SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 20, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 26, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1997-HI3)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

 DELAWARE                       333-28025          41-1808858
(State or Other Jurisdiction   (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                         55437
 (Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

                  4.1 Servicing Agreement dated as of June 26, 1997 among Residential Funding Corporation, as master servicer, Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank, as indenture trustee.

     4.2 Amended and Restated Trust Agreement dated as of June 26, 1997 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.3 Indenture dated as of June 26, 1997 between Home Loan Trust 1997-HI3, as issuer and The Chase Manhattan Bank, as indenture trustee.

     10.1 Mortgage Loan Purchase Agreement dated as of June 26, 1997 between Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.
                  10.2 Mortgage Loan Purchase Agreement dated as of June 26, 1997 between Residential Funding Mortgage Securities, II, Inc., as purchaser, Master Financial, Inc., as seller and Residential Funding Corporation.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES II, INC.


                                   By:     /s/ Diane S. Wold
                                   Name:      Diane S. Wold
                                   Title:            Vice President


Dated:  June 26, 1997



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES II, INC.


                           By:
                                         Name:      Diane S. Wold
                                         Title:     Vice President


Dated:  June 26, 1997


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                                   EXHIBIT 4.1

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                                   EXHIBIT 4.2

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                                   EXHIBIT 4.3

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                                  EXHIBIT 10.1

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                                  EXHIBIT 10.2


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                                    EXHIBITS
                             (Intentionally Omitted)


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                                   APPENDIX A

                                   DEFINITIONS


                  Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

                  Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

          Basic Documents: The Trust Agreement, the Indenture, the Mortgage Loan Purchase Agreements, the Insurance Agreement, the Credit Enhancement Instrument, the Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above. Beneficial Owner: With respect to any Class A-PB Note, the
Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

                  Book-Entry Only Notes: Beneficial interests in the Class A-PB Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

                  Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York, California, Minnesota, Illinois or Delaware are required or authorized by law to be closed.

          Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

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                  Certificate  Distribution  Account:  The  account or  accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Certificate Distribution Account. The Certificate Distribution Account shall be an Eligible Account.

                  Certificate Distribution Amount: The amount payable to the Certificate Paying Agent under Section 3.05(ix) of the Indenture for payment to the Certificates under the Trust Agreement.

          Certificate Paying Agent: The meaning specified in Section 3.10 of the Trust Agreement.

          Certificate Percentage Interest: With respect to each Certificate, the Certificate Percentage Interest stated on the face thereof.
                  Certificate Principal Balance: For purposes solely of the statement to Securityholders created by the Master Servicer pursuant to Section
4.01 of the Servicing Agreement, an amount equal to the Outstanding Reserve Amount.

          Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the
     registration   of   Certificates   and  of  transfers   and   exchanges  of
     Certificates.
          Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.
                  Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute, including all amendments and restatements.

          Certificates: The Certificates in substantially the form set forth in Exhibit A to the Trust Agreement.
                  Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

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    Class:  Collectively, all of the Notes bearing the same designation.

                  Closing Date:  June 26, 1997.

          Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

    Collateral:  The meaning specified in the Granting Clause of the Indenture.

                  Collateral Value: With respect to any Mortgaged Property, (x) the value thereof as determined in an appraisal obtained at the time of origination of the related Mortgage Loan, or (y) if such Mortgage Loan was originated simultaneously with or not more than 12 months after the origination of a more senior mortgage loan with respect to the related Mortgaged Property, the Collateral Value of such Mortgaged Property will be the lesser of the appraised value thereof used in the origination of the more senior mortgage loan and the related sales price, if any, for such Mortgaged Property, or (z) the Collateral Value of the Mortgaged Property related to any Mortgage Loan with an original principal balance of less than or equal to $30,000 will be either the value thereof as stated in the related borrower's application for such Mortgage Loan or the Collateral Value thereof described in clause (x) or (y) above, as determined in connection with the origination or purchase of such Mortgage Loan by the related Seller.

                  Collection Period: With respect to each Payment Date other than the first Payment Date, the calendar month immediately preceding the month in which such Payment Date occurs, and with respect to the first Payment Date, the period from June 5, 1997 to June 30, 1997.

                  Combined Loan-to-Value Ratio: With respect to any Mortgage Loan and any date, the ratio, expressed as a percentage, of (i) the sum of (A) the unpaid principal balance of such Mortgage Loan at such date and (B) the unpaid principal balance at such date of all mortgage loans, if any, secured by liens that are senior to the lien of such Mortgage Loan to (ii) the Collateral Value of the related Mortgaged Property.

                  Contract of Insurance: The contract of insurance under Title I covering the Title I Loans held under the name Residential Funding Corporation, or any successor thereto, as Title I Contract Holder thereunder.

                  Corporate Trust Office: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 10th Floor, New York, New York 10007, Attention: Global Trust Services. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North,

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1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust
Administration.

                  Credit Enhancement Draw Amount: With respect to each Payment Date, an amount, if any, equal to the sum of (x) the amount by which accrued interest on the Notes at the related Note Rate on such Payment Date exceeds the amount on deposit in the Payment Account available for interest distributions on such Payment Date, (y) any Liquidation Loss Amount (other than any Excess Loss Amount) not currently covered by a Liquidation Loss Distribution Amount or a reduction in the Outstanding Reserve Amount and (z) any Excess Loss Amount.

                  Credit  Enhancement  Instrument:   The  Certificate  Guarantee
Insurance Policy number AB0112BE, dated as of the Closing Date, issued by the Credit Enhancer to the Owner Trustee.

                  Credit Enhancer: AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance corporation, any successor thereto or any replacement credit enhancer substituted pursuant to Section 3.29 of the Indenture.

          Credit Enhancer Default: If the Credit Enhancer fails to make a payment required under the Credit Enhancement Instrument in accordance with its terms.

 Credit Enhancer Premium Rate:  As set forth in the Insurance Agreement.

                  Custodial Account: The account or accounts created and maintained by the Master Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Master Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

                  Custodial Agreement: Any Custodial Agreement between the Custodian, the Indenture Trustee, the Issuer and the Master Servicer relating to the custody of the Mortgage Loans and the Related Documents.

          Custodian: Norwest Bank Minnesota, N.A., a national association, and its successors and assigns.
                  Cut-off Date:  June 5, 1997.

                  Cut-off Date Loan Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Business Day immediately prior to the Cut-off Date.

          Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.
          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding
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indebtedness  under  the  Mortgage  Loan,  or any  reduction  in the  amount  of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

    Definitive Notes:  The meaning specified in Section 4.06 of the Indenture.

                  Deleted Loan: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan pursuant to Section 3.1(c) of the related Mortgage Loan Purchase Agreement.

          Depositor: Residential Funding Mortgage Securities II, Inc., a Delaware corporation, or its successor in interest.
                  Depository or Depository Agency: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

          Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.
          Designated Certificate: The Certificate representing the ownership interest in the Owner Trust specified in Section 3.11 of the Trust Agreement.
          Designated Holder: With respect to the Designated Certificate, any beneficial and record owner thereof, which shall be RAHI as of the Closing Date. The Designated Holder is also a Certificateholder for purposes of the Trust Agreement.
                  Determination Date: With respect to any Payment Date, the 20th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

                  Dissolution Draw: Following an Event of Liquidation, the Business Day following the date on which the proceeds of the sale or liquidation of the Trust Estate are to be distributed to the Noteholders, the amount, if any, by which the aggregate amount available for distribution to Noteholders is less than the sum of (1) an amount equal to all accrued and unpaid interest on each Class of Notes at the related Note Rate through such Payment Date and (2) 100% of the aggregate Note Balance of the Notes outstanding immediately prior to such Payment Date.

          Dissolution Payment Date: Following an Event of Liquidation, the Business Day following the date on which the proceeds of the sale of the Trust Estate are paid to the Securityholders.
          Due Date: The date on which the Monthly Payment on the related Mortgage Loan is due in accordance with the terms of the related Mortgage Note.

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                  Eligible Account: An account that is any of the following: (i)
maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest short-term rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1 by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 by Moody's and A by Standard & Poor's (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Custodial Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency (if determined without regard to the Credit Enhancement Instrument) below the lower of the then-current rating or the rating assigned to such Securities (if determined without regard to the Credit Enhancement Instrument) as of the Closing Date by such Rating Agency).

                  Eligible Substitute Loan: A Mortgage Loan substituted by Residential Funding or Master Financial for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the related Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in clauses (ii) through (xxxiv) of Section 3.1(b) of the Mortgage Loan Purchase Agreement for the related Seller other than clauses (viii), (xiii), (xiv), (xxv)(B) and (xxvi) (and other than clauses (ii), (xxxiii) and (xxxiv) if such Mortgage Loan substituted by the related Seller is not a Title I Loan); (iii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) be ineligible for inclusion in a real estate mortgage investment conduit ("REMIC") (a "REMIC Ineligible Loan") if the Deleted Loan was a REMIC Ineligible Loan (because (a) the value of the real property securing the Deleted Loan was not at least equal to eighty percent of the adjusted issue price of such loan at the time of origination, calculated by subtracting the amount

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of any liens that are senior to such loan and a proportionate amount of any lien of equal priority from the value of such property when the Deleted Loan was originated and (b) substantially all of the proceeds of the Deleted Loan were not used to acquire, improve or protect an interest in the real property securing such loan and such real property was the only security for such Deleted
Loan); (vii) not be 30 days or more delinquent; and (viii) be a Title I Loan if such Deleted Loan was a Title I Loan.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.
                  Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) a default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or
                        (ii) a default in the payment of the principal of or any installment of the principal of any Class of Notes when the same becomes due and payable, and such default shall continue for a period of five days; or

                       (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made which has a material adverse effect on Securityholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding Security Balance of the Notes or the Credit Enhancer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                        (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or
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         hereafter  in effect,  or the  consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  Event of Liquidation: Following the occurrence of an Event of Default under the Indenture, the determination by the Indenture Trustee, as evidenced by a written notice provided to the Owner Trustee, the Depositor, the Issuer and the Credit Enhancer that all conditions precedent to the sale or other liquidation of the Trust Estate pursuant to Section 5.04 of the Indenture have been satisfied.

          Event of Servicer Termination: With respect to the Servicing Agreement, a Servicing Default as defined in Section 7.01 of the Servicing Agreement.
                  Excess Loss Amount: On any Payment Date "Excess Loss Amounts" will be equal to the sum of (i) the excess, if any, of the aggregate Liquidation Loss Amount (other than as described in clauses (ii)-(iii) hereof) for the related Collection Period and all preceding Collection Periods over $46,168,941.00, (ii) any Special Hazard Losses in excess of the Special Hazard Amount, and (iii) any losses incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

                  Excess Spread Test: A test which is satisfied if (A) the sum of (x) the amount remaining in the Payment Account after payments are made pursuant to clause (v) of Section 3.05 of the Indenture for such Payment Date plus (y) the Liquidation Loss Distribution Amount for such Payment Date is equal to or greater than (B) half of the average of the aggregate Liquidation Loss Amount for such Payment Date and each of the five previous Payment Dates.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          Expenses:   The  meaning  specified  in  Section  7.02  of  the  Trust
     Agreement.
                  Extraordinary Event: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.13 of the Servicing Agreement but are in excess of the coverage maintained thereunder;

          (b)   nuclear   reaction   or   nuclear   radiation   or   radioactive
     contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect,
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



         proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

          1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.   by military, naval or air forces; or

          3. by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

   FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

  FHA:  The Federal Housing Administration, or any successor thereto.

          FHA Claims Administrator: Residential Funding Corporation, its successors in interest, and any successor thereto pursuant to the Servicing Agreement.
                  FHA Insurance: The insurance provided by FHA pursuant to Title I of the National Housing Act, as evidenced by the Contract of Insurance.

                  FHA Insurance Coverage Insufficiency: At the time of a prospective claim for reimbursement under the Contract of Insurance of a Title I Loan pursuant to Section 3.16 of the Servicing Agreement, the amount of the sum of all claims previously paid by the FHA in respect of the Title I Loans and the amount expected to be received in respect of such prospective claim exceeds the FHA Reserve Amount.

                  FHA Reserve: The account established by the FHA pursuant to the Contract of Insurance which is adjusted and maintained under Title I.

                  FHA Reserve Amount: The insurance provided by the FHA pursuant to Title I that is expected to be available to the Title I Contract Holder in respect of the Title I Loans, which is an amount approximately equal to $1,481,813.


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  FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

   Final Scheduled Payment Date:  The Payment Date in December 2022.

    FNMA:  The Federal National Mortgage Association, or any successor thereto.

                  Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

                  Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  Holder:  Any of the Noteholders or Certificateholders.

          HUD: The United States Department of Housing and Urban Development and any successor thereto.

  Indemnified Party:  The meaning specified in Section 7.02 of the Trust
Agreement.

          Indenture: The indenture dated as of June 26, 1997 between the Issuer, as debtor, and the Indenture Trustee, as indenture trustee.

          Indenture Trustee: The Chase Manhattan Bank, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.
                  Independent: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Sellers, the Issuer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sellers, the Issuer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Sellers, the Issuer, the Depositor

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



or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          Initial  Note   Balance:   With  respect  to  the  Class  A-PB  Notes,
     $122,765,141.00. With respect to the Class A-PV Notes, $100,000,000.00.

          Initial Outstanding Reserve Amount: An amount equal to 3.50% of the Cut-off Date Loan Balance of the Mortgage Loans.

                  Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

                  Insurance Agreement: The Insurance and Indemnity Agreement dated as of June 26, 1997, among the Master Servicer, Master Financial, the Depositor, the Issuer, the Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

                  Insurance Proceeds: Proceeds paid by any insurer (other than the Credit Enhancer) pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the next to last sentence of Section
3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's

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



normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

          Interest Accrual Period: With respect to any Note and any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

                  Interest Collections: With respect to any Payment Date, the sum of (i) the portion allocable to interest of all scheduled monthly payments on the Mortgage Loans received during the related Collection Period, minus the Servicing Fees for such Collection Period, (ii) the interest portion of all Net Liquidation Proceeds (as defined below) allocated to interest pursuant to the terms of the Mortgage Notes, reduced by the Servicing Fees for such Collection Period and (iii) the interest portion of the Repurchase Price for any Deleted Loans.

          Issuer, Owner Trust or Trust: The Home Loan Trust 1997-HI3, a Delaware business trust, or its successor in interest.

          Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.
                  Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

                  Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO have been recovered. In addition, the Master Servicer will treat any Mortgage Loan that is 180 days or more delinquent as having been finally liquidated.

                  Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Mortgage Loan or incurred by the FHA Claims Administrator in connection with an FHA Insurance claim on a Title I Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related

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



and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

                  Liquidation Loss Amount: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Loan Balance thereof and any accrued interest thereon at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Loan Balance and any proceeds of FHA Insurance, if applicable.

                  Liquidation Loss Distribution Amount: With respect to any Payment Date, the aggregate of (A) 100% of the Liquidation Loss Amount (other than any Excess Loss Amounts) on such Payment Date, plus (B) any such
Liquidation Loss Amount (other than any Excess Loss Amounts) remaining undistributed from any preceding Payment Date (with interest thereon at a rate specified in the Insurance Agreement for amounts owing to the Credit Enhancer), provided that any such Liquidation Loss Amount pursuant to this clause (B) shall not be distributed to the extent that the Liquidation Loss Amount was reflected in the reduction of the Outstanding Reserve Amount.

                  Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Credit Enhancement Instrument) if any received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

                  Loan Balance: With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-off Date Loan Balance, minus all collections in respect of principal in accordance with the related Mortgage Note and applied in reduction of the Loan Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Loan Balance equal to zero.

                  Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the related Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note).

          Master Financial: Master Financial, Inc., a California corporation, and its successors and assigns.

                  Master Financial Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Cut-off Date, among Master Financial, as seller, the Depositor, as purchaser, and Residential Funding Corporation with respect to the Master Financial Mortgage Loans, dated as of June 26, 1997.

          Master Financial Mortgage Loans: The Mortgage Loans sold by Master Financial to the Depositor on the Closing Date pursuant to the Master Financial Mortgage Loan Purchase Agreement.

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



          Master  Servicer:   Residential   Funding   Corporation,   a  Delaware
     corporation, and its successors and assigns.

                  Master Servicing Fee: With respect to any Mortgage Loan and any Collection Period, the product of (i) the Master Servicing Fee Rate divided by 12 and (ii) the Loan Balance of such Mortgage Loan as of the first day of such Collection Period.

          Master Servicing Fee Rate: With respect to any Mortgage Loan, 0.17% per ------------------------- annum.

                  Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

       Moody's:  Moody's Investors Service, Inc. or its successor in interest.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

                  Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreements or the Servicing Agreement.

          Mortgage Loan Purchase Agreement: The RFC Mortgage Loan Purchase Agreement or the Master Financial Mortgage Loan Purchase Agreement.

                  Mortgage Loan Schedule: The initial schedule of Mortgage Loans as of the Cut-off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Mortgage Loan, among other things: (i) the address of the related Mortgaged Property ("PROPERTY ADDRESS," "CITY," "ST" and "ZIP"), (ii) the principal balance at origination ("ORG AMT"), (iii) the Cut-off Date Loan Balance ("CUT-OFF BAL"), (iv) the Mortgage Rate ("CUR RT"), (v) the appraised value ("APPRSL"), (vi) the principal balance of any mortgage loans, if any, senior thereto ("SR BAL"), (vii) the loan number ("RFC LN#"), (viii) the lien position of the related Mortgage ("LIEN") and (ix) whether such Mortgage Loan is a Title I Loan ("LN TYP").

                  Mortgage Loans: At any time, the mortgage loans that have been sold by Residential Funding or by Master Financial under the related Mortgage Loan Purchase Agreement, together with the Related Documents, and that remain subject to the terms thereof.


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



                  Mortgage Note: With respect to a Mortgage Loan, the mortgage note pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

          Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

          Mortgage Rate: With respect to any Mortgage Loan and any day, the per annum rate of interest set forth in the related Mortgage Note.

                  Mortgagor:  The obligor or obligors under a Mortgage Note.

     National Housing Act:  The National Housing Act of 1934, as amended.

          Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

                  Note Balance: With respect to any Payment Date and the Notes, the Initial Note Balance thereof prior to such Payment Date reduced by all payments of principal thereon prior to such Payment Date.

                  Note Owner:  The Beneficial Owner of a Note.

          Note Rate: With respect to the Class A-PB Notes and Class A-PV Notes, 7.18% --------- per annum.

          Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

    Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

                  Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons. Any Notes on which payments are made under the Credit Enhancement Instrument shall be deemed Outstanding until the Credit Enhancer has been reimbursed with respect thereto and the Credit Enhancer shall be deemed the Noteholder thereof to the extent of such unreimbursed payment.

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




          Notes: The Notes issued and outstanding at any time pursuant to the Indenture.
 Officer's Certificate: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  Opinion of Counsel: A written opinion of counsel. Any Opinion of Counsel for the Master Servicer may be provided by in-house counsel for the Master Servicer if reasonably acceptable to the Indenture Trustee, the Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

          Original Trust Agreement: The Trust Agreement, dated as of June 23, 1997, between the Owner Trustee and the Depositor.

          Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:
          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and
                        (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Credit Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Credit Enhancement Instrument shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

                  Outstanding Reserve Amount: With respect to any Payment Date, the amount by which the Pool Balance as of the last day of the related Collection Period exceeds the aggregate of the Note Balances on such Payment Date (after application of Principal Collections for such date).

                  Owner Trust : Home Loan Trust 1997-HI3, created by the Certificate of Trust pursuant to the Trust Agreement and the Original Trust Agreement.

          Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of the Mortgage Loans and the Credit Enhancement Instrument.

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



                  Owner Trustee: Wilmington Trust Company not in its individual capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

          Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.
                  Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

          Payment Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

                  Percentage Interest: With respect to any Note, the percentage obtained by dividing the Note Balance of such Note by the aggregate of the Note Balances of all Notes of the same Class.

                  Permitted Investments:  One or more of the following:

                         (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                       (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch

[NY01B:339130.5]  16069-00399  06/26/97 10:43am
                                                        17
         of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                        (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

          (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and
                        (vi) other obligations or securities that are acceptable to each Rating Agency as an Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, and which are acceptable to the Credit Enhancer, as evidenced in writing, provided that if the Master Servicer or any other Person controlled by the Master Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Mortgage Loans;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

                  Person:  Any  individual,   corporation,   partnership,  joint
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pool Balance: With respect to any date, the aggregate of the Loan Balances of all Mortgage Loans as of such date.
                  Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

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                                                        18

          Premium Amount: The amount of premium due to the Credit Enhancer in accordance with the terms of the Insurance Agreement.

                  Prepayment Assumption: A 100% Prepayment Assumption used solely for determining the accrual of original issue discount, market discount and premium, if any, on the Notes for federal income tax purposes. A 100% Prepayment Assumption assumes a constant prepayment rate of 2% per annum for the first month, increasing each month by an additional 1% until such rate reaches 13.00% (on the thirteenth month) and remaining level at 13.00% thereafter.

                  Principal Collection Distribution Amount: For any Payment Date, the Principal Collections for such Payment Date; provided, however, on any Payment Date with respect to which the Outstanding Reserve Amount that would result, if determined without regard to this proviso exceeds the Reserve Amount Target, the Principal Collection Distribution Amount will be reduced by the amount of such excess, but not below zero, until the Outstanding Reserve Amount equals the Reserve Amount Target.

                  Principal Collections: An amount equal to the sum of (i) the portion allocable to principal of all scheduled Monthly Payments on the Mortgage Loans received during the related Collection Period; (ii) the principal portion of all proceeds of the repurchase of any Mortgage Loans (or, in the case of a substitution, any Substitution Adjustment Amounts) as required by the Servicing Agreement during the related Collection Period; (iii) the amount of the proceeds of any FHA insurance received with respect to the Mortgage Loans; and (iv) the principal portion of all other unscheduled collections received on the Mortgage Loans during the related Collection Period (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors and Net Liquidation Proceeds), to the extent not previously distributed.

                  Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

          Program Guide: Together, the Residential Funding's Seller Guide and Servicing Guide, as in effect from time to time.

          Purchase Price: The meaning specified in Section 2.2(a) of the Mortgage Loan Purchase Agreements.

                  Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and

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                                                        19
to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a FNMA-approved mortgage insurer.

   RAHI:  RFC Asset Holdings, Inc., a Delaware corporation, or its successors.

                  Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities. Initially, Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

                  Record Date: With respect to the Notes and any Payment Date, the Business Day next preceding such Payment Date and with respect to the Certificates or the Variable Funding Notes and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

          Registered Holder: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

                  Related Documents: With respect to each Mortgage Loan, the documents specified in Section 2.1(c) of the related Mortgage Loan Purchase Agreement and any documents required to be added to such documents pursuant to the related Mortgage Loan Purchase Agreement, the Trust Agreement or the Servicing Agreement.

          Release Agreement: A Release Agreement as defined in Section 3.02 of the Servicing Agreement.

          REO:  A  Mortgaged   Property  that  is  acquired  by  the  Issuer  in
     foreclosure or by deed in lieu of foreclosure.

                  Repurchase  Event:  With respect to any Mortgage Loan,  either
(i) a discovery that, as of the Closing Date, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Mortgage Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the related

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                                                        20

Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

                  Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant to the related Mortgage Loan Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate (or with respect to the last day of the month in the month of repurchase, the Mortgage Rate will be the Mortgage Rate in effect as to second to last day in such month) on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase.

                  Reserve Amount Target: As to any Payment Date prior to the Stepdown Date, the Reserve Amount Target will be 9.00% of the aggregate of the Cut-off Date Loan Balances. On or after the Stepdown Date, the Reserve Amount Target will be equal to the lesser of (a) the Reserve Amount Target as of the Cut-off Date and (b) 18.00% of the Pool Balance as of the beginning of the related Collection Period (but not lower than $3,462,671 (1.5% of the aggregate of the Cut-off Date Loan Balances)); provided however that any scheduled reduction to the Reserve Amount Target described above shall not be made as of any Payment Date unless (i)(a) the aggregate cumulative Liquidation Loss Amount on the Mortgage Loans prior to any such Payment Date occurring during the first year, the second year or the third year (or any year thereafter) after the Stepdown Date are less than 7.0%, 8.0% and 9.0% respectively, of the aggregate Pool Balance or (b) the Excess Spread Test is satisfied and (ii) there has been no draw on the Credit Enhancement Instrument on such Payment Date that remains unreimbursed. In addition, the Reserve Amount Target may be reduced with the prior written consent of the Credit Enhancer and the Rating Agencies.

                  Reserve Increase Amount: On each Payment Date, an amount equal to the lesser of (i) the amount remaining in the Payment Account following distributions pursuant to Section 3.05(v) of the Indenture and (ii) the amount necessary to bring the Outstanding Reserve Amount up to the Reserve Amount Target.

          Residential Funding: Residential Funding Corporation, a Delaware corporation, and its successors and assigns.

                  Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  RFC Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of the Cut-off Date, between Residential Funding, as seller, and the Depositor, as purchaser, with respect to the RFC Mortgage Loans, dated as of June 26, 1997.


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                                                        21

          RFC Mortgage Loans: The Mortgage Loans sold by Residential Funding to the Depositor on the Closing Date pursuant to the RFC Mortgage Loan Purchase Agreement.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
                  Security:  Any of the Certificates or Notes.

         Securityholder or Holder:  Any Noteholder or a Certificateholder.

                  Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

                  Seller:  Residential Funding or Master Financial.

          Servicing Agreement: The Servicing Agreement dated as of June 26, 1997 among the Indenture Trustee, the Issuer, and the Master Servicer, as master servicer.

          Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Master Servicer in accordance with
     Section 4.01 of the Servicing Agreement.

          Servicing Default: The meaning specified in Section 7.01 of the Servicing Agreement.
          Servicing Fee: With respect to any Mortgage Loan, the sum of the related Master Servicing Fee and the related Subservicing Fee.

          Servicing Fee Rate: With respect to any Mortgage Loan, the sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.
                  Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer, as such list may be amended from time to time.

                  Single Note:  A Note in the amount of $1,000.

                  Special Hazard Amount: As of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $2,308,447 less the sum of (A) the aggregate of any Liquidation Loss Amount on the Mortgage Loans due to Special Hazard Losses and (B) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on

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                                                        22
the Payment Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding aggregate credit limits of all Mortgage
Loans on the Payment Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Payment
Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary.

                  Special Hazard Loss: Any Liquidation Loss Amount not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.04 of the Servicing Agreement, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and
(ii) any losses resulting from an Extraordinary Event.

    Standard & Poor's: Standard & Poor's Ratings Services or its successor in interest.

                  Stepdown Date: The later of (i) the Payment Date in June 2000 and (ii) the Payment Date on which the Pool Balance as of such Payment Date is less than 50% of the Cutoff Date Balance.

          Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement as a Subservicer by the Master Servicer.

          Subservicing Account: An Eligible Account established or maintained by a Sub- servicer as provided for in Section 3.02(c) of the Servicing Agreement.
                  Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01 of the Servicing Agreement.

                  Subservicing Fee: With respect to any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Mortgage Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

    Subservicing Fee Rate:  With respect to each Mortgage Loan, 1.25% per annum.

          Substitution Adjustment Amounts: With respect to any Eligible Substitute Loan, the amount as defined in Section 3.1(b) of the related Mortgage Loan Purchase Agreement.
                  Title I: Section 2 of Title I of the National Housing Act and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.


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                                                        23

          Title  I  Contract  Holder:   Residential  Funding  Corporation,   its
     successors in interest, and any successor thereto pursuant to the terms of the Servicing Agreement.

                  Title I Loans: Those Mortgage Loans that have been or are being reported to FHA as eligible for FHA Insurance, as indicated on the Mortgage Loan Schedule.

          Title I Regulations: The regulations promulgated by HUD relating to Title I home improvement loans, currently found at 24 C.F.R. ss.201.

                  Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

          Trust Agreement: The Amended and Restated Trust Agreement, dated as of June 26, 1997, between the Owner Trustee and the Depositor.

  Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

                  Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

   UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

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                                                        24

                            HOME LOAN TRUST 1997-HI3

                                     Issuer

                                       AND

                            THE CHASE MANHATTAN BANK

                                Indenture Trustee



                                    INDENTURE

                            Dated as of June 26, 1997

                   ------------------------------------------


                             HOME LOAN-BACKED NOTES


                                  -------------



[NY01B:339135.4]  16069-00399  06/26/97 10:41am

                                TABLE OF CONTENTS

Section                                                            Page

                  ARTICLE I

                 Definitions

1.01.Definitions........................................................... 2
     -----------
1.02.Incorporation by Reference of Trust Indenture Act..................... 2
     -------------------------------------------------
1.03.Rules of Construction................................................. 2
     ---------------------

                 ARTICLE II

         Original Issuance of Notes
2.01.Form.................................................................. 4
     ----
2.02.Execution, Authentication and Delivery................................ 4
     --------------------------------------

                 ARTICLE III

                  Covenants

3.01.Collection of Payments with respect to the Mortgage Loans............. 5
     ---------------------------------------------------------
3.02.Maintenance of Office or Agency....................................... 5
     -------------------------------
3.03.Money for Payments To Be Held in Trust; Paying Agent.................. 5
     ----------------------------------------------------
3.04.Existence............................................................. 6
     ---------
3.05.Payment of Principal and Interest; Defaulted Interest................. 7
     -----------------------------------------------------
3.06.Protection of Trust Estate............................................ 8
     --------------------------
3.07.Opinions as to Trust Estate........................................... 9
     ---------------------------
3.08.Performance of Obligations; Servicing Agreement.......................10
     -----------------------------------------------
3.09.Negative Covenants....................................................10
     ------------------
3.10.Annual Statement as to Compliance.....................................11
     ---------------------------------
3.11.Recording of Assignments..............................................11
     ------------------------
3.12.Representations and Warranties Concerning the Mortgage Loans..........11
     ------------------------------------------------------------
3.13.Assignee of Record of the Mortgage Loans..............................11
     ----------------------------------------
3.14.Master Servicer as Agent and Bailee of the Mortgage Loans Holder......11
     ----------------------------------------------------------------
3.15.Investment Company Act................................................12
     ----------------------
3.16.Issuer May Consolidate, etc...........................................12
     ----------------------------
3.17.Successor or Transferee...............................................14
     -----------------------
3.18.No Other Business.....................................................14
     -----------------
3.19.No Borrowing..........................................................14
     ------------
3.20.Guarantees, Loans, Advances and Other Liabilities.....................14
     -------------------------------------------------
3.21.Capital Expenditures..................................................14
     --------------------
3.22.Owner Trustee Not Liable for Certificates or Related Documents........14
     --------------------------------------------------------------
3.23.Restricted Payments...................................................14
     -------------------
3.24.Notice of Events of Default...........................................15
     ---------------------------
3.25.Further Instruments and Acts..........................................15
     ----------------------------

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                                                    i

3.26.Statements to Noteholders.............................................15
     -------------------------
3.27.Payments under the Credit Enhancement Instrument......................15
     ------------------------------------------------

                 ARTICLE IV

       The Notes; Satisfaction and Discharge of Indenture

4.01.The Notes.............................................................16
     ---------
4.02.Registration of and Limitations on Transfer and Exchange of Notes;
     ------------------------------------------------------------------
     Appointment of Certificate Registrar..................................16
     ------------------------------------
4.03.Mutilated, Destroyed, Lost or Stolen Notes............................18
     ------------------------------------------
4.04.Persons Deemed Owners.................................................19
     ---------------------
4.05.Cancellation..........................................................19
     ------------
4.06.Book-Entry Notes......................................................19
     ----------------
4.07.Notices to Depository.................................................20
     ---------------------
4.08.Definitive Notes......................................................20
     ----------------
4.09.Tax Treatment.........................................................21
     -------------
4.10.Satisfaction and Discharge of Indenture...............................21
     ---------------------------------------
4.11.Application of Trust Money............................................22
     --------------------------
4.12.Subrogation and Cooperation...........................................22
     ---------------------------
4.13.Repayment of Monies Held by Paying Agent..............................23
     ----------------------------------------
4.14.Temporary Notes.......................................................23
     ---------------
5.01.Events of Default.....................................................24
     -----------------
5.02.Acceleration of Maturity; Rescission and Annulment....................24
     --------------------------------------------------
5.03.Collection of Indebtedness and Suits for Enforcement by Indenture
     -----------------------------------------------------------------
     Trustee...............................................................25
5.04.Remedies; Priorities..................................................27
     --------------------
5.05.Optional Preservation of the Trust Estate.............................28
     -----------------------------------------
5.06.Limitation of Suits...................................................29
     -------------------
5.07.Unconditional Rights of Noteholders To Receive Principal and
     Interest..............................................................29
     --------
5.08.Restoration of Rights and Remedies....................................29
     ----------------------------------
5.09.Rights and Remedies Cumulative........................................30
     ------------------------------
5.10.Delay or Omission Not a Waiver........................................30
     ------------------------------
5.11.Control by Noteholders................................................30
     ----------------------
5.12.Waiver of Past Defaults...............................................31
     -----------------------
5.13.Undertaking for Costs.................................................31
     ---------------------
5.14.Waiver of Stay or Extension Laws......................................31
     --------------------------------
5.15.Sale of Trust Estate..................................................31
     --------------------
5.16.Action on Notes.......................................................33
     ---------------
5.17.Performance and Enforcement of Certain Obligations....................33
     ---------------------------------------------------

                 ARTICLE VI

            The Indenture Trustee

6.01.Duties of Indenture Trustee.......................................... 35
     ---------------------------

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                                                    ii

6.02.Rights of Indenture Trustee............................................36
     ---------------------------
6.03.Individual Rights of Indenture Trustee.................................36
     --------------------------------------
6.04.Indenture Trustee's Disclaimer.........................................36
     ------------------------------
6.05.Notice of Event of Default.............................................37
     --------------------------
6.06.Reports by Indenture Trustee to Holders................................37
     ---------------------------------------
6.07.Compensation and Indemnity.............................................37
     --------------------------
6.08.Replacement of Indenture Trustee.......................................37
     --------------------------------
6.09.Successor Indenture Trustee by Merger..................................38
     -------------------------------------
6.10.Appointment of Co-Indenture Trustee or Separate Indenture Trustee......39
     -----------------------------------------------------------------
6.11.Eligibility; Disqualification..........................................40
     -----------------------------
6.12.Preferential Collection of Claims Against Issuer.......................40
     ------------------------------------------------
6.13.Representations and Warranties.........................................40
     ------------------------------
6.14.Directions to Indenture Trustee........................................41
     -------------------------------
6.15.Indenture Trustee May Own Securities...................................41
     ------------------------------------
6.16.Compliance with Withholding Requirements...............................41
     ----------------------------------------

                 ARTICLE VII

       Noteholders' Lists and Reports

7.01.Issuer To Furnish Indenture Trustee Names and Addresses of
     Noteholders............................................................42
     -----------
7.02.Preservation of Information; Communications to Noteholders.............42
     ----------------------------------------------------------
7.03.Reports by Issuer......................................................42
     -----------------
7.04.Reports by Indenture Trustee...........................................43
     ----------------------------

                ARTICLE VIII

     ccounts, Disbursements and Releases

8.01.Collection of Money....................................................44
     -------------------
8.02.Trust Accounts.........................................................44
     --------------
8.03.Officer's Certificate..................................................44
     ---------------------
8.04.Termination Upon Distribution to Noteholders...........................44
     --------------------------------------------
8.05.Release of Trust Estate................................................45
     -----------------------
8.06.Surrender of Notes Upon Final Payment..................................45
     -------------------------------------

                 ARTICLE IX

           Supplemental Indentures

9.01.Supplemental Indentures Without Consent of Noteholders.................46
     ------------------------------------------------------
9.02.Supplemental Indentures With Consent of Noteholders....................47
     ---------------------------------------------------
9.03.Execution of Supplemental Indentures...................................49
     ------------------------------------
9.04.Effect of Supplemental Indenture.......................................49
     --------------------------------
9.05.Conformity with Trust Indenture Act....................................49
     -----------------------------------
9.06.Reference in Notes to Supplemental Indentures..........................49
     ---------------------------------------------

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                                                   iii

                                    ARTICLE X

                                  Miscellaneous

10.01. Compliance Certificates and Opinions, etc............................50
       -----------------------------------------
10.02. Form of Documents Delivered to Indenture Trustee.....................51
       ------------------------------------------------
10.03. Acts of Noteholders..................................................52
       -------------------
10.04. Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and
       Rating Agencies......................................................53
       ---------------
10.05. Notices to Noteholders; Waiver.......................................53
       ------------------------------
10.06. Alternate Payment and Notice Provisions..............................54
       ---------------------------------------
10.07. Conflict with Trust Indenture Act....................................54
       ---------------------------------
10.08. Effect of Headings...................................................54
       ------------------
10.09. Successors and Assigns...............................................54
       ----------------------
10.10. Separability.........................................................54
       ------------
10.11. Benefits of Indenture................................................54
       ---------------------
10.12. Legal Holidays.......................................................55
       --------------
10.13. GOVERNING LAW........................................................55
       -------------
10.14. Counterparts.........................................................55
       ------------
10.15. Recording of Indenture...............................................55
       ----------------------
10.16. Issuer Obligation....................................................55
       -----------------
10.17. No Petition..........................................................55
       -----------
10.18. Inspection...........................................................56
       ----------

Signatures and Seals .......................................................81
Acknowledgments ............................................................82


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                                       iv

EXHIBITS

Exhibit A                  Form of Notes

Exhibit B-1                Form of Investor Representation

Exhibit B-2                Form of Transferor Representation Letter

Exhibit C                  Form of Rule 144A Investment Representation Letter

Appendix A                 Definitions

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                                        v

                  This Indenture, dated as of June 26, 1997, between HOME LOAN TRUST 1997- HI3, a Delaware business trust, as Issuer (the "Issuer"), and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 1997-HI3 Home Loan-Backed Notes, Class A-PB and Class A-PV (collectively, the "Notes").

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of each Class of Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created (a) the Mortgage Loans, (b) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (c) the Credit
Enhancement Instrument and (d) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.



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



                                    ARTICLE I

                                   Definitions

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

"Commission" means the Securities and Exchange Commission.

"indenture securities" means the Notes.

"indenture security holder" means a Noteholder.

"indenture to be qualified" means this Indenture.

"indenture trustee" or "institutional trustee" means the Indenture Trustee.

"obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                   All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03.     Rules of Construction.  Unless the context otherwise requires:

                         (i)          a term has the meaning assigned to it;

                        (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                       (iii)          "or" is not exclusive;

             (iv)          "including" means including without limitation;

          (v) words in the singular include the plural and words in the plural include the singular; and

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



                        (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

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                                                         3

                                   ARTICLE II

                           Original Issuance of Notes

         Section 2.01. Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

          Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.
         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $222,765,141.00.

         Each Class of Notes shall be dated the date of its authentication. The Class A-PB Notes shall be issuable as registered Notes and shall be issuable in the minimum initial Note Balances of $1,000 and in integral multiples of $1,000 in excess thereof. The Class A-PV Notes shall be issuable as registered Notes and shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

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                                                         4

                                   ARTICLE III

                                    Covenants

         Section 3.01. Collection of Payments with respect to the Mortgage Loans. The Indenture Trustee shall establish and maintain with itself the Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03. Money for Payments To Be Held in Trust; Paying Agent. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                         (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                        (ii) give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                       (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;


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



                        (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                        (vi) deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

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                                                         6

         Section 3.05.  Payment of Principal and Interest;  Defaulted  Interest.
(a) On each Payment Date from amounts on deposit in the Payment Account, the Paying Agent shall pay to the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and to other Persons the amounts to which they are entitled, as set forth in the statements delivered to the Indenture Trustee pursuant to Section 4.01 of the Servicing Agreement, as set forth below in the following order of priority:

                         (i) to Holders of each Class of Notes, on a pro rata basis, interest at the related Note Rate for the related Interest Accrual Period on the related Note Balance of such Class of Notes immediately prior to such Payment Date;

                        (ii) to the Noteholders, as principal on the Notes, the Principal Collection Distribution Amount for such Payment Date, on a pro rata basis between the Class A-PB Notes and Class A-PV Notes;

                       (iii) to the Noteholders, as principal on the Notes, the Liquidation Loss Distribution Amount for such Payment Date, on a pro rata basis between the Class A-PB Notes and Class A-PV Notes;

          (iv) to the Credit Enhancer, in the amount of the premium for the Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);
                         (v) to the Credit Enhancer, to reimburse it for prior draws made on the Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement) (except for draws attributable to Excess Loss Amounts);

                        (vi) to the Noteholders, as principal on the Notes, the Reserve Increase Amount for such Payment Date, on a pro rata basis between the Class A-PB Notes and Class A-PV Notes;

          (vii) to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

          (viii) to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 remaining unpaid; and

          (ix) any remaining amount, to the Certificate Paying Agent, on behalf of the holders of the Certificates.

provided, however, in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing then the priorities of distributions described above will be adjusted such that amounts to be distributed on the Notes will be allocated to the Notes on a pro rata basis and provided, further, that on the Final Scheduled Payment Date or other final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the aggregate of the Note Balances of the Notes immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date will include the pro rata portion allocable to the Notes of all Liquidation Loss Amounts for such Payment Date

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                                                         7
and for all previous Collection Periods until paid or covered in full, to the extent not otherwise covered by a Liquidation Loss Distribution Amount, a reduction of the Outstanding Reserve Amount or a draw on the Credit Enhancement Instrument (up to the outstanding Note Balance thereof).

         On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section   3.05   for  the   purpose   of   distributing   such   funds   to  the
Certificateholders.

         The amounts paid to Noteholders shall be paid to the Notes in accordance with the applicable percentage as set forth in paragraph (b) below. Interest will accrue on the Notes on the basis of a 360-day year consisting of twelve 30-day months.

         Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Note Balance of at least $10,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         (b) The principal of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the related form of Note set forth in Exhibit A. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.

         Section 3.06. Protection of Trust Estate. (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;
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                                                         8

      (iii)          cause the Trust to enforce any of the Mortgage Loans; or

                        (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

         Section 3.07. Opinions as to Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Mortgage Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before December 31st in each calendar year, beginning in 1997, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Mortgage Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Mortgage Loans until December 31 in the following calendar year.


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                                                         9

          Section 3.08. Performance of Obligations; Servicing Agreement. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.
         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

          Section  3.09.   Negative   Covenants.   So  long  as  any  Notes  are
     Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                        (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                       (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                        (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Mortgage Loans or the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreements or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

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         Section  3.10.  Annual  Statement  as to  Compliance.  The Issuer  will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1997), an Officer's
Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                         (i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                        (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Recording of Assignments. The Issuer shall enforce the obligation of the Sellers under the Mortgage Loan Purchase Agreements to submit or cause to be submitted for recording all Assignments of Mortgages within 60 days of receipt of recording information by the Master Servicer.

         Section 3.12. Representations and Warranties Concerning the Mortgage Loans. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Sellers in Section 3.1(a) and
Section 3.1(b) of the Mortgage Loan Purchase Agreements concerning the Mortgage Loans and the right to enforce the remedies against the Sellers provided in such
Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         Section 3.13. Assignee of Record of the Mortgage Loans. The Issuer hereby directs and authorizes the Indenture Trustee to hold record title to the Mortgage Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be recorded under Section 2.1 of the Mortgage Loan Purchase Agreements. Except as expressly provided in the Mortgage Loan Purchase Agreements or in the Servicing Agreement with respect to any specific Mortgage Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Mortgage Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such record title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

         Section 3.14. Master Servicer as Agent and Bailee of the Mortgage Loans Holder. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Indenture Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Mortgage Loans holder in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Mortgage Loans, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the

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Master  Servicer.  It is intended that, by the Master  Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of
Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

         Section 3.15. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

          Section 3.16. Issuer May Consolidate, etc. (a) The Issuer shall not consolidate or merge with or into any other Person, unless: (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                       (iii) the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

                        (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and
                        (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and

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         such  supplemental  indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
         Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                         (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes,
         (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, than one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;
                       (iii) the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn, if determined, without regard to the Credit Enhancement Instrument;

                        (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                        (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).


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



         Section 3.17. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

          Section 3.19. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.
         Section 3.20. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Section 3.21. Capital Expenditures. The Issuer shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).
         Section 3.22. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

          Section 3.23. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash,
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



property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26. Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail to each Noteholder and Certificateholder, respectively, the Statement delivered to it, on the Business Day following the related Determination Date pursuant to Section
4.01 of the Servicing Agreement.

         Section 3.27. Payments under the Credit Enhancement Instrument. (a) On any Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount if any equal to the Credit Enhancement Draw Amount. For purposes of the foregoing, amounts in the Payment Account available for interest distributions on any Payment Date shall be deemed to include all amounts distributed on the Mortgage Loans for such Payment Date, other than the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount (if any) distributed thereon. On any Dissolution Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount, if any, equal to the Dissolution Draw. In addition, on the Final Scheduled Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in the amount by which the Note Balances on the Securities exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

         (b) The Indenture Trustee shall submit, if a Credit Enhancement Draw Amount or Dissolution Draw is specified in any Statement to Holders prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement, the Notice of NonPayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Credit Enhancement Instrument) in the amount of the Credit Enhancement Draw Amount or Dissolution Draw to the Credit Enhancer no later than 2:00 P.M., New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Credit Enhancement Draw Amount or Dissolution Draw in accordance with the terms of the Credit Enhancement Instrument, the Indenture Trustee shall deposit such Credit Enhancement Draw Amount or Dissolution Draw in the Payment Account for distribution to Noteholders pursuant to Section 3.05.

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                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

         Section 4.01. The Notes. The Class A-PB Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Class A-PB Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Class A-PV Notes shall be issuable in minimum initial Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Class A-PB Notes for the purposes of exercising the rights of Holders of Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Class A-PB Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Class A-PB Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Class A-PB Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Holders of the Class A-PB Notes and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Class A-PB Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Class A-PB Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner
Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

         Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Class of Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or

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transferees,  one or more new Notes of the same Class in authorized initial Note
Balances evidencing the same aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of the same Class and of like tenor, in authorized initial Note Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No transfer, sale, pledge or other disposition of a Class A-PV Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class A-PV Note is to be made more than one year after the Closing Date, either (i)(A) the Indenture Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Indenture Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Indenture Trustee, the Depositor or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Note by the Depositor or any Affiliate thereof to an Affiliate of the Depositor and (B) the Indenture Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit B-1 hereto, and the Indenture Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit B-2 hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Indenture Trustee certifying to the Depositor and the Indenture Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Indenture Trustee, the Depositor or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of such Note by the Depositor or any Affiliate thereof to an Affiliate of the Depositor, and the Indenture Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Indenture Trustee, shall be written representation) from the Depositor, of the status of such transferee as an Affiliate of the Depositor or (ii) the prospective transferee of such a Note shall be required to provide the Indenture Trustee, the Depositor and the Master Servicer with an investment letter substantially in the form of Exhibit C attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Indenture Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor

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intends  to rely on the  exemption  from  registration  requirements  under  the
Securities Act of 1933, as amended, provided by Rule 144A. In the event that a transfer of a Class A-PV Note is to be made within one year after the Closing Date, the prospective transferee of such a Note shall be required to provide the Indenture Trustee, the Depositor and the Master Servicer with an investment letter substantially in the form of Exhibit C attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Indenture Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule
144A,   acting  for  its  own  account  or  the  accounts  of  other  "qualified institutional  buyers"  as defined  under  Rule 144A,  and (B) is aware that the
proposed   transferor  intends  to  rely  on  the  exemption  from  registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Note desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Indenture Trustee, the Depositor, the Master Servicer and the Note Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original

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Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          Section 4.06. Book-Entry Notes. The Class A-PB Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such
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Class A-PB Notes shall  initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

          (i) the provisions of this Section 4.06 shall be in full force and effect;
                        (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Class A-PB Notes and the giving of instructions or directions hereunder) as the sole holder of the Class A-PB Notes, and shall have no obligation to the Owners of the Class A-PB Notes;

                       (iii) to the extent that the  provisions  of this Section
         4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                        (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Class A-PB Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Class A-PB Notes to such Depository Participants; and

                         (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Class A-PB Notes evidencing a specified percentage of the Note Balances of the Class A-PB Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A-PB Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07. Notices to Depository. Whenever a notice or other communication to the Holders of the Class A-PB Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Class A-PB Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08. Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Class A-PB Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Class A-PB Notes representing beneficial interests aggregating at least a majority of the Note Balances of the Class A-PB Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no

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longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten
Class  A-PB  Notes   representing   the  Book-Entry  Notes  by  the  Depository,
accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Class A-PB Noteholders.

         Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Section 4.10. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A)      either

                  (1) each Class of Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
         Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) each Class of Notes not theretofore delivered to the Indenture Trustee for cancellation
                           a.       have become due and payable,

         b. will become due and payable at the Final Scheduled Payment Date within one year, or

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  c.       have been declared immediately due and payable pursuant to Section
5.02.

         and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

          (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and
                  (C) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate, an Opinion of Counsel and each meeting the applicable requirements of Section 10.01 each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12. Subrogation and Cooperation. (a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Mortgage Loans, the Credit Enhancer will be fully subrogated to the rights of Issuer to receive such principal and interest from the Mortgage Loans, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:


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



                         (i) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

                        (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

          (iii) file or record all assignments that have not previously been recorded;

          (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                         (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

                  Following the payment in full of the Notes, the Credit Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

         Section 4.13. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

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                                                        23

                                    ARTICLE V

                              Default and Remedies

         Section 5.01. Events of Default. The Issuer shall deliver to the Indenture Trustee and the Credit Enhancer, within five days after learning of the occurrence any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing or if the Master Servicer shall purchase all of the Mortgage Loans pursuant to Section 8.08 of the Servicing Agreement, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Note Balances of all Notes with the written consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such class of Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Note Balances of all Notes, by written notice to the Issuer and the Indenture Trustee with the written consent of the Credit Enhancer, or the Credit Enhancer, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:
                           (A) all  payments of principal of and interest on the
                  Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                        (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

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



          Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
         (a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                         (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel,

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



         and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                        (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                       (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                        (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Note-holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

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




         Section 5.04. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may with the written consent of the Credit Enhancer or shall at the written direction of the Credit Enhancer do one or more of the following (subject to Section 5.05):

                         (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;
                       (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                        (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balances of the Notes and the Credit Enhancer, which consent will not be unreasonably withheld, (B) the proceeds of such sale or liquidation distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement or
(C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and of the Holders of 66 2/3% of the aggregate Note Balances of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicing Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Master Servicer as provided in the Servicing Agreement.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07;

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



                  SECOND: to the Holders of each Class of Notes for amounts due and unpaid on the Notes for interest and to each Noteholder in each case, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

                  THIRD: to Holders of each Class of Notes for amounts due and unpaid on the Notes for principal, from amounts available in the Trust Estate for such Noteholders, and to each Noteholder of such Class in each case ratably, without preference or priority of any kind, according to the amounts due and payable on such Class of Notes for principal, until the Note Balances of the Notes is reduced to zero;

                  FOURTH:        [reserved];

          FIFTH: to the payment of all amounts due and owing to the Credit Enhancer under the Insurance Agreement;

          SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

          SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, (but shall at the written direction of the Credit Enhancer) elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.


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



         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                       (ii)  the  Holders  of not  less  than  25%  of the  Note
         Balances of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                      (iii) such Holder or Holders have offered to the Indenture
         Trustee   reasonable   indemnity   against  the  costs,   expenses  and
         liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and
                        (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes or by the Credit Enhancer.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and

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



thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Credit Enhancer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11. Control by Noteholders. The Holders of a majority of the Note Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;
                       (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists);

                      (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Note Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                       (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.


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



         Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Note Balances of the Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Sale of Trust Estate. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 is  expressly  subject to the  provisions  of Section 5.05 and this
Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

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         (b) The Indenture  Trustee shall not in any private Sale sell the Trust
Estate, or any portion thereof, unless:

          (1) the Holders of all Notes and the Credit Enhancer consent to or direct the Indenture Trustee to make, such Sale, or

                  (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Credit Enhancer in respect of amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                  (3) The Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents to such Sale, which consent will not be unreasonably withheld and the Holders representing at least 66-2/3% of the Note Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Holders and the Credit Enhancer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

  (d)  In connection with a Sale of all or any portion of the Trust Estate:

                  (1) any Holder or Holders of Notes may bid for and with the consent of the Credit Enhancer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and amounts owing to

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



the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17. Performance and Enforcement of Certain Obligations. (a) Promptly following a written request from the Credit Enhancer or the Indenture Trustee with the written consent of the Credit Enhancer to do so, the Issuer, in its capacity as holder of the Mortgage Loans, shall, with the written consent of the Credit Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Sellers and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreements and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Purchase Agreements and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Sellers or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers or the Master Servicer of each of their obligations under the Mortgage Loan Purchase Agreements and the Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Credit Enhancer under the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone

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



(confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balances of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers or the Master Servicer under or in connection with the Mortgage Loan Purchase Agreements and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreements and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

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                                   ARTICLE VI

                              The Indenture Trustee

         Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during the continuance of an Event of Default:

                        (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                       (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this  paragraph does not limit the effect of paragraph (b) of this
     Section 6.01;
                       (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                      (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds

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to believe that repayment of such funds or adequate  indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          Section 6.02. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.
         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.


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         Section 6.05. Notice of Event of Default. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Credit Enhancer. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 6.07. Compensation and Indemnity. The Issuer shall pay to the Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee shall be compensated and indemnified by the Master Servicer in accordance with Section 6.06 of the Servicing Agreement, and all amounts owing to the Indenture Trustee hereunder in excess of such amount shall be paid solely as provided in Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the

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Credit Enhancer.  The Holders of a majority of Note Balances of the Notes or the
Credit Enhancer may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

  (i)        the Indenture Trustee fails to comply with Section 6.11;

 (ii)        the Indenture Trustee is adjudged a bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

 (iv)        the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Credit Enhancer which consent will not be unreasonably withheld. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring
Indenture Trustee, the Issuer or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under

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Section 6.11. The Indenture  Trustee shall provide the Rating  Agencies  written notice of any such transaction after the Closing Date.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Owner Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

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         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

          Section 6.13. Representations and Warranties. The Indenture Trustee hereby represents that:
                     (i) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                    (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.


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                   (iii) The  consummation of the  transactions  contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                    (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                     (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Mortgage Loans.

          Section 6.14. Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

          (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

          (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

          (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.15. Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

         Section 6.16. Compliance with Withholding Requirements. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Indenture Trustee does withhold any amount from interest payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholders, and such amounts shall be deemed to have been paid in full for purposes of the Policy.

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



                                   ARTICLE VII

                         Noteholders' Lists and Reports

         Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

         Section 7.03.    Reports by Issuer.  (a)  The Issuer shall:

                        (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to
         Section 13 or 15(d) of the Exchange Act;

                       (ii) file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                      (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to

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



         clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

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                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02. Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and the Credit Enhancer, the Payment Account as provided in Section 3.01 of this Indenture.

         (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement.

         On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b).

         The Master Servicer shall direct the Indenture Trustee in writing to invest any funds in the Payment Account in Permitted Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

         Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

          Section 8.04. Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created
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hereby shall terminate upon the distribution to the Noteholders, the Certificate
Paying Agent (on behalf of the Certificateholders) and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.05. Release of Trust Estate. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

         (d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment of the Notes.

         Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

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                                   ARTICLE IX

                             Supplemental Indentures

         Section 9.01.  Supplemental  Indentures Without Consent of Noteholders.
(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and the Credit Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                        (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                       (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                       (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes or the Credit Enhancer;

                      (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                     (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

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provided,  however,  that no such  indenture  supplements  shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies and the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

         (c) The Issuer and the Indenture Trustee shall, as directed by the Holders of Certificates which represent not less than 100% of the Certificate Percentage Interests thereof, enter into an indenture or indentures supplemental hereto for the purpose of providing for the issuance of one or more additional Classes of Notes entitled to payments derived solely from all or a portion of the payments to which the Certificates issued on the Closing Date pursuant to the Trust Agreement are entitled; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax. Each such Class of Notes shall be a non-recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments. Promptly after the execution by the Issuer and the Indenture Trustee of any amendments pursuant to this Section or the creation of a new Indenture and the issuance of the related Class or Classes of Notes, the Issuer shall require the Indenture Trustee to give notice to the Holders of the Notes and the Rating Agencies setting forth in general terms the substance of the provisions of such amendment. Any failure of the Indenture Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any Class of Notes issued pursuant thereto. Unless the Credit Enhancer agrees in writing, (i) any Classes of Notes issued pursuant to a supplemental indenture shall not be entitled to the insurance provided by the Credit Enhancement Instrument and (ii) the Holders of any such Classes of Notes shall be entitled only to such distributions or a portion of such distributions as the Holders would have received as Holders of Certificates.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Note Balances of the Notes affected thereby and the Credit Enhancer, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of

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the Holders of the Notes under this Indenture;  provided,  however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                        (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                       (ii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

          (iv) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;
                        (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                       (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                      (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

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         It shall not be  necessary  for any Act of  Noteholders  (as defined in
Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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                                    ARTICLE X

                                  Miscellaneous

         Section 10.01. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (5) if the Signer of such  Certificate  or Opinion is  required  to be
     Independent,   the  Statement  required  by  the  definition  of  the  term
     "Independent".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to
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be so  deposited  and of all other  such  securities  made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause
(iv), equals 10% or more of the Note Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Balances of the Notes.

(v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01,
(A) collect, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 1997, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         Section 10.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel,

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unless such officer  knows,  or in the exercise of reasonable  care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Sellers or the Issuer, stating that the information with respect to such factual matters is in the possession of the Sellers or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c)  The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

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                                                        52

         Section 10.04. Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                        (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

                       (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Home Loan Trust 1997-HI3, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

                      (iii) the Credit Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: AMBAC Indemnity Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention:
         Structured Finance Department--MBS, telecopier number (212) 363-1459. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.


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                                                        53

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Section 10.08. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
         Section 10.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

          Section 10.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          Section 10.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer, and any other party secured hereunder,
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                                                        54
and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 10.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

          Section 10.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor
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                                                        55
or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         Section 10.18. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

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                                                        56

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                            HOME LOAN TRUST 1997-HI3,
                                            as Issuer

                             Wilmington Trust Company
                             not in its individual capacity
                             but solely as Owner Trustee


                                            By:
                                               Name:
                                               Title:


                            THE CHASE MANHATTAN BANK,
                                            as Indenture Trustee


                            By:
                               Name:          Regina Bishop
                               Title:         Vice President


THE CHASE MANHATTAN BANK hereby accepts the appointment as Paying Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.



By:
Name:    Regina Bishop
Title:            Vice President

STATE OF ____________            )
                                            ) ss.:
COUNTY OF ____________                      )

         On this __th day of __________________ 1997, before me personally appeared Emmett R. Harmon, to me known, who being by me duly sworn, did depose and say, that he resides at 106 W. Sutton Place, Wilmington, DE, that he is the Vice President of the Owner Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                                 Notary Public



[NY01B:339135.4]  16069-00399  06/26/97 10:41am

STATE OF NEW YORK                           )
                                            ) ss.:
COUNTY OF NEW YORK                          )

         On this __th day of __________________, 1997, before me personally appeared Regina Bishop, to me known, who being by me duly sworn, did depose and say, that she resides at 450 West 33rd Street, 10th Floor, New York, NY, that she is the Vice President of The Chase Manhattan Bank, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                Notary Public




NOTARIAL SEAL

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                                                        59

                                    Exhibit A

                                  FORM OF NOTES

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF
THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE
FACE HEREOF.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE
AFFILIATES,  EXCEPT  AS  EXPRESSLY  PROVIDED  IN  THE  INDENTURE  OR  THE  BASIC
DOCUMENTS.

                            HOME LOAN TRUST 1997-HI3
                              Home Loan-Backed Note


Class A-__

Registered                                Principal Amount:  $___________
                                          Percentage Interest:  100%
No. _                                     Note Rate:  ___%

CUSIP NO. ___________

                  Home Loan Trust 1997-HI3, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $___________, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class A-_ Notes pursuant to Section 3.05 of the Indenture dated as of June 26, 1997 (the "Indenture") between the Issuer, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in July 2022, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

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                                       A-1

                  Interest on the Class A-_ Notes will be paid monthly on each Payment Date at the Note Rate subject to limitations which may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for the Class A-_ Notes will be ___% per annum. Interest will be computed on the basis of a 30-day month and a 360-day year. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Home Loan-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes (the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  This Note is entitled to the  benefits of an  irrevocable  and
unconditional     financial     guaranty     insurance    policy    issued    by
________________________.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on July 25, 1997, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in December 2022 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Note Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the holders of Notes entitled thereto.


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                                       A-2

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Master Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its

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                                       A-3
individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Sellers, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Note Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Note Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.


[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                       A-4

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Chase Manhattan Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                       A-5

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                                     HOME LOAN TRUST 1997-HI3



               By       WILMINGTON TRUST COMPANY, not in
                        its individual capacity but solely as Owner
                        Trustee


Dated:  June __, 1997


                By
                         Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION


This is one of the Notes referred to in the within mentioned Indenture.


                                  THE CHASE MANHATTAN BANK, not
                                  in its individual capacity but solely as Indenture Trustee


Dated:  June __, 1997


                              By
                                       Authorized Signatory

[NY01B:339135.4]  16069-00399  06/26/97 10:41am

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
==============================================================================
                         (name and address of assignee)
          the within  Note and all  rights  thereunder,  and hereby  irrevocably
     constitutes                           and                          appoints
     ------------------------------------------------------------------
     ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
                                             Signature Guaranteed:


                                                                            */
--------
*        NOTICE:  The signature to this assignment must correspond with the name of the
 --------
registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended. [NY01B:339135.4] 16069-00399 06/26/97 10:41am

                                   Exhibit B-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                            ______________, 19__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street
10th Floor
New York, New York 10001

Attention:  Residential Funding Corporation Series 1997-HI3

                  RE:     Home Loan-Backed Notes,
                          Series 1997-HI3, Class A-PR

Ladies and Gentlemen:

                  _________________________   (the   "Purchaser")   intends   to
purchase from  ___________________________ (the "Seller") $_____________ Initial
Note Principal Balance of Home Loan-Backed Notes, Series 1997-HI3, Class A-PR (the "Notes"), issued pursuant to the Indenture (the "Indenture"), dated as of June 26, 1997 among Home Loan Trust 1997-HI3, as issuer (the "Issuer") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Indenture Trustee that:

                          1. The Purchaser  understands  that (a) the Notes have
                  not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Notes, (c) the Notes may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

                          2. The  Purchaser is  acquiring  the Notes for its own
                  account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.


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                                      B-1-1

                          3. The Purchaser is (a) a  substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                          4. The Purchaser has been furnished  with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ____________, 199_, relating to the Notes
                  (b)] a copy of the Indenture and [b] [c] such other information concerning the Notes, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the
                  Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Notes. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Notes from the Seller in connection with the initial distribution of the Notes and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Notes by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Notes by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                          5.  The  Purchaser  has  not and  will  not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Note under the Act, that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.


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                                      B-1-2

                  The Purchaser will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.



                                                              Very truly yours,



                                                              By:
                                                              Name:
                                                              Title:

[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                      B-1-3

                                   Exhibit B-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                     , 19


Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street
10th Floor
New York, New York 10001

Attention: Residential Funding Corporation Series 1997-HI3

                  Re:     Home Loan-Backed Notes,
                          Series 1997-HI3, Class A-PR

Ladies and Gentlemen:

                  In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Note Principal Balance of Home Loan-Backed Notes, Series 1997-HI3, Class A-PR (the "Notes"), issued pursuant to the Indenture (the "Indenture"), dated as of June 26, 1997 between Home Loan Trust 1997-HI3, as issuer (the "Issuer") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner,
(b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Notes under the Securities Act of 1933 (the "Act"), that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Note. The Seller has not and will

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                                      B-2-4
not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the
Indenture.

                                            Very truly yours,


                                            (Seller)



                                            By:
                                            Name:
                                            Title:

[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                      B-2-5

                                    Exhibit C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                 Description of Rule 144A Securities, including
                                    numbers:
                 ===============================================
                 ===============================================


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee and the Master Servicer (as defined in the Indenture (the "Agreement"), dated as of June 26, 1997 between Home Loan Trust 1997-HI3, as issuer (the "Issuer") and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") pursuant to Section 4.02 of the Indenture, as follows:

                          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.


[NY01B:339135.4]  16069-00399  06/26/97 10:41am

                          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                   Print Name of Buyer

By:                                    By:
     Name:                             Name:
     Title:                                Title:

Taxpayer Identification:               Taxpayer Identification:

No.                                    No.

Date:                                  Date:


[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                       C-2

                                                    ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]


             The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

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                                       C-3

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the ------------- Securities Exchange Act of 1934.
     ___ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.
     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Depositor licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Depositor. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.
             10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


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                                       C-4

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___                   Will the Buyer be purchasing the Rule 144A
  Yes         No           Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer


                                            By:
                                      Name:
                                     Title:

                                            Date:

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                                       C-5

                                                          ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements
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                                       C-6
made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     Print Name of Buyer


                                                     By:
                                      Name:
                                     Title:

                                 IF AN ADVISER:


                                                     Print Name of Buyer


                                      Date:



[NY01B:339135.4]  16069-00399  06/26/97 10:41am
                                       C-7

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Purchaser,

                             MASTER FINANCIAL, INC.

                                    as Seller

                                       and

                         RESIDENTIAL FUNDING CORPORATION







                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 26, 1997















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



                       TABLE OF CONTENTS


                                                                      Page
             ARTICLE I

            DEFINITIONS

Section 1.1. Definitions................................................. 1
             -----------
            ARTICLE II

              SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1. Sale of Mortgage Loans...................................... 2
             ----------------------

Section 2.2. Payment of Purchase Price................................... 4
             -------------------------
            ARTICLE III

             REPRESENTATIONS AND WARRANTIES;
              REMEDIES FOR BREACH

Section 3.1. Seller Representations and Warranties....................... 4
             -------------------------------------
            ARTICLE IV

             SELLER'S COVENANTS

Section 4.1. Covenants of the Seller.....................................11
             -----------------------
             ARTICLE V

             SERVICING

Section 5.1. Servicing...................................................12
             ---------
            ARTICLE VI

               INDEMNIFICATION BY THE SELLER
                WITH RESPECT TO THE MORTGAGE

Section 6.1. Indemnification With Respect to the Mortgage Loans..........12
             --------------------------------------------------

Section 6.2. Limitation on Liability of the Seller.......................12
             -------------------------------------
            ARTICLE VII

            TERMINATION

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



Section 7.1.Termination...................................................13
            -----------
                ARTICLE VIII

                MISCELLANEOUS PROVISIONS

Section 8.1.Amendment.....................................................13
            ---------

Section 8.2.GOVERNING LAW.................................................13
            -------------

Section 8.3.Notices.......................................................13
            -------

Section 8.4.Severability of Provisions....................................14
            --------------------------

Section 8.5.Relationship of Parties.......................................14
            -----------------------

Section 8.6.Counterparts..................................................14
            ------------

Section 8.7.Further Agreements............................................14
            ------------------

Section 8.8.Intention of the Parties......................................14
            ------------------------

Section 8.9.Successors and Assigns; Assignment of This Agreement..........14
            ----------------------------------------------------

Section 8.10Survival......................................................15
            --------

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


                                                                     Page

Exhibits

Exhibit 1                  Mortgage Loan Schedule

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



          This MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of June 26, 1997, is made among Master Financial, Inc. (the "Seller"), Residential Funding Mortgage Securities II, Inc. (the "Purchaser") and Residential Funding Corporation ("RFC"). W I T N E S S E T H :

                  WHEREAS, the Seller owns the Mortgage Loans and the Related Documents for the mortgage loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (collectively, the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date, that the Seller make certain representations and warranties with respect to the Mortgage Loans and that RFC repurchase or substitute for any Mortgage Loan if the Seller fails to do so;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Mortgage Loans to the Issuer in exchange for the cash proceeds of the Securities;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates, evidencing the beneficial ownership interest in the Trust;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Mortgage Loans;

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated June 26, 1997 (the "Indenture"), between Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank,

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
as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1.              Sale of Mortgage Loans.

                  (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Mortgage Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-off Date Loan Balances, as of the Closing Date, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

                  (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans specifying for each Mortgage Loan (i) its account number and (ii) its Cut-off Date Loan Balance. Such lists, which form part of the Mortgage Loan Schedule, shall be marked as Exhibit 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

                  (c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Custodian, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                         (i) the original Mortgage Note endorsed without recourse in blank or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

                        (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the public recording office in which such original Mortgage has been recorded;


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

                       (iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form to "The Chase Manhattan Bank as trustee" c/o the Seller at an address specified by the Seller;

                        (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded; and

                         (v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan.

                  Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Credit Enhancer in such Mortgage Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section
3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

                  Within 60 days after the receipt by the Master Servicer of the recording information, the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph.

                  In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.


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

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

                  (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Minnesota
(which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Mortgage Loan and the proceeds thereof.

                  Section 2.2.              Payment of Purchase Price.

                  (a) The "Purchase Price" for the Mortgage Loans shall be (i) an amount equal to $218,351,325.98 in immediately available funds, together with
(ii) the Certificates, in respect of the Cut-off Date Loan Balances thereof.

                  (b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a) and the Purchaser shall transfer, or cause to be transferred, to the Seller on the Closing Date the Certificates; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. In addition, the Seller agrees to cause a 50.00% Certificate Percentage Interest of the Certificates to be transferred by the Seller to RFC on the Closing Date.


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

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section 3.1. Representations and Warranties. The Seller represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):

         (a)      As to the Seller:

                         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

                        (ii) The  Seller  has the power and  authority  to make,
         execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                       (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                        (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

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

                         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

                        (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                       (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller; and

                      (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder.

         (b)      As to the Mortgage Loans:

                         (i) The information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

                        (ii) Approximately 3.73% of the Mortgage Pool, by Cut-off Date Loan Balance, were originated under a program providing for partial insurance by the FHA pursuant to Title I of the National Housing Act. Each FHA Title I Loan was originated in accordance with all FHA requirements as set forth in the Title I Regulations. No event has occurred which would invalidate or cancel the FHA Insurance for such FHA Title I Loan.


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

                       (iii) The related Mortgage Note and the Mortgage have not
         been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

          (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage;

          (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

          (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;
                       (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

          (viii) As of the Cut-off Date, no Mortgage Loan was 30 days or more delinquent;

          (ix) For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                         (x) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

                        (xi) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

          (xii)  None  of  the  Mortgaged  Properties  is  a  mobile  home  or a
     manufactured   housing  unit  that  is  not  permanently  attached  to  its foundation;

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

          (xiii) No more than 58.4% of the Mortgage Loans, by Cut-off Date Loan Balance, are secured by Mortgaged Properties located in California;

          (xiv) As of the Cut-off Date, 88.2% of the Mortgage Loans had a Combined Loan-to-Value Ratio in excess of 100%;

                        (xv)        [Reserved];

          (xvi) The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;
                      (xvii)        [Reserved];

                     (xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;

          (xix) Each Mortgage is substantially similar one to the other and is an enforceable obligation of the related Mortgagor;

          (xx) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

                       (xxi) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

                      (xxii)        [Reserved];

          (xxiii) None of the Mortgage Loans are reverse mortgage loans;

                      (xxiv) No Mortgage Loan has an original term to maturity of less than 36 months. All of the Mortgage Loans are fixed rate and are fully amortizing. As of the Cut-off Date, the Mortgage Rates on the Mortgage Loans range between 9.95% and 18.00% and the weighted average Mortgage Rate is approximately 14.13% The weighted average remaining term to scheduled maturity of the Mortgage Loans as of the Cut-off Date is approximately 241 months;

                       (xxv) (A) Each Mortgaged Property with respect to the Mortgage Loans consists of a single parcel of real property with a single family residence erected thereon, manufactured housing or an individual condominium unit. (B) With respect to the Mortgage Loans (i) approximately 4.29% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units and (ii) approximately

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

         95.02% (by Cut-off Date Loan Balance) are secured by real property with a single family residence erected thereon;

          (xxvi) Approximately 0.07%, 99.35% and 0.57% of the Mortgage Loans, by Cut-off Date Loan Balance are first, second and third liens, respectively;

                     (xxvii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Mortgage Loans and has been servicing the Mortgage Loans prior to the Cut-off Date in accordance with the terms of the Program Guide;

                    (xxviii) For each Mortgage Loan, flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement. For each Mortgage Loan (other than an FHA Title I
         Loan), hazard insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement;

                      (xxix) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                       (xxx) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

                      (xxxi) With respect to each Mortgage Loan that is a second or third lien, either (i) no consent for the Mortgage Loan was required by the holder of the related prior lien or liens or (ii) such consent has been obtained and is contained in the mortgage file;

                     (xxxii) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                    (xxxiii) Each FHA Title I Loan has been submitted to the FHA for insurance pursuant to the FHA Title I loan program and each FHA Title I Loan has been

[NY01B:338109.3]  16069-00399  06/25/97 4:54pm
         or will be assigned a case number by the FHA for the FHA Title I loan program within 240 days from the date hereof; and

                     (xxxiv) The portion of the FHA Reserve Amount with respect to each FHA Title I Loan has been or will be transferred to the Title I Contract Holder within 240 days from the date hereof.

         (c) Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Mortgage Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) above with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the Seller if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. If the Seller fails to repurchase or substitute for any such Mortgage Loan, RFC shall repurchase or substitute for such Mortgage Loan. The Repurchase Price for any such Mortgage Loan repurchased by the Seller or RFC shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

                  The Seller or RFC may only substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1 if the Seller or RFC obtains an Opinion of Counsel generally to the effect that the substitution of an Eligible Substitute Loan or Loans for a Deleted Loan will not cause an entity level federal or state income tax to be imposed on the Owner Trust. The Seller or RFC shall also deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed

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
as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Owner Trust and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller or RFC on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment has been received by the Owner Trust, for such month in respect of the Deleted Loan. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller or RFC shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller or RFC shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii), (xiii),
(xiv), (xxv)(B) and (xxvi) (and other than clauses (ii), (xxxiii) and (xxxiv) if such Mortgage Loan substituted by the Seller or RFC is not a Title I Loan)) as of the date of substitution, and the Seller or RFC shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a
Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller or RFC shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee shall release to the Seller or RFC the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or RFC or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

                  It is understood and agreed that the obligation of the Seller or RFC to cure any breach, or to repurchase or substitute for, any Mortgage Loan as to which such a breach has

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
occurred and is continuing shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller or RFC.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.

                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein, the Seller will notify the Issuer, as assignee of the Purchaser, which in turn is assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, which in turn is assignee of the Purchaser, in, to and under the Mortgage Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.

                                    ARTICLE V

                                    SERVICING

          Section 5.1. Servicing. RFC will service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Mortgage Loans directly or through one or more subservicers in accordance therewith.
                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

          Section 6.1. Indemnification With Respect to the Mortgage Loans. The Seller shall indemnify and hold harmless the Purchaser from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this
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

Agreement which materially and adversely affects the Purchaser's interest in any Mortgage Loan or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or negligence or as a result of the breach by the Purchaser of its obligations hereunder.

                  Section 6.2. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller or RFC shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller and RFC shall not be under any liability to the Owner Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and RFC and any director, officer, employee or agent of the Seller and RFC may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

                  Section 7.1. Termination. The respective obligations and responsibilities of the Seller, RFC and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Owner Trust pursuant to the terms of the Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller, RFC and the Purchaser by written agreement signed by the Seller, RFC and the Purchaser, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

          Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE
     OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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

                  Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)      if to the Seller:

                                    Master Financial, Inc.
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota  55437
                                    Attention: Home Loan Trust 1997-HI3

or, such other address as may hereafter be furnished to the Purchaser and RFC in writing by the Seller.
                  (ii)     if to the Purchaser:

                Residential Funding Mortgage Securities II, Inc.
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota 55437
                                    Attention: Home Loan Trust 1997-HI3

or such other address as may hereafter be furnished to the Seller and RFC in writing by the Purchaser.
                  (iii)             if to RFC:

                                    Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota 55437
                                    Attention: Home Loan Trust 1997-HI3

or such other address as may hereafter be furnished to the Seller and the Purchaser in writing by RFC.
                  Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

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

                  Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller and RFC shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

          Section 8.7. Further Agreements. The Purchaser, RFC and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans, rather than a loan by the Purchaser to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, RFC, the Purchaser and their respective successors and assigns. The obligations of the Seller and RFC under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller and RFC may assign their respective obligations hereunder to any Affiliate of the Seller or RFC, respectively, to any Person succeeding to the business of the Seller or RFC, respectively, to any Person into which the Seller or RFC is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller or RFC is a party. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of transferring them to the Purchaser, who will in turn transfer the Mortgage Loans to the Issuer, which will issue Certificates representing interests in and Notes secured by such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller and RFC acknowledge and consent to (i) the assignment by the Purchaser to the Issuer of all the Purchaser's rights against the Seller and RFC pursuant to this Agreement, insofar as such rights relate to Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller or RFC pursuant to this Agreement by the Issuer, (ii) the

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
enforcement or exercise of any right or remedy against the Seller or RFC pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller or RFC following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

          Section 8.10. Survival. The representations and warranties made herein by the Seller and RFC and the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.
[NY01B:338109.3]  16069-00399  06/25/97 4:54pm

                  IN WITNESS WHEREOF, the Seller, the Purchaser and RFC have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.
                                              as Purchaser


                                     By:
                                      Name:
                                     Title:



                                                     MASTER FINANCIAL, INC.
                                                              as Seller


                                                     By:
                                      Name:
                                                     Title:            Director



                                      RESIDENTIAL FUNDING CORPORATION


                                      By:
                                      Name:
                                     Title:

                                    Exhibit 1

                             MORTGAGE LOAN SCHEDULE








      At:  01:36 PM             125% LOAN LISTING
      Pool:  125 Product                                  1

               Borrower                    DTI        Lien Pos
     Servicer Loan # Address   Curr Rate  CLTV Principal Bal Sr Lien
                                            Orig Loan Amt Maturity
     Loan Number City          Orig Term Prop  Appr Value Note Date
      Purpose  State Zip        Rem Term Occp


               SKOURAS             15.00    42 47078.38     2
     055627833 50  CURTIS PLACE      240   102   47600. 141000
     2548241   BETHPAGE              234    14 $185,000 11/25/16
     02        NY      11714                 1      11/25/96

               BLEYLE                       43
     060585978 215  CLEARCREEK PLACE             27500.
     2548242   SANTEE
     02
                                   15.99       27085.94     2
                                     181   105         174801
                                     172    14 $194,000 09/12/11
               CA      92071                 1      08/28/96

               LASCO                        46
     063400796 57  WOOD ROAD                     45000.

     2548243   CENTEREACH
     02
                                   14.50       44921.99     2
                                     301   109         117990
                                     296    14 $150,000 01/01/22
               NY      11720                 1      12/20/96

               JEFFRIES                     43
     065160442 33  LASWELL STREET                12000.

     2548245   HENDERSON
     02
                                   12.13       11803.23     2
                                     181    78          50323
                                     172    14  $80,000 09/03/11
               NV      89015                 1      08/28/96

               GABRIEL                      47
     067421565 1270  RIVER VISTA ROW #131        25000.

     2548246   SAN DIEGO
     02
                                   13.99       19414.57     2
                                     240   122         130687
                                     231    04 $128,000 08/16/16
               CA      92111                 1      08/07/96

               WIDAS                        45
     067422385 535  GARDENDALE ROAD              40000.

     2548247   ENCINITAS
     02
                                   15.49       39068.07     2
                                     241   105         236086
                                     231    14 $263,094 08/13/16
               CA      92024                 1      07/25/96

               BARLOW                       36
     068620124 4702  DEERWALK AVENUE             25000.

     2548248   TAMPA
     02
                                   15.99       24383.91     2
                                     121   103          77513
                                     113    14 $100,000 10/21/06
               FL      33624                 1      09/18/96

               MAYHAM                       45
     069688486 1846  H STREET                    30750.

     2548250   SPRINGFIELD
     02
                                   14.99       30671.23     2
                                     300   125          63000
                                     292    14  $75,000 09/26/21
               OR      97477                 1      09/18/96






               ACKERMAN                     31
     072400428 500  WEST 232ND STREET            40000.
     2548251   CARSON
     02
                                   14.25       39942.30     2
                                     302   103         138071
                                     296    14 $173,750 01/20/22
               CA      90745                 1      11/06/96

               CAMPBELL                     43
     072460266 11047  HUNTERS BLVD.              36750.

     2548252   INDIANAPOLIS
     02
                                   15.00       36582.36     2
                                     182   125         107000
                                     177    14 $115,000 02/02/12
               IN      46236                 1      12/30/96

               WELLS                        44
     073486291 4724  LORETTA WAY                 50000.

     2548253   UNION CITY
     02
                                   14.75       49785.93     2
                                     240   123         192588
                                     233    14 $198,750 10/23/16
               CA      94587                 1      10/02/96

               STEFANATOS                   41
     074384936 2862  HORSESHOE DRIVE             37000.

     2548254   LAS VEGAS
     02
                                   12.25       36603.12     2
                                     182   102         100000
                                     177    14 $135,000 02/12/12
               NV      89120                 1      12/24/96

               SMITH                        47
     0754809751 28350  AVENIDA PRIMAVERA         49875.

     2548256   CATHEDRAL CITY
     02
                                   13.75       49331.46     2
                                     240   126         206871
                                     232    14 $205,000 09/15/16
               CA      92234                 1      09/11/96

               DIFFILY                      23
     077366467 5  HIDDEN STREET                  75000.

     2548257   PROVIDENCE
     02
                                   14.00       74080.91     2
                                     240   121         167000
                                     234    14 $200,000 11/05/16
               RI      02906                 1      11/15/96

               FOSTER                       45
     001266857 1501  LAUREL AVENUE               40000.

     2548169   ATWATER
     02
                                   13.49       38860.82     2
                                     301    98          77500
                                     293    14 $120,000 10/07/21
               CA      95301                 1      09/26/96

               STULTZ JR.                   43
     001466558 71  PORTLAND STREET               33500.

     2548170   ROCHESTER
     02
                                   13.49       32952.83     2
                                     181    98          45875
                                     172    14  $81,000 09/01/11
               NH      03867                 1      08/07/96

               ARSENAULT                    42
     0047411521 13873  JACK OAK LANE             49500.

     2548171   LAKESIDE
     02
                                   13.25       49050.70     2
                                     180   118         177287
                                     175    14 $193,750 12/20/11
               CA      92040                 1      12/19/96






               MOLLOY                       42
     005627027 20917  80TH AVENUE COURT EAST     23000.
     2548172   SPANAWAY
     02
                                   17.99       22970.11     2
                                     300   113         151000
                                     294    14 $155,000 11/18/21
               WA      98387                 1      11/13/96

               RUSSELL JR.                  45
     006444620 5731  1ST AVENUE SOUTHEAST        50000.

     2548173   EVERETT
     02
                                   17.75       49952.89     2
                                     301   121         159000
                                     296    14 $174,000 01/01/22
               WA      98203                 1      12/23/96

               GRAHAM                       33
     006447360 208  SOUTH STREET                 29950.

     2548174   VERNON
     02
                                   14.50       29708.88     2
                                     180   115         131043
                                     175    14 $140,000 12/27/11
               CT      06066                 1      12/21/96

               GRIFFITH                     45
     007329967 5154  FINO DR                     30000.

     2548176   SAN DIEGO
     02
                                   15.49       29807.93     2
                                     240   123         176404
                                     230    14 $167,920 07/26/16
               CA      92124                 1      07/15/96

               FECTO                        34
     008507692 5238  HEAVENLY RIDGE LANE         75000.

     2548177   RICHMOND
     02
                                   13.75       74317.80     2
                                     241   114         177000
                                     234    14 $222,000 11/12/16
               CA      94803                 1      10/26/96

               TALLARICO                    35
     009449009 24485  JEANINE DRIVE              16750.

     2548178   ALISO VIEJO
     02
                                   12.99       16541.72     2
                                     122   107          94295
                                     118    04 $104,000 03/07/07
               CA      92656                 1      01/29/97

               HANSEN                       42
     010222178 432  W. ERCOUPE DRIVE             28000.

     2548179   MIDWEST CITY
     02
                                   14.75       27972.54     2
                                     301   119          50036
                                     297    14  $66,000 02/14/22
               OK      73110                 1      01/15/97

               DOBECK                       38
     011449772 8288  RAINDROP WAY                71700.

     2548180   SPRINGFIELD
     02
                                   16.50       71419.33     2
                                     181   125         152000
                                     177    14 $179,000 02/05/12
               VA      22153                 1      01/22/97

               BRIN                         47
     011526853 335  DUKE STREET                  21600.

     2548181   EPHRATA
     02
                                   15.99       21220.68     2
                                     121   122          69566
                                     114    14  $75,000 11/07/06
               PA      17553                 1      10/11/96






               WILLIAMS                     36
     011542351 71  ASH STREET                    51000.
     2548182   TOWNSEND
     02
                                   14.25       50445.71     2
                                     240   126          98000
                                     232    14 $119,000 09/27/16
               MA      01469                 1      09/19/96

               WEBB                         45
     011546429 195  ALBATROSS AVENUE             25000.

     2548183   LIVERMORE
     02
                                   16.99       24588.80     2
                                     301   115         182000
                                     294    14 $180,000 11/01/21
               CA      94550                 1      10/22/96

               OUIMETTE                     37
     013320576 630  WEST ROBERTA AVENUE          50000.

     2548184   FULLERTON
     02
                                   14.25       49809.99     2
                                     241   102          94598
                                     235    14 $143,000 12/13/16
               CA      92632                 1      11/06/96

               LYONS                        45
     013424131 275  TURNPIKE ROAD                19000.

     2548185   NEW IPSWICH
     02
                                   15.00       18606.01     2
                                     240   106          76300
                                     234    14  $90,000 11/28/16
               NH      03071                 1      11/25/96

               DECARLO                      34
     013567884 94  FRANCIS STREET                25400.

     2548186   SPRINGFIELD
     02
                                   14.50       25287.43     2
                                     240    98          86355
                                     234    14 $115,000 11/27/16
               MA      01104                 1      11/25/96

               CLIFFORD JR.                 43
     014546822 5116  MOON RUNWAY                 25000.

     2548187   ELK GROVE
     02
                                   14.99       24768.23     2
                                     180   118         104000
                                     174    14 $110,000 11/23/11
               CA      95758                 1      11/09/96

               REMILLARD                    43
     016522456 161  MARIA AVENUE                 39950.

     2548188   SOUTHBRIDGE
     02
                                   14.00       39465.04     2
                                     181   121         116735
                                     174    14 $130,000 11/01/11
               MA      01550                 1      10/26/96

               LANDRY                       23
     017664442 31  LUSSIER AVENUE                14500.

     2548189   ATTLEBORO
     02
                                   14.75       14225.89     2
                                     120   107         111993
                                     115    14 $118,500 12/13/06
               MA      02703                 1      12/09/96

               CHIN                         51
     018260235 1525  DAISY WAY                   40000.

     2548190   ANTIOCH
     02
                                   13.75       39813.34     2
                                     302   124         139150
                                     292    14 $145,000 09/05/21
               CA      94509                 1      07/09/96






               WARDLOW                      27
     018387438 2590  STERLING DRIVE              41000.
     2548191   RESCUE
     02
                                   15.50       40575.33     2
                                     180   115         137000
                                     174    14 $156,000 11/19/11
               CA      95672                 1      11/14/96

               SANDERSON                    45
     020384228 91  BARNARD ROAD                  32400.

     2548192   WORCESTER
     02
                                   13.75       32322.32     2
                                     300   110          76906
                                     294    14 $100,000 11/20/21
               MA      01605                 1      11/23/96

               GRABOWSKI                    46
     021425191 1967  MONTEREY DRIVE              35000.

     2548193   LIVERMORE
     02
                                   14.75       34872.96     2
                                     240   105         130289
                                     235    14 $157,815 12/23/16
               CA      94550                 1      12/17/96

               BERGANTINO                   45
     0224449081 24021  WEST MILL VALLEY ROAD     56900.

     2548194   SANTA CLARITA
     02
                                   14.50       56821.56     2
                                     300   125         179337
                                     296    14 $189,000 01/28/22
               CA      91355                 1      01/02/97

               HEYWOOD                      40
     022602071 960  FOREST AVENUE                75000.

     2548195   PALO ALTO
     02
                                   14.25       74773.35     2
                                     241   103         258000
                                     236    14 $324,000 01/15/17
               CA      94301                 1      12/19/96

               HASLER                       40
     023443350 8991  REX LANE                    30000.

     2548196   CONIFER
     02
                                   13.75       29916.14     2
                                     301    97         119779
                                     295    14 $155,000 12/27/21
               CO      80433                 1      11/22/96

               ROOSE                        36
     023488658 12811  GENT ROAD                  75000.

     2548197   REISTERSTOWN
     02
                                   16.00       74921.77     2
                                     301   118         276000
                                     296    14 $298,000 01/28/22
               MD      21136                 1      12/19/96

               DONAHUE                      31
     023525335 30  DANA DRIVE                    33650.

     2548198   WRENTHAM
     02
                                   14.50       33317.02     2
                                     180    96         120942
                                     174    14 $162,000 11/15/11
               MA      02093                 1      11/25/96

               BERNIER                      40
     024324871 9362  TWIN TRAILS DRIVE #202      30000.

     2548199   SAN DIEGO
     02
                                   13.25       29650.14     2
                                     180    96          84260
                                     175    04 $120,000 12/20/11
               CA      92129                 1      12/03/96






               SILVA                        46
     026423797 31615  CALA CARRASCO              38000.
     2548200   TEMECULA
     02
                                   14.00       37578.53     2
                                     301   126         141859
                                     291    14 $143,000 08/26/21
               CA      92592                 1      07/26/96

               RAVANIS                      37
     027347461 73  AMBLE ROAD                    25000.

     2548201   CHELMSFORD
     02
                                   15.99       24753.18     2
                                     181   114         180931
                                     173    14 $182,000 10/15/11
               MA      01824                 1      09/30/96

               LAFRANCE                     36
     028422054 1323  SANDERLING DRIVE            43500.

     2548202   FAIRFIELD
     02
                                   16.25       43387.23     2
                                     301   126         122000
                                     291    14 $132,000 08/01/21
               CA      94533                 1      07/25/96

               LAPRADE                      45
     028540297 2  CORTE LATEUZA                  30000.

     2548203   LAKE ELSINORE
     02
                                   13.99       29839.80     2
                                     241   110         192694
                                     232    14 $202,990 09/01/16
               CA      92532                 1      08/16/96

               BAKHOS                       44
     030461697 2680  NORTH BENTLY STREET         50000.

     2548204   ORANGE
     02
                                   14.25       49677.45     2
                                     301   101         192383
                                     297    14 $240,000 02/28/22
               CA      92867                 1      01/03/97

               SMITH                        39
     031444557 71  MOWER STREET                  24000.

     2548205   WORCESTER
     02
                                   14.50       23889.39     2
                                     240   103         104524
                                     234    14 $125,000 11/10/16
               MA      01602                 1      11/20/96

               AYALA                        38
     031503492 180  SILVERWOOD DRIVE             29000.

     2548206   TAUNTON
     02
                                   14.50       28853.55     2
                                     180    90         111000
                                     177    14 $157,000 02/06/12
               MA      02780                 1      02/01/97

               TREMBLAY                     31
     033440612 6  BASFORD COURT                  28500.

     2548207   PEABODY
     02
                                   14.50       27839.88     2
                                     120   103         119491
                                     114    14 $145,000 11/25/06
               MA      01960                 1      11/19/96

               MARTIN                       32
     033466204 14406  NORTHEAST PIPER ROAD       16800.

     2548208   VANCOUVER
     02
                                   16.75       16778.24     2
                                     300   100         117000
                                     295    14 $135,000 12/23/21
               WA      98684                 1      12/17/96






               ANDERSON                     45
     034289738 1084  SERENA DRIVE                25000.
     2548209   SAN JACINTO
     02
                                   17.99       24704.22     2
                                     181    96         108021
                                     171    14 $140,000 08/01/11
               CA      92583                 1      07/15/96

               NORBERG                      43
     035324325 3818  EAST ACORN COURT            53000.

     2548211   SIMI VALLEY
     02
                                   14.25       52337.79     2
                                     181   126         153840
                                     173    14 $165,000 10/01/11
               CA      93063                 1      09/14/96

               CARMODY                      42
     035448649 404  CHURCH STREET                24000.

     2548212   WARWICK
     02
                                   14.50       23718.32     2
                                     180   115          82814
                                     174    14  $93,000 11/28/11
               RI      02889                 1      11/25/96

               OLIVER                       36
     036505694 73  WINSOR ROAD                   39500.

     2548213   FOSTER
     02
                                   14.25       39326.75     2
                                     300   121         117000
                                     294    14 $130,000 11/25/21
               RI      02825                 1      11/19/96

               GAYNOR                       36
     036549039 103  MARTHA STREET                32000.

     2548215   PAWTUCKET
     02
                                   14.00       31840.53     2
                                     240   113          91563
                                     234    14 $110,000 11/19/16
               RI      02860                 1      11/22/96

               TURNER                       44
     039382766 10237  FOXBOROUGH COURT           50000.

     2548216   MANASSAS
     02
                                   16.25       49937.39     2
                                     301   124         126070
                                     295    14 $142,500 12/20/21
               VA      22110                 1      11/20/96

               COSTA                        39
     039464821 126  HOBSON AVENUE                40400.

     2548217   EAST PROVIDENCE
     02
                                   15.00       40268.82     2
                                     301   124         113000
                                     294    14 $124,000 11/02/21
               RI      02914                 1      10/30/96

               CHEMAN                       48
     042786598 1919  Huguenot PL                 62000.

     2548220   SEVERN
     02
                                   16.50       61910.45     2
                                     300   124         120160
                                     294    14 $148,000 11/26/21
               MD      21144                 1      11/21/96

               GALANTE                      36
     043440136 23311  SCHOOLCRAFT STREET         53000.

     2548221   WEST HILLS
     02
                                   13.25       52884.73     2
                                     300   123         168106
                                     295    14 $180,000 12/18/21
               CA      91307                 1      12/05/96






               PEAL SR.                     45
     043502305 14601  NORTHEAST 91ST STREET      75000.
     2548222   VANCOUVER
     02
                                   15.99       74880.87     2
                                     300   122          94951
                                     294    14 $140,000 11/27/21
               WA      98682                 1      11/18/96

               NILSON                       38
     044621939 6  RIDGEWOOD DRIVE                30000.

     2548223   VERNON
     02
                                   15.25       29916.35     2
                                     301   102         111844
                                     291    14 $140,000 08/08/21
               CT      06066                 1      07/25/96

               RONZELLO                     42
     046409082 39631  SUNROSE DRIVE              19000.

     2548225   MURRIETA
     02
                                   13.99       18887.41     2
                                     240   116         112086
                                     231    14 $113,500 08/27/16
               CA      92562                 1      08/12/96

               KRNAK                        46
     046786975 6321  SOUTH WEST 177TH PLACE      25000.

     2548226   ALOHA
     02
                                   13.99       24513.66     2
                                     301   111         109699
                                     294    14 $122,000 11/14/21
               CA      97007                 1      10/02/96

               WILLIAMS                     48
     047706366 4  GREGORY ROAD                   30000.

     2548229   WALLINGFORD
     02
                                   14.75       29914.54     2
                                     300   124         124915
                                     294    14 $125,000 11/01/21
               CT      06492                 1      11/22/96

               LEMIEUX                      29
     048300049 2257  E. BEVERLY LANE             25000.

     2548230   PHOENIX
     02
                                   14.99       24738.69     2
                                     240   102          36091
                                     229    14  $60,000 06/13/16
               AZ      85022                 1      06/07/96

               DEMSKE                       44
     048326758 31  CLYDE STREET                  46000.

     2548231   OAKVILLE
     02
                                   14.75       45919.75     2
                                     301   111          98000
                                     296    14 $130,000 01/02/22
               CT      06779                 1      12/23/96

               KARP                         51
     048709205 41  WAPPING AVENUE                61000.

     2548232   SOUTH WINDSOR
     02
                                   14.75       60855.11     2
                                     300   121         142494
                                     294    14 $169,000 11/12/21
               CT      06074                 1      11/05/96

               JANICKI                      45
     049669316 2385  SOUTHGATE SQUARE            43000.

     2548233   RESTON
     02
                                   16.00       42966.60     2
                                     301   124          95926
                                     297    14 $112,700 02/15/22
               VA      22091                 1      01/23/97






               MITCHELL                     34
     050261820 47  GOLD STREET                   55000.
     2548234   WHITMAN
     02
                                   14.00       54895.58     2
                                     300   114         103094
                                     295    14 $139,000 12/22/21
               MA      02382                 1      12/18/96

               BELL                         43
     050349180 569  BITTERWOOD COURT             25000.

     2548235   KISSIMMEE
     02
                                   13.99       24820.36     2
                                     241   125          80000
                                     232    14  $84,000 09/24/16
               FL      34743                 1      08/27/96

               DIAZ                         38
     050383097 69  SUNBURST TERRACE              28500.

     2548236   CENTRAL ISLIP
     02
                                   13.99       28433.42     2
                                     241    98         132877
                                     237    14 $166,000 02/03/17
               NY      11722                 1      01/29/97

               DAVI                         53
     051602037 3337  BRIDGEPORT DRIVE            32820.

     2548237   LAS VEGAS
     02
                                   12.99       31990.39     2
                                     121   115          93617
                                     113    14 $110,000 10/22/06
               NV      89121                 1      09/30/96

               BROWN                        44
     054462332 9414  NORTHEAST 134TH AVENUE      70000.

     2548238   VANCOUVER
     02
                                   15.50       69940.25     2
                                     302   124          94243
                                     297    14 $133,000 02/08/22
               WA      98682                 1      12/03/96

               VASSILIOU                    42
     054769865 1020  VIA LOMITA                  40000.

     2548240   ESCONDIDO
     02
                                   14.99       39652.92     2
                                     241   118         100000
                                     231    14 $119,210 08/01/16
               CA      92027                 1      07/15/96

               MONTALBANO                   38
     078604713 6411  COOPER AVENUE               34165.

     2548258   GLENDALE
     02
                                   14.99       33920.07     2
                                     240    98         160035
                                     230    14 $200,000 07/26/16
               NY      11385                 1      07/11/96

               DEDIOS                       41
     079641676 8737  GUATEMALA AVENUE            50000.

     2548259   DOWNEY
     02
                                   13.75       49900.63     2
                                     301   116         216683
                                     296    14 $230,000 01/01/22
               CA      90240                 1      12/17/96

               LEAV                         34
     081488875 10267  CARRISSA AVENUE            21000.

     2548260   HESPERIA
     02
                                   14.99       20771.68     2
                                     242   100          60400
                                     231    14  $82,000 08/06/16
               CA      92345                 1      06/25/96






               DUMAS                        39
     082501964 173  CLIFF WALK DRIVE             30000.
     2548261   VALLEJO
     02
                                   13.75       29336.90     2
                                     240   109         202000
                                     233    14 $214,000 10/25/16
               CA      94591                 1      10/03/96

               MAGUIRE                      33
     082801802 32-57  32ND STREET                42600.

     2548262   ASTORIA
     02
                                   13.99       42420.44     2
                                     240   112         152400
                                     235    14 $175,000 12/14/16
               NY      11106                 1      12/19/96

               ANTWI-BOASIAKO               20
     083683981 3028  SHORELINE BLVD              15000.

     2548263   LAUREL
     02
                                   17.00       14858.09     2
                                     180    95         211162
                                     174    14 $240,000 11/26/11
               MD      20724                 1      11/21/96

               STAMP                        46
     084363786 824  HALECREST DRIVE              50000.

     2548264   CHULA VISTA
     02
                                   14.99       49499.22     2
                                     241   124         174053
                                     231    14 $181,076 08/16/16
               CA      91910                 1      07/31/96

               Scuderi                      46
     084463364 25  GARRITY AVENUE                50000.

     2548265   LAKE RONKONKOMA
     02
                                   14.50       49761.40     2
                                     181   120         129964
                                     177    14 $150,000 02/05/12
               NY      11779                 1      01/30/97

               MCLEAN                       21
     085363286 394  CALLE BORREGO                36800.

     2548266   SAN CLEMENTE
     02
                                   14.25       36660.13     2
                                     240   123         141273
                                     235    14 $145,000 12/20/16
               CA      92672                 1      12/10/96

               FLAX                         34
     085466967 1259  NORTH WILLIAMS STREET       25000.

     2548267   HANFORD
     02
                                   14.50       23961.79     2
                                     180   118          98216
                                     172    14 $105,000 09/24/11
               CA      93230                 1      09/04/96

               PECK                         40
     087642331 1327  FERENDINA DRIVE             25000.

     2548268   DELTONA
     02
                                   15.99       24817.86     2
                                     241   125          67000
                                     232    14  $74,000 09/10/16
               FL      32725                 1      08/15/96

               BACANI                       40
     087646315 44  W. CHESTNUT STREET            50000.

     2548269   FARMINGDALE
     02
                                   13.99       49924.36     2
                                     300   121         142287
                                     296    14 $159,200 01/28/22
               NY      11735                 1      01/24/97






               BELMORE                      30
     089447358 2205  LOCKWOOD LAKE CIRCLE        25000.
     2548270   SARASOTA
     02
                                   15.99       24780.80     2
                                     241   120          56000
                                     232    14  $68,000 09/25/16
               FL      33580                 1      08/27/96

               NICHOLAS                     38
     091501984 8  ELDRIDGE PLACE                 27000.

     2548271   GLEN COVE
     02
                                   15.50       26518.78     2
                                     120    99         180746
                                     115    14 $210,000 12/28/06
               NY      11542                 1      12/21/96

               SENSABAUGH                   35
     092325749 14911  HOLE-IN-ONE CIRCLE #201    25000.

     2548272   FORT MYERS
     02
                                   15.99       24674.07     2
                                     241   110          79000
                                     232    04  $95,000 09/19/16
               FL      33919                 1      08/23/96

               KARLAN                       21
     0933670991 25104  CINERIA WAY               29000.

     2548273   LAKE FOREST
     02
                                   13.25       28926.95     2
                                     301   111         281433
                                     296    14 $282,000 01/05/22
               CA      92630                 1      12/27/96

               LAYNE                        39
     094487721 1354  AVENIDA ARANA               30000.

     2548274   SAN MARCOS
     02
                                   14.00       29857.53     2
                                     241    97         147973
                                     234    14 $185,000 11/07/16
               CA      92069                 1      10/26/96

               CARNEVALE                    41
     095704016 114  KENMORE STREET               49000.

     2548275   STATEN ISLAND
     02
                                   14.25       48816.89     2
                                     301   105         208000
                                     290    14 $245,000 07/26/21
               NY      10312                 1      06/29/96

               AREVALO                      29
     095707336 3139  OHIO AVENUE # A B C & D     25000.

     2548276   SOUTH GATE
     02
                                   13.99       24655.71     2
                                     181   107         197649
                                     171    14 $210,000 08/15/11
               CA      90280                 1      07/29/96

               ALFORD                       43
     096362758 2504  JOSEPH DRIVE                52000.

     2548277   CLINTON
     02
                                   13.25       51910.08     2
                                     301   124         129000
                                     296    14 $147,000 01/15/22
               MD      20735                 1      12/16/96

               LENTO                        47
     096385929 1947  HONE AVENUE                 50000.

     2548278   BRONX
     02
                                   14.00       49679.72     2
                                     240   118         179641
                                     233    14 $195,000 10/10/16
               NY      10461                 1      10/02/96






               ABDUR-RAHMAN                 36
     096402514 1297  SOUTH COCHRAN AVENUE        25000.
     2548279   LOS ANGELES
     02
                                   10.99       24366.02     2
                                     181    81         279000
                                     170    14 $379,930 07/17/11
               CA      90019                 3      06/20/96

               KNICKLEBINE                  43
     097581658 8531  ABERDARE STREET             63050.

     2548280   VENTURA
     02
                                   14.00       62930.30     2
                                     300   125         174283
                                     295    14 $191,000 12/19/21
               CA      93004                 1      12/02/96

               ECKMAN                       37
     098521522 1817  RENADA CIRCLE               28000.

     2548281   NORTH LAS VEGAS
     02
                                   14.99       27714.05     2
                                     241   126          53303
                                     228    14  $65,000 05/01/16
               NV      89030                 1      04/23/96

               MITCHELL                     46
     099423316 2374  S ZENO STREET               50000.

     2548282   AURORA
     02
                                   14.75       49749.55     2
                                     182   119         173365
                                     177    14 $189,000 02/15/12
               CO      80013                 1      12/23/96

               HORSLEY                      16
     10010     5107  COLLEGE AVENUE              40000.

     2548283   RIVERSIDE
     02
                                   13.50       39850.00     2
                                     180   124         147366
                                     179    14 $152,000 04/15/12
               CA      92505                 1      04/01/97

               BROPHY                       21
     10033     12  BERNICE AVENUE                40000.

     2548284   TERRYVILLE
     02
                                   13.75       39908.33     2
                                     180   122         108094
                                     179    14 $122,000 04/10/12
               CT      06786                 1      04/04/97

               CHRISTIAN                    40
     100543399 137  BERSHIRE DRIVE               24500.

     2548285   FARMINGVILLE
     02
                                   14.75       24413.13     2
                                     240   109         105344
                                     235    14 $120,000 12/12/16
               NY      11738                 1      12/06/96

               LERNER                       23
     1009      121  SOUTH PROSPECT AVENUE #D     53000.

     2548286   REDONDO BEACH
     02
                                   12.25       52918.24     2
                                     301   116         224931
                                     297    04 $240,000 02/10/22
               CA      90277                 1      01/26/97

               TENORIO                      20
     10132     6363  CLYDE AVENUE                24900.

     2548287   SAN DIEGO
     02
                                   14.99       24711.04     2
                                     182    94         115693
                                     180    14 $150,000 05/03/12
               CA      92139                 1      03/25/97






               SPINOGATTI                   49
     101445927 23725  COUNTRYVIEW DRIVE          50000.
     2548288   DIAMOND BAR
     02
                                   15.99       49934.27     2
                                     301   103         168017
                                     295    14 $212,000 12/19/21
               CA      91765                 1      11/22/96

               ESCOBAR                      22
     10153     1125  WEST HAMPSHIRE AVENUE       45000.

     2548289   ANAHEIM
     02
                                   14.25       44967.93     2
                                     301   121         125558
                                     298    14 $142,000 03/23/22
               CA      92801                 1      02/28/97

               KENNEDY                      20
     10165     24001  LONE PINE DRIVE            40000.

     2548290   MORENO VALLEY
     02
                                   12.99       39964.13     2
                                     300   121         114612
                                     298    14 $128,000 03/28/22
               CA      92557                 1      03/14/97

               BACA                         12
     10169     2469  SOUTH PHILLIP AVENUE        35000.

     2548291   FRESNO
     02
                                   13.25       34937.85     2
                                     181   101         108039
                                     179    14 $143,000 04/28/12
               CA      93727                 1      03/27/97

               MAQUEDA                      25
     10173     921  CALLE LA PRIMAVERA           57500.

     2548292   GLENDALE
     02
                                   12.25       57470.73     2
                                     301   110         298042
                                     299    14 $325,000 04/02/22
               CA      91208                 1      03/18/97

               NGUYEN                       21
     10174     9213  INDEPENDENCE WAY #7         25000.

     2548293   NORTH HILLS
     02
                                   12.25       24987.27     2
                                     301    81         167475
                                     299    14 $240,000 04/15/22
               CA      91343                 1      03/11/97

               BROWN                        18
     10175     8942  GEMWOOD WAY                 68500.

     2548294   ELK GROVE
     02
                                   13.25       67620.92     2
                                     181   125         124913
                                     179    14 $155,000 04/05/12
               CA      95758                 1      03/14/97

               HEMBREE                      20
     10176     1521  MCGEE AVENUE                45000.

     2548295   BERKELEY
     02
                                   12.75       44693.38     2
                                     181   116         216000
                                     179    14 $225,000 04/13/12
               CA      94703                 1      03/07/97

               STAHL                        23
     10180     6003  EAST BRIGHTON LANE         100000.

     2548296   ANAHEIM
     02
                                   12.50       99810.07     2
                                     241   122         177406
                                     239    14 $227,798 04/02/17
               CA      92807                 1      03/13/97






               STONE                        22
     10216     2229  CORTEZ DRIVE                30000.
     2548297   COLORADO SPRINGS
     02
                                   13.25       30000.00     2
                                     301   113          68730
                                     299    14  $88,000 04/15/22
               CO      80911                 1      03/27/97

               ALCORN                       14
     10220     936  SOUTH MANOR DRIVE            29000.

     2548298   KERMAN
     02
                                   14.99       28980.61     2
                                     241   121          85595
                                     239    14  $95,000 04/22/17
               CA      93630                 1      03/21/97

               CALLENDER                    21
     103446764 9822  VINE STREET                 25000.

     2548299   BLOOMINGTON
     02
                                   13.99       24518.14     2
                                     182    83          90712
                                     169    14 $141,000 06/07/11
               CA      92316                 3      04/29/96

               SCHMITT                      46
     103508220 156  WALKER STREET                39950.

     2548300   NORTH BABYLON
     02
                                   14.00       39471.90     2
                                     180   118         140000
                                     174    14 $153,000 11/05/11
               NY      11704                 1      11/02/96

               JARA                         18
     10416     756  WEST FONTLEE LANE            62000.

     2548301   RIALTO
     02
                                   13.50       61948.92     2
                                     241   122         126090
                                     239    14 $155,000 04/15/17
               CA      92376                 1      03/18/97

               EBERSOLE                     10
     10419     1605  SOUTH FRANCISCO COURT       55500.

     2548302   ANTIOCH
     02
                                   13.25       55476.39     2
                                     301   121         125000
                                     299    14 $150,000 04/20/22
               CA      94509                 1      03/28/97

               BRADSHAW                     20
     10439     4835  EAST ANAHEIM STREET #210    35000.

     2548303   LONG BEACH
     02
                                   12.25       34907.50     2
                                     241   113         121870
                                     239    04 $140,000 04/15/17
               CA      90804                 1      03/21/97

               DANAHY                       23
     10440     930  VIA MIL CUMBRES UNIT #80     17000.

     2548304   SOLANA BEACH
     02
                                   14.99       17000.00     2
                                     181    92         106593
                                     179    04 $135,000 04/28/12
               CA      92075                 1      03/20/97

               NOTTINGHAM                   18
     10459     5511  CHESHIRE MEADOWS WAY        51250.

     2548305   FAIRFAX
     02
                                   14.25       51231.84     2
                                     301   113         125910
                                     299    14 $157,000 04/15/22
               VA      22032                 1      03/21/97






               GATH                         21
     10468     1469  HAUCK DRIVE                 50000.
     2548306   SAN JOSE
     02
                                   13.25       49957.21     2
                                     300   114         188000
                                     298    14 $210,000 03/28/22
               CA      95118                 1      03/11/97

               HIGUERA                      17
     10480     20467  SHAWNEE ROAD               30000.

     2548307   APPLE VALLEY
     02
                                   12.25       29970.68     2
                                     241   125         109805
                                     239    14 $112,000 04/17/17
               CA      92308                 1      03/11/97

               SUNNERGREN                   16
     10516     76  TAMALPAIS AVENUE              70000.

     2548308   LIVERMORE
     02
                                   13.75       69881.58     2
                                     181   122         198000
                                     179    14 $220,000 04/15/12
               CA      94550                 1      03/24/97

               OLIVARES                     25
     10517     2617  EAST PRINCETON AVE          68350.

     2548309   VISALIA
     02
                                   12.99       68319.52     2
                                     301   112         237298
                                     299    14 $273,000 04/08/22
               CA      93292                 1      03/26/97

               ZAPANTA                      20
     10560     6  MANCHESTER                     26000.

     2548310   HERCULES
     02
                                   12.75       25687.99     2
                                     181   112         135954
                                     179    14 $145,000 04/20/12
               CA      94547                 1      03/31/97

               MYLAR                        13
     10563     5952  HERSHOLT AVENUE             18000.

     2548311   LAKEWOOD
     02
                                   14.99       17975.77     2
                                     241    82         140903
                                     239    14 $195,000 04/01/17
               CA      90712                 1      03/25/97

               THOMAS                       22
     10576     5287  EAST SPRUCE AVENUE          40000.

     2548312   CASTLE ROCK
     02
                                   12.25       39921.81     2
                                     181   118         124506
                                     179    14 $140,000 04/15/12
               CO      80104                 1      03/17/97

               JOHNSON                      22
     10577     1654  FORMAN AVENUE               30000.

     2548313   SAN JOSE
     02
                                   13.25       29444.24     2
                                     181   107         248000
                                     179    14 $262,000 04/17/12
               CA      95124                 1      03/14/97

               BRACEY                       21
     10580     12425  KOKOMO PLACE               50000.

     2548314   VICTORVILLE
     02
                                   12.25       49974.55     2
                                     301   125         174812
                                     299    14 $180,000 04/15/22
               CA      92392                 1      03/23/97






               PETTY                        23
     10585     2193  EAST SHEA DRIVE             23000.
     2548315   FRESNO
     02
                                   14.99       22992.89     2
                                     301   125          98573
                                     299    14  $98,000 04/24/22
               CA      93720                 1      03/18/97

               KOENIGSBERG                  40
     1063844861 21645  DUMETZ ROAD               45000.

     2548316   WOODLAND HILLS
     02
                                   12.75       44914.84     2
                                     301    92         201367
                                     296    14 $268,250 01/15/22
               CA      91364                 1      12/11/96

               SNYDER                       19
     10655     20  ROSEWOOD DRIVE                25000.

     2548317   WATSONVILLE
     02
                                   12.75       24665.63     2
                                     181    90         186000
                                     179    14 $235,000 04/15/12
               CA      95076                 1      03/31/97

               DUVAL                        31
     106562817 4538  OAKDALE AVENUE              20000.

     2548318   LAS VEGAS
     02
                                   14.99       19854.85     2
                                     241   123          91596
                                     231    14  $91,000 08/01/16
               NV      89121                 1      07/19/96

               Degennaro                    18
     10675     10  REV TAYLOR DRIVE              52200.

     2548319   ANSONIA
     02
                                   13.99       52119.19     2
                                     240   117         146080
                                     238    14 $170,000 03/17/17
               CT      06401                 1      03/11/97

               KRIKORIAN                    20
     10676     3708  CREEKWOOD DRIVE             55000.

     2548320   VIRGINIA BEACH
     02
                                   13.50       54908.87     2
                                     240   118         156351
                                     238    14 $180,000 03/14/17
               VA      23456                 1      03/10/97

               BLANCO JR.                   25
     10683     2500  FORTY NINER WAY             75000.

     2548321   ANTIOCH
     02
                                   12.25       74926.70     2
                                     242   123         187585
                                     240    14 $213,750 05/05/17
               CA      94509                 1      03/13/97

               EVANS                        23
     10687     2603  99TH AVENUE                 15000.

     2548322   OAKLAND
     02
                                    9.99       14884.74     2
                                     181   109         136812
                                     179    14 $140,000 04/19/12
               CA      94605                 1      03/13/97

               BREAULT                      23
     10688     1521  LOCUST AVENUE #10           25000.

     2548323   LONG BEACH
     02
                                   10.99       24943.72     3
                                     181   115         116249
                                     179    04 $145,000 04/15/12
               CA      90813                 1      03/03/97






               CADLE                        21
     10728     8587  LEPUS ROAD                  25000.
     2548324   SAN DIEGO
     02
                                   14.99       24966.35     2
                                     241   115         129825
                                     239    14 $135,000 04/20/17
               CA      92126                 1      03/25/97

               GIBBONS                      17
     10733     2068  MESQUITE LANE #304          25000.

     2548325   LAUGHLIN
     02
                                   13.25       24989.36     2
                                     301    97          65100
                                     299    04  $93,000 04/05/22
               NV      89029                 1      03/14/97

               STUTZ                        20
     10734     11113  MONITOR AVENUE             25000.

     2548326   LOS ANGELES
     02
                                   14.99       24983.27     2
                                     241   122          60000
                                     239    14  $69,900 04/15/17
               CA      90059                 3      03/19/97

               FUENTES                      17
     10741     12049  PEORIA STREET              30000.

     2548327   SUN VALLEY
     02
                                   12.99       29986.62     2
                                     301   115         143895
                                     299    14 $152,000 04/14/22
               CA      91352                 1      03/18/97

               BUNNELL                      16
     107429105 2665  GREENFIELD DRIVE            45000.

     2548328   CORONA
     02
                                   13.99       44642.10     2
                                     241   119         184200
                                     233    14 $193,900 10/16/16
               CA      91720                 1      09/28/96

               STELMAT                      23
     10748     55  EAGLE STREET                  39950.

     2548329   WARE
     02
                                   13.99       39900.73     2
                                     300   106          65333
                                     298    14 $100,000 03/19/22
               MA      01082                 1      03/14/97

               MUSSELMAN JR.                22
     1076      16311  SARATOGA LANE              32800.

     2548330   HUNTINGTON BEACH
     02
                                   13.25       32682.87     2
                                     180   125         199000
                                     178    14 $186,000 03/18/12
               CA      92649                 1      03/12/97

               SOJOLA                       40
     107663802 3929  HARPER AVENUE               65000.

     2548331   BRONX
     02
                                   14.75       63539.99     2
                                     301   123         165127
                                     297    14 $188,600 02/02/22
               NY      10466                 1      01/24/97

               ANDRADE                      16
     10769     2835  CRITTENDON COURT            28500.

     2548332   STOCKTON
     02
                                   14.25       27819.46     2
                                     300   116         145253
                                     295    14 $150,000 12/20/21
               CA      95207                 1      12/16/96






               AVILES                       23
     10770     621  RHINE LANE                   24000.
     2548333   COSTA MESA
     02
                                   14.25       23945.07     2
                                     241   104         142064
                                     237    04 $160,000 02/01/17
               CA      92626                 1      01/24/97

               BALES                        18
     10771     2401  WESTMINSTER DRIVE           40000.

     2548334   BAKERSFIELD
     02
                                   14.25       39842.53     2
                                     241   123         118629
                                     237    14 $130,000 02/01/17
               CA      93309                 1      01/11/97

               BENTLEY                      20
     10772     13201  S. TUTHILL ROAD            25000.

     2548335   BUCKEYE
     02
                                   15.25       24951.02     2
                                     240    92          66490
                                     236    14 $100,000 01/15/17
               AZ      85326                 1      01/10/97

               DEFORD                       23
     10775     10204  NE 5TH STREET              45000.

     2548336   VANCOUVER
     02
                                   15.49       44934.57     2
                                     300   122         114000
                                     295    14 $131,000 12/19/21
               WA      98664                 1      12/11/96

               DIBBEN                       20
     10776     52  ABBEYWOOD CIRCLE              40000.

     2548337   SACRAMENTO
     02
                                   12.75       39904.85     2
                                     301   117          99993
                                     296    14 $120,000 01/01/22
               CA      95823                 1      12/23/96

               DURLEY                       22
     10777     8030  CAPISTRANO WAY              25000.

     2548338   SACRAMENTO
     02
                                   14.25       24954.62     2
                                     300   114          71814
                                     295    14  $85,000 12/13/21
               CA      95824                 1      12/06/96

               FANTONY                      24
     10778     1028  EXCELSIOR DRIVE             53000.

     2548339   NORWALK
     02
                                   14.75       52843.73     2
                                     300   126         113900
                                     296    14 $133,000 01/14/22
               CA      90650                 1      01/07/97

               FREGULIA                     18
     10779     25938  KAY AVENUE #321            55000.

     2548340   HAYWARD
     02
                                   12.75       54895.94     2
                                     300    77          48358
                                     296    04 $135,740 01/15/22
               CA      94545                 1      01/09/97

               GARY                         36
     10780     861  SOUTHWOOD BOULEVARD #37      35500.

     2548341   INCLINE VILLAGE
     02
                                   10.99       33906.24     2
                                     180   115         107769
                                     162    04 $124,950 11/15/10
               NV      89451                 1      11/07/95






               GIORDANO                     23
     10781     15283  MEDELLA CIRCLE             33150.
     2548342   RANCHO MURIETA
     02
                                   13.75       33070.50     2
                                     300   111         122162
                                     295    14 $141,000 12/13/21
               CA      95683                 1      12/09/96

               HAMMOUD                      16
     10782     5425  LEEDS COURT                 63963.

     2548343   CITRUS HEIGHTS
     02
                                   13.25       63486.04     2
                                     300   125         122246
                                     296    14 $149,000 01/15/22
               CA      95621                 1      01/10/97

               HART                         22
     10783     13130  NEBRASKA WAY               30000.

     2548344   YUCAIPA
     02
                                   15.25       29821.51     2
                                     181   125         120910
                                     177    14 $121,000 02/01/12
               CA      92399                 1      01/25/97

               JENKS                        23
     10784     606  CELERY AVENUE                57300.

     2548345   ALGONA
     02
                                   13.99       57168.42     2
                                     300   125         118945
                                     294    14 $141,000 11/08/21
               WA      98001                 1      11/04/96

               JIACOMA                      19
     10785     3557  LA CIOTAT WAY               40000.

     2548346   RIVERSIDE AREA
     02
                                   14.25       39833.97     2
                                     241   100          84909
                                     237    14 $125,000 02/01/17
               CA      92501                 1      01/14/97

               JOWER                        19
     10786     175  YASOU DEMAS WAY              25000.

     2548347   SAN JOSE
     02
                                   13.75       24919.02     2
                                     241   109         167000
                                     237    14 $176,990 02/01/17
               CA      95119                 1      01/24/97

               KARIMOLOMI                   23
     10787     10190  BARONESS AVENUE            27000.

     2548348   SAN DIEGO
     02
                                   14.25       26790.06     2
                                     240   119         161483
                                     235    14 $159,000 12/18/16
               CA      92126                 1      12/11/96

               LAND                         24
     10788     7169  CELIA AVENUE                44500.

     2548349   SACRAMENTO
     02
                                   12.25       44407.97     2
                                     300   125          92889
                                     296    14 $110,000 01/23/22
               CA      95828                 1      01/17/97

               LAUER                        20
     10790     3901  N LYNDEN RD                 31000.

     2548350   OTIS ORCHARDS
     02
                                   15.25       30918.50     2
                                     241   120         109679
                                     237    14 $118,000 02/01/17
               WA      99027                 1      01/24/97






               LEBLANC                      15
     10791     5416  SNOW SPRING PLACE           27000.
     2548351   ANTELOPE
     02
                                   13.75       26813.66     2
                                     300   121         130050
                                     295    14 $130,000 12/19/21
               CA      95843                 1      12/12/96

               MESSICK                      21
     10792     1605  175TH PL SE                 42500.

     2548352   BOTHELL
     02
                                   14.99       42293.36     2
                                     241   123         151950
                                     234    14 $159,000 11/05/16
               WA      98012                 1      10/29/96

               MILTON                       17
     10793     13981  IVANPAH ROAD               37500.

     2548353   APPLE VALLEY
     02
                                   13.75       37440.74     2
                                     300   125         110286
                                     296    14 $118,299 01/15/22
               CA      92307                 1      01/09/97

               NASH                         13
     10795     1245  AILEEN STREET               65000.

     2548355   SAN LEANDRO
     02
                                   11.99       64529.34     2
                                     301   117         119874
                                     296    14 $159,000 01/08/22
               CA      94577                 1      12/31/96

               NELSON                       21
     10796     1604  TURQUOISE DRIVE             55000.

     2548356   CORONA
     02
                                   11.99       54795.12     2
                                     300   123         172841
                                     296    14 $186,000 01/15/22
               CA      91720                 1      01/09/97

               NICHOLAS                     20
     10797     5305  CLAIRE STREET               37000.

     2548357   BAKERSFIELD
     02
                                   14.25       36796.01     2
                                     240   108          77010
                                     236    14 $106,000 01/24/17
               CA      93000                 1      01/13/97

               ODLAND                       17
     10798     2409  RUCKER AVENUE               50000.

     2548358   EVERETT
     02
                                   15.25       49834.69     2
                                     240   122         163000
                                     235    14 $175,000 12/27/16
               WA      98201                 1      12/13/96

               ODOM                         17
     10799     915  SW 346TH ST                  53000.

     2548359   FEDERAL WAY
     02
                                   14.49       52230.00     2
                                     181   124         189000
                                     174    14 $195,700 11/06/11
               WA      98023                 1      10/29/96

               RACATAIAN                    23
     10801     102  BRIAN WAY                    34000.

     2548361   RIVERSIDE
     02
                                   13.75       33802.88     2
                                     241   124         129129
                                     236    14 $132,000 01/15/17
               CA      92507                 1      12/18/96






               RAMIREZ JR.                  21
     10802     8432  W. EL CAMINITO DRIVE        19700.
     2548362   PEORIA
     02
                                   15.25       19674.42     2
                                     240   126          65309
                                     236    14  $68,000 01/14/17
               AZ      85345                 1      01/08/97

               RICHIUSA                     21
     10803     27038  HONBY AVENUE               44500.

     2548363   SANTA CLARITA
     02
                                   15.49       44435.77     2
                                     301   121         143310
                                     296    14 $156,000 01/01/22
               CA      91351                 1      12/17/96

               RILEY                        15
     10804     8777  LOS ENCANTOS CIRCLE         30700.

     2548364   ELK GROVE
     02
                                   15.25       30663.17     2
                                     300   100          95000
                                     296    14 $126,000 01/14/22
               CA      95624                 1      01/09/97

               SABALOW                      12
     10805     4045  STEPHEN DRIVE               54000.

     2548365   NORTH HIGHLANDS
     02
                                   12.25       53840.04     2
                                     240   125          83337
                                     237    14 $110,000 02/14/17
               CA      95660                 1      02/10/97

               SAWYER                       23
     10806     8170  DEVON PARK COURT            45000.

     2548366   SACRAMENTO
     02
                                   14.75       44940.79     2
                                     300   124         183642
                                     296    14 $185,000 01/28/22
               CA      95828                 1      01/21/97

               SCHWARTZ                     19
     10807     23023  VIA PIMIENTO               30000.

     2548367   MISSION VIEJO
     02
                                   14.25       29752.55     2
                                     180   114         129316
                                     175    14 $140,000 12/20/11
               CA      92691                 1      12/13/96

               SCOTT JR.                    21
     10808     5628  MAPLERIDGE COURT            30000.

     2548368   ROCKLIN
     02
                                   14.75       29950.34     2
                                     300    94         114689
                                     295    15 $155,000 12/16/21
               CA      95677                 1      12/10/96

               THOMPSON                     17
     10809     4244  HORIZON CT.                 45000.

     2548369   TURLOCK
     02
                                   14.75       44197.88     2
                                     241   124         134027
                                     237    14 $145,000 02/01/17
               CA      95382                 1      01/18/97

               WETZEL                       16
     10810     4007  PEARL ROAD                  35000.

     2548370   POLLOCK PINES
     02
                                   13.25       34682.31     2
                                     180    99         142567
                                     175    14 $180,000 12/13/11
               CA      95726                 1      12/09/96






               WHITE                        19
     10811     1324  W. STRAFORD DRIVE           43000.
     2548371   CHANDLER
     02
                                   14.75       42871.82     2
                                     240   122          63074
                                     236    14  $87,000 01/09/17
               AZ      85224                 1      01/03/97

               WILLIAMS                     16
     10812     1241  FAIRWAY DRIVE               50000.

     2548372   RICHMOND
     02
                                   15.49       49910.69     2
                                     300   116         142000
                                     294    14 $165,745 11/25/21
               CA      94803                 1      11/07/96

               WOODS                        25
     10813     26196  HUXLEY DRIVE               35000.

     2548373   MORENO VALLEY
     02
                                   14.25       34894.20     2
                                     240   121         128072
                                     235    14 $135,000 12/27/16
               CA      92555                 1      12/14/96

               TENEYCK                      33
     108368010 4003  WHITTLE AVENUE              47000.

     2548374   OAKLAND
     02
                                   13.75       46057.21     2
                                     121   122         183000
                                     115    14 $190,000 12/20/06
               CA      94602                 1      11/22/96

               PAPS                         21
     10858     41183  AMIENS COURT               30000.

     2548376   MURRIETA
     02
                                   12.99       29986.62     2
                                     301   115         136649
                                     299    14 $145,000 04/06/22
               CA      92562                 1      03/18/97

               MAGTIRA                      22
     10859     9610  MARSHALL STREET             71000.

     2548377   ROSEMEAD
     02
                                   13.50       70971.14     2
                                     302   115         151665
                                     300    14 $195,000 05/08/22
               CA      91770                 1      03/22/97

               OERTLE                       23
     10860     13909  CLOSE STREET               22500.

     2548378   WHITTIER
     02
                                   14.50       22314.36     2
                                     301    97         121866
                                     299    14 $150,000 04/15/22
               CA      90605                 1      03/24/97

               SNYDER                       19
     10861     10362  10TH STREET                22750.

     2548379   HESPERIA
     02
                                   12.75       22729.22     2
                                     241    98          74794
                                     239    14 $100,000 04/15/17
               CA      92345                 1      03/19/97

               MEGNA                        12
     10862     1715  MONTE ALBAN DRIVE           15000.

     2548380   NORTH LAS VEGAS
     02
                                   13.25       14939.44     2
                                     121   110         123313
                                     119    14 $125,950 04/19/07
               NV      89031                 1      03/13/97






               OLAUSON                      18
     10863     16325  ARGENT ROAD                26300.
     2548381   CHINO HILLS
     02
                                   11.99       25678.97     2
                                     301   110         170600
                                     299    14 $179,587 04/18/22
               CA      91709                 1      03/21/97

               WALKER                       24
     10888     3330  PARKGATE COURT              53000.

     2548382   RICHMOND
     02
                                   12.99       52976.38     2
                                     301   126         213465
                                     299    14 $213,000 04/10/22
               CA      94806                 1      03/26/97

               CEBALLOS                     22
     10898     11352  DARCY STREET               35000.

     2548383   SANTA FE SPRINGS
     02
                                   14.25       34974.02     2
                                     241   112         152219
                                     239    14 $168,000 04/20/17
               CA      90670                 1      03/21/97

               CRUM                         22
     10899     3554  ORANGE AVENUE               15000.

     2548384   LONG BEACH
     02
                                   10.99       14966.98     2
                                     181   110         134979
                                     179    14 $137,000 04/20/12
               CA      90807                 1      03/14/97

               MARCHESANO                   19
     10987     2158  LAGO MADERO                 40000.

     2548386   CHULA VISTA
     02
                                   12.25       39921.81     2
                                     181   116         145092
                                     179    04 $160,000 04/15/12
               CA      91914                 1      03/26/97

               HENTZE                       42
     112622688 1921  SOUTHAVEN DRIVE             27500.

     2548387   VIRGINIA BEACH
     02
                                   16.50       27202.83     2
                                     181   125          87225
                                     172    14  $92,500 09/01/11
               VA      23464                 1      08/30/96

               STROWAY                      40
     114601165 741  PROSPECT DRIVE               23000.

     2548388   GLENDALE
     02
                                   13.99       22836.06     2
                                     241   100         206374
                                     233    14 $230,000 10/17/16
               CA      91205                 1      09/30/96

               SAM                          22
     11498     6416  SAPPHIRE STREET             22750.

     2548389   RANCHO CUCAMONGA
     02
                                   13.99       22741.55     2
                                     301   112         133458
                                     299    14 $140,000 04/28/22
               CA      91701                 1      03/14/97

               BAILEY                       21
     11562     1611  WENTWORTH AVENUE            35000.

     2548390   BALTIMORE
     02
                                   16.99       34957.14     2
                                     180   119          38537
                                     179    14  $62,000 04/05/12
               MD      21234                 1      04/01/97






               GIAO                         23
     11585     12846  CORIANDER COURT            70000.
     2548391   RANCHO CUCAMONGA
     02
                                   14.50       69976.32     2
                                     301   119         114194
                                     299    14 $155,000 04/15/22
               CA      91739                 1      03/31/97

               PUNGPRAKEARTI                10
     11604     569  HADLEY COURT                 12000.

     2548392   GILROY
     02
                                    9.99       11941.80     2
                                     181    90         126451
                                     179    14 $154,000 04/15/12
               CA      95020                 1      03/13/97

               HANDY SR.                    16
     11770     2871  REGIS LANE                  25000.

     2548393   COSTA MESA
     02
                                   13.75       24957.71     2
                                     181   103         195630
                                     179    14 $215,000 04/17/12
               CA      92626                 1      03/20/97

               JACKSON                      22
     118326837 509  STILLWATER AVENUE            25000.

     2548394   SPRING HILL
     02
                                   15.99       24953.35     2
                                     301   124          60300
                                     293    14  $69,000 10/15/21
               FL      34606                 1      09/30/96

               REICHERT                     37
     118505468 50  APPLEGATE DRIVE               41000.

     2548395   MASTIC
     02
                                   15.00       40927.80     2
                                     300   111          82782
                                     294    14 $112,000 11/15/21
               NY      11950                 1      11/09/96

               LEACH                        39
     119502452 1720  DAVID DRIVE                 50000.

     2548396   ESCONDIDO
     02
                                   14.75       49744.11     2
                                     302   125         144961
                                     297    14 $156,000 02/15/22
               CA      92026                 1      12/31/96

               FRIZZELL JR.                 21
     11959     5035  RED HORSE COURT             50000.

     2548397   WALDORF
     02
                                   14.99       49849.33     2
                                     181   119         172154
                                     179    14 $187,500 04/02/12
               MD      20603                 1      03/28/97

               BRIGMAN JR.                  20
     11966     286  MOUNT KILIMANJARO COURT      58000.

     2548398   CORONA
     02
                                   13.25       57975.33     2
                                     301   125         181026
                                     299    14 $191,781 04/22/22
               CA      91719                 1      03/27/97

               LOAISIGA                     20
     11967     9611  LUNDAHL DRIVE               15000.

     2548399   PICO RIVERA
     02
                                    9.99       14963.78     2
                                     181   103         138707
                                     179    14 $150,000 04/15/12
               CA      90660                 1      03/25/97






               RODGERS                      18
     11983     6915  ALLSPICE COURT              41500.
     2548400   BAKERSFIELD
     02
                                   13.99       41431.43     2
                                     181   122          85638
                                     179    14 $105,000 04/10/12
               CA      93313                 1      03/31/97

               LAUGHLIN                     21
     12010     3884  WOODLAWN AVENUE             44000.

     2548401   LYNWOOD
     02
                                   13.75       43964.99     2
                                     241   124         155327
                                     239    14 $162,000 04/26/17
               CA      90262                 1      03/26/97

               FINE                         22
     12011     28771  VIA PASATIEMPO             66000.

     2548402   LAGUNA NIGUEL
     02
                                   12.75       62907.86     2
                                     241   126         348500
                                     239    14 $329,250 04/25/17
               CA      92677                 1      03/18/97

               TOYOFUKU                     12
     12012     2005  PLEASANT VALLEY AVENUE #1   40000.

     2548403   OAKLAND
     02
                                   12.25       40000.00     2
                                     303   123          43000
                                     300    04  $68,000 05/05/22
               CA      94611                 1      02/27/97

               DIAZ                         15
     12078     9010  FREMONT AVENUE              25000.

     2548404   Montclair
     02
                                   12.99       24977.91     2
                                     241   106         117084
                                     239    14 $135,000 04/15/17
               CA      91763                 1      03/26/97

               ENCINAS                      19
     12100     2274  READING AVENUE              33000.

     2548405   CASTRO VALLEY
     02
                                   12.25       32935.50     2
                                     181   109         162852
                                     179    14 $180,000 04/17/12
               CA      94546                 1      03/25/97

               PATTERSON                    22
     12101     20210  WERREN PLACE               50000.

     2548406   SAUGUS
     02
                                   14.25       49962.89     2
                                     241   114         251402
                                     239    14 $265,000 04/15/17
               CA      91350                 1      03/10/97

               BRENNAN                      36
     121323865 220  SOUTH SHATTUCK PLACE         60400.

     2548407   ORANGE
     02
                                   13.25       60074.68     2
                                     181   118         165000
                                     177    14 $192,000 02/15/12
               CA      92866                 1      01/07/97

               STOKES                       18
     12150     809  SUN VISTA COURT              30000.

     2548408   RIO LINDA
     02
                                   12.75       29944.09     2
                                     181   113         109830
                                     179    14 $124,000 04/28/12
               CA      95673                 1      03/26/97






               MADRIAGA                     11
     12207     22759  SUNROSE STREET             57500.
     2548409   CORONA
     02
                                   13.25       57397.90     2
                                     180   124         163046
                                     179    14 $178,000 04/28/12
               CA      91719                 1      04/01/97

               POKORSKI                     46
     122094124 2150  AVENIDA DEL VISTA           47500.

     2548410   CORONA
     02
                                   13.75       47423.79     2
                                     301   116         102492
                                     297    14 $130,000 02/05/22
               CA      91720                 1      01/16/97

               ECCLES                       18
     12214     182  ALPINE CIRCLE                42500.

     2548411   COLFAX
     02
                                   14.75       42486.19     2
                                     302   124         109000
                                     300    14 $123,000 05/02/22
               CA      95713                 1      03/13/97

               ALARCON                      23
     12215     1205  ROSEBRIAR WAY               28000.

     2548412   SAN JOSE
     02
                                   12.25       27945.26     2
                                     181    82         215412
                                     179    14 $300,000 04/17/12
               CA      95131                 1      03/25/97

               MILLER                       17
     12243     1629  MORGAN LANE                 25000.

     2548413   REDONDO BEACH
     02
                                   11.99       25000.00     2
                                     182   101         320862
                                     180    14 $345,000 05/02/12
               CA      90278                 1      03/19/97

               FISCHER                      19
     12258     9850  WISH AVENUE                 25000.

     2548414   NORTHRIDGE
     02
                                   11.99       24899.30     3
                                     181   100         293000
                                     179    14 $368,000 04/10/12
               CA      91325                 1      03/27/97

               GARDENHIRE                   15
     12267     5681  CHELTON DRIVE               18500.

     2548415   OAKLAND
     02
                                   10.99       18336.04     2
                                     182    80         219899
                                     180    14 $300,000 05/05/12
               CA      94611                 3      03/14/97

               VAUGHN                       19
     12268     1709  EAGLE VIEW WAY              26000.

     2548416   NORTH LAS VEGAS
     02
                                   12.75       25976.25     2
                                     241   110         121537
                                     239    14 $135,000 04/17/17
               NV      89030                 1      03/25/97

               HEMENES                      23
     12271     765  SUMMER CIRCLE                26000.

     2548417   BRENTWOOD
     02
                                   13.25       25988.93     2
                                     301   115         159000
                                     299    14 $161,000 04/20/22
               CA      94513                 1      03/05/97






               PARTIDA SR.                  22
     12272     1401  CULVER PLACE                25000.
     2548418   SAN LORENZO
     02
                                   12.75       24953.42     2
                                     181    98         130534
                                     179    04 $160,000 04/18/12
               CA      94580                 1      03/26/97

               ALDRICH                      21
     12297     18305  149TH AVENUE SOUTHEAST     58500.

     2548419   RENTON
     02
                                   15.50       58450.06     2
                                     300   116         163917
                                     297    14 $192,000 02/16/22
               WA      98058                 1      02/04/97

               Atkins                       25
     12298     26919  36TH COURT SOUTH           47700.

     2548420   KENT
     02
                                   13.99       47664.34     2
                                     300   124         153047
                                     298    14 $162,000 03/18/22
               WA      98032                 1      03/11/97

               BARABASH                     23
     12299     386  NORTH WILDWOOD               61750.

     2548421   HERCULES
     02
                                   13.99       61680.34     2
                                     300   125         137000
                                     297    04 $159,000 02/28/22
               CA      94547                 1      02/21/97

               BARBEE                       22
     12300     26419  197TH PLACE SOUTHEAST      47500.

     2548422   KENT
     02
                                   15.99       47463.03     2
                                     300   125         112500
                                     297    14 $128,000 02/28/22
               WA      98042                 1      02/24/97

               BETTIS                       21
     12301     7204  194TH STREET COURT EAST     37050.

     2548423   SPANAWAY
     02
                                   14.25       37023.58     2
                                     300   125         156000
                                     297    14 $155,000 02/28/22
               WA      98387                 1      02/24/97

               BOOKMAN                      20
     12302     171  FARRELLY DRIVE               65000.

     2548424   SAN LEANDRO
     02
                                   12.99       64941.72     2
                                     300   122         126400
                                     298    14 $158,000 03/12/22
               CA      94577                 1      03/05/97

               CARR                         20
     12303     1801  SOUTH FILLMORE STREET       41250.

     2548425   DENVER
     02
                                   13.99       41219.16     2
                                     300   126         165025
                                     298    14 $165,000 03/18/22
               CO      80210                 1      03/11/97

               CARRASQUILLO JR.             23
     12304     26206  195TH PLACE SOUTHEAST      50000.

     2548426   KENT
     02
                                   16.50       49964.66     2
                                     300   109          58414
                                     297    14 $100,000 02/28/22
               WA      98042                 1      02/24/97






               K. CHING                     18
     12305     5110  RHODE ISLAND DRIVE #4       25000.
     2548427   SACRAMENTO
     02
                                   13.99       24971.80     2
                                     300    99          48179
                                     297    04  $74,000 02/11/22
               CA      95841                 1      02/05/97

               DORR                         23
     12307     1230  CALIFORNIA AVENUE SE        23000.

     2548429   PORT ORCHARD
     02
                                   15.75       22987.59     2
                                     300   123          81133
                                     297    14  $85,000 02/14/22
               WA      98366                 1      02/10/97

               ELLIOTT                      20
     12308     5186  ARCADE AVENUE NORTHEAST     20000.

     2548430   KEIZER
     02
                                   15.99       19989.67     2
                                     300    96          94158
                                     297    14 $120,000 02/19/22
               OR      97303                 1      02/12/97

               ERICKSON                     22
     12309     19756  NORTHEAST EVERETT LANE     47000.

     2548431   PORTLAND
     02
                                   13.99       46764.30     2
                                     180   103          94628
                                     177    14 $138,000 02/26/12
               OR      97230                 1      02/21/97

               FANCHER                      23
     12310     2110  BRENTWOOD LANE              40800.

     2548432   BILLINGS
     02
                                   16.50       40771.14     2
                                     300   124          88935
                                     297    14 $105,000 02/28/22
               MT      59102                 1      02/24/97

               FERY                         23
     12311     7975  SOUTHWEST 142ND AVENUE      75000.

     2548433   BEAVERTON
     02
                                   14.99       74929.61     2
                                     300    99         302686
                                     297    14 $385,000 02/28/22
               OR      97008                 1      02/24/97

               GABBERT                      17
     12312     3076  REDWOOD DRIVE               37000.

     2548434   MARINA
     02
                                   14.99       36977.00     2
                                     300   101         144767
                                     297    14 $180,000 02/28/22
               CA      93933                 1      02/24/97

               GASS                         19
     12313     2944  HAWAIIAN AVENUE             38600.

     2548435   MEDFORD
     02
                                   14.99       38564.14     2
                                     300   116          96726
                                     298    14 $117,000 03/18/22
               OR      97504                 1      03/12/97

               GEESLIN                      23
     12314     5505  SOUTH VILLA AVENUE          32000.

     2548436   OKLAHOMA CITY
     02
                                   13.99       31976.08     2
                                     300   112          38946
                                     298    14  $63,500 03/10/22
               OK      73119                 1      03/04/97






               GILMORE                      20
     12315     2809  NORTHEAST 101ST COURT       65250.
     2548437   VANCOUVER
     02
                                   13.99       65225.75     2
                                     301   125         116000
                                     298    14 $145,000 03/11/22
               WA      98662                 1      02/28/97

               GRESS                        23
     12316     819  NORTH MAMER ROAD             34000.

     2548438   SPOKANE
     02
                                   15.99       33973.52     2
                                     300   120          98981
                                     297    14 $111,000 02/14/22
               WA      99216                 1      02/10/97

               GUASTELLA                    23
     12317     9315  HASTY AVENUE                68000.

     2548439   DOWNEY
     02
                                   13.99       67949.16     2
                                     300   119         173916
                                     297    14 $205,000 02/28/22
               CA      90240                 1      02/20/97

               HADLEY                       17
     12318     499  CHABLIS WAY                  40000.

     2548440   MANTECA
     02
                                   13.99       39954.87     2
                                     300   111         153974
                                     297    14 $175,000 02/21/22
               CA      95337                 1      02/12/97

               HAKKARINEN                   23
     12319     6670  MONACO WAY                  34200.

     2548441   BRIGHTON
     02
                                   12.50       34166.51     2
                                     300   113          94648
                                     298    14 $115,000 03/14/22
               CO      80601                 1      03/10/97

               HANSEN                       23
     12320     24110  EAST OLIVE LANE            42000.

     2548442   LIBERTY LAKE
     02
                                   15.99       41956.09     2
                                     300   116         148157
                                     297    14 $165,000 02/11/22
               WA      99019                 1      02/03/97

               HAYNES                       12
     12321     721  GLENCOE STREET              100000.

     2548443   DENVER
     02
                                   15.50       99943.47     2
                                     300   118         111257
                                     298    14 $180,000 03/17/22
               CO      80220                 1      03/11/97

               HENDRICKS                    16
     12322     1136  KENTFIELD DRIVE             71400.

     2548444   SALINAS
     02
                                   13.99       71346.63     2
                                     301   125         228352
                                     298    14 $240,000 03/12/22
               CA      93901                 1      02/26/97

               HIGGASON                     22
     12323     690  17TH STREET NORTHEAST        25000.

     2548445   SALEM
     02
                                   16.50       24982.30     2
                                     300   120          40483
                                     297    14  $54,880 02/28/22
               OR      97301                 1      02/24/97






               HUFFMAN III                  20
     12324     4134  SOUTH THOMPSON AVENUE       30000.
     2548446   TACOMA
     02
                                   13.99       29849.55     2
                                     180   111          62237
                                     178    14  $83,500 03/17/12
               WA      98408                 1      03/11/97

               HUNTINGTON                   20
     12325     1345  DORCHESTER DRIVE            33400.

     2548447   NORMAN
     02
                                   13.99       33332.95     2
                                     300   125          39022
                                     297    14  $58,000 02/14/22
               OK      73069                 1      02/10/97

               HUNTOON                      19
     12326     1163  WHITE CHAPEL DRIVE          20000.

     2548448   CENTRAL POINT
     02
                                   14.99       19981.21     2
                                     300   117         101000
                                     297    14 $103,590 02/28/22
               OR      97502                 1      02/24/97

               JOHNSON                      22
     12327     8813  EAST G STREET               25000.

     2548449   TACOMA
     02
                                   17.99       24986.70     2
                                     300    96          89241
                                     297    14 $120,000 02/14/22
               WA      98445                 1      02/10/97

               KAMMERER                     21
     12328     3838  NORTHEAST 73RD AVENUE       23500.

     2548450   PORTLAND
     02
                                   13.50       23471.02     2
                                     300   125         101000
                                     297    14 $100,000 02/14/22
               OR      97213                 1      02/10/97

               KARNBACH                     21
     12329     518  MARIE STREET                 30000.

     2548451   MEDFORD
     02
                                   12.99       29959.43     2
                                     300   121          60615
                                     297    14  $75,000 02/28/22
               OR      97504                 1      02/24/97

               KOCZOR                       21
     12330     6106  NORTH HOWARD STREET         46200.

     2548452   SPOKANE
     02
                                   16.50       46178.37     2
                                     301   125          74164
                                     298    14  $97,000 03/05/22
               WA      99205                 1      02/26/97

               LINSCOTT                     19
     12331     3140  SOUTH 76TH EAST AVENUE      33650.

     2548453   TULSA
     02
                                   13.99       33481.22     2
                                     180   119          55130
                                     177    14  $75,000 02/18/12
               OK      74145                 1      02/11/97

               LIVINGSTON                   23
     12332     409  SOUTHWEST 368TH STREET       35000.

     2548454   FEDERAL WAY
     02
                                   13.50       34971.38     2
                                     300   121          91058
                                     298    14 $105,000 03/11/22
               WA      98023                 1      03/04/97






               MATTOX                       22
     12333     365  GORDO COURT                  50000.
     2548455   EL DORADO HILLS
     02
                                   16.75       49977.68     2
                                     300   110         292000
                                     298    14 $311,000 03/11/22
               CA      95762                 1      03/03/97

               MCANAW                       21
     12334     5212  108TH PLACE NORTHEAST       25000.

     2548456   MARYSVILLE
     02
                                   13.50       24860.57     2
                                     300   107         140400
                                     297    14 $156,000 02/14/22
               WA      98271                 1      02/10/97

               MCCORMICK                    23
     12335     5907  70TH AVENUE NORTHEAST       70000.

     2548457   MARYSVILLE
     02
                                   14.99       69978.38     2
                                     300   117         144888
                                     298    14 $185,000 03/19/22
               WA      98270                 1      03/11/97

               MEABON                       17
     12336     15232  LINDSAY ROAD SOUTHEAST     23000.

     2548458   YELM
     02
                                   14.99       22895.38     2
                                     180   114         109000
                                     177    14 $116,000 02/28/12
               WA      98597                 1      02/24/97

               MELLEBERG                    23
     12337     8920  SOUTHWEST RAMBLER LANE      63500.

     2548459   PORTLAND
     02
                                   13.99       63452.51     2
                                     300   123         143735
                                     298    14 $169,100 03/18/22
               OR      97223                 1      03/11/97

               MIKSIS                       20
     12338     385-387  RUBY AVENUE              35000.

     2548460   EUGENE
     02
                                   14.99       34978.24     2
                                     300   114         122461
                                     298    15 $138,750 03/18/22
               OR      97404                 1      03/11/97

               COTTMAN                      33
     123385211 7512  ANDREW SARAH COURT          24000.

     2548461   SACRAMENTO
     02
                                   12.75       23863.97     2
                                     301   124          80568
                                     297    14  $85,000 02/20/22
               CA      95820                 1      01/29/97

               MIRELES                      14
     12339     205  CORAL CIRCLE                 30000.

     2548462   PHOENIX
     02
                                   15.99       29934.06     2
                                     300   122          82771
                                     297    14  $93,000 02/28/22
               OR      97535                 1      02/24/97

               NAGEL-DOMINGUEZ              23
     12340     22401  SOUTHEAST SALMON DRIVE     34000.

     2548463   GRESHAM
     02
                                   14.99       33976.87     2
                                     300    96          89525
                                     298    14 $130,000 03/12/22
               OR      97030                 1      03/06/97






               NEIGHBORS                    20
     12341     4611  SR 92                       75000.
     2548464   LAKE STEVENS
     02
                                   14.99       74929.61     2
                                     300   102         174733
                                     297    14 $245,000 02/10/22
               WA      98258                 1      02/04/97

               NELSON                       21
     12342     545  SW WILLOW CREEK DRIVE        66500.

     2548465   ALOHA
     02
                                   13.99       66424.97     2
                                     300   125          81145
                                     297    14 $118,210 02/26/22
               OR      97006                 1      02/19/97

               NICKELS                      23
     12343     3528  EAST 21ST AVENUE            25500.

     2548466   SPOKANE
     02
                                   15.99       25358.97     2
                                     180   116          78227
                                     177    14  $90,000 02/14/12
               WA      99223                 1      02/10/97

               NOVOTNY                      25
     12344     21907  43RD AVENUE COURT EAST     23000.

     2548467   SPANAWAY
     02
                                   14.99       22985.69     2
                                     300   117         134000
                                     298    14 $135,000 03/12/22
               WA      98387                 1      03/07/97

               Ochoa                        22
     12345     2741  FIRWOOD LANE                28000.

     2548468   FOREST GROVE
     02
                                   16.75       27987.50     2
                                     300   118         107000
                                     298    14 $115,000 03/14/22
               OR      97116                 1      03/10/97

               OCHU                         20
     12346     91  ALDER COURT                   25000.

     2548469   MILTON
     02
                                   16.75       24983.14     2
                                     300   101         111000
                                     297    14 $135,000 02/26/22
               WA      98354                 1      02/19/97

               OWENS                        22
     12347     5802  108TH AVENUE NORTHEAST      36400.

     2548470   NORMAN
     02
                                   14.99       36365.85     2
                                     300   125          70418
                                     297    14  $85,500 02/28/22
               OK      73071                 1      02/19/97

               PARK                         21
     12348     3204  NORTHEAST 274TH AVENUE      67000.

     2548471   CAMAS
     02
                                   13.99       66924.42     2
                                     300   122         140000
                                     297    14 $170,000 02/28/22
               WA      98607                 1      02/24/97

               PECHA                        23
     12349     714  SOUTH 6TH AVENUE             44200.

     2548472   KELSO
     02
                                   15.99       44177.20     2
                                     300   125          55710
                                     297    14  $80,000 02/19/22
               WA      98626                 1      02/11/97






               PHILLIPS                     19
     12350     1517  NEWPORT COURT SOUTHEAST     25000.
     2548473   RENTON
     02
                                   17.99       24991.20     2
                                     301    83         101000
                                     298    14 $152,000 03/07/22
               WA      98058                 1      02/24/97

               POWERS                       19
     12351     11821  MORRIS ROAD SOUTHEAST      23000.

     2548474   YELM
     02
                                   14.99       22774.64     2
                                     300   105          98278
                                     297    14 $116,600 02/20/22
               WA      98597                 1      02/14/97

               PRICE                        23
     12352     8913  NORTH FORTUNE AVENUE        46966.

     2548475   PORTLAND
     02
                                   13.99       46913.03     2
                                     300   122          59773
                                     297    14  $88,000 02/28/22
               OR      97203                 1      02/24/97

               PRYOR                        14
     12353     3410  SOUTH 151ST EAST AVENUE     30000.

     2548476   TULSA
     02
                                   14.50       29889.58     2
                                     180   116          45349
                                     178    14  $65,000 03/14/12
               OK      74134                 1      03/10/97

               PULS                         21
     12354     850  HORN LANE                    38000.

     2548477   EUGENE
     02
                                   15.99       37958.50     2
                                     300   125          88000
                                     297    14 $101,420 02/18/22
               OR      97404                 1      02/11/97

               REESE                        22
     12355     9926  SW TRAPPER TERRACE          36000.

     2548478   BEAVERTON
     02
                                   14.99       35977.62     2
                                     300   100          73000
                                     298    04 $109,000 03/13/22
               OR      97008                 1      03/07/97

               RIVARD                       22
     12356     1046  VERDEMAR DRIVE              38000.

     2548479   ALAMEDA
     02
                                   12.50       37780.14     2
                                     180   110         194000
                                     177    14 $212,455 02/26/12
               CA      94502                 1      02/20/97

               ROTH                         23
     12357     45  NEWTON STREET                 48500.

     2548480   SAN FRANCISCO
     02
                                   14.99       48454.49     2
                                     301   114         247000
                                     297    14 $260,000 02/12/22
               CA      94112                 1      01/31/97

               RUDY                         22
     12358     9771  BROWNELL DRIVE SOUTHEAST    50000.

     2548481   AUMSVILLE
     02
                                   15.99       49947.73     2
                                     300   108         139000
                                     297    14 $175,000 02/21/22
               OR      97325                 1      02/14/97






               RUPPERT                      19
     12359     42313  HICKORY GLEN AVENUE        24500.
     2548482   LANCASTER
     02
                                   15.99       24487.36     2
                                     300   104         152092
                                     297    14 $170,000 02/28/22
               CA      93536                 1      02/24/97

               SCISCENTE                    18
     12360     2440  OSBISPO DRIVE               35000.

     2548483   MEDFORD
     02
                                   12.50       34930.75     2
                                     300   120          78263
                                     297    14  $95,000 02/07/22
               OR      97504                 1      02/03/97

               SHIRES                       25
     12361     3002  APPLEHILL COURT             30000.
               NORTHEAST
     2548484   OLYMPIA
     02
                                   15.99       29984.52     2
                                     301   123         124316
                                     298    14 $125,500 03/10/22
               WA      98506                 1      02/27/97

               SIMBERG                      23
     12362     7116  193RD STREET EAST           40000.

     2548485   SPANAWAY
     02
                                   14.99       39973.17     2
                                     301   125         133743
                                     298    14 $140,000 03/05/22
               WA      98387                 1      02/27/97

               SLODEK                       19
     12363     9425  EAST 40TH STREET            69900.

     2548486   TULSA
     02
                                   14.50       69799.21     2
                                     240   122          42853
                                     238    14  $92,500 03/19/17
               OK      74145                 1      03/13/97

               SOHOLT                       21
     12364     7708  319TH PLACE NORTHWEST       20000.

     2548487   STANWOOD
     02
                                   14.99       19908.58     2
                                     180   116          84121
                                     177    14  $90,000 02/18/12
               WA      98292                 1      02/10/97

               STAPLEY                      22
     12365     1515  ROCKRIDGE COURT             25000.

     2548488   NORMAN
     02
                                   14.50       24974.29     2
                                     300   119          46055
                                     297    14  $60,000 02/18/22
               OK      73071                 1      02/10/97

               STEPHANI                     21
     12366     31219  3RD AVENUE SOUTHWEST       46400.

     2548489   FEDERAL WAY
     02
                                   15.50       46267.80     2
                                     300   125         103000
                                     297    14 $120,000 02/26/22
               WA      98023                 1      02/14/97

               STRAUB                       22
     12367     2735  EAST MCANDREWS ROAD         38500.

     2548490   MEDFORD
     02
                                   13.99       38471.21     2
                                     300   117          83395
                                     298    14 $105,000 03/18/22
               OR      97504                 1      03/10/97






               TONG                         20
     12368     386  POLARIS PLACE                50000.
     2548491   DENVER
     02
                                   14.25       49946.21     2
                                     300   108          79087
                                     297    14 $120,000 02/26/22
               CO      80221                 1      02/21/97

               TOSO                         21
     12369     3261  NORTHEAST 98TH STREET       54000.

     2548492   SEATTLE
     02
                                   14.99       53840.56     2
                                     300   125         118450
                                     297    14 $138,500 02/26/22
               WA      98115                 1      02/18/97

               TURNER                       21
     12370     96  GERMOND ROAD                  31400.

     2548493   CASTLE ROCK
     02
                                   14.50       31364.84     2
                                     300   126          80493
                                     297    14  $89,500 02/18/22
               WA      98611                 1      02/10/97

               VALDEZ                       19
     12371     3413  EAST 33RD AVENUE            25000.

     2548494   SPOKANE
     02
                                   14.99       24976.56     2
                                     300   104          73737
                                     298    14  $95,000 03/11/22
               WA      99223                 1      03/05/97

               WORLEY                       18
     12372     1904  ROAD 35                     21500.

     2548495   PASCO
     02
                                   16.50       21184.79     2
                                     300   102          80297
                                     297    14 $100,000 02/28/22
               WA      99301                 1      02/19/97

               WYNNS                        23
     12373     4005  MCLEAN DRIVE                23800.

     2548496   YAKIMA
     02
                                   16.50       23783.18     2
                                     300   105         122342
                                     297    14 $140,000 02/26/22
               WA      98908                 1      02/19/97

               YOCOM                        21
     12374     20204  S 2154 PARK SOUTHEAST      28000.

     2548497   KENNEWICK
     02
                                   14.75       27485.19     2
                                     300   125          90396
                                     298    14  $95,000 03/14/22
               WA      99337                 1      03/10/97

               MILLER                       18
     12389     1589  WOLVERTON AVENUE            39900.

     2548498   CAMARILLO
     02
                                   13.75       39764.24     2
                                     181    94         180652
                                     179    14 $235,000 04/15/12
               CA      93010                 1      03/20/97

               FUGATE                       21
     12411     10414  POUNDS AVENUE              38900.

     2548499   WHITTIER
     02
                                   11.99       38388.68     2
                                     301   104         146349
                                     299    14 $179,000 04/28/22
               CA      90603                 1      03/17/97






               BLACKWOOD                    22
     12417     40-42  LINNMOORE STREET           22000.
     2548500   HARTFORD
     02
                                   15.50       21938.63     2
                                     300   120         121369
                                     297    14 $120,000 02/21/22
               CT      06114                 1      02/17/97

               BIRTCH                       23
     12424     29641  PRESTON DRIVE              50000.

     2548501   LAGUNA NIGUEL
     02
                                   13.25       49978.72     2
                                     301   109         162131
                                     299    14 $196,000 04/15/22
               CA      92677                 1      03/04/97

               HASEGAWA                     17
     12441     2693  BRAND DRIVE                 50000.

     2548502   TUSTIN
     02
                                   11.99       49899.81     2
                                     181    81         185000
                                     179    14 $290,250 04/18/12
               CA      92782                 1      03/31/97

               PLATTO                       48
     124522315 964  POND ROAD                    40000.

     2548503   BOHEMIA
     02
                                   14.00       38875.68     2
                                     120   110         151633
                                     114    14 $175,000 11/26/06
               NY      11716                 1      11/25/96

               NGUYEN                       22
     12459     3196  CROPLEY AVENUE              25000.

     2548504   SAN JOSE
     02
                                   12.75       24699.99     2
                                      62    95          73865
                                      60    04 $105,000 05/02/02
               CA      95132                 1      03/21/97

               PERKINS JR.                  21
     12560     2  BERNARD ST                     29900.

     2548505   WEBSTER
     02
                                   14.75       29678.05     2
                                     120   105         101067
                                     118    14 $125,000 03/25/07
               MA      01570                 1      03/20/97

               WELLS                        21
     12621     4  MARIA VEGA COURT               41500.

     2548506   SAN PABLO
     02
                                   12.75       41422.67     2
                                     181   125         189000
                                     179    14 $184,500 04/28/12
               CA      94806                 1      03/27/97

               NGUYEN                       22
     12730     1737  NORTH KENT STREET           75000.

     2548507   ANAHEIM
     02
                                   13.25       74866.82     2
                                     181   125         163096
                                     179    14 $190,500 04/15/12
               CA      92806                 1      03/31/97

               Torres                       39
     127565505 8508  DOWITCHER WAY               40000.

     2548508   ANTELOPE
     02
                                   14.99       39746.73     2
                                     241   122         124652
                                     230    14 $135,000 07/15/16
               CA      95843                 1      06/19/96






               WILLBANKS                    20
     13019     46  DEWBERRY                      50000.
     2548509   RANCHO SANTA MARGAGRITA
     02
                                   11.99       49949.38     2
                                     240   124         173000
                                     239    14 $180,000 04/15/17
               CA      92688                 1      04/03/97

               ALLEN                        16
     13090     4624  SAN JUAN AVENUE             30000.

     2548510   NORTH LAS VEGAS
     02
                                   13.25       29946.72     2
                                     181   123         117000
                                     179    14 $120,000 04/15/12
               NV      89030                 1      03/31/97

               SMITH                        44
     131467043 1370  LONGFELLOW ROAD             30000.

     2548511   VISTA
     02
                                   13.99       29942.94     2
                                     301   111         124188
                                     294    14 $140,065 11/04/21
               CA      92083                 1      10/18/96

               JEFFERS                      34
     131583806 2673  CINCINNATI STREET           35000.

     2548512   SAN BERNARDINO
     02
                                   13.99       34745.92     2
                                     240   124         115000
                                     229    14 $121,000 06/13/16
               CA      92407                 1      06/05/96

               JOHNSON                      18
     13161     1946  MORA LANE                   18700.

     2548513   SAINT LOUIS
     02
                                   15.00       18585.97     2
                                     183   125          31270
                                     178    14  $40,000 03/01/12
               MO      63136                 1      12/13/96

               WALTON                       22
     1336      5555  NORTH WEST AVENUE #142      39800.

     2548514   FRESNO
     02
                                   13.75       39664.57     2
                                     181   108         132601
                                     178    04 $160,000 03/12/12
               CA      93711                 1      02/19/97

               MIERKA                       37
     133781299 928  GURNARD TERRACE              25000.

     2548515   FREMONT
     02
                                   14.25       24943.67     2
                                     241   105         232000
                                     237    14 $245,635 02/15/17
               CA      94536                 1      01/06/97

               BRANSON                      16
     13390     18481  JOCOTAL AVENUE             75000.

     2548516   VILLA PARK
     02
                                   12.99       74932.75     2
                                     301    98         415000
                                     299    14 $500,000 04/01/22
               CA      92861                 1      03/12/97

               BALDWIN                      44
     134409781 42256  CORTE VILLOSA              40000.

     2548517   TEMECULA
     02
                                   15.50       39918.25     2
                                     301   119         151509
                                     293    14 $162,000 10/28/21
               CA      92592                 1      09/11/96






               SPENCER                      37
     135527688 1049  16TH STREET #10             25000.
     2548518   SANTA MONICA
     02
                                   15.50       24779.49     2
                                     181   100         245427
                                     175    04 $273,000 12/03/11
               CA      90403                 1      11/18/96

               TURNER                       34
     136381408 200  RALEIGH DRIVE                33000.

     2548519   VACAVILLE
     02
                                   13.99       32897.78     2
                                     301   126         142200
                                     292    14 $140,000 09/11/21
               CA      95687                 1      08/26/96

               REUMUND                      49
     136528723 ROUTE  1 456 M                    40000.

     2548520   PERRY
     02
                                   16.75       39772.36     2
                                     244   125          59872
                                     233    14  $80,000 10/01/16
               KS      66073                 1      06/12/96

               REED JR.                     38
     136560263 9750  BIRCH STREET                16500.

     2548521   SPRING VALLEY
     02
                                   13.99       16116.07     2
                                     181   139         107100
                                     168    14  $89,067 05/01/11
               CA      91977                 1      04/24/96

               OWENS                        41
     138529017 5938  LIDDELL DRIVE               18000.

     2548523   NEW PORT RICHEY
     02
                                   15.99       17946.39     2
                                     242    91          37225
                                     233    04  $61,000 10/04/16
               FL      34652                 1      08/19/96

               O'KEEFE                      44
     138563149 14686  SILVERSET STREET           55000.

     2548524   POWAY
     02
                                   14.99       54912.86     2
                                     300   120         213143
                                     295    14 $225,000 12/13/21
               CA      92064                 1      12/13/96

               PROVAN                       33
     138664784 909  NORTH EVERGREEN STREET       25000.

     2548525   BURBANK
     02
                                   13.75       24960.48     2
                                     301   100         158743
                                     296    14 $185,000 01/15/22
               CA      91505                 1      12/16/96

               WALLIS                       21
     139462402 13335  HIDDEN VALLEY ROAD         50000.

     2548526   VICTORVILLE
     02
                                   14.99       49669.76     2
                                     241   109         178297
                                     232    14 $210,000 09/12/16
               CA      92392                 1      08/09/96

               BRINKERS                     41
     140583979 1225  CALLE FANTASIA              35000.

     2548527   SAN MARCOS
     02
                                   13.99       34457.03     2
                                     181   123         154111
                                     172    14 $154,000 09/10/11
               CA      92069                 1      08/22/96






               SEGNELLO                     44
     145703745 8101  KEMPSTON COURT              30000.
     2548529   LAS VEGAS
     02
                                   14.99       29832.25     2
                                     241   121         122291
                                     232    14 $125,900 09/12/16
               NV      89129                 1      08/30/96

               Smith                        21
     1467      2114  SPRINGHOLLY DRIVE           53000.

     2548530   DISTRICT HEIGHTS
     02
                                   15.50       52953.69     2
                                     300   125         122000
                                     297    14 $140,000 02/21/22
               MD      20747                 1      02/13/97

               STOCK                        39
     150449139 3038  TARPON DRIVE #102           23000.

     2548531   LAS VEGAS
     02
                                    9.99       22775.04     2
                                     181    98          55309
                                     176    04  $80,000 01/07/12
               NV      89120                 1      12/20/96

               HEIKKILA                     41
     150466395 15  BUFFIN LANE                   50000.

     2548532   BLUE POINT
     02
                                   14.75       49934.16     2
                                     300    97          99608
                                     296    14 $155,000 01/17/22
               NY      11715                 1      01/13/97

               KANSKY                       42
     150582957 7433  W. GILMORE AVENUE           40000.

     2548533   LAS VEGAS
     02
                                   14.99       39796.45     2
                                     300   122         144350
                                     290    14 $151,950 07/12/21
               NV      89129                 1      07/02/96

               CHAPMAN                      46
     151363286 2144  PIMMIT DRIVE                50000.

     2548535   FALLS CHURCH
     02
                                   17.50       49927.97     2
                                     300   121         136694
                                     295    14 $155,500 12/15/21
               VA      22043                 1      12/02/96

               NORTON                       28
     151401945 5  431 MAIN STREET                75000.

     2548536   MEDFIELD
     02
                                   14.75       74681.69     2
                                     301   125         194828
                                     297    04 $217,000 02/10/22
               MA      02052                 1      01/27/97

               NELSON                       34
     154345189 10228  DANUBE DRIVE               40000.

     2548538   CUPERTINO
     02
                                   12.99       39819.38     2
                                     240   111         206855
                                     235 RFC01 $223,200 12/13/16
               CA      95014                 1      12/05/96

               Jobes                        37
     154483231 843  S. MOLINE STREET             55000.

     2548539   AURORA
     02
                                   13.75       54913.08     2
                                     302   111          66338
                                     297    14 $110,000 02/15/22
               CO      80012                 1      12/26/96






               CRUZ                         45
     156448868 544  GRANIT VIEW DRIVE          26579.54
     2548541   PERRIS
     02
                                   16.99       26519.97     2
                                     301   121         119456
                                     292    14 $120,990 09/24/21
               CA      92571                 1      08/17/96

               FERRAR                       44
     157366663 8300  HATTERAS                    25000.

     2548542   LAS VEGAS
     02
                                   14.99       23001.89     2
                                     241   107         135900
                                     230    14 $151,000 07/12/16
               NV      89128                 1      06/24/96

               TAN                          22
     1011      1780  SOUTH AUTUMNGLOW DRIVE      71000.

     2548543   DIAMOND BAR
     02
                                   13.25       70487.27     2
                                     182   108         154176
                                     177    14 $210,000 02/05/12
               CA      91765                 1      12/18/96

               Spinks                       46
     158528138 6846  NASHVILLE ROAD              26000.

     2548544   LANHAM
     02
                                   16.00       25979.40     2
                                     301   102         128000
                                     296    14 $152,000 01/01/22
               MD      20706                 1      12/06/96

               MACIE                        39
     159387690 455  VALLEJO STREET #205          60000.

     2548545   SAN FRANCISCO
     02
                                   13.75       59805.73     2
                                     241   104         158000
                                     236    04 $210,000 01/17/17
               CA      94133                 1      12/07/96

               DIGRAZIO                     45
     161444593 5818  CORPORAL JONES COURT        68000.

     2548546   MT. AIRY
     02
                                   15.50       66255.98     2
                                     121   126         132042
                                     114    14 $160,000 11/04/06
               MD      21771                 1      10/01/96

               TOMASHOSKY                   37
     162521130 4701  EAST BAILS PLACE            24173.

     2548547   DENVER
     02
                                   13.99       23968.57     2
                                     181   113         102129
                                     175    14 $112,000 12/28/11
               CO      80222                 1      11/21/96

               DODSON                       42
     163647877 333  HEATHER DRIVE                40000.

     2548548   HENDERSON
     02
                                   13.99       39776.80     2
                                     240   119         107914
                                     233    14 $125,000 10/07/16
               NV      89015                 1      10/01/96

               DAVIS JR.                    40
     165529751 3800  LOUISBURG AVENUE            20100.

     2548550   MODESTO
     02
                                   14.50       20026.22     2
                                     240   116         100000
                                     235    14 $104,000 12/23/16
               CA      95357                 1      12/17/96






               CLINKSCALES                  17
     1670      1750  EAST TAM O SHANTER STREET   50000.
     2548551   ONTARIO
     02
                                   14.50       49736.46     2
                                     181   119         151411
                                     177    14 $170,000 02/28/12
               CA      91761                 1      01/09/97

               SPANGLER JR.                 44
     167306321 16166  VISTA NORTH DR             36000.

     2548552   SUN CITY WEST
     02
                                   13.99       35858.19     2
                                     241   112          68346
                                     234    14  $94,000 11/01/16
               AZ      85375                 1      10/07/96

               MALONE                       37
     167567012 544  WESTWOOD AVENUE              64000.

     2548553   STAR CITY
     02
                                   16.50       62682.78     2
                                     121   124          78000
                                     115    14 $115,000 12/03/06
               WV      26505                 1      11/27/96

               JOSEPH                       41
     168708137 522  FIRETHORN DRIVE              32400.

     2548554   MONROEVILLE
     02
                                   13.99       32016.22     2
                                     240   124          70360
                                     233    14  $83,500 10/25/16
               PA      15146                 1      10/21/96

               DEANTHONY                    46
     170565646 43533  PLANTATION TERRACE         53000.

     2548555   ASHBURN
     02
                                   15.25       52952.60     2
                                     302   122         129000
                                     297    14 $150,000 02/15/22
               VA      22011                 1      12/19/96

               GRUTSCH                      17
     1713      5317  JOSIE AVENUE                50000.

     2548556   LAKEWOOD
     02
                                   13.99       49749.23     2
                                     181   115         180000
                                     177    14 $200,000 02/15/12
               CA      90713                 1      01/24/97

               ANTAL                        37
     172468337 4878  POINTILLIST COURT           49000.

     2548557   OCEANSIDE
     02
                                   14.99       48796.90     2
                                     240   124         178988
                                     235    14 $185,000 12/19/16
               CA      92057                 1      12/06/96

               HALL                         40
     175323481 3603  ALPINE PLACE                50000.

     2548558   COLORADO SPRINGS
     02
                                   14.25       49755.50     2
                                     182   119         104069
                                     177    14 $130,000 02/02/12
               CO      80909                 1      12/24/96

               DEMPSEY                      44
     175364277 22669  BELAIRE                    42000.

     2548559   MORENO VALLEY
     02
                                   14.25       41954.45     2
                                     302   123         143786
                                     297    14 $152,000 02/15/22
               CA      92553                 1      12/30/96






               RIFF                         35
     176388279 1515  E. UNION STREET #201        15000.
     2548560   SEATTLE
     02
                                   14.00       14941.56     2
                                     240   103          67274
                                     234    04  $80,000 11/25/16
               WA      98122                 1      11/01/96

               AGUAYO                       21
     1774      15239  COVELLO STREET             24000.

     2548561   VAN NUYS
     02
                                   12.99       23956.29     2
                                     181    92         160000
                                     179    14 $200,000 04/19/12
               CA      91405                 1      03/13/97

               TIEMANN                      21
     1798      3356  EAST 98TH AVENUE            43500.

     2548562   THORNTON
     02
                                   15.75       43452.46     2
                                     301   125          87509
                                     297    14 $105,000 02/05/22
               CO      80229                 1      01/30/97

               DAMICO                       38
     182480838 813  SHADOWOOD LANE               23500.

     2548563   CHESAPEAKE
     02
                                   17.50       23388.31     2
                                     181   110         113883
                                     177    14 $125,000 02/10/12
               VA      23322                 1      01/14/97

               PHILLIPS                     33
     183606878 671  QUAIL DRIVE                  21000.

     2548564   GLEN BURNIE
     02
                                   17.00       20784.00     2
                                     180   109          98000
                                     172    14 $110,000 09/24/11
               MD      21061                 1      09/19/96

               BROWN                        45
     186401201 322  EAST FROMER STREET           20000.

     2548565   RIALTO
     02
                                   14.99       19968.34     2
                                     301   117         123284
                                     294    14 $123,420 11/08/21
               CA      92376                 1      10/16/96

               SIMONE                       31
     1019      268  STAR CLUSTER CIRCLE          25000.

     2548567   LAS VEGAS
     02
                                   13.75       24871.66     2
                                     181   114          88387
                                     176    14 $100,000 01/15/12
               NV      89128                 1      12/17/96

               MARSH                        24
     189524165 2100  W. OAKRIDGE                 14000.

     2548568   BROKEN ARROW
     02
                                   13.75       13903.63     2
                                     181   111          79965
                                     176    14  $85,000 01/18/12
               OK      74012                 1      12/13/96

               TRUJILLO                     43
     190002230 1463  CEDAR STREET                25000.

     2548569   SANTA PAULA
     02
                                   11.99       24220.06     2
                                     241   110         182944
                                     213    14 $190,500 02/17/15
               CA      93060                 1      01/23/95






               DAVIS                        40
     190002231 24439  LEONARD TREE LANE #102     15000.
     2548570   SANTA CLARITA
     02
                                   11.99        8095.93     2
                                     240    79          83700
                                     213    04 $125,000 02/17/15
               CA      91321                 3      02/10/95

               SILVA                        37
     190002293 7477  PHELAN ROAD                 25000.

     2548572   PHELAN
     02
                                   11.99       24207.62     2
                                     242   146          55000
                                     214    14  $55,000 03/02/15
               CA      92371                 1      01/19/95

               BEAVER                       42
     190003190 30443  JASMINE VALLEY DR          19180.

     2548575   CANYON COUNTRY
     02
                                   11.99       18822.28     2
                                     240   110         145000
                                     223    14 $150,000 12/21/15
               CA      91351                 1      12/22/95

               CARD                         42
     190003269 3249  QUARRY ROAD                 25000.

     2548576   PALMDALE
     02
                                   10.99       24056.14     2
                                     180   128         100920
                                     164    14  $99,000 01/22/11
               CA      93550                 1      01/06/96

               POWELL                       38
     190003286 2078  84TH AVE.                   25000.

     2548577   OAKLAND
     02
                                   11.99       24592.64     3
                                     240   102         157745
                                     224    14 $184,240 01/28/16
               CA      94621                 1      01/29/96

               SHAFFER                      44
     190003437 310  SUSAN CT.                    25000.

     2548579   PALMDALE
     02
                                   11.99       24619.38     2
                                     240   108         194750
                                     226    14 $205,000 03/28/16
               CA      93551                 1      03/29/96

               MC COY                       41
     190003505 4710  11TH AVE                    23150.

     2548581   LOS ANGELES
     02
                                   12.99       22049.45     2
                                     240   113         139929
                                     227    14 $145,000 04/25/16
               CA      90043                 1      04/04/96

               PARK                         42
     190003639 5041  ANDREW DR.                  25000.

     2548587   LA PALMA
     02
                                   14.99       24603.85     2
                                     180   101         220932
                                     169    14 $245,000 06/21/11
               CA      90623                 1      06/21/96

               LAWNICZAK                    32
     191388590 504  INDIAN LAKE SHORE DRIVE      46000.

     2548590   HUDSON
     02
                                   14.50       45629.68     2
                                     181   124         139169
                                     176    14 $150,000 01/03/12
               MA      01749                 1      12/26/96






               ZAK                          39
     191503614 6178  ELDERBERRY WINE AVE         27645.
     2548591   LAS VEGAS
     02
                                   13.99       27481.54     2
                                     241   117         123973
                                     233    14 $130,636 10/18/16
               NV      89122                 1      09/17/96

               RESENDIZ                     46
     195441715 1320  BLACKHORSE HILL ROAD        17600.

     2548592   COATESVILLE
     02
                                   17.00       17233.72     2
                                     300   114          90000
                                     295    14  $95,000 12/17/21
               PA      19320                 1      12/12/96

               HEFFLEFINGER                 28
     196466958 2266  LOCKWOOD MEADOWS DRIVE      20000.

     2548593   SARASOTA
     02
                                   11.99       18394.78     2
                                     121   102          61000
                                     111    14  $80,000 08/15/06
               FL      34234                 1      07/19/96

               KIRKPATRICK                  41
     198489198 3817  BROOKLYN AVENUE             27000.

     2548594   BALTIMORE
     02
                                   16.50       26858.11     2
                                     180   119          50093
                                     176    14  $65,000 01/27/12
               MD      21225                 1      01/22/97

               RUSSELL                      44
     202368136 11496  NAUTICAL LANE #17          18000.

     2548595   HELENDALE
     02
                                   14.99       17938.28     2
                                     241   123          70152
                                     232    04  $71,900 09/03/16
               CA      92342                 1      08/14/96

               BODIN                        46
     204400105 881  RIVERBOAT CIRCLE             40000.

     2548596   ORLANDO
     02
                                   14.99       39862.84     2
                                     241   124         107000
                                     233    14 $119,000 10/09/16
               FL      32828                 1      09/06/96

               LAW JR.                      37
     204545952 55  SAMPSON AVENUE                38500.

     2548597   PITTSBURGH
     02
                                   16.00       38195.95     2
                                     180   122          53000
                                     175    14  $75,000 12/26/11
               PA      15205                 1      12/20/96

               LEE                          17
     205461998 5117  PEARL COURT                 20000.

     2548598   LANCASTER
     02
                                   14.25       19731.27     2
                                     181   106         114380
                                     172    14 $127,500 09/01/11
               CA      93536                 1      08/13/96

               CAVOTO                       39
     205582326 480  ARMITOS PLACE                35000.

     2548599   DIAMOND BAR
     02
                                   14.25       34673.69     2
                                     182   121         182746
                                     176    14 $180,000 01/12/12
               CA      91765                 1      11/07/96






               VAZQUEZ                      41
     208425818 1480  CALICO LANE                 30000.
     2548600   AREA OF ESCONDIDO
     02
                                   14.50       29807.91     2
                                     181   121         139771
                                     176    14 $141,120 01/14/12
               CA      92029                 1      12/06/96

               PAXON                        44
     208646076 3618  6TH AVENUE NORTH            20000.

     2548602   GREAT FALLS
     02
                                   16.99       19978.18     2
                                     300   112          47089
                                     295    14  $60,000 12/25/21
               MT      59401                 1      12/20/96

               HANNEMAN                     22
     2094      620  SACRAMENTO AVENUE            50000.

     2548603   SPRING VALLEY
     02
                                   14.25       49946.24     2
                                     301   125         134725
                                     298    14 $148,000 03/15/22
               CA      91977                 1      02/19/97

               HENSMAN                      41
     210464501 29213  47TH AVENUE EAST           41000.

     2548604   GRAHAM
     02
                                   15.99       40946.06     2
                                     300   114          89000
                                     295    14 $115,000 12/22/21
               WA      98338                 1      12/17/96

               NEAL                         30
     211424279 23304  ORANGE AVENUE #3           28000.

     2548606   LAKE FOREST
     02
                                   12.25       27888.84     2
                                     241   112          72334
                                     237    04  $90,000 02/16/17
               CA      92630                 1      01/14/97

               FROATS                       44
     211425253 4668  ALLENDE AVENUE              28000.

     2548607   OCEANSIDE
     02
                                   12.99       27565.66     2
                                     181   118         165088
                                     173    14 $165,000 10/04/11
               CA      92057                 1      09/17/96

               BRAXTON JR.                  40
     212427246 3123  RHEIMS ROAD                 17550.

     2548608   BALTIMORE
     02
                                   17.00       17324.45     2
                                     180   109          91000
                                     174    14 $100,000 11/08/11
               MD      21244                 1      11/04/96

               CROSS                        40
     212627476 2451  TRAILS END ROAD             55000.

     2548609   ACTON
     02
                                   14.99       54311.59     2
                                     180   110         295927
                                     172    14 $320,000 09/23/11
               CA      93510                 1      09/13/96

               MAGUIRE                      41
     212765230 1145  NORTH GRAPE STREET          40000.

     2548610   ESCONDIDO
     02
                                   14.99       37463.28     2
                                     180   120         149129
                                     171    14 $158,000 08/11/11
               CA      92026                 1      08/08/96






               REICHARD II                  43
     212824350 5624  CARVEL STREET               43000.
     2548611   CHURCHTON
     02
                                   15.49       42685.69     2
                                     180   125         125218
                                     175    14 $135,000 12/16/11
               MD      20733                 1      12/11/96

               BAHUR                        27
     212987674 6006  TWILIGHT COURT              16500.

     2548612   BALTIMORE
     02
                                   16.50       14796.95     2
                                      61   106          94451
                                      53    14 $105,000 10/01/01
               MD      21206                 1      09/19/96

               MOORE                        37
     213522570 4209  FIFTH STREET                54500.

     2548613   BALTIMORE
     02
                                   16.50       54344.23     2
                                     300   125         103000
                                     294    14 $126,000 11/14/21
               MD      21225                 1      11/08/96

               WALKER                       29
     213605940 19-21  23RD TERRACE               75000.

     2548614   ASTORIA
     02
                                   14.00       74345.81     2
                                     300   117         147943
                                     295    14 $192,000 12/18/21
               NY      11105                 1      12/13/96

               PALMER                       43
     213800587 1415  LIMIT AVENUE                25000.

     2548616   BALTIMORE
     02
                                   16.50       24304.32     2
                                     121   126          75296
                                     112    14  $80,000 09/01/06
               MD      21239                 1      08/30/96

               SETO                         42
     213841060 5424  CROWS NEST COURT            47000.

     2548617   FAIRFAX
     02
                                   16.75       46683.63     2
                                     301   125         128000
                                     295    14 $140,000 12/07/21
               VA      22032                 1      11/20/96

               WALKER                       37
     214608560 6380  ROSE TREE LANE              50000.

     2548618   LAS VEGAS
     02
                                   14.75       49900.02     2
                                     300   123         115455
                                     294    14 $135,000 11/21/21
               NV      89115                 1      11/05/96

               NARANJO                      51
     214804461 10450  PICO VISTA ROAD            40000.

     2548619   DOWNEY
     02
                                   13.75       39903.81     2
                                     300   120         158217
                                     294    14 $166,000 11/18/21
               CA      90241                 1      11/15/96

               Whitaker                     37
     214865385 11  CRESTED IRIS                  52000.

     2548621   GAITHERSBURG
     02
                                   16.25       51921.35     2
                                     301   122         118212
                                     295    14 $140,000 12/11/21
               MD      20879                 1      11/25/96






               ROSS                         45
     214945795 5287  WEST BONIWOOD TURN          40000.
     2548622   CLINTON
     02
                                   15.00       39883.32     2
                                     301   121         140000
                                     291    14 $149,500 08/13/21
               MD      20735                 1      07/29/96

               HOPKINS                      45
     215426275 1916  MILLINGTON SQUARE           47500.

     2548624   BELAIR
     02
                                   16.50       47454.90     2
                                     300   125          98000
                                     295    14 $116,500 12/26/21
               MD      21015                 1      12/20/96

               DENNIS                       49
     215568076 11  DUMBARTON COURT               17000.

     2548625   ANNAPOLIS
     02
                                   17.50       16967.95     2
                                     301   110          87106
                                     291    04  $95,000 08/01/21
               MD      21403                 1      07/30/96

               THORPE                       42
     215644669 203  2ND AVENUE                   50000.

     2548626   BALTIMORE
     02
                                   16.50       49889.95     2
                                     241   122          81911
                                     236    14 $109,000 01/20/17
               MD      21225                 1      12/21/96

               CORDELL                      38
     215702712 60  WOHL COURT                    44500.

     2548628   SEVERNA PARK
     02
                                   16.50       43424.03     2
                                     121   123         115851
                                     113    14 $131,000 10/01/06
               MD      21140                 1      09/11/96

               DALGETTY                     41
     215822547 3221  CARNEGIE HALL CIRCLE        25000.

     2548629   OLNEY
     02
                                   17.00       24794.95     2
                                     180   107         159483
                                     175    14 $174,000 12/23/11
               MD      20832                 1      12/18/96

               LAUER                        30
     216047390 1709  FORESTVILLE ROAD            45000.

     2548630   EDGEWATER
     02
                                   16.50       44449.11     2
                                     181   109         118943
                                     171    14 $150,500 08/01/11
               MD      21037                 1      07/29/96

               BROWN                        38
     216383157 8500  SW 133RD AVE. RD.           25000.

     2548631   MIAMI
     02
                                   15.99       24789.86     2
                                     182   121          44777
                                     174    14  $58,000 11/01/11
               FL      33183                 1      09/24/96

               HARDESTY                     36
     216883473 633  DEALE ROAD                   28500.

     2548633   DEALE
     02
                                   15.75       28096.47     2
                                     121   116         115000
                                     116    14 $124,000 01/15/07
               MD      20751                 1      12/18/96






               PTOMEY                       41
     216889436 1510  FALSTONE LANE               30300.
     2548634   CROFTON
     02
                                   16.50       29972.53     2
                                     181   106         135000
                                     172    14 $156,000 09/01/11
               MD      21114                 1      08/28/96

               CONCEPCION                   43
     216927427 11531  NEARING DRIVE              35000.

     2548635   ANAHEIM
     02
                                   13.75       34298.36     2
                                     120   125         148675
                                     115    14 $147,750 12/28/06
               CA      92804                 1      12/10/96

               MILLS SR.                    23
     217404689 3905  DARLEIGH RD                 22000.

     2548636   BALTIMORE
     02
                                   13.99       21816.04     2
                                     241    93         102599
                                     231    04 $135,000 08/15/16
               MD      21235                 1      07/19/96

               KURZ                         29
     217762746 100  DENNIS DRIVE                 30000.

     2548637   ELIZABETH CITY
     02
                                   15.75       29975.56     2
                                     301   117          57727
                                     297    14  $75,000 02/15/22
               NC      27909                 1      01/22/97

               SWINDELL II                  44
     217829650 10417  GLOUCESTER LANE            40000.

     2548638   CHELTENHAM
     02
                                   16.99       39947.36     2
                                     301   116         191000
                                     293    14 $200,000 10/28/21
               MD      20623                 1      09/06/96

               MAHEUX                       24
     218822604 2800  MUNSON STREET               31050.

     2548641   WHEATON
     02
                                   17.00       31009.20     2
                                     301   125         120000
                                     295    14 $121,000 12/04/21
               MD      20902                 1      11/29/96

               HAWKINS                      40
     218940689 7921  LIBERTY CIRCLE              34700.

     2548642   PASADENA
     02
                                   16.50       34632.10     2
                                     301   126          91000
                                     293    14 $100,000 10/01/21
               MD      21122                 1      09/30/96

               ROBINSON                     46
     219063814 6301  HAMPTON PLACE               34000.

     2548643   ELKRIDGE
     02
                                   16.00       33790.76     2
                                     241   108         146850
                                     230    14 $168,000 07/01/16
               MD      21227                 1      06/28/96

               GERNERT                      43
     219523695 1908  FARRELL AVENUE #A           53000.

     2548644   REDONDO BEACH
     02
                                   12.75       52598.61     2
                                     181   101         258423
                                     177    04 $309,750 02/02/12
               CA      90278                 1      01/03/97






               PAYNE                        38
     219549108 414  BIRCHLEAF AVENUE             29500.
     2548645   SEAT PLEASANT
     02
                                   16.50       29178.57     2
                                     181    96          80000
                                     172    14 $115,000 09/01/11
               MD      20743                 1      08/26/96

               LONG                         41
     219643740 19517  TIBER COURT                28500.

     2548646   GAITHERSBURG
     02
                                   16.75       28447.29     2
                                     301   104         158553
                                     295    14 $180,000 12/11/21
               MD      20879                 1      11/25/96

               WHEELER JR.                  27
     219749595 1265  HARCROSS LANE               25000.

     2548647   DELTONA
     02
                                   14.50       24056.76     2
                                     120    99          78000
                                     112    14 $105,000 09/27/06
               FL      32738                 1      09/07/96

               JAMON                        51
     219764731 686  SOUTH ESPLANADE STREET       75000.

     2548648   ORANGE
     02
                                   14.99       74806.38     2
                                     300   121         195228
                                     292    14 $225,000 09/24/21
               CA      92669                 1      09/19/96

               WEISE                        45
     219802436 7631  BEACH DRIVE                 25000.

     2548649   PASADENA
     02
                                   17.00       24906.69     2
                                     182    94          93845
                                     177    14 $127,500 02/15/12
               MD      21122                 1      12/20/96

               SLATTERY                     31
     219824175 134  LOCUST LANE                  34000.

     2548651   ANNAPOLIS
     02
                                   17.00       33741.38     2
                                     180   119         150000
                                     174    14 $155,000 11/27/11
               MD      21043                 1      11/22/96

               SEVERN III                   41
     219885873 8212  DUNDALK AVENUE              20000.

     2548653   BALTIMORE
     02
                                   13.25       19278.40     2
                                     180    98          68000
                                     162    14  $90,000 11/01/10
               MD      21222                 1      11/01/95

               WEST JR.                     36
     220660025 641  CATER DRIVE NORTHEAST        36800.

     2548655   KEIZER
     02
                                   15.99       36641.66     2
                                     300   126          99835
                                     295    14 $109,190 12/19/21
               OR      97303                 1      12/16/96

               FLADAGER                     19
     220741178 7350  W. CHOLLA STREET            40000.

     2548656   PEORIA
     02
                                   14.99       39653.82     2
                                     241   119          89220
                                     226    14 $109,000 03/08/16
               AZ      85345                 1      02/21/96






               BURTON                       31
     221463278 1911  INDUSTRIAL PARK PLACE       24050.
     2548658   SENECA
     02
                                   17.99       23851.58     2
                                     240   111          31405
                                     233    14  $50,000 10/25/16
               SC      29678                 1      10/04/96

               COMBS                        46
     222682244 1571  CORTE DANIEL                45900.

     2548659   OCEANSIDE
     02
                                   14.25       45630.83     2
                                     241   126         183481
                                     234    14 $183,153 11/01/16
               CA      92056                 1      10/17/96

               SCUDDER                      38
     223823827 8412  OAKFORD DRIVE               50000.

     2548660   SPRINGFIELD
     02
                                   16.75       49943.02     2
                                     300   104         209000
                                     295    14 $250,000 12/16/21
               VA      22152                 1      12/10/96

               SHIRCLIFF                    42
     224218061 5147  PORTSMOUTH ROAD             50000.

     2548661   FAIRFAX
     02
                                   16.75       49943.02     2
                                     300   120         189202
                                     294    14 $200,000 11/19/21
               VA      22032                 1      11/14/96

               TURNAGE                      50
     224508682 1535  DOLPHIN DRIVE               50000.

     2548662   LAKELAND
     02
                                   13.99       49642.67     2
                                     302   118          72000
                                     293    14 $103,500 10/01/21
               FL      33801                 1      08/26/96

               CARSON                       43
     224662205 43715  YAFFA STREET               49350.

     2548663   LANCASTER
     02
                                   14.99       49254.43     2
                                     300   125         107399
                                     294    14 $125,844 11/19/21
               CA      93535                 1      11/14/96

               WILLIAMS                     44
     224802962 20  CLARION DRIVE                 36250.

     2548664   FREDERICKSBURG
     02
                                   16.75       36111.61     2
                                     181   107         108000
                                     177    14 $136,000 02/15/12
               VA      22405                 1      01/23/97

               CROSBY                       41
     225132196 7301  PINELEAF DRIVE              21000.

     2548665   RICHMOND
     02
                                   16.50       20566.02     2
                                     120   115          88000
                                     114    14  $95,000 11/19/06
               VA      23234                 1      11/14/96

               SHIFFLETT                    44
     225238319 11804  ARBOR GLEN DRIVE           22200.

     2548666   FREDRICKSBURG
     02
                                   14.75       22026.67     2
                                     240   104         128000
                                     233    14 $145,000 10/28/16
               VA      22407                 1      10/22/96






               KNEPPER                      43
     225965166 10804  LUCASVILLE ROAD            25000.
     2548667   MANASSAS
     02
                                   16.75       24965.56     2
                                     301    99         128446
                                     294    14 $155,000 11/06/21
               VA      22111                 1      10/16/96

               MOOREFIELD JR.               44
     225967162 1506  FRECKLES COURT              60000.

     2548668   ORANGE PARK
     02
                                   14.00       59699.40     2
                                     181   125          83405
                                     177    14 $115,000 02/25/12
               FL      32073                 1      01/09/97

               TOWNSEND JR.                 47
     226823998 5906  LOVEJOY COURT               27000.

     2548669   SPRINGFIELD
     02
                                   15.50       26843.27     2
                                     181   104         179386
                                     176    14 $200,000 01/23/12
               VA      22152                 1      12/18/96

               JONES                        39
     227195373 10949  POPE STREET                32000.

     2548670   MANASSAS
     02
                                   16.50       31607.34     2
                                     180   126         129000
                                     172    14 $128,000 09/16/11
               VA      22110                 1      09/11/96

               MARSHALL                     47
     227785809 1805  CAROLYN DR.                 33500.

     2548671   CHULA VISTA
     02
                                   12.99       33348.75     2
                                     240   117         175622
                                     232    14 $180,000 09/27/16
               CA      91913                 1      09/06/96

               PURNELL                      45
     227801874 204  WEST 32ND STREET             15000.

     2548672   RICHMOND
     02
                                   15.99       14936.58     2
                                     240   121          36166
                                     232    14  $42,500 09/26/16
               VA      23225                 1      09/17/96

               WIGGINS                      42
     227802578 5811  WALKER MILL ROAD            40000.

     2548673   DISTRICT HEIGHTS
     02
                                   16.99       39065.86     2
                                     121   123         116530
                                     112    14 $128,000 09/20/06
               MD      20747                 1      08/26/96

               ADAMS                        34
     229024758 7046  ATTLEBOROUGH COURT          50000.

     2548674   SAN DIEGO
     02
                                   14.25       49887.34     2
                                     241   123         142714
                                     237    14 $156,750 02/24/17
               CA      92139                 1      01/04/97

               WATSON                       40
     229928621 19706  13TH AVENUE EAST           32500.

     2548675   SPANAWAY
     02
                                   15.99       32321.04     2
                                     242   124         131591
                                     231    14 $132,950 08/01/16
               WA      98387                 1      06/28/96






               SLACK                        38
     230040062 16131  KENNEDY STREET             50000.
     2548676   WOODBRIDGE
     02
                                   16.75       49677.40     2
                                     180   110         184267
                                     175    14 $213,000 12/19/11
               VA      22191                 1      12/05/96

               BUTTS                        35
     230809915 8006  KIDD STREET                 25000.

     2548677   ALEXANDRIA
     02
                                   17.00       24961.41     2
                                     300   116         146000
                                     293    14 $148,000 10/28/21
               VA      22309                 1      10/22/96

               MC KINNEY                    21
     231157757 681  SILVER FALLS COURT           25000.

     2548679   RENO
     02
                                   15.99       24960.28     2
                                     300   111         158743
                                     293    14 $166,855 10/28/21
               NV      89511                 1      10/08/96

               MEADOWS II                   40
     233085438 121  WEST THIRD STREET            50000.

     2548682   FREDERICK
     02
                                   17.00       49967.84     2
                                     301   123         154000
                                     297    14 $166,000 02/03/22
               MD      21701                 1      01/30/97

               HEDRICK                      39
     233704374 406  NOGALES AVENUE N.E.          25000.

     2548683   PALM BAY
     02
                                   15.99       24788.13     2
                                     241   121          71355
                                     234    14  $80,000 11/15/16
               FL      32907                 1      10/03/96

               KOVAL                        32
     233821830 18645  ORLANDO ROAD S.E.          40000.

     2548684   FORT MYERS
     02
                                   13.99       39767.62     2
                                     241   111          65000
                                     233    14  $95,000 10/17/16
               FL      33912                 1      09/07/96

               ELDER                        45
     233943787 3469  LEMON AVENUE                35000.

     2548685   LONG BEACH
     02
                                   14.25       34720.41     2
                                     240   111         157759
                                     231    14 $174,000 08/27/16
               CA      90807                 1      08/07/96

               PHILLIPS JR.                 41
     234680149 2423  SANDPIPER DRIVE             75000.

     2548686   SANTA MARIA
     02
                                   13.75       74820.17     2
                                     301   106         262040
                                     295    14 $320,000 12/16/21
               CA      93455                 1      11/27/96

               KLEEH                        43
     234767534 5620  KINGMAN DRIVE               35000.

     2548687   PALMDALE
     02
                                   14.75       34901.35     2
                                     240    93          90097
                                     236    14 $135,000 01/25/17
               CA      93552                 1      01/02/97






               MCDOUGAL                     45
     235724326 117  S RITA LANE                  47600.
     2548688   CHANDLER
     02
                                   14.00       47358.19     2
                                     181   109          75791
                                     177    14 $114,000 02/20/12
               AZ      85226                 1      01/09/97

               ALIFF                        35
     235820422 7230  CATAWBA SPRINGS ROAD        38000.

     2548689   DENVER
     02
                                   16.25       37971.82     2
                                     301   123          77166
                                     297    14  $94,300 02/15/22
               NC      28037                 1      01/13/97

               LOONEY                       37
     236561458 26530  AUGUSTA DRIVE              75000.

     2548690   LAKE ARROWHEAD
     02
                                   13.75       74469.81     2
                                     182    98         174779
                                     176    14 $255,000 01/10/12
               CA      92352                 1      11/04/96

               DUDLEY                       37
     238825338 1260  YORK STREET #303            25000.

     2548691   DENVER
     02
                                   14.25       24710.87     2
                                     181    90          27150
                                     177    14  $58,000 02/10/12
               CO      80206                 1      01/15/97

               ROBERSON                     40
     239133595 438  WOODLAND AVENUE              15000.

     2548692   INMAN
     02
                                   14.45       14607.87     2
                                     180    96          61287
                                     163    14  $80,000 12/15/10
               SC      29349                 1      12/15/95

               BODDIE                       25
     239480770 9940  LINCOLN VILLAGE DRIVE       25000.

     2548693   SACRAMENTO
     02
                                   15.49       24919.31     2
                                     240   117          74363
                                     235    14  $85,000 12/12/16
               CA      95827                 1      12/06/96

               MCGILL                       41
     239827307 11  CHELSEA CIRCLE                25000.

     2548694   GREENVILLE
     02
                                   13.75       24738.55     2
                                     240   129          42998
                                     225    14  $53,000 02/28/16
               SC      29605                 1      02/28/96

               CARVER                       43
     241020257 14939  LOCH LOMOND COURT          17500.

     2548695   VICTORVILLE
     02
                                   11.99       16791.18     2
                                     120   112         105584
                                     111    14 $110,000 08/26/06
               CA      92392                 1      08/13/96

               ZWICKERT JR.                 21
     2411      16  PORTSIDE                      70000.

     2548696   IRVINE
     02
                                   14.00       69440.03     2
                                     300   118         223200
                                     297    14 $250,000 02/20/22
               CA      92614                 1      02/01/97






               ATASHI                       44
     241299103 37911  DREXELL DRIVE              25000.
     2548697   PALM DESERT
     02
                                    9.99       24630.60     3
                                     121   140         128886
                                     117    14 $128,000 02/15/07
               CA      92260                 1      01/07/97

               SALLEY JR.                   34
     241864301 609  HATHAWAY COURT               55000.

     2548698   ACCOKEEK
     02
                                   15.00       54664.70     2
                                     181   115         174000
                                     175    14 $200,000 12/28/11
               MD      20607                 1      11/19/96

               PEOPLES                      49
     242195559 60  SILLERO                       45000.

     2548699   RANCHO SANTA MARGARITA
     02
                                   13.75       44893.70     2
                                     300   115         201890
                                     295    14 $215,000 12/25/21
               CA      92688                 1      12/19/96

               DUNN                         43
     242311261 2616  TAVERN WAY                  37135.

     2548700   GLEN ALLEN
     02
                                   17.00       37086.86     2
                                     301   125          94115
                                     296    14 $105,000 01/23/22
               VA      23060                 1      12/27/96

               VAUGHAN                      51
     242847217 1107  KING'S HEATHER DRIVE        61500.

     2548701   MITCHELLVILLE
     02
                                   16.25       61078.24     2
                                     300   125         176000
                                     294    14 $190,000 11/15/21
               MD      20721                 1      11/06/96

               HUNTER                       48
     242925907 7264  GOLDEN STAR AVENUE          25000.

     2548702   LAS VEGAS
     02
                                   15.49       24823.89     2
                                     240   126         103508
                                     229    14 $102,400 06/28/16
               NV      89130                 1      06/19/96

               COX                          20
     243461709 129  SPRING GARDEN CIRCLE         18000.

     2548704   HIGH POINT
     02
                                   16.99       17816.98     2
                                     181    99          59613
                                     174    14  $78,500 11/04/11
               NC      27260                 1      10/08/96

               CREDLE                       34
     243726236 3204  MONTELLANO AVENUE           25000.

     2548705   PALMDALE
     02
                                   14.99       24704.86     2
                                     240   118         154000
                                     230    14 $152,000 07/12/16
               CA      93551                 1      07/02/96

               TADLOCK                      40
     244922940 1229  EAST 2100 NORTH             50000.

     2548707   NORTH LOGAN
     02
                                   14.25       49672.06     2
                                     181   116         100000
                                     177    14 $130,000 02/25/12
               UT      84341                 1      01/20/97






               HARTSOCK                     40
     245028466 2746  FALLENLEAF DRIVE            35000.
     2548708   STOCKTON
     02
                                   15.49       34949.47     2
                                     300   117         143531
                                     295    14 $153,426 12/13/21
               CA      95209                 1      12/05/96

               JULIEN                       38
     246393625 390  SOUTH 10TH EAST STREET       16500.

     2548709   MOUNTAIN HOME
     02
                                   14.25       16435.64     2
                                     241    86          56248
                                     235    14  $85,000 12/20/16
               ID      83647                 1      11/13/96

               ALSTON                       52
     247965388 13204  FORT WASHINGTON ROAD       57000.

     2548710   FORT WASHINGTON ROAD
     02
                                   15.50       56865.31     2
                                     301   110         207000
                                     291    14 $240,000 08/27/21
               MD      20744                 1      07/15/96

               KING                         19
     249374483 224  MOCKINGBIRD DRIVE            40000.

     2548712   LEXINGTON
     02
                                   15.75       38836.98     2
                                     120   121          58000
                                     112    14  $81,000 09/24/06
               SC      29073                 1      09/18/96

               RHYNE                        45
     249961386 11115  N.E. HAZEL DELL AVENUE     25000.

     2548713   VANCOUVER
     02
                                   15.99       24967.12     2
                                     300   113          72678
                                     295    14  $86,600 12/10/21
               WA      98685                 1      12/02/96

               SOUTHER                      24
     2502      2561  GLEN ISLE AVENUE            75000.

     2548714   PLEASANTON
     02
                                   15.00       74822.95     2
                                     241   104         246908
                                     237    14 $310,000 02/14/17
               CA      94588                 1      01/23/97

               WRIGHT                       45
     250399825 1213  W. ALEXANDER ROAD           17500.

     2548715   GREENWOOD
     02
                                   12.99       17069.62     2
                                     180   104          44800
                                     168 RFC01  $60,000 05/21/11
               SC      29646                 1      05/21/96

               JENSEN                       44
     250458726 103  NICHOLAS COURT               25000.

     2548716   EASLEY
     02
                                   13.50       24680.07     2
                                     240   127          92598
                                     226    14  $93,000 03/05/16
               SC      29640                 1      03/05/96

               HARRELL                      40
     250988358 16901  APPLEBROOK DRIVE           36975.

     2548717   OKLAHOMA CITY
     02
                                   14.75       36561.80     2
                                     180   125          70525
                                     177    14  $86,000 02/24/12
               OK      73003                 1      02/03/97






               GRAY                         39
     251042684 4719  BETHEL CHURCH ROAD          15000.
     2548718   COLUMBIA
     02
                                   13.50       14697.30     2
                                     180   109          90850
                                     168    14  $97,500 05/16/11
               SC      29206                 1      05/16/96

               STODGHILL                    25
     251985736 2748  SOUTH 96TH EAST AVENUE      48000.

     2548719   TULSA
     02
                                   13.50       47223.33     2
                                     121   123          62457
                                     116    14  $90,000 01/05/07
               OK      74135                 1      12/11/96

               SLACK                        40
     252848664 8613  PEACH AVENUE                10000.

     2548720   CALIFORNIA CITY
     02
                                   14.25        9934.12     2
                                     181   107          75318
                                     176    14  $80,000 01/25/12
               CA      93505                 1      12/14/96

               DUDLEY                       48
     253843224 6691  PUMA COURT                  68500.

     2548721   WALDORF
     02
                                   17.00       68425.55     2
                                     301   124         149543
                                     295    14 $177,000 12/10/21
               MD      20603                 1      11/13/96

               ENGRAM                       23
     254221414 4701  SOUTH 87TH STREET           25000.

     2548722   TAMPA
     02
                                   14.99       24858.15     2
                                     241    51          61721
                                     231    14 $171,000 08/13/16
               FL      33619                 1      07/25/96

               MINTER                       45
     254966566 8308  HOLT STREET                 46000.

     2548723   SPRING VALLEY
     02
                                   13.75       45927.29     2
                                     301   122         129784
                                     296    14 $145,000 01/20/22
               CA      91927                 1      12/12/96

               TUTEN                        45
     255763618 645  CHESTNUT AVENUE #203         13000.

     2548724   LONG BEACH
     02
                                   12.25       12773.81     2
                                     120    93          79505
                                     116    04 $100,000 01/20/07
               CA      90802                 1      01/10/97

               BURROUGHS                    45
     257472061 3140  WEST 108TH STREET           25000.

     2548726   INGLEWOOD
     02
                                   16.49       24613.71     2
                                     240   113         121245
                                     225    14 $130,000 02/15/16
               CA      90303                 1      02/11/96

               LOVELACE                     19
     2594      995  HENDERSON WAY                35000.

     2548728   TRACY
     02
                                   14.50       35000.00     2
                                     241   107         188484
                                     239    14 $210,000 04/21/17
               CA      95376                 1      03/20/97






               DAVIS                        46
     259925134 4122  WINDWOOD DRIVE              50000.
     2548729   REDDING
     02
                                   15.50       49882.48     2
                                     301   117         220000
                                     292    14 $231,939 09/06/21
               CA      96002                 1      08/10/96

               MCGEE                        46
     260564729 25643  ONATE DRIVE                29000.

     2548730   MORENO VALLEY
     02
                                   14.25       28436.04     2
                                     300   119         119051
                                     295    14 $125,000 12/11/21
               CA      92557                 1      12/05/96

               PADRON                       43
     261027242 13932  FLETCHERS MILL DRIVE       25000.

     2548731   TAMPA
     02
                                   13.99       24887.59     2
                                     300   120          47000
                                     292    14  $60,000 09/26/21
               FL      33613                 1      09/04/96

               DEIGHAN                      44
     261150317 12731  SERENADE CIRCLE NORTH      36000.

     2548732   JACKSONVILLE
     02
                                   14.25       35852.82     2
                                     242   125          72000
                                     232    14  $87,000 09/01/16
               FL      32225                 1      07/23/96

               MAXCY                        44
     261156036 632  HARVEST FIELD WAY            25000.

     2548733   FOUNTAIN
     02
                                   15.00       24847.57     2
                                     181   120         100855
                                     176    14 $105,000 01/15/12
               CO      80817                 1      12/12/96

               PLOSZAJ                      20
     2616      6202  WEST BIRCH AVENUE           29000.

     2548734   FRESNO
     02
                                   12.99       28893.82     2
                                     180    39          21138
                                     178    14 $130,000 03/15/12
               CA      93722                 1      03/03/97

               YOUNG                        42
     261699490 707  LIME TREE ROAD               15000.

     2548735   TAMPA
     02
                                   15.99       14920.27     2
                                     241   107          49130
                                     231    14  $60,000 08/21/16
               FL      33619                 1      07/26/96

               CROUCH                       29
     261733164 5828  LAKEWOOD LANE               15000.

     2548736   LAKELAND
     02
                                   15.99       14860.40     2
                                     182   106          61000
                                     173    14  $72,000 10/01/11
               FL      33805                 1      08/30/96

               MANION                       45
     261739738 1042  SOUTH BROOKWOOD AVENUE      39750.

     2548737   HILLSBORO
     02
                                   14.50       39695.23     2
                                     302   117         131809
                                     296    14 $147,000 01/02/22
               OR      97127                 1      11/25/96






               MONZON                       44
     261832706 618  EAST 219TH STREET #C         25000.
     2548738   CARSON
     02
                                   15.99       24922.29     2
                                     242   104         146096
                                     234    04 $165,000 11/05/16
               CA      90745                 1      09/17/96

               GRAVES                       19
     262158071 121 SE ST. KITTS CIRCLE           40000.

     2548739   WINTER HAVEN
     02
                                   14.99       39139.52     2
                                     182   119          90159
                                     173    14 $110,000 10/01/11
               FL      33880                 1      08/29/96

               WILLIAMS                     37
     262195812 206  SAGAMORE ROAD                40000.

     2548740   COLUMBIA
     02
                                   16.75       39522.16     2
                                     180   123          98000
                                     171    14 $112,500 08/21/11
               SC      29223                 1      08/15/96

               COOPER                       48
     262371090 12845  LEESBURG ROAD              62000.

     2548741   PARKER
     02
                                   15.00       61718.26     2
                                     181   125         145250
                                     177    14 $166,000 02/20/12
               CO      80134                 1      01/10/97

               LEWIS                        31
     262586883 1235  SYCAMORE COURT              31000.

     2548742   ONTARIO
     02
                                   13.25       30420.68     2
                                     181   126         119688
                                     172    14 $120,416 09/10/11
               CA      91764                 1      08/09/96

               DYLAN                        19
     262768081 956  ASPEN RIDGE CT.              25000.

     2548743   ORANGE PARK
     02
                                   17.99       24529.62     2
                                     120   107         113729
                                     113    14 $130,000 10/25/06
               FL      32065                 1      10/07/96

               FITZSIMMONS                  42
     263174201 2030  QUAIL RUN BOULEVARD         26600.

     2548744   POST FALLS
     02
                                   14.25       26571.39     2
                                     301   109          92951
                                     297    14 $110,000 02/22/22
               ID      83854                 1      01/23/97

               KITTRELL                     45
     263196397 1300  SANTA YNEZ WAY              25000.

     2548745   SACRAMENTO
     02
                                   15.99       24661.38     2
                                     300   114         116588
                                     291    14 $125,000 08/26/21
               CA      95816                 1      08/15/96

               CHAPMAN                      40
     263196521 735  NORTHEAST 6TH AVENUE         23200.

     2548746   HILLSBORO
     02
                                   16.75       23178.97     2
                                     301   111         126000
                                     296    14 $135,000 01/01/22
               OR      97124                 1      12/23/96






               ELLIS                        50
     263536820 18395  CAMELLIA ROAD              25000.
     2548747   FORT MYERS
     02
                                   15.49       24328.18     2
                                     241   109          84000
                                     232    14 $100,000 09/19/16
               FL      33912                 1      08/26/96

               MATTOX                       21
     263646387 350  MEMORIAL PARK RD             24999.

     2548748   JACKSONVILLE
     02
                                   14.99       24660.57     2
                                     182   111          57904
                                     171    14  $75,000 08/16/11
               FL      32220                 1      06/27/96

               MILES                        46
     263667528 13901  SAN ESTABAN AVENUE         20000.

     2548749   BAKERSFIELD
     02
                                   16.99       19824.60     2
                                     240   116         112805
                                     230    14 $115,000 07/16/16
               CA      93312                 1      07/09/96

               TOLENTINO                    35
     263714569 18  PANOS CT.                     25000.

     2548750   SACRAMENTO
     02
                                   13.99       24775.56     2
                                     241   144         103729
                                     228    14  $90,000 05/17/16
               CA      95823                 1      04/26/96

               WILLIAMS                     46
     264394022 1309  KEYSTONE POINTE             25000.

     2548751   AUBURNDALE
     02
                                   13.99       24767.72     2
                                     241   116          81000
                                     232    14  $92,000 09/23/16
               FL      33823                 1      08/28/96

               NIEVES                       46
     264616150 1573  ELY COURT                   19300.

     2548752   KISSIMMEE
     02
                                   15.99       19152.60     2
                                     240   124          61000
                                     232    14  $65,000 09/25/16
               FL      34744                 1      09/04/96

               MEDINA                       44
     264634215 9605  OVIEDO STREET               75000.

     2548753   SAN DIEGO
     02
                                   14.50       74589.82     2
                                     300   107         197986
                                     295    14 $256,000 12/20/21
               CA      92129                 1      12/06/96

               NICHOLS JR.                  49
     264774645 6530  W. HANNA AVE.               25000.

     2548754   TAMPA
     02
                                   13.99       24576.38     2
                                     241   118          62000
                                     231    14  $74,000 08/28/16
               FL      33634                 1      07/30/96

               CHERRY                       44
     264870932 4711  RENELLIE DRIVE SOUTH        31620.

     2548755   TAMPA
     02
                                   14.99       31358.93     2
                                     241   121          82000
                                     234    14  $94,000 11/04/16
               FL      33611                 1      10/02/96






               PORTEE                       50
     264945034 19918  NW 86TH CT.                39200.
     2548756   HIALEAH
     02
                                   14.99       39125.05     2
                                     301   116         122910
                                     293    14 $140,000 10/23/21
               FL      33015                 1      09/27/96

               Jenkins                      37
     265558467 9800  W. BAYHARBOR DRIVE #503     25000.

     2548758   BAY HARBOR ISLANDS
     02
                                   12.99       24886.41     2
                                     302    88         111000
                                     293    04 $155,000 10/08/21
               FL      33154                 1      08/17/96

               KENDRICK                     45
     265763488 4469  SHALIMAR AVENUE             20000.

     2548759   LAS VEGAS
     02
                                   14.99       19931.43     2
                                     241    45          15841
                                     234    14  $80,000 11/06/16
               NV      89115                 1      10/24/96

               CARSON                       20
     266044719 22600  SATICOY STREET             30000.

     2548760   WEST HILLS
     02
                                   15.99       29960.51     2
                                     301   120         151729
                                     294    14 $151,980 11/13/21
               CA      91307                 1      10/15/96

               RAY SR.                      42
     266660911 2424  W. CENTRAL AVE.             28000.

     2548762   WINTERHAVEN
     02
                                   14.99       27890.12     2
                                     241   102          39887
                                     232    14  $67,000 09/13/16
               FL      33880                 1      08/20/96

               BANKS                        45
     266877926 1095  OVINGTON ROAD               25000.

     2548763   JACKSONVILLE
     02
                                   16.99       24914.89     2
                                     241   119          63663
                                     234    14  $75,000 11/21/16
               FL      32216                 1      10/10/96

               FAIRCHILD                    41
     266941282 17645  ENTZIAN PLACE              75000.

     2548764   HUGHESVILLE
     02
                                   16.25       74922.03     2
                                     302   118         183300
                                     296    14 $220,000 01/08/22
               MD      20637                 1      11/29/96

               CORWIN                       32
     267392712 817  FORESTWOOD DRIVE             25000.

     2548765   CLERMONT
     02
                                   14.99       24412.70     2
                                     181   120          89000
                                     171    14  $95,000 08/20/11
               FL      34711                 1      07/05/96

               BRUCE SR.                    46
     267473633 603  SIDNEY CIRCLE                18000.

     2548766   WINTER HAVEN
     02
                                   16.99       17869.92     2
                                     241   121          57000
                                     233    14  $62,000 10/02/16
               FL      33880                 1      09/10/96






               Paez                         34
     267729183 1518  EAST LAKE LANE              20000.
     2548767   SEBASTIAN
     02
                                   16.99       19948.34     2
                                     242   124          57600
                                     234    14  $63,000 11/04/16
               FL      32958                 1      09/12/96

               MERRINER                     44
     269606439 14851  MILLER AVENUE              41800.

     2548768   GARDENA
     02
                                   12.99       41238.91     2
                                     240   125         144377
                                     230    14 $149,000 07/19/16
               CA      90243                 1      07/03/96

               NEWBAUER                     32
     270409914 418  EAST CHARLESTON DR.          25000.

     2548769   CLAREMONT
     02
                                   11.99       24628.81     2
                                     241    49         103353
                                     233    14 $265,000 10/01/16
               CA      91711                 1      09/16/96

               MOHR                         21
     270444335 4538  ZIRCONIA DRIVE NE           12500.

     2548770   RIO RANCHO
     02
                                   15.99       12439.25     2
                                     241   105          76047
                                     233    14  $85,000 10/01/16
               NM      87124                 1      09/23/96

               BAER                         41
     270480693 4603  SELKIRK STREET              75000.

     2548771   FREMONT
     02
                                   13.25       74632.61     2
                                     301   111         133000
                                     295    14 $188,000 12/15/21
               CA      94538                 1      11/18/96

               ROSE                         44
     271586449 1402  THERMAL AVENUE              50000.

     2548773   SAN DIEGO
     02
                                   14.25       49887.20     2
                                     243   122         151215
                                     237    14 $165,000 02/15/17
               CA      92154                 1      11/06/96

               ROSENBERRY                   42
     271700421 44712  CALLE BANUELOS             25000.

     2548774   TEMECULA
     02
                                   14.99       24874.10     2
                                     301   119         125694
                                     292    14 $127,000 09/12/21
               CA      92592                 1      08/23/96

               HICKMAN JR.                  44
     272762846 10800  HOLLAWAY DRIVE             40000.

     2548775   UPPER MARLBORO
     02
                                   15.00       39923.67     2
                                     301   124         127930
                                     294    14 $136,000 11/05/21
               MD      20772                 1      10/25/96

               BURG                         45
     273346375 15310  MYALON ROAD                40000.

     2548776   APPLE VALLEY
     02
                                   14.99       39289.61     2
                                     301   117         114035
                                     294    14 $132,000 11/20/21
               CA      92307                 1      10/25/96






               KRIGBAUM                     38
     274543440 427  S. GRAND OAKS AVENUE         75000.
     2548777   PASADENA
     02
                                   13.75       74881.48     2
                                     301   109         234847
                                     296    14 $285,000 01/20/22
               CA      91107                 1      12/17/96

               KARLOWICZ                    43
     274708448 645  LANCASTER DRIVE              30000.

     2548778   RENO
     02
                                   15.75       28435.15     2
                                     120   115         100432
                                     111    14 $114,000 08/20/06
               NV      89506                 1      08/03/96

               COOK                         51
     275546707 5642  CAMASS COURT                45000.

     2548779   NEWARK
     02
                                   13.99       44352.81     2
                                     241    96         189899
                                     231    14 $245,500 08/02/16
               CA      94560                 1      07/21/96

               PRIM                         41
     275686567 125  HERBERT ST.                  16000.

     2548780   AUBURNDALE
     02
                                   15.99       15924.41     2
                                     241   125          48563
                                     232    14  $52,000 09/01/16
               FL      33823                 1      08/17/96

               BATALLA                      24
     2761      8133  PINEFIELD DRIVE             40000.

     2548781   ANTELOPE
     02
                                   13.50       39664.76     2
                                     122   107         146000
                                     118    14 $175,000 03/20/07
               CA      95843                 1      01/30/97

               JONES                        42
     276484979 12421  BUTTERCUP WAY              25000.

     2548782   RANCHO CUCAMONGA
     02
                                   12.99       24861.51     2
                                     301   104         150581
                                     293    14 $170,000 10/08/21
               CA      91739                 1      09/05/96

               LOUTSENHIZER                 42
     278441094 1048  PHEASANT COURT              45000.

     2548783   SAN MARCOS
     02
                                   15.99       44700.06     2
                                     302   125         169039
                                     294    14 $172,000 11/08/21
               CA      92069                 1      09/23/96

               GRAY                         39
     278524851 2750  WOOD STREET                 35000.

     2548784   SARASOTA
     02
                                   15.99       34675.47     2
                                     241   109          70288
                                     232    14  $97,000 09/19/16
               FL      34237                 1      08/20/96

               BULLER                       42
     279445025 13638  EL MAR STREET              40000.

     2548785   POWAY
     02
                                   13.99       39671.35     2
                                     241   106         118070
                                     232    14 $150,000 09/10/16
               CA      92064                 1      08/28/96






               MCBRIDE JR.                  38
     279544159 24995  AMBERWOOD                  48000.
     2548786   MISSION VIEJO
     02
                                   13.25       47651.03     2
                                     181   122         298686
                                     176    14 $286,500 01/20/12
               CA      92692                 1      12/20/96

               CADLE                        51
     280444958 21706  EASTMERE LANE              72800.

     2548787   FRIANT
     02
                                   13.75       72533.57     2
                                     302   102         206200
                                     291    14 $275,000 08/14/21
               CA      93626                 1      06/27/96

               KLINE                        38
     280662731 1700  WOODBURN ST.                17000.

     2548788   EL CAJON
     02
                                   12.99       16657.99     2
                                     240   100         116302
                                     222    14 $134,000 11/17/15
               CA      92021                 1      11/02/95

               EARLEY                       40
     281720687 613  ARCADIA TERRACE #304         25000.

     2548789   SUNNYVALE
     02
                                   14.99       24878.51     2
                                     241   110         164715
                                     233    14 $173,974 10/10/16
               CA      94086                 1      09/07/96

               WILKS JR.                    38
     282446845 24301  MOUNT RUSSELL DRIVE        25000.

     2548790   MORENO VALLEY
     02
                                   13.99       24554.62     2
                                     181   126         100413
                                     174    14 $100,000 11/01/11
               CA      92553                 3      10/17/96

               BARKLEY                      46
     282504862 92  WEST DEL RIO STREET           25000.

     2548791   GILBERT
     02
                                   14.99       24898.57     2
                                     240   123         109242
                                     233    14 $109,849 10/17/16
               AZ      85233                 1      10/02/96

               TRAMMELL                     46
     283383612 16741  KETTENBURG LANE            50000.

     2548792   MORENO VALLEY
     02
                                   15.25       48305.27     2
                                     121   123         112113
                                     112    14 $132,000 09/01/06
               CA      92551                 1      08/23/96

               PARKER                       30
     283483354 8360  COOLIDGE CIRCLE             29000.

     2548793   KING GEORGE
     02
                                   13.75       28653.05     2
                                     180   101          81511
                                     173    14 $110,000 10/28/11
               VA      22485                 1      10/22/96

               MALTA                        38
     286501228 9608  SOUTH SALEM COURT           50000.

     2548794   HIGHLANDS RANCH
     02
                                   14.25       49575.76     2
                                     241   116         162000
                                     230    14 $184,300 07/17/16
               CO      80126                 1      06/22/96






               HICKMAN                      43
     286645192 1901  HARMONY GROVE ROAD          25000.
     2548796   ESCONDIDO
     02
                                   14.25       24836.01     2
                                     181   119         123688
                                     176    14 $125,500 01/02/12
               CA      92029                 1      12/17/96

               AYOTTE                       18
     2875      253  TARKLIN ROAD                 11879.

     2548797   MAPLEVILLE
     02
                                   13.99       11870.11     2
                                     301    94          95138
                                     299    14 $115,000 04/01/22
               RI      02839                 1      03/26/97

               PUDA                         34
     289583182 10820  N. 106TH STREET            24500.

     2548798   SCOTTSDALE
     02
                                   17.99       24403.44     2
                                     241    97         100739
                                     232    14 $130,000 09/01/16
               AZ      85259                 1      08/23/96

               BROWN                        42
     289641179 100  GOLDING LANE                 15000.

     2548799   GOOSE CREEK
     02
                                   13.99       14595.91     2
                                     120   101         115592
                                     113    14 $130,000 10/25/06
               SC      29445                 1      10/02/96

               REED                         39
     290486490 13009  NORTHEAST 91ST AVENUE      28000.

     2548800   VANCOUVER
     02
                                   16.99       27786.81     2
                                     181   121         125365
                                     175    14 $127,015 12/03/11
               WA      98682                 1      11/20/96

               PHILLIPS                     39
     290502226 4662  DON LORENZO DRIVE #E        22500.

     2548801   LOS ANGELES
     02
                                   14.99       22169.33     2
                                     241   107         148195
                                     232    14 $160,000 09/06/16
               CA      90008                 1      08/24/96

               MCLAREN                      46
     291601292 212  COX RIDGE                    25000.

     2548802   TRAVELERS REST
     02
                                   12.99       24743.37     2
                                     240   111          80992
                                     228    14  $96,000 05/01/16
               SC      29690                 1      05/31/96

               SOUTHALL                     32
     291708945 5340  SOUTHEAST HACIENDA          35000.
               STREET
     2548803   HILLSBORO
     02
                                   13.99       34933.42     1
                                     300   120         115000
                                     295    14 $125,000 12/10/21
               OR      97123                 1      12/05/96

               RILLA                        39
     292442093 7103  FORBES BOULEVARD            39500.

     2548804   LANHAM
     02
                                   15.25       39440.40     2
                                     301   125         136000
                                     295    14 $141,000 12/15/21
               MD      20706                 1      11/27/96






               GUINN                        44
     292466917 23216  ELM AVENUE                 75000.
     2548805   TORRANCE
     02
                                   13.75       74867.70     2
                                     301   120         315000
                                     296    14 $325,000 01/15/22
               CA      90505                 1      12/31/96

               REED                         34
     293407626 5213  LLOYD STREET                24000.

     2548806   SEFFNER
     02
                                   15.99       23735.54     2
                                     181    91          56000
                                     172    14  $88,000 09/27/11
               FL      33584                 1      08/24/96

               JAMESON                      18
     2936      190  CHICKERING                   27100.

     2548807   MYRTLE CREEK
     02
                                   13.25       26954.04     2
                                     181   104          45348
                                     177    14  $70,000 02/15/12
               OR      97457                 1      01/16/97

               TROWBRIDGE                   44
     294361590 8418  ROSEMARY DRIVE              41300.

     2548808   RIVERSIDE
     02
                                   13.25       41066.90     2
                                     181   125         122400
                                     177    14 $131,000 02/23/12
               CA      92508                 1      01/17/97

               ERNST                        45
     294604732 25351  PODERIO DRIVE              40000.

     2548809   RAMONA
     02
                                   14.99       39715.17     2
                                     300   116         179070
                                     293    14 $189,278 10/28/21
               CA      92065                 1      10/03/96

               MALONE                       42
     295509615 3762  PORT HOPE POINT             40000.

     2548810   TRIANGLE
     02
                                   15.00       39805.81     2
                                     241   126          98500
                                     234    14 $110,000 11/13/16
               VA      22172                 1      10/08/96

               MANNING                      35
     295589408 243  WEST 1960 NORTH              55000.

     2548811   LAYTON
     02
                                   15.50       54944.73     2
                                     301   119         132070
                                     297    14 $158,000 02/15/22
               UT      84041                 1      01/02/97

               BERRY                        40
     295624883 33259  CAMINO PIEDRA ROJO         33000.

     2548812   TEMECULA
     02
                                   13.75       32772.84     2
                                     181   121         150100
                                     176    14 $152,000 01/02/12
               CA      92592                 1      12/05/96

               MCNEILL                      23
     2963      38  GLEN ECHO                     50000.

     2548813   DOVE CANYON
     02
                                   13.75       49743.34     2
                                     182   104         336610
                                     177    14 $374,000 02/23/12
               CA      92679                 1      12/17/96






               MUNTZ                        34
     298288427 23916  CREEKWOOD DRIVE            50000.
     2548814   MORENO VALLEY
     02
                                   14.25       49583.99     2
                                     181   118         171450
                                     176    14 $188,000 01/06/12
               CA      92557                 1      12/14/96

               DENIKE                       44
     298343810 1250  REDWOOD AVENUE              36500.

     2548815   EL CAJON
     02
                                   12.49       35854.58     2
                                     240   100         112583
                                     230    14 $150,000 07/16/16
               CA      92019                 1      07/09/96

               CHANDLER                     22
     3008      5965  PALM SPRINGS CIRCLE         31000.

     2548816   SAN JOSE
     02
                                   12.99       30986.18     2
                                     302    85         172000
                                     300    14 $241,000 05/10/22
               CA      95123                 1      03/28/97

               SHRUM                        45
     303464622 1811  PEARTREET COURT             24000.

     2548818   MURFREESBORO
     02
                                   14.99       23962.01     2
                                     301   113          77944
                                     294    14  $91,000 11/14/21
               TN      37129                 1      10/17/96

               POYNTER                      41
     303542940 15020  SE 253RD PLACE             58000.

     2548819   KENT
     02
                                   13.99       57934.57     2
                                     302   125         111000
                                     298    14 $136,000 03/02/22
               WA      98042                 1      01/08/97

               HUBBARD                      40
     305527972 140  EAST MERRILL AVENUE          16000.

     2548820   RIALTO
     02
                                   12.75       15729.53     2
                                     121    84          55240
                                     116    04  $85,000 01/25/07
               CA      92376                 1      12/19/96

               FINGERS                      39
     306548253 13805  CHURCHVILLE DRIVE          35000.

     2548822   UPPER MARLBORO
     02
                                   16.99       34567.22     2
                                     181   124         120000
                                     172    14 $125,000 09/11/11
               MD      20772                 1      08/28/96

               PHILLIPS                     43
     307364143 19085  COCONUT ROAD               25000.

     2548824   FORT MYERS
     02
                                   13.99       24605.69     2
                                     181   113          70958
                                     173    14  $85,000 10/22/11
               FL      33912                 1      09/13/96

               HALL                         23
     3075      41  COTTAGE LANE                  75000.

     2548825   ALISO VIEJO
     02
                                   12.99       74381.65     2
                                     121   123         218603
                                     119    04 $240,000 04/03/07
               CA      92656                 1      03/10/97






               EMMONS                       37
     308721917 5844  FALON WAY                   32100.
     2548826   SAN JOSE
     02
                                   14.99       32049.16     2
                                     301   102         202000
                                     293    14 $230,000 10/11/21
               CA      95123                 1      09/18/96

               DENNETT                      35
     311747431 2916  SOUR GUM COURT              38100.

     2548827   VIRGINIA BEACH
     02
                                   14.75       37230.31     2
                                     120   125         154391
                                     114    14 $154,000 11/26/06
               VA      23456                 1      11/21/96

               EWING                        40
     312667643 1335  MONTECITO CIRCLE            25000.

     2548828   LOS ANGELES
     02
                                   14.50       24644.98     2
                                     241   131          66456
                                     230    14  $70,000 07/01/16
               CA      90031                 1      06/03/96

               MOORMAN                      23
     3148      13052  CHRISSY WAY                75000.

     2548829   LAKESIDE
     02
                                   12.25       74961.82     2
                                     302   121         113037
                                     300    14 $156,000 05/02/22
               CA      92040                 1      03/04/97

               CAIN                         29
     315504517 1542  SILVERADO DRIVE             48000.

     2548831   OCEANSIDE
     02
                                   13.75       47584.64     2
                                     180   125         191841
                                     175    14 $192,000 12/28/11
               CA      92057                 1      12/05/96

               ORTIZ                        37
     315643190 10105  WHITE PINE LANE            35000.

     2548832   SANTEE
     02
                                   13.99       34691.93     2
                                     241   122         166953
                                     233    14 $166,530 10/09/16
               CA      92071                 1      09/23/96

               LOCK                         39
     315825278 39  PALOMAR ST.                   40000.

     2548833   CHULA VISTA
     02
                                   15.99       39300.05     2
                                     180   123         144393
                                     171    14 $150,246 08/27/11
               CA      91910                 1      08/08/96

               HIGGINBOTHAN                 42
     318344673 37900  58TH STREET E.             25000.

     2548836   PALMDALE
     02
                                   14.75       24733.97     2
                                     241   122         107903
                                     232    14 $109,000 09/09/16
               CA      93552                 1      08/05/96

               FARMER                       20
     3191      3804  HILLGRAND                   38600.

     2548837   DURHAM
     02
                                   13.63       38467.07     2
                                     181   107          83952
                                     178    14 $115,000 03/15/12
               NC      27705                 1      02/14/97






               BUNNELL                      36
     320620514 925  BUENA PLACE                  38000.
     2548838   CARLSBAD
     02
                                   14.25       37489.48     2
                                     181   122         176448
                                     173    14 $176,000 10/01/11
               CA      92008                 1      09/16/96

               LEONARD                      41
     321449263 56  GREENRIDGE DRIVE              50000.

     2548839   STAFFORD
     02
                                   14.99       49772.58     2
                                     182   118         143090
                                     177    14 $165,000 02/15/12
               VA      22554                 1      12/14/96

               SCHIERMEYER                  14
     3247      19  ARIES COURT #73               34250.

     2548840   NEWPORT BEACH
     02
                                   12.99       34219.74     2
                                     241   125         229187
                                     239    04 $211,000 04/10/17
               CA      92663                 1      03/07/97

               HOCHREITER                   21
     3262      5905  DANIELLE DRIVE              37000.

     2548841   FREDERICKSBURG
     02
                                   17.00       36638.24     2
                                     121   121          93000
                                     117    14 $108,000 02/04/07
               VA      22407                 1      01/30/97

               PARNELL JR.                  36
     328521970 451  WILKIE STREET                25000.

     2548844   EUGENE
     02
                                   14.75       24679.77     2
                                     181   114          60431
                                     173    14  $75,000 10/01/11
               OR      97402                 1      09/25/96

               TRACY                        33
     331443075 12495  KOKOMO DRIVE               25000.

     2548845   VICTORVILLE
     02
                                   15.00       24090.55     2
                                     181   113         138275
                                     175    14 $145,000 12/18/11
               CA      92392                 1      11/13/96

               WEATHERSPOON                 46
     331548629 115  E. 59TH STREET               50000.

     2548846   LONG BEACH
     02
                                   16.00       49934.41     2
                                     301   124         160300
                                     295    14 $170,000 12/28/21
               CA      90805                 1      11/29/96

               TAI                          22
     3319      4554  CEDAR AVENUE                19200.

     2548847   EL MONTE
     02
                                   12.25       19127.04     2
                                     241   106         155517
                                     238    14 $165,000 03/15/17
               CA      91732                 1      02/06/97

               SPARACINO                    38
     332420939 109  COVINA AVENUE                75000.

     2548848   LONG BEACH
     02
                                   11.99       74754.02     2
                                     301   121         196015
                                     292    14 $225,000 09/19/21
               CA      90803                 1      08/30/96






               CARLSON                      25
     335504517 266  MARIPOSA WAY                 40000.
     2548849   HENDERSON
     02
                                   14.99       39565.02     2
                                     240   114         101424
                                     227    14 $125,000 04/26/16
               NV      89015                 1      04/18/96

               CARROLL                      46
     336500750 2209  GLENCANNON CT.              16020.

     2548850   SAINT LOUIS
     02
                                   12.99       15816.91     2
                                     240   127          58740
                                     228    14  $59,000 05/17/16
               MO      63114                 1      05/14/96

               PETERSON                     39
     338669266 3318  SCOTLAND DRIVE              25000.

     2548851   ANTELOPE
     02
                                   16.99       24819.84     2
                                     240   115          83538
                                     231    14  $95,000 08/28/16
               CA      95843                 1      08/21/96

               POWELL                       45
     339301781 12379  SOUTHWIND STREET           25000.

     2548852   VICTORVILLE
     02
                                   14.99       24897.84     2
                                     241   124          84658
                                     233    14  $89,000 10/03/16
               CA      92392                 1      09/07/96

               GHAZAL                       29
     339688783 4212  EAST BANNOCK COURT          50000.

     2548853   PHOENIX
     02
                                   14.25       49672.06     2
                                     181   109         118030
                                     176    14 $155,000 01/15/12
               AZ      85044                 1      12/09/96

               TAVILL                       49
     340524432 2143  MONARCH RIDGE CIRCLE        52000.

     2548854   EL CAJON
     02
                                   15.25       51682.46     2
                                     243   126         323492
                                     233    14 $300,000 10/01/16
               CA      92019                 1      07/23/96

               DUENSING                     44
     341401024 12540  HIGH DESERT ROAD           37500.

     2548855   VICTORVILLE
     02
                                   14.99       35750.22     2
                                     241   125         114360
                                     231    14 $121,500 08/08/16
               CA      92392                 1      07/26/96

               SWEARENGIN JR.               49
     342583808 35948  53RD STREET EAST           26500.

     2548856   PALMDALE
     02
                                   15.25       26448.61     2
                                     301   108         165099
                                     294    14 $177,500 11/05/21
               CA      93552                 1      10/25/96

               MCKENNA                      43
     342587464 36923  101 STREET EAST            25000.

     2548857   LITTLEROCK
     02
                                   14.99       24676.46     2
                                     180   126          96323
                                     170    14  $97,000 07/19/11
               CA      93543                 1      07/05/96






               WARD                         45
     343161740 10704  PARADISE POINT             59000.
     2548859   LAS VEGAS
     02
                                   12.25       58650.46     2
                                     181   116          97202
                                     176    14 $135,600 01/27/12
               NV      89134                 1      12/13/96

               AGUIRRE                      18
     3470      8931  DRIFTWOOD DRIVE             38000.

     2548860   RIVERSIDE
     02
                                   13.25       37820.33     2
                                     301   119         115422
                                     297    14 $130,000 02/17/22
               CA      92503                 1      01/07/97

               DEAL                         44
     3475284692 837  SOUTH LOARA STREET           8290.

     2548861   ANAHEIM
     02
                                   13.99        8140.88     3
                                     182    98         150922
                                     176    14 $180,000 01/15/12
               CA      92802                 1      11/22/96

               BRIERE                       19
     3486      228  MECHANIC STREET              20000.

     2548863   DANIELSON
     02
                                   14.50       19615.90     2
                                     120   124          78600
                                     116    14  $80,000 01/20/07
               CT      06329                 1      01/03/97

               GALANTO                      38
     348726263 27712  LONESTAR PLACE             71000.

     2548864   CASTAIC
     02
                                   14.50       70792.75     2
                                     240   111         185631
                                     236    14 $231,250 01/28/17
               CA      91384                 1      01/22/97

               TOJONG                       39
     349660122 1736  EAST AVENUE R-4             25000.

     2548865   PALMDALE
     02
                                   13.99       24071.27     2
                                     182   110         116467
                                     174    14 $129,000 11/01/11
               CA      93550                 1      09/25/96

               TOTTEN                       39
     349684684 44787  CALLE BANUELOS             25000.

     2548866   TEMECULA
     02
                                   13.99       24835.68     2
                                     241   118         144890
                                     231    14 $145,000 08/21/16
               CA      92592                 1      07/29/96

               NOBLE                        36
     350222977 10531  WEST WINDSOR BOULEVARD     24750.

     2548867   PHOENIX
     02
                                   14.25       24628.95     2
                                     182   125          77757
                                     177    14  $82,008 02/05/12
               AZ      85307                 1      12/20/96

               BECCUE                       48
     351403349 240  CAHUENGA DRIVE               50000.

     2548868   OXNARD
     02
                                   14.25       49677.41     2
                                     301   114         189205
                                     295    14 $210,000 12/19/21
               CA      93035                 1      11/19/96






               RODEMS                       41
     353382321 2  GREENVALE                      37000.
     2548869   LAS FLORES AREA
     02
                                   13.25       36871.69     2
                                     241   110         239447
                                     236    14 $252,000 01/25/17
               CA      92688                 1      12/19/96

               KLINGER JR.                  45
     353444516 3466  HADLEY DRIVE                34000.

     2548870   MIRA LOMA
     02
                                   12.99       33793.80     2
                                     240   121         100943
                                     230    14 $112,000 07/15/16
               CA      91752                 1      07/03/96

               SIMMONS                      49
     354569272 3603  EAST INDIANAPOLIS           40000.

     2548871   FRESNO
     02
                                   14.99       39421.84     2
                                     240   125          94243
                                     232    14 $108,000 09/10/16
               CA      93726                 1      09/24/96

               LEWIS                        23
     3580      6211  SCIMITAR DRIVE              37000.

     2548873   SAN DIEGO
     02
                                   16.25       36981.82     2
                                     301   121         102057
                                     298    14 $115,000 03/10/22
               CA      92114                 1      02/05/97

               ANAYA                        26
     3590      24  GRANT                         60000.

     2548874   IRVINE
     02
                                   15.00       59727.34     2
                                     181   123         210037
                                     178    14 $220,000 03/05/12
               CA      92720                 1      02/13/97

               HART                         51
     361468951 961  TEMPERA COURT                50000.

     2548875   OCEANSIDE
     02
                                   15.75       49847.79     2
                                     300   117         176705
                                     290    14 $194,000 07/22/21
               CA      92057                 1      07/09/96

               MAKI                         36
     362725261 1332  FROST FLOWER DRIVE          27000.

     2548876   NORTH LAS VEGAS
     02
                                   14.99       26827.13     2
                                     241    74         116720
                                     228    14 $195,000 05/08/16
               NV      89030                 1      04/25/96

               DIETERMAN                    19
     3635      6  WINTERHILL COURT               35650.

     2548877   O'FALLON
     02
                                   15.50       35388.09     2
                                     180   118          55733
                                     175    14  $78,000 12/27/11
               MO      63366                 1      12/20/96

               JAMES                        40
     363825244 3472  SANFORD ST                  28200.

     2548878   CONCORD
     02
                                   13.49       28106.42     2
                                     301   108         182370
                                     292    14 $196,330 09/28/21
               CA      94520                 1      08/16/96






               HYSELL                       45
     364508107 7620  CLEMENT ROAD                60233.
     2548879   VACAVILLE
     02
                                   13.75       60087.56     2
                                     241   113         175000
                                     237    14 $210,000 02/10/17
               CA      95688                 1      01/29/97

               BRIUOLO                      23
     3654      161  FRIAR WAY                    25000.

     2548880   CAMPBELL
     02
                                   14.50       24982.96     2
                                     301   116         178885
                                     298    14 $176,000 03/10/22
               CA      95008                 1      02/19/97

               GUTHRIE                      33
     365522481 1625  LAMB AVENUE                 40000.

     2548881   RICHLAND
     02
                                   15.75       39944.98     2
                                     300   106         140000
                                     295    14 $170,000 12/19/21
               WA      99352                 1      12/16/96

               COSTERISAN                   23
     3658      2721  BANK STREET                 44000.

     2548882   BAKERSFIELD
     02
                                   13.50       43964.04     2
                                     302   120          68291
                                     298    14  $94,000 03/20/22
               CA      93304                 1      01/29/97

               VARNER                       25
     3661      2209  N. EASTSIDE                 75000.

     2548883   SANTA ANA
     02
                                   13.75       74881.48     2
                                     301   104         166106
                                     296    14 $232,000 01/28/22
               CA      92705                 1      12/18/96

               OLSEN                        41
     366405287 2798  ROPPY COURT                 12000.

     2548884   HENDERSON
     02
                                   12.75       11848.67     2
                                     121    97          49301
                                     117    04  $63,200 02/15/07
               NV      89014                 1      01/17/97

               WOOD                         51
     366463440 7671  SCHUSTER STREET             50000.

     2548885   LAS VEGAS
     02
                                   15.00       49871.10     2
                                     301   120         175737
                                     293    14 $188,200 10/03/21
               NV      89139                 1      09/06/96

               FOX                          45
     367509724 11108  RAJU STREET                38500.

     2548886   SAN DIEGO
     02
                                   14.99       38294.82     2
                                     241   125         180250
                                     232    14 $175,000 09/01/16
               CA      92129                 1      08/07/96

               WILSON                       35
     367781298 1745  EAST WOODGATE DRIVE         40000.

     2548887   WEST COVINA
     02
                                   12.99       39700.46     2
                                     240   101         121600
                                     232    14 $161,400 09/20/16
               CA      91792                 1      09/05/96






               REINHARDT                    44
     370846001 4051  BRIGHTHILL AVENUE           25000.
     2548888   LAS VEGAS
     02
                                   15.50       24956.48     2
                                     300   118         123364
                                     292    14 $126,000 09/17/21
               NV      89121                 1      09/06/96

               GRAHAM                       40
     373562860 8721  WOODLAND AVENUE EAST        35100.

     2548889   PUYALLUP
     02
                                   15.99       35053.83     2
                                     300   125         133000
                                     295    14 $135,000 12/12/21
               WA      98371                 1      12/02/96

               CAVALIER                     30
     373680899 2467  WEST 3995 SOUTH             35000.

     2548890   WEST VALLEY CITY
     02
                                   14.25       34921.15     2
                                     241   118         117673
                                     237    14 $130,000 02/18/17
               UT      84119                 1      01/10/97

               JONES                        50
     374680513 4240  FIESTA WAY #2               25000.

     2548891   OCEANSIDE
     02
                                   14.99       24763.11     2
                                     181   115          83125
                                     174    14  $94,846 11/13/11
               CA      92057                 1      10/16/96

               WEST                         20
     3750      151  WEST BRUCE ROAD              45000.

     2548892   FAWN GROVE
     02
                                   15.99       44947.45     2
                                     240   108         153012
                                     238    14 $185,000 03/26/17
               PA      17321                 1      03/20/97

               BLAIR                        25
     375546349 1757  CHIANTI WAY                 44700.

     2548893   OAKLEY
     02
                                   13.25       44377.19     2
                                     180   108         115990
                                     176    14 $150,000 01/20/12
               CA      94561                 1      01/07/97

               PADILLA                      25
     3764      1414  RIPCHAK RD.                 30000.

     2548894   CORONA
     02
                                   13.75       29976.57     2
                                     300   120         144000
                                     298    14 $145,000 03/25/22
               CA      91720                 1      03/06/97

               WHITE                        27
     376524017 1326  SAUSALITO WAY               23000.

     2548895   MODESTO
     02
                                   13.99       22748.97     2
                                     181   105          96768
                                     173    14 $115,000 10/15/11
               CA      95351                 1      09/19/96

               MENDRIN                      44
     3773      27290  SAN JOSE AVENUE            40000.

     2548896   MADERA
     02
                                   13.75       39968.75     2
                                     301   123          76015
                                     298    14  $95,000 03/16/22
               CA      93637                 1      02/18/97






               OTERO                        20
     3780      5842  WATER MARK CIRCLE           38100.
     2548898   CENTREVILLE
     02
                                   15.99       38090.24     2
                                     301   125         135614
                                     299    14 $139,000 04/04/22
               VA      22020                 1      03/31/97

               CAGUIOA                      23
     3788      5415  MONTEREY ROAD               42000.

     2548899   LOS ANGELES
     02
                                   13.75       41934.56     2
                                     301   125         114160
                                     298    14 $125,000 03/20/22
               CA      90042                 1      02/17/97

               ABLEMAN                      27
     380845505 911  W. DALE AVENUE               25000.

     2548900   LAS VEGAS
     02
                                   15.99       24833.40     2
                                     240   107          87000
                                     230    14 $105,000 07/15/16
               NV      89124                 1      07/05/96

               HENDERSON                    39
     381608342 15859  LOS REYES STREET           40000.

     2548901   FOUNTAIN VALLEY
     02
                                   14.99       39735.22     2
                                     240   115         193800
                                     228    14 $204,000 05/13/16
               CA      92708                 1      05/06/96

               WISER                        41
     381887890 4615  SOUZA COURT                 22282.

     2548902   EUGENE
     02
                                   15.99       22126.97     2
                                     181   108          74333
                                     174    14  $90,000 11/05/11
               OR      97402                 1      10/03/96

               DORRIS                       40
     382742903 21926  MARLOW                     27000.

     2548903   OAK PARK
     02
                                   16.00       26880.58     2
                                     242   113          62844
                                     235    14  $80,000 12/01/16
               MI      48237                 1      10/22/96

               ZIRBEL                       44
     383607896 103  E. RANCHO ROAD               37000.

     2548904   CORONA
     02
                                   14.99       36380.81     2
                                     301   122         154934
                                     292    14 $158,000 09/01/21
               CA      91719                 1      08/21/96

               JOHNSON                      21
     3848      6935  QUEBEC STREET               58750.

     2548905   SAN DIEGO
     02
                                   12.99       58521.25     2
                                     301   125         159556
                                     298    14 $175,000 03/28/22
               CA      92139                 1      02/24/97

               GREGOR                       27
     384820987 6568  BAYWOOD                     15000.

     2548906   LAS VEGAS
     02
                                   15.75       14903.15     2
                                     240   108          98210
                                     231    14 $105,000 08/09/16
               NV      89103                 1      08/06/96






               JOHNSON                      23
     3852      222  17TH STREET                  42000.
     2548907   RICHMOND
     02
                                   13.25       41982.13     2
                                     303   126         110547
                                     299    14 $122,000 04/15/22
               CA      94801                 1      01/27/97

               HERNDON                      47
     1005      4920  MOHAVE AVENUE               12000.

     2548908   LAS VEGAS
     02
                                   13.99       11869.51     3
                                     181   129          81873
                                     174    14  $83,000 11/01/11
               NV      89104                 1      10/11/96

               ENSER                        38
     385466623 1928  NORTH MOUNTAIN AVENUE       29200.

     2548909   POMONA
     02
                                   15.50       28759.37     2
                                     180   120         124923
                                     170    14 $129,000 07/22/11
               CA      91767                 1      07/10/96

               SWIFT                        34
     385601127 2380  109TH AVENUE                24282.

     2548910   OAKLAND
     02
                                   14.99       24052.66     2
                                     182   122         127344
                                     173    14 $125,000 10/01/11
               CA      94603                 1      08/26/96

               GARLAND                      20
     3860      3101  KNUDSEN                     50000.

     2548912   FARMINGTON
     02
                                   16.75       49966.29     2
                                     301   109         114000
                                     297    14 $151,000 02/25/22
               NM      87401                 1      01/08/97

               HINES                        15
     3865      1023  WEST 400 NORTH              65000.

     2548913   WEST BOUNTIFUL
     02
                                   13.25       64944.39     2
                                     302   104          90173
                                     298    14 $150,000 03/20/22
               UT      84087                 1      01/29/97

               ILER                         41
     386742086 2801  ECHO AVENUE                 11500.

     2548914   BAKERSFIELD
     02
                                   12.99       11235.36     2
                                     181   116          57861
                                     176    14  $60,000 01/23/12
               CA      93304                 1      12/10/96

               WEISS                        29
     387462861 5706  MULBERRY RIDGE DRIVE        40000.

     2548915   CAMARILLO
     02
                                   14.99       39569.44     2
                                     181   104         220853
                                     174    14 $251,000 11/13/11
               CA      93012                 1      10/14/96

               KUBAN                        25
     388761776 44909  LOGUE AVENUE               32250.

     2548918   LANCASTER
     02
                                   13.50       31999.85     2
                                     241   126         109006
                                     231    14 $113,000 08/21/16
               CA      93537                 1      07/24/96






               SHUKOSKI JR.                 42
     388827436 3911  LAFAYETTE STREET            35000.
     2548919   RIVERSIDE
     02
                                   14.25       34949.50     2
                                     301   125         102066
                                     296    14 $110,000 01/17/22
               CA      92503                 1      12/18/96

               BELL                         19
     389640478 1265  FOX MEADOW TRAIL            25000.

     2548920   MIDDLEBURG
     02
                                   12.99       24719.35     2
                                     180   107          97682
                                     173    14 $115,000 10/25/11
               FL      32068                 1      10/09/96

               KENT                         18
     3902      4500  MORGAN ROAD                 49000.

     2548921   SUITLAND
     02
                                   16.50       48675.85     2
                                     181   117          98901
                                     176    14 $127,500 01/01/12
               MD      20746                 1      12/20/96

               HARRIS                       13
     390307502 4104  LINNIKI STREET              40000.

     2548922   NORTH LAS VEGAS
     02
                                   14.99       39773.78     2
                                     241   123         119568
                                     228    14 $130,450 05/02/16
               NV      89030                 1      04/24/96

               BRUNELL                      43
     390426129 115  JACQUELYN COURT              50000.

     2548923   RIDGECREST
     02
                                   15.49       49909.63     2
                                     301   124          69513
                                     294    14  $96,971 11/15/21
               CA      93555                 1      10/21/96

               MILLER                       39
     390583085 2186  VISTA DEL RANCHO            29000.

     2548924   FAIRFIELD
     02
                                   14.99       28853.05     2
                                     241   125         166405
                                     233    14 $157,000 10/01/16
               CA      94533                 1      09/14/96

               FISHER                       41
     390660729 22301  CASA DE CAROL              20000.

     2548925   RAMONA
     02
                                   14.50       19775.89     2
                                     302   103         144700
                                     297    14 $160,800 02/17/22
               CA      92065                 1      12/11/96

               WENDRICKS                    30
     391601606 871  CLOVER LANE                  27000.

     2548926   CORONA
     02
                                   14.25       26850.15     2
                                     241   120         139620
                                     235    14 $139,000 12/15/16
               CA      91720                 1      11/26/96

               KIRSHON                      25
     3919      36  ORANGE GROVE                  75000.

     2548927   IRVINE
     02
                                   13.75       74940.42     2
                                     302   102         217000
                                     298    14 $289,000 03/16/22
               CA      92604                 1      01/07/97






               WUCHERER                     36
     392487246 30667  LILAC ROAD                 42000.
     2548928   VALLEY CENTER
     02
                                   16.75       41961.97     2
                                     300   110         188789
                                     296    14 $210,000 01/28/22
               CA      92082                 1      01/17/97

               HALAY                        42
     392642933 897  WEST 1700 SOUTH              75000.

     2548929   WOODS CROSS
     02
                                   14.75       74829.17     2
                                     300   117          87940
                                     294    14 $140,000 11/22/21
               UT      84087                 1      11/12/96

               BEHL                         45
     392661804 1000  PUEBLO COURT                20500.

     2548930   VALLEJO
     02
                                   14.25       20470.39     2
                                     301   108         135326
                                     296    14 $145,000 01/20/22
               CA      94591                 1      12/16/96

               HANDLEY                      40
     393464563 8746  VANGUARD PLACE              25000.

     2548931   LAKESIDE
     02
                                   13.99       24773.79     2
                                     181   114         178469
                                     173    14 $180,000 10/16/11
               CA      92040                 1      09/24/96

               WODA                         44
     394220243 2354  HEMLOCK AVENUE              60000.

     2548932   CONCORD
     02
                                   14.50       59938.36     2
                                     301   122          91763
                                     297    14 $125,000 02/05/22
               CA      94520                 1      01/22/97

               ROGERS                       45
     394644888 1501  ROOSEVELT AVENUE            17900.

     2548934   SALMON
     02
                                   14.00       17872.93     2
                                     301   105          44935
                                     296    14  $60,000 01/16/22
               ID      83467                 1      12/10/96

               SLONIKER                     30
     395805628 249  EAST 4TH STREET              75000.

     2548935   SAN DIMAS
     02
                                   14.25       74655.25     2
                                     241   120         190054
                                     236    14 $221,750 01/15/17
               CA      91773                 1      12/10/96

               SAUNDERS JR.                 38
     395845330 4346  WINDERGATE COURT            22500.

     2548936   JACKSONVILLE
     02
                                   13.99       22185.94     2
                                     301    85          41000
                                     293    14  $75,000 10/23/21
               FL      32257                 1      09/28/96

               ZAVALA                       23
     3972      609  E. CHESTNUT AVENUE           50000.

     2548937   ORANGE
     02
                                   14.25       49964.37     2
                                     302   112         223798
                                     298    14 $246,500 03/18/22
               CA      92667                 1      01/09/97






               GAPPA                        33
     398808503 3  PAPPAGALLO POINT               37500.
     2548938   ALISO VIEJO
     02
                                   14.99       37338.19     2
                                     300   124         178821
                                     295    04 $175,000 12/11/21
               CA      92656                 1      12/04/96

               INFUSINO                     38
     398842770 1507  CAPITOLA AVENUE             40000.

     2548939   STOCKTON
     02
                                   15.49       39656.24     2
                                     241   126         117539
                                     230    14 $125,990 07/03/16
               CA      95206                 1      06/21/96

               WILLIAMS                     14
     3995      4552  TALISMAN STREET             30000.

     2548940   TORRANCE
     02
                                   13.99       29953.55     2
                                     242   103         210993
                                     238    14 $235,000 03/05/17
               CA      90503                 1      01/17/97

               HUOTARI                      37
     399606933 5885  TRINIDAD WAY                38000.

     2548941   BUENA PARK
     02
                                   14.25       37422.12     2
                                     181   103         120925
                                     171    14 $155,000 08/09/11
               CA      90620                 1      07/23/96

               DANIELS                      33
     400884478 1830  W. WESTMONT DRIVE           61000.

     2548942   ANAHEIM
     02
                                   13.25       60894.48     2
                                     301   123         165990
                                     296    14 $185,000 01/15/22
               CA      92801                 1      12/30/96

               COOK                         17
     4009      10844  SE 77TH AVENUE             56500.

     2548943   MILWAUKIE
     02
                                   14.00       56457.85     2
                                     302   125         109860
                                     298    14 $133,500 03/21/22
               OR      97222                 1      01/30/97

               OFFUTT III                   27
     401826048 2623  WEST KENTUCKY STREET        15000.

     2548944   LOUISVILLE
     02
                                   13.50       14819.00     2
                                     122   108          44235
                                     117    14  $55,000 02/06/07
               KY      40211                 1      12/31/96

               GOLDSMITH                    43
     406048924 2150  TOCAYO AVENUE               25000.

     2548945   SAN DIEGO
     02
                                   11.99       24650.53     2
                                     241   127         141500
                                     228    14 $131,629 05/01/16
               CA      92154                 1      04/22/96

               ELKINS                       45
     406709334 219  HOLMSBURY ROAD               10000.

     2548946   IRMO
     02
                                   13.75        9764.30     2
                                     180    83          70423
                                     166    14  $98,000 03/22/11
               SC      29063                 1      03/22/96






               JOHNSON                      30
     407082777 5038  SUNRISE FALLS COURT         25000.
     2548947   NORTH LAS VEGAS
     02
                                   14.99       24833.46     2
                                     241    99         100756
                                     230    14 $127,690 07/18/16
               NV      89030                 1      06/26/96

               COLEMAN                      45
     408568217 5332  ADOBE DRIVE                 25000.

     2548948   PALMDALE
     02
                                   14.99       24612.10     2
                                     180   122         109693
                                     170    14 $111,000 07/24/11
               CA      93552                 1      07/11/96

               HERRERA                      46
     409612264 811  REDONDO DRIVE EAST           35000.

     2548949   ANAHEIM
     02
                                   14.50       34735.08     2
                                     240   121         139638
                                     229    14 $145,000 06/28/16
               CA      92801                 1      06/15/96

               REEDER                       23
     4103      211  FRANKLE STREET               49000.

     2548951   BALTIMORE
     02
                                   16.50       48976.20     2
                                     301   120          88629
                                     298    14 $115,000 03/15/22
               MD      21225                 1      02/07/97

               HASHEMZADEH                  45
     410315724 4138  SHADYGLADE AVENUE           60000.

     2548952   STUDIO CITY
     02
                                   12.25       59644.55     2
                                     182   112         195250
                                     178    14 $228,500 03/07/12
               CA      91604                 1      01/29/97

               Jones                        43
     410325883 4696  ABBOTT COURT                43000.

     2548953   WOODBRIDGE
     02
                                   16.00       42931.79     2
                                     300   101         144843
                                     294    14 $187,000 11/25/21
               VA      22193                 1      11/20/96

               HENDRIX                      17
     4105      105  CLOVIS POINT                 50000.

     2548954   LEXINGTON
     02
                                   13.99       49962.62     2
                                     300   123         146580
                                     298    14 $160,500 03/25/22
               SC      29072                 1      03/20/97

               JANIGIAN                     22
     4116      1190  W. STUART AVENUE            45000.

     2548955   FRESNO
     02
                                   13.25       44961.50     2
                                     301   125         145000
                                     298    14 $153,000 03/18/22
               CA      93711                 1      02/18/97

               GALLI                        23
     4119      678  SERENADE WAY                 55000.

     2548956   SAN JOSE
     02
                                   14.75       54964.24     2
                                     301   120         145000
                                     298    14 $167,000 03/20/22
               CA      95111                 1      02/11/97






               VEA                          22
     4121      3402  PINEWOOD TERRACE UNIT III   40000.
     2548957   FREMONT
     02
                                   13.75       39862.86     2
                                     301   113         117000
                                     297    04 $140,000 02/13/22
               CA      94536                 1      01/24/97

               RANDOLPH                     35
     412176508 38  JAZZ LANE                     38000.

     2548958   PERRIS
     02
                                   13.25       37655.07     2
                                     181   125         155000
                                     176    14 $155,000 01/22/12
               CA      92570                 1      12/16/96

               BANAAG                       20
     4126      33465  14TH STREET                60000.

     2548959   UNION CITY
     02
                                   14.25       59957.23     2
                                     300   123         154732
                                     298    14 $175,000 03/25/22
               CA      94587                 1      03/04/97

               ARANDIA                      37
     4133      3609  WEST SARAGOSA STREET        58350.

     2548960   CHANDLER
     02
                                   14.25       58308.41     2
                                     302   122          85362
                                     298    14 $118,000 03/28/22
               AZ      85224                 1      01/13/97

               WATKINS                      35
     413457521 107  HILLWOOD COURT               44000.

     2548961   HENDERSONVILLE
     02
                                   13.99       43703.73     2
                                     181   121          71873
                                     177    14  $95,900 02/10/12
               TN      37075                 1      01/31/97

               SALGADO                      21
     4136      1304  KINBRAE AVE                 70000.

     2548962   HACIENDA HEIGHTS
     02
                                   14.50       69952.36     2
                                     301   122         173869
                                     298    14 $200,000 03/15/22
               CA      91745                 1      02/20/97

               JOHNSON                      42
     414235786 3107  COLUMBINE CIRCLE            42500.

     2548963   INDIANAPOLIS
     02
                                   13.75       42207.46     2
                                     182   126          77117
                                     176    14  $95,600 01/15/12
               IN      46224                 1      11/29/96

               IMAROMNA                     24
     4157      3734  COUNTRYSIDE LANE            39000.

     2548964   LONG BEACH
     02
                                   13.75       38932.67     2
                                     300   125         141912
                                     297    14 $145,000 02/13/22
               CA      90806                 1      02/03/97

               ESKRIDGE                     20
     4161      1478  OAKDALE AVENUE              40000.

     2548965   SAN FRANCISCO
     02
                                   13.25       39965.77     2
                                     301   116         192000
                                     298    14 $200,000 03/28/22
               CA      94124                 1      02/21/97






               MCGINLEY                     45
     416133512 1138  WEST FLOWER STREET          32000.
     2548966   PHOENIX
     02
                                   12.99       31912.03     2
                                     301   122          71498
                                     293    14  $85,000 10/14/21
               AZ      85013                 1      09/14/96

               WILLIAMS                     45
     1008      921  CRESCENT DRIVE               10000.

     2548967   BARSTOW
     02
                                   13.99        9918.58     3
                                     181   117          67431
                                     175    14  $75,000 12/28/11
               CA      92311                 1      11/07/96

               HOOD                         44
     418507711 1510  WEST I STREET               25000.

     2548968   ONTARIO
     02
                                   13.99       24824.64     2
                                     241    89          86882
                                     232    14 $126,000 09/01/16
               CA      91762                 1      08/02/96

               STEWART                      41
     418524750 1648  MACON STREET                49000.

     2548969   AURORA
     02
                                   14.25       48846.13     2
                                     302   125          55175
                                     297    14  $84,000 02/15/22
               CO      80010                 1      12/18/96

               SHIPPY                       22
     4192      9498  MANADA ROAD                 25000.

     2548970   PHELAN
     02
                                   14.50       24974.29     2
                                     300   113          70829
                                     297    14  $85,000 02/28/22
               CA      92371                 1      02/10/97

               MURRAY                       44
     419647309 34  HIGH STREET                   50000.

     2548972   DORCHESTER
     02
                                   14.75       49521.76     2
                                     300   125         132300
                                     294    14 $147,000 11/15/21
               MA      02122                 1      11/20/96

               AUGUSTA                      39
     419680090 247  S. EMPIRE STREET             35000.

     2548973   ANAHEIM
     02
                                   14.25       34936.50     3
                                     301   105         150681
                                     295    14 $195,000 12/27/21
               CA      92804                 1      11/22/96

               NITESCU                      22
     420063480 31939  EMERALD LANE               50000.

     2548974   CASTAIC
     02
                                   14.25       49730.79     2
                                     240   121         118267
                                     233    14 $140,000 10/15/16
               CA      91384                 1      10/02/96

               WILLIAMS                     44
     420765438 11  EL TAMBOR                     41250.

     2548975   RANCHO SANTA MARGARITA
     02
                                   15.00       41198.15     2
                                     301   126         190649
                                     296    14 $185,000 01/20/22
               CA      92688                 1      12/14/96






               LUCKE                        22
     4209      13401  CARRAGEEN DRIVE            75000.
     2548976   MANASSAS
     02
                                   15.75       70670.96     2
                                     301   121         205144
                                     296    14 $233,000 01/06/22
               VA      20112                 1      12/31/96

               SEALS                        24
     421742113 14923  SOUTH FRAILEY AVENUE       50000.

     2548977   COMPTON
     02
                                   14.25       49909.32     2
                                     301   124         108073
                                     296    14 $128,000 01/20/22
               CA      90221                 1      12/28/96

               BRAUN                        19
     4244      3424  CASALINO COURT              75000.

     2548978   SAN JOSE
     02
                                   14.75       74926.44     2
                                     302   111         199200
                                     297    14 $249,000 02/15/22
               CA      95148                 1      12/26/96

               COOPER                       42
     424562012 3352  EXPLORER DRIVE              30200.

     2548979   SACRAMENTO
     02
                                   15.25       29845.18     2
                                     300   125          91698
                                     295    14  $98,000 12/13/21
               CA      95827                 1      12/09/96

               PETTY                        24
     4252      50  PARKVIEW CIRCLE               60000.

     2548980   CORTE MADERA
     02
                                   13.75       59855.13     2
                                     240    90         243000
                                     237    14 $337,250 02/15/17
               CA      94925                 1      02/04/97

               FLEMINGS                     42
     426150035 729  GOLDENROD STREET             25000.

     2548982   ESCONDIDO
     02
                                   15.49       24920.06     2
                                     240   115         124318
                                     235    14 $130,000 12/20/16
               CA      92027                 1      12/07/96

               WHITE                        45
     426210417 2895  EDWIN STREET                25000.

     2548984   HERNANDO
     02
                                   14.75       24624.23     2
                                     121    99          41289
                                     116    14  $67,500 01/15/07
               MS      38632                 1      12/18/96

               WATSON                       33
     426215245 2107  ORANGEWOOD STREET           25000.

     2548985   MIDDLEBURG
     02
                                   15.99       24726.47     2
                                     181   114          89439
                                     174    14 $101,000 11/08/11
               FL      32068                 1      10/10/96

               DILLARD                      43
     427246302 1045  KENT DRIVE                  27000.

     2548986   SAN DIMAS
     02
                                   13.75       26569.58     3
                                     181   119         144983
                                     171    04 $146,500 08/09/11
               CA      91773                 1      07/26/96






               BOURNE                       44
     427828571 3369  MONTEROSA                   68000.
     2548987   ALTA DENA
     02
                                   13.25       67568.50     2
                                     301    94         259000
                                     296    14 $350,000 01/28/22
               CA      91001                 1      12/31/96

               STEVES                       49
     427829002 11652  SAMUEL DRIVE               50000.

     2548988   GARDEN GROVE
     02
                                   15.50       49905.46     2
                                     241   123         153162
                                     237    14 $166,000 02/15/17
               CA      92840                 1      01/06/97

               MITCHELL                     44
     430173449 280  RITCHEY STREET               16200.

     2548989   SAN DIEGO
     02
                                   15.25       16078.73     2
                                     181   103         112742
                                     175    14 $125,425 12/09/11
               CA      92114                 1      11/02/96

               MISNER                       43
     430271311 4617  CASA BONITA DRIVE           40000.

     2548990   LAS VEGAS
     02
                                   16.99       39896.68     2
                                     241   122         109613
                                     231    14 $123,000 08/01/16
               NV      89030                 1      07/16/96

               HITHE                        24
     4344      36921  57TH STREET EAST           33500.

     2548992   PALMDALE
     02
                                   14.50       33451.69     2
                                     242   125          97060
                                     238    14 $105,000 03/15/17
               CA      93552                 1      01/15/97

               VASQUEZ                      19
     4348      39578  SARAH DRIVE                50000.

     2548993   TEMECULA
     02
                                   13.75       49960.93     2
                                     302   126         110278
                                     298    14 $128,000 03/25/22
               CA      92591                 1      01/04/97

               GREEN                        40
     435623946 4801  LONESTAR WAY                39200.

     2548995   ANTELOPE
     02
                                   14.49       39117.82     2
                                     300   125         147253
                                     294    14 $149,201 11/20/21
               CA      95843                 1      11/15/96

               CROWDER                      45
     436359894 3925  WILTON STREET               25000.

     2548996   LONG BEACH
     02
                                   14.99       24896.44     2
                                     240   105         132000
                                     234    14 $150,000 11/15/16
               CA      90804                 1      11/08/96

               Sias                         30
     436585256 1516  WEST ""J"" STREET           45000.

     2548997   ONTARIO
     02
                                   14.99       43573.78     2
                                     182   126         136800
                                     174    14 $145,000 11/01/11
               CA      91762                 1      09/28/96






               PEAK                         37
     436701457 24  TUMBLEWEED STREET             25000.
     2548998   TRABUCO CANYON
     02
                                   12.99       24375.68     2
                                     240   107         188773
                                     233    14 $199,900 10/22/16
               CA      92679                 1      10/10/96

               DAIGLE SR.                   22
     437041054 6238  COLUMBINE DRIVE             25000.

     2548999   JACKSONVILLE
     02
                                   14.99       24352.41     2
                                     120   119          44000
                                     112    14  $58,000 09/26/06
               FL      32211                 1      09/07/96

               MC GRATH                     21
     4394      1491  MARCHBANKS DRIVE #1         29000.

     2549000   WALNUT CREEK
     02
                                   13.75       28929.97     2
                                     240    99          65000
                                     237    04  $95,000 02/15/17
               CA      94598                 1      02/05/97

               ELMORE                       23
     4402      4102  FAIRFAX STREET              75000.

     2549003   FAIRFAX
     02
                                   14.75       74901.31     2
                                     301   119         135326
                                     297    14 $177,000 02/17/22
               VA      22030                 1      01/17/97

               COPE                         46
     440462730 39324  CALMVIEW CIRCLE            30000.

     2549004   PALMDALE
     02
                                   14.99       29942.62     2
                                     300   116         125135
                                     294    14 $134,000 11/19/21
               CA      93551                 1      11/11/96

               ROSALES                      45
     440466797 25535  CAVENDISH DR.              25000.

     2549005   HEMET
     02
                                   14.50       24316.69     2
                                     121   106          95952
                                     113    14 $115,000 10/25/06
               CA      92545                 1      09/18/96

               DUNN                         42
     4405017951 3838  CORONADO CIRCLE            15000.

     2549006   THOUSAND OAKS
     02
                                   13.99       14873.16     2
                                     181    96         200024
                                     175    14 $224,500 12/20/11
               CA      91320                 1      11/23/96

               KALMAN                       51
     441544407 5105  JUMP ROCK COURT             54750.

     2549007   WALDORF
     02
                                   16.25       53886.18     2
                                     300   125         183187
                                     293    14 $191,000 10/11/21
               MD      20603                 1      10/03/96

               MEYERS                       50
     441600961 6604  ROSE TREE LANE              51000.

     2549008   LAS VEGAS
     02
                                   14.99       50658.17     2
                                     301   125         121025
                                     292    14 $138,000 09/05/21
               NV      89115                 1      08/26/96






               MURPHY                       40
     441802018 4875  N. BACKER #171              25000.
     2549009   FRESNO
     02
                                   15.50       24948.89     2
                                     301   124          46366
                                     293    04  $58,000 10/08/21
               CA      93726                 1      09/26/96

               FALKENSTEIN                  25
     4426      1264  PRIMAVERA DRIVE             75000.

     2549010   PALM SPRINGS
     02
                                   13.50       74969.51     2
                                     302   122         137964
                                     300    14 $175,000 05/02/22
               CA      92264                 1      03/25/97

               GUERRERO                     21
     4434      1169  HAWTHORN STREET             50000.

     2549011   HANFORD
     02
                                   15.25       49778.35     2
                                     180   120         104722
                                     177    14 $130,000 02/23/12
               CA      93230                 1      02/01/97

               OLSON                        46
     443786148 4020  CLARK STREET                49550.

     2549012   CAPITAL HEIGHTS
     02
                                   16.50       49395.92     2
                                     301   121         100000
                                     292    14 $124,000 09/01/21
               MD      20743                 1      08/26/96

               BUTTERFIELD                  20
     4444      631  DEL MAR DRIVE                42000.

     2549013   HOLLISTER
     02
                                   15.50       41818.34     2
                                     182   107         192991
                                     177    14 $220,000 02/28/12
               CA      95023                 1      12/27/96

               WHITE                        19
     4449      2860  HOLLISTON AVENUE            75000.

     2549014   ALTADENA
     02
                                   13.75       74881.62     2
                                     301   108         299700
                                     297    14 $350,000 02/18/22
               CA      91001                 1      01/23/97

               DUNCAN                       36
     445186584 1036  OAK GROVE ROAD #69          12500.

     2549015   CONCORD
     02
                                   13.75       12413.93     2
                                     181    97          48964
                                     176    04  $63,500 01/15/12
               CA      94518                 1      12/20/96

               QUICK                        46
     445308736 320  WEST 19TH STREET #1          28000.

     2549016   SAN PEDRO
     02
                                   15.00       27964.78     2
                                     301    97         134674
                                     296    04 $168,000 01/15/22
               CA      90731                 1      12/09/96

               LOONEY                       43
     445467719 7102  SOUTH 230TH EAST AVENUE     50000.

     2549017   BROKEN ARROW
     02
                                   14.25       49587.63     2
                                     180   118          74933
                                     176    14 $106,000 01/13/12
               OK      74014                 1      01/03/97






               PICKARD JR.                  41
     445643392 2142  OPAL RIDGE DR.              32000.
     2549018   VISTA
     02
                                   11.99       31490.58     2
                                     180   125         217894
                                     173    14 $200,000 10/28/11
               CA      92083                 1      10/21/96

               NORTHCUTT                    40
     449414295 9305  VISTA DRIVE                 45000.

     2549021   SPRING VALLEY
     02
                                   13.75       44891.32     2
                                     242   125         160874
                                     237    14 $165,000 02/04/17
               CA      91977                 1      12/23/96

               POLANSKY                     22
     4496      910  EAST ORCHID LANE             25000.

     2549022   CHANDLER
     02
                                   14.25       24952.89     2
                                     301   112         104300
                                     297    14 $116,000 02/15/22
               AZ      85225                 1      01/22/97

               PELTS                        23
     4500      1635  NORTH SYCAMORE AVENUE       45000.

     2549023   RIALTO
     02
                                   14.25       44951.60     2
                                     302   117          94441
                                     297    14 $120,000 02/20/22
               CA      92376                 1      12/20/96

               REEDY                        36
     450114692 435  NORTH KINGSTON COURT         23000.

     2549024   TUCSON
     02
                                   13.99       22708.48     2
                                     181   126          86963
                                     172    14  $87,679 09/20/11
               AZ      85710                 1      08/27/96

               METZ                         22
     4504      20992  E. CRESTLINE CIRCLE        50000.

     2549026   AURORA
     02
                                   14.25       49946.24     2
                                     303   118         178692
                                     298    14 $195,000 03/15/22
               CO      80015                 1      12/30/96

               SERRANO                      50
     4506      125  RAMSGATE WAY                 50000.

     2549027   VALLEJO
     02
                                   13.99       49922.59     2
                                     241   124         166171
                                     238    14 $175,000 03/18/17
               CA      94591                 1      02/13/97

               MAHLER                       18
     4512      7312  SOUTHEAST 141ST AVENUE      75000.

     2549028   PORTLAND
     02
                                   13.25       74830.29     2
                                     302   119         232346
                                     297    14 $259,000 02/10/22
               OR      97236                 1      12/27/96

               DANIELS                      46
     451397198 17545  MAX ROAD                   50000.

     2549029   PEYTON
     02
                                   14.25       49944.59     2
                                     301   124          75974
                                     297    14 $102,000 02/24/22
               CO      80831                 1      01/17/97






               MARSHALL                     35
     451862402 1026  NORTH ALBERTA STREET        25000.
     2549030   PORTLAND
     02
                                   17.99       24977.49     2
                                     300    94          82950
                                     295    14 $115,000 12/09/21
               OR      97217                 1      12/02/96

               HENRY                        42
     452067060 4360  LUGO AVENUE                 29750.

     2549031   CHINO HILLS
     02
                                   13.75       29667.40     2
                                     301   118         114446
                                     296    14 $122,450 01/15/22
               CA      91709                 1      12/11/96

               MUNOZ                        39
     452623791 6312  BRIGHTLEA DRIVE             25000.

     2549032   LANHAM
     02
                                   17.00       24906.91     2
                                     182   105         151998
                                     177    14 $170,000 02/03/12
               MD      20706                 1      12/30/96

               CORDRY                       23
     4529      735  NORTH IMPERIAL AVENUE        47000.

     2549033   ONTARIO
     02
                                   14.75       46953.89     2
                                     302   121         115562
                                     298    14 $135,000 03/03/22
               CA      91764                 1      01/17/97

               MEBANE                       40
     453131428 11890  MT. ROYAL COURT            36000.

     2549035   RANCHO CUCAMONGA
     02
                                   14.99       35876.55     2
                                     241   120         148190
                                     235    14 $154,758 12/02/16
               CA      91737                 1      11/21/96

               EBERWEIN                     15
     4534      7652  JAYHAWK DRIVE               64000.

     2549036   RIVERSIDE
     02
                                   14.75       63600.17     2
                                     181   122         160688
                                     177    14 $185,000 02/20/12
               CA      92509                 1      01/22/97

               LAGUNAS                      45
     453900248 915  EAST AVALON AVENUE           30000.

     2549037   SANTA ANA
     02
                                   16.50       29781.56     2
                                     240   125         179670
                                     229    14 $167,750 06/28/16
               CA      92706                 1      06/18/96

               BARBER                       44
     454060902 8552  PEACOCK WAY                 33700.

     2549038   HILMAR
     02
                                   13.99       33621.70     2
                                     302   114         106613
                                     293    14 $123,856 10/01/21
               CA      95324                 1      08/21/96

               VINSON                       15
     4543      112  CLARK WAY                    47700.

     2549039   VACAVILLE
     02
                                   14.75       47477.87     2
                                     181   125         121624
                                     177    14 $135,750 02/20/12
               CA      95687                 1      01/02/97






               MOORE                        46
     455698270 2949  W. CHERRY ST.               12000.
     2549040   TAMPA
     02
                                   14.99       11730.97     2
                                     122   110          44766
                                     113    14  $52,000 10/01/06
               FL      33607                 1      08/27/96

               WELSH                        23
     455747347 684  MARCILLA WAY                 25000.

     2549041   CHULA VISTA
     02
                                   13.99       24769.11     2
                                     240   113         192615
                                     232    14 $193,650 09/26/16
               CA      91910                 1      09/10/96

               OLNEY                        22
     4558      1990  POPLAR RIDGE ROAD           71000.

     2549042   PASADENA
     02
                                   16.50       70962.24     2
                                     301   109         217527
                                     298    14 $265,000 03/27/22
               MD      21122                 1      02/11/97

               MOORE                        39
     4559894291 8020  LANGDON AVENUE #225        25000.

     2549043   VAN NUYS
     02
                                   11.99       24638.62     2
                                     180   132         118238
                                     172    14 $108,800 09/24/11
               CA      91406                 1      09/09/96

               Etchings                     38
     4564      11850  HI HOPES DRIVE             65000.

     2549044   LAKESIDE
     02
                                   13.75       64949.23     2
                                     302    96         194017
                                     298    14 $270,000 03/15/22
               CA      92040                 1      01/04/97

               PALOALTO                     44
     456538097 84764  SUNRISE AVENUE             18000.

     2549045   COACHELLA
     02
                                   14.25       17841.34     2
                                     181   120          77212
                                     176    14  $80,000 01/05/12
               CA      92236                 1      12/15/96

               MUNOZ                        40
     456986251 1226  IOWA AVENUE                 50000.

     2549046   LOS BANOS
     02
                                   16.99       49924.90     2
                                     300   124         135099
                                     294    14 $150,000 11/26/21
               CA      93635                 1      11/18/96

               JONES                        25
     457229147 4141  W. ALTADENA AVENUE          22000.

     2549047   PHOENIX
     02
                                   16.49       21900.24     2
                                     241   107          75596
                                     231    14  $92,000 08/01/16
               AZ      85029                 1      07/25/96

               NICOLETTI                    22
     4574      2709  MARYLAND AVENUE EAST        16500.

     2549049   MAPLEWOOD
     02
                                   14.75       16480.05     2
                                     301   108          75149
                                     297    14  $85,000 02/19/22
               MN      55119                 1      01/03/97






               ERDOZAIN                     45
     458557402 509  LAUREL VALLEY DRIVE          11500.
     2549050   AZUSA
     02
                                   14.75       11446.44     2
                                     181    83         111630
                                     177    04 $150,000 02/15/12
               CA      91702                 1      01/15/97

               HARRIS                       43
     458824884 10016  HOLLYHEAD WAY              37000.

     2549051   YUKON
     02
                                   14.00       36814.63     2
                                     181   126          79326
                                     177    14  $92,800 02/07/12
               OK      73099                 1      01/13/97

               RODRIGUEZ                    38
     4589403171 68800  JARANA ROAD               20000.

     2549052   CATHEDRAL CITY
     02
                                   13.99       19185.65     2
                                     120   145         119725
                                     110    14  $97,000 07/19/06
               CA      92234                 1      07/12/96

               Ward                         23
     4590      4796  USONA ROAD                  62300.

     2549053   MARIPOSA
     02
                                   15.25       62244.31     2
                                     300   117         107034
                                     297    14 $145,000 02/28/22
               CA      95338                 1      02/07/97

               BRINK                        21
     4592      22209  VALLEY VISTA DRIVE         43000.

     2549054   TEHACHAPI
     02
                                   16.00       42924.24     2
                                     241   113          97686
                                     237    14 $125,000 02/21/17
               CA      93561                 1      01/14/97

               BREWER                       19
     4597      1702  JOSEPHINE AVENUE            37000.

     2549055   CORCORAN
     02
                                   15.25       36966.91     2
                                     301   125          62801
                                     297    14  $80,000 02/06/22
               CA      93212                 1      01/14/97

               VASQUEZ                      38
     459820708 16155  LIVE OAK STREET            17000.

     2549056   HESPERIA
     02
                                   13.99       16934.09     2
                                     240   121          44225
                                     233    14  $50,831 10/16/16
               CA      92392                 1      10/04/96

               WALLACE                      45
     459905784 1830  CHERRY WOOD LANE            25000.

     2549057   COLTON
     02
                                   15.49       24903.51     2
                                     241   115         106991
                                     233    14 $115,000 10/24/16
               CA      92324                 1      09/10/96

               GODEKE                       32
     460741756 3080  NORTH HEATHER DRIVE         25000.

     2549058   FULLERTON
     02
                                   10.99       24184.31     2
                                     181   132         219683
                                     171    14 $185,701 08/16/11
               CA      92635                 1      07/24/96






               WHITT                        46
     460827152 37  BOLERO                        75000.
     2549059   MISSION VIEJO
     02
                                   13.75       74881.48     2
                                     301   121         213975
                                     296    14 $240,000 01/19/22
               CA      92692                 1      12/13/96

               Mitchell                     44
     461136829 5159  CAMINITO CACHORRO           25000.

     2549060   SAN DIEGO
     02
                                   14.99       24949.21     2
                                     241   116         121860
                                     237    14 $127,000 02/15/17
               CA      92105                 1      01/15/97

               MAY                          43
     461416615 19870  E. ELDORADO DRIVE          65000.

     2549062   AURORA
     02
                                   13.75       64635.80     2
                                     301   124         108287
                                     296    14 $140,000 01/25/22
               CO      80013                 1      12/24/96

               JOHNSON                      33
     461452376 1942  SOUTHEAST 74TH AVENUE       23000.

     2549063   HILLSBORO
     02
                                   15.75       22948.35     2
                                     301   118         158843
                                     292    14 $154,500 09/01/21
               OR      97123                 1      08/23/96

               CARRILLO                     35
     461842241 4265  JACKSON COURT               63200.

     2549064   CHINO
     02
                                   13.25       63117.46     2
                                     301   113         211285
                                     297    14 $245,000 02/25/22
               CA      91710                 1      01/24/97

               LATTIMER                     48
     462377020 8850  CARA COURT                  35000.

     2549066   SPRING VALLEY
     02
                                   14.99       34855.08     2
                                     241   123         152396
                                     232    14 $152,650 09/17/16
               CA      91977                 1      08/29/96

               GOROSPE                      37
     462571087 10000  CHESTNUT WOODS LANE        57500.

     2549067   BURKE
     02
                                   15.75       57404.50     2
                                     301   125         132505
                                     295    14 $153,000 12/02/21
               VA      22015                 1      11/01/96

               HEARON                       22
     462662114 3519  BARREL BRONCO COURT         10000.

     2549068   NORTH LAS VEGAS
     02
                                   15.99        9500.45     2
                                     121   107         163189
                                     112    14 $163,189 09/03/06
               NV      89030                 1      08/26/96

               ANDERSON                     38
     463548719 19801986  CHESTNUT AVENUE         25000.

     2549069   LONG BEACH
     02
                                   11.99       24762.91     2
                                     240   109         143865
                                     231    14 $155,000 08/16/16
               CA      90806                 3      08/01/96






               CORRIGAN                     14
     4637      14073  EL CAMINO PLACE            50000.
     2549070   FONTANA
     02
                                   14.50       49679.91     2
                                     180   122          78505
                                     176    14 $106,000 01/22/12
               CA      92337                 1      01/15/97

               TILLERY                      44
     463740169 6001  TWICKINGHAM COURT           35000.

     2549071   CHARLOTTE
     02
                                   16.75       34774.20     2
                                     180   121          88717
                                     175    14 $103,000 12/19/11
               NC      28212                 1      12/10/96

               CABRAL                       42
     4653757581 15243  MAUNA LOA AVENUE          15000.

     2549073   HESPERIA
     02
                                   14.50       14750.96     2
                                     180   100          69497
                                     169    14  $85,000 06/20/11
               CA      92345                 1      06/01/96

               TAYLOR                       23
     4657      393  JOSHUA AVENUE                46000.

     2549074   CLOVIS
     02
                                   14.75       45970.11     2
                                     302   112         109686
                                     298    14 $140,250 03/21/22
               CA      93612                 1      01/17/97

               THOMPSON                     35
     466615546 11833  COACH DRIVE                20000.

     2549075   PETERSBURG
     02
                                   15.00       19627.45     2
                                     120   119          93446
                                     115    14  $96,000 12/20/06
               VA      23805                 1      12/09/96

               SALCEDO                      14
     4667      4042  EAST MEADOW AVENUE          30000.

     2549076   VISALIA
     02
                                   15.75       29873.43     2
                                     181   113         126557
                                     177    14 $139,397 02/16/12
               CA      93292                 1      01/25/97

               CLEMENS                      45
     468568374 10132  BANYAN STREET              42000.

     2549077   RANCHO CUCAMONGA
     02
                                   12.99       41606.43     2
                                     301   125         145495
                                     293    14 $151,000 10/17/21
               CA      91737                 1      09/30/96

               MILLER SR.                   22
     4686      1915  LEES AVENUE                 46000.

     2549078   LONG BEACH
     02
                                   14.75       45870.35     2
                                     241   123         197524
                                     236    14 $198,000 01/01/17
               CA      90815                 1      12/26/96

               HERRLEY                      42
     469902634 1044  EMERY STREET                50000.

     2549079   LONGMONT
     02
                                   14.25       48849.88     2
                                     301   120         146633
                                     292    14 $165,000 09/11/21
               CO      80501                 1      08/23/96






               COKE                         23
     4701      22492  EAST RHINE RIVER DRIVE     75000.
     2549080   SONORA
     02
                                   14.25       74891.80     2
                                     301   125         117000
                                     297    14 $154,000 02/10/22
               CA      95370                 1      01/20/97

               SPONHEIM                     38
     470747824 1042  LOLITA AVENUE               30000.

     2549081   REDLANDS
     02
                                   14.50       29889.87     2
                                     241   106         149617
                                     236    14 $170,000 01/09/17
               CA      92373                 1      12/03/96

               MILLER                       23
     470824065 8075  SOUTHWEST SORRENTO          50000.
               ROAD
     2549082   BEAVERTON
     02
                                   16.99       49685.04     2
                                     180   124         161869
                                     175    14 $171,000 12/25/11
               OR      97008                 1      12/20/96

               FEIGUM                       45
     470942656 2946  MOCKINGBIRD LANE            40000.

     2549083   HEMET
     02
                                   12.99       39710.72     2
                                     240   116         123400
                                     230    14 $141,000 07/26/16
               CA      92544                 1      07/15/96

               MESA                         43
     470947933 3609  ALYSON DRIVE                34500.

     2549084   GRANITE FALLS
     02
                                   14.25       34258.23     2
                                     240   126         103047
                                     231    14 $110,000 08/22/16
               WA      98252                 1      08/01/96

               BROOKS                       22
     4712      1048  ELMIRA STREET               49000.

     2549085   AURORA
     02
                                   13.75       48961.72     2
                                     302   126          52374
                                     298    14  $81,000 03/15/22
               CO      80010                 1      01/16/97

               CHILSON                      41
     471825181 546  PARSONS STREET               19000.

     2549086   HANFORD
     02
                                   13.75       18619.12     2
                                     120    99          89560
                                     115    14 $110,000 12/28/06
               CA      93230                 1      12/05/96

               TOURVILLE                    34
     472546805 32042  LARGO VISTA ROAD           40000.

     2549087   LLANO
     02
                                   13.75       39653.83     2
                                     182   117          76772
                                     176    14 $100,000 01/15/12
               CA      93544                 1      11/16/96

               KEELER                       20
     4737      6002  LINCOLNIA ROAD              50000.

     2549090   ALEXANDRIA
     02
                                   15.25       49778.35     2
                                     181   123         201440
                                     177    14 $205,000 02/18/12
               VA      22312                 1      01/16/97






               DESILETS                     41
     473723563 15041  WHITE KIRK DRIVE           25000.
     2549091   VICTORVILLE
     02
                                   13.99       24667.09     2
                                     241   112          66017
                                     231    14  $81,578 08/19/16
               CA      92392                 1      07/23/96

               SILVA                        16
     4739      9  NEVADA AVENUE                  36000.

     2549092   WOODLAND
     02
                                   15.25       35921.85     2
                                     301   126         129427
                                     297    14 $132,000 02/01/22
               CA      95695                 1      01/08/97

               CUNNINGHAM                   31
     474746702 3159  CORDOBA PLACE               25000.

     2549094   PALMDALE
     02
                                   15.99       24680.08     2
                                     241   117         111150
                                     226    14 $117,000 03/15/16
               CA      93551                 1      02/15/96

               MAY                          39
     475689446 2914  S. PARCO AVENUE             33000.

     2549095   ONTARIO
     02
                                   13.25       32942.92     2
                                     301   125         141652
                                     297    14 $140,000 02/07/22
               CA      91761                 1      01/06/97

               STRAWN                       23
     4761      1003  NORTH PLACER AVENUE         51500.

     2549096   ONTARIO
     02
                                   14.25       51444.61     2
                                     301   102          76896
                                     298    14 $127,000 03/05/22
               CA      91764                 1      02/05/97

               REED                         45
     476723068 14540  55TH STREET NORTH          35000.

     2549097   OAK PARK HEIGHTS
     02
                                   14.50       34946.52     2
                                     301   122         112048
                                     295    14 $121,500 12/28/21
               MN      55082                 1      11/15/96

               CHANHNOY                     35
     476940536 5351  FRANCESCA STREET            25000.

     2549098   ELK GROVE
     02
                                   14.25       24808.06     2
                                     242   114         150578
                                     231    14 $154,122 08/01/16
               CA      95758                 1      06/28/96

               KAY                          22
     4776      7111  COUNTER PLACE               70000.

     2549099   BURKE
     02
                                   16.50       69950.52     2
                                     301    87         180000
                                     297    14 $288,000 02/15/22
               VA      22015                 1      01/10/97

               KITTLESON                    30
     478429648 149  LA MONCHA WAY                50000.

     2549100   SONOMA
     02
                                   13.25       49805.13     2
                                     242   123         160231
                                     237    04 $171,000 02/02/17
               CA      95476                 1      12/15/96






               MENCARELLI                   31
     478705251 11661  CALLE PARACHO              50000.
     2549101   SAN DIEGO
     02
                                   13.75       49567.29     2
                                     181   125         198344
                                     175    14 $200,000 12/27/11
               CA      92128                 1      11/22/96

               CATER JR.                    29
     478944354 11671  MOUNTAIN ROAD              23000.

     2549102   PINON HILLS
     02
                                   14.99       22889.10     2
                                     241   125          96722
                                     231    14  $96,000 08/01/16
               CA      92371                 1      07/16/96

               DAVIS                        20
     4801      1150  HIGHWAY 18 SOUTH            30000.

     2549103   MORAVIAN FALLS
     02
                                   16.25       29985.28     2
                                     302   126          43813
                                     298    14  $59,000 03/15/22
               NC      28654                 1      01/13/97

               SMITH                        28
     480701521 708  WEST 43RD AVENUE             25000.

     2549104   KENNEWICK
     02
                                   17.99       24967.54     2
                                     300   101          85577
                                     294    14 $110,000 11/27/21
               WA      99337                 1      11/22/96

               LEIDIG                       45
     480884179 24750  EDELWEISS DRIVE            50000.

     2549105   CRESTLINE
     02
                                   14.50       49931.12     2
                                     302   116         136956
                                     296    14 $162,500 01/15/22
               CA      92325                 1      11/19/96

               HUERTA                       23
     4820      31908  NORTH EMERALD LANE         63000.

     2549106   CASTAIC
     02
                                   14.00       62952.99     2
                                     301   107          91281
                                     298    14 $145,000 03/13/22
               CA      91310                 1      02/28/97

               KOBERG                       49
     482562768 24232  CASTILLA LANE              50000.

     2549108   MISSION VIEJO
     02
                                   14.25       49302.18     2
                                     301   107         176181
                                     296    14 $213,000 01/15/22
               CA      92691                 1      12/20/96

               HESSE                        44
     482801256 4430  WEST ROCKWOOD DRIVE         15000.

     2549109   TUCSON
     02
                                   16.00       14946.10     2
                                     240   108          97640
                                     234    14 $105,000 11/18/16
               AZ      85741                 1      11/06/96

               COLLINS                      35
     482862222 806  NORTH ARMSTRONG PLACE        61700.

     2549110   BOISE
     02
                                   13.25       61620.38     2
                                     301   124          86824
                                     297    14 $120,500 02/20/22
               ID      83704                 1      01/22/97






               NORRIS                       19
     4829      15925  MAUBERT AVENUE #5          25000.
     2549111   SAN LEANDRO
     02
                                   14.25       24877.77     2
                                     182    96         137000
                                     178    04 $170,000 03/02/12
               CA      94578                 1      01/15/97

               DIAMOND                      28
     999       6950  EL SOL AVENUE               12500.

     2549112   TWENTYNINE PALMS
     02
                                   13.99       12375.63     3
                                     241   100          83565
                                     236    14 $115,000 01/10/17
               CA      92277                 1      12/06/96

               FERGUSON                     29
     483549199 6060  STONEHAND AVENUE            50000.

     2549113   CITRUS HEIGHTS
     02
                                   14.25       49890.47     2
                                     300   125          85731
                                     294    14 $109,000 11/20/21
               CA      95621                 1      11/15/96

               SELMAN                       22
     4837      3571  NEWPORT STREET              65000.

     2549114   DENVER
     02
                                   13.75       64923.41     2
                                     301   117          46027
                                     297    14  $95,700 02/15/22
               CO      80207                 1      01/20/97

               JAYNE                        35
     484401330 10736  WEST VIEW WAY              51500.

     2549115   GRASS VALLEY
     02
                                   13.25       51433.53     2
                                     301   123         170000
                                     297    14 $180,500 02/05/22
               CA      95949                 1      01/22/97

               LEFFLER                      22
     4846      665  COLDBROOK PLACE              50000.

     2549116   SIMI VALLEY
     02
                                   14.25       49857.68     2
                                     301   122         289000
                                     297    14 $279,500 02/17/22
               CA      93065                 1      01/13/97

               COLE JR.                     41
     484847142 552  CARLSBAD STREET              15000.

     2549117   SPRING VALLEY
     02
                                   13.99       14851.37     2
                                     240   113         137700
                                     230    14 $136,000 07/23/16
               CA      91977                 1      07/11/96

               TANG                         43
     485728901 1424  OAKMONT DRIVE               50000.

     2549119   ROSEVILLE
     02
                                   14.50       49513.25     2
                                     180   105         137714
                                     174    14 $180,000 11/26/11
               CA      95661                 1      11/27/96

               PARKER                       18
     4860      8018  KALMIA LANE                 25000.

     2549120   HOME MILLS
     02
                                   15.75       24974.10     2
                                     301   102          83222
                                     297    14 $107,000 02/15/22
               NC      28348                 1      01/24/97






               ISAAC                        38
     486565100 4659  TEXAS STREET #04            33000.
     2549121   SAN DIEGO
     02
                                   13.25       32885.58     2
                                     242    90          38419
                                     236    04  $80,000 01/17/17
               CA      92116                 1      11/19/96

               JOHNSTON                     44
     488480435 25165  JUANITA AVENUE             15000.

     2549122   MORENO VALLEY
     02
                                   14.75       14412.25     2
                                     121    86          57519
                                     110    14  $85,000 07/25/06
               CA      92553                 1      06/26/96

               MONTEGNA                     38
     488821559 24583  WILD CALLA DRIVE           40000.

     2549123   MORENO VALLEY
     02
                                   14.99       39858.38     2
                                     301   101         100512
                                     296    14 $140,000 01/05/22
               CA      92557                 1      12/02/96

               PACKWOOD                     44
     488828050 14168  PEACHTREE LANE             25000.

     2549124   POWAY
     02
                                   14.99       24736.20     2
                                     241    88         128000
                                     233    04 $174,151 10/01/16
               CA      92064                 1      09/24/96

               CASTLE                       24
     4897      1746  ALGONQUIN ROAD              50000.

     2549125   FREDERICK
     02
                                   16.25       49709.37     2
                                     180   124         168262
                                     176    14 $177,405 01/28/12
               MD      21701                 1      01/22/97

               REYNOLDS                     34
     490804718 2836  BELEZZA LANE                30000.

     2549126   HENDERSON
     02
                                   14.49       27517.47     2
                                     180   126         111600
                                     167    14 $113,000 04/19/11
               NV      89014                 1      04/11/96

               TRAN                         26
     490824570 1501  EAST WILSON AVENUE          17100.

     2549127   LAS VEGAS
     02
                                   14.75       16156.46     2
                                     181   104          62263
                                     171    14  $77,000 08/21/11
               NV      89101                 1      07/24/96

               JOHNSON                      17
     4914      8365  BROADWAY #16                30000.

     2549128   LEMON GROVE
     02
                                   13.75       29793.49     2
                                     181   101          85797
                                     177    04 $115,000 02/10/12
               CA      91945                 1      01/05/97

               MITCHELL                     18
     4917      1508  SHAMROCK AVENUE             49000.

     2549129   UPLAND
     02
                                   13.75       48942.25     2
                                     301   106         177479
                                     297    14 $214,000 02/20/22
               CA      91786                 1      01/21/97






               ROBINSON                     33
     491740843 4601  ALDRICH AVENUE NORTH        20000.
     2549130   MINNEAPOLIS
     02
                                   13.75       19952.07     2
                                     301    93          58564
                                     296    14  $85,000 01/15/22
               MN      55412                 1      12/06/96

               RAY                          46
     491821539 15136  JENELL STREET              24900.

     2549131   POWAY
     02
                                   15.49       24376.14     2
                                     240   118         159379
                                     233    14 $157,000 10/15/16
               CA      92064                 1      10/09/96

               ATKINS                       22
     4919      11709  CIMARRON STREET            50000.

     2549132   HAWTHORNE
     02
                                   15.00       49898.57     2
                                     241   109         139047
                                     237    14 $174,000 02/20/17
               CA      90250                 1      01/06/97

               SPENCE                       45
     493581890 1516  PORTSMOUTH LAKE DRIVE       20000.

     2549133   BRANDON
     02
                                   13.99       19899.91     2
                                     241   104          87000
                                     232    14 $103,000 09/26/16
               FL      33511                 1      08/30/96

               SMITH                        43
     493789575 4000  OCEAN BREEZE AVENUE         25500.

     2549134   BAKERSFIELD
     02
                                   14.99       25431.03     2
                                     300   125         111823
                                     292    14 $109,900 09/18/21
               CA      93313                 1      09/07/96

               GLASS                        19
     4938      5843  RIDGEBROOK DRIVE            75000.

     2549135   AGOURA HILLS
     02
                                   13.25       74777.74     2
                                     300    95         400000
                                     296    14 $504,000 01/15/22
               CA      91301                 1      01/07/97

               WOLFINGTON                   16
     4949      110  FORD STREET                  42100.

     2549136   BELMONT
     02
                                   15.25       42022.47     2
                                     301   123          56216
                                     298    14  $80,000 03/15/22
               NC      28012                 1      02/28/97

               BEAUREGARD                   23
     4954      1931  NORTH MAPLE STREET          56500.

     2549137   BURBANK
     02
                                   15.75       56453.98     2
                                     301   125         153024
                                     297    14 $168,000 02/17/22
               CA      91505                 1      01/28/97

               HAYS                         22
     495668245 921  E. REDWOOD CIRCLE            30000.

     2549138   HANFORD
     02
                                   12.99       29869.26     2
                                     301   111         168525
                                     293    14 $180,000 10/16/21
               CA      93230                 1      09/11/96






               GENTRY                       40
     495702275 4971  MT ASHMUN DRIVE             60000.
     2549139   SAN DIEGO
     02
                                   13.75       58931.03     2
                                     181   126         171900
                                     171    14 $185,500 08/01/11
               CA      92111                 1      07/12/96

               CHAHAL                       23
     4963      3251  SOUTHWYCKE TERRACE          73000.

     2549140   FREMONT
     02
                                   14.25       72947.97     2
                                     301   114         226800
                                     297    14 $265,000 02/26/22
               CA      94536                 1      01/17/97

               WELTY                        46
     496583018 2834  MOUNT PLEASANT STREET       25000.

     2549141   ST. LOUIS
     02
                                   13.99       24723.43     1
                                     241    81              0
                                     231    14  $31,000 08/20/16
               MO      63111                 3      07/16/96

               STEVENS                      18
     4966      909  PENNY CIRCLE                 39600.

     2549142   CASSATT
     02
                                   13.25       39548.92     2
                                     302   105          33371
                                     298    14  $70,000 03/08/22
               SC      29032                 1      01/31/97

               SLATER                       17
     1013      4619  THORMAN AVENUE              45000.
               NORTHEAST
     2549143   KEIZER
     02
                                   13.75       44854.26     2
                                     241   125          80000
                                     236    14 $100,000 01/28/17
               OR      97303                 1      12/13/96

               BURNS                        17
     4981      6485  ALBATROSS STREET            33000.

     2549144   VENTURA
     02
                                   15.00       32971.19     2
                                     301    99         138750
                                     298    14 $173,500 03/10/22
               CA      93003                 1      02/05/97

               SEABAUGH                     44
     498567511 6030  WEST TEMPE AVENUE           38500.

     2549145   VISALIA
     02
                                   14.25       38383.66     2
                                     241   126         109188
                                     236    14 $118,000 01/15/17
               CA      93277                 1      12/17/96

               SCHLOSSER                    22
     4989      1939  S. SHERMAN STREET           15000.

     2549146   DENVER
     02
                                   13.75       14988.29     2
                                     301   101         129258
                                     298    14 $144,000 03/26/22
               CO      80210                 1      02/19/97

               LERMA                        23
     4990      12421  REDROCK ROAD               75000.

     2549147   VICTORVILLE
     02
                                   13.75       74941.42     2
                                     302   125         108249
                                     298    14 $147,000 03/11/22
               CA      92392                 1      01/11/97






               DECENA                       20
     4992      917  EAST NORWOOD PLACE           62500.
     2549148   ALHAMBRA
     02
                                   14.00       61952.83     2
                                     302   118         195558
                                     298    14 $220,000 03/05/22
               CA      91801                 1      01/16/97

               LEWIS JR.                    42
     499544654 161  OUTRIGGER DRIVE              34618.

     2549149   VALLEJO
     02
                                   14.75       34572.43     2
                                     301   125         179132
                                     295    14 $171,000 12/25/21
               CA      94591                 1      11/15/96

               MIMMS                        41
     499765368 305  W. PAUL AVENUE               35600.

     2549150   CLOVIS
     02
                                   14.99       35543.63     2
                                     302   116         160211
                                     294    14 $170,000 11/01/21
               CA      93612                 1      09/29/96

               ARAGON                       17
     4999      11618  MARION STREET              35000.

     2549151   NORTH GLENN
     02
                                   14.25       34987.61     2
                                     302   124         107028
                                     298    14 $115,000 03/15/22
               CO      80233                 1      01/22/97

               GILLIT JR.                   21
     5007      2828  EAST ORANGEBURG AVENUE      50000.

     2549152   MODESTO
     02
                                   15.00       49695.15     2
                                     181   122         108000
                                     177    14 $130,000 02/15/12
               CA      95355                 1      01/28/97

               CLARK                        36
     500700734 370  WEST EXETER STREET           48000.

     2549153   GLADSTONE
     02
                                   16.99       47958.02     2
                                     300   125         114500
                                     295    14 $130,000 12/11/21
               OR      97027                 1      12/06/96

               GROSCHE                      45
     501282148 1230  SIXTH STREET NORTHWEST      25000.

     2549155   SALEM
     02
                                   14.99       24960.39     2
                                     301    88          39503
                                     296    14  $74,000 01/01/22
               OR      97304                 1      12/23/96

               SCHROEDER                    21
     501529524 15781  ATHOL STREET               16000.

     2549156   FONTANA
     02
                                   15.99       15912.46     2
                                     241    72          54448
                                     232    14  $98,000 09/10/16
               CA      92335                 1      08/07/96

               JOHNSON                      30
     501588721 4406  NORTHEAST 26TH COURT        75000.

     2549157   VANCOUVER
     02
                                   16.99       74935.14     2
                                     301   118         183000
                                     296    14 $220,000 01/01/22
               WA      98663                 1      12/26/96






               JENSEN                       18
     5016      1916  NE 49TH AVENUE              75000.
     2549158   PORTLAND
     02
                                   12.99       74822.80     2
                                     240   125         108000
                                     238    14 $146,500 03/17/17
               OR      97213                 1      03/05/97

               RASIC                        16
     5030      4212  CASA LOMA AVENUE            30000.

     2549159   YORBA LINDA
     02
                                   13.75       29643.26     2
                                     122   102         172851
                                     118    14 $200,000 03/05/07
               CA      92686                 1      01/30/97

               LEWIS                        21
     5035      7831  QUILL POINT DRIVE           30000.

     2549161   BOWIE
     02
                                   15.99       29876.02     2
                                     180   114         175000
                                     177    14 $180,000 02/27/12
               MD      20720                 1      02/18/97

               FUJII                        18
     5038      2751  POINTE COUPEE               26000.

     2549163   CHINO HILLS
     02
                                   12.99       25904.79     2
                                     182   105         191153
                                     178    14 $208,000 03/15/12
               CA      91709                 1      01/31/97

               FRANKFURTH                   46
     503845969 5094  BAXTER STREET               35000.

     2549164   SAN DIEGO
     02
                                   14.25       34770.42     2
                                     181   123         132531
                                     176    14 $137,000 01/15/12
               CA      92117                 1      12/09/96

               ALDREN                       30
     503881351 602  BROOKWOOD RD.                40000.

     2549165   ROSEVILLE
     02
                                   14.99       39917.46     2
                                     301   125         121734
                                     293    14 $130,000 10/22/21
               CA      95678                 1      09/17/96

               HUBILLA                      22
     5039      3483  TEBO COURT                  69000.

     2549166   SAN DIEGO
     02
                                   14.25       68925.79     2
                                     301   123         120721
                                     297    14 $155,000 02/21/22
               CA      92154                 1      01/15/97

               BENTLEY                      37
     5039491031 35930  MISSION BOULEVARD         15000.

     2549167   FREMONT
     02
                                   11.99       14671.23     2
                                     181   105         134206
                                     169    14 $142,128 06/20/11
               CA      94536                 1      05/01/96

               STARKEY                      41
     504460571 73812  MASSON STREET              40000.

     2549168   PALM DESERT
     02
                                   13.75       39426.71     2
                                     241   126         131264
                                     232    14 $137,000 09/19/16
               CA      92260                 1      08/29/96






               GONZALES                     15
     5050      2636  HOWARD AVENUE               25000.
     2549169   SAN DIEGO
     02
                                   14.50       24744.39     2
                                     241   123          72936
                                     237    14  $80,000 02/16/17
               CA      92104                 1      01/08/97

               VARGAS                       44
     505048646 2153  SOUTHEAST 53RD AVENUE       25000.

     2549170   HILLSBORO
     02
                                   14.75       24587.26     2
                                     300   119         110309
                                     292    14 $114,125 09/20/21
               OR      97123                 1      09/13/96

               KELLY                        22
     1028      7  BELLA ALIZA                    50000.

     2549171   LAKE ELSINORE
     02
                                   15.99       49625.63     2
                                     302   121         144493
                                     294    14 $161,000 11/01/21
               CA      92530                 1      09/20/96

               MORGAN                       30
     505525570 7534  EL FERROL WAY               70000.

     2549172   BUENA PARK
     02
                                   14.25       69422.66     2
                                     182   125         160275
                                     176    14 $185,000 01/15/12
               CA      92620                 1      11/01/96

               SCHMIDT                      43
     505641614 14  NOME WAY #C                   40000.

     2549173   AURORA
     02
                                   14.99       39890.92     2
                                     242   124          58936
                                     236    14  $80,000 01/15/17
               CO      80012                 1      11/22/96

               TRUPP                        17
     5069      24720  FLATIRON COURT             53800.

     2549175   TEHACHAPI
     02
                                   13.25       53777.11     2
                                     301    39          42240
                                     299    14 $250,000 04/15/22
               CA      93561                 1      03/06/97

               APPLEBAUM                    20
     5074      28080  NORTH VALCOUR DRIVE        75000.

     2549176   SANTA CLARITA
     02
                                   14.75       74868.97     2
                                     301   121         262574
                                     297    14 $280,000 02/16/22
               CA      91351                 1      01/16/97

               KNIGHT                       39
     507947876 6536  PENROSE LANE                31500.

     2549177   LAS VEGAS
     02
                                   15.49       31323.22     2
                                     240   126         106446
                                     232    14 $110,000 09/25/16
               NV      89107                 1      09/16/96

               TAIT                         27
     5080      1099  S. RIMWOOD DRIVE            75000.

     2549178   ANAHEIM HILLS
     02
                                   12.25       74923.25     2
                                     302   110         203200
                                     299    14 $254,000 04/15/22
               CA      92807                 1      02/24/97






               CRABTREE                     19
     508620281 3363 W 109TH CIRCLE               24999.
     2549179   WESTMINSTER
     02
                                   17.75       24744.33     2
                                     181   104         262408
                                     172    14 $276,645 09/01/11
               CO      80030                 1      08/15/96

               JINDRA                       52
     508624000 3915  PROSPECT AVENUE             75000.

     2549180   LOS ANGELES
     02
                                   12.75       74576.27     2
                                     180   125         263918
                                     177    14 $272,000 02/12/12
               CA      90027                 1      02/05/97

               TRIFUNOVICH                  34
     508665808 11735  TENNESSEE AVE.             25000.

     2549181   LOS ANGELES
     02
                                   15.99       24936.50     2
                                     301   102         184000
                                     293    14 $205,000 10/07/21
               CA      90004                 1      09/11/96

               WATTS                        49
     5099      21861  CALABAZA                   65000.

     2549182   MISSION VIEJO
     02
                                   14.25       64930.10     2
                                     301   125         161781
                                     297    14 $181,500 02/18/22
               CA      92691                 1      01/20/97

               MCKINLEY                     10
     5106      4543  WEST IVANHOE STREET         50000.

     2549183   CHANDLER
     02
                                   14.75       49766.37     2
                                     181   119          98090
                                     177    14 $125,000 02/15/12
               AZ      85226                 1      01/17/97

               FULLMER                      12
     5112      7706  IVY HOLLOW DRIVE            25000.

     2549184   CHARLOTTE
     02
                                   15.25       24963.15     2
                                     301    90         118000
                                     297    14 $160,000 02/19/22
               NC      28227                 1      01/23/97

               MOORE                        22
     5122      10390  TUMBLEWEED DRIVE #6        48000.

     2549185   THORNTON
     02
                                   13.99       47964.11     2
                                     301   121          44949
                                     298    14  $77,000 03/15/22
               CO      80229                 1      02/14/97

               MILLER                       39
     512421158 21307  50TH DR. SE                50000.

     2549186   WOODINVILLE
     02
                                   15.25       49834.69     2
                                     240    92         187692
                                     235    14 $260,000 12/13/16
               WA      98072                 1      12/09/96

               FADER                        28
     512449095 24  FAIRWAY CT.                   36800.

     2549187   PITTSBURG
     02
                                   14.99       36341.34     2
                                     241   126         130722
                                     229    14 $134,000 06/01/16
               CA      94565                 1      05/24/96






               HORRELL                      21
     5134      23  SUMMERGLEN COURT              36000.
     2549188   ASHEVILLE
     02
                                   16.25       35855.50     2
                                     181   124          74945
                                     178    14  $90,000 03/21/12
               NC      28806                 1      02/05/97

               HASTINGS                     42
     515402926 7541  PRAIRIE MOUND WAY           18000.

     2549189   SAN DIEGO
     02
                                   13.99       17833.06     2
                                     181   116         144111
                                     174    14 $140,000 11/15/11
               CA      92139                 1      10/23/96

               FLEENOR                      16
     5155      11562  ORCHID AVENUE              45000.

     2549190   HESPERIA
     02
                                   14.50       45000.00     2
                                     242   124         143000
                                     238    14 $152,500 03/21/17
               CA      92345                 1      01/25/97

               GARCIA                       21
     5156      12638  JUNEBERRY COURT            32000.

     2549191   MORENO VALLEY
     02
                                   13.25       31885.72     2
                                     182    95         105218
                                     178    14 $145,000 03/02/12
               CA      92553                 1      01/28/97

               PENN                         40
     515821854 1073  VAUGHN STREET               35650.

     2549192   AURORA
     02
                                   13.75       35463.80     2
                                     301   125          70600
                                     295    14  $85,000 12/28/21
               CO      80011                 1      11/22/96

               MELTON                       23
     5162      4606  NORTHWEST APACHE COURT      66000.

     2549193   RIVERSIDE
     02
                                   14.50       65954.90     2
                                     301   125         118244
                                     298    14 $148,000 03/28/22
               MO      64150                 1      02/05/97

               MARTIN                       32
     516424058 6204  WESTPARK DRIVE              51150.

     2549194   OKLAHOMA CITY
     02
                                   13.50       51086.92     2
                                     301   125          55992
                                     297    14  $86,000 02/24/22
               OK      73142                 1      01/24/97

               O'ROURKE-BABB                44
     516625239 1666  EAST EIGHTH STREET          35000.

     2549195   CHICO
     02
                                   13.25       34297.03     2
                                     301   103         166000
                                     296    14 $197,000 01/12/22
               CA      95928                 1      12/06/96

               WILLIAMS                     43
     516784729 704  56TH STREET SOUTH            42000.

     2549196   GREAT FALLS
     02
                                   14.50       41786.55     2
                                     241   118          62766
                                     234    14  $89,000 11/27/16
               MT      59405                 1      10/12/96






               MAGEE                        21
     516802358 512  NORTH BOISE AVENUE           25000.
     2549197   EMMETT
     02
                                   15.99       24878.73     2
                                     241   120          70466
                                     234    14  $80,000 11/07/16
               ID      83617                 1      10/11/96

               DUNN                         13
     5170      1013  WINDWARD PASSAGE            48782.

     2549199   KNIGHTDALE
     02
                                   14.75       48529.99     2
                                     181   119         102000
                                     178    14 $127,000 03/23/12
               NC      27545                 1      02/01/97

               WOODS                        17
     5174      1367  CALLE PIMIENTO              50000.

     2549200   THOUSAND OAKS
     02
                                   14.75       49767.13     2
                                     182   118         186479
                                     178    14 $202,000 03/01/12
               CA      91360                 1      01/27/97

               CLARK                        40
     517507545 621  APPERSON STREET              25000.

     2549201   OREGON CITY
     02
                                   15.75       24936.40     2
                                     300   123         130536
                                     291    14 $127,020 08/21/21
               OR      97045                 1      08/09/96

               JENS                         27
     517547232 3315  COMSTOCK STREET             72000.

     2549202   MILES CITY
     02
                                   13.25       71555.77     2
                                     241   126          64650
                                     233    14 $109,000 10/11/16
               MT      59301                 1      09/18/96

               ASHLOCK                      45
     517560503 8408  NE 59TH CIRCLE              71000.

     2549203   VANCOUVER
     02
                                   13.75       70828.55     2
                                     242   126         107357
                                     237    14 $142,600 02/15/17
               WA      98662                 1      12/27/96

               CRUM                         46
     517562483 9405  SOUTHWEST MARTHA STREET     75000.

     2549204   TIGARD
     02
                                   15.99       74880.87     2
                                     300   123         113000
                                     294    14 $153,000 11/14/21
               OR      97224                 1      11/08/96

               RICHARDS                     32
     517600411 125  NORTH 16TH AVENUE            45000.

     2549206   POCATELLO
     02
                                   14.50       44834.81     2
                                     242   109         120346
                                     235    14 $152,000 12/10/16
               ID      83201                 1      10/14/96

               MC GUIRE                     45
     517604894 757  SHERWOOD DRIVE               50000.

     2549207   OCEANSIDE
     02
                                   14.99       49533.68     2
                                     180   121         166176
                                     175    14 $179,625 12/12/11
               CA      92054                 1      12/03/96






               ELLIS                        46
     517705894 433  2ND AVENUE WEST              25000.
     2549208   KALISPELL
     02
                                   16.75       24965.56     2
                                     300    96          84400
                                     293    14 $114,000 10/28/21
               MT      59901                 1      10/23/96

               MOHN                         38
     517888052 5724  SOUTH OLEARIA PLACE         24000.

     2549209   BOISE
     02
                                   15.99       23913.59     2
                                     241   124          93649
                                     234    14  $95,385 11/14/16
               ID      83705                 1      10/15/96

               DRKULA                       39
     518133859 1025  VINE AVENUE                 24900.

     2549210   IDAHO FALLS
     02
                                   14.25       24854.83     2
                                     300   120          64370
                                     295    14  $75,000 12/15/21
               ID      83402                 1      12/06/96

               STOVER                       45
     518328739 22863  WING ELM CIRCLE            40000.

     2549211   WILDOMAR
     02
                                   11.99       38966.57     2
                                     300   121         170125
                                     292    14 $175,000 09/27/21
               CA      92595                 1      09/09/96

               BARTLEY                      43
     518369686 609  SOUTH LINDEN                 33000.

     2549212   RUPERT
     02
                                   15.99       32825.03     2
                                     301   120          31803
                                     294    14  $54,207 11/06/21
               ID      83350                 1      10/10/96

               CASPER                       42
     518580879 2191  CALICO DRIVE                20000.

     2549213   IDAHO FALLS
     02
                                   14.25       19902.19     2
                                     181   108          82596
                                     176    14  $95,000 01/15/12
               ID      83402                 1      12/06/96

               HAWKS                        30
     518645826 2221  YORK AVENUE                 39995.

     2549214   NAMPA
     02
                                   13.25       39561.06     2
                                     180    98          77597
                                     175    14 $120,000 12/24/11
               ID      83686                 1      12/10/96

               BURNQUIST                    44
     518664941 6428  LARRY WAY                   40000.

     2549215   NORTH HIGHLANDS
     02
                                   14.49       39822.45     2
                                     241   124          67397
                                     234    14  $87,000 11/15/16
               CA      95660                 1      10/29/96

               WILKINS III                  21
     5187      2601  GLENN COURT                 30000.

     2549216   HUNTINGTOWN
     02
                                   14.75       29970.57     2
                                     300   119         164757
                                     297    14 $165,000 02/18/22
               MD      20639                 1      02/11/97






               GROVE                        33
     518882379 3308  EDGEMOOR ROAD               22000.
     2549218   BOISE
     02
                                   14.75       21630.20     2
                                     181   112          66308
                                     171    14  $79,000 08/01/11
               ID      83703                 1      07/19/96

               SEAGRAVES                    33
     518988125 102  VIA CONTENTO                 30000.

     2549219   RANCHO SANTA MARGARITA
     02
                                   13.75       29715.60     2
                                     180    99         110334
                                     175    04 $142,000 12/22/11
               CA      92688                 1      12/12/96

               DAGUE                        34
     519549694 681  DARRELL STREET               46000.

     2549220   COSTA MESA
     02
                                   14.50       45933.66     2
                                     241   125         172358
                                     237    14 $175,000 02/20/17
               CA      92627                 1      01/13/97

               CRABB                        38
     519683672 1012  EAST LINCOLN AVENUE         33800.

     2549221   NAMPA
     02
                                   13.25       33741.52     2
                                     302   115          47404
                                     297    14  $71,000 02/02/22
               ID      83686                 1      12/24/96

               CLAWSON                      34
     519689133 19818  E. PRENTICE AVENUE         60000.

     2549222   AURORA
     02
                                   13.25       59676.83     2
                                     182   121         138166
                                     177    14 $164,000 02/15/12
               CO      80015                 1      12/26/96

               FULLERTON                    27
     519740014 2222  CHERRY STREET               20000.

     2549223   CALDWELL
     02
                                   13.25       19755.07     2
                                     121   115          77706
                                     117    14  $85,000 02/15/07
               ID      83605                 1      01/16/97

               ROMJUE                       40
     519762839 145  NORTHEAST 28TH AVENUE        11000.

     2549225   HILLSBORO
     02
                                   15.75       10508.85     2
                                     120   114          67000
                                     111    14  $69,000 08/16/06
               OR      97124                 1      08/09/96

               COOK                         46
     519783076 4731  EAST ROCKBURY COURT         39900.

     2549226   MERIDIAN
     02
                                   13.75       39836.92     2
                                     301   126         176000
                                     297    14 $172,200 02/04/22
               ID      83642                 1      01/03/97

               Hurd                         23
     5198      9064  SHELL ROAD                  75000.

     2549227   MARYSVILLE
     02
                                   13.75       74941.42     2
                                     301   111         134000
                                     298    14 $189,000 03/06/22
               CA      95901                 1      02/01/97






               GOODMAN                      41
     519902574 1220  ASPEN AVENUE                31500.
     2549229   COLORADO SPRINGS
     02
                                   15.25       31349.03     2
                                     181   125          55779
                                     177    14  $70,000 02/15/12
               CO      80906                 1      01/15/97

               HOSBURG                      21
     520341187 25289  MADRONE COURT              30000.

     2549230   MURRIETA
     02
                                   12.99       29791.82     2
                                     241   115         106907
                                     233    14 $120,000 10/01/16
               CA      92362                 1      09/20/96

               MARTINSON                    46
     520644875 2911  SOUTH BRIARWOOD COURT       39000.

     2549231   PUYALLUP
     02
                                   15.75       38935.25     2
                                     300   125         102063
                                     294    14 $113,000 11/15/21
               WA      98374                 1      11/07/96

               HAYNES                       45
     520726302 1780  N. LESLIE STREET            26000.

     2549232   PAHRUMP
     02
                                   14.99       25950.24     2
                                     301   126          93070
                                     291    14  $95,000 08/02/21
               NV      89048                 1      07/26/96

               AZEVEDO                      13
     5208      4781  EAST HOCHDERFFER            60000.

     2549233   LATON
     02
                                   13.99       59907.10     2
                                     241   121          60800
                                     238    14 $100,000 03/10/17
               CA      93242                 1      02/11/97

               WOLFE                        33
     520822315 24871  LAKEFIELD STREET           25000.

     2549234   LAKE FOREST
     02
                                   15.25       24613.61     2
                                     181    93         136259
                                     170    14 $175,000 07/10/11
               CA      92630                 1      06/27/96

               DEGRAVE                      25
     5210      20851  GLENCAIRN LANE             65000.

     2549235   HUNTINGTON BEACH
     02
                                   13.75       64923.41     2
                                     301   109         180250
                                     297    14 $225,000 02/20/22
               CA      92646                 1      01/28/97

               LEWIS                        30
     521111696 9848  MONROE STREET               50000.

     2549236   THORNTON
     02
                                   14.75       49666.17     2
                                     301   109          86067
                                     297    14 $125,000 02/25/22
               CO      80229                 1      01/16/97

               ALBERT MOORE                 39
     521195280 1090  HONEY LOCUST COURT          16000.

     2549237   COLORADO SPRINGS
     02
                                   14.50       15678.27     2
                                     180   101          78468
                                     174    14  $94,000 11/16/11
               CO      80904                 1      11/08/96






               GAMMILL                      45
     521258110 426  EAST AVENUE R-4              25000.
     2549238   PALMDALE
     02
                                   13.99       24020.22     2
                                     241   117          80974
                                     231    14  $91,159 08/02/16
               CA      93550                 1      07/09/96

               MORERA                       43
     521476596 5063  HILLTOP DR.                 25000.

     2549239   EL SOBRANTE
     02
                                   15.99       24806.66     2
                                     182   117         120816
                                     173    14 $125,000 10/08/11
               CA      94803                 1      08/31/96

               FELLERS                      29
     521807259 1666  SOUTH FRASER WAY            39000.

     2549240   AURORA
     02
                                   14.25       38917.08     2
                                     301   123         115030
                                     296    14 $126,000 01/25/22
               CO      80012                 1      12/17/96

               KOWALCZYK                    40
     521820569 4868  GRANT STREET                25000.

     2549241   DENVER
     02
                                   15.99       24881.75     2
                                     241    78          51297
                                     232    14  $98,700 09/23/16
               CO      80216                 1      08/23/96

               BOILLOT                      45
     521868879 3  BELLFLOWER                     75000.

     2549242   LITTLETON
     02
                                   15.50       74760.55     2
                                     242   111         133509
                                     236    14 $189,000 01/02/17
               CO      80127                 1      11/20/96

               MCCARTHY                     43
     521880908 14567  SILLA STREET               61700.

     2549243   POWAY
     02
                                   13.99       61321.06     2
                                     300   118         120387
                                     295    14 $155,000 12/12/21
               CA      92064                 1      12/04/96

               LALLY                        35
     521904561 2993  FOUNTAIN HILL COURT         39000.

     2549244   WATKINS
     02
                                   14.25       38958.06     2
                                     302   125         173351
                                     297    14 $170,500 02/15/22
               CO      80137                 1      12/30/96

               LALLI                        33
     521905790 2201  RAMSGATE DR. #118           25000.

     2549245   HENDERSON
     02
                                   15.99       24967.12     2
                                     301   125          73748
                                     294    04  $79,500 11/07/21
               NV      89014                 1      10/14/96

               KILE                         34
     521909623 1930  LEICESTER WAY               25000.

     2549246   FORT COLLINS
     02
                                   13.75       24898.19     2
                                     241   119          81481
                                     235    14  $90,000 12/21/16
               CO      80526                 1      11/23/96






               ANDERSON                     25
     521920967 532  SW 317TH PLACE               40000.
     2549247   FEDERAL WAY
     02
                                   15.99       39947.35     2
                                     300   125         126500
                                     291    14 $134,000 08/13/21
               WA      98023                 1      08/01/96

               POWELL                       36
     522029315 348  SYLVIA AVENUE                75000.

     2549248   MILPITAS
     02
                                   13.25       74836.92     2
                                     302   124         141000
                                     296    14 $175,000 01/02/22
               CA      95035                 1      11/07/96

               WRIGHT                       42
     522089348 125  EAST TENNYS DRIVE            50000.

     2549249   BENICIA
     02
                                   14.50       49510.89     2
                                     241   107         184819
                                     232    14 $221,000 09/16/16
               CA      94510                 1      08/01/96

               SPURRIER                     46
     522214756 960  EAST MORELOS STREET          24900.

     2549250   CHANDLER
     02
                                   17.99       24636.86     2
                                     181   123         103702
                                     171    14 $105,376 08/01/11
               AZ      85225                 1      07/17/96

               WITZ                         34
     522233095 340  SOUTH BECKY LANE             18750.

     2549251   BEATTY
     02
                                   15.49       18664.95     2
                                     240   126          75029
                                     232    14  $75,000 09/25/16
               NV      89003                 1      09/10/96

               KROMMINGA                    23
     522417298 2845  EAST OAKMONT AVENUE         20000.

     2549252   ORANGE
     02
                                   12.99       19687.23     2
                                     181   111         140689
                                     170    14 $145,706 07/05/11
               CA      92667                 1      06/19/96

               GUILFORD                     53
     522482551 413  LIVINGSTON AVENUE            75000.

     2549253   PLACENTIA
     02
                                   15.25       74863.33     2
                                     300   110         182766
                                     294    14 $236,000 11/18/21
               CA      92870                 1      11/02/96

               SENAY                        20
     5227      951  SPINEL AVENUE                64500.

     2549254   EL CAJON
     02
                                   12.99       64442.17     2
                                     302   126         164000
                                     298    14 $182,500 03/15/22
               CA      92021                 1      01/15/97

               ROTH                         24
     522749660 24560  BANDIT WAY                 34100.

     2549255   CORONA
     02
                                   15.49       33898.61     2
                                     240   125          85457
                                     229    14  $96,000 06/14/16
               CA      91719                 1      06/14/96






               GIBBS                        40
     522849264 31801  NATIONAL PARK DRIVE        70000.
     2549256   LAGUNA NIGUEL
     02
                                   15.25       69367.32     2
                                     180   105         192160
                                     173    14 $250,000 10/28/11
               CA      92667                 1      10/18/96

               JOHNSON                      42
     522944361 1523  EAST SOUTHERN HOMESTEAD     34950.
               D
     2549257   ENOCH
     02
                                   14.99       34805.29     2
                                     241   125          77550
                                     233    14  $90,000 10/16/16
               UT      84720                 1      09/26/96

               RUSS                         41
     523022110 1679  S. ESPANA WAY               75000.

     2549258   AURORA
     02
                                   13.75       74911.62     2
                                     301   119          69842
                                     297    14 $122,000 02/15/22
               CO      80017                 1      01/08/97

               Wittman                      31
     523118047 2031  RAINDANCE WAY               25000.

     2549259   LAS VEGAS
     02
                                   13.99       24788.58     2
                                     181   108          92808
                                     176    14 $110,000 01/28/12
               NV      89109                 1      12/13/96

               GONZALES                     33
     523150576 2105  B CORONADO PARKWAY          25000.

     2549260   THORNTON
     02
                                   16.75       24768.20     2
                                     181   117          47514
                                     173    14  $62,000 10/01/11
               CO      80229                 1      09/17/96

               GREEN                        20
     5232      3857  DALE PLACE                  25000.

     2549261   OAKLAND
     02
                                   15.25       24961.21     2
                                     242   113         135000
                                     238    14 $142,000 03/15/17
               CA      94619                 1      01/25/97

               FRENG                        25
     523333378 11780  N. SHERMAN STREET          22000.

     2549262   NORTHGLENN
     02
                                   16.75       21737.21     2
                                     181   103          89635
                                     172    14 $109,000 09/01/11
               CO      80233                 1      08/19/96

               TRAN                         46
     523334642 11207  NORTHEAST 119TH STREET     20000.

     2549263   VANCOUVER
     02
                                   16.99       19987.13     2
                                     301   101         177300
                                     296    14 $197,000 01/01/22
               WA      98662                 1      12/26/96

               TARVIN                       21
     1021      21395  VIA DEL LOBO               75000.

     2549264   YORBA LINDA
     02
                                   13.75       74881.48     2
                                     301   116         155823
                                     296    14 $200,500 01/15/22
               CA      92887                 1      12/06/96






               AYALA JR.                    42
     523386321 25168  STEINER DRIVE              20000.
     2549265   HEMET
     02
                                   13.99       19954.07     2
                                     300   124          98281
                                     292    14  $95,490 09/26/21
               CA      92544                 1      09/03/96

               BOCHMANN                     27
     523702511 524  GREENBRIAR STREET            23000.

     2549266   FRUITA
     02
                                   14.25       22638.15     2
                                     121   103          47946
                                     117    14  $69,000 02/27/07
               CO      81521                 1      01/24/97

               MARTINEZ                     44
     523823087 3115  W. GRACIOSA LANE            31000.

     2549269   ANAHEIM
     02
                                   13.75       30495.01     2
                                     240   101         180000
                                     236    14 $210,000 01/15/17
               CA      92804                 1      01/06/97

               VIGIL                        44
     523922487 3635  WEST AMHERST AVENUE         34600.

     2549270   DENVER
     02
                                   14.25       34135.14     2
                                     181   118         107383
                                     172    14 $121,000 09/01/11
               CO      80236                 1      08/13/96

               LUCERO                       30
     523946398 6660  ONEIDA STREET               21500.

     2549271   COMMERCE CITY
     02
                                   14.50       21164.39     2
                                     181   126          78511
                                     173    14  $80,000 10/01/11
               CO      80022                 1      09/25/96

               JARAMILLO                    46
     523949390 5429  PERCY STREET                50000.

     2549272   LOS ANGELES
     02
                                   14.25       49415.74     2
                                     181   117         127070
                                     173    14 $152,000 10/03/11
               CA      90022                 1      09/10/96

               RAICHL                       37
     523967488 2741  STRAUS LANE                 43000.

     2549273   COLORADO SPRINGS
     02
                                   15.25       42759.37     2
                                     182   125          63804
                                     177    14  $86,000 02/15/12
               CO      80907                 1      12/26/96

               BOIES                        44
     523968564 12250  MAGNOLIA WAY               35000.

     2549274   BRIGHTON
     02
                                   13.75       34915.38     2
                                     241   123          82722
                                     237    14  $96,000 02/15/17
               CO      80601                 1      01/02/97

               CONDER                       43
     524083001 9119  NORTHEAST 79TH COURT        39000.

     2549275   VANCOUVER
     02
                                   14.50       38620.91     2
                                     180   119         137975
                                     174    14 $148,900 11/14/11
               WA      98662                 1      11/06/96






               PARKER                       22
     524177454 2131  HUDSON AVENUE               41000.
     2549277   RICHLAND
     02
                                   14.25       40921.87     2
                                     300   122         140442
                                     295    14 $149,500 12/15/21
               WA      99352                 1      12/10/96

               GADBURY                      44
     524231025 11770  ACOMA STREET               45000.

     2549278   DENVER
     02
                                   14.25       44967.93     2
                                     302   124          91433
                                     297    14 $110,700 02/15/22
               CO      80234                 1      12/27/96

               TITUS                        37
     524334523 4501  STANDING BLUFF WAY          20000.

     2549279   LAS VEGAS
     02
                                   15.49       19161.17     2
                                     240   108         109541
                                     232    14 $120,000 09/18/16
               NV      89130                 1      09/10/96

               VILLANUEVA JR.               22
     5246      1353  S. ALTHEA AVENUE            48550.

     2549280   RIALTO
     02
                                   15.50       48522.55     2
                                     301   117         115036
                                     298    14 $140,000 03/01/22
               CA      92316                 1      02/16/97

               PURDIE                       21
     5248      12814  CUNNINGHILL COVE ROAD      45000.

     2549281   BALTIMORE
     02
                                   16.99       44970.99     2
                                     301   115         115000
                                     298    14 $140,000 03/04/22
               MD      21220                 1      02/27/97

               ANDERSON                     31
     524803388 228  TONALEA AVENUE               22000.

     2549282   HENDERSON
     02
                                   12.99       21795.84     2
                                     240   126          78221
                                     231    14  $80,000 08/14/16
               NV      89015                 1      08/01/96

               DONOVAN JR.                  38
     524940183 5319  HONDA AVENUE UNIT E.        36000.

     2549283   ATASCADERO
     02
                                   13.25       35408.94     2
                                     122   102         121095
                                     117    04 $155,000 02/20/07
               CA      93423                 1      12/18/96

               WEBER                        43
     524946099 227  BEATTIE STREET               21000.

     2549284   STERLING
     02
                                   14.25       20969.74     2
                                     301    96          21827
                                     296    14  $45,000 01/05/22
               CO      80751                 1      12/19/96

               STONE                        21
     5252      8603  TRAIL VIEW DRIVE            73000.

     2549285   ELLICOTT CITY
     02
                                   16.25       72706.79     2
                                     180   125         220642
                                     177    14 $235,000 02/25/12
               MD      21043                 1      02/20/97






               GARCIA                       20
     5256      212  AZURE COURT                  34425.
     2549287   UPLAND
     02
                                   13.75       34398.09     2
                                     302   125         137762
                                     298    14 $137,750 03/10/22
               CA      91786                 1      01/29/97

               YAO                          23
     5257      5230  ACUNA STREET                67000.

     2549288   SAN DIEGO
     02
                                   12.99       66909.40     2
                                     301   125         117680
                                     297    14 $148,000 02/15/22
               CA      92117                 1      01/10/97

               CORTNER                      12
     5258      12890  FREMONT STREET             50000.

     2549289   YUCAIPA
     02
                                   13.50       49874.30     2
                                     241   109         140342
                                     238    14 $176,000 03/15/17
               CA      92399                 1      02/06/97

               LUCERO                       44
     525846666 7052  WEST CERRITOS AVENUE        13300.

     2549290   STANTON
     02
                                   10.99       13253.39     2
                                     241   100         129333
                                     237    04 $144,000 02/15/17
               CA      90680                 1      01/21/97

               RAUCH                        18
     526023724 1900  NORTHEAST RAINBOW DRIVE     37000.

     2549292   RIDGEFIELD
     02
                                   15.75       36949.10     2
                                     301   125         128000
                                     296    14 $132,000 01/01/22
               WA      98642                 1      12/20/96

               LOTT                         30
     526063418 206  WEST ROMA AVENUE             25000.

     2549293   PHOENIX
     02
                                   13.99       24942.60     2
                                     301   124          66125
                                     293    14  $74,000 10/10/21
               AZ      85013                 1      09/17/96

               NAKAZAWA                     34
     526159282 6805  RADIO DRIVE                 35000.

     2549294   SAN DIEGO
     02
                                   13.99       34652.00     2
                                     242   116          91098
                                     232    14 $108,978 09/01/16
               CA      92114                 1      07/25/96

               HOPKINSON                    44
     526332804 6590  CLEARNATES DRIVE            65000.

     2549295   WEST JORDAN
     02
                                   15.00       64915.77     2
                                     302   124          82901
                                     296    14 $120,000 01/04/22
               UT      84084                 1      11/16/96

               KEEME                        46
     526338703 14138  TEDFORD DRIVE              24200.

     2549296   WHITTIER
     02
                                   13.75       24151.90     2
                                     301    91         147194
                                     296    14 $190,000 01/03/22
               CA      90604                 1      12/02/96






               MILLAR                       39
     526357976 116  NORLEN STREET                35000.
     2549297   LAS VEGAS
     02
                                   14.99       29790.89     2
                                     181   123          77864
                                     170    14  $92,000 07/03/11
               NV      89107                 1      06/21/96

               MURRAY                       43
     526383681 7042  EAST PASEO SAN ANDRES       23500.

     2549298   TUCSON
     02
                                   13.75       23462.85     2
                                     302   113          83225
                                     296    14  $95,000 01/10/22
               AZ      85710                 1      11/22/96

               MORENO                       38
     526438622 3202  SOUTH PINAL VISTA           15000.

     2549299   TUCSON
     02
                                   15.99       14825.21     2
                                     181   108          43897
                                     173    14  $55,000 10/22/11
               AZ      85713                 1      09/30/96

               DESPAIN                      31
     526564204 1604  SADLERS WELLS COURT         67500.

     2549300   HERNDON
     02
                                   15.75       67292.01     2
                                     240   125         173005
                                     235    14 $193,000 12/23/16
               VA      20170                 1      12/07/96

               NICHOLS                      44
     5265928191 118  POLK STREET                 30000.

     2549301   OCEANSIDE
     02
                                   15.25       29838.22     2
                                     241   126         125410
                                     232    14 $124,000 09/19/16
               CA      92057                 1      08/19/96

               LAMBARD                      20
     526622760 20276  CASE STREET                27100.

     2549302   CORONA
     02
                                   14.99       27007.72     2
                                     241   122         125471
                                     234    14 $126,000 11/01/16
               CA      91719                 1      10/07/96

               GARCIA                       46
     526637997 163  WEST SAGEBRUSH STREET        17000.

     2549303   GILBERT
     02
                                   13.99       16933.01     2
                                     241   115         113544
                                     234    14 $113,544 11/07/16
               AZ      85233                 1      10/14/96

               GIBSON                       45
     526695402 5716  N. 23RD AVENUE              20000.

     2549304   GLENDALE
     02
                                   16.75       19967.63     2
                                     301    96          95102
                                     292    14 $120,000 09/01/21
               AZ      85015                 1      08/13/96

               PEDREGON                     23
     5267      8413  COMET STREET                50000.

     2549305   RANCHO CUCAMONGA
     02
                                   14.50       49965.95     2
                                     302   121         106565
                                     298    14 $130,000 03/21/22
               CA      91730                 1      01/16/97






               CLUFF                        39
     526749394 18612  70TH STREET COURT KPS      20000.
     2549306   LONG BRANCH
     02
                                   16.75       19789.18     2
                                     181   100          74653
                                     173    14  $95,000 10/01/11
               WA      98351                 1      09/24/96

               ZUPPIGER                     35
     526818690 390  PINNEY LANE                  25000.

     2549307   BIG BEAR LAKE
     02
                                   11.99       24339.25     3
                                     181   132          53000
                                     169    14  $72,000 06/06/11
               CA      92315                 1      05/08/96

               WISE                         34
     526872177 4916  WEST MARCO POLO ROAD        24000.

     2549308   GLENDALE
     02
                                   13.99       23885.84     2
                                     241   125          94170
                                     233    14  $94,613 10/21/16
               AZ      85308                 1      09/28/96

               MAST                         31
     526890765 182  S. HAZELTON DRIVE            27000.

     2549309   CHANDLER
     02
                                   15.75       26844.70     2
                                     301   126          88205
                                     291    14  $92,000 08/02/21
               AZ      85226                 1      07/22/96

               PRESLEY                      39
     526905264 524  W. 8TH AVENUE                15900.

     2549310   MESA
     02
                                   14.99       15593.20     2
                                     181   115          66782
                                     169    14  $72,000 06/01/11
               AZ      85210                 1      05/24/96

               WRIGHT                       28
     526907671 177  MARIA COURT                  35000.

     2549311   COLTON
     02
                                   14.25       34811.51     2
                                     240   126         127301
                                     233    14 $129,500 10/17/16
               CA      92324                 1      10/03/96

               OLIVER                       45
     526962028 605  WEST 105TH STREET            40000.

     2549312   LOS ANGELES
     02
                                   15.00       39949.71     2
                                     301   111          97627
                                     297    14 $125,000 02/05/22
               CA      90044                 1      01/10/97

               KENYON                       39
     527023150 19146  WEST MCDOWELL ROAD         50000.

     2549313   BUCKEYE
     02
                                   15.49       49878.48     2
                                     300   111          77500
                                     292    14 $115,000 09/13/21
               AZ      85326                 1      09/06/96

               KELLY                        40
     527023448 3232  WEST VERMONT AVENUE #C      27400.

     2549314   PHOENIX
     02
                                   15.75       27370.04     2
                                     301   125          35062
                                     296    04  $50,000 01/01/22
               AZ      85017                 1      12/18/96






               WILHITE                      34
     527088578 417  PONDEROSA DRIVE              29000.
     2549315   COLORADO SPRINGS
     02
                                   13.75       28954.18     2
                                     302   119          80124
                                     296    14  $92,000 01/15/22
               CO      80911                 1      11/25/96

               ARONSON                      36
     527218633 14336  STARLIGHT LANE             35750.

     2549317   VICTORVILLE
     02
                                   14.49       35675.06     2
                                     301   117         124551
                                     295    14 $137,605 12/01/21
               CA      92392                 1      11/21/96

               LESACA                       40
     527298669 568  S. GOLDEN KEY STREET         40000.

     2549318   GILBERT
     02
                                   15.75       39650.55     2
                                     241   105          95511
                                     230    14 $130,000 07/02/16
               AZ      85233                 1      06/25/96

               PHONHARATH                   15
     5273      4608  NE EMERSON STREET           40000.

     2549319   PORTLAND
     02
                                   14.25       39956.95     2
                                     302    98         109800
                                     298    14 $153,000 03/15/22
               OR      97218                 1      01/27/97

               NAVARRO                      15
     527458895 3556  CAMPBELL ROAD               35000.

     2549320   LAS VEGAS
     02
                                   13.99       34813.07     2
                                     240   123         133000
                                     229    14 $137,700 06/14/16
               NV      89129                 1      06/10/96

               CHAPPELL                     49
     527677444 2722  DOLLAR STREET               50000.

     2549321   LAKEWOOD
     02
                                   15.75       49748.52     2
                                     241   116         151866
                                     231    14 $175,000 08/01/16
               CA      90712                 1      07/24/96

               MOLINA                       45
     527693547 2050  FAIRHOPE LOOP #194          18000.

     2549322   VISTA
     02
                                   16.99       17435.99     2
                                     121   106         150741
                                     113    04 $160,000 10/22/06
               CA      92083                 1      09/27/96

               Butler                       23
     5277      220  NEWBURY WAY                  40000.

     2549323   AMERICAN CANYON
     02
                                   15.25       39921.65     2
                                     241   125         185000
                                     237    14 $180,000 02/24/17
               CA      94589                 1      01/24/97

               EDWARDSON                    42
     527801811 49891  CARMAN AVENUE              25000.

     2549325   CABAZON
     02
                                   13.99       24632.18     2
                                     241    38           1296
                                     233    14  $70,000 10/07/16
               CA      92230                 1      09/11/96






               SHERMAN                      44
     527909666 838  LAKE FRONT DRIVE             69000.
     2549327   SACRAMENTO
     02
                                   13.75       68890.97     2
                                     301   111         330000
                                     297    14 $360,000 02/10/22
               CA      95831                 1      01/07/97

               DEAL                         43
     527937181 37924  PALM VISTA AVE.            25000.

     2549328   PALMDALE
     02
                                   15.99       24665.71     2
                                     240   104          64480
                                     231    14  $86,588 08/23/16
               CA      93550                 1      08/13/96

               PRATT                        44
     528045993 693  EAST 100 NORTH               35000.

     2549329   PLEASANT GROVE
     02
                                   12.99       33379.87     2
                                     240   110          86759
                                     233    14 $111,450 10/21/16
               UT      84062                 1      10/04/96

               NEIBAUR                      43
     528068626 8154  BREEZE DRIVE                25000.

     2549330   MAGNA
     02
                                   12.99       24829.60     2
                                     241    81          49577
                                     232    14  $93,000 09/13/16
               UT      84044                 1      08/12/96

               HAGUE                        46
     528089306 19428  141ST AVE. SE              45310.

     2549331   RENTON
     02
                                   14.99       45238.22     2
                                     301   125         105939
                                     295    14 $121,000 12/01/21
               WA      98058                 1      11/23/96

               UNDERBERG JR.                42
     528116016 3655  WEST 4650 SOUTH             20000.

     2549332   ROY
     02
                                   14.99       19931.38     2
                                     241   114          74873
                                     234    14  $83,750 11/01/16
               UT      84067                 1      10/09/96

               BILLS                        44
     528150044 42  FLORA STREET                  30000.

     2549333   LA VERKIN
     02
                                   14.50       29769.72     2
                                     241   126          90084
                                     230    14  $96,000 07/24/16
               UT      84745                 1      06/20/96

               WAGNER                       18
     5282      335-337  S. GRAND STREET          60000.

     2549334   ORANGE
     02
                                   12.99       59839.22     2
                                     241   118         200490
                                     237    15 $222,000 02/15/17
               CA      92666                 1      01/21/97

               BURNS                        20
     5285      1547  SANTA ANA AVENUE            45000.

     2549335   COSTA MESA
     02
                                   12.50       44727.35     2
                                     181    97         232000
                                     178    14 $287,250 03/25/12
               CA      92627                 1      02/07/97






               CARTER                       27
     528504258 13814  N. 17TH AVENUE             46000.
     2549336   PHOENIX
     02
                                   15.49       45593.86     2
                                     180   123          54100
                                     174    14  $81,500 11/08/11
               AZ      85023                 1      11/02/96

               GEER                         25
     5286      2293  MEDICAL CENTER DRIVE        40000.

     2549337   PERRIS
     02
                                   14.75       39944.32     2
                                     242   121         125824
                                     238    14 $138,000 03/21/17
               CA      92571                 1      01/21/97

               HENSLEY                      53
     528601545 34931  AVENUE E                   41370.

     2549338   YUCAIPA
     02
                                   14.75       41272.94     2
                                     302   126         108762
                                     293    14 $120,000 10/23/21
               CA      92399                 1      08/26/96

               PITCHER                      40
     528822820 551  S. 1350 EAST                 30000.

     2549339   FRUIT HEIGHTS
     02
                                   13.75       29793.49     2
                                     181    96         147150
                                     176    14 $185,000 01/18/12
               UT      84037                 1      12/12/96

               JACOBSON                     29
     528942268 930  ASHFORD WAY                  35000.

     2549340   HENDERSON
     02
                                   13.99       34613.27     2
                                     240   126         119026
                                     231    14 $122,740 08/13/16
               NV      89015                 1      08/02/96

               PARADERO                     18
     5290      1004  SAN ANTONIO CIRCLE #207     22000.

     2549341   DALY CITY
     02
                                   14.75       21348.85     2
                                     241   100         102157
                                     237    04 $125,000 02/20/17
               CA      94014                 1      01/18/97

               MONARCH                      25
     5291      18502  BEACHMONT AVENUE           69500.

     2549342   SANTA ANA
     02
                                   14.25       69425.26     2
                                     300   105         292456
                                     297    14 $345,000 02/15/22
               CA      92705                 1      02/27/97

               GREAVES                      46
     529210248 13720  PINEHURST DRIVE KPN        16500.

     2549343   GIG HARBOR
     02
                                   15.49       16413.92     2
                                     240   121          78651
                                     230    14  $79,000 07/15/16
               WA      98329                 1      07/09/96

               RASMUSSEN                    30
     529531374 1459  EAST 2800 NORTH             28000.

     2549344   LAYTON
     02
                                   14.99       27740.41     2
                                     180   126         104758
                                     174    14 $106,000 11/20/11
               UT      84041                 1      11/06/96






               BYRUM JR.                    34
     529581574 1805  SOUTH TIMBERLANE DRIVE      25000.
     2549345   VERADALE
     02
                                   17.75       24976.42     2
                                     301   113         138000
                                     296    14 $145,000 01/01/22
               WA      99037                 1      12/24/96

               STALTER                      17
     5296      15393  BAMBI COURT                28440.

     2549346   MOORPARK
     02
                                   12.50       28153.90     2
                                     180   105         154709
                                     177    14 $175,000 02/25/12
               CA      93021                 1      02/19/97

               ROBINSON                     30
     529645408 11243  AVENIDA DE LOS LOBOS UNI   25000.

     2549347   SAN DIEGO
     02
                                   13.99       24636.96     2
                                     240    99          97802
                                     230    04 $125,000 07/24/16
               CA      92127                 1      07/16/96

               REESE                        43
     529648361 5610  BERGER PLACE SOUTHEAST      62000.

     2549348   OLYMPIA
     02
                                   15.99       61895.48     2
                                     300   124          87756
                                     294    14 $121,000 11/27/21
               WA      98513                 1      11/21/96

               ESTUDILLO                    23
     5297      1123  MANZANA WAY                 35000.

     2549349   SAN DIEGO
     02
                                   14.25       34962.38     2
                                     300   125         151610
                                     297    14 $150,000 02/21/22
               CA      92139                 1      02/01/97

               LAIR                         37
     530044191 7917  WEST GILMORE AVENUE         20000.

     2549350   LAS VEGAS
     02
                                    9.99       19804.37     2
                                     181    95         117263
                                     176    14 $145,000 01/15/12
               NV      89129                 1      12/20/96

               SOLORZANO                    44
     530351328 2115  KAPOK TREE LANE             17200.

     2549352   LAS VEGAS
     02
                                   14.75       17043.86     2
                                     181   114         110825
                                     175    14 $113,000 12/10/11
               NV      89122                 1      11/21/96

               SANDOVAL-PEREZ               46
     530419660 4033  HATCH STREET                50000.

     2549354   LAS VEGAS
     02
                                   14.75       49917.19     2
                                     300   125          98500
                                     295    14 $119,000 12/25/21
               NV      89030                 1      12/05/96

               WARE                         31
     530425737 6282  BREA BOULEVARD              50000.

     2549355   LAS VEGAS
     02
                                   15.25       49650.97     2
                                     241   106          99024
                                     230    14 $141,000 07/16/16
               NV      89118                 1      06/25/96






               ALCARAZ                      41
     530507675 2710  MOYERS ROAD                 25000.
     2549356   RICHMOND
     02
                                   17.99       24972.78     2
                                     300   122         142000
                                     294    14 $137,000 11/26/21
               CA      94806                 1      11/19/96

               ARCHER                       43
     530580740 13005  KINGSWELL DRIVE            56000.

     2549357   DALE CITY
     02
                                   15.75       55923.00     2
                                     301   122         112142
                                     296    14 $138,000 01/04/22
               VA      22193                 1      12/26/96

               CHAPMAN                      40
     530664327 9220  NORTH ST. JOHNS AVENUE      22900.

     2549359   PORTLAND
     02
                                   15.99       22834.61     2
                                     300   125          88000
                                     291    14  $89,000 08/23/21
               OR      97203                 1      08/16/96

               LLOYD                        30
     530666034 21030  ORCHID DRIVE               27000.

     2549360   CALIFORNIA CITY
     02
                                   13.25       26805.03     2
                                     181   118          80659
                                     177    14  $92,000 02/07/12
               CA      93505                 1      01/29/97

               COOPER                       41
     530800482 4222  UNION HILL COURT            29250.

     2549361   LAS VEGAS
     02
                                   14.99       29097.65     2
                                     242    56          27852
                                     234    14 $102,000 11/01/16
               NV      89030                 1      09/19/96

               CHANDLER                     34
     530826178 3066  SANTA CLARA DRIVE           27000.

     2549362   SANTA CLARA
     02
                                   13.25       26965.17     2
                                     301   108          67027
                                     297    14  $87,500 02/20/22
               UT      84765                 1      01/10/97

               LIPPOLD                      42
     530829667 1405  CINDER ROCK DRIVE #102      25000.

     2549363   LAS VEGAS
     02
                                   15.99       24925.53     2
                                     241   117          61376
                                     234    14  $74,000 11/01/16
               NV      89128                 1      10/15/96

               AMIS                         38
     530849412 2797  PAJARO PLACE                30000.

     2549364   RENO
     02
                                   14.49       29758.23     2
                                     180   125          95126
                                     175    14 $100,800 12/09/11
               NV      89502                 1      12/03/96

               MALM                         30
     530868728 5529  BONITA SPRINGS COURT        50000.

     2549365   LAS VEGAS
     02
                                   15.25       49893.00     2
                                     301   124         108000
                                     293    14 $128,300 10/15/21
               NV      89130                 1      09/30/96






               MARTIN                       44
     530987242 5932  WOODFIELD DRIVE             15000.
     2549366   LAS VEGAS
     02
                                   10.99       14780.39     2
                                     181   103         107523
                                     176    04 $120,000 01/28/12
               NV      89122                 1      12/17/96

               SUTTER JR.                   25
     5313      310  CARINA DRIVE                 50000.

     2549367   SANTA ROSA
     02
                                   13.50       49875.04     2
                                     241   115         144000
                                     237    14 $170,000 02/25/17
               CA      95401                 1      01/18/97

               HAYES                        37
     531400336 7811  31ST STREET WEST            43000.

     2549368   TACOMA
     02
                                   16.50       42948.60     2
                                     300   118         126921
                                     295    14 $145,000 12/08/21
               WA      98466                 1      12/02/96

               GRAHAM                       38
     531482845 7807  MILL PLAIN COURT            27000.

     2549369   VANCOUVER
     02
                                   16.50       26961.01     2
                                     300   122          83960
                                     294    14  $91,300 11/25/21
               WA      98664                 1      11/12/96

               OUELLET                      20
     5315      10  COTTAGE STREET              34438.54

     2549370   MOOSUP
     02
                                   14.25       34175.10     2
                                     120   123          70000
                                     118    14  $85,000 03/11/07
               CT      06354                 1      03/07/97

               SHARP                        43
     531569725 2601  EAST 19TH STREET #3         27000.

     2549371   SIGNAL HILL
     02
                                   12.75       26874.08     2
                                     241    84         135522
                                     236    04 $194,000 01/20/17
               CA      90804                 1      12/23/96

               BROOKS                       16
     531604750 1849  BISHOP ROAD                 50000.

     2549372   CHEHALIS
     02
                                   16.75       49863.55     2
                                     301   108         104000
                                     293    14 $143,000 10/01/21
               WA      98532                 1      09/23/96

               GONTER JR.                   26
     1004      22812  CASEDA                     25000.

     2549373   MISSION VIEJO
     02
                                   11.99       24844.30     3
                                     241    99         324541
                                     234    14 $380,000 11/01/16
               CA      92691                 1      10/10/96

               SASSONE                      24
     5317      7626  EAST LAKE ST. P.O. BOX 18   24500.

     2549374   NORTH BAY
     02
                                   14.75       23782.23     2
                                     180   113          28530
                                     177    04  $47,000 02/14/12
               NY      13123                 1      02/10/97






               SMITH                        38
     531728133 2914  WASHINGTON WAY              30000.
     2549375   LONGVIEW
     02
                                   16.75       29951.45     2
                                     300   110          63875
                                     293    14  $86,000 10/16/21
               WA      98632                 1      10/10/96

               HAMMOCK                      40
     531762166 4548  SOUTH 11TH STREET           32000.

     2549376   TACOMA
     02
                                   15.99       31940.25     2
                                     300   109          70000
                                     294    14  $94,100 11/22/21
               WA      98405                 1      11/13/96

               TRAMMELL                     34
     531788059 4723  APPALOOSA COURT             32300.

     2549377   ANTIOCH
     02
                                   12.75       31892.68     2
                                     121   116         141000
                                     117    14 $150,250 02/18/07
               CA      94509                 1      01/21/97

               BALLARD                      39
     531845660 1078  LYNNWOOD AVENUE             25000.
               NORTHEAST
     2549378   RENTON
     02
                                   15.99       24946.32     2
                                     301   102         107013
                                     293    14 $130,000 10/01/21
               WA      98056                 1      09/23/96

               FORSELL                      43
     531864636 20521  SOUTHEAST 269TH STREET     50000.

     2549379   KENT
     02
                                   15.75       49853.78     2
                                     300   114         129446
                                     294    14 $158,000 11/19/21
               WA      98042                 1      11/14/96

               THAYN                        42
     531927010 1733  GROVETON WAY                25000.

     2549380   MODESTO
     02
                                   14.99       24918.33     2
                                     301   121         114500
                                     294    14 $116,000 11/11/21
               CA      95355                 1      10/19/96

               REYNOLDS                     44
     531943985 279  27TH AVENUE                  32245.

     2549381   LONGVIEW
     02
                                   16.99       32172.70     2
                                     300   126          49116
                                     295    14  $65,000 12/19/21
               WA      98632                 1      12/16/96

               STRAWN                       46
     531966008 13107  NORTHEAST 12TH AVENUE      22800.

     2549382   VANCOUVER
     02
                                   16.50       22767.09     2
                                     300   121          88000
                                     294    14  $92,000 11/08/21
               WA      98685                 1      11/01/96

               GURLEY                       23
     5320      51485  WHITE OAK DRIVE            75000.

     2549383   KING CITY
     02
                                   12.25       74884.28     2
                                     301   117         105600
                                     297    14 $155,000 02/26/22
               CA      93930                 1      01/20/97






               GARRIGAN                     23
     5321      655  FOREST LAKE DRIVE            50000.
     2549384   PACIFICA
     02
                                   14.25       49946.24     2
                                     301   123         213000
                                     297    14 $214,750 02/23/22
               CA      94044                 1      01/23/97

               ANDERSON                     22
     5323      29712  VIA NARAVILLA              40000.

     2549385   SUN CITY
     02
                                   13.99       39970.09     2
                                     301   120         109246
                                     298    14 $125,000 03/20/22
               CA      92586                 1      02/13/97

               COOMBS                       21
     5324      680  SOUTH BEVERLY DRIVE          36450.

     2549386   PALM SPRINGS
     02
                                   15.25       36428.40     2
                                     301   125         151050
                                     298    14 $150,000 03/14/22
               CA      92264                 1      02/05/97

               JUHL                         35
     532521380 10307  235TH AVENUE EAST          38000.

     2549387   BUCKLEY
     02
                                   16.75       37900.17     2
                                     301   122         128798
                                     296    14 $137,700 01/01/22
               WA      98321                 1      12/23/96

               WILSON                       32
     532525330 7749  SOUTHLAND WAY               25000.

     2549389   SACRAMENTO
     02
                                   14.49       24495.34     2
                                     180   117         118458
                                     166    14 $122,900 03/15/11
               CA      95828                 1      03/08/96

               KAUTZ                        42
     532767160 119  NORTHWEST 111TH LOOP         25000.

     2549390   VANCOUVER
     02
                                   16.99       24760.74     2
                                     181   107         123982
                                     175    14 $140,000 12/01/11
               WA      98685                 1      11/27/96

               CALL                         45
     532824515 7028  HELWEG LANE                 31000.

     2549391   BLAINE
     02
                                   16.99       30959.16     2
                                     300   116         108000
                                     294    14 $120,000 11/25/21
               WA      98230                 1      11/20/96

               DAVIS JR.                    45
     532900122 25221  43RD AVENUE COURT EAST     25000.

     2549392   SPANAWAY
     02
                                   16.99       24842.50     2
                                     180    93          53481
                                     174    14  $85,000 11/27/11
               WA      98387                 1      11/22/96

               QUEZADA                      49
     1018      4379  ELENDA STREET               30000.

     2549393   CULVER CITY
     02
                                   13.25       29815.32     2
                                     181    92         268426
                                     176    14 $325,000 01/15/12
               CA      90230                 1      12/13/96






               SHOPBELL                     40
     533347302 4830  DOVER LANE #302             38000.
     2549394   SACRAMENTO
     02
                                   14.49       37906.51     2
                                     301   126         106510
                                     294    04 $115,200 11/05/21
               CA      95842                 1      10/28/96

               MORROW JR.                   41
     533529600 60532  LA MIRADA TRAIL            17000.

     2549395   JOSHUA TREE
     02
                                   15.49       16657.33     2
                                     181   125          58000
                                     170    14  $60,000 07/08/11
               CA      92252                 1      06/17/96

               SCOTT                        41
     533601122 616  S. 91ST                      21000.

     2549396   TACOMA
     02
                                   14.99       20805.33     2
                                     181   124          86713
                                     173    14  $87,000 10/01/11
               WA      98444                 1      09/23/96

               SUTTEN                       31
     533604696 2502  CINDY PLACE                 25000.

     2549397   MOUNT VERNON
     02
                                   14.99       24544.50     2
                                     180   113         121624
                                     173    14 $130,000 10/22/11
               WA      98273                 1      10/12/96

               GRANT                        17
     533605665 3812  WEST JAY STREET             50000.

     2549398   PASCO
     02
                                   14.75       49274.98     2
                                     181   116          67090
                                     172    14 $101,000 09/01/11
               WA      99301                 1      08/26/96

               COSGROVE                     32
     533644760 18523  NORTHEAST CRAMER ROAD      27000.

     2549399   BATTLE GROUND
     02
                                   15.99       26953.70     2
                                     300    99          61987
                                     294    14  $90,000 11/15/21
               WA      98604                 1      11/06/96

               PHIPPS                       17
     5338      318  LORIMER STREET               50000.

     2549400   SALINAS
     02
                                   14.25       49946.24     2
                                     302    93         163416
                                     298    14 $230,000 03/05/22
               CA      93901                 1      01/21/97

               SALO                         40
     533805192 8511  361ST STREET COURT EAST     17500.

     2549401   EATONVILLE
     02
                                   15.99       17469.81     2
                                     300   111          76178
                                     294    14  $85,000 11/18/21
               WA      98328                 1      11/08/96

               DIAZ                         28
     533841310 2928  IRIS STREET                 31394.

     2549402   WEST RICHLAND
     02
                                   15.99       31352.75     2
                                     300   125          73845
                                     294    14  $84,500 11/26/21
               WA      99353                 1      11/20/96






               BRUSTAD                      32
     533847048 7920  CHERRY RIVER DRIVE          13500.
     2549403   LAS VEGAS
     02
                                   12.75       13271.79     2
                                     121   105         120288
                                     116    14 $128,000 01/25/07
               NV      89128                 1      12/19/96

               GAMBLE                       43
     533942902 2118  100TH STREET SW             18000.

     2549404   EVERETT
     02
                                   13.99       17887.09     2
                                     241    98         109340
                                     234    14 $130,000 11/12/16
               WA      98204                 1      10/16/96

               STARRATT                     23
     5342      521  EAST BASE LINE ROAD          75000.

     2549405   CLAREMONT
     02
                                   14.25       74888.01     2
                                     242    93         247015
                                     238    14 $350,000 03/15/17
               CA      91711                 1      01/30/97

               DAIGLE                       44
     534621721 25321  32ND PLACE SOUTH           24999.

     2549408   KENT
     02
                                   15.99       24696.44     2
                                     301   111         128550
                                     292    14 $139,000 09/15/21
               WA      98032                 1      08/27/96

               SKINNER                      47
     534700916 7641  S. ALASKA STREET            30000.

     2549410   TACOMA
     02
                                   14.99       29882.38     2
                                     301   126         132414
                                     291    14 $129,900 08/05/21
               WA      98408                 1      07/29/96

               HUDDLESTON                   37
     534764484 676  GLENWOOD                     25000.

     2549411   HENDERSON
     02
                                   14.50       24955.77     2
                                     300   113         114446
                                     293    14 $124,000 10/07/21
               NV      89015                 1      10/03/96

               BLOMQUIST                    31
     535321846 11721  SOUTHEAST ASH STREET       20000.

     2549413   PORTLAND
     02
                                   16.99       19977.58     2
                                     300   112          63725
                                     295    14  $75,000 12/12/21
               OR      97216                 1      12/09/96

               PICKRELL JR.                 38
     535384270 4508  WEST 5TH AVENUE             34000.

     2549414   KENNEWICK
     02
                                   14.75       33932.06     2
                                     300   103          82060
                                     294    14 $113,000 11/19/21
               WA      99336                 1      11/14/96

               LASHUA                       45
     535408335 13652  196TH AVE. SE              50000.

     2549415   RENTON
     02
                                   14.75       49607.07     2
                                     180   103         102018
                                     175    14 $148,000 12/10/11
               WA      98059                 1      12/04/96






               JONES                        47
     535604489 9125  NORTH SYRACUSE STREET       22000.
     2549416   PORTLAND
     02
                                   13.75       21956.28     2
                                     301    98          70772
                                     295    14  $95,000 12/20/21
               OR      97203                 1      11/19/96

               KUHNHAUSEN                   44
     535642701 5303  64TH AVENUE NORTHEAST       60000.

     2549417   MARYSVILLE
     02
                                   15.99       59802.74     2
                                     300   126         137615
                                     293    14 $158,000 10/11/21
               WA      98270                 1      10/07/96

               MULBREGHT                    47
     535687392 2880  SW 198TH AVENUE             25000.

     2549419   ALOHA
     02
                                   13.50       24783.36     2
                                     241   126          93553
                                     230    14  $94,500 07/11/16
               OR      97006                 1      06/13/96

               LEWARK                       33
     535768759 1129  RACHEL CIRCLE               43000.

     2549420   ESCONDIDO
     02
                                   15.50       42685.95     2
                                     240   126         154346
                                     229    14 $157,000 06/19/16
               CA      92026                 1      06/10/96

               TESCHNER                     45
     535829706 1840  SOUTH CENTRAL PLACE #A-8    28800.

     2549421   KENT
     02
                                   15.99       28762.10     2
                                     301   100          43500
                                     296    04  $72,500 01/01/22
               WA      98031                 1      12/24/96

               NORMAN                       45
     535840794 2251  HIGHVIEW LAND #C301         19000.

     2549422   BREMERTON
     02
                                   13.99       18909.65     2
                                     241    97          78000
                                     234    04 $101,000 11/26/16
               WA      98312                 1      10/30/96

               MCGRAW                       29
     535863219 7020  87TH STREET SOUTHWEST       25000.

     2549423   TACOMA
     02
                                   15.99       24390.21     2
                                     180   126         100049
                                     173    14 $100,000 10/28/11
               WA      98499                 1      10/22/96

               DARY                         40
     536567333 1902  31ST AVENUE SOUTHEAST       65700.

     2549424   PUYALLUP
     02
                                   15.99       65564.11     2
                                     300   122         208050
                                     294    14 $225,000 11/27/21
               WA      98374                 1      11/22/96

               THOMPSON                     37
     536606967 11648  FRY AVENUE SW              50000.

     2549425   PORT ORCHARD
     02
                                   14.50       49700.91     2
                                     241   120          82236
                                     232    14 $110,520 09/20/16
               WA      98366                 1      08/03/96






               KIRKPATRICK                  32
     536642822 19210  78TH STREET EAST           27500.
     2549426   BONNEY LAKE
     02
                                   14.99       27386.09     2
                                     241    93          93288
                                     235    14 $130,000 12/01/16
               WA      98390                 1      11/23/96

               LEWIS                        46
     536647830 3814  NORTHEAST 155TH COURT       30000.

     2549427   VANCOUVER
     02
                                   15.99       29960.50     2
                                     300   116         132000
                                     295    14 $140,000 12/12/21
               WA      98682                 1      12/09/96

               QUINN                        30
     536665129 8931  57TH DRIVE N.E.             28500.

     2549428   MARYSVILLE
     02
                                   14.99       28298.23     2
                                     241   123         119188
                                     228    14 $121,000 05/01/16
               WA      98270                 1      04/23/96

               STRAKER                      45
     536668085 721  ASHLEY COURT EAST            32800.

     2549429   BUCKLEY
     02
                                   16.50       32760.79     2
                                     300   111         122000
                                     294    14 $140,000 11/27/21
               WA      98321                 1      11/20/96

               JACKSON                      17
     5369      3126  S. LOWELL ST.               15000.

     2549431   SANTA ANA
     02
                                   12.25       14941.08     2
                                     181    82         135526
                                     177    14 $185,000 02/21/12
               CA      92707                 1      01/27/97

               GOKBERK                      45
     536908426 3619  SE HENDERSON STREET         56000.

     2549432   PORTLAND
     02
                                   13.75       55911.53     2
                                     301   113         135046
                                     297    14 $170,000 02/05/22
               OR      97202                 1      01/11/97

               MCFARLAND                    21
     5372      2761  CREEKSIDE DRIVE             40000.

     2549433   SAN JOSE
     02
                                   12.99       39982.16     2
                                     302   123         138618
                                     298    14 $146,000 03/27/22
               CA      95132                 1      01/21/97

               CASPER                       44
     537483427 6621  SOUTHEAST 91ST AVENUE       38750.

     2549435   PORTLAND
     02
                                   14.99       38675.91     2
                                     300   125          90000
                                     294    14 $103,000 11/06/21
               OR      97266                 1      11/01/96

               RANALLI                      12
     5375      4404  POINT DEGADA                70500.

     2549436   OCEANSIDE
     02
                                   13.25       70470.01     2
                                     300   125         166950
                                     298    14 $190,000 03/25/22
               CA      92054                 1      03/12/97






               HOWES                        41
     537500273 1590  LUMLEY AVENUE               40000.
     2549437   MUKILTEO
     02
                                   15.25       39381.80     2
                                     180   112         222269
                                     171    14 $234,600 08/16/11
               WA      98275                 1      08/01/96

               JOHNSON                      39
     537627169 36326  6TH AVENUE S.W.            24999.

     2549439   FEDERAL WAY
     02
                                   16.75       24713.99     2
                                     181    92         153255
                                     172    14 $195,000 09/01/11
               WA      98003                 1      08/05/96

               FITTRO                       28
     537725327 2102  BOSTON AVENUE               25000.

     2549441   KELSO
     02
                                   15.99       24964.70     2
                                     300    86          39000
                                     295    14  $75,000 12/15/21
               WA      98626                 1      12/09/96

               BARKER                       41
     537784343 13218  46TH DRIVE NE              24700.

     2549442   MARYSVILLE
     02
                                   16.99       24667.50     2
                                     301   107         125075
                                     294    14 $140,000 11/01/21
               WA      98271                 1      10/05/96

               ALLEN                        20
     5379      3636  DRAYTON ROAD                51500.

     2549443   FAYETTEVILLE
     02
                                   13.50       51320.49     2
                                     181   125          45350
                                     178    14  $77,500 03/15/12
               NC      28301                 1      02/11/97

               BEAULAURIER                  31
     538605802 7744  SOUTHWEST 174TH PLACE       25000.

     2549444   ALOHA
     02
                                   16.50       24970.09     2
                                     300    99         196000
                                     295    14 $225,000 12/05/21
               OR      97007                 1      12/02/96

               BETTENDORF                   40
     538647354 406  SOUTH QUILLAN STREET         15000.

     2549445   KENNEWICK
     02
                                   15.99       14979.97     2
                                     300   115          90491
                                     295    14  $92,000 12/15/21
               WA      99336                 1      12/11/96

               MC NEES                      28
     5387      2381  SIERRA AVENUE               50000.

     2549446   CLOVIS
     02
                                   13.99       49943.60     2
                                     301   115          95374
                                     297    14 $127,000 02/15/22
               CA      93611                 1      01/22/97

               WILLIS                       43
     538767515 10005  NE 92ND AVENUE             30000.

     2549447   VANCOUVER
     02
                                   14.75       29514.44     2
                                     181   120          88983
                                     170    14  $99,600 07/25/11
               WA      98662                 1      06/22/96






               CARLISLE                     44
     538845193 3458  HAWTHORNE DRIVE             30000.
     2549448   ELKO
     02
                                   15.49       29714.35     2
                                     180   105         131759
                                     173    14 $155,190 10/15/11
               NV      89801                 1      10/09/96

               MCDONALD                     35
     538845931 3603  224TH PLACE SOUTHWEST       37500.

     2549449   MT. LAKE TERRACE
     02
                                   14.25       37389.16     2
                                     301   121         147410
                                     292    14 $153,000 09/12/21
               WA      98043                 1      08/16/96

               ADDY                         35
     538869375 12708  NORTHEAST 11TH COURT       18000.

     2549450   VANCOUVER
     02
                                   16.50       17922.38     2
                                     240   106         111500
                                     234    14 $123,000 11/13/16
               WA      98685                 1      11/06/96

               BEACH                        43
     538943418 21016  81ST AVENUE COURT EAST     33000.

     2549451   SPANAWAY
     02
                                   16.99       32956.53     2
                                     300   110         118000
                                     294    14 $138,000 11/28/21
               WA      98387                 1      11/19/96

               MEYERS                       35
     538969387 17415  8TH AVENUE COURT EAST      24500.

     2549452   SPANAWAY
     02
                                   13.99       23058.82     2
                                     241   117          79976
                                     232    14  $89,500 09/17/16
               WA      98387                 1      08/29/96

               LEBLANC JR.                  36
     539463690 520  SOUTH 52ND STREET            70770.

     2549454   TACOMA
     02
                                   15.50       70646.89     2
                                     300   125         110000
                                     294    14 $145,000 11/14/21
               WA      98408                 1      11/07/96

               DEMILLE                      20
     5395      325  SOUTH FOOTHILL DRIVE         75000.

     2549455   MONROE
     02
                                   12.25       74884.28     2
                                     301   124         165065
                                     297    14 $195,000 02/20/22
               UT      84754                 1      01/29/97

               KEEVY                        35
     539505554 628  VAN CLIEF ROAD               30000.

     2549456   STEVINSON
     02
                                   14.75       29950.34     2
                                     300    94         172000
                                     295    14 $215,000 12/13/21
               CA      95374                 1      12/09/96

               MUSGROVE SR.                 27
     539603818 12612  SE 165TH STREET            30100.

     2549457   RENTON
     02
                                   14.99       29890.06     2
                                     240   124         122000
                                     229    14 $123,000 06/12/16
               WA      98058                 1      06/06/96






               ROLLINS                      39
     539667124 13021  NORTHEAST 93RD STREET      22000.
     2549458   VANCOUVER
     02
                                   16.99       21815.61     2
                                     181    99         111000
                                     175    14 $135,000 12/03/11
               WA      98682                 1      11/22/96

               CALLI                        20
     5397      1000  W. MACARTHUR BLVD. 126      38000.

     2549460   SANTA ANA
     02
                                   12.25       37850.70     2
                                     182   123          54198
                                     178    04  $75,000 03/15/12
               CA      92707                 1      01/27/97

               WOITASZEWSKI                 45
     539721014 1642  EAST 800 SOUTH UNIT B-13    16500.

     2549461   CLEARFIELD
     02
                                   15.50       16025.05     2
                                     181   110          82069
                                     174    04  $90,000 11/15/11
               UT      84015                 1      10/09/96

               SCHOW                        15
     5399      6525  VILLA DRIVE                 30000.

     2549462   SACRAMENTO
     02
                                   13.25       29892.85     2
                                     182   113          99590
                                     178    14 $115,000 03/15/12
               CA      95842                 1      01/28/97

               NILL                         46
     539908223 23405  SE 242ND ST.               64750.

     2549463   MAPLE VALLEY
     02
                                   14.75       64620.60     2
                                     300   125         128769
                                     295    14 $156,000 12/05/21
               WA      98038                 1      12/05/96

               HART                         24
     5401      15039  BARWOOD DRIVE              58000.

     2549464   LA MIRADA
     02
                                   12.25       57892.08     2
                                     302   119         178356
                                     300    14 $199,000 05/05/22
               CA      90638                 1      03/04/97

               FOWLER                       37
     540583693 4733  NIGHTHAWK COURT NE          44000.

     2549465   SALEM
     02
                                   16.50       43936.48     2
                                     300   123          90951
                                     294    14 $110,380 11/14/21
               OR      97305                 1      11/08/96

               LENOX                        41
     540628710 3771  STONEGLEN N.                49000.

     2549466   RICHMOND
     02
                                   14.25       48512.12     2
                                     180   116          86420
                                     175    14 $117,000 12/13/11
               CA      94806                 1      12/05/96

               FITZGERALD                   31
     540666469 1945  SUMMERCREST DRIVE SOUTH     29500.

     2549467   SALEM
     02
                                   13.99       29198.85     2
                                     180   105          85813
                                     174    14 $110,000 11/22/11
               OR      97306                 1      11/14/96






               VILLINES                     35
     540726256 604  SW 2ND COURT                 65000.
     2549468   BATTLE GROUND
     02
                                   13.75       64775.34     2
                                     242   121          67895
                                     236    14 $110,000 01/15/17
               WA      98604                 1      11/30/96

               LANE                         33
     540840963 1565  JEFFERSON STREET            33000.
               NORTHEAS
     2549470   SALEM
     02
                                   15.99       32956.59     2
                                     300   108          65924
                                     295    14  $92,000 12/22/21
               OR      97303                 1      12/16/96

               BROWER                       29
     540926887 905  ROAD 46                      25000.

     2549471   PASCO
     02
                                   17.99       24972.78     2
                                     300   105          89407
                                     294    04 $110,000 11/22/21
               WA      99301                 1      11/18/96

               VOORHEES                     36
     541480469 15705  NORTHEAST 34TH STREET      36000.

     2549474   VANCOUVER
     02
                                   15.75       35950.45     2
                                     300   111         128000
                                     295    14 $149,000 12/25/21
               WA      98682                 1      12/17/96

               ROBBINS                      46
     541546710 64275  PINKNEY ROAD               46100.

     2549475   DEER ISLAND
     02
                                   16.75       46014.14     2
                                     300   107         151582
                                     292    14 $185,000 09/16/21
               OR      97054                 1      09/11/96

               HAMMER                       46
     541606734 12146  SE 56TH AVE.               75000.

     2549476   MILWAUKIE
     02
                                   14.49       74842.77     2
                                     300   116          79343
                                     294    14 $134,000 11/22/21
               OR      97222                 1      11/17/96

               KUUST                        39
     541609039 4197  BRAMBLE COURT NE            39800.

     2549477   SALEM
     02
                                   14.99       39485.73     2
                                     240   125          75198
                                     233    14  $92,000 10/16/16
               OR      97305                 1      10/01/96

               CROSBY                       45
     541642139 24595  SOUTHEAST HIGHWAY 224      34200.

     2549478   BORING
     02
                                   16.75       34136.27     2
                                     300   112          83552
                                     292    04 $105,720 09/16/21
               OR      97009                 1      09/10/96

               STALKER                      38
     541780561 7775  LEYDEN CIRCLE               22600.

     2549480   WHITE CITY
     02
                                   13.25       22478.28     2
                                     181   123          71762
                                     177    14  $77,000 02/15/12
               OR      97503                 1      01/10/97






               DUTY                         41
     541860344 18222  SE BLANTON STREET          40000.
     2549482   MILWAUKIE
     02
                                   15.99       39943.50     2
                                     300   121         123000
                                     295    14 $135,000 12/22/21
               OR      97267                 1      12/16/96

               HAINLINE                     44
     541865848 639  VALLEY MEADOW PLACE          50000.

     2549483   ESCONDIDO
     02
                                   14.49       49825.42     2
                                     300   125         126435
                                     293    14 $141,195 10/24/21
               CA      92027                 1      10/10/96

               BOWERS                       45
     541866481 2696  ELIZABETH STREET            44500.

     2549484   EUGENE
     02
                                   16.75       44416.14     2
                                     300   126          99500
                                     292    14 $115,000 09/10/21
               OR      97402                 1      09/04/96

               RICHARDS                     37
     541885332 1103  ACACIA AVENUE               25000.

     2549485   RICHLAND
     02
                                   15.99       24960.28     2
                                     300   125          92226
                                     294    14  $94,000 11/27/21
               WA      99352                 1      11/22/96

               PATRIDGE                     45
     541886909 2126  CAPITAL AVENUE              23670.

     2549486   MEDFORD
     02
                                   16.99       23633.34     2
                                     300    98          89000
                                     294    14 $115,000 11/22/21
               OR      97504                 1      11/18/96

               ANDRUS                       46
     541900932 10141  CHAMBORD DRIVE             35000.

     2549487   RANCHO CUCAMONGA
     02
                                   13.75       34759.06     2
                                     181   107         122892
                                     176    14 $148,750 01/21/12
               CA      91701                 1      12/08/96

               POLLOCK                      20
     541903274 61  WEST 165TH SOUTH #19A         24000.

     2549488   OREM
     02
                                   15.99       23913.59     2
                                     240    93          87580
                                     233    14 $120,000 10/24/16
               UT      84058                 1      10/01/96

               BERGSTEN                     27
     541929889 9142  SOUTHEAST WASHINGTON        24000.
               STRE
     2549489   PORTLAND
     02
                                   16.75       23895.16     2
                                     301   108          64372
                                     293    14  $82,000 10/01/21
               OR      97216                 1      09/23/96

               GESTRIN                      45
     541947520 265  HARRISON STREET              61500.

     2549490   LEBANON
     02
                                   13.99       61323.68     2
                                     300   124          62576
                                     294    14 $100,500 11/15/21
               OR      97355                 1      11/07/96






               SERVO                        45
     541961632 9716  SE 43RD AVENUE              27000.
     2549491   MILWAUKIE
     02
                                   13.75       26957.33     2
                                     301    96          85172
                                     296    14 $118,000 01/18/22
               OR      97222                 1      12/21/96

               IVERSON                      30
     541984667 4933  REGAL DRIVE NORTHEAST       37000.

     2549492   SALEM
     02
                                   14.99       36622.13     2
                                     180   110          41918
                                     174    14  $71,880 11/22/11
               OR      97301                 1      11/18/96

               COTTON                       44
     542218681 762  SOUTHEAST SUMNER STREET      30000.

     2549493   CAMAS
     02
                                   15.75       29949.48     2
                                     301   122          87000
                                     293    14  $96,000 10/08/21
               WA      98607                 1      09/30/96

               CASTANEDA                    41
     542257966 9330  SOUTHEAST HOLGATE BLVD      43000.

     2549494   PORTLAND
     02
                                   13.75       42704.03     2
                                     181   117          81540
                                     176    14 $107,000 01/15/12
               OR      97266                 1      12/14/96

               HILZER                       42
     542421399 40907  ROGERS MOUNTAIN LP ROAD    25000.

     2549495   SCIO
     02
                                   17.99       24967.54     2
                                     300    91         156000
                                     294    14 $200,000 11/22/21
               OR      97394                 1      11/18/96

               DENTON                       44
     542445789 236  NORTHWEST YAMHILL STREET     24000.

     2549496   SHERIDAN
     02
                                   15.99       23974.91     2
                                     301    98          24892
                                     296    14  $50,000 01/01/22
               OR      97378                 1      12/16/96

               GOODWATER                    51
     542486377 4216  SINGING TREE WAY            50000.

     2549497   ANTELOPE
     02
                                   14.49       49757.93     2
                                     300   117         160059
                                     292    14 $180,000 09/20/21
               CA      95843                 1      09/10/96

               REDDICK                      35
     542507528 3002  SW DOSCH ROAD               50000.

     2549498   PORTLAND
     02
                                   14.25       49793.07     2
                                     301   102         152012
                                     290    14 $198,400 07/10/21
               OR      97201                 1      06/22/96

               DORRAN                       26
     542565766 830  8TH STREET                   31000.

     2549499   AUMSVILLE
     02
                                   14.50       30946.24     2
                                     300   101          64915
                                     295    14  $95,000 12/15/21
               OR      97325                 1      12/06/96






               KRANC                        49
     542581017 24  CARRIAGE HILL LANE            50000.
     2549500   LAGUNA HILLS
     02
                                   14.75       49767.13     2
                                     181   119         192692
                                     177    14 $205,000 02/15/12
               CA      92653                 1      01/22/97

               HALL                         26
     542662569 4183  HONEYCOMB DRIVE             50000.

     2549501   LAS VEGAS
     02
                                   15.49       49897.59     2
                                     300   126         100236
                                     293    14 $120,000 10/10/21
               NV      89117                 1      10/02/96

               GEORGE                       38
     542705616 7522  74TH DRIVE NORTHEAST        35000.

     2549502   MARYSVILLE
     02
                                   15.99       34934.68     2
                                     301   125         192000
                                     293    14 $182,300 10/01/21
               WA      98270                 1      09/25/96

               CHRESTENSEN                  44
     542746178 403  SOUTHEAST 35TH AVENUE        17000.

     2549503   ALBANY
     02
                                   15.99       16944.67     2
                                     300   107         105000
                                     293    14 $115,000 10/08/21
               OR      97321                 1      10/04/96

               WEST                         46
     542861827 2324  SOUTHEAST BUSH STREET       17000.

     2549506   HILLSBORO
     02
                                   14.75       16922.35     2
                                     300   106         105281
                                     293    14 $115,470 10/09/21
               OR      97123                 1      10/04/96

               KINASZ                       35
     543158710 14055  SOUTH HOLCOMB BLVD.        19000.

     2549507   OREGON CITY
     02
                                   14.50       18279.08     2
                                     120   101         101070
                                     115    14 $120,000 12/08/06
               OR      97045                 1      12/03/96

               VELASCO                      43
     543336574 342  SOUTH VERNON AVENUE          20000.

     2549508   SAN JACINTO
     02
                                   14.25       19868.81     2
                                     181   125          42339
                                     176    14  $50,000 01/27/12
               CA      92583                 1      12/02/96

               MILLER                       45
     543362857 4966  SWEGLE ROAD NORTHEAST       35000.

     2549509   SALEM
     02
                                   16.25       34937.80     2
                                     300   116          74800
                                     294    14  $95,000 11/27/21
               OR      97301                 1      11/22/96

               HEIERLE                      34
     543460763 1585  NE GREENSWORD DRIVE         35000.

     2549510   HILLSBORO
     02
                                   16.75       34968.30     2
                                     301    98         121000
                                     296    14 $159,420 01/01/22
               OR      97124                 1      12/26/96






               MAYES                        38
     543486623 124  BARINGTON DRIVE              50000.
     2549511   VALLEJO
     02
                                   14.99       49711.08     2
                                     240   121         200392
                                     232    14 $207,500 09/23/16
               CA      94591                 1      09/11/96

               SARCOS                       43
     543549659 1336  ACACIA STREET               15000.

     2549512   PITTSBURGH
     02
                                   14.25       14864.50     2
                                     181   112          86270
                                     176    14  $91,150 01/02/12
               CA      94565                 1      12/11/96

               DABBS                        41
     543564536 3212  153RD STREET SOUTHWEST      44000.

     2549513   LYNNWOOD
     02
                                   13.75       43857.53     2
                                     240   125         123865
                                     236    14 $134,500 01/15/17
               WA      98037                 1      01/04/97

               ADAIR                        32
     543722429 5986  SKY MEADOW STREET           23500.

     2549515   RIVERSIDE
     02
                                   15.49       23424.88     2
                                     241   121         111516
                                     235    14 $112,000 12/05/16
               CA      92509                 1      11/26/96

               FISCHER                      37
     543767842 204  NORTH LEE                    39000.

     2549516   FULLERTON
     02
                                   13.49       38623.78     2
                                     241   126         152593
                                     228    14 $153,000 05/13/16
               CA      92633                 1      04/24/96

               CASAS                        38
     543822065 1597  RUGE STREET NORTHWEST       15000.

     2549517   SALEM
     02
                                   16.75       14979.35     2
                                     300    95          71952
                                     293    14  $92,000 10/15/21
               OR      97304                 1      10/09/96

               JOLLY                        40
     543845130 614  SOUTH LINDEN STREET          42000.

     2549518   CORNELIUS
     02
                                   16.99       41944.68     2
                                     300   125         107942
                                     294    14 $120,000 11/27/21
               OR      97113                 1      11/18/96

               CHRISTIAN                    39
     543846128 7846  OAK CT.                     30000.

     2549519   HIGHLAND
     02
                                   14.99       29739.87     2
                                     300   121         113775
                                     293    14 $119,000 10/25/21
               CA      92346                 1      10/03/96

               WILLIS                       45
     544428651 2571  EAST PALO ALTO              50000.

     2549521   FRESNO
     02
                                   14.99       49887.73     2
                                     301   114          88904
                                     293    14 $122,000 10/15/21
               CA      93710                 1      09/21/96






               HIGHTOWER                    45
     544585572 19131  DELIGHT STREET             31025.
     2549523   CANYON COUNTRY
     02
                                   12.99       30616.47     2
                                     180   109         131595
                                     173    14 $150,000 10/15/11
               CA      91351                 1      10/09/96

               FOOTE                        32
     544761125 5186  TREVON STREET               14000.

     2549525   EUGENE
     02
                                   14.99       13790.04     2
                                     180    93          83000
                                     172    14 $105,000 09/10/11
               OR      97402                 1      09/03/96

               Byers                        24
     5449      15695  OLIVER STREET              50000.

     2549526   MORENO VALLEY
     02
                                   13.75       49915.43     2
                                     182   124         221819
                                     178    14 $220,000 03/28/12
               CA      92555                 1      01/28/97

               WESTBROOK JR.                44
     545021459 2118  VERONA HILLS COURT          23000.

     2549527   VISTA
     02
                                   11.99       22253.31     2
                                     180   108         112973
                                     171    14 $126,000 08/21/11
               CA      92084                 1      08/09/96

               LEEDS                        43
     545068305 2308  RITCHIE CIRCLE              50000.

     2549528   CHICO
     02
                                   13.75       49921.00     2
                                     302    89         135528
                                     296    14 $210,000 01/20/22
               CA      95926                 1      11/18/96

               LOZANO                       44
     545111317 3805  HOFFMAN AVENUE              43000.

     2549529   BAKERSFIELD
     02
                                   14.75       42957.82     2
                                     301   125          69204
                                     297    14  $90,000 02/28/22
               CA      93309                 1      01/15/97

               REYNA                        45
     545113303 3517  REDWOOD STREET              30000.

     2549530   OCEANSIDE
     02
                                   14.25       29803.26     2
                                     181    99          87563
                                     176    14 $119,000 01/15/12
               CA      92054                 1      12/17/96

               JOHNSON                      43
     545170886 3515-A  WEST STONEPINE LANE       20000.

     2549531   ANAHEIM
     02
                                   13.99       19513.64     2
                                     180   109         110588
                                     174    04 $120,000 11/22/11
               CA      92804                 1      11/16/96

               RODRIGUEZ                    45
     545171461 26286  BUSCADOR                   47500.

     2549532   MISSION VIEJO
     02
                                   14.25       47069.40     2
                                     181   111         195789
                                     175    14 $220,000 12/16/11
               CA      92692                 1      11/25/96






               ALESSO                       30
     545314641 24314  MARIPOSA AVENUE            43800.
     2549534   HARBOR CITY
     02
                                   13.25       43724.22     2
                                     300   118         247996
                                     296    14 $248,000 01/28/22
               CA      90710                 1      01/14/97

               HAGEMAN                      38
     545390546 39262  SUNDALE DRIVE              40000.

     2549535   FREMONT
     02
                                   12.75       39673.01     2
                                     181   108         179000
                                     177    14 $204,000 02/15/12
               CA      94538                 1      01/10/97

               IBBESON                      47
     545394034 109  MAC AVENUE                   60000.

     2549536   PITTSBURGH
     02
                                   13.75       59805.73     2
                                     241   123          87061
                                     236    14 $120,000 01/22/17
               CA      94565                 1      12/09/96

               AREYAN                       39
     545414545 1457  CALLE GOYA                  30000.

     2549537   OCEANSIDE
     02
                                   14.75       29757.08     2
                                     240   113         164051
                                     229    14 $173,000 06/20/16
               CA      92056                 1      06/06/96

               MANLEY                       34
     545430376 26137  CLOVER ROAD                63000.

     2549538   HAYWARD
     02
                                   14.49       62867.94     2
                                     301    99         238000
                                     294    14 $305,000 11/15/21
               CA      94542                 1      10/31/96

               CLAUZEL                      51
     545575357 3532  GLENWOOD DRIVE              75000.

     2549539   FAIRFIELD
     02
                                   13.75       71933.07     2
                                     121   124         221315
                                     111    14 $240,000 08/22/06
               CA      94533                 1      07/23/96

               SHINN                        21
     545580547 14880  RIVERS EDGE ROAD           35000.

     2549540   HELENDALE
     02
                                   13.99       33001.73     2
                                     241    89          57718
                                     230    14 $105,000 07/17/16
               CA      92342                 1      06/24/96

               RHOADS                       40
     545612510 22110  BUENA VISTA STREET         23000.

     2549541   TEHACHAPI
     02
                                   15.50       22922.53     2
                                     242   125          88123
                                     235    14  $89,000 12/12/16
               CA      93561                 1      10/22/96

               DALMACIO                     44
     545615921 38703  CHIMAERA CIRCLE            40000.

     2549542   FREMONT
     02
                                   12.99       39733.31     2
                                     241    94         261691
                                     233    14 $324,000 10/16/16
               CA      94536                 1      09/18/96






               TAYLOR                       51
     545623322 6  BRANDYWINE                     63000.
     2549543   IRVINE
     02
                                   13.75       62636.77     2
                                     241   125         311990
                                     234    14 $300,000 11/01/16
               CA      92620                 1      10/07/96

               SULLIVAN                     43
     545641143 1519  UPLAND HILLS DRIVE SOUTH    26600.

     2549544   UPLAND
     02
                                   15.25       26359.53     2
                                     182   100         190366
                                     174    14 $217,056 11/01/11
               CA      91786                 1      09/28/96

               HARCHARIK                    45
     545642530 6149  MERLINDALE DRIVE            40000.

     2549545   CITRUS HEIGHTS
     02
                                   13.75       39904.07     2
                                     301   114         109000
                                     294    14 $131,750 11/25/21
               CA      95610                 1      10/31/96

               ELDRIDGE III                 33
     545643529 520  WEST MEMORY LANE             75000.

     2549546   SANTA ANA
     02
                                   13.50       74706.38     2
                                     301    93         151275
                                     297    14 $245,000 02/20/22
               CA      92706                 1      01/14/97

               SIFLING                      21
     545654100 17836  CASSIDY PLACE              21900.

     2549547   CHINO HILLS
     02
                                   13.75       21440.30     2
                                     181   109         138184
                                     173    14 $148,000 10/03/11
               CA      91709                 1      09/20/96

               ROESSLER                     40
     545654608 14091  GRAY LANE                  18650.

     2549548   VICTORVILLE
     02
                                   11.99       18023.27     2
                                     240   120          93558
                                     232    14  $93,990 09/26/16
               CA      92392                 1      09/10/96

               LITTY                        33
     545660995 22235  NORMA ST.                  25000.

     2549549   PERRIS
     02
                                   14.25       24885.32     2
                                     241    97          38147
                                     232    14  $65,377 09/09/16
               CA      92570                 1      08/07/96

               PEARSON                      41
     545681462 1019  FOURTH STREET               25000.

     2549550   NORCO
     02
                                   12.99       24686.64     2
                                     181   104         124637
                                     170    14 $144,398 07/20/11
               CA      91760                 1      06/26/96

               BERNAUER                     41
     545712147 1517  ALYSSUM WAY                 55000.

     2549551   ROSEVILLE
     02
                                   14.25       54545.80     2
                                     180   124         129733
                                     175    14 $150,000 12/12/11
               CA      95747                 1      12/06/96






               POTTER                       31
     545743320 1240  147TH AVENUE                50000.
     2549552   SAN LEANDRO
     02
                                   14.25       49798.89     2
                                     242    97         105000
                                     237    14 $160,000 02/05/17
               CA      94578                 1      12/31/96

               HILLIARD III                 37
     545786010 2542  TRUMAN AVENUE               30000.

     2549553   OAKLAND
     02
                                   14.99       29842.43     2
                                     241   113         161277
                                     234    14 $170,000 11/14/16
               CA      94605                 1      10/19/96

               LIEGE                        46
     545889397 7706  STUEBEN WAY                 22000.

     2549554   STOCKTON
     02
                                   12.99       21804.01     2
                                     241   121         110134
                                     232    14 $110,000 09/13/16
               CA      95207                 1      08/16/96

               BREDEMANN                    45
     545940601 356  SOUTH PROSPECTORS ROAD       25000.
               #80
     2549556   DIAMOND BAR
     02
                                   14.99       24914.29     2
                                     241   124          91254
                                     230    04  $94,000 07/18/16
               CA      91765                 1      06/24/96

               HOLDEN                       19
     545945705 1945  NINA PLACE                  28000.

     2549557   ESCONDIDO
     02
                                   14.99       27030.10     2
                                     121   117         159056
                                     111    14 $159,879 08/05/06
               CA      92027                 1      07/24/96

               BERNARDO                     44
     545950652 12550  TOWNHILL COURT             30000.

     2549558   VICTORVILLE
     02
                                   14.99       29828.73     2
                                     241   120         127511
                                     233    14 $132,000 10/02/16
               CA      92392                 1      09/19/96

               WADDINGTON                   22
     5460      19543  AREZZO STREET              20000.

     2549559   TRABUCO CANYON
     02
                                   13.99       18813.04     2
                                     243   114         150000
                                     239    14 $150,000 04/02/17
               CA      92679                 1      01/29/97

               SNIDER                       38
     546081671 30064  CORTE CARRIZO              25000.

     2549560   TEMECULA
     02
                                   11.99       24844.30     2
                                     241    91         150129
                                     233    14 $193,500 10/01/16
               CA      92591                 1      09/20/96

               MONROY                       40
     546111177 415  ASH STREET                   24916.

     2549562   HENDERSON
     02
                                   11.99       24393.66     2
                                     180   131          78033
                                     169    14  $79,000 06/19/11
               NV      89015                 1      06/07/96






               MANNING                      45
     546111696 1236  VIA BARCELONA STREET        30000.
     2549563   REDLANDS
     02
                                   13.75       29521.61     2
                                     120   109         121052
                                     116    14 $139,000 01/25/07
               CA      92374                 1      01/13/97

               HENDRICKSON                  37
     546118767 19380  HOLLOW LANE                25000.

     2549564   REDDING
     02
                                   14.99       24896.41     2
                                     240   111         105000
                                     231    14 $118,000 08/23/16
               CA      96003                 1      08/15/96

               SHOEMAKER                    37
     546179044 2116  GRAYDON AVENUE              32500.

     2549565   MONROVIA
     02
                                   14.00       32424.18     2
                                     241   119         146904
                                     237    14 $152,000 02/15/17
               CA      91016                 1      01/13/97

               GOODEN                       41
     546179922 39444  DAYLILY PLACE              50000.

     2549566   PALMDALE
     02
                                   14.75       49900.02     2
                                     300   112         162601
                                     294    14 $191,093 11/15/21
               CA      93551                 1      11/11/96

               HICKNEY                      45
     546192600 5880  BOWCROFT STREET #1          17500.

     2549567   LOS ANGELES
     02
                                   15.99       17042.55     2
                                     180   100         104482
                                     161    04 $122,000 10/25/10
               CA      90016                 1      10/17/95

               DICKINSON                    44
     546276948 6309  WEST AVENUE J-5             30000.

     2549568   LANCASTER
     02
                                   14.50       29657.74     2
                                     181   126         107650
                                     174    04 $110,000 11/05/11
               CA      93536                 1      10/04/96

               BURNARD                      34
     546299706 11602  DEL SUR DRIVE              50000.

     2549569   MIRA LOMA
     02
                                   13.25       49638.92     2
                                     181   124         134920
                                     176    14 $150,000 01/19/12
               CA      91752                 1      12/13/96

               FRENCH                       42
     546353408 25748  CANNISTRACI LANE           58000.

     2549570   HAYWARD
     02
                                   12.75       57889.47     2
                                     301   113         281511
                                     296    14 $302,000 01/17/22
               CA      94541                 1      12/11/96

               ALBALOS                      47
     546399517 172  SINGER LANE                  27000.

     2549571   FOLSOM
     02
                                   14.99       26948.09     2
                                     303   110         177984
                                     294    14 $188,000 11/01/21
               CA      95630                 1      08/27/96






               MC ALISTER                   33
     546417656 1347-1349 64th AVE.               25000.
     2549572   OAKLAND
     02
                                   13.99       24369.89     2
                                     241    96          94500
                                     230    15 $125,000 07/05/16
               CA      94621                 1      06/10/96

               CUSTODIO                     40
     546474606 4745  SELKIRK STREET              20500.

     2549574   FREMONT
     02
                                   13.99       19856.83     2
                                     241   108         178376
                                     233    14 $185,000 10/16/16
               CA      94538                 1      09/19/96

               BALANZA                      38
     546493398 31722  PASEO DE LAS OLAS          40000.

     2549575   TEMECULA
     02
                                   16.75       39522.16     2
                                     180   122         123435
                                     171    14 $135,000 08/14/11
               CA      92592                 1      08/02/96

               DAVIS                        21
     5465      6988  BURNING TREE COURT          64000.

     2549576   SAN JOSE
     02
                                   13.25       63917.43     2
                                     300   123         223250
                                     297    14 $235,000 02/15/22
               CA      95119                 1      02/01/97

               ALEXANDRE                    38
     5465609781 317  ALTA VISTA STREET           20000.

     2549577   SOUTH PASADENA
     02
                                   12.99       19813.92     2
                                     182   141         261968
                                     175    14 $200,000 12/10/11
               CA      91030                 1      10/31/96

               HIDALGO                      43
     546573870 6004  IRONWOOD STREET             40000.

     2549578   SAN BERNARDINO
     02
                                   14.99       39303.35     2
                                     300   124          72194
                                     294    14  $90,999 11/26/21
               CA      92404                 1      11/19/96

               BRANCATO                     43
     546595117 8932  1/4 CREEKFORD DRIVE         40000.

     2549580   LAKESIDE
     02
                                   14.99       39689.80     2
                                     241   123         168766
                                     232    14 $170,000 09/01/16
               CA      92040                 1      08/06/96

               PADILLA                      20
     5467      1465  GABLE COURT                 50000.

     2549581   TRACY
     02
                                   13.99       50000.00     2
                                     241   119         202103
                                     239    14 $213,000 04/27/17
               CA      95376                 1      03/15/97

               ARGUELLES                    23
     5468      240  LEXINGTON DRIVE              50000.

     2549582   VALLEJO
     02
                                   14.50       49948.65     2
                                     301   124         172000
                                     297    14 $180,000 02/13/22
               CA      94591                 1      01/25/97






               DAVIS                        43
     546823860 12840  TIVERTON COURT             25000.
     2549583   MORENO VALLEY
     02
                                   14.75       24843.79     2
                                     181   125         161892
                                     176    14 $150,000 01/15/12
               CA      92553                 1      12/10/96

               LAURIE                       43
     546828444 18632  MARIMBA STREET             56000.

     2549584   ROWLAND HEIGHTS
     02
                                   13.75       55911.53     2
                                     301   122         132561
                                     296    14 $155,000 01/28/22
               CA      91748                 1      12/19/96

               BURT                         41
     546882940 4439  NORTH CARNEGIE AVENUE       25000.

     2549586   FRESNO
     02
                                   15.99       24882.66     2
                                     241   112          96729
                                     233    14 $109,000 10/10/16
               CA      93722                 1      09/21/96

               BOWEN                        47
     546884474 21333  EAST BENBOW STREET         50000.

     2549587   COVINA
     02
                                   14.75       49634.24     2
                                     241   106         155565
                                     230    14 $195,000 07/15/16
               CA      91724                 1      06/28/96

               CHETTY                       51
     546897108 9090  CASELMAN ROAD               50000.

     2549588   SACRAMENTO
     02
                                   14.75       49080.05     2
                                     180   116         202328
                                     170    14 $218,000 07/24/11
               CA      95829                 1      07/09/96

               NAVA                         44
     546898508 1111  PATER STREET                28000.

     2549589   BRAWLEY
     02
                                   13.99       27931.72     2
                                     300   125         102718
                                     295    14 $104,750 12/13/21
               CA      92227                 1      12/08/96

               CAMP                         45
     546925750 1119  PRINCETON DRIVE             22000.

     2549590   GLENDALE
     02
                                   13.75       21751.75     2
                                     241   111         132681
                                     231    14 $140,000 08/01/16
               CA      91205                 1      07/15/96

               O'NEAL                       21
     546962460 24409  PANTERA COURT              40000.

     2549591   MURRIETA
     02
                                   14.99       39834.37     2
                                     240   122         154211
                                     231    14 $160,000 08/22/16
               CA      92562                 1      08/07/96

               Martinez                     42
     547065800 4907  SANDERLING LANE             44500.

     2549593   BAKERSFIELD
     02
                                   14.25       44368.45     2
                                     301   119         127790
                                     292    14 $145,174 09/23/21
               CA      93312                 1      08/23/96






               SEIDEL                       45
     547195879 1029  PENNSYLVANIA STREET #3S      8000.
     2549594   DENVER
     02
                                   13.99        7431.60     2
                                      61   105         100850
                                      54    04 $104,000 11/15/01
               CO      80203                 1      10/30/96

               FRENCH                       20
     5472      3538  THUNDERBIRD DRIVE           50000.

     2549595   CONCORD
     02
                                   13.99       49962.62     2
                                     301   117         136000
                                     298    14 $160,000 03/05/22
               CA      94520                 1      02/06/97

               ROBINSON                     40
     547279091 1273  POTRERO CIRCLE              40000.

     2549596   SUISUN CITY
     02
                                   14.99       39746.73     2
                                     241   104         150205
                                     229    14 $183,000 06/01/16
               CA      94585                 1      05/24/96

               SALMAN                       34
     547290983 28824  MALTBY AVENUE              27875.

     2549597   MORENO VALLEY
     02
                                   13.99       27696.25     2
                                     300   123          90643
                                     291    14  $97,000 08/27/21
               CA      92555                 1      08/09/96

               CABANATAN                    44
     547338600 403  CLOVERBROOK STREET           50000.

     2549598   CARSON
     02
                                   14.25       49645.73     2
                                     181   121         158609
                                     176    14 $173,000 01/15/12
               CA      90745                 1      12/04/96

               BAKER                        23
     547455682 15415  WEST ""E"" ST.             17000.

     2549599   KERMAN
     02
                                   14.99       16617.35     2
                                     121   117          94121
                                     113    14  $95,000 10/21/06
               CA      93630                 1      09/24/96

               NAAL                         41
     547492043 12906  FRAILEY AVENUE             25000.

     2549600   COMPTON
     02
                                   13.25       24712.05     2
                                     181    96          72771
                                     176    14 $102,000 01/02/12
               CA      90221                 1      12/13/96

               BILLS                        48
     547678740 30003  JON CHRISTIAN PL.          30000.

     2549601   TEMECULA
     02
                                   11.99       29673.54     2
                                     240   115         133000
                                     232    14 $142,500 09/27/16
               CA      92591                 1      09/18/96

               FISK                         42
     547755902 7426  NEWHALL AVENUE              12000.

     2549602   HESPERIA
     02
                                   15.99       11913.64     2
                                     181   109          91533
                                     174    14  $95,000 11/06/11
               CA      92345                 1      10/04/96






               JOHNS                        40
     547811239 700  EAST WRIGHT STREET           39000.
     2549603   HEMET
     02
                                   13.49       37681.71     2
                                     120   124          81823
                                     112    14  $98,000 09/12/06
               CA      92543                 1      09/06/96

               JONES                        38
     547902560 49520  ALAN STREET                25000.

     2549605   TEHACHAPI
     02
                                   11.99       24475.87     2
                                     181   109          34881
                                     171    14  $55,000 08/08/11
               CA      93561                 3      07/26/96

               NAVA                         52
     547960575 223  JAMES AVENUE                 40000.

     2549607   OXNARD
     02
                                   16.25       39939.47     2
                                     301   123         149516
                                     294    14 $155,000 11/07/21
               CA      93033                 1      10/22/96

               TEJEDA                       44
     547972827 1966  RAINBOW RIDGE               41000.

     2549608   CORONA
     02
                                   13.75       40843.92     2
                                     301   125         121140
                                     296    14 $130,000 01/05/22
               CA      91720                 1      12/01/96

               TORRES                       45
     547979211 10415  CREWE STREET               30000.

     2549609   NORWALK
     02
                                   11.99       29918.38     2
                                     301   116         142998
                                     293    14 $150,000 10/14/21
               CA      90650                 1      09/25/96

               BETRUS                       43
     548064813 208  PARK PLACE COURT             75000.

     2549610   FORT COLLINS
     02
                                   13.25       74596.05     2
                                     182   121         100343
                                     177    14 $145,000 02/20/12
               CO      80525                 1      12/19/96

               CORONADO                     45
     548116360 4532  EAST MICHIGAN AVENUE        25000.

     2549611   FRESNO
     02
                                   13.99       24962.18     2
                                     301   124          81979
                                     293    14  $86,500 10/11/21
               CA      93703                 1      09/21/96

               WILSON JR.                   48
     548119292 439  NORTH FORDHAM AVENUE         50000.

     2549612   FRESNO
     02
                                   14.75       49847.21     2
                                     300   126          72800
                                     291    14  $98,000 08/24/21
               CA      93727                 1      08/21/96

               BECKMAN                      43
     548130465 429-431  EAST COLORADO BLVD       25000.

     2549613   MONROVIA
     02
                                   12.99       24758.98     2
                                     241   147         144161
                                     230    14 $115,805 07/22/16
               CA      91016                 1      06/25/96






               DOBSON JR.                   45
     548133120 1425  RIPCHAK ROAD                30000.
     2549614   CORONA
     02
                                   16.50       28814.15     2
                                     302   122         184217
                                     296    14 $176,000 01/25/22
               CA      91719                 1      11/07/96

               MITCHELL                     42
     5481332701 2108  NIPOMO AVENUE              12000.

     2549615   LONG BEACH
     02
                                   13.99       11898.24     3
                                     180    99         185731
                                     175    14 $210,000 12/16/11
               CA      90815                 1      12/02/96

               JORY                         38
     548139527 415  HOWARD STREET                45000.

     2549616   LODI
     02
                                   14.99       44928.73     2
                                     300   106          86434
                                     294    14 $125,000 11/20/21
               CA      95242                 1      11/14/96

               MANNING                      32
     548139555 1601  RODEO WAY                   25500.

     2549617   MARYSVILLE
     02
                                   14.99       25135.31     2
                                     180   125          99933
                                     169    14 $100,351 06/28/11
               CA      95901                 1      06/19/96

               CARRUBA                      22
     5483      4905  BUCKHORN COURT              70390.

     2549619   BURLINGTON
     02
                                   14.25       70314.30     2
                                     301   124          90788
                                     297    14 $130,000 02/22/22
               KY      41005                 1      01/27/97

               UNGER                        44
     548372594 616  LINDA VISTA DRIVE            30000.

     2549620   VISALIA
     02
                                   16.00       29892.18     2
                                     241   122          85790
                                     234    14  $95,000 11/07/16
               CA      93277                 1      10/28/96

               BARRETO                      45
     548374087 4848  WEST SUNSET PARK LANE       63700.

     2549621   WEST JORDAN
     02
                                   13.75       63573.42     2
                                     301   125         163414
                                     295    14 $182,000 12/28/21
               UT      84088                 1      11/22/96

               ROSS                         38
     548437680 331  ALBERT AVENUE                48000.

     2549622   POMONA
     02
                                   13.75       47943.44     2
                                     301   120          95455
                                     297    14 $120,000 02/15/22
               CA      91767                 1      01/03/97

               MIRANDA                      44
     548458028 27614  RUBY LANE                  25000.

     2549624   CASTAIC
     02
                                   14.49       24869.19     2
                                     241   108         128814
                                     228    14 $143,000 05/18/16
               CA      91384                 1      04/25/96






               ROMERO JR.                   49
     548514152 13806  MCDONNELL STREET           16000.
     2549625   MORENO VALLEY
     02
                                   14.99       15708.25     2
                                     181   100          73766
                                     169    14  $90,000 06/11/11
               CA      92553                 1      05/31/96

               APOHEN JR.                   44
     548521073 12217  ECKELSON PLACE             41000.

     2549626   CERRITOS
     02
                                   15.88       40403.29     2
                                     180    99         215827
                                     170    14 $260,000 07/16/11
               CA      90703                 1      07/09/96

               RODRIGUEZ                    37
     548521368 5594  N. MOUNTAIN DRIVE           20000.

     2549627   SAN BERNARDINO
     02
                                   13.99       19676.06     2
                                     241   116         127040
                                     233    14 $127,250 10/10/16
               CA      92407                 1      09/14/96

               VINCENT                      17
     548557489 1225  YOSEMITE DR.                31000.

     2549628   CHICO
     02
                                   13.99       30823.26     2
                                     241   111         129646
                                     232    14 $146,000 09/05/16
               CA      95928                 1      08/26/96

               ESPINOSA                     22
     548568364 7156  GARNET STREET               22000.

     2549629   RANCHO CUCAMONGA
     02
                                   14.99       21863.46     2
                                     242   118         108156
                                     233    14 $111,000 10/11/16
               CA      91701                 1      08/27/96

               KELLER                       31
     548583249 8237  LANGDON AVENUE              18000.

     2549630   HESPERIA
     02
                                   15.99       17946.34     2
                                     240   126          70843
                                     232    14  $71,000 09/17/16
               CA      92345                 1      09/04/96

               KANE                         46
     548605568 11440  WESTONHILL DRIVE           25000.

     2549631   SAN DIEGO
     02
                                   11.99       23775.25     2
                                     181   114         148315
                                     171    14 $153,000 08/13/11
               CA      92126                 1      07/27/96

               ALBURN                       39
     548624575 2783  HONEYSUCKLE WAY             65500.

     2549633   SACRAMENTO
     02
                                   14.99       65374.73     2
                                     300   125         127000
                                     294    14 $155,000 11/13/21
               CA      95826                 1      11/07/96

               ANDERSON                     41
     548628441 360  BAY AVENUE                   15000.

     2549634   CAPITOLA
     02
                                   13.99       14772.63     2
                                     181    96         232886
                                     173    14 $260,000 10/18/11
               CA      95010                 1      09/09/96






               SMITH                        44
     548642690 6154  SARD STREET                 15500.
     2549636   RANCHO CUCAMONGA
     02
                                   15.00       15270.46     2
                                     121    98         230587
                                     116    14 $253,000 01/20/07
               CA      91701                 1      12/09/96

               DECOTA                       40
     548650902 410  N. CIVIC DR. #405            22000.

     2549637   WALNUT CREEK
     02
                                   16.99       21941.70     2
                                     241   112         127963
                                     234    14 $135,000 11/01/16
               CA      94596                 1      10/05/96

               BARBUC                       38
     5486566821 10708  NORTHVIEW DRIVE           66000.

     2549638   RANCHO CUCAMONGA
     02
                                   14.75       65913.13     2
                                     301   114         115757
                                     296    14 $160,000 01/18/22
               CA      91701                 1      12/21/96

               BREWER                       26
     548662038 1921  LANCEY DRIVE                40000.

     2549639   MODESTO
     02
                                   12.75       39943.51     2
                                     301   125         123000
                                     297    14 $131,000 02/15/22
               CA      95355                 1      01/23/97

               DIMAS                        45
     548669473 465  KENNEDY COURT                27000.

     2549640   GILROY
     02
                                   15.49       26895.75     2
                                     241   107         131251
                                     235    14 $148,000 12/05/16
               CA      95020                 1      11/21/96

               WINKEL                       20
     5487      29159  PINE CONE COURT            31300.

     2549641   MENIFEE
     02
                                   12.25       31030.47     2
                                     121   122         129440
                                     118    14 $132,000 03/22/07
               CA      92584                 1      02/15/97

               HULSEY                       43
     548703429 2310  SOUTH HALL                  24999.

     2549642   VISALIA
     02
                                   17.00       24142.52     2
                                     122   110         115650
                                     112    14 $128,500 09/01/06
               CA      93277                 1      07/24/96

               WON MEDEIROS                 31
     548716908 8604  MAINSAIL DRIVE              38000.

     2549643   BAKERSFIELD
     02
                                   14.25       37934.47     2
                                     301   125          99458
                                     296    14 $110,000 01/15/22
               CA      93392                 1      12/14/96

               WILLIAMS                     48
     548748976 710  NORTH ALLYN AVENUE           25000.

     2549644   ONTARIO
     02
                                   10.99       24533.22     2
                                     181   122         108231
                                     170    14 $110,000 07/22/11
               CA      91764                 1      06/27/96






               DEBLICQ                      39
     548762783 16546  WINONA STREET              25000.
     2549645   VICTORVILLE
     02
                                   14.99       24881.03     2
                                     240   106          95101
                                     233    14 $114,000 10/19/16
               CA      92392                 1      10/09/96

               ISHIKAWA                     43
     548770153 17202  CORBINA LANE #203          30000.

     2549647   HUNTINGTON BEACH
     02
                                   12.75       29830.49     2
                                     181    99         135947
                                     177    04 $168,000 02/10/12
               CA      92649                 1      01/22/97

               DILORES                      49
     548805629 1588  YSRELLA                     28600.

     2549648   SIMI VALLEY
     02
                                   13.75       28483.56     2
                                     241   107         139220
                                     236    14 $157,000 01/22/17
               CA      93065                 1      12/07/96

               REYES                        44
     548876537 4351  SOUTH VAN NESS AVENUE       30000.

     2549649   LOS ANGELES
     02
                                   14.25       29752.60     2
                                     181   124          97139
                                     175    14 $103,000 12/15/11
               CA      90062                 1      11/09/96

               FOSSALI                      45
     548937189 30603  SICOMORO DRIVE             25000.

     2549650   MALIBU
     02
                                   13.99       24786.20     2
                                     240   108         347350
                                     229    14 $347,350 06/28/16
               CA      90265                 1      06/17/96

               KARLIN                       36
     548964149 22613  133RD AVENUE EAST          25000.

     2549651   GRAHAM
     02
                                   15.99       24940.82     2
                                     241   117         149247
                                     233    14 $149,000 10/15/16
               WA      98338                 1      09/21/96

               CARDONA                      41
     548985685 11  ELLIOT STREET                 50000.

     2549652   WOODLAND
     02
                                   15.75       49870.29     2
                                     300   125         130485
                                     291    14 $145,000 08/21/21
               CA      95695                 1      08/14/96

               STEPHENS                     41
     549253742 10630  BRAESWOOD WAY              40000.

     2549654   STANTON
     02
                                   12.75       39697.06     2
                                     181   109         106931
                                     176    14 $136,000 01/15/12
               CA      90680                 1      12/20/96

               STEVENS                      44
     549292786 926  WEST J STREET                30100.

     2549655   ONTARIO
     02
                                   14.49       29892.19     2
                                     241   121         129285
                                     231    14 $132,000 08/14/16
               CA      91762                 1      07/31/96






               MALDONADO                    39
     549317935 82-771  CARREON BOULEVARD         25000.
     2549656   INDIO
     02
                                   14.75       24967.08     2
                                     301   111          95367
                                     296    14 $109,000 01/19/22
               CA      92201                 1      12/13/96

               GALLOWAY                     39
     549336958 311  N. SANTA CRUZ AVENUE         33000.

     2549658   MODESTO
     02
                                   14.99       32752.93     2
                                     241   126          96135
                                     229    14 $103,000 06/01/16
               CA      95354                 1      05/23/96

               NOWAK                        36
     549353372 76  CALLE DE LOS NINOS            25000.

     2549659   RANCHO SANTA MARGARITA
     02
                                   13.99       24539.29     2
                                     240   111         147472
                                     233    04 $156,500 10/23/16
               CA      92688                 1      10/12/96

               ACEVEDO                      39
     549355194 18937  ROCKSPRINGS ROAD           31000.

     2549660   HESPERIA
     02
                                   13.25       29849.07     2
                                     120   102          81437
                                     115    14 $111,000 12/16/06
               CA      92345                 1      12/10/96

               JONES                        42
     549395357 787  TEMESCAL STREET              75000.

     2549661   CORONA
     02
                                   13.75       74911.62     2
                                     301   126         200957
                                     297    14 $220,000 02/15/22
               CA      91719                 1      01/12/97

               AKER                         38
     549463712 1344  JASPER AVE.                 20000.

     2549662   MENTONE
     02
                                   13.99       19921.23     2
                                     240   123          82745
                                     231    14  $84,071 08/14/16
               CA      92359                 1      08/10/96

               BUCKNELL                     46
     549502350 2525  TAFT STREET                 32815.

     2549663   SACRAMENTO
     02
                                   15.25       32765.47     2
                                     300   125          83390
                                     295    04  $93,000 12/11/21
               CA      95815                 1      12/06/96

               GRAY                         36
     549504975 1923  TENNENT AVENUE              10000.

     2549664   CORCORAN
     02
                                   14.99        9736.56     2
                                     121    95          59656
                                     113    14  $74,000 10/07/06
               CA      93212                 1      09/18/96

               RADER                        40
     549513455 44743  FOXBORO COURT              25000.

     2549665   LANCASTER
     02
                                   11.99       24340.85     2
                                     182   116          96619
                                     170    14 $105,000 07/25/11
               CA      93535                 1      05/23/96






               FERIA                        31
     549515672 417  EAST 44TH WAY                50000.
     2549666   LONG BEACH
     02
                                   15.50       49913.00     2
                                     301   115         162252
                                     295    14 $185,000 12/11/21
               CA      90807                 1      11/22/96

               TILLMAN                      44
     549515993 7350  HYANNIS COURT               15500.

     2549667   RIVERSIDE
     02
                                   14.25       15428.88     2
                                     242   110         116000
                                     235    14 $120,000 12/06/16
               CA      92506                 1      10/30/96

               WOLFF                        25
     549615151 457  COUDURES WAY                 25000.

     2549668   PERRIS
     02
                                   15.25       24572.22     2
                                     180   123         101540
                                     169    14 $103,000 06/28/11
               CA      92571                 1      06/24/96

               HERR                         40
     549684573 6326  CHANNEL DRIVE               63500.

     2549669   SAN JOSE
     02
                                   15.00       61861.61     2
                                     181   110         216000
                                     177    14 $255,000 02/15/12
               CA      95123                 1      01/09/97

               TINUCCI                      38
     549723204 1772  LA MESA OAK ROAD            75000.

     2549670   SAN DIMAS
     02
                                   16.00       74478.63     2
                                     181   118         204140
                                     175    14 $237,000 12/15/11
               CA      91773                 1      11/19/96

               MAKINANO                     20
     549760764 3412  BARMOUTH DRIVE              42375.

     2549671   ANTIOCH
     02
                                   13.25       42244.53     2
                                     301   126         152461
                                     294    14 $155,500 11/15/21
               CA      94509                 1      10/24/96

               BARBA                        23
     549777583 9744  WASHINGTON BLVD.            40000.

     2549672   PICO RIVERA
     02
                                   13.99       39685.40     2
                                     241   121         151412
                                     231    14 $159,000 08/01/16
               CA      90660                 1      07/24/96

               CHAVEZ                       44
     549896304 45502  LORIMER AVENUE             17000.

     2549673   LANCASTER
     02
                                   15.99       16794.96     2
                                     180   122          66610
                                     170    14  $69,000 07/19/11
               CA      93534                 1      07/03/96

               MORRIS                       39
     549921066 17747  MARYGOLD AVENUE            25000.

     2549674   BLOOMINGTON
     02
                                   15.99       24805.32     2
                                     242   116         113621
                                     233    14 $120,000 10/01/16
               CA      92316                 1      08/28/96






               HAMILTON                     35
     549924974 16288  EL CENTRO STREET           30000.
     2549675   HESPERIA
     02
                                   12.25       29822.28     2
                                     181   103         108108
                                     177    14 $135,000 02/25/12
               CA      93245                 1      01/15/97

               RODRIGUEZ                    45
     549929161 12223  TANFIELD DRIVE             12000.

     2549676   WHITTIER
     02
                                   13.75       11680.88     2
                                     181   104         148134
                                     176    14 $155,000 01/10/12
               CA      90604                 1      12/04/96

               OINEZA                       44
     549960757 3739  KESWICK WAY                 50500.

     2549677   SACRAMENTO
     02
                                   14.99       50420.02     2
                                     301   124         116509
                                     295    14 $135,000 12/19/21
               CA      95826                 1      11/26/96

               MENDOZA                      45
     549966636 107  PILOT HILL COURT             52400.

     2549678   VALLEJO
     02
                                   14.99       52299.80     2
                                     301   125         116917
                                     295    14 $136,000 12/04/21
               CA      94589                 1      11/25/96

               RIVERA                       39
     549994838 2010  CLYDE AVENUE                25000.

     2549679   LOS ANGELES
     02
                                   13.99       24758.73     2
                                     241   114         118863
                                     232    14 $127,000 09/01/16
               CA      90016                 1      08/07/96

               VEGA                         30
     549999307 4606  CALIFORNIA AVENUE           60000.

     2549680   NORCO
     02
                                   12.49       59706.10     2
                                     301   103          93521
                                     293    14 $150,000 10/10/21
               CA      91760                 1      09/05/96

               COLUNGA                      18
     5500      22638  LA PAIX STREET             31000.

     2549681   GRAND TERRACE
     02
                                   15.25       30861.74     2
                                     181   124         117194
                                     178    14 $120,000 03/01/12
               CA      92313                 1      02/07/97

               HERNANDEZ                    32
     550048545 8045  WENTWORTH STREET            35000.

     2549682   SUNLAND
     02
                                   16.25       34929.31     2
                                     300   117         136673
                                     292    14 $147,651 09/19/21
               CA      91040                 1      09/13/96

               REEDER                       37
     550087563 9002  HARNESS ST.                 25000.

     2549683   SPRING VALLEY
     02
                                   12.99       24756.61     2
                                     241   124         107513
                                     232    14 $107,336 09/19/16
               CA      91977                 1      08/31/96






               DUPREE                       41
     550089747 631  BROCKWOOD DR.                 7936.
     2549684   EL CAJON
     02
                                   13.99        7688.34     2
                                     120   107         143483
                                     113    14 $142,000 10/11/06
               CA      92021                 1      10/07/96

               TRUJILLO                     23
     5501      1961  BAY MEADOW DRIVE            23000.

     2549685   WASCO
     02
                                   14.25       22734.52     2
                                     120   103          74632
                                     117    14  $95,000 02/20/07
               CA      93280                 1      02/03/97

               LAUNDER JR.                  47
     550117313 738  NICHOLAS LANE                30000.

     2549686   EL CAJON
     02
                                   14.49       29947.91     2
                                     301   115         147071
                                     293    14 $154,900 10/07/21
               CA      92019                 1      09/23/96

               KELLEY                       20
     1015      302  COLLAMER DRIVE               50000.

     2549687   CARSON
     02
                                   14.25       49848.89     2
                                     241   110         135970
                                     236    14 $170,000 01/15/17
               CA      90746                 1      12/17/96

               PERRY                        41
     550299306 1117  AMES COURT                  50000.

     2549688   ANTIOCH
     02
                                   13.99       49577.19     2
                                     180   116         123000
                                     173    14 $150,000 10/28/11
               CA      94509                 1      10/10/96

               RUSSO                        38
     550379233 4685  ROOSEVELT DRIVE             45000.

     2549690   BRENTWOOD
     02
                                   13.25       44591.51     2
                                     181   123         147000
                                     175    14 $156,500 12/18/11
               CA      94513                 1      11/08/96

               FRANKLIN                     40
     550398407 4815  LINARO DRIVE                30000.

     2549691   CYPRESS
     02
                                   12.99       29509.19     2
                                     181   100         287900
                                     172    14 $320,000 09/12/11
               CA      90630                 1      08/28/96

               CORLEY                       18
     5504      15550  MATHEW ROAD                75000.

     2549692   VALLEY CENTER
     02
                                   13.75       74744.82     2
                                     182   125         174842
                                     178    14 $200,000 03/26/12
               CA      92082                 1      01/24/97

               STOTT                        45
     550415496 9942  WHITEHILLS ROAD             66000.

     2549693   LAKESIDE
     02
                                   13.75       65693.15     2
                                     301   112         137250
                                     297    14 $183,000 02/15/22
               CA      92040                 1      01/13/97






               JEFFERSON                    39
     550421855 2322  CLARKSON STREET             22000.
     2549695   DENVER
     02
                                   14.25       21881.54     2
                                     241    68          73167
                                     231    14 $140,000 08/22/16
               CO      80205                 1      07/31/96

               CORONEL                      39
     550454220 10509  CANTRELL STREET            30000.

     2549697   WHITTIER
     02
                                   13.25       29691.07     2
                                     240   117         145378
                                     235    14 $150,000 12/16/16
               CA      90604                 1      12/10/96

               JIMENEZ                      41
     550478232 11935  GROVESIDE AVE              44000.

     2549698   WHITTIER
     02
                                   14.99       43741.71     2
                                     241   120         177060
                                     232    14 $185,000 09/10/16
               CA      90604                 1      08/26/96

               FERM                         47
     550479877 1219  KIMBERLY PLACE              30000.

     2549699   ANAHEIM
     02
                                   13.99       29901.56     2
                                     301   121         168865
                                     293    14 $165,000 10/10/21
               CA      92802                 1      09/03/96

               ALLEN                        30
     550536500 936  AYERS LANE                   40000.

     2549700   GALT
     02
                                   13.50       39341.65     2
                                     302   124         122956
                                     297    14 $132,000 02/14/22
               CA      95632                 1      12/31/96

               LOESSBERG                    45
     5505487311 11757  BORDEN ROAD               10000.

     2549701   HERALD
     02
                                   10.99        9817.63     2
                                     180    83         168156
                                     173    14 $216,000 10/18/11
               CA      95638                 1      10/08/96

               TOSTE                        40
     550575085 956  FARNHAM AVENUE               47000.

     2549702   WOODLAND
     02
                                   13.25       46833.75     2
                                     301   126         144597
                                     293    14 $152,990 10/10/21
               CA      95776                 1      09/26/96

               JEFFERSON                    19
     550586932 2040  PARKVIEW STREET             30000.

     2549703   HEMET
     02
                                   13.75       29728.17     2
                                     182   126          72453
                                     175    14  $81,861 12/15/11
               CA      92544                 1      10/26/96

               CAMPOS                       44
     550596953 1676  PREDIO COURT                29080.

     2549704   SAN DIEGO
     02
                                   16.00       29033.91     2
                                     301   118         154080
                                     294    14 $156,500 11/06/21
               CA      92154                 1      10/23/96






               NYGREN                       46
     550642983 12043  71ST AVENUE SOUTH          48000.
     2549705   SEATTLE
     02
                                   15.99       47786.20     2
                                     300   117         103000
                                     295    14 $130,000 12/23/21
               WA      98178                 1      12/16/96

               FONTENETTE                   29
     5507418531 4531  44TH STREET                15000.

     2549707   SACRAMENTO
     02
                                   12.99       14607.46     2
                                     180   127          53083
                                     168    14  $54,000 05/15/11
               CA      95820                 1      05/09/96

               CARLILE                      35
     550801815 5712  BEN ALDER AVENUE            59000.

     2549708   WHITTIER
     02
                                   13.75       58808.95     2
                                     241   116         119131
                                     236    14 $154,000 01/10/17
               CA      90606                 1      12/17/96

               GUTIERREZ                    41
     550807003 7042  HANFORD AVENUE              30000.

     2549709   YUCCA VALLEY
     02
                                   14.50       29525.16     2
                                     181   110          65800
                                     171    14  $87,256 08/28/11
               CA      92284                 1      07/10/96

               HARVEY                       42
     1000      16190  EUCALYPTUS STREET          33250.

     2549710   HESPERIA
     02
                                   14.75       33006.74     2
                                     240   125          97977
                                     230    14 $105,000 07/11/16
               CA      92345                 1      07/03/96

               HATHCOCK                     19
     550844999 25168  LAMAYO AVENUE              50000.

     2549711   MORENO VALLEY
     02
                                   13.99       49904.89     2
                                     302   116          81807
                                     296    14 $114,000 01/22/22
               CA      92557                 1      11/18/96

               ANDERSON                     49
     550861342 5954  E. AVENIDA ARBOL            50000.

     2549712   ANAHEIM
     02
                                   13.99       49885.20     2
                                     301   119         192106
                                     293    14 $205,000 10/25/21
               CA      92807                 1      09/29/96

               ROBERTSON                    45
     550861565 18841  BELMONT DR.                25000.

     2549713   MIAMI
     02
                                   12.99       24591.39     2
                                     181   113          93077
                                     172    14 $105,000 09/05/11
               FL      33157                 1      08/12/96

               TRACY                        43
     5508802931 5254  LIVE OAK VIEW AVENUE       49500.

     2549714   LOS ANGELES
     02
                                   14.75       49401.05     2
                                     300   125         194569
                                     294    14 $195,750 11/15/21
               CA      90041                 1      11/01/96






               DE LOACH                     45
     550889030 982  WEST ARROW HIGHWAY UNIT      35000.
     2549715   UPLAND
     02
                                   13.25       34954.83     2
                                     301   118         117287
                                     297    04 $130,000 02/16/22
               CA      91786                 1      01/14/97

               NIKOLIC                      44
     550932964 22533  SOUTH VERMONT AVENUE       11000.
               #54
     2549717   TORRANCE
     02
                                   13.25       10980.96     2
                                     301   125         132898
                                     296    04 $115,500 01/03/22
               CA      90502                 1      12/20/96

               MICHEL                       39
     550941314 13878  SILVER WOODS LANE          75000.

     2549718   CHINO HILLS
     02
                                   13.25       74870.26     2
                                     301   116         183931
                                     296    14 $224,000 01/15/22
               CA      91709                 1      12/26/96

               IBARRA                       34
     550961827 8295  GRESHAM DRIVE               25000.

     2549719   LAS VEGAS
     02
                                   15.99       24789.86     2
                                     181   102         112750
                                     174    14 $136,000 11/01/11
               NV      89123                 1      10/03/96

               HUMMEL                       18
     550982533 23239  IRONHORSE CANYON ROAD      45000.

     2549720   DIAMOND BAR
     02
                                   12.99       44685.26     2
                                     240    95         223270
                                     230    14 $283,192 07/19/16
               CA      91765                 1      07/10/96

               HEALY                        34
     550989173 3116  SEDONA AVENUE               25000.

     2549721   ROSAMOND
     02
                                   15.25       24917.37     2
                                     241   115         100574
                                     235    14 $110,000 12/15/16
               CA      93560                 1      11/27/96

               ARCE                         14
     5510      711  CAMINITO ESTRELLA            52000.

     2549722   CHULA VISTA
     02
                                   13.50       51903.57     2
                                     242   125         137817
                                     238    14 $153,000 03/15/17
               CA      91910                 1      01/28/97

               FELICIANO JR.                40
     551153398 10826  DROXFORD STREET            45000.

     2549724   CERRITOS
     02
                                   14.75       44925.53     2
                                     301   106         193549
                                     295    14 $225,087 12/09/21
               CA      90701                 1      11/30/96

               LEDOUX                       46
     551159680 7311  CONRAD DRIVE                29300.

     2549725   SACRAMENTO
     02
                                   13.75       28590.62     2
                                     120   124         102000
                                     114    14 $106,000 11/15/06
               CA      95828                 1      11/06/96






               BUSCH                        38
     551176146 9965  PEBBLE BEACH DRIVE          27000.
     2549726   SANTEE
     02
                                   13.99       26768.40     2
                                     240   108         145501
                                     233    14 $160,189 10/28/16
               CA      92071                 1      10/11/96

               STUART                       30
     551276690 2551  WILSHIRE AVE                18900.

     2549727   LA HABRA
     02
                                   14.99       18710.75     2
                                     182    97         159934
                                     173    14 $185,000 10/01/11
               CA      90631                 1      08/09/96

               MILLER                       42
     551277770 174  CINNAMON TEAL                30000.

     2549728   ALISO VIEJO
     02
                                   13.49       29684.19     2
                                     240    96         122057
                                     234    04 $160,000 11/18/16
               CA      92656                 1      11/12/96

               DAUGHERTY                    45
     551292339 10360  POINT REYES CIRCLE         53300.

     2549729   STOCKTON
     02
                                   14.25       53138.91     2
                                     241   126         163000
                                     236    14 $173,000 01/25/17
               CA      95209                 1      12/19/96

               CARTER                       23
     5513      2407  VIA LA MESA                 50000.

     2549730   CHINO HILLS
     02
                                   15.25       49853.17     2
                                     181   106         235883
                                     178    14 $270,000 03/15/12
               CA      91709                 1      02/07/97

               DAVIDSON                     49
     551327137 2408  CANYON DRIVE                75000.

     2549731   MODESTO
     02
                                   14.99       74609.23     2
                                     300   110         153370
                                     295    14 $208,000 12/10/21
               CA      95351                 1      12/03/96

               ROGERS                       39
     551332722 10986  STONEHENGE PLACE           25000.

     2549732   RIVERSIDE
     02
                                   14.99       24768.02     2
                                     240   110         139526
                                     232    14 $149,702 09/25/16
               CA      92503                 1      09/11/96

               SAUCEDO                      42
     551339781 13159  OILNUT COURT               16743.

     2549733   MORENO VALLEY
     02
                                   15.99       16669.19     2
                                     241   118          96445
                                     234    14  $96,580 11/08/16
               CA      92553                 1      10/16/96

               MC NATT JR.                  46
     551358293 1348  EDMORE AVENUE               56000.

     2549734   ROWLAND HEIGHTS
     02
                                   14.50       55902.97     2
                                     301   115         118328
                                     295    14 $152,000 12/25/21
               CA      91748                 1      11/15/96






               PRIKOSOVITS                  22
     5514      7810  HERMOSA STREET              30500.
     2549736   VENTURA
     02
                                   13.99       30477.21     2
                                     301   108         212536
                                     297    14 $227,000 02/20/22
               CA      93004                 1      01/23/97

               KERZICH                      46
     551436344 16159  VIA ESTE                   29200.

     2549737   SONORA
     02
                                   15.00       29163.32     2
                                     302   120         111368
                                     296    14 $118,000 01/23/22
               CA      95370                 1      11/29/96

               JACOBSON                     43
     551453402 1425  BRADFORD AVENUE             25000.

     2549738   ROSAMOND
     02
                                   15.99       24862.05     2
                                     300   115          94425
                                     292    14 $104,750 09/27/21
               CA      93560                 1      09/06/96

               WINSTON                      30
     551475004 514  WEST 38TH STREET             30000.

     2549739   LONG BEACH
     02
                                   14.49       29384.38     2
                                     241   104         167171
                                     228    14 $190,000 05/10/16
               CA      90806                 1      04/27/96

               CATER                        40
     551511308 1219  OXTON DRIVE                 75000.

     2549740   SAN JOSE
     02
                                   13.75       74861.37     2
                                     302   122         150092
                                     296    14 $186,000 01/20/22
               CA      95121                 1      11/22/96

               SCHLANGE                     43
     551512122 78950  LA PALMA DRIVE             25000.

     2549741   LA QUINTA
     02
                                   14.25       24609.61     2
                                     181   107         118747
                                     171    14 $135,000 08/15/11
               CA      92253                 1      07/16/96

               HERZOG                       39
     551533388 2509  CURTIS WAY                  62000.

     2549742   SACRAMENTO
     02
                                   13.50       56997.21     2
                                     182   126         116789
                                     176    14 $143,000 01/02/12
               CA      95818                 1      11/26/96

               TRUETT                       49
     551574925 7762  PALM AVENUE                 25000.

     2549743   YUCCA VALLEY
     02
                                   13.99       24444.07     2
                                     181   148          52965
                                     169    14  $53,000 06/01/11
               CA      92284                 1      05/29/96

               Martinez                     37
     551616381 3035  VALLEY VIEW AVENUE          45000.

     2549744   WEST COVINA
     02
                                   14.99       44883.78     2
                                     300   114         141292
                                     292    14 $163,600 09/24/21
               CA      91792                 1      09/12/96






               BLACKMER                     29
     551667040 5101  SULLY STREET                28600.
     2549745   SACRAMENTO
     02
                                   13.49       28503.05     2
                                     300   126          80416
                                     293    14  $87,000 10/08/21
               CA      95838                 1      10/03/96

               OJEDA                        43
     551734186 4833  EAST WASATCH DRIVE          50000.

     2549746   ANAHEIM
     02
                                   15.75       49606.73     2
                                     300   125         153675
                                     291    14 $164,000 08/26/21
               CA      92807                 1      08/14/96

               PALACIOS                     32
     551738197 1401  NORWOOD COURT               23000.

     2549747   UPLAND
     02
                                   13.75       22841.71     2
                                     181   115         150798
                                     177    14 $151,750 02/16/12
               CA      91786                 1      01/10/97

               BROTZMAN                     33
     5517725011 2177  WEST DAWNVIEW DRIVE        40000.

     2549748   RIALTO
     02
                                   12.25       39917.28     2
                                     300   113         129463
                                     296    14 $150,000 01/15/22
               CA      92377                 1      01/08/97

               PINNEL                       39
     551862072 13515  TRACY STREET #A            49000.

     2549750   BALDWIN PARK
     02
                                   12.25       48363.85     2
                                     121   118          80222
                                     117    04 $110,000 02/08/07
               CA      91706                 1      01/15/97

               CASSIDY                      21
     5519      863  GREEN RIDGE DRIVE #2         43000.

     2549752   DALY CITY
     02
                                   13.99       42899.56     2
                                     241   101         161100
                                     237    04 $204,000 02/15/17
               CA      94014                 1      01/23/97

               NORMAN                       46
     551943270 908  SANDRA DRIVE                 22000.

     2549754   BAKERSFIELD
     02
                                   14.25       21855.69     2
                                     181   115          63808
                                     176    14  $75,000 01/18/12
               CA      93304                 1      12/15/96

               KINNEY                       28
     551945035 633  ANABY COURT                  36400.

     2549755   UPLAND
     02
                                   14.50       35643.56     2
                                     180   110         150312
                                     172    14 $170,000 09/24/11
               CA      91786                 1      09/13/96

               CHICO                        33
     551947980 432  EAST CORONADO STREET          6500.

     2549756   SAN DIMAS
     02
                                   11.99        6385.20     2
                                     122    95         169895
                                     116    14 $186,000 01/02/07
               CA      91773                 1      11/16/96






               BLANKENSHIP                  42
     551965398 595  NICHOLET STREET              26000.
     2549757   POMONA
     02
                                   13.75       25774.99     2
                                     180   100          90916
                                     175    14 $117,500 12/20/11
               CA      91768                 1      12/17/96

               ESQUIVEL                     45
     552087686 1033  GEORGIA LANE                47000.

     2549759   VISTA
     02
                                   14.99       46910.11     2
                                     301   121         133262
                                     294    14 $150,000 11/01/21
               CA      92083                 1      10/25/96

               DOMINGUEZ                    44
     552118084 911  CARLTON PRIVADO              25000.

     2549760   ONTARIO
     02
                                   14.99       24896.44     2
                                     241   131          81360
                                     234    04  $81,360 11/07/16
               CA      91762                 1      10/25/96

               JAQUEZ                       44
     552118550 15660  CITRON AVENUE              10000.

     2549761   FONTANA
     02
                                   13.99        9761.38     2
                                     132   107          94673
                                     126    14  $98,000 11/14/07
               CA      92335                 1      11/06/96

               VEGAS                        29
     552134332 613  NORTH REGATTA DRIVE          38000.

     2549762   VALLEJO
     02
                                   14.99       37681.95     2
                                     302   125         178285
                                     293    14 $174,000 10/22/21
               CA      94591                 1      08/09/96

               HUMPHREY                     45
     552191971 5805  ROBIN LANE                  50000.

     2549763   LAS VEGAS
     02
                                   12.75       49927.19     2
                                     301   120          75076
                                     296    14 $105,100 01/18/22
               NV      89108                 1      12/12/96

               FAWLEY                       44
     552192145 743  NORTH RESH STREET            42000.

     2549764   ANAHEIM
     02
                                   13.99       41370.88     2
                                     301   116         211200
                                     293    14 $220,000 10/10/21
               CA      92805                 1      09/21/96

               BACLIG                       18
     5523      414  GEMMA DRIVE                  25500.

     2549765   MILPITAS
     02
                                   13.75       25456.87     2
                                     181    82         243194
                                     179    14 $330,000 04/16/12
               CA      95035                 1      03/17/97

               CANNADY                      37
     552350449 9826  JOEL CIRCLE                 60000.

     2549767   CYPRESS
     02
                                   13.99       59862.24     2
                                     300   119         233236
                                     294    14 $247,500 11/06/21
               CA      90630                 1      11/01/96






               MARTINEZ                     44
     552392265 2237  WILLOW AVENUE               40000.
     2549768   PITTSBURG
     02
                                   12.75       39616.94     2
                                     301   109         160113
                                     296    14 $185,000 01/05/22
               CA      94565                 1      12/18/96

               ECKMAN                       47
     552436414 3100  CASTELAR COURT #E102        28500.

     2549769   CORONA
     02
                                   13.25       28450.70     2
                                     303   108         128052
                                     296    04 $145,000 01/12/22
               CA      91720                 1      10/30/96

               CIOCO JR.                    24
     552482801 12354  WINTERGREEN STREET         19000.

     2549770   RANCHO CUCAMONGA
     02
                                   12.99       18771.19     2
                                     180   117         109000
                                     173    14 $110,000 10/16/11
               CA      91739                 1      10/01/96

               KIRK                         53
     552536367 4405  ARENDO DRIVE                60000.

     2549772   SAN DIEGO
     02
                                   13.75       59805.94     2
                                     300   111         133500
                                     291    14 $175,500 08/27/21
               CA      92115                 1      08/20/96

               AGUILAR                      35
     552550076 2282  CAPITOL AVENUE              25000.

     2549773   EAST PALO ALTO
     02
                                   17.99       24977.49     2
                                     300    90         114000
                                     294    14 $155,000 11/27/21
               CA      94303                 1      11/22/96

               PRICE                        48
     552575134 3438  ALDER CANYON WAY            21000.

     2549774   ANTELOPE
     02
                                   12.99       20796.24     2
                                     241   115          94958
                                     232    14 $101,564 09/24/16
               CA      95843                 1      08/27/96

               BADAME JR.                   47
     552601868 1512  VIA LAZO                    25000.

     2549776   PALOS VERDES
     02
                                   12.99       24419.97     2
                                     180    79         718179
                                     168    14 $950,000 05/15/11
               CA      90274                 1      05/17/96

               URBANO                       45
     552636316 5101  SURREYGLEN WAY              50000.

     2549777   ELK GROVE
     02
                                   14.99       49904.37     2
                                     302   124         159095
                                     293    14 $169,000 10/18/21
               CA      95758                 1      08/27/96

               JONES                        45
     552642934 18478  LOMA STREET                30000.

     2549778   HESPERIA
     02
                                   12.99       29705.74     2
                                     241   106         125775
                                     231    14 $147,000 08/01/16
               CA      92345                 1      07/12/96






               FORD                         48
     552667411 11875  4TH STREET                 22600.
     2549779   YUCAIPA
     02
                                   14.49       22537.67     2
                                     300   124         109986
                                     292    14 $107,000 09/25/21
               CA      92399                 1      09/04/96

               CANADAY                      42
     552700552 6474  NORTH AUGUSTA STREET        46099.

     2549780   FRESNO
     02
                                   16.99       46011.23     2
                                     300   125          86401
                                     295    14 $106,000 12/17/21
               CA      93710                 1      12/13/96

               CASTANON                     21
     5528      2145  EAST EL PASO                50000.

     2549782   FRESNO
     02
                                   15.25       49970.39     2
                                     300   118         109004
                                     298    14 $135,000 03/20/22
               CA      93720                 1      03/01/97

               CLINE                        40
     552821161 43759  GINTER ROAD                35000.

     2549783   HEMET
     02
                                   14.00       34947.13     2
                                     301   112         138000
                                     296    14 $155,000 01/23/22
               CA      92544                 1      12/17/96

               WHITTAM                      43
     552856155 13892  RIATA STREET               27000.

     2549784   GARDEN GROVE
     02
                                   13.25       26805.03     2
                                     182   113         149757
                                     176    14 $157,000 01/15/12
               CA      92644                 1      11/25/96

               CORBETT JR.                  44
     552947125 18910  WOODSON COURT              40000.

     2549786   RAMONA
     02
                                   14.99       39801.02     2
                                     241   110         140000
                                     232    14 $165,000 09/13/16
               CA      92065                 1      08/29/96

               GOMEZ                        24
     5530      410  PALMER STREET                75000.

     2549787   MILPITAS
     02
                                   14.75       74816.17     2
                                     241   117         135000
                                     237    14 $180,000 02/20/17
               CA      95035                 1      01/24/97

               Higginson                    44
     553065157 16413  CALLE ANA                  24000.

     2549789   POWAY
     02
                                   15.25       23707.05     2
                                     181    85         346326
                                     171    14 $440,000 08/15/11
               CA      92064                 1      07/11/96

               PACQUING                     51
     553131858 2342  EAGLE CREEK LANE            25000.

     2549790   OXNARD
     02
                                   13.75       24647.79     2
                                     180   100         221712
                                     172    14 $247,000 09/23/11
               CA      93030                 1      09/09/96






               BROOKS                       30
     553159788 9935  S.W. MCDONALD STREET        25000.
     2549791   TIGARD
     02
                                   17.99       24957.37     2
                                     300   108         137000
                                     294    14 $150,000 11/27/21
               OR      97224                 1      11/22/96

               CASSADY                      39
     553170365 5325  MANZANITA AVENUE #3         28160.

     2549792   CARMICHAEL
     02
                                   13.25       28111.02     2
                                     301   123          57395
                                     296    04  $70,000 01/21/22
               CA      95608                 1      12/27/96

               OLVERA                       37
     553178752 17024  VIA PASATIEMPO             38250.

     2549793   SAN LORENZO
     02
                                   13.25       37902.78     2
                                     181   118         156044
                                     176    14 $166,000 01/18/12
               CA      94580                 1      12/12/96

               KIMBALL                      32
     553252239 6870  JASPER STREET               40000.

     2549794   ALTA LOMA
     02
                                   13.75       39653.82     2
                                     180   125         146025
                                     175    14 $150,000 12/25/11
               CA      91701                 1      12/10/96

               REYES                        44
     553319479 5955  BRECKINRIDGE LANE           42000.

     2549795   CHINO
     02
                                   13.75       41914.01     2
                                     300   122         152862
                                     295    14 $161,000 12/28/21
               CA      91710                 1      12/05/96

               RIFINO                       34
     553330937 1421  OAK TREE COURT              34500.

     2549796   LA HABRA
     02
                                   13.75       34153.47     2
                                     181    86         233754
                                     175    14 $315,000 12/15/11
               CA      90631                 1      11/12/96

               BAUMANN                      36
     553377441 6062  DAGNY CIRCLE                75000.

     2549797   HUNTINGTON BEACH
     02
                                   13.75       74899.99     2
                                     302   107         256712
                                     297    14 $312,000 02/05/22
               CA      92647                 1      12/09/96

               KIBLER JR.                   20
     5534      1536  HICKORY WOOD DRIVE          28000.

     2549798   ANNAPOLIS
     02
                                   16.25       27946.78     2
                                     300   102         125000
                                     297    14 $150,000 02/11/22
               MD      21401                 1      02/04/97

               PAREDES                      35
     553432444 44848  16TH STREET EAST           25000.

     2549799   LANCASTER
     02
                                   13.99       24866.49     2
                                     241   101          89622
                                     233    14 $113,900 10/15/16
               CA      93535                 1      09/30/96






               KENNEDY                      41
     553537961 5004  SHADOWBROOK ST.            14606.5
     2549800   BAKERSFIELD
     02
                                   13.99       14317.78     2
                                     121   111          97369
                                     114    14 $101,500 11/08/06
               CA      93313                 1      10/16/96

               FROMME JR.                   35
     553572045 11  CARRELAGE LANE                24300.

     2549801   FOOTHILL RANCH
     02
                                   13.25       23564.48     2
                                     301   100         154540
                                     297    14 $180,000 02/05/22
               CA      92610                 1      01/06/97

               REYNOLDS                     40
     553595799 576  MCCAFFERY ROAD               38400.

     2549802   BIG FORK
     02
                                   14.99       38241.03     2
                                     241    92          51945
                                     232    14  $99,000 09/16/16
               MT      59911                 1      08/19/96

               JONES                        40
     553600047 1420  S. HAPPY LANE               39000.

     2549803   PAHRUMP
     02
                                   14.49       38735.52     2
                                     240   115          85000
                                     228    14 $108,000 05/15/16
               NV      89041                 1      05/06/96

               MCCARTY                      20
     5537      2613  FORESTVILLE ROAD            53100.

     2549804   WAKE FOREST
     02
                                   14.25       52927.91     2
                                     181   125         137000
                                     178    14 $153,000 03/12/12
               NC      27587                 1      02/10/97

               KELLEY                       50
     553706447 4661  PARK BOULEVARD              75000.

     2549805   OAKLAND
     02
                                   13.75       74851.00     2
                                     300   105         212338
                                     295    14 $275,500 12/25/21
               CA      94602                 1      12/09/96

               Suarez                       35
     553708177 1125  FLYING HILL PLACE           65000.

     2549806   DIAMOND BAR
     02
                                   14.00       64848.37     2
                                     241    96         193899
                                     237    14 $270,000 02/15/17
               CA      91765                 1      01/09/97

               HAWKS                        33
     553741457 4284  MARMOT COURT NE             42308.

     2549807   SALEM
     02
                                   13.99       41953.02     2
                                     241   106         133684
                                     233    14 $167,500 10/16/16
               OR      97305                 1      09/21/96

               DUARTE                       40
     553786928 7041  FIVE WELLS ROAD             45000.

     2549808   GARDEN VALLEY
     02
                                   14.75       44933.45     2
                                     301   104         130449
                                     296    14 $170,000 01/16/22
               CA      95633                 1      12/17/96






               CASTRO                       46
     5537960341 4212  NORTH BELLECHASSE AVENUE   60000.
     2549809   COVINA
     02
                                   14.25       59672.79     2
                                     241   125         151448
                                     234    14 $170,000 11/01/16
               CA      91722                 1      10/17/96

               ROPER                        29
     5538296971 8356  FOPPIANO WAY               17000.

     2549810   SACRAMENTO
     02
                                   13.99       16640.46     2
                                     180    99         130898
                                     168    14 $150,000 05/15/11
               CA      95829                 1      05/03/96

               BLESCHING                    49
     553831319 1212/1212 A    BURNETT ST         50000.

     2549811   BERKELEY
     02
                                   14.25       49838.11     2
                                     301    99         245782
                                     297    14 $300,000 02/15/22
               CA      94702                 1      01/17/97

               PUTNAM                       24
     5539      1270  NORTH SAN ANTONIO AVENUE    38328.

     2549812   UPLAND
     02
                                   13.50       38194.39     2
                                     182   118         179783
                                     178    14 $185,000 03/21/12
               CA      91786                 1      01/24/97

               CAMACHO                      42
     553941828 3306  240TH STREET COURT EAST     65000.

     2549813   SPANAWAY
     02
                                   15.99       64896.75     2
                                     300   123         102199
                                     294    14 $136,000 11/14/21
               WA      98387                 1      11/08/96

               LANE                         43
     553982899 14142  MENDOCINO COURT            25000.

     2549815   FONTANA
     02
                                   14.99       24828.89     3
                                     241   148         192735
                                     233    14 $162,900 10/09/16
               CA      92336                 1      09/23/96

               GONZALEZ                     42
     554023310 24385  DEL AMO ROAD               39900.

     2549816   RAMONA
     02
                                   14.25       39766.52     2
                                     300    98         155667
                                     291    14 $201,534 08/27/21
               CA      92065                 1      08/12/96

               MARQUEZ                      44
     554081238 2451  LA COSTA AVENUE             25000.

     2549818   CHULA VISTA
     02
                                    9.99       24693.06     2
                                     181   111         195410
                                     176    14 $200,000 01/16/12
               CA      91915                 1      12/31/96

               RAILSBACK                    19
     5541      2834  S. PARIS COURT              35000.

     2549819   AURORA
     02
                                   12.99       34936.28     2
                                     181   103         137551
                                     179    14 $168,000 04/15/12
               CO      80014                 1      03/13/97






               CASIAS                       49
     554159547 10304  EAGAN DRIVE                34200.
     2549821   WHITTIER
     02
                                   13.75       32575.82     2
                                     121   119         158291
                                     116    14 $163,000 01/15/07
               CA      90604                 1      12/10/96

               MILNER                       44
     554170339 2804  MAJESTIC AVENUE             25000.

     2549822   SAN BERNARDINO
     02
                                   14.99       24952.23     2
                                     301   109         111000
                                     293    14 $125,000 10/23/21
               CA      92405                 1      09/17/96

               SCOTT                        44
     554197924 144  GREENBRIAR LANE              25000.

     2549823   LA PUENTE
     02
                                   12.99       24521.92     2
                                     181   129          96927
                                     170    14  $95,000 07/11/11
               CA      91744                 1      06/19/96

               JORDAN                       37
     554317824 43733  27TH STREET EAST           26250.

     2549824   LANCASTER
     02
                                   14.99       26029.89     2
                                     240   126         105660
                                     230    14 $105,000 07/16/16
               CA      93535                 1      07/08/96

               LOMBARDO                     43
     554336024 853  NORTH GREENLAWN AVENUE       24500.

     2549825   CAMRILLO
     02
                                   14.25       24339.31     2
                                     180    90         128228
                                     176    04 $170,000 01/15/12
               CA      93010                 1      01/03/97

               CHRISTY                      42
     554370124 21271  MADRE STREET               25000.

     2549826   TEHACHAPI
     02
                                   15.99       24753.11     2
                                     181   128          88880
                                     173    14  $89,500 10/10/11
               CA      93561                 1      09/27/96

               ZAAT                         40
     554419780 1327  SOUTH PRIMROSE AVENUE       50000.

     2549828   MONROVIA
     02
                                   14.25       49848.89     2
                                     242   122         156156
                                     236    14 $170,000 01/02/17
               CA      91016                 1      11/27/96

               SPINO                        39
     554452299 6600  MEDALLION COURT             45000.

     2549829   CITRUS HEIGHTS
     02
                                   14.25       44891.85     2
                                     241   125         129457
                                     236    14 $140,000 01/15/17
               CA      95621                 1      12/24/96

               HENTILA                      29
     554454240 28800  AVENIDA PACIFICA           40000.

     2549830   MENIFEE
     02
                                   13.49       39899.45     2
                                     300   117         182009
                                     294    14 $190,000 11/26/21
               CA      92584                 1      11/20/96






               OEI                          17
     5545      1639  VISTA DEL NORTE             49900.
     2549831   CHINO HILLS
     02
                                   12.99       49766.29     2
                                     241   102         204257
                                     237    14 $250,000 02/15/17
               CA      91709                 1      01/29/97

               ALMON                        43
     554542917 13155  SETANCKET ROAD             25000.

     2549832   APPLE VALLEY
     02
                                   14.99       24331.48     2
                                     241   122          66734
                                     232    14  $75,400 09/01/16
               CA      92307                 1      08/03/96

               TORRES                       41
     554599689 1895  CARQUINEZ AVENUE            48000.

     2549834   RICHMOND
     02
                                   15.75       47882.43     2
                                     241   114         150070
                                     236    14 $175,000 01/20/17
               CA      94805                 1      12/02/96

               MOORE                        37
     554614398 525  WEST JACARANDA PLACE         28200.

     2549835   FULLERTON
     02
                                   13.25       28048.11     2
                                     181   106         156884
                                     177    14 $175,000 02/15/12
               CA      92632                 1      01/09/97

               STEVENSON                    43
     554623448 4521  FALLOW WAY                  45000.

     2549836   ANTIOCH
     02
                                   13.25       44324.50     2
                                     181   123         232000
                                     176    14 $226,000 01/18/12
               CA      94509                 1      12/12/96

               SERNA                        36
     554673517 343  SOUTH MADRONA AVENUE         35000.

     2549837   BREA
     02
                                   13.75       34820.08     2
                                     182   112         142701
                                     177    14 $160,000 02/20/12
               CA      92621                 1      12/19/96

               Del Rico                     45
     554742485 6074  VERA ST.                    21000.

     2549838   RIVERSIDE
     02
                                   14.99       20959.85     2
                                     301   119          85956
                                     294    14  $90,000 11/18/21
               CA      92507                 1      10/18/96

               PECK                         37
     554782793 2040  DOLORES STREET              75000.

     2549839   WEST COVINA
     02
                                   13.75       74427.93     2
                                     182   121         178325
                                     177    14 $210,000 02/02/12
               CA      91792                 1      12/18/96

               GRIFFITH                     21
     5548      10011  MARNICE AVENUE             75000.

     2549840   TUJUNGA
     02
                                   14.50       74922.93     2
                                     301   107         191329
                                     297    14 $250,000 02/19/22
               CA      91042                 1      01/28/97






               JASMANKA                     32
     554829251 1634  ORIOLE STREET               13600.
     2549841   HANFORD
     02
                                   13.25       13564.11     2
                                     241    92          49696
                                     237    14  $69,000 02/23/17
               CA      93230                 1      01/17/97

               HANKS                        40
     554837858 3273  SAVALLI #A                  23580.

     2549842   LAS VEGAS
     02
                                   15.75       22204.82     2
                                     301   126          55229
                                     291    04  $63,000 08/01/21
               NV      89102                 1      07/26/96

               MCNAMARA                     43
     554853262 913  TEMPE DRIVE                  30000.

     2549843   HANFORD
     02
                                   14.50       29926.32     2
                                     301   123          79524
                                     295    14  $89,500 12/05/21
               CA      93230                 1      11/21/96

               LEE                          39
     554869440 9231  ELWOOD AVENUE               37000.

     2549844   FONTANA
     02
                                   11.99       36041.76     2
                                     241   122         106475
                                     234    14 $118,000 11/07/16
               CA      92335                 1      10/15/96

               HARDY                        40
     5548695641 24562  CREEKVIEW DRIVE           15000.

     2549845   LAGUNA HILLS
     02
                                   12.99       14946.12     2
                                     242    96         194757
                                     236    14 $220,000 01/11/17
               CA      92653                 3      11/04/96

               RAY                          46
     554900196 22031  SOUTH MAIN STREET #20      29500.

     2549846   CARSON
     02
                                   13.75       29379.88     2
                                     240   100         119827
                                     235    04 $150,000 12/20/16
               CA      90745                 1      12/13/96

               SPARACINO                    46
     554944722 1047  NANCY DRIVE                 50000.

     2549848   RIPON
     02
                                   15.75       49931.22     2
                                     301   117         219056
                                     295    14 $230,000 12/27/21
               CA      95366                 1      11/07/96

               MOORE                        38
     554969639 1251  NORTH FULTON STREET         35000.

     2549849   ANAHEIM
     02
                                   14.00       34933.53     2
                                     301   125         157456
                                     295    14 $155,000 12/15/21
               CA      92801                 1      11/13/96

               JOHNSON                      28
     555042121 9503  COLFAX RD.                  25000.

     2549850   PHELAN
     02
                                   14.99       24782.71     2
                                     241    91          74939
                                     233    14 $110,000 10/13/16
               CA      93271                 1      09/23/96






               JENSEN                       35
     555150734 4216  WEST 168TH STREET           24000.
     2549851   LAWNDALE
     02
                                   12.99       23823.75     2
                                     241    62         122300
                                     232    14 $237,000 09/04/16
               CA      90260                 3      08/21/96

               CADWALLADER                  40
     555155493 973  TENNENT AVENUE               40000.

     2549852   PINOLE
     02
                                   15.75       39450.28     2
                                     181   123         150439
                                     175    14 $156,000 12/04/11
               CA      94564                 1      11/08/96

               VIAES                        42
     555315423 9700  JERSEY AVENUE #194          25000.

     2549853   SANTA FE SPRINGS
     02
                                    9.99       24763.96     2
                                     181    93         122631
                                     177    14 $160,000 02/10/12
               CA      90670                 1      01/28/97

               AFAN III                     37
     555337940 68150  MARINA ROAD                25000.

     2549854   CATHEDRAL CITY
     02
                                   12.99       24419.97     2
                                     180   146         119307
                                     168    14  $99,000 05/23/11
               CA      92234                 1      05/16/96

               SAUCEDO                      21
     555350213 8620  W. ALVARADO RD.             35000.

     2549855   PHOENIX
     02
                                   14.99       34338.02     2
                                     121   125         107000
                                     113    14 $114,500 10/21/06
               AZ      85037                 1      09/24/96

               GOODE                        37
     555356124 4824  IRONGATE LANE               40000.

     2549856   SANTA ANA
     02
                                   13.25       39913.04     2
                                     301   118         124112
                                     295    14 $140,000 12/21/21
               CA      92703                 1      11/21/96

               FABBRI                       46
     555375457 14508  ARROWHEAD CANYON ROAD      56500.

     2549857   BAKERSFIELD
     02
                                   14.25       53849.04     2
                                     300   122         173466
                                     296    14 $190,000 01/28/22
               CA      93306                 1      01/06/97

               CAMERON                      51
     555375622 8625  RUBY CREST COURT            40000.

     2549858   ELK GROVE
     02
                                   14.49       39901.57     2
                                     300   121         165688
                                     294    14 $170,000 11/12/21
               CA      95624                 1      11/04/96

               NELSON                       48
     555417439 4318  N.W. CLOVERDALE STREET      30000.

     2549859   MOORPARK
     02
                                   14.99       29854.76     2
                                     242    90         185000
                                     232    14 $241,000 09/09/16
               CA      93021                 1      07/11/96






               OLIVER                       43
     555477198 13730  CHOCO ROAD                 29000.
     2549860   APPLE VALLEY
     02
                                   11.99       28652.87     2
                                     241    75         183891
                                     234    14 $284,000 11/01/16
               CA      92307                 1      10/22/96

               MITCHELL                     35
     555494976 11669  KIRKWOOD STREET            37500.

     2549861   HERALD
     02
                                   13.75       36796.91     2
                                     180   125         137391
                                     175    14 $141,000 12/06/11
               CA      95638                 1      12/02/96

               WARREN                       39
     555526930 41742  ERIN DRIVE                 75000.

     2549862   HEMET AREA
     02
                                   13.25       74458.37     2
                                     181   119          81487
                                     176    14 $132,000 01/15/12
               CA      92544                 1      12/17/96

               GARCIA                       37
     555595517 2229  LA MARK AVENUE              50000.

     2549863   LAS VEGAS
     02
                                   14.25       49759.99     2
                                     241   125         100312
                                     235    14 $121,000 12/02/16
               NV      89106                 1      11/12/96

               BATES                        51
     555599275 224  COOPER SCHOOL ROAD           25000.

     2549864   VACAVILLE
     02
                                   12.49       24756.24     2
                                     241   114         138012
                                     230    14 $143,000 07/02/16
               CA      95687                 1      06/25/96

               REED-PERKS                   46
     555645526 620  MISTY MEADOW STREET          50000.

     2549865   STOCKTON
     02
                                   15.00       49863.87     2
                                     241   125         143000
                                     236    14 $155,000 01/24/17
               CA      95210                 1      12/18/96

               MCKINSEY                     30
     555663929 1355  WINDSOR DRIVE               33000.

     2549866   SAN BERNARDINO
     02
                                   14.99       32857.35     2
                                     240   124          77784
                                     233    14  $90,000 10/08/16
               CA      92404                 1      10/01/96

               CANO                         44
     555678912 11921  COLIMA ROAD                22550.

     2549867   WHITTIER
     02
                                   15.99       22482.83     2
                                     241    96         178500
                                     231    14 $210,000 08/20/16
               CA      90604                 1      07/25/96

               MORELAND                     42
     555681336 1210  MINARETS                    70000.

     2549868   CLOVIS
     02
                                   14.99       69710.14     2
                                     240   121         141161
                                     234    14 $175,000 11/18/16
               CA      93611                 1      11/08/96






               NUNES                        27
     555686548 1808  BUENA VISTA AVENUE          35000.
     2549869   ALAMEDA
     02
                                   12.75       34632.78     2
                                     180   117         169000
                                     176    14 $175,750 01/25/12
               CA      94501                 1      01/10/97

               ESPARZA                      43
     555697854 15802  EAST GREENROCK AVENUE      25000.

     2549870   LANCASTER
     02
                                   13.99       24881.06     2
                                     241   120         107659
                                     232    14 $111,308 09/17/16
               CA      93535                 1      08/30/96

               FRANKLIN                     33
     555700188 6205  REGINA WAY                  25000.

     2549871   BAKERSFIELD
     02
                                   12.75       24907.20     2
                                     241   101          73753
                                     237    14  $98,000 02/08/17
               CA      93307                 1      01/24/97

               HILTY                        43
     555717306 8142  ARMANDO COURT               28000.

     2549872   SACRAMENTO
     02
                                   14.99       27821.39     2
                                     300   122         110415
                                     294    14 $113,500 11/15/21
               CA      95828                 1      11/11/96

               MORA                         42
     555741023 4124  W. MAGILL AVENUE            24000.

     2549873   FRESNO
     02
                                   14.50       23923.28     2
                                     300   126          85236
                                     291    14  $87,000 08/28/21
               CA      93722                 1      08/24/96

               CROSS                        46
     555750432 15134  ILEX DRIVE                 72000.

     2549874   CHINO HILLS
     02
                                   14.99       71537.06     2
                                     301   112         198777
                                     295    14 $242,665 12/10/21
               CA      91709                 1      11/25/96

               LEHMAN                       23
     555761639 3683  RED OAK CIRCLE              15000.

     2549875   W. ORANGE PARK
     02
                                   14.99       14860.93     2
                                     181   112          79750
                                     173    14  $85,000 10/07/11
               FL      32073                 1      09/09/96

               FAVATA                       37
     555765524 1860  FOXGATE LANE                28000.

     2549876   CHINO HILLS
     02
                                   12.75       27733.51     2
                                     181    90         189698
                                     173    14 $242,750 10/10/11
               CA      91709                 1      09/05/96

               RIGGS                        34
     555786010 1529  NIAN WAY                    20000.

     2549877   MODESTO
     02
                                   14.99       19796.88     2
                                     241   126          71786
                                     229    14  $73,000 06/13/16
               CA      95351                 1      05/30/96






               BUCKELEW                     24
     555827936 5662  BLUEGRASS LANE              57500.
     2549880   SAN JOSE
     02
                                   13.25       57300.63     2
                                     241   125         157000
                                     236    04 $172,500 01/17/17
               CA      95118                 1      12/05/96

               ZABLAN                       37
     5559283781 3  SAGE #35                      30000.

     2549883   IRVINE
     02
                                   13.25       29934.73     2
                                     301    76         135853
                                     295    14 $219,750 12/20/21
               CA      92604                 1      11/22/96

               RODRIGUEZ                    48
     555942493 194  LAPWING LANE                 33000.

     2549884   GALT
     02
                                   15.00       32791.34     2
                                     241   126         129620
                                     231    14 $130,000 08/09/16
               CA      95632                 1      07/19/96

               TALBOTT                      21
     1033      303  EAST LEMON AVENUE            26000.

     2549885   MONROVIA
     02
                                   14.75       25945.34     2
                                     241   116         145157
                                     237    14 $148,000 02/15/17
               CA      91016                 1      01/24/97

               NOSSAL IV                    37
     556045881 8042  KING KELLY DRIVE            39500.

     2549887   EL CAJON
     02
                                   12.99       39276.40     2
                                     301   116         140100
                                     293    14 $155,000 10/18/21
               CA      92021                 1      09/12/96

               JENKINS                      37
     556067666 60  HOLLIS LANE                   35000.

     2549888   GRIDLEY
     02
                                   13.25       34909.46     2
                                     241    99          72969
                                     237    14 $110,000 02/15/17
               CA      95948                 1      01/22/97

               KELLY                        38
     556130393 3952  KLAMATH RIVER DRIVE         41320.

     2549889   ONTARIO
     02
                                   15.49       41225.05     2
                                     300   126         114514
                                     293    14 $124,203 10/10/21
               CA      91761                 1      10/03/96

               MCALLISTER                   21
     556137124 2093  ELMWOOD ROAD                25000.

     2549890   SAN BERNARDINO
     02
                                   14.99       24913.24     2
                                     241   107          68064
                                     233    14  $87,500 10/01/16
               CA      92404                 1      09/20/96

               MENDENHALL                   41
     556333713 93  BRIANNE CIRCLE                67000.

     2549891   WINDSOR
     02
                                   15.00       66894.09     2
                                     301   105         161000
                                     295    14 $219,000 12/27/21
               CA      95492                 1      11/06/96






               EVANS                        47
     556337634 182  CHADWICK WAY                 75000.
     2549892   FOLSOM
     02
                                   15.99       74901.39     2
                                     300   118         149000
                                     294    14 $190,000 11/27/21
               CA      95630                 1      11/22/96

               VIARS                        44
     556337941 12610  CAMINITO DESTELLO          35000.

     2549893   SAN DIEGO
     02
                                   14.25       34442.65     2
                                     181    95         238811
                                     173    14 $290,000 10/04/11
               CA      92130                 1      09/12/96

               SPENCER                      46
     556453659 327  EAST LIVE OAK STREET #S      23000.

     2549894   SAN GABRIEL
     02
                                   16.25       22726.51     2
                                     181    92          91938
                                     172    04 $125,000 09/01/11
               CA      91776                 1      08/19/96

               DIMPEL                       49
     556545460 42  CANDLEWOOD WAY                32810.

     2549895   BUENA PARK
     02
                                   13.99       32701.96     2
                                     300   114         128397
                                     294    14 $142,170 11/15/21
               CA      90621                 1      11/09/96

               OSSMAN                       49
     556554797 6631  AMIGO AVENUE                40000.

     2549896   RESEDA
     02
                                   13.49       39596.91     2
                                     241   118         125070
                                     231    14 $140,000 08/07/16
               CA      91335                 1      07/26/96

               ZIMMERMAN                    39
     556558596 329  SOUTH ALBERTSON AVENUE       31500.

     2549897   COVINA
     02
                                   13.25       30932.49     2
                                     120   116         148270
                                     116    14 $155,000 01/22/07
               CA      91723                 1      01/16/97

               BRADLEY                      47
     556579120 24666  NEWHAVEN DRIVE             30000.

     2549898   MURRIETA
     02
                                   12.99       29774.89     2
                                     240   120         102700
                                     232    14 $111,310 09/20/16
               CA      92562                 1      09/11/96

               SUMER                        39
     556696655 7801  32ND AVENUE                 23000.

     2549899   SACRAMENTO
     02
                                   13.50       22789.06     2
                                     243   118          71017
                                     235    14  $80,000 12/18/16
               CA      95824                 1      09/27/96

               FISHER                       35
     556723614 6824  NEVADA COURT                65000.

     2549900   RANCHO CUCAMONGA
     02
                                   14.99       64867.96     2
                                     241   125         177287
                                     237    14 $195,000 02/15/17
               CA      91701                 1      01/27/97






               SURH                         34
     556732329 1635  CLARK AVENUE #309           25000.
     2549901   LONG BEACH
     02
                                   13.75       24669.37     2
                                     181    92         121575
                                     177    04 $160,000 02/18/12
               CA      90815                 1      01/07/97

               DILORETTA                    43
     556780815 33  SYCAMORE CANYON DRIVE         50000.

     2549902   DOVE CANYON
     02
                                   11.99       49721.36     2
                                     300   105         309500
                                     292    14 $343,979 09/23/21
               CA      92679                 1      09/14/96

               ZAPATA                       51
     556797461 3961  ELSTON DRIVE                70000.

     2549903   SAN BRUNO
     02
                                   14.49       69305.52     2
                                     300   111         201139
                                     293    14 $246,270 10/24/21
               CA      94066                 1      10/17/96

               CHRISTENSEN                  38
     556855149 6288  PINE CREST DRIVE          54215.22

     2549905   LOS ANGELES
     02
                                   15.00       53910.50     2
                                     243   103         187365
                                     232    14 $235,000 09/01/16
               CA      90042                 1      06/20/96

               LAUB                         46
     556864076 774  ARBOR WAY                    54000.

     2549906   MANTECA
     02
                                   14.49       53886.84     2
                                     301   116         101369
                                     294    14 $135,000 11/12/21
               CA      95336                 1      10/23/96

               PEREZ                        36
     556882600 3012  EISENHOWER AVENUE           25000.

     2549907   ARCADIA
     02
                                   11.99       24416.52     2
                                     241   136         109000
                                     233    14  $98,671 10/23/16
               CA      91006                 1      09/30/96

               ESPINOZA                     25
     556948997 9312  STATE STREET                35000.

     2549908   SOUTHGATE
     02
                                   13.99       34618.26     2
                                     241    97         151337
                                     232    14 $192,224 09/19/16
               CA      90280                 1      08/28/96

               SORCI                        39
     556966222 1082  ALAMO CT.                   50000.

     2549910   PITTSBURG
     02
                                   13.99       49762.26     2
                                     241   124         134710
                                     231    14 $150,000 08/19/16
               CA      94565                 1      07/30/96

               CHECK                        40
     557020927 2768  CRAMER CIRCLE               50000.

     2549911   SAN JOSE
     02
                                   14.25       49909.32     2
                                     301   125         154144
                                     295    14 $163,500 12/27/21
               CA      95111                 1      11/20/96






               PETROVICH                    45
     557046886 934  EAST 18TH STREET             54000.
     2549912   OAKLAND
     02
                                   13.75       53914.67     2
                                     301   122         135000
                                     296    14 $155,000 01/25/22
               CA      94606                 1      12/14/96

               BOGENBERGER                  42
     557047762 2332  BLOOMDALE STREET            15000.

     2549913   DUARTE
     02
                                   14.99       14779.63     2
                                     181   106         127694
                                     169    14 $135,000 06/01/11
               CA      91010                 1      05/15/96

               DAVISON                      40
     5570623891 7448  APPLE BLOSSOM COURT        50000.

     2549914   HIGHLAND
     02
                                   13.25       49887.20     2
                                     300   123         158559
                                     295    14 $170,000 12/20/21
               CA      92346                 1      12/17/96

               GARCIA                       39
     557081940 6551  MOTZ STREET #1              12000.

     2549915   PARAMOUNT
     02
                                   13.99       11859.32     2
                                     124   105          87056
                                     117    04  $95,000 02/15/07
               CA      90723                 1      10/28/96

               SARABIA                      41
     557084462 8405  EAST OLYMPIC BOULEVARD      25000.

     2549916   PICO RIVERA
     02
                                   13.99       24945.37     2
                                     301    95         122052
                                     293    14 $155,000 10/16/21
               CA      90660                 1      09/14/96

               MOLINA                       42
     557085136 3105  VINELAND AVENUE             40000.

     2549917   BALDWIN PARK
     02
                                   14.99       39862.84     2
                                     241   122         135634
                                     232    14 $145,000 09/10/16
               CA      91706                 1      08/23/96

               MILA DELA ROCA               46
     557173491 265  SAWDAY STREET                35400.

     2549918   RAMONA
     02
                                   14.49       34454.89     2
                                     301   125         148974
                                     294    14 $147,500 11/08/21
               CA      92065                 1      10/22/96

               MINEO II                     43
     557178534 11075  MANADA ROAD                25000.

     2549919   PHELAN
     02
                                   14.99       22846.09     2
                                     241   122          75674
                                     232    14  $83,124 09/10/16
               CA      92371                 1      08/28/96

               MILAUCKAS                    31
     557193047 762  ALPHA STREET                 20000.

     2549920   TULARE
     02
                                   14.75       19875.01     2
                                     181   115          89127
                                     176    14  $95,000 01/15/12
               CA      93274                 1      12/11/96






               BELL                         41
     557253096 15130  S. BUTLER AVENUE           34000.
     2549921   RANCHO DOMINGUEZ
     02
                                   13.75       33329.77     2
                                     180    82          94220
                                     169    14 $158,000 06/18/11
               CA      90221                 1      06/06/96

               COOPER                       25
     1012      343  NORTH ORLANDO AVENUE         37500.

     2549922   LOS ANGELES
     02
                                   13.99       37443.24     2
                                     301   103         279000
                                     296    14 $310,000 01/20/22
               CA      90048                 1      12/23/96

               MCCONNELL                    39
     557272978 18881  PERSIMMON CIRCLE           50000.

     2549923   FOUNTAIN VALLEY
     02
                                   14.25       49909.32     2
                                     302   115         211000
                                     296    14 $228,000 01/15/22
               CA      92708                 1      11/14/96

               REDD SR.                     32
     557314995 3348  MORNINGWOOD COURT           33750.

     2549925   ONTARIO
     02
                                   14.99       33536.36     2
                                     240   124         132383
                                     229    14 $134,750 06/15/16
               CA      91761                 1      06/08/96

               RUBIO                        45
     557335057 9751  FOREST AVENUE               19000.

     2549926   BLOOMINGTON
     02
                                   15.99       18919.68     2
                                     241   104         120853
                                     233    14 $135,000 10/11/16
               CA      92316                 1      09/17/96

               BRANDON II                   43
     557379030 940  PHILLIPS STREET              34000.

     2549927   VISTA
     02
                                   14.99       33838.56     2
                                     301    96         161643
                                     293    14 $205,000 10/21/21
               CA      92083                 1      09/13/96

               CALA                         51
     557468606 5041  BEREAN LANE                 75000.

     2549929   IRVINE
     02
                                   14.99       74779.29     2
                                     300    98         295253
                                     293    14 $380,000 10/23/21
               CA      92715                 1      10/17/96

               MUNOZ                        38
     557547957 12747  9TH STREET                 43000.

     2549930   YUCAIPA
     02
                                   13.25       42850.88     2
                                     240   123          90092
                                     236    14 $108,250 01/28/17
               CA      92399                 1      01/10/97

               MORALES                      22
     557551639 1108  MAYNARD DRIVE               31300.

     2549931   DUARTE
     02
                                   15.99       31258.84     2
                                     301   121         141248
                                     293    14 $143,500 10/25/21
               CA      91010                 1      09/23/96






               LUND                         45
     557584622 15221  N. COUNTY ROAD 400 EAST    34500.
     2549933   EATON
     02
                                   14.25       34215.46     2
                                     181   106         132816
                                     175    14 $159,000 12/22/11
               IN      47338                 1      11/16/96

               WONG                         41
     557590580 4605  CEDAR AVENUE                29000.

     2549934   EL MONTE
     02
                                   14.25       28760.82     2
                                     181   119         149401
                                     176    14 $150,000 01/06/12
               CA      91732                 1      12/17/96

               VO                           45
     557598721 5043  WEST 1ST STREET             45000.

     2549935   SANTA ANA
     02
                                   14.25       44881.45     2
                                     303   103         103365
                                     297    14 $145,000 02/15/22
               CA      92703                 1      11/27/96

               WISE                         24
     5576      3609  BELLFLOWER DRIVE            45000.

     2549936   ANTIOCH
     02
                                   14.50       44969.38     2
                                     301   125         130000
                                     298    14 $140,000 03/25/22
               CA      94509                 1      02/21/97

               MARTINEZ                     21
     557633367 16802  MANNING STREET             30000.

     2549938   VICTORVILLE
     02
                                   14.25       29932.40     2
                                     241   124          76652
                                     236    14  $86,500 01/15/17
               CA      92392                 1      12/01/96

               DIAS                         43
     557667072 1641  MANZANITA AVENUE            60000.

     2549939   SANTA ROSA
     02
                                   12.99       59839.22     2
                                     241   109         223000
                                     237    14 $260,500 02/28/17
               CA      95404                 1      01/21/97

               RICKS                        43
     557691133 11970  BLACK MOUNTAIN RD #58      18400.

     2549940   SAN DIEGO
     02
                                   15.99       18333.75     2
                                     240   112         147000
                                     233    04 $149,000 10/25/16
               CA      92129                 1      10/05/96

               VILHAUER                     45
     557703083 1520  NEWBOROUGH DRIVE            37750.

     2549941   SACRAMENTO
     02
                                   14.50       37494.40     2
                                     241   126         137986
                                     232    14 $139,950 09/15/16
               CA      95833                 1      08/30/96

               ROBERTSON                    31
     557709974 16772  MANZANITA STREET           25000.

     2549943   HESPERIA
     02
                                   13.99       24881.14     2
                                     240   107          65314
                                     232    14  $85,000 09/23/16
               CA      92345                 1      09/04/96






               GARCIA                       18
     557711039 3713  VIA DE ANZA                 40000.
     2549944   SAN MARCOS
     02
                                   15.99       38933.09     2
                                     241   125         126771
                                     230    14 $133,570 07/08/16
               CA      92069                 1      06/27/96

               COX                          43
     557726416 9667  BICKLEY DRIVE               31000.

     2549945   HUNTINGTON BEACH
     02
                                   13.75       30951.00     2
                                     301   100         103819
                                     296    04 $135,000 01/28/22
               CA      92646                 1      12/30/96

               GRIER                        41
     557773850 2734  ROMER BLVD                  38500.

     2549946   POLLOCK PINES
     02
                                   13.99       38174.83     2
                                     301   126         111963
                                     293    14 $120,000 10/02/21
               CA      95726                 1      09/26/96

               HOLDEN                       40
     557811377 730  WEST PHILLIPS STREET #13     25000.

     2549947   ONTARIO
     02
                                   10.99       24486.07     2
                                     180   138          43501
                                     171    04  $50,000 08/21/11
               CA      91762                 1      08/01/96

               MUNOZ JR.                    49
     557821775 319  SUTTON CIRCLE                75000.

     2549948   DANVILLE
     02
                                   13.75       74869.98     2
                                     301    87         228000
                                     296    14 $351,500 01/02/22
               CA      94506                 1      12/23/96

               MCCASKILL                    34
     557837123 5104  JORDAN FREY STREET #202     17000.

     2549949   LAS VEGAS
     02
                                   15.99       16722.73     2
                                     181   121          89652
                                     170    04  $88,225 07/08/11
               NV      89130                 1      06/24/96

               MILLER                       30
     557862012 2245  SILKY SULLIVAN LANE         36500.

     2549950   RENO
     02
                                   15.50       35820.46     2
                                     180   106         129598
                                     175    14 $158,000 12/23/11
               NV      89502                 1      12/02/96

               TOLER                        25
     5579      3452  SANTA CLARA CIRCLE          65000.

     2549951   COSTA MESA
     02
                                   12.25       64933.18     2
                                     302   112         211608
                                     298    14 $249,000 03/10/22
               CA      92626                 1      01/27/97

               APOLINARIO                   43
     557934567 304  GRENADINE WAY                36000.

     2549953   HERCULES
     02
                                   12.25       35714.18     2
                                     181   112         273000
                                     176    14 $276,000 01/28/12
               CA      94547                 1      12/18/96






               MALDONADO                    40
     558170577 1856  MIRADOR DR.                 16700.
     2549955   AZUSA
     02
                                   14.99       16642.69     2
                                     241   105         205350
                                     234    14 $213,000 11/01/16
               CA      91702                 1      10/06/96

               BURTON                       43
     558171125 6601  DRY BREEZE COURT            18800.

     2549956   LAS VEGAS
     02
                                   13.99       18499.44     2
                                     301   107         136042
                                     293    14 $145,000 10/21/21
               NV      89108                 1      09/18/96

               MUGA                         33
     558178843 5934  MCNEES AVENUE               35000.

     2549957   WHITTIER
     02
                                   13.75       34782.79     2
                                     240   122         147658
                                     235    14 $150,000 12/19/16
               CA      90606                 1      12/05/96

               HOWELL                       43
     558252045 10726  DOVE COURT                 33000.

     2549958   ADELANTO
     02
                                   12.99       32677.87     2
                                     241   123         103524
                                     234    14 $111,027 11/01/16
               CA      92301                 1      10/26/96

               DUMAS                        44
     558273481 28930  JASMINE CREEK LANE         25000.

     2549959   HIGHLAND
     02
                                   14.75       24913.60     2
                                     300   123          99594
                                     292    14 $102,000 09/15/21
               CA      92346                 1      09/04/96

               ASH                          19
     558294088 835  EAST AVE. J-12               25000.

     2549960   LANCASTER
     02
                                   15.99       24728.67     2
                                     240   108          89382
                                     230    14 $106,000 07/26/16
               CA      93535                 1      07/09/96

               VALADEZ                      46
     558305343 10247  PARKINSON AVENUE           50000.

     2549961   WHITTIER
     02
                                   12.99       49384.71     2
                                     240    87          81004
                                     230    14 $152,000 07/15/16
               CA      90605                 1      07/05/96

               CRUME                        43
     558334163 5200  YVONNE WAY                  25000.

     2549962   SACRAMENTO
     02
                                   14.25       24905.00     2
                                     240   123          98288
                                     235    14 $101,000 12/13/16
               CA      95823                 1      12/05/96

               HEITZMAN                     35
     558398108 17942  SYCAMORE ST.               25000.

     2549964   HESPERIA
     02
                                   15.99       24910.03     2
                                     241   107         107822
                                     234    14 $125,000 11/01/16
               CA      92345                 1      10/04/96






               GUTIERREZ                    43
     558428934 22734  LAKEWAY DRIVE #345         19600.
     2549965   DIAMOND BAR
     02
                                   15.99       19541.61     2
                                     242   123          64871
                                     233    14  $69,000 10/01/16
               CA      91765                 1      08/27/96

               BARTOLI                      40
     558436480 237  NORTH GREENBANK AVENUE       50000.

     2549966   DUARTE
     02
                                   14.99       49399.26     2
                                     180   119         209660
                                     173    14 $220,000 10/23/11
               CA      91010                 1      10/17/96

               TROUSDALE                    41
     558438454 25510  MARTA COURT                30000.

     2549967   HEMET
     02
                                   14.75       29764.27     2
                                     181   124          82382
                                     176    14  $91,000 01/04/12
               CA      92544                 1      12/12/96

               DAVIS                        50
     558461425 6804  PURSLANE WAY                25000.

     2549968   CITRUS HEIGHTS
     02
                                   11.99       24848.20     2
                                     181    85          93620
                                     176    14 $140,000 01/20/12
               CA      95621                 1      12/06/96

               AUSTIN                       45
     5584768261 14199  PLUMAS COURT              50000.

     2549969   FONTANA
     02
                                   14.50       49739.89     2
                                     240   121         150389
                                     233    14 $166,000 10/15/16
               CA      92336                 1      10/02/96

               RITCHIE                      43
     558622441 41101  SUNSET LANE                32000.

     2549970   HEMET
     02
                                   13.25       31765.83     2
                                     240   111          89229
                                     236    14 $110,000 01/28/17
               CA      92544                 1      01/22/97

               BRAVO                        40
     558674340 4424  WINNETKA AVENUE             75000.

     2549973   WOODLAND HILLS
     02
                                   14.75       74850.12     2
                                     301    99         328793
                                     295    14 $410,000 12/01/21
               CA      91364                 1      11/25/96

               CASELMAN                     20
     558682586 33608  VIEW POINT                 38000.

     2549974   LAKE ELSINORE
     02
                                   12.99       37491.63     2
                                     241   122         138671
                                     231    14 $145,000 08/07/16
               CA      92532                 1      07/26/96

               MAES                         14
     5587      11972  WEST DICKENS DRIVE         25000.

     2549975   BOISE
     02
                                   13.99       24580.49     2
                                     181   100          99200
                                     178    14 $125,000 03/15/12
               ID      83704                 1      02/06/97






               COWAN                        43
     558725985 19334  WEST SANTA MARIA DRIVE     75000.
     2549977   SANTA CLARITA
     02
                                   13.75       74851.00     2
                                     300   124         190612
                                     295    14 $215,000 12/20/21
               CA      91321                 1      12/13/96

               HANS                         39
     558747839 17358  MAYERLING ST.              35000.

     2549978   LOS ANGELES
     02
                                   13.99       34769.42     2
                                     240   106         204522
                                     232    14 $227,500 09/26/16
               CA      91344                 1      09/17/96

               COLLETTE                     36
     558844612 33496  WINDMILL RD.               22000.

     2549979   WILDOMAR
     02
                                   14.99       21857.12     2
                                     240   123          87465
                                     231    14  $89,000 08/27/16
               CA      92595                 1      08/10/96

               BRADLEY                      46
     558901606 1323-A  SAN MIGUEL CANYON ROAD    42000.

     2549980   WATTSONVILLE
     02
                                   13.99       41886.84     2
                                     302   119         201539
                                     293    14 $205,000 10/01/21
               CA      95076                 1      08/28/96

               BOLWELL                      35
     558940045 11819  KLING STREET               41000.

     2549981   VALLEY VILLAGE
     02
                                   13.75       40370.31     2
                                     301   105         220300
                                     295    14 $250,000 12/20/21
               CA      91607                 1      11/22/96

               PEREZ                        37
     558961968 1827  NORTH FREDERIC STREET       50000.

     2549982   BURBANK
     02
                                   15.25       49908.87     2
                                     301   117         118948
                                     294    14 $145,000 11/25/21
               CA      91505                 1      10/24/96

               MCARTHUR                     39
     559088352 2542  WEST WINDHAVEN DRIVE        37650.

     2549983   RIALTO
     02
                                   13.99       37578.38     2
                                     301   124         118408
                                     294    14 $126,000 11/12/21
               CA      92377                 1      10/17/96

               MCCLURE                      39
     559174806 4267  PLEASANTON AVENUE           23000.

     2549984   PLEASANTON
     02
                                   12.75       21307.69     2
                                     181    89         105000
                                     177    04 $145,000 02/21/12
               CA      94566                 1      01/15/97

               NEWMAN                       45
     559314776 10418  SOUTH CIMARRON STREET      46000.

     2549986   LOS ANGELES
     02
                                   15.49       45852.91     2
                                     240   123         136355
                                     234    14 $149,023 11/26/16
               CA      90047                 1      11/14/96






               MORROW                       40
     559378775 5308  NORTH GRANTLAND DRIVE       25000.
     2549987   COVINA
     02
                                   14.25       24529.73     2
                                     181   113         142620
                                     170    14 $149,000 07/01/11
               CA      91722                 1      06/20/96

               HOUSTON                      40
     559416128 29613  VIA MONDO                  40000.

     2549988   TEMECULA
     02
                                   14.99       39738.34     2
                                     241   122         171387
                                     229    14 $174,000 06/15/16
               CA      92592                 1      05/28/96

               JAMES                        48
     559507120 43015  BRIGHTON COMMON            75000.

     2549989   FREMONT
     02
                                   14.49       74667.16     2
                                     241   114         235418
                                     234    14 $274,522 11/01/16
               CA      94538                 1      10/24/96

               MONTOYA                      44
     559519943 3455  SMILAX WAY                  41150.

     2549990   SACRAMENTO
     02
                                   14.25       41075.33     2
                                     300   125          89755
                                     295    14 $104,737 12/13/21
               CA      95834                 1      12/02/96

               CALAHAN                      33
     559572793 44844  MARGE PLACE                18000.

     2549991   TEMECULA
     02
                                   14.75       17936.15     2
                                     241   115         112510
                                     235    14 $113,568 12/10/16
               CA      92592                 1      11/26/96

               BARAJAS                      46
     559604985 1850  HICKORYWOOD LANE            58000.

     2549992   MANTECA
     02
                                   14.50       57628.71     2
                                     182   104          70243
                                     176    14 $124,000 01/10/12
               CA      95336                 1      11/18/96

               STECK                        21
     559643641 25503  DAYTON AVENUE              31000.

     2549994   BARSTOW
     02
                                   14.99       30209.76     2
                                     241   125          58717
                                     230    14  $72,000 07/25/16
               CA      92311                 1      06/21/96

               GUZMAN                       41
     559675040 4235  PORTE DE MERANO #105        20000.

     2549995   SAN DIEGO
     02
                                   12.99       19763.84     2
                                     181   105         146650
                                     174    04 $160,000 11/19/11
               CA      92122                 1      10/31/96

               MCCULLAH                     35
     559684720 2821  FORESTER DRIVE              75000.

     2549996   LA VERNE
     02
                                   13.75       73311.79     2
                                     301   105         262991
                                     293    14 $322,600 10/02/21
               CA      91750                 1      09/17/96






               SCAMBRAY                     20
     5597      41125  MOUNTAIN PRIDE DRIVE       40000.
     2549997   MURRIETA
     02
                                   12.75       39943.51     2
                                     301   123         131431
                                     298    14 $140,000 03/02/22
               CA      92562                 1      02/17/97

               ETRINGER                     15
     559773403 1456  VIA MESA                    32439.

     2549998   SAN LORENZO
     02
                                   13.99       32079.49     2
                                     181    98         147915
                                     173    14 $185,000 10/15/11
               CA      94580                 1      09/12/96

               MALEKZADEH                   44
     559786486 6380  N. FORESTIERE               54000.

     2549999   FRESNO
     02
                                   14.25       53241.03     2
                                     301   121          97795
                                     297    14 $126,000 02/05/22
               CA      93722                 1      01/08/97

               BALCOM                       45
     559816713 25305  KERRI LANE                 21000.

     2550000   RAMONA
     02
                                   13.99       20758.41     2
                                     241    85         136181
                                     231    14 $186,816 08/19/16
               CA      92065                 1      07/17/96

               SEYMORE                      41
     559880877 3863  SAINT NICHOLAS AVENUE       30000.

     2550001   REDDING
     02
                                   13.75       29952.59     2
                                     301   110          57819
                                     296    14  $80,000 01/18/22
               CA      96003                 1      12/12/96

               VEGA                         23
     1017      1334  WEST LOWEN STREET           16000.

     2550003   WILMINGTON
     02
                                   14.25       15752.28     2
                                     121   109         109111
                                     116    14 $115,000 01/18/07
               CA      90744                 1      12/12/96

               MARTIN                       23
     5599      8209  SONOMA HILLS WAY            13700.

     2550004   SACRAMENTO
     02
                                   12.99       13687.70     2
                                     302   113         100000
                                     298    14 $101,000 03/15/22
               CA      95828                 1      01/28/97

               FOWLER                       31
     559902344 13536  MT. RANIER WAY             25000.

     2550005   HESPERIA
     02
                                   14.99       24855.50     2
                                     240    96          73768
                                     232    14 $103,198 09/18/16
               CA      92345                 1      09/05/96

               PEREZ                        44
     559982499 17307  STOWERS AVENUE             60000.

     2550007   CERRITOS
     02
                                   13.75       59819.05     2
                                     301   110         180371
                                     295    14 $220,000 12/25/21
               CA      90703                 1      11/07/96






               KELSOE                       16
     5600      8548  TURLOCK DRIVE               21000.
     2550009   RIVERSIDE
     02
                                   14.99       20971.74     2
                                     241   113         132071
                                     238    14 $136,000 03/15/17
               CA      92504                 1      02/01/97

               BONBRAKE                     28
     560040367 687  BRISTOL COURT                36000.

     2550010   LEMOORE
     02
                                   13.99       35695.53     2
                                     181   123         111260
                                     173    14 $120,000 10/27/11
               CA      93245                 1      09/20/96

               CAMACHO                      32
     560064426 14802  DANBROOK DRIVE             23000.

     2550011   WHITTIER
     02
                                   13.99       22798.38     2
                                     240    92         150488
                                     230    14 $190,000 07/17/16
               CA      90604                 1      07/05/96

               SALAZAR                      35
     560111621 10716  ITAZMNA ROAD               25000.

     2550012   LA MESA
     02
                                   16.49       24868.05     2
                                     241   100         142679
                                     230    14 $168,000 07/01/16
               CA      91941                 1      06/25/96

               GREEN-COLLINS                35
     560139420 625  ALICE RAE CIRCLE             32500.

     2550013   GALT
     02
                                   13.75       32276.26     2
                                     180   112         112000
                                     176    14 $130,000 01/15/12
               CA      95632                 1      01/06/97

               ABREU                        45
     560154915 2542  RAVEN ROAD                  40000.

     2550014   PLEASANTON
     02
                                   13.99       39908.16     2
                                     300   102         305000
                                     294    14 $340,000 11/08/21
               CA      94566                 1      11/02/96

               MELENDEZ                     21
     5602      9  HILL COURT                     45000.

     2550016   HERCULES
     02
                                   12.99       44835.25     2
                                     181   112         119000
                                     178    04 $147,000 03/20/12
               CA      94547                 1      02/04/97

               GAGNER JR.                   37
     560270868 2171  DEVONSHIRE DRIVE            48750.

     2550017   CORONA
     02
                                   13.25       48345.26     2
                                     301   126         142996
                                     294    14 $153,000 11/01/21
               CA      91719                 1      10/15/96

               ASEO                         51
     560315529 5487  BUCHANAN PLACE              49000.

     2550018   FREMONT
     02
                                   15.75       48785.81     2
                                     241   115         181000
                                     233    14 $201,000 10/04/16
               CA      94538                 1      09/24/96






               COHEN                        41
     560352420 764  SOUTH LA GRANGE AVENUE       33200.
     2550019   NEWBURRY PARK
     02
                                   14.75       33145.03     2
                                     300    91         147729
                                     295    14 $200,000 12/18/21
               CA      91320                 1      12/04/96

               RATCLIFFE                    33
     1002      700  SANTA ANA AVENUE             50000.

     2550021   SACRAMENTO
     02
                                   13.75       49859.27     2
                                     300   125          57534
                                     293    14  $86,250 10/16/21
               CA      95838                 1      10/02/96

               JARMAN                       41
     560410837 39678  SALINA DRIVE               34000.

     2550022   MURRIETA
     02
                                   14.75       33902.46     2
                                     241   100         129736
                                     236    14 $165,000 01/24/17
               CA      92563                 1      12/09/96

               PRICE                        44
     5604847201 3616  ROSANNE LANE               40000.

     2550023   MODESTO
     02
                                   14.25       39421.51     2
                                     301   123         104924
                                     295    14 $118,750 12/26/21
               CA      95356                 1      11/23/96

               WAKAYAMA                     44
     560498057 4760  ALLEGRO LANE                40000.

     2550024   SAN JOSE
     02
                                   14.50       39563.57     2
                                     181   108         164712
                                     171    14 $190,000 08/21/11
               CA      95111                 1      07/26/96

               WEST                         22
     5605      4341  AVOCADO BOULEVARD           50000.

     2550025   LA MESA
     02
                                   13.99       49962.62     2
                                     303    89         153553
                                     299    14 $230,000 04/10/22
               CA      91941                 1      01/24/97

               NAVO                         17
     5606      9970  TIMBERMIST COURT            26700.

     2550026   ALTA LOMA
     02
                                   12.25       26647.54     2
                                     242   112         261996
                                     238    14 $260,000 03/03/17
               CA      91737                 1      01/31/97

               LOTTES                       21
     560648762 1801  AVENIDA MARTINA             25000.

     2550027   ROSEVILLE
     02
                                   14.99       24713.96     2
                                     241   109         164711
                                     232    14 $175,000 09/23/16
               CA      95747                 1      08/28/96

               ELLES                        43
     560681111 12195  VISTA DEL CAJON ROAD       70000.

     2550028   LAKESIDE
     02
                                   13.75       69378.04     2
                                     181   121         141000
                                     176    14 $175,000 01/22/12
               CA      92040                 1      12/18/96






               OSTERMAN                     23
     5607      70  MATTINGLY AVENUE              35000.
     2550030   INDIAN HEAD
     02
                                   16.50       34966.76     2
                                     300   115         113492
                                     297    14 $130,000 02/18/22
               MD      20640                 1      02/14/97

               SPAIN                        27
     560719599 238  MONTANA DEL LAGO DRIVE       14300.

     2550031   RANCHO SANTA MARGARITA
     02
                                   12.75       14146.95     2
                                     180   100         117000
                                     176    04 $132,000 01/24/12
               CA      92688                 1      01/13/97

               SADOWSKI                     32
     560747483 11219  TIGRINA AVENUE             45000.

     2550032   WHITTIER
     02
                                   13.75       42874.26     2
                                     241   120         167000
                                     236    14 $177,000 01/24/17
               CA      90603                 1      12/13/96

               Guerrero                     36
     560763962 824  JEFFERSON AVENUE             50000.

     2550033   CHULA VISTA
     02
                                   14.50       49816.45     2
                                     241   108         118268
                                     235    14 $157,000 12/11/16
               CA      91911                 1      11/07/96

               MC AMISH III                 37
     560770849 36719  LITTLE SYCAMORE STREET     24700.

     2550034   PALMDALE
     02
                                   13.75       24650.89     2
                                     300   114         111612
                                     295    14 $120,000 12/11/21
               CA      93552                 1      12/05/96

               MOODY JR.                    44
     560807469 130  MOON DANCE DRIVE             25000.

     2550035   SANTA MARIA
     02
                                   14.50       24908.23     2
                                     240   118         133255
                                     235    14 $135,000 12/18/16
               CA      93455                 1      12/11/96

               MCEWAN                       39
     560840788 1571  TANGLEWOOD DR.              30000.

     2550036   CORONA
     02
                                   14.99       29902.00     2
                                     301   107         170108
                                     293    14 $188,000 10/10/21
               CA      91270                 1      09/03/96

               MCKINNEY                     43
     560842372 195  EAST MADRONA STREET          40700.

     2550037   RIALTO
     02
                                   13.75       40051.21     2
                                     182   123         112612
                                     172    14 $125,000 09/01/11
               CA      92376                 1      07/30/96

               MOORE II                     36
     560845794 26820  COLUMBIA WAY               73000.

     2550038   TEHACHAPI
     02
                                   13.75       72763.61     2
                                     240   125         144609
                                     236    14 $175,000 01/26/17
               CA      93561                 1      01/21/97






               LEWIS                        44
     560847810 825  CHARTER WAY                  25000.
     2550039   VACAVILLE
     02
                                   16.75       24977.36     2
                                     301   118         134000
                                     296    14 $135,000 01/01/22
               CA      95687                 1      12/24/96

               LITSEY                       44
     560888062 5387  SHIRLEY J. LANE             40000.

     2550040   WRIGHTWOOD
     02
                                   14.49       39791.60     2
                                     240   117         213052
                                     233    14 $217,000 10/15/16
               CA      92397                 1      10/07/96

               VALLE                        22
     5609      5162  OLGA AVENUE                 77000.

     2550041   CYPRESS
     02
                                   12.99       76793.68     2
                                     241   105         146104
                                     238    14 $214,000 03/01/17
               CA      90630                 1      02/05/97

               KELLEY                       35
     560942326 6  MONROE                         48000.

     2550042   IRVINE
     02
                                   14.25       47820.52     2
                                     301   123         152063
                                     290    04 $163,000 07/19/21
               CA      92720                 1      06/20/96

               DIAS                         42
     560954858 4513  WESSEX LANE                 31000.

     2550043   SALIDA
     02
                                   13.99       30877.88     2
                                     241   125         108064
                                     235    14 $112,000 12/19/16
               CA      95368                 1      11/29/96

               MILLER                       39
     560964789 5234  CRESTLINE DRIVE             75000.

     2550044   FORESTHILL
     02
                                   14.99       74881.21     2
                                     301   121         118403
                                     295    14 $160,000 12/05/21
               CA      95631                 1      11/29/96

               COWEN                        16
     560980058 1314  CAMBON CT.                  40000.

     2550045   REDLANDS
     02
                                   11.99       39707.90     2
                                     241   119         161821
                                     233    14 $170,000 10/16/16
               CA      92373                 1      09/26/96

               PENDLETON                    30
     560981509 8218  ALSTON AVENUE               40000.

     2550046   HESPERIA
     02
                                   12.75       39470.80     2
                                     181   115          82467
                                     177    14 $107,000 02/25/12
               CA      92345                 1      01/23/97

               VERHARST                     30
     560988164 9943  LIGGETT STREET              47894.

     2550047   BELLFLOWER
     02
                                   13.75       47837.58     2
                                     302   123         150678
                                     297    14 $162,000 02/15/22
               CA      90706                 1      12/23/96






               SCHMAELING                   35
     561029397 4492  ALDERPORT DRIVE #51         31900.
     2550048   HUNTINGTON BEACH
     02
                                   13.25       31844.81     2
                                     300    99         110883
                                     296    04 $145,000 01/27/22
               CA      92649                 1      01/13/97

               ESPINOZA                     37
     561134911 1214  CORTE FAMOSA                26000.

     2550049   SAN MARCOS
     02
                                   13.25       25859.93     2
                                     181   106         143561
                                     177    14 $160,000 02/15/12
               CA      92069                 1      01/24/97

               CASTANON                     42
     5612542111 7999  PAISLEY AVENUE             38000.

     2550051   HESPERIA
     02
                                   14.25       37348.18     2
                                     181   126          54300
                                     170    14  $73,750 07/01/11
               CA      92345                 1      06/19/96

               HOVEILER                     43
     561317488 315  NORTH WESTERN AVENUE         20000.

     2550052   SAN PEDRO
     02
                                   14.25       19973.07     2
                                     301   111         141897
                                     296    14 $146,000 01/21/22
               CA      90732                 1      12/07/96

               HERNANDEZ                    25
     561357182 27509  STROMBERG                  31500.

     2550053   HAYWARD
     02
                                   14.49       31360.18     2
                                     241   106         115636
                                     235    14 $140,000 12/04/16
               CA      94545                 1      11/16/96

               HOLIDAY                      43
     561371346 2290  NOBHILL ROAD                40000.

     2550054   CARLSBAD
     02
                                   13.99       39457.67     2
                                     241   106         186870
                                     232    14 $215,000 09/01/16
               CA      92003                 1      08/12/96

               SMALLING                     24
     561375111 582  MATHEW STREET                25000.

     2550055   PORTERVILLE
     02
                                   15.00       24770.09     2
                                     240   119          61804
                                     230    14  $73,000 07/24/16
               CA      93257                 1      07/08/96

               BROWN                        41
     561375443 7029  CASTLE CREEK WAY            14200.

     2550056   RIO LINDA
     02
                                   15.25       14137.05     2
                                     180   112         100670
                                     176    14 $103,000 01/25/12
               CA      95673                 1      01/06/97

               KIMBRELL                     49
     561398177 11285  FLORINDO ROAD              20000.

     2550057   SAN DIEGO
     02
                                   13.99       19477.96     2
                                     241    98         173431
                                     232    14 $197,475 09/01/16
               CA      92127                 1      08/23/96






               BORZA                        37
     561417958 8690  HYDRA LANE                  33000.
     2550058   SAN DIEGO
     02
                                   11.99       32844.80     2
                                     301   110         149187
                                     292    14 $167,000 09/06/21
               CA      92126                 1      08/20/96

               SKAGGS SR.                   24
     561444492 6618  CAMINO DEL SOL DRIVE        50000.

     2550059   RANCHO MURIETA
     02
                                   15.75       49887.75     2
                                     301   115         236865
                                     292    14 $250,000 09/27/21
               CA      95683                 1      08/29/96

               SMITH                        37
     561492221 22445  CAMINITO ESTEBAN           19200.

     2550060   LAGUNA HILLS
     02
                                   15.99       18981.87     2
                                     181   106         139326
                                     172    14 $150,000 09/27/11
               CA      92653                 1      08/19/96

               MARTIN                       50
     561534698 54  EL PRISMA                     58500.

     2550062   RANCHO SANTA MARGARITA
     02
                                   14.99       58407.38     2
                                     301   125         184897
                                     295    14 $195,000 12/26/21
               CA      92688                 1      11/25/96

               BRUTON-ADEBOWALE             43
     561565386 5803  NORTH RIVERSIDE AVENUE      36000.

     2550063   RIALTO
     02
                                   14.49       35812.43     2
                                     241   119         148024
                                     233    14 $154,645 10/15/16
               CA      92377                 1      09/30/96

               SCHUETZ                      33
     561596200 28026  LAKEHURST AVENUE           43000.

     2550065   CANYON COUNTRY
     02
                                   15.99       42826.77     2
                                     241   125         151686
                                     231    14 $156,000 08/06/16
               CA      91351                 1      07/19/96

               MC KENNA                     32
     561600184 3072  CANYON VISTA DRIVE          54000.

     2550066   COLTON
     02
                                   15.50       53922.16     2
                                     301   119         170605
                                     296    14 $190,000 01/02/22
               CA      92324                 1      12/07/96

               HULL                         32
     561624972 11851  ST. MORITZ TERRACE         37000.

     2550067   SAN DIEGO
     02
                                   12.99       35816.51     2
                                     240   107         168600
                                     232    14 $193,000 09/25/16
               CA      92131                 1      09/11/96

               BRADY                        34
     561668459 1897  AVACADO COURT               25000.

     2550069   HENDERSON
     02
                                   13.25       24877.54     2
                                     241    92          75900
                                     236    14 $110,000 01/19/17
               NV      89014                 1      12/13/96






               D. GONZANLES                 47
     561713643 10663  CARMEL MOUNTAIN ROAD       33350.
     2550070   SAN DIEGO
     02
                                   13.25       33277.45     2
                                     300   100          79920
                                     295    04 $114,000 12/28/21
               CA      92129                 1      12/10/96

               CRISP JR.                    46
     561716683 1342  EAST JACARANDA AVENUE       38000.

     2550071   ORANGE
     02
                                   12.75       37710.42     2
                                     301   114         184864
                                     297    14 $196,500 02/10/22
               CA      92867                 1      01/21/97

               MONTOYA                      47
     561787874 38146  WOODRUFF DRIVE             75000.

     2550072   NEWARK
     02
                                   13.49       74618.24     2
                                     240   118         157000
                                     234    14 $198,000 11/21/16
               CA      94560                 1      11/07/96

               MACIAS                       40
     561801794 711  NORTH CHESTNUT STREET        26000.

     2550074   LA HABRA
     02
                                   13.25       25943.43     2
                                     300   117         148669
                                     295    14 $150,000 12/15/21
               CA      90631                 1      12/05/96

               AYALA                        46
     561844265 5323  TYLER ST.                   30000.

     2550075   RIVERSIDE
     02
                                   15.49       29903.98     2
                                     240   123         116997
                                     233    14 $120,000 10/25/16
               CA      92503                 1      10/03/96

               KHAN                         44
     561867126 519  CUMBRE ST.                   45000.

     2550076   MONTEREY PARK
     02
                                   13.99       44786.04     2
                                     240    97         162711
                                     231    14 $215,000 08/28/16
               CA      91754                 1      08/14/96

               DUSABAN                      51
     561872024 4850  ROUND TOP DRIVE             44900.

     2550077   LOS ANGELES
     02
                                   13.75       43342.04     2
                                     241    96         229841
                                     230    14 $288,000 07/25/16
               CA      90065                 1      06/15/96

               GROSVENOR                    42
     561942040 26242  SUMMERHILL LANE            21000.

     2550079   LAGUNA HILLS
     02
                                   13.25       20742.83     2
                                     120    99          96313
                                     116    04 $118,500 01/28/07
               CA      92653                 1      01/20/97

               GROSE                        37
     561964407 1812  MIRADOR DRIVE               17000.

     2550080   AZUSA
     02
                                   14.99       16869.38     2
                                     241    99         178085
                                     227    14 $198,000 04/15/16
               CA      91702                 1      03/28/96






               MENDEZ                       30
     561980051 303  CATALINA PLACE               54000.
     2550081   MANTECA
     02
                                   14.25       53735.95     2
                                     181   124         181000
                                     177    14 $190,000 02/07/12
               CA      95337                 1      01/09/97

               MACIEL                       36
     562042597 21372  BROOKHURST STREET UNIT 2   39000.

     2550082   HUNTINGTON BEACH
     02
                                   14.00       38863.52     2
                                     300   116         133703
                                     291    04 $149,000 08/27/21
               CA      92646                 1      08/07/96

               BISHOP                       44
     562043572 6741  AUBURN BOULEVARD            40000.

     2550083   CITRUS HEIGHTS
     02
                                   14.25       39603.50     2
                                     300   105          84246
                                     295    14 $119,000 12/10/21
               CA      95621                 1      12/04/96

               FRAILEY                      38
     562064757 611  GLENN WAY                    16000.

     2550084   HEMET
     02
                                   13.99       15936.96     2
                                     241   122          65168
                                     234    14  $67,000 11/04/16
               CA      92543                 1      10/11/96

               GREEN                        38
     562066680 2915  NORTH APPLE AVENUE          25000.

     2550085   RIALTO
     02
                                   14.75       24551.39     2
                                     180   116         125031
                                     169    14 $130,000 06/28/11
               CA      92376                 1      06/18/96

               HOFMEISTER                   52
     562086116 22011  EAST LA PUENTE ROAD        75000.

     2550086   WALNUT
     02
                                   15.25       74738.14     2
                                     300    95         261094
                                     294    14 $355,000 11/14/21
               CA      91789                 1      11/07/96

               MCAREE                       24
     5621      1353  OPAL STREET                 50000.

     2550087   SAN DIEGO
     02
                                   13.75       49945.53     2
                                     301   100         272135
                                     298    14 $325,000 03/28/22
               CA      92109                 1      02/07/97

               HIGAREDA                     45
     562119784 1958  DIAMOND OAK WAY             50000.

     2550088   MANTECA
     02
                                   14.25       49927.89     2
                                     301   123         152000
                                     297    14 $165,000 02/01/22
               CA      95336                 1      01/08/97

               WIMBISH II                   46
     562175671 2341  EAST LIGHTCAP STREET        25000.

     2550089   LANCASTER
     02
                                   10.99       24485.57     2
                                     180   114          88315
                                     170    14 $100,000 07/26/11
               CA      93535                 1      07/17/96






               TURNER                       38
     562190877 15558  RIVIERA LANE               30000.
     2550090   FONTANA
     02
                                   14.99       29932.63     2
                                     301   105         170366
                                     293    14 $192,000 10/01/21
               CA      92335                 1      09/20/96

               GROMMETT                     41
     562195276 122  SOUTH LINCOLN STREET         30000.

     2550091   ROSEVILLE
     02
                                   14.75       29893.62     2
                                     241    96          94271
                                     235    14 $130,000 12/05/16
               CA      95678                 1      11/25/96

               HAMILTON                     28
     562230131 4600  FOXBORO AVENUE              50000.

     2550093   BAKERSFIELD
     02
                                   12.99       49584.02     2
                                     122   126         100077
                                     118    14 $120,000 03/02/07
               CA      93309                 1      01/30/97

               MASSEY                       37
     562236518 36639  PINE VALLEY COURT          33300.

     2550094   PALMDALE
     02
                                   13.75       33247.34     2
                                     301   123         131958
                                     296    14 $135,000 01/10/22
               CA      93552                 1      12/04/96

               RICHARDS                     30
     562257009 30400  BRISBANE DRIVE             25000.

     2550095   CATHEDRAL CITY
     02
                                   12.99       24767.98     2
                                     240   126          96728
                                     230    14  $97,000 07/25/16
               CA      92234                 1      07/10/96

               BAZAN                        51
     562299039 7816  BAYSINGER STREET            75000.

     2550096   DOWNEY
     02
                                   13.74       74725.04     2
                                     301   111         252000
                                     292    14 $295,000 09/01/21
               CA      90241                 1      08/18/96

               MORETON                      18
     5623      11324  NORTH 89TH DRIVE           45000.

     2550097   PEORIA
     02
                                   13.75       44964.85     2
                                     301   125          91591
                                     298    14 $110,000 03/20/22
               AZ      85345                 1      02/05/97

               BULLOCK                      45
     562335890 3377  LA JUNTA AVENUE             40000.

     2550098   SAN DIEGO
     02
                                   15.99       39658.07     2
                                     181   119         145625
                                     173    14 $156,883 10/18/11
               CA      92117                 1      09/18/96

               ROWLAND JR.                  29
     562370073 13611  126TH AVENUE EAST          27000.

     2550099   PUYALLUP
     02
                                   15.50       26953.02     2
                                     300   116         117000
                                     294    14 $125,000 11/18/21
               WA      98374                 1      11/07/96






               STURGEON                     24
     562445926 7858  HEMLOCK ROAD                15000.
     2550101   HESPERIA
     02
                                   13.99       14867.45     2
                                     240    79          50612
                                     232    14  $84,000 09/26/16
               CA      92345                 1      09/03/96

               KROGSGAARD                   34
     5624689541 9024  PIEDRA AVENUE              18972.

     2550102   HESPERIA
     02
                                   13.75       18773.85     2
                                     181   125          73528
                                     175    14  $74,000 12/28/11
               CA      92345                 1      11/04/96

               FARLEY                       40
     1010      9819  SUN VALLEY DRIVE            25000.

     2550104   MONTCLAIR
     02
                                   14.25       24953.29     2
                                     301    82          85650
                                     296    04 $135,000 01/02/22
               CA      91763                 1      12/10/96

               MURO                         44
     562701857 5274  E. MADISON AVENUE           29500.

     2550105   FRESNO
     02
                                   15.99       29383.48     2
                                     242   125         115337
                                     234    14 $116,000 11/01/16
               CA      93727                 1      09/27/96

               CULAPAN                      35
     562763066 2230  BYRD DRIVE                  50000.

     2550107   OXNARD
     02
                                   14.50       49903.56     2
                                     301   108         132624
                                     296    14 $170,000 01/02/22
               CA      93033                 1      12/06/96

               GRAEFF                       40
     562767321 622  OSAGE STREET                 22500.

     2550108   SPRING VALLEY
     02
                                   13.75       22389.43     2
                                     241    87          98429
                                     234    14 $140,000 11/26/16
               CA      91977                 1      10/31/96

               FARMER                       45
     562806102 31800  VIA LEVANTAR               50000.

     2550110   TEMECULA
     02
                                   13.99       49769.36     2
                                     241   122         221207
                                     234    14 $223,000 11/01/16
               CA      92592                 1      10/18/96

               LEE                          45
     562823497 2102  LAKESIDE AVENUE             17500.

     2550112   COEUR D ALENE
     02
                                   15.50       17426.93     2
                                     241   124          73173
                                     234    14  $73,620 11/19/16
               ID      83814                 1      10/29/96

               MATHEW                       26
     5629      200  MAYFAIR LANE                 40000.

     2550114   COSTA MESA
     02
                                   12.25       39722.18     2
                                     301   102         112000
                                     297    04 $150,000 02/20/22
               CA      92667                 1      01/31/97






               HERNANDEZ                    15
     562903337 2111  GATES AVENUE #A             75000.
     2550115   REDONDO BEACH
     02
                                   13.25       73892.41     2
                                     182   102         289000
                                     172    04 $358,000 09/01/11
               CA      90278                 1      07/12/96

               NORWOOD                      31
     562921303 8611  REAGAN PLACE                40000.

     2550116   SAN DIEGO
     02
                                   14.99       39625.11     2
                                     241   121         148645
                                     229    14 $156,000 06/01/16
               CA      92126                 1      05/24/96

               LOUN                         37
     562926138 10676  WILSON RANCH ROAD          20000.

     2550117   PHELAN
     02
                                   14.99       19614.42     2
                                     241   107          93851
                                     231    14 $107,400 08/01/16
               CA      92371                 1      07/16/96

               GRADY                        34
     562985143 2216  WEST CHANDLER BLVD          25000.

     2550118   BURBANK
     02
                                   14.49       24769.79     2
                                     241   108         176000
                                     228    14 $187,000 05/02/16
               CA      91506                 1      04/20/96

               ALLEN                        16
     5630      11  CAMINO DEL ORO UNIT 37        35000.

     2550119   RANCHO SANTA MARGARITA
     02
                                   12.25       34964.16     2
                                     300   109         117975
                                     298    04 $141,200 03/19/22
               CA      92688                 1      03/20/97

               GOINS                        41
     563118443 7916  WHITESTAGG WAY              22500.

     2550120   SACRAMENTO
     02
                                   15.99       22311.58     2
                                     181   123         112715
                                     172    14 $110,000 09/10/11
               CA      95823                 1      08/18/96

               NUSS                         39
     563232383 11082  KENYON WAY                 40000.

     2550121   ALTA LOMA
     02
                                   14.49       39664.41     2
                                     241   124         152499
                                     227    14 $156,000 04/18/16
               CA      91701                 1      03/13/96

               SINCLAIR                     43
     563234518 3775  ALICIA STREET               25000.

     2550122   CHINO
     02
                                   14.99       24410.22     2
                                     242   119         129000
                                     233    14 $130,000 10/15/16
               CA      91710                 1      08/31/96

               STEVENS                      37
     563310038 7125  WITCHINGHOUR COURT          35000.

     2550123   CITRUS HEIGHTS
     02
                                   14.50       34964.04     2
                                     302   118          88000
                                     298    14 $105,000 03/03/22
               CA      95621                 1      01/06/97






               MALLORY JR.                  44
     563315545 5500  BARBADOS AVENUE             35000.
     2550124   BAKERSFIELD
     02
                                   14.25       34811.29     2
                                     240   119         136667
                                     234    14 $145,000 11/15/16
               CA      93313                 1      11/14/96

               SOUZA JR.                    46
     563319381 874  BRAMBLE LANE                 22000.

     2550125   CORONA
     02
                                   14.25       21933.51     2
                                     242   114         130673
                                     237    14 $133,990 02/15/17
               CA      91720                 1      12/18/96

               MCCABE                       45
     563330689 316  OAK GATE DRIVE               18800.

     2550126   CHESAPEAKE
     02
                                   17.50       18333.02     2
                                     122   100         108000
                                     115    14 $127,000 12/03/06
               VA      23320                 1      10/18/96

               RIOS                         41
     563334669 6811  WALKER AVENUE               34000.

     2550127   BELL
     02
                                   15.49       33854.69     2
                                     301   112         142552
                                     291    14 $159,000 08/08/21
               CA      90201                 1      07/25/96

               HIGUERA                      40
     563338531 13181  RANCHERIAS ROAD            20000.

     2550128   APPLE VALLEY
     02
                                   14.99       19805.87     2
                                     241   121          82134
                                     232    14  $85,000 09/26/16
               CA      92308                 1      08/19/96

               WILLIAMS                     45
     563352181 11653  CORNELL STREET             29080.

     2550129   ADELANTO
     02
                                   13.99       29008.27     2
                                     301   125          83643
                                     293    04  $90,315 10/16/21
               CA      92301                 1      09/17/96

               THRIFT                       20
     563379464 1912  MIDVALE DRIVE               15600.

     2550131   SAN DIEGO
     02
                                   12.99       15444.98     2
                                     240    96          80707
                                     231    14 $101,000 08/27/16
               CA      92105                 1      08/15/96

               YORK                         39
     563454830 3032  EAST HARTFORD ROAD          38250.

     2550132   ORANGE
     02
                                   13.99       37915.20     2
                                     181   106         236090
                                     174    14 $260,000 11/07/11
               CA      92689                 1      10/14/96

               DIAZ                         31
     563518042 5565  CHEYENNE CT.                35000.

     2550134   RANCHO CUCAMONGA
     02
                                   14.84       34555.54     2
                                     181   110         230000
                                     173    14 $242,645 10/01/11
               CA      91739                 1      09/20/96






               BURDINE                      35
     563535465 2722  FLEET CIRCLE                45000.
     2550135   ROCKLIN
     02
                                   13.99       44109.29     2
                                     180   126         175246
                                     169    14 $176,000 06/28/11
               CA      95765                 1      06/20/96

               ODULIO                       37
     563572445 25624  SALERNO WAY                15000.

     2550136   YORBA LINDA
     02
                                   14.99       14934.86     2
                                     243    87         172000
                                     233    14 $215,000 10/16/16
               CA      92687                 1      07/30/96

               D'AMBROSIA                   38
     563622119 1737  W. MAGILL AVENUE            50500.

     2550137   FRESNO
     02
                                   13.75       49751.82     2
                                     180   126         112091
                                     172    14 $130,000 09/26/11
               CA      93711                 1      09/17/96

               COY                          38
     563694524 5313  BROADWAY                    27000.

     2550139   SACRAMENTO
     02
                                   13.75       26957.33     2
                                     302    99          56928
                                     297    14  $85,000 02/05/22
               CA      95820                 1      12/30/96

               SOARES                       49
     563746736 1017  SWANSON LANE                39900.

     2550140   COLFAX
     02
                                   14.99       39763.22     2
                                     241   125         116055
                                     233    14 $125,000 10/15/16
               CA      95713                 1      09/13/96

               BEBAWI                       36
     5637954531 4402  WEST REGENT DRIVE          45000.

     2550141   SANTA ANA
     02
                                   14.25       44721.47     2
                                     240   126         139408
                                     231    14 $147,500 08/15/16
               CA      92704                 1      08/07/96

               MARTIN                       37
     563807367 440  EAST 130TH ST.               15000.

     2550142   LOS ANGELES
     02
                                   12.99       14809.33     2
                                     181    92          89957
                                     173    14 $115,000 10/17/11
               CA      90061                 1      09/04/96

               KELLUM                       42
     563822316 1479  WEST JACINTO VIEW ROAD      23000.

     2550143   BANNING
     02
                                   12.99       22702.65     2
                                     181   125          70407
                                     172    14  $75,000 09/04/11
               CA      92220                 1      08/27/96

               MAGGY                        22
     563844460 1053  NORTH FILBERT AVENUE        35000.

     2550144   CLOVIS
     02
                                   14.74       34829.89     2
                                     241   109         149375
                                     235    14 $169,864 12/10/16
               CA      93611                 1      11/27/96






               POLO                         49
     563860990 25978  MONACO WAY                 39500.
     2550145   MURRIETA
     02
                                   15.25       39464.69     2
                                     301   125         141837
                                     297    14 $145,100 02/11/22
               CA      92563                 1      01/23/97

               RAMIREZ                      45
     563862627 2237  HARTFORD AVENUE             35000.

     2550146   FULLERTON
     02
                                   13.25       34909.46     2
                                     241   101         165000
                                     237    14 $198,250 02/15/17
               CA      92831                 1      01/27/97

               NUBLA                        32
     563944241 947-B  RIDGEVIEW COURT            50000.

     2550147   SOUTH SAN FRANCISCO
     02
                                   14.25       49927.35     2
                                     301   113         125486
                                     296    14 $155,500 01/15/22
               CA      94080                 1      12/17/96

               DERADO                       45
     563964419 823  E PALMDALE AVENUE            75000.

     2550148   ORANGE
     02
                                   13.75       74851.00     2
                                     301   122         195669
                                     295    14 $223,000 12/28/21
               CA      92865                 1      11/25/96

               HUNTER                       41
     563966970 17716  MONTERO ROAD               45000.

     2550149   SAN DIEGO
     02
                                   12.99       44592.70     2
                                     240   108         178437
                                     230    14 $207,000 07/26/16
               CA      92828                 1      07/19/96

               IMAN                         33
     563968703 425  E. PLATT STREET              56000.

     2550150   LONG BEACH
     02
                                   14.25       55683.91     2
                                     241    83          42750
                                     236    14 $120,000 01/15/17
               CA      90805                 1      12/12/96

               DASHIELL                     42
     563989412 2866  MAGNOLIA AVENUE             35000.

     2550151   LONG BEACH
     02
                                   14.99       34706.90     2
                                     240   119         158538
                                     229    14 $163,000 06/20/16
               CA      90806                 1      06/12/96

               DYER                         27
     564020657 6257  PICKERING STREET            24000.

     2550153   WHITTIER
     02
                                   14.75       23711.24     2
                                     240   110         110577
                                     229    14 $123,000 06/25/16
               CA      90601                 1      06/15/96

               LOTT                         47
     564047112 24415  MEYLER AVENUE              38200.

     2550154   HARBOR CITY
     02
                                   13.50       38005.80     2
                                     240   111         237351
                                     234    14 $249,000 11/27/16
               CA      90710                 1      11/11/96






               MARSHALL                     43
     564083436 2451  COLUSA STREET               38000.
     2550155   PINOLE
     02
                                   13.25       37725.58     2
                                     182   108         179405
                                     176    14 $202,000 01/01/12
               CA      94564                 1      11/21/96

               VINCENT                      18
     564089337 718  NOTRE DAME DRIVE             22500.

     2550156   VACAVILLE
     02
                                   16.75       22354.81     2
                                     180    87         176160
                                     173    14 $230,000 10/10/11
               CA      95687                 1      10/03/96

               REAL                         45
     564137998 1908  CLARK LANE #A               25000.

     2550157   REDONDO BEACH
     02
                                   12.75       24301.14     2
                                     181    88         325784
                                     176    04 $400,000 01/15/12
               CA      90278                 1      12/16/96

               TORRES                       46
     564159610 952  NORTH GARSDEN AVENUE         40000.

     2550158   COVINA
     02
                                   13.75       39830.44     2
                                     241   112         169087
                                     236    14 $188,000 01/15/17
               CA      91724                 1      12/09/96

               ZWAAL                        42
     564232931 541  HACIENDA DRIVE               12000.

     2550159   MONROVIA
     02
                                   14.99       11661.93     2
                                     181   100         151231
                                     172    14 $164,435 09/23/11
               CA      91016                 1      08/15/96

               BRENDEN                      49
     564273404 17661  RAINGLEN LANE              75000.

     2550160   HUNTINGTON BEACH
     02
                                   13.75       74881.48     2
                                     301   102         285619
                                     296    14 $356,750 01/15/22
               CA      92649                 1      12/04/96

               BOR                          50
     564316760 1001  NORTH CYPRESS STREET        50400.

     2550161   LA HABRA
     02
                                   13.75       49502.05     2
                                     181    99         307716
                                     170    14 $365,000 07/01/11
               CA      90631                 1      06/20/96

               CREECH                       40
     564317618 8908  4TH STREET                  25000.

     2550162   HESPERIA
     02
                                   15.99       24854.07     2
                                     241   117          82753
                                     234    14  $92,500 11/01/16
               CA      92345                 1      10/22/96

               LEWIS                        28
     564373752 364  RICO STREET                  32800.

     2550164   SALINAS
     02
                                   14.00       32579.57     2
                                     181   109         149685
                                     176    14 $168,500 01/28/12
               CA      93907                 1      12/17/96






               GARRETT                      45
     564432652 149  BERWICK PLACE                39000.
     2550165   SAN RAMON
     02
                                   12.75       38891.99     2
                                     241   112         218000
                                     237    14 $231,300 02/14/17
               CA      94583                 1      01/08/97

               BRANCHAUD                    45
     564433916 23067  COFFEE BERRY CIRCLE        55000.

     2550166   CORONA
     02
                                   13.75       54890.72     2
                                     301   125         149965
                                     295    14 $164,000 12/24/21
               CA      91719                 1      11/04/96

               BRILL M.D.                   33
     564466029 1326  OLIVER STREET               53000.

     2550167   DOS PALOS
     02
                                   14.99       52916.07     2
                                     300   126         157533
                                     295    14 $168,000 12/12/21
               CA      93620                 1      12/05/96

               DULLE                        45
     564515620 15884  PASEO DEL CAMPO            50000.

     2550169   SAN LORENZO
     02
                                   14.50       49765.23     2
                                     301   110         126735
                                     296    14 $161,000 01/02/22
               CA      94580                 1      12/04/96

               DEISHER                      30
     564537785 133  S. FOX ROAD                  18750.

     2550170   STERLING
     02
                                   16.50       18287.47     2
                                     181   110         150341
                                     177    14 $155,000 02/20/12
               VA      20164                 1      01/15/97

               MOBLEY                       46
     564575925 28  SHEFFIELD CT                  32000.

     2550171   SAN PABLO
     02
                                   12.99       31586.27     2
                                     300   111          76652
                                     292    14  $98,026 09/27/21
               CA      94806                 1      09/12/96

               DURON                        31
     564647915 278  NORTH 7TH STREET             75000.

     2550173   SAN JOSE
     02
                                   13.75       74839.50     2
                                     301   119         208385
                                     295    14 $240,000 12/10/21
               CA      95112                 1      11/30/96

               MELVIN JR.                   38
     564664677 25919  SAN CLEMENTE DRIVE         55900.

     2550174   SANTA CLARITA
     02
                                   15.00       55811.62     2
                                     301   124         194080
                                     296    14 $203,000 01/02/22
               CA      91321                 1      12/23/96

               HANLON                       35
     564669266 519  HOUSTON DRIVE                25000.

     2550175   THOUSAND OAKS
     02
                                   12.99       24795.43     2
                                     241   104         181485
                                     230    14 $200,000 07/11/16
               CA      91360                 1      06/10/96






               LOUIE                        42
     564700846 3232  MISSION ROAD                70750.
     2550176   STOCKTON
     02
                                   14.25       70523.97     2
                                     300   126          60502
                                     292    14 $105,000 09/25/21
               CA      95204                 1      09/09/96

               BRAKE                        33
     564722528 3181  EAST AVENUE                 25000.

     2550177   LIVERMORE
     02
                                    9.99       24817.37     2
                                     181   100         148808
                                     177    14 $175,000 02/15/12
               CA      94550                 1      01/21/97

               APPLEWHITE                   37
     564761360 200  EAST RACQUET CLUB ROAD #18   31500.

     2550178   PALM SPRINGS
     02
                                   14.25       31253.22     2
                                     240   125          55799
                                     231    04  $70,000 08/15/16
               CA      92262                 1      08/05/96

               NASH                         42
     564929797 11154  SOUTH BERENDO AVENUE       25000.

     2550179   LOS ANGELES
     02
                                   14.99       24896.44     2
                                     240   111         122030
                                     234    15 $133,000 11/12/16
               CA      90044                 1      11/06/96

               CYPERT                       45
     564947702 3246  ANTLER ROAD                 40000.

     2550180   ONTARIO
     02
                                   16.99       39929.75     2
                                     302   125         118622
                                     294    14 $127,500 11/01/21
               CA      91761                 1      09/24/96

               GAUDERN                      34
     5650      7408  VERDUGO WAY                 22500.

     2550181   SACRAMENTO
     02
                                   13.99       22424.69     2
                                     182   123          87980
                                     178    14  $90,000 03/07/12
               CA      95842                 1      01/29/97

               ORPILLA                      42
     565023250 6579  HUMMINGBIRD STREET          50000.

     2550182   VENTURA
     02
                                   13.99       49883.20     2
                                     241   114         189067
                                     237    14 $210,000 02/15/17
               CA      93003                 1      01/25/97

               WEATHERBY                    36
     565067719 113  POMELO                       25000.

     2550184   RANCHO SANTA MARGARITA
     02
                                   13.99       24834.71     2
                                     241   121         103806
                                     234    04 $106,900 11/08/16
               CA      92688                 1      10/18/96

               HARDING                      46
     565116379 26637  OAK TRAIL ROAD             75000.

     2550185   VALLEY CENTER
     02
                                   14.75       74678.37     2
                                     301   103         196454
                                     294    14 $265,000 11/25/21
               CA      92082                 1      10/08/96






               JERZAK                       43
     565134966 24889  MATTERHORN COURT           56780.
     2550186   CRESTLINE
     02
                                   14.99       56726.72     2
                                     300   122         118214
                                     296    14 $144,000 01/28/22
               CA      92325                 1      01/30/97

               DOHRING                      14
     565138756 3000  CORNWALL DRIVE              40000.

     2550187   GLENDALE
     02
                                   15.49       39481.86     2
                                     240    93         616000
                                     227    14 $710,000 04/11/16
               CA      91206                 1      04/03/96

               SCHMID JR.                   31
     565171848 910  EAST 9TH NORTH STREET        41300.

     2550188   MOUNTAIN HOME
     02
                                   13.75       41146.07     2
                                     301   126          58862
                                     294    14  $80,000 11/13/21
               ID      83647                 1      10/29/96

               TANKSLEY                     45
     565173431 38  GERKIN ROAD                   63000.

     2550189   BISHOP
     02
                                   13.75       62795.99     2
                                     240   111          86633
                                     236    14 $135,000 01/28/17
               CA      93514                 1      01/09/97

               HAINES                       20
     5652      853  NORTH BENSON LANE            50000.

     2550190   CHANDLER
     02
                                   13.99       49749.23     2
                                     180   105         148115
                                     177    14 $190,000 02/20/12
               AZ      85224                 1      02/02/97

               BARILLAS                     36
     565238741 2418  S. REDONDO BLVD             25000.

     2550192   LOS ANGELES
     02
                                   14.99       24820.42     2
                                     240    79         131600
                                     229    14 $200,000 06/27/16
               CA      90016                 1      06/17/96

               MAZAIK                       44
     565238756 2337  W. CALLE VISTA DR.          34000.

     2550193   RIALTO
     02
                                   15.99       33822.72     2
                                     240   125         124848
                                     232    14 $127,300 09/16/16
               CA      92377                 1      09/06/96

               WHITE                        19
     5653      390  SANDRA COURT                 50000.

     2550194   LINCOLN
     02
                                   12.75       49952.72     2
                                     301   121         125000
                                     298    14 $145,000 03/10/22
               CA      95648                 1      02/08/97

               PASSARELLO                   45
     565339245 3034  TREEFERN DRIVE              45000.

     2550195   DUARTE
     02
                                   14.99       44910.64     2
                                     301    98         158934
                                     293    14 $209,462 10/15/21
               CA      91010                 1      09/25/96






               MELNICK                      40
     565350787 8771  ELK WAY                     38000.
     2550196   ELK GROVE
     02
                                   13.25       37917.35     2
                                     300   113          88708
                                     296    14 $112,750 01/20/22
               CA      95624                 1      01/08/97

               KEYSER                       36
     565357278 44803  MARZI COURT                67000.

     2550197   TEMECULA
     02
                                   13.75       66866.88     2
                                     300   125         151325
                                     295    14 $175,000 12/23/21
               CA      92592                 1      12/09/96

               MADISON                      19
     1016      6232  COUNTRY VIEW LANE           19500.

     2550198   RIVERSIDE
     02
                                   14.50       18855.96     2
                                     181   102         112805
                                     176    14 $130,000 01/22/12
               CA      92504                 1      12/16/96

               SCHILLER                     39
     565391504 354  N. TRIMBLE COURT             28700.

     2550199   LONG BEACH
     02
                                   15.00       28524.68     2
                                     182   111         165522
                                     176    14 $176,000 01/20/12
               CA      90814                 1      11/03/96

               BENNETT                      26
     565420025 5760  VECINOS LANE                25000.

     2550200   LAS VEGAS
     02
                                   14.99       24285.55     2
                                     181    97          64681
                                     172    14  $93,000 09/26/11
               NV      89110                 1      08/22/96

               BARAJAS                      41
     565514541 7859  BURTON AVENUE               43500.

     2550201   ROHNERT PARK
     02
                                   14.25       43453.19     2
                                     301   113         125000
                                     297    14 $149,750 02/15/22
               CA      94928                 1      01/14/97

               BRADFORD                     45
     565539208 105  PASCOE COURT                 44000.

     2550202   FOLSOM
     02
                                   13.49       43658.26     2
                                     240   126         122021
                                     232    14 $132,649 09/12/16
               CA      95630                 1      09/04/96

               CHAMBERS                     38
     565583008 10331  S. PRIEST                  40000.

     2550203   FRENCH CAMP
     02
                                   13.99       39692.68     2
                                     241   104         124685
                                     231    14 $159,000 08/15/16
               CA      95231                 1      07/25/96

               SPELLMAN                     42
     565591935 9466  HIDDEN HOLLOW CT.           18100.

     2550204   ELK GROVE
     02
                                   15.25       18042.19     2
                                     301   108         136805
                                     293    14 $143,679 10/09/21
               CA      95758                 1      09/12/96






               TAUB                         46
     565596724 1575  WEST WARM SPRINGS ROAD      18500.
     2550205   HENDERSON
     02
                                   12.75       18323.91     2
                                     181    97          71100
                                     176    04  $93,000 01/19/12
               NV      89014                 1      12/13/96

               SHEPPARD JR.                 13
     565623743 231  S. SUMMERTREE ROAD           49990.

     2550207   ANAHEIM
     02
                                   14.75       49819.26     2
                                     300   106         297962
                                     290    14 $330,000 07/16/21
               CA      92807                 1      07/10/96

               MEHEW                        43
     565624648 19116  VINEYARD LANE              26885.

     2550208   SARATOGA
     02
                                   13.75       26820.53     2
                                     300    97         153659
                                     295    04 $187,000 12/20/21
               CA      95070                 1      12/02/96

               OCANA                        45
     565674393 17  FULMAR LANE                   22500.

     2550209   ALISO VIEJO
     02
                                   13.99       22448.31     2
                                     300   100         124590
                                     294    04 $147,500 11/22/21
               CA      92656                 1      11/22/96

               DONART                       15
     5657      2181  STONEMAN STREET             50000.

     2550210   SIMI VALLEY
     02
                                   13.99       49943.60     2
                                     301   105         159271
                                     298    14 $200,000 03/17/22
               CA      93065                 1      02/06/97

               BONILLA                      44
     565741157 3701  REDLANDS DRIVE              25000.

     2550211   BAKERSFIELD
     02
                                   16.99       24948.72     2
                                     243   120         120980
                                     236    14 $122,000 01/28/17
               CA      93306                 1      10/31/96

               RUSSO                        44
     565747763 17830  WEAVING LANE               50000.

     2550212   SAN DIEGO
     02
                                   14.49       49778.12     2
                                     240   108         204824
                                     231    14 $238,000 08/27/16
               CA      92127                 1      08/20/96

               BLAKE                        40
     5657579921 2864  MILL CREEK ROAD            20000.

     2550213   ONTARIO
     02
                                   14.49       19832.14     2
                                     241   119         112353
                                     229    04 $112,000 06/04/16
               CA      91761                 1      05/20/96

               POLMAN                       21
     5658      1920  JAMESTON LANE               75000.

     2550214   DALY CITY
     02
                                   12.75       74929.80     2
                                     301   119         161072
                                     298    14 $200,000 03/24/22
               CA      94014                 1      02/18/97






               MORENO                       44
     565867414 12141  CENTRALIA STREET #308      25000.
     2550216   LAKEWOOD
     02
                                   13.99       24835.30     2
                                     240   115          83762
                                     232    04  $95,000 09/19/16
               CA      90715                 1      09/05/96

               WHALEY                       28
     565881845 4905  ENGLE ROAD                  40000.

     2550217   CARMICHAEL
     02
                                   14.99       39716.81     2
                                     241   100         120153
                                     227    14 $161,000 04/10/16
               CA      95608                 1      03/27/96

               HILL                         23
     5659      1991  CHERRY WOOD LANE            58800.

     2550218   COLTON
     02
                                   12.99       58720.49     2
                                     300   124          67602
                                     297    14 $102,000 02/20/22
               CA      92324                 1      02/06/97

               LEE                          44
     565926112 4616  BLACKFOOT AVENUE            18850.

     2550219   SAN DIEGO
     02
                                   13.25       18825.67     2
                                     301   110         166775
                                     297    14 $170,000 02/15/22
               CA      92117                 1      01/21/97

               JIMENEZ                      46
     565942647 2768  MORNINGSIDE STREET          23500.

     2550220   SAN DIEGO
     02
                                   14.25       23466.08     2
                                     301    99         105087
                                     296    14 $130,000 01/02/22
               CA      92139                 1      12/12/96

               ONTIVEROS                    45
     565945705 3832  VALENCIA AVENUE             40000.

     2550221   SAN BERNARDINO
     02
                                   14.99       39835.13     2
                                     241   117         121204
                                     233    14 $138,000 10/18/16
               CA      92404                 1      09/24/96

               ROGERS                       35
     565945904 7737  CREELSODE ROAD              13200.

     2550222   WRIGHTWOOD
     02
                                   13.25       13173.75     2
                                     301   109          90250
                                     296    14  $95,000 01/25/22
               CA      92397                 1      12/05/96

               SAVAGE                       51
     565986443 342  CORDELL DRIVE                75000.

     2550224   DANVILLE
     02
                                   13.25       74531.53     2
                                     242    87         620000
                                     233    14 $800,000 10/03/16
               CA      94526                 1      08/31/96

               MONTENEGRO                   40
     565988135 4861  CARRINGTON DRIVE            25000.

     2550225   OAKLEY
     02
                                   11.99       24794.49     2
                                     181   110         167000
                                     176    14 $175,000 01/26/12
               CA      94561                 1      12/20/96






               SPRINGER                     43
     566040497 11378  ALMOND AVE.                25000.
     2550226   FONTANA
     02
                                   12.99       24887.11     2
                                     241   107          84560
                                     234    14 $103,000 11/01/16
               CA      92337                 1      10/16/96

               GARCIA                       44
     566045078 2165  VALOR CIRCLE                75000.

     2550227   CORONA
     02
                                   14.00       74491.18     2
                                     301   112         138398
                                     296    14 $191,000 01/18/22
               CA      91720                 1      12/10/96

               MENZEL                       28
     566082675 2938  NORTH MORELLO AVENUE        39000.

     2550228   MERIDIAN
     02
                                   14.25       38842.67     2
                                     301   106         107500
                                     296    14 $139,000 01/15/22
               ID      83642                 1      12/30/96

               GAETA                        19
     566085321 11533  WAKEMAN ST.                25000.

     2550229   WHITTIER
     02
                                   14.99       24585.14     2
                                     242   116         132055
                                     233    14 $136,000 10/02/16
               CA      90606                 1      08/28/96

               HERRON                       39
     5661144971 1563  UNIVERSITY AVENUE          40000.

     2550230   HANFORD
     02
                                   15.00       39766.01     2
                                     242    99          80169
                                     232    14 $122,000 09/06/16
               CA      93230                 1      07/24/96

               MORENO                       42
     566116909 374  VAN NESS AVENUE              25000.

     2550231   UPLAND
     02
                                   10.99       24305.17     2
                                     180   111         153242
                                     169    14 $162,000 06/28/11
               CA      91786                 1      06/12/96

               SOLANO JR.                   41
     566170974 4704  AUSTIN DRIVE                44875.

     2550232   SAN DIEGO
     02
                                   14.75       44522.64     2
                                     241   124         151921
                                     231    14 $159,000 08/01/16
               CA      92115                 1      07/11/96

               LIZOTTE                      38
     566193251 5421  GRANADA AVENUE              20500.

     2550233   RIVERSIDE
     02
                                   14.49       20377.21     2
                                     241   126          82004
                                     228    14  $82,000 05/09/16
               CA      92504                 1      04/29/96

               PHILLIPS                     50
     566197015 874  NORTH CAREW DRIVE            50000.

     2550234   PLACENTIA
     02
                                   14.00       49924.51     2
                                     301   123         299880
                                     296    14 $284,750 01/23/22
               CA      92870                 1      12/09/96






               DENNIS                       37
     566254231 2916  WEST 138TH STREET           39000.
     2550235   GARDENA
     02
                                   15.75       36424.52     2
                                     181   121         152755
                                     171    14 $159,000 08/08/11
               CA      90249                 1      07/25/96

               MEYER                        28
     566258253 10357  TAMARISK AVENUE            15000.

     2550236   HESPERIA
     02
                                   13.99       14838.20     2
                                     181    93          58860
                                     174    14  $80,000 11/06/11
               CA      92345                 1      10/25/96

               CHILDS                       36
     566273494 9735  MESA SPRINGS WAY #158       21000.

     2550237   SAN DIEGO
     02
                                   13.75       20958.28     2
                                     300   100         114269
                                     295    04 $136,000 12/28/21
               CA      92126                 1      12/16/96

               DUGGER                       31
     566298013 1568  CALLE LA CUMBRE             50000.

     2550238   CAMARILLO
     02
                                   16.00       47463.07     2
                                     181   105         210691
                                     174    14 $248,500 11/15/11
               CA      93010                 1      10/30/96

               BURTON                       23
     5663      653  REDSTONE DRIVE               75000.

     2550239   BROOMFIELD
     02
                                   12.99       74932.77     2
                                     302   101         241715
                                     299    14 $315,000 04/02/22
               CO      80020                 1      02/20/97

               GAINEY                       32
     566337674 2063  JASON COURT                 25000.

     2550240   PALM SPRINGS
     02
                                   13.99       24387.57     2
                                     120   119          64416
                                     114    14  $75,678 11/14/06
               CA      92262                 1      11/06/96

               BEAVER                       44
     566396830 837  PINE PLACE                   25000.

     2550242   COSTA MESA
     02
                                   12.99       23903.84     2
                                     121    99         161486
                                     113    14 $190,000 10/01/06
               CA      92627                 1      09/13/96

               JOHNSON                      22
     5664      8613  FIRE ROCK ROAD              24600.

     2550243   LAUREL
     02
                                   15.50       24493.61     2
                                     180   108         133113
                                     177    14 $147,000 02/18/12
               MD      20724                 1      02/12/97

               GREENE                       30
     566412487 5478  TIMOTHY DRIVE               29200.

     2550244   SAN DIEGO
     02
                                   13.99       29108.85     2
                                     241   125         105743
                                     230    14 $108,000 07/12/16
               CA      92105                 1      06/28/96






               ABRAHAMIAN                   54
     566551956 3629  MALAFIA DRIVE               22160.
     2550245   GLENDALE
     02
                                   13.75       21960.29     2
                                     301   104         185929
                                     293    14 $201,500 10/22/21
               CA      91208                 1      09/27/96

               YOUNGER                      36
     566559630 6038  DELSEA PLACE                75000.

     2550246   SAN JOSE
     02
                                   13.75       74911.62     2
                                     301   125         232000
                                     297    14 $246,000 02/16/22
               CA      95123                 1      01/11/97

               RUELAS                       45
     566574716 770  MOSAIC CIRCLE                15000.

     2550247   OCEANSIDE
     02
                                   16.99       14929.94     2
                                     241   108         140650
                                     234    14 $145,000 11/12/16
               CA      92057                 1      10/02/96

               JIMENEZ                      37
     566585073 14121  E. TRAILSIDE DRIVE         62200.

     2550248   LA PUENTE
     02
                                   13.75       61771.86     2
                                     181   114         123995
                                     176    14 $164,000 01/15/12
               CA      91746                 1      12/13/96

               GONZALEZ                     21
     5666      350  S. MEADE STREET              37000.

     2550249   DENVER
     02
                                   12.99       36946.84     2
                                     302   121          41139
                                     298    14  $64,700 03/15/22
               CO      80219                 1      01/29/97

               REPAREJO                     43
     5666124621 31100  AVENIDA ALVERA            49500.

     2550250   CATHEDAL CITY
     02
                                   13.75       48624.40     2
                                     181   123          93763
                                     171    14 $117,000 08/07/11
               CA      92234                 1      07/29/96

               PEEK                         46
     566619014 983  HUNTINGDALE WAY              26085.

     2550251   ATWATER
     02
                                   14.99       25976.96     2
                                     241   124          81672
                                     233    14  $87,000 10/21/16
               CA      95301                 1      09/05/96

               NELSON                       44
     566697854 41284  MAYBERRY AVENUE            29000.

     2550252   HEMET
     02
                                   13.75       28892.72     2
                                     300   120          61762
                                     290    14  $76,000 07/15/21
               CA      92544                 1      07/08/96

               LARIMER                      35
     566729113 1230  RANCHO PACIFICA PLACE       75000.

     2550253   VISTA
     02
                                   14.50       74724.67     2
                                     241   112         220309
                                     236    14 $265,000 01/02/17
               CA      92084                 1      12/06/96






               LAJOM                        30
     566736914 1210  BERKSHIRE STREET            33000.
     2550254   OXNARD
     02
                                   14.50       32903.66     2
                                     240   110         129614
                                     236    14 $148,000 01/25/17
               CA      93033                 1      01/07/97

               STANLEY                      23
     566738047 1513  LEAF CREST LANE             50000.

     2550255   BAKERSFIELD
     02
                                   15.99       49851.08     2
                                     241   125         134228
                                     235    14 $148,000 12/10/16
               CA      93312                 1      11/13/96

               FLEET                        33
     566748950 2870  SINGING RAIN PLACE          22500.

     2550256   SAN JOSE
     02
                                   15.00       22340.95     2
                                     240   116         113050
                                     230    14 $117,000 07/15/16
               CA      95127                 1      07/10/96

               HERNANDEZ                    44
     566764489 43628  N. DEJAY STREET            25000.

     2550257   LANCASTER
     02
                                   15.99       24902.53     2
                                     241   125         120407
                                     230    14 $116,400 07/10/16
               CA      93536                 1      06/27/96

               REACH                        38
     566785145 123  OAK AVENUE                   10000.

     2550258   GALT
     02
                                   15.25        9978.57     2
                                     300    98         127000
                                     292    14 $140,000 09/23/21
               CA      95632                 1      09/16/96

               DE MESA                      22
     5668      8276  SUNSET DOWNS DRIVE          25000.

     2550259   SACRAMENTO
     02
                                   14.25       24973.09     2
                                     301   101          85956
                                     297    14 $110,000 02/22/22
               CA      95828                 1      01/31/97

               JALBUENA                     51
     1003      14957  ARCHWOOD STREET            50000.

     2550260   VAN NUYS
     02
                                   13.49       49611.64     2
                                     240    98         193383
                                     231    14 $250,000 08/15/16
               CA      91405                 1      08/01/96

               MCROY JR.                    35
     566842837 323  NORTH OAK AVENUE             68000.

     2550261   RIPON
     02
                                   14.99       67766.82     2
                                     240   120         142731
                                     235    14 $176,000 12/20/16
               CA      95366                 1      12/03/96

               VANDERSLICE                  42
     566849215 1020  KINNETT AVENUE              57200.

     2550262   RIDGECREST
     02
                                   14.75       56869.42     2
                                     241   125          75227
                                     230    14 $106,000 07/05/16
               CA      93555                 1      06/28/96






               BETTS                        45
     566863537 37  CAMPO VERDE CIRCLE            12000.
     2550263   SAN PABLO
     02
                                   16.99       11924.39     2
                                     180    95          87000
                                     175    14 $105,000 12/10/11
               CA      94806                 1      12/02/96

               WHATCOTT                     43
     566868468 24332  AUGUSTINE STREET           44000.

     2550264   MISSION VIEJO
     02
                                   13.25       43886.20     2
                                     241   116         198000
                                     237    14 $210,250 02/11/17
               CA      92691                 1      01/10/97

               LANDVOGT                     38
     566886328 28101  MARIPOSA #203              30000.

     2550265   LAGUNA NIGUEL
     02
                                   13.75       29964.65     2
                                     301    99         106104
                                     297    04 $138,000 02/17/22
               CA      92677                 1      01/24/97

               JAKLICH                      43
     566907456 1339  SPRAGUE STREET              75000.

     2550266   MANTECA
     02
                                   13.99       74827.80     2
                                     300   118         143000
                                     294    14 $185,000 11/14/21
               CA      95336                 1      11/05/96

               ABULENCIA                    46
     566914623 7272  FAWN WAY                    12200.

     2550267   SACRAMENTO
     02
                                   12.99       11679.76     2
                                     181   100          48644
                                     168    14  $61,000 05/14/11
               CA      95823                 1      04/24/96

               RICH                         37
     566930484 553  SEQUOIA BOULEVARD            16900.

     2550268   TRACY
     02
                                   14.75       16693.16     2
                                     241   103         111608
                                     235    14 $125,000 12/20/16
               CA      95376                 1      11/02/96

               GRAHAM                       26
     566946980 39749  MILAN DRIVE                13200.

     2550269   PALMDALE
     02
                                   14.99       12788.98     2
                                     120   111         108891
                                     113    14 $110,000 10/28/06
               CA      93551                 1      10/02/96

               SMITH                        36
     566947530 552  EAST HARVARD PLACE           30000.

     2550270   ONTARIO
     02
                                   12.75       29772.78     2
                                     181   108         109357
                                     176    14 $130,000 01/15/12
               CA      91764                 1      12/27/96

               DRIESLER                     38
     566982270 1933  JULIE AVENUE                25000.

     2550271   FULLERTON
     02
                                   15.99       24829.27     2
                                     241   124         160916
                                     232    14 $150,000 09/01/16
               CA      92633                 1      08/20/96






               RODRIGUEZ                    41
     566983936 122  SOUTH LINWOOD PLACE          15000.
     2550272   FULLERTON
     02
                                   10.99       14797.26     2
                                     180   107          86005
                                     175    14  $95,000 12/17/11
               CA      92832                 1      12/04/96

               GARCIA                       40
     566986774 10512  SYCAMORE AVE.              32000.

     2550273   STANTON
     02
                                   13.75       31962.30     2
                                     302   120         129468
                                     297    14 $135,000 02/20/22
               CA      90680                 1      12/02/96

               CABALLERO                    37
     567043386 1210  SOUTH WASHINGTON AVE.       39563.

     2550274   GLENDORA
     02
                                   13.99       39336.08     2
                                     241   125         154187
                                     233    14 $155,000 10/15/16
               CA      91740                 1      09/27/96

               Vasquez                      42
     567153288 971  MERIDIAN STREET              45000.

     2550276   HOLLISTER
     02
                                   14.25       44702.94     2
                                     181   121         148626
                                     175    14 $161,000 12/15/11
               CA      95023                 1      11/04/96

               KULANI                       38
     567236117 3684  DWIGHT STREET               26500.

     2550278   SAN DIEGO
     02
                                   14.99       26201.15     2
                                     240   118          78405
                                     230    14  $89,000 07/26/16
               CA      92104                 1      07/16/96

               LANINOVICH                   42
     567316674 27811  RUSTLER AVENUE             20000.

     2550280   TEHACHAPI
     02
                                   13.99       19670.63     2
                                     241   117         101894
                                     230    14 $105,000 07/05/16
               CA      93561                 1      06/07/96

               BONNER                       42
     567358319 8314  JAYSEEL STREET              20000.

     2550281   SUNLAND
     02
                                   14.25       19835.03     2
                                     181   113         132097
                                     176    14 $135,000 01/15/12
               CA      91040                 1      12/21/96

               LEFF                         42
     567418888 129  CRUICKSHANK DRIVE            50000.

     2550282   FOLSOM
     02
                                   14.25       49848.75     2
                                     241   117         215000
                                     236    14 $228,000 01/28/17
               CA      95630                 1      12/12/96

               ALLEN                        45
     567437138 2966  SILVER SADDLE STREET        25000.

     2550283   ONTARIO
     02
                                   13.99       24541.23     2
                                     180   103         175592
                                     169    14 $195,000 06/26/11
               CA      91761                 1      06/12/96






               NANCE                        47
     567438189 8781  KNOLLWOOD DRIVE             25000.
     2550284   RANCHO CUCAMONGA
     02
                                   13.75       24741.43     2
                                     181   119         105301
                                     176    14 $110,000 01/18/12
               CA      91730                 1      12/12/96

               WINNEN                       42
     567474306 5697  RIDGEVIEW AVENUE            32450.

     2550285   MIRA LOMA
     02
                                   14.99       31999.32     2
                                     181   123         144841
                                     173    14 $145,000 10/25/11
               CA      91752                 1      09/30/96

               WRIGHT SR.                   41
     567481689 3721  EAST CHARTER OAK ROAD       59500.

     2550286   PHOENIX
     02
                                   13.75       59429.88     2
                                     302   116          81382
                                     297    14 $122,000 02/15/22
               AZ      85032                 1      12/30/96

               COOK                         38
     567530295 2153  SORRENTO DRIVE              25000.

     2550288   OCEANSIDE
     02
                                   12.99       24614.70     2
                                     180   111         150212
                                     171    14 $158,000 08/19/11
               CA      92056                 1      08/07/96

               ELLIS                        45
     567541115 43735  REMBRANDT STREET           40000.

     2550289   LANCASTER
     02
                                   15.99       39295.00     2
                                     301   118         101000
                                     292    14 $120,000 09/10/21
               CA      93535                 1      08/21/96

               CRUZ                         46
     567557328 1256  104TH AVENUE                25000.

     2550290   OAKLAND
     02
                                   13.99       24788.58     2
                                     181   100         124000
                                     177    14 $150,000 02/15/12
               CA      94603                 1      01/17/97

               WILLIAMS                     23
     567576021 4604  ALDEN COURT                 21000.

     2550291   BAKERSFIELD
     02
                                   16.00       20710.63     2
                                     180   123          87721
                                     171    14  $89,000 08/26/11
               CA      93311                 1      08/08/96

               PLATZER                      32
     567576483 38856  SUNNYVALE STREET           44750.

     2550292   PALMDALE
     02
                                   14.25       44304.45     2
                                     181   126         121321
                                     174    14 $132,750 11/01/11
               CA      93551                 1      10/15/96

               NIESSEN                      20
     567602938 713  WEST WILDROSE AVENUE         39005.

     2550293   RIDGECREST
     02
                                   14.99       38765.61     2
                                     301   113          98500
                                     293    14 $121,909 10/25/21
               CA      93555                 1      09/27/96






               MCDANIEL                     39
     567607662 23670  BUCKEYE CIRCLE             50000.
     2550294   TWAIN HARTE
     02
                                   14.25       49587.63     2
                                     181   120         147000
                                     176    14 $164,950 01/10/12
               CA      95383                 1      12/17/96

               BRISTOW                      38
     567646077 1264  WEST DAMRON AVENUE          40000.

     2550295   TULARE
     02
                                   13.25       39825.62     2
                                     240   118          82881
                                     235    14 $105,000 12/27/16
               CA      93274                 1      12/04/96

               CLOUD JR.                    44
     567722595 1722  DOUGLAS ROAD                25000.

     2550296   STOCKTON
     02
                                   14.99       24860.17     2
                                     240   108          88278
                                     229    14 $105,000 06/27/16
               CA      95207                 1      06/18/96

               HAMMONS                      38
     567805967 712  29TH STREET                  25000.

     2550297   OAKLAND
     02
                                   13.99       24775.56     3
                                     241   130          60017
                                     230    14  $85,000 07/10/16
               CA      94609                 1      06/01/96

               HANSEN                       35
     5679078641 27420  KELSO COURT               30000.

     2550298   TEHACHAPI
     02
                                   14.25       29751.29     2
                                     181   123         110455
                                     175    14 $115,000 12/15/11
               CA      93561                 1      11/04/96

               DODRILL                      31
     567929359 4832  EAST AVENUE R-12            25000.

     2550299   PALMDALE
     02
                                   13.25       24624.00     2
                                     241   117         114087
                                     237    14 $119,000 02/05/17
               CA      93552                 1      01/22/97

               ELLIS                        31
     567987820 5981  KIES WAY                    38000.

     2550300   SACRAMENTO
     02
                                   14.49       37717.68     2
                                     300   126          96019
                                     292    14 $107,000 09/25/21
               CA      95842                 1      09/20/96

               RANGEL                       32
     568060569 2212  L. STREET                   17400.

     2550301   ANTIOCH
     02
                                   15.75       17090.95     2
                                     182   125          43590
                                     173    04  $49,000 10/24/11
               CA      94519                 1      08/13/96

               TOLMER                       44
     568063617 16121  VIA OLINDA                 28690.

     2550302   SAN LORENZO
     02
                                   11.99       28034.89     2
                                     241   117         153221
                                     232    14 $155,500 09/17/16
               CA      94580                 1      08/30/96






               ANDERSON                     36
     568088251 6742  BERYLWOOD COURT             66400.
     2550303   RIVERSIDE
     02
                                   13.25       66228.25     2
                                     241   114         168531
                                     236    14 $206,750 01/25/17
               CA      92506                 1      12/19/96

               DE LEON                      42
     568130462 82104  OLEANDER AVENUE            25000.

     2550304   INDIO
     02
                                   10.99       24426.32     2
                                     180   133          67884
                                     171    14  $70,000 08/16/11
               CA      92201                 1      08/05/96

               HENDRICKS                    33
     568193367 3070  SOUTH BRADFORD PLACE #C     39950.

     2550305   SANTA ANA
     02
                                   13.25       39880.89     2
                                     300   119         119743
                                     295    04 $135,000 12/20/21
               CA      92707                 1      12/13/96

               IDIO                         43
     568194069 7329  PIERCE CIRCLE               56000.

     2550306   BUENA PARK
     02
                                   13.75       55888.72     2
                                     302   126         140000
                                     294    14 $156,200 11/01/21
               CA      90620                 1      09/27/96

               MORGAN                       23
     5682      8005  BIRDSONG DRIVE              75000.

     2550307   FORT WASHINGTON
     02
                                   14.50       74942.15     2
                                     301   122         177000
                                     298    14 $207,000 03/15/22
               MD      20744                 1      02/27/97

               ROBLES                       33
     568236082 182  DOGWOOD COURT                21500.

     2550308   HAYWARD
     02
                                   14.25       21358.95     2
                                     181    96         115331
                                     176    04 $143,000 01/08/12
               CA      94544                 1      12/02/96

               VICTOR                       51
     568245440 2136  SABOT COVE                  40000.

     2550309   COSTA MESA
     02
                                   14.99       39499.38     2
                                     180    90         226921
                                     172    04 $299,000 09/12/11
               CA      92627                 1      09/07/96

               APOLONIO                     35
     568275466 991  FIRST STREET                 15000.

     2550310   GALT
     02
                                   13.75       14947.13     2
                                     300   104         123339
                                     295    14 $134,000 12/25/21
               CA      95632                 1      12/19/96

               RAGOLE                       33
     568291185 4425  VIA DE LA PLAZA             40000.

     2550311   YORBA LINDA
     02
                                   14.00       39209.76     2
                                     120    84         169736
                                     115    14 $250,000 12/20/06
               CA      92686                 1      12/03/96






               SAUGER JR.                   18
     5683      23912  THOMAS STREET              15300.
     2550312   WARREN
     02
                                   15.25       15289.82     2
                                     301   115          64983
                                     298    14  $70,000 03/03/22
               MI      48091                 1      02/08/97

               ZELTNER                      32
     568356135 8154  BANGOR AVE.                 25000.

     2550313   HESPERIA
     02
                                   13.99       24813.15     2
                                     241   120          76450
                                     232    14  $85,000 09/20/16
               CA      92345                 1      08/27/96

               SAYRE                        23
     568392497 5650  DOGWOOD STREET              25000.

     2550314   SAN BERNARDINO
     02
                                   14.99       24914.29     2
                                     240   100          89246
                                     231    14 $115,000 08/21/16
               CA      92404                 1      08/02/96

               DURRER II                    24
     5684      43  DUNKIRK ROAD                  73000.

     2550315   BALTIMORE
     02
                                   15.75       72940.23     2
                                     300   124          93000
                                     297    14 $134,500 02/24/22
               MD      21212                 1      02/19/97

               BUXTON                       46
     568490229 7000  MOUNTAINSIDE DRIVE          29125.

     2550316   CITRUS HEIGHTS
     02
                                   15.49       29065.36     2
                                     300   126         109304
                                     293    14 $110,500 10/23/21
               CA      95621                 1      10/17/96

               VAOTUUA                      45
     568530452 414  MAPLE FOREST ROAD            51750.

     2550317   CATONSVILLE
     02
                                   17.00       51036.97     2
                                     181   126         107059
                                     171    14 $127,000 08/01/11
               MD      21228                 1      07/26/96

               BREAZZEAL                    39
     568541806 4700  HASTI JOY COURT             37300.

     2550318   BAKERSFIELD
     02
                                   14.75       37167.74     2
                                     240   125         112656
                                     235    14 $120,000 12/12/16
               CA      93309                 1      12/07/96

               MATHE                        44
     568546402 1928  SAGEWOOD DRIVE              52000.

     2550319   OCEANSIDE
     02
                                   13.75       51744.51     2
                                     241   124         171532
                                     234    14 $181,255 11/18/16
               CA      92056                 1      10/14/96

               GUTIERREZ                    42
     568566332 12106  CANDOR DRIVE               25000.

     2550320   CERRITOS
     02
                                   14.99       24890.38     2
                                     240    99         172878
                                     234    14 $200,000 11/15/16
               CA      90103                 1      11/07/96






               GARCIA                       42
     5685666221 6010  EAST AVENIDA ARBOL         45000.
     2550321   ANAHEIM
     02
                                   15.00       44883.98     2
                                     301   102         173600
                                     291    14 $216,000 08/01/21
               CA      92807                 1      07/29/96

               HENRY                        36
     568569330 3327  FAIRFIELD AVENUE            34425.

     2550322   PALMDALE
     02
                                   15.49       34375.28     2
                                     300   114         154140
                                     294    14 $166,451 11/15/21
               CA      93550                 1      11/08/96

               BRODY                        43
     568574671 6207  LAKE ARIANA AVENUE          40000.

     2550323   SAN DIEGO
     02
                                   14.99       39629.23     2
                                     181   109         143063
                                     174    14 $168,000 11/01/11
               CA      92119                 1      10/11/96

               JONES                        45
     568577348 24568  CAMINO MERIDIANA           25000.

     2550324   MURRIETA
     02
                                   13.99       24835.30     2
                                     240   107         121249
                                     232    14 $137,000 09/20/16
               CA      92562                 1      09/05/96

               BESTMANN                     44
     568595706 1250  REMINGTON COURT             18400.

     2550325   VISTA
     02
                                   13.99       18294.22     2
                                     240   110         126278
                                     233    14 $132,500 10/22/16
               CA      92083                 1      10/04/96

               DEROOS                       46
     568664624 28409  EAST RIVER ROAD            52000.

     2550326   ESCALON
     02
                                   13.25       51925.43     2
                                     301   110         147000
                                     297    14 $182,000 02/15/22
               CA      95320                 1      01/15/97

               OTTO                         41
     568721513 18327  CYPRESS STREET             44000.

     2550328   COVINA
     02
                                   13.25       43891.80     2
                                     301   116         105800
                                     297    14 $130,000 02/10/22
               CA      91723                 1      01/27/97

               SMITH                        39
     568729855 1546  LINDA COURT                 49000.

     2550329   SIMI VALLEY
     02
                                   14.75       48591.73     2
                                     241   117         159118
                                     236    14 $178,500 01/15/17
               CA      93065                 1      12/27/96

               MILLER                       41
     568823334 13921  WHITEROCK DRIVE            46000.

     2550330   LA MIRADA
     02
                                   14.49       45903.53     2
                                     300   113         160237
                                     294    14 $183,997 11/27/21
               CA      90638                 1      11/20/96






               MILLER                       34
     568826124 4048  LOUGANIS WAY                30000.
     2550331   SACRAMENTO
     02
                                   14.99       29695.53     2
                                     242   125         114434
                                     231    14 $116,000 08/01/16
               CA      95823                 1      06/27/96

               MCCALL                       31
     568828285 21563  WINESAP STREET             13000.

     2550332   TEHACHAPI
     02
                                   12.99       12659.80     2
                                     181   101          87071
                                     168    14 $100,000 05/09/11
               CA      93561                 1      04/25/96

               BROWN                        26
     568903020 24643  BAY AVENUE                 34500.

     2550334   MORENO VALLEY
     02
                                   13.25       34380.34     2
                                     241   121          92791
                                     236    14 $106,000 01/15/17
               CA      92553                 1      12/17/96

               BURKE                        39
     568921848 12925  MARGATE                    30000.

     2550335   POWAY
     02
                                   12.99       29738.63     2
                                     301   104         169010
                                     292    14 $192,000 09/18/21
               CA      92064                 1      08/31/96

               GARDNER                      39
     568942828 540  MARBLE STREET                30000.

     2550336   EL CAJON
     02
                                   13.99       29593.94     2
                                     181   125         112080
                                     173    14 $114,000 10/16/11
               CA      92020                 1      09/18/96

               NUNLEY                       34
     568967549 325  LILAC CIRCLE                 47900.

     2550337   HERCULES
     02
                                   13.49       47737.60     2
                                     301   126         178794
                                     293    14 $181,000 10/01/21
               CA      94547                 1      09/24/96

               HOLLEY                       45
     568972346 25371  VIA VERDE #1               10000.

     2550338   LAKE FOREST
     02
                                   10.99        9898.26     2
                                     181    63          83250
                                     176    04 $150,000 01/02/12
               CA      92630                 1      12/13/96

               HENRY                        22
     568981387 650  VICTORIAN PARK DRIVE         36125.

     2550339   GALT
     02
                                   13.75       34824.50     2
                                     181   126         112792
                                     172    14 $118,500 09/24/11
               CA      95632                 1      08/30/96

               CHRISTENSEN                  20
     5690      28  PUTTING GREEN LANE            40000.

     2550341   PROSPECT
     02
                                   13.25       39948.40     2
                                     300   115         165829
                                     297    14 $180,000 02/12/22
               CT      06712                 1      02/06/97






               WOLF                         44
     569024146 36936  LITTLEROCK RANCHOS ROAD    21800.
     2550342   LITTLEROCK
     02
                                   13.25       21670.72     2
                                     301   108         139126
                                     297    14 $150,000 02/20/22
               CA      93543                 1      01/20/97

               SARIDAKIS                    17
     5691      3174  WOODFIELD COURT             71445.

     2550343   YORKTOWN HEIGHTS
     02
                                   13.75       68510.39     2
                                      60   107         248753
                                      57    14 $300,000 02/14/02
               NY      10598                 1      02/10/97

               REYNOLDS                     44
     569132973 18  EAST 2ND AVENUE               22000.

     2550344   KENNEWICK
     02
                                   16.99       21975.99     2
                                     302   102          76882
                                     295    14  $97,000 12/01/21
               WA      99336                 1      10/25/96

               MCGOUGH                      38
     569177237 531  LONGWOOD COURT               50000.

     2550345   HAYWARD
     02
                                   14.25       49927.89     2
                                     301   107         147000
                                     296    14 $185,000 01/28/22
               CA      94541                 1      12/24/96

               COOPER                       41
     569230872 1274  S. FIREHOLE DRIVE           24387.

     2550347   CHANDLER
     02
                                   13.99       23908.57     2
                                     240   125          95706
                                     233    14  $96,075 10/24/16
               AZ      85249                 1      10/04/96

               BREWER                       30
     569330359 656  PASEO LA PERLA               25000.

     2550349   THOUSAND OAKS
     02
                                   14.99       24610.01     2
                                     181   112          58576
                                     171    04  $75,000 08/05/11
               CA      91360                 1      07/17/96

               SOLES                        45
     569335288 9126  CIMARRON AVENUE             25000.

     2550350   LOS ANGELES
     02
                                   15.99       24939.20     2
                                     301    92         130672
                                     292    14 $170,000 09/01/21
               CA      90047                 1      08/16/96

               WONG                         46
     569379131 935  EAST ACKLEY STREET           60000.

     2550351   MONTEREY PARK
     02
                                   14.25       59867.86     2
                                     302   125         148418
                                     296    14 $168,000 01/14/22
               CA      91754                 1      11/21/96

               MCGUANE                      31
     569397772 734  BERKELEY COURT               20500.

     2550353   ONTARIO
     02
                                   13.75       20475.83     2
                                     301   114         115839
                                     297    14 $120,000 02/14/22
               CA      91762                 1      01/08/97






               GUINN                        45
     569399218 1340  NORTH DEWOLF AVENUE         43000.
     2550354   FRESNO
     02
                                   15.75       42693.64     2
                                     181   122         139295
                                     175    14 $150,000 12/15/11
               CA      93727                 1      11/08/96

               PEREZ                        22
     5694      1840  DOVER PLACE                 42800.

     2550355   POMONA
     02
                                   14.75       42727.36     2
                                     300   125         125151
                                     297    14 $135,000 02/28/22
               CA      91766                 1      02/02/97

               EMANUEL                      43
     569435573 9602  CAPRICORN WAY               21000.

     2550356   SAN DIEGO
     02
                                   15.99       20952.66     2
                                     300   111         194995
                                     293    14 $195,000 10/23/21
               CA      92126                 1      10/07/96

               GRIFFIN                      40
     569456923 5120  MELBOURNE PLACE             33500.

     2550358   RIVERSIDE
     02
                                   15.25       33342.91     2
                                     240   124         128668
                                     233    14 $131,000 10/15/16
               CA      92508                 1      10/03/96

               PARDUE                       28
     569498674 17815  JUNIPER STREET             16000.

     2550359   HESPERIA
     02
                                   12.25       15867.51     2
                                     181    89          72509
                                     176    14 $100,000 01/15/12
               CA      92345                 1      12/20/96

               OLACHEA                      31
     569545133 33008  LAKE MICHIGAN STREET       34000.

     2550360   FREMONT
     02
                                   12.99       33077.20     2
                                     181    96         120793
                                     166    14 $162,000 03/04/11
               CA      94555                 1      02/28/96

               ENGLISH                      45
     569588726 809  AUTUMN LANE                  45500.

     2550361   CORONA
     02
                                   13.75       45342.73     2
                                     241   125         122201
                                     236    14 $135,000 01/15/17
               CA      91719                 1      12/07/96

               PARKS                        34
     569595731 412  HERZOG BOULEVARD             15000.

     2550362   YREKA
     02
                                   13.99       14839.63     2
                                     241    84          60300
                                     232    14  $90,000 09/16/16
               CA      96097                 1      08/29/96

               III                          45
     569602091 17111  RAWHIDE AVE.               20000.

     2550363   PALMDALE
     02
                                   15.99       19849.07     2
                                     238   112          74716
                                     231    14  $85,000 08/02/16
               CA      93591                 1      10/04/96






               FLORES                       48
     569618282 4015  E. HIDDEN VIEW DRIVE        40000.
     2550365   PHOENIX
     02
                                   13.99       39809.80     2
                                     240   126         116750
                                     234    14 $125,000 11/14/16
               AZ      85044                 1      11/08/96

               TORRES                       45
     569637060 301  SOUTH RAYMOND                40000.

     2550366   LA HABRA
     02
                                   14.25       39880.86     2
                                     300   125         174678
                                     292    14 $171,750 09/15/21
               CA      90631                 1      09/06/96

               BAILEY                       40
     569681787 4270  IDLE CREEK DRIVE            40000.

     2550367   SHINGLE SPRINGS
     02
                                   14.99       39610.31     2
                                     241   126         166534
                                     229    14 $165,000 06/01/16
               CA      95682                 1      05/17/96

               JOHNSON                      40
     569689772 3715  SUNSHINE LANE               40000.

     2550368   PLACERVILLE
     02
                                   15.75       39831.24     2
                                     181   126         172758
                                     176    14 $170,000 01/28/12
               CA      95667                 1      12/11/96

               COX                          28
     569717004 9358  GRIDLEY COURT               42350.

     2550369   ELK GROVE
     02
                                   14.25       42224.87     2
                                     300   126         147655
                                     291    14 $152,000 08/08/21
               CA      95758                 1      08/02/96

               PARINO II                    41
     569737505 888  COBDEN WAY                   36850.

     2550370   GALT
     02
                                   13.25       36453.38     2
                                     181   117         132090
                                     176    14 $145,000 01/18/12
               CA      95632                 1      12/13/96

               FRANCO                       38
     569748023 37622  ROWLEY COURT               46000.

     2550371   PALMDALE
     02
                                   15.25       45909.89     2
                                     241   125         110114
                                     237    14 $125,000 02/15/17
               CA      93552                 1      01/29/97

               DAY                          34
     569749923 1838  QUARTZITE STREET            22400.

     2550372   PALMDALE
     02
                                   14.25       22366.47     2
                                     301   115         131956
                                     296    14 $135,000 01/15/22
               CA      93550                 1      12/09/96

               PARRAGA                      48
     569762125 2814  VIA CLAREZ                  35000.

     2550373   CARLSBAD
     02
                                   14.49       34801.18     2
                                     300   117         122220
                                     291 RFC01 $135,000 08/21/21
               CA      92008                 1      08/07/96






               MCKINNEY                     46
     569842780 16270  WILLIAMSTOWNE DRIVE        40000.
     2550376   LATHROP
     02
                                   13.25       39912.99     2
                                     301   120         139856
                                     296    14 $150,000 01/18/22
               CA      95330                 1      12/12/96

               HOCK                         21
     1020      7637  LION STREET                 25000.

     2550377   RANCHO CUCAMONGA
     02
                                   14.99       24949.18     3
                                     241   124         171548
                                     236    14 $180,000 01/25/17
               CA      91730                 1      12/19/96

               WOODS                        45
     569863090 5142  PARKHURST DRIVE             40000.

     2550378   SANTA ROSA
     02
                                   13.25       39762.77     2
                                     300   103         107904
                                     296    14 $145,000 01/28/22
               CA      95409                 1      01/06/97

               PARINO                       39
     569902919 313  RIVERGATE WAY                50000.

     2550380   SACRAMENTO
     02
                                   14.75       49917.24     2
                                     301   102         184363
                                     296    14 $230,000 01/02/22
               CA      95831                 1      12/09/96

               TANIGUCHI                    35
     570043007 14201  SAN ESTEBAN AVENUE         34000.

     2550382   BAKERSFIELD
     02
                                   15.49       33844.88     2
                                     241   122          93658
                                     234    14 $105,000 11/01/16
               CA      93312                 1      10/10/96

               ALMOJELA                     43
     570047745 2054  ATCHENSON STREET            15000.

     2550383   STOCKTON
     02
                                   15.75       14804.28     2
                                     240    91          86814
                                     232    14 $113,000 09/20/16
               CA      95210                 1      09/05/96

               GALVAN                       47
     570066821 640  BOULDER STREET               38500.

     2550384   FILLMORE
     02
                                   14.50       38446.92     2
                                     302   117         119197
                                     296    14 $135,000 01/15/22
               CA      93015                 1      11/29/96

               TENNYSON                     46
     570068303 4687  GRAND AVENUE                30000.

     2550385   ONTARIO
     02
                                   14.99       29837.98     2
                                     241   116         120484
                                     232    14 $130,000 09/20/16
               CA      91762                 1      08/29/96

               CRUZ                         43
     570085385 3521  VINELAND AVENUE             20000.

     2550386   BALDWIN PARK
     02
                                   13.75       19812.33     2
                                     182    88         111601
                                     176    14 $150,000 01/20/12
               CA      91706                 1      11/12/96






               DIXON                        33
     570133757 26653  ELDRIDGE AVENUE            30000.
     2550387   HAYWARD
     02
                                   13.75       29829.31     2
                                     181   108         151150
                                     177    14 $168,000 02/20/12
               CA      94544                 1      01/15/97

               MOFFAT                       46
     570135822 1054  PETALO PLAZA                25000.

     2550388   CHULA VISTA
     02
                                   15.99       24949.20     2
                                     301   105         139100
                                     293    04 $157,000 10/01/21
               CA      91910                 1      09/05/96

               ORTIZ SR.                    44
     570151138 1301  BURNHAM STREET              25000.

     2550389   COLORADO SPRINGS
     02
                                   11.99       24735.23     2
                                     241   144          61178
                                     230    14  $60,000 07/08/16
               CO      80906                 1      06/12/96

               HONOR                        47
     570175180 286  TAMARISK CIRCLE              45000.

     2550390   SUISUN CITY
     02
                                   12.99       44636.04     2
                                     241   122         142353
                                     232    14 $154,000 09/01/16
               CA      94585                 1      08/01/96

               ANDERSON                     27
     570270630 1046  CALLE DEL CERRO #425        15400.

     2550391   SAN CLEMENTE
     02
                                   14.25       15299.00     2
                                     182    96          58800
                                     176    04  $78,000 01/15/12
               CA      92672                 1      11/21/96

               FUECONCILLO                  47
     570279839 2588  PASEO TORTUGA               50000.

     2550392   CHINO HILLS
     02
                                   14.25       49909.32     2
                                     301   111         179833
                                     295    14 $208,000 12/15/21
               CA      91709                 1      11/23/96

               RODRIGUEZ                    44
     570291004 6211  SAINT CROIX DRIVE           25000.

     2550393   BAKERSFIELD
     02
                                   14.25       24836.05     2
                                     181   116         111034
                                     176    14 $117,704 01/25/12
               CA      93313                 1      12/14/96

               SCHULTZ                      45
     570294186 841  QUARI COURT                  25000.

     2550394   AURORA
     02
                                   14.99       24639.66     2
                                     301   120          82334
                                     294    14  $90,000 11/01/21
               CO      80011                 1      10/02/96

               WHITE-NICHOLSON              49
     570312108 9700  WALNUT STREET               75000.

     2550395   BELLFLOWER
     02
                                   14.75       74926.44     2
                                     301   106         177892
                                     297    14 $240,000 02/15/22
               CA      90706                 1      01/21/97






               WALDEN                       36
     570317272 7  WINDROSE                       40000.
     2550396   ALISO VIEJO
     02
                                   12.25       39917.28     2
                                     301    98         143049
                                     297    04 $188,000 02/10/22
               CA      92656                 1      01/13/97

               WILSON                       49
     570358161 3968  SAN MARCOS                  31500.

     2550397   RIVERSIDE
     02
                                   14.25       31355.49     2
                                     242   120         115948
                                     233    14 $123,452 10/01/16
               CA      92504                 1      08/23/96

               BARTLETT                     35
     570415257 6390  CERRITOS AVENUE             25000.

     2550398   LONG BEACH
     02
                                   12.99       24887.11     2
                                     240   112         137057
                                     235    14 $145,000 12/15/16
               CA      90805                 1      12/05/96

               GOBERT                       36
     570451065 154  SOUTH CALIFORNIA             15000.

     2550399   LAKE ELSINORE
     02
                                   12.99       14713.16     2
                                     180   113          97704
                                     168    14 $100,500 05/21/11
               CA      92530                 1      05/15/96

               SNOWDEN                      49
     570485207 3057  NORTH FAIROAKS AVENUE       22000.

     2550400   ALTADENA
     02
                                   14.99       21803.19     2
                                     241    73          97926
                                     233    14 $165,000 10/24/16
               CA      91001                 1      09/30/96

               WOLCOTT                      45
     570492315 10265  LA VINE STREET             40000.

     2550401   RANCHO CUCAMONGA
     02
                                   13.99       39903.22     2
                                     300   125         154749
                                     293    14 $157,000 10/17/21
               CA      91701                 1      10/01/96

               EDWARDS                      19
     5705      9850  AVENIDA COLINO              50000.

     2550402   SPRING VALLEY
     02
                                   13.99       49883.20     2
                                     240   123         163608
                                     237    14 $175,000 02/20/17
               CA      91977                 1      02/06/97

               HAVENS                       49
     570551921 355  HANSEN CIRCLE                15000.

     2550403   FOLSOM
     02
                                   12.25       14566.09     2
                                     121   112         162000
                                     114    14 $158,050 11/01/06
               CA      95630                 1      10/09/96

               BUNKER                       34
     570556475 2105  SWINDEN AVENUE              42000.

     2550404   SIMI VALLEY
     02
                                   14.75       41930.45     2
                                     301   105         156900
                                     296    14 $189,750 01/17/22
               CA      93063                 1      12/11/96






               CRISTOBAL                    35
     570578315 1195  GAINSVILLE AVENUE           45000.
     2550405   SAN JOSE
     02
                                   13.75       44412.58     2
                                     181   112         155000
                                     174    14 $180,000 11/08/11
               CA      95122                 1      10/10/96

               TUTTLE                       45
     570583356 21931  CEDAR STREET               25000.

     2550406   PERRIS
     02
                                   14.99       24878.15     2
                                     242    75          64636
                                     233    14 $120,000 10/07/16
               CA      92570                 1      08/30/96

               HARRIS                       42
     570589186 2046  BROOKHAVEN AVENUE           75000.

     2550407   PLACENTIA
     02
                                   16.25       74820.49     2
                                     301   109         201488
                                     297    14 $254,500 02/22/22
               CA      92670                 1      01/16/97

               MCHENRY                      37
     570603951 5726  CAMBRIA ROAD                25000.

     2550408   PHELAN
     02
                                   14.49       24858.03     2
                                     241    89          63676
                                     231    14 $100,000 08/02/16
               CA      92371                 1      07/11/96

               LONG                         41
     570615958 1100  EUCLID AVENUE #317          30000.

     2550409   LONG BEACH
     02
                                   13.75       29952.59     2
                                     300   100          99168
                                     296    04 $130,000 01/20/22
               CA      90804                 1      01/07/97

               WESTON                       17
     570620915 850  TANGLEWOOD DRIVE             13000.

     2550410   REDDING
     02
                                   15.99       12676.02     2
                                     121   100          98042
                                     113    14 $112,000 10/07/06
               CA      96003                 1      09/06/96

               V. GRINO                     46
     570652714 2620  SOUTH PEPPERDALE DRIVE      68000.

     2550411   ROWLAND HEIGHTS
     02
                                   15.25       66611.59     2
                                     181   111         264634
                                     177    14 $300,000 02/15/12
               CA      91748                 1      01/06/97

               DENNIS                       44
     570661768 5421  MEADOWLARK DRIVE            75000.

     2550412   HUNTINGTON BEACH
     02
                                   13.25       74806.01     2
                                     242   124         165880
                                     238    14 $195,250 03/02/17
               CA      92649                 1      01/20/97

               DE ANGELIS                   16
     5707      31  SHORELINE CIRCLE              17000.

     2550413   SACRAMENTO
     02
                                   13.25       16861.96     2
                                     121   109         148991
                                     118    14 $153,000 03/05/07
               CA      95831                 1      02/19/97






               WALLACE                      40
     570767695 600  CENTRAL AVENUE #359          30000.
     2550415   RIVERSIDE
     02
                                   12.75       29583.30     2
                                     301   100          78250
                                     296    04 $109,000 01/05/22
               CA      92507                 1      12/18/96

               SANDOVAL                     42
     570791271 14007  ROSEMARY DRIVE             40000.

     2550417   FONTANA
     02
                                   13.99       39829.56     2
                                     241   124          95936
                                     233    14 $110,000 10/04/16
               CA      92335                 1      09/26/96

               ANDERSON                     19
     570807192 2337  COVENTRY CIRCLE             25000.

     2550418   FULLERTON
     02
                                   14.99       24840.63     2
                                     241   115         124675
                                     234    14 $131,053 11/01/16
               CA      92633                 1      10/18/96

               STARKEY                      30
     570846342 245  BASS COURT                   25000.

     2550419   PERRIS
     02
                                   12.99       24419.97     2
                                     180   128         102969
                                     168    14 $100,000 05/15/11
               CA      92571                 1      05/03/96

               WORKMAN                      21
     5709      3254  W. 41ST AVENUE              65000.

     2550420   DENVER
     02
                                   12.99       64941.74     2
                                     301   123          45044
                                     298    14  $90,100 03/15/22
               CO      80211                 1      02/07/97

               KEYS                         39
     570904353 541  EDGETOWN AVENUE              25000.

     2550421   OAKDALE
     02
                                   16.25       24865.25     2
                                     181   109         120000
                                     176    14 $134,000 01/28/12
               CA      95361                 1      12/03/96

               CUSTER                       37
     570909741 495  S.E. CLEVELAND AVENUE        63000.

     2550422   BEND
     02
                                   13.25       61824.00     2
                                     181   126          87150
                                     171    14 $120,000 08/01/11
               OR      97702                 1      07/15/96

               NEILSEN                      45
     570983857 30230  REVIS ROAD                 50000.

     2550423   COARSEGOLD
     02
                                   15.25       49908.87     2
                                     301   125          92885
                                     295    14 $115,000 12/13/21
               CA      93614                 1      11/23/96

               RAMOS                        40
     570989103 12951  SO. BENSON AVE #115        25000.

     2550424   CHINO
     02
                                   15.99       24924.68     2
                                     301   124         104753
                                     294    04 $105,000 11/04/21
               CA      91710                 1      10/09/96






               LORCA                        21
     5710      7551  SAN CASSINO WAY             45000.
     2550425   GOLETA
     02
                                   12.99       44835.25     2
                                     182   120         260627
                                     178    14 $255,000 03/15/12
               CA      93117                 1      01/31/97

               SANTOS                       39
     571024302 5867  OLD MEMORY LANE             30000.

     2550426   SAN DIEGO
     02
                                   15.75       29741.75     2
                                     180   122         145740
                                     174    14 $145,000 11/15/11
               CA      92114                 1      11/11/96

               PALMER JR.                   42
     571046543 5220  WROXTON DRIVE               30000.

     2550427   RIVERSIDE
     02
                                   14.25       29862.36     2
                                     241   126         117507
                                     234    14 $118,000 11/01/16
               CA      92504                 1      10/14/96

               RIOS                         45
     571088315 6318  WASHINGTON AVE.             49600.

     2550428   WHITTIER
     02
                                   14.99       49407.28     2
                                     241   121         186194
                                     231    14 $196,000 08/01/16
               CA      90601                 1      07/10/96

               LEBLANC                      22
     5711      4810  LEATHER WAY                 28500.

     2550429   BOISE
     02
                                   12.99       28128.06     2
                                     300    92          67372
                                     297    14 $105,000 02/14/22
               ID      83713                 1      02/05/97

               RAINEY                       36
     571118070 224  RIVIERA DRIVE                20000.

     2550430   LEMOORE
     02
                                   12.99       19711.66     2
                                     180   117         113856
                                     172    14 $115,000 09/24/11
               CA      93245                 1      09/01/96

               MARTINEZ                     42
     571170128 698  BRISTOL COURT                36000.

     2550431   LEMOORE
     02
                                   14.99       35663.01     2
                                     181   113          99316
                                     174    14 $120,000 11/08/11
               CA      93245                 1      10/14/96

               TRELIVING                    37
     5711784441 515  KING STREET                 15000.

     2550432   MONROVIA
     02
                                   14.49       14721.56     2
                                     180   112         146150
                                     168    14 $144,000 05/21/11
               CA      91016                 1      05/10/96

               ESPINOZA                     45
     571256489 1116  BORREGO DR.                 26000.

     2550433   BARSTOW
     02
                                   14.99       25902.64     2
                                     241   125          87352
                                     233    14  $91,000 10/11/16
               CA      92311                 1      09/30/96






               DURMENT                      45
     571370991 3710  CHRISTINE STREET            31525.
     2550434   SAN DIEGO
     02
                                   14.99       29920.79     2
                                     301   117         148741
                                     294    14 $154,674 11/19/21
               CA      92117                 1      10/24/96

               WOLCOTT                      44
     571433155 5258  PREWETT RANCH DRIVE         45000.

     2550435   ANTIOCH
     02
                                   15.99       44779.04     2
                                     300   115         156000
                                     294    14 $175,000 11/26/21
               CA      94509                 1      11/19/96

               ABSOUMIAN                    26
     5715      535  W. RIALTO AVENUE             20000.

     2550437   CLOVIS
     02
                                   15.25       19941.27     2
                                     180   121          82443
                                     178    14  $85,000 03/26/12
               CA      93612                 1      03/07/97

               MAYS                         43
     571526697 16325  HERCULES AVE               25000.

     2550438   HESPERIA
     02
                                   13.99       24768.85     2
                                     241   126          61655
                                     232    14  $69,300 09/06/16
               CA      92345                 1      08/26/96

               ESTES                        50
     571546541 570  LANCASTER BOULEVARD          55000.

     2550439   MOSS BEACH
     02
                                   14.75       54908.94     2
                                     300   103         272000
                                     295    14 $320,000 12/14/21
               CA      94038                 1      12/10/96

               MENDOZA                      43
     571569864 177  WAGON WAY                    25000.

     2550440   GALT
     02
                                   16.49       24715.18     2
                                     241   112         116155
                                     230    14 $127,000 07/02/16
               CA      95632                 1      06/25/96

               HALOG                        40
     571570960 1550  LAGUNA CIR.                 25000.

     2550441   STOCKTON
     02
                                   12.49       24519.11     2
                                     181   120         106560
                                     170    14 $110,000 07/05/11
               CA      95206                 1      06/21/96

               JENKINS                      44
     571592869 365  NORTH CITRUS STREET          20000.

     2550442   ORANGE
     02
                                   15.99       19928.05     2
                                     240   101         163704
                                     231    14 $182,500 08/28/16
               CA      92668                 1      08/17/96

               MASON                        37
     571594059 4314  BONILLO DRIVE               26000.

     2550443   SAN DIEGO
     02
                                   12.99       24729.47     2
                                     181   110         119325
                                     172    14 $132,602 09/17/11
               CA      92115                 1      08/22/96






               CREVISON                     39
     571642761 5205  CORY PLACE                  25000.
     2550444   LAS VEGAS
     02
                                   15.49       24886.62     2
                                     241   114          98414
                                     231    14 $109,000 08/01/16
               NV      89107                 1      07/22/96

               HERRMANN                     44
     571654539 43565  CORTE LOGRONO              20000.

     2550445   TEMECULA
     02
                                   14.75       19709.93     2
                                     181   114         115886
                                     171    14 $120,000 08/01/11
               CA      92592                 1      07/15/96

               FICK                         42
     571656823 8812  CHISHOLM DRIVE              10000.

     2550446   BAKERSFIELD
     02
                                   10.99        9701.59     2
                                     181   108          91406
                                     177    14  $94,000 02/21/12
               CA      93312                 1      01/23/97

               MOSES                        47
     5716621311 15431  VASSAR STREET             25000.

     2550447   WESTMINSTER
     02
                                   13.75       24960.48     2
                                     302   106         251451
                                     296    14 $261,250 01/15/22
               CA      92683                 1      11/25/96

               MILES                        43
     571678891 2237  STILLCREEK COURT            46500.

     2550448   MARTINEZ
     02
                                   12.25       46362.24     2
                                     241   124         142258
                                     237    14 $153,000 02/15/17
               CA      94553                 1      01/24/97

               MONTGOMERY                   42
     571694538 246  GRANT STREET                 40000.

     2550449   REDLANDS
     02
                                   13.25       39014.44     2
                                     121   124         139471
                                     116    14 $145,000 01/10/07
               CA      92373                 1      12/13/96

               ISAACS                       42
     571748361 227  PERKINS AVENUE               30000.

     2550450   VALLEJO
     02
                                   14.99       29754.90     2
                                     181   121         123000
                                     173    14 $127,000 10/17/11
               CA      94590                 1      09/20/96

               TANG                         49
     571795600 7041  VIA SERENA                  75000.

     2550451   SAN JOSE
     02
                                   13.25       74673.14     2
                                     241   109         213111
                                     236    14 $266,000 01/15/17
               CA      95139                 1      12/04/96

               WILLIS                       45
     571886172 16803  37TH AVENUE SOUTH          10000.

     2550452   SEATTLE
     02
                                   17.99        9965.13     2
                                     241   111          96733
                                     235    14  $97,000 12/02/16
               WA      98188                 1      11/23/96






               ANDERSON                     47
     571913906 25667  LETICIA DRIVE              33500.
     2550453   VALENCIA
     02
                                   15.25       33395.57     2
                                     301   125         165155
                                     290    14 $159,000 07/01/21
               CA      91355                 1      06/11/96

               ROBLES                       45
     571965324 3012  N. BAKER STREET             43000.

     2550454   BAKERSFIELD
     02
                                   16.99       42875.84     2
                                     241   113          75548
                                     233    14 $105,000 10/04/16
               CA      93305                 1      09/18/96

               ROARK                        44
     571967771 9336  EMERARLD VISTA DRIVE        56400.

     2550455   ELK GROVE
     02
                                   13.75       55810.89     2
                                     180   125         119064
                                     175    14 $141,000 12/10/11
               CA      95624                 1      12/04/96

               LACY                         40
     571988190 6504  HOMAN COURT                 50000.

     2550456   CHINO
     02
                                   14.75       49601.36     2
                                     241   112         172063
                                     230    14 $198,332 07/19/16
               CA      91710                 1      06/25/96

               CHAVEZ                       42
     571990593 3243  WEST 139TH STREET           20000.

     2550457   HAWTHORNE
     02
                                   14.25       19902.19     2
                                     182    90         132766
                                     177    14 $170,000 02/20/12
               CA      90250                 1      12/20/96

               Esparza                      40
     572061656 3229  WEST RIALTO AVENUE          30000.

     2550458   FRESNO
     02
                                   13.99       29845.55     2
                                     241   110          87986
                                     232    14 $108,120 09/17/16
               CA      93722                 1      08/21/96

               ROBERTSON JR.                45
     572065365 2635  ANNANDALE                   75000.

     2550459   TUSTIN
     02
                                   14.50       74366.29     2
                                     240   102         329380
                                     231    14 $400,000 08/15/16
               CA      92680                 1      08/07/96

               IVERSON                      41
     572175453 2898  HACIENDA DRIVE              28500.

     2550460   DUARTE
     02
                                   14.99       28454.29     2
                                     301   116         157636
                                     292    14 $161,500 09/06/21
               CA      91010                 1      08/24/96

               CARTER                       36
     572254699 20653  MESA OAK DRIVE             35875.

     2550461   RIVERSIDE
     02
                                   13.25       35260.46     2
                                     181   126         134002
                                     171    14 $135,900 08/12/11
               CA      92508                 1      07/19/96






               TANNER                       13
     5723      35  CARNATION                     30000.
     2550462   RANCHO SANTA MARGARITA
     02
                                   14.25       29932.40     2
                                     241   117         167787
                                     237    14 $170,000 02/20/17
               CA      92688                 1      01/30/97

               FIERRO                       42
     572336709 7761  CARDIFF PLACE               30000.

     2550464   RANCHO CUCAMONGA
     02
                                   13.99       29859.81     2
                                     301   123         135327
                                     293    14 $135,327 10/11/21
               CA      91730                 1      09/11/96

               GOUGH                        30
     572350972 1753  VENTURA WAY                 31000.

     2550465   SUISUN CITY
     02
                                   13.99       30766.47     2
                                     300   126         140433
                                     293    14 $137,000 10/16/21
               CA      94585                 1      10/08/96

               ROMO                         46
     572351601 6654  FAIRWAY LANE                75000.

     2550466   HIGHLAND
     02
                                   13.75       73521.61     2
                                     181   123         246046
                                     170    14 $262,000 07/01/11
               CA      92346                 1      06/13/96

               DAY                          23
     5724      2364  ALHAMBRA STREET             62000.

     2550469   NORCO
     02
                                   13.25       61946.95     2
                                     301   121         191952
                                     298    14 $210,000 03/12/22
               CA      91760                 1      02/03/97

               MARTIN                       42
     572414780 4514  NE 141ST COURT              75000.

     2550470   VANCOUVER
     02
                                   13.99       74324.00     2
                                     241   111         101315
                                     230    14 $160,000 07/19/16
               WA      98682                 1      06/22/96

               NEUMANN                      36
     572451907 14400  LA CRESCENTA AVENUE        40000.

     2550471   VICTORVILLE
     02
                                   14.99       39518.10     2
                                     181   120         100554
                                     173    14 $118,000 10/01/11
               CA      92392                 1      09/23/96

               OJEDA                        38
     572589513 13562  HERRON STREET              25000.

     2550472   SYLMAR
     02
                                   10.99       24719.70     2
                                     180    78         121982
                                     175    14 $190,000 12/20/11
               CA      91342                 1      12/05/96

               EKSTROM                      12
     5726      8331  EAST PLAZA AVENUE           47000.

     2550474   SCOTTSDALE
     02
                                   13.99       46922.33     2
                                     182   112         106226
                                     179    14 $138,000 04/03/12
               AZ      85250                 1      02/07/97






               STACEY                       30
     572633410 46051  PALOMINO ROAD              25000.
     2550475   AGUANGA
     02
                                   13.99       24403.72     2
                                     301   103          88000
                                     292    14 $110,000 09/06/21
               CA      92536                 1      08/22/96

               JOHNSON                      45
     572642971 17540  LA SIERRA AVENUE           60000.

     2550476   RIVERSIDE
     02
                                   13.75       59586.97     2
                                     181    98         248245
                                     176    14 $315,000 01/18/12
               CA      92503                 1      12/27/96

               BOWLER                       45
     5726455281 370  SOUTH MOHLER DRIVE          50000.

     2550477   ANAHEIM
     02
                                   14.25       49832.72     3
                                     300    73         215208
                                     291    14 $480,000 08/15/21
               CA      92808                 1      08/02/96

               MEARS                        41
     572680976 3666  HARVARD DRIVE               17500.

     2550479   OCEANSIDE
     02
                                   13.99       17321.35     2
                                     181   111          70961
                                     174    14  $80,000 11/01/11
               CA      92056                 1      10/10/96

               CARLSON                      33
     572688306 1224  RED OAK COURT               50000.

     2550480   VACAVILLE
     02
                                   14.75       49822.71     2
                                     241    92         273000
                                     235    14 $352,906 12/03/16
               CA      95687                 1      11/23/96

               ROMO                         23
     5727      25016  GRANVILLE STREET           27250.

     2550481   MORENO VALLEY
     02
                                   13.99       27229.62     2
                                     301   125         121960
                                     298    14 $120,000 03/28/22
               CA      92551                 1      02/12/97

               MURILLO                      39
     572721947 723  TRESSY AVENUE                25000.

     2550482   GLENDORA
     02
                                   12.99       24571.57     3
                                     180   127         127412
                                     171    14 $140,000 08/15/11
               CA      91740                 1      08/02/96

               NEGLEY                       34
     572725006 7597  EL TERRAZA DRIVE            25000.

     2550483   SACRAMENTO
     02
                                   10.99       24776.79     2
                                     182    98         106000
                                     176    14 $135,000 01/16/12
               CA      95828                 1      11/27/96

               GARCIA                       43
     572753676 15412  FAYSMITH AVENUE            25000.

     2550484   GARDENA
     02
                                   12.99       24650.24     2
                                     241    76         140719
                                     230    14 $220,000 07/09/16
               CA      90249                 1      06/13/96






               JOHNSON                      19
     1014      4522  VIA LA PAZ                  35000.
     2550486   UNION CITY
     02
                                   14.25       34894.24     2
                                     241   125         102222
                                     236    14 $110,000 01/20/17
               CA      94587                 1      12/06/96

               TORRES JR.                   51
     572812098 1717  CAYUGA AVENUE               73400.

     2550487   SAN FRANCISCO
     02
                                   14.75       72416.11     2
                                     242   120         223000
                                     232    14 $247,000 09/10/16
               CA      94112                 1      07/31/96

               LITTLE                       46
     572847060 1060  SAN BERNARDINO AVENUE       64000.

     2550488   POMONA
     02
                                   14.75       62960.66     2
                                     301   124         104593
                                     291    14 $137,000 08/27/21
               CA      91767                 1      07/26/96

               MAGANA                       22
     572874838 6404  SANGARA STREET              18500.

     2550489   BAKERSFIELD
     02
                                   15.99       18344.44     2
                                     182   116          90035
                                     174    14  $93,921 11/20/11
               CA      93307                 1      09/24/96

               KELLER                       43
     572963988 29887  BUENA TIERRA               29600.

     2550490   SUN CITY
     02
                                   15.99       29511.83     2
                                     240   125         107816
                                     231    14 $110,000 08/28/16
               CA      92586                 1      08/02/96

               DIAZ                         38
     572965517 12741  DESERT BLOOM WAY           39700.

     2550491   VICTORVILLE
     02
                                   14.75       39588.07     2
                                     241   125         116457
                                     236    14 $125,000 01/15/17
               CA      92392                 1      12/05/96

               PULE                         45
     572965708 28712  AVENIDA DEL CABALLO        30000.

     2550492   LAGUNA NIGUEL
     02
                                   13.25       29664.74     2
                                     180   103         227000
                                     175    14 $250,000 12/24/11
               CA      92677                 1      12/02/96

               MCBEE                        47
     572986354 1410  WEST KIOWA STREET           50000.

     2550494   COLORADO SPRINGS
     02
                                   15.75       49821.52     2
                                     302   116          81918
                                     297    14 $113,900 02/02/22
               CO      80904                 1      12/19/96

               MAYFIELD                     37
     573022294 8577  58TH STREET                 39900.

     2550496   RIVERSIDE
     02
                                   13.99       39135.74     2
                                     181   113         104055
                                     173    14 $127,851 10/11/11
               CA      92509                 1      09/24/96






               CARRISOSA                    45
     573029315 27633  ONYX LANE                  28350.
     2550497   CASTAIC
     02
                                   13.75       28293.64     2
                                     300   119         120206
                                     295    14 $125,000 12/18/21
               CA      91384                 1      12/04/96

               GEORGE                       40
     573048055 10087  GLENBROOK STREET           25000.

     2550498   RIVERSIDE
     02
                                   11.99       24475.87     2
                                     180   128         102220
                                     170    14 $100,000 07/24/11
               CA      92503                 1      07/02/96

               SMITH                        29
     573060642 1007  WHISTLE STOP DRIVE          36000.

     2550499   COLTON
     02
                                   13.99       35782.63     2
                                     301   113          85969
                                     292    14 $108,000 09/06/21
               CA      92324                 1      08/24/96

               KIMBELL                      18
     5731      105-47  FLATLANDS 2ND ST.         27000.

     2550500   BROOKLYN
     02
                                   14.99       26701.82     2
                                     120   106         226430
                                     117    15 $240,000 02/10/07
               NY      11236                 1      02/05/97

               LARSEN                       32
     573194859 328  QUINTERO CIRCLE              35589.

     2550501   SALINAS
     02
                                   15.99       35487.64     2
                                     300   125         129000
                                     295    14 $132,000 12/08/21
               CA      93906                 1      12/03/96

               HERSH                         9
     573195626 37443  N. SUMAC AVENUE            25000.

     2550502   PALMDALE
     02
                                   12.99       24647.77     2
                                     241   121          82500
                                     232    14  $89,000 09/06/16
               CA      93550                 1      08/14/96

               STRONG                       26
     573219836 2500  NORTH DEERPARK DRIVE        34200.

     2550503   FULLERTON
     02
                                   11.99       33421.28     2
                                     241   116         195989
                                     233    14 $199,027 10/07/16
               CA      92635                 1      09/27/96

               WALSH                        37
     573239161 3337  CANARY PLACE                30000.

     2550504   SANTA ROSA
     02
                                   13.75       29940.40     2
                                     302   109         132283
                                     296    14 $149,500 01/03/22
               CA      95404                 1      11/27/96

               BARKER                       29
     573311792 116  NORTH PECK ROAD              19000.

     2550506   SANTA PAULA
     02
                                   14.50       18886.34     2
                                     241    74          72766
                                     234    14 $125,000 11/25/16
               CA      93060                 1      10/25/96






               VAN DIEMEN                   41
     573357288 2816  WOODMONT CIRCLE             42000.
     2550507   MODESTO
     02
                                   12.50       41879.72     2
                                     241   117         138152
                                     237    14 $155,250 02/28/17
               CA      95355                 1      01/23/97

               JEAL                         39
     573379624 6242  CITRINE STREET              34500.

     2550508   RANCHO CUCAMONGA
     02
                                   14.99       34434.02     2
                                     301   125         163000
                                     292    14 $158,080 09/11/21
               CA      91701                 1      08/26/96

               FIOLA                        38
     573391912 6040  CAPE COD LANE UNIT #52      12000.

     2550509   YORBA LINDA
     02
                                   13.75       11917.39     2
                                     182    99         122376
                                     176    04 $136,000 01/15/12
               CA      92686                 1      11/14/96

               WHITE                        44
     573471264 10221  BELL GARDEN DRIVE #7       20000.

     2550510   SANTEE
     02
                                   16.99       19948.27     2
                                     302    99          69383
                                     294    04  $90,541 11/01/21
               CA      92071                 1      09/13/96

               MOTEAREFI                    39
     573517819 15829  FRACISQUITO AVENUE #1      16000.

     2550511   VALINDA
     02
                                   11.99       15902.85     2
                                     181    94          77933
                                     177    14 $100,000 02/21/12
               CA      91744                 1      01/16/97

               VOELKEL                      41
     573539941 37744  GRANT COURT                19000.

     2550512   PALMDALE
     02
                                   14.25       18851.18     2
                                     240   110         107198
                                     230    14 $115,000 07/23/16
               CA      93552                 1      07/10/96

               JORDAN                       44
     573554907 1612  PAMO ROAD                   30000.

     2550513   RAMONA
     02
                                   12.99       29814.92     2
                                     240   122         102910
                                     233    14 $109,200 10/24/16
               CA      92065                 1      10/18/96

               SCHULZE                      45
     573557869 30031  WESTLAKE DRIVE             32000.

     2550514   MENIFEE
     02
                                   11.99       31774.84     2
                                     241   122         107967
                                     233    14 $115,000 10/16/16
               CA      92584                 1      09/25/96

               HESTER                       39
     573589544 1024  NE 75TH AVENUE              47000.

     2550515   PORTLAND
     02
                                   14.99       46564.31     2
                                     180   109          76048
                                     174    14 $113,000 11/20/11
               OR      97213                 1      11/12/96






               WILSON                       36
     573594139 22520  SOUTHWALK STREET           30000.
     2550516   MORENO VALLEY
     02
                                   13.25       29811.26     2
                                     241   110         128383
                                     234    14 $144,000 11/22/16
               CA      92553                 1      10/17/96

               WRIGHT                       53
     573594312 7879  PINERIDGE COURT             47000.

     2550517   RIVERSIDE
     02
                                   14.25       46199.74     2
                                     181   111         134537
                                     171    14 $165,000 08/02/11
               CA      92509                 1      07/19/96

               MATTHEWS                     47
     573610027 3135  MACHADO                     67000.

     2550518   SANTA CLARA
     02
                                   14.25       66926.66     2
                                     301   112         183412
                                     297    14 $225,000 02/18/22
               CA      95051                 1      01/09/97

               SCHARDT                      51
     573663439 261  LIGHTHOUSE WAY               62500.

     2550520   VACAVILLE
     02
                                   14.75       62091.04     2
                                     241   123         193997
                                     231    14 $210,000 08/07/16
               CA      95688                 1      07/18/96

               FROSLIE                      28
     573718582 5409  ASH COURT                   65800.

     2550521   LOOMIS
     02
                                   14.99       65627.26     2
                                     301   126         126701
                                     293    14 $154,000 10/11/21
               CA      95650                 1      09/28/96

               CARNEY                       40
     573723220 1679  WOODBEND DRIVE              42000.

     2550522   CLAREMONT
     02
                                   16.00       41886.51     2
                                     301   113         177699
                                     296    14 $195,000 01/01/22
               CA      91711                 1      12/12/96

               NUNEZ                        43
     573725839 4698  SWEETBRIAR COURT            75000.

     2550523   SANTA MARIA
     02
                                   13.75       74881.48     2
                                     301   116         122821
                                     296    14 $172,000 01/20/22
               CA      93455                 1      12/27/96

               WOODS                        37
     573741482 6421  SOUTH VAN NESS AVENUE       36000.

     2550524   LOS ANGELES
     02
                                   14.25       35838.05     2
                                     302   123         111206
                                     297    14 $120,000 02/02/22
               CA      90047                 1      12/27/96

               FISHER                       50
     573763812 1955  HENDERSON LANE              75000.

     2550525   OCEANO
     02
                                   15.25       74853.09     2
                                     241   125         142327
                                     237    14 $175,000 02/15/17
               CA      93445                 1      01/09/97






               BOYD                         21
     5738      5521  REITER AVENUE               42000.
     2550526   LAS VEGAS
     02
                                   13.99       41901.87     2
                                     240   115          89182
                                     237    14 $115,000 02/16/17
               NV      89108                 1      02/01/97

               LYNN                         46
     573822069 21431  BOWSPRIT LANE              23000.

     2550527   HUNTINGTON BEACH
     02
                                   13.25       22791.23     2
                                     181    90         209130
                                     176    14 $260,000 01/05/12
               CA      92646                 1      12/09/96

               HUEBNER                      34
     573825647 245  BROADWAY STREET              25000.

     2550528   LAKE ELSINORE
     02
                                   14.25       24808.69     2
                                     121   118         115257
                                     117    14 $119,000 02/28/07
               CA      92530                 1      01/22/97

               SANTOS                       45
     573905466 2549  OLIVER DRIVE                39900.

     2550529   HAYWARD
     02
                                   13.25       39828.42     2
                                     301   113          83967
                                     296    14 $110,000 01/20/22
               CA      94545                 1      12/20/96

               GONZALES                     45
     573907362 2184  EDGEBROOK PLACE             25000.

     2550530   HAYWARD
     02
                                   17.99       24977.49     2
                                     300    79         194015
                                     295    14 $279,000 12/23/21
               CA      94541                 1      12/16/96

               COX                          43
     573920800 13292  ILLINOIS STREET            40000.

     2550531   WESTMINSTER
     02
                                   13.25       39948.37     2
                                     301   122         187500
                                     297    14 $187,500 02/20/22
               CA      92683                 1      01/14/97

               MCLEAN                       49
     573920955 10016  BASELINE ROAD              21000.

     2550532   ALTA LOMA
     02
                                   16.99       20940.16     2
                                     301   117         107000
                                     293    14 $110,000 10/23/21
               CA      91701                 1      09/05/96

               BAAL                          7
     573968072 32050  GRUWELL STREET             40000.

     2550533   WILDOMAR
     02
                                   14.75       39848.77     3
                                     301   111         143797
                                     290    14 $175,000 07/01/21
               CA      92595                 1      06/24/96

               HILDERSCHEID                 22
     5740      1969  WEENAP DRIVE                41000.

     2550534   LAS VEGAS
     02
                                   13.99       40903.76     2
                                     240   125         102406
                                     237    14 $114,900 02/27/17
               NV      89108                 1      02/04/97






               DENNIS                       34
     574343547 1361  EAST 15TH STREET            50000.
     2550535   UPLAND
     02
                                   14.25       49649.69     2
                                     241   124         159686
                                     231    14 $170,000 08/07/16
               CA      91786                 1      07/24/96

               Pierce                       15
     5748      6142  ALDERLEY STREET             30000.

     2550536   SAN DIEGO
     02
                                   13.99       29849.55     2
                                     180   126         119179
                                     177    14 $119,179 02/15/12
               CA      92114                 1      02/01/97

               VASQUEZ                      21
     5749      5012  FERNWOOD COURT              40000.

     2550537   OAKLEY
     02
                                   12.99       39825.17     2
                                     181   125         124000
                                     178    14 $132,000 03/15/12
               CA      94561                 1      02/03/97

               ALJUMAILY                    22
     5750      15451  E. LOYOLA PLACE            70000.

     2550538   AURORA
     02
                                   12.99       69937.24     2
                                     301   125         132548
                                     298    14 $162,600 03/15/22
               CO      80013                 1      02/04/97

               MANAVAHETAU                  42
     575042624 2221  HARRIS AVENUE               25000.

     2550539   SACRAMENTO
     02
                                   13.25       24484.04     2
                                     121    72          35528
                                     115    14  $85,000 12/15/06
               CA      95838                 1      11/20/96

               JONES                        24
     5752      1314  PEACHTREE COURT             78600.

     2550541   BOWIE
     02
                                   15.50       78501.57     2
                                     240   125         191000
                                     238    14 $217,000 03/18/17
               MD      20721                 1      03/13/97

               CHUN                         45
     575848375 19610  13TH AVENUE EAST           33000.

     2550543   SPANAWAY
     02
                                   15.99       32974.30     2
                                     300   119         124000
                                     295    14 $132,000 12/16/21
               WA      98387                 1      12/05/96

               BRASIER                      22
     5759      589  EAST FRANCIS DRIVE           25000.

     2550544   PALM SPRINGS
     02
                                   11.99       24923.31     2
                                     241   144          55542
                                     238    14  $56,000 03/05/17
               CA      92262                 1      02/04/97

               MAGSANIDE                    40
     575947441 924  E. VISTA DEL GAVIOTA AVE.    65000.

     2550545   ORANGE
     02
                                   13.25       64887.54     2
                                     301   119         171177
                                     296    14 $200,000 01/25/22
               CA      92665                 1      12/06/96






               WHETNALL                     22
     5761      881  CENTERVILLE ROAD             50000.
     2550546   LEBANON
     02
                                   13.99       49833.81     2
                                     181    98         215000
                                     178    14 $271,500 03/19/12
               TN      37087                 1      02/03/97

               GUERRERO                     47
     5764635221 3137  MESSINGER DRIVE            59000.

     2550549   MARINA
     02
                                   13.75       58852.74     2
                                     300   122         186850
                                     295    14 $202,000 12/25/21
               CA      93933                 1      12/05/96

               HINE                         38
     576746963 14427  59TH PLACE WEST            22000.

     2550550   EDMONDS
     02
                                   11.99       21691.33     2
                                     180   114         125012
                                     173    14 $130,000 10/22/11
               WA      98026                 1      10/12/96

               BURKE                        44
     576861794 2448  OLIVE AVENUE                43500.

     2550551   LA CRESENTA
     02
                                   13.75       43448.74     2
                                     300   104         150585
                                     296    14 $186,750 01/28/22
               CA      91214                 1      01/23/97

               MIRANDA                      26
     576868049 6967  TROUBADOR DRIVE             31500.

     2550552   LAS VEGAS
     02
                                   15.25       30656.47     2
                                     180   125         118145
                                     171    14 $120,000 08/23/11
               NV      89119                 1      08/06/96

               LOOMIS                       17
     5770      722  POND NECK ROAD               70000.

     2550553   EARLEVILLE
     02
                                   13.25       69940.13     2
                                     300    98         124169
                                     298    14 $200,000 03/24/22
               MD      21919                 1      03/18/97

               DE PAUL                      28
     5774      2459  TREVINO WAY                 69000.

     2550554   FAIRFIELD
     02
                                   13.50       68248.86     2
                                     121   121         194313
                                     118    14 $218,750 03/15/07
               CA      94533                 1      02/06/97

               PICANO                       32
     5781      15881  BROAD OAKS ROAD            52000.

     2550555   EL CAJON
     02
                                   13.25       51977.88     2
                                     302   111         308750
                                     299    14 $325,000 04/16/22
               CA      92021                 1      02/15/97

               ANGEL                        20
     5785      2970  S. GREENVILLE ST. E.        30000.

     2550556   SANTA ANA
     02
                                   12.99       29834.33     2
                                     182   100         126790
                                     178    04 $157,000 03/05/12
               CA      92704                 1      01/29/97






               HILL                         38
     578849277 3642  WOOD CREEK DRIVE            36000.
     2550557   SUITLAND
     02
                                   16.50       35929.73     2
                                     301   113         108000
                                     292    14 $127,500 09/01/21
               MD      20746                 1      08/23/96

               VICARIO                      20
     5796      185  WILSON AVE                   46000.

     2550558   WESTBURY
     02
                                   12.99       45428.02     2
                                     120   111         153503
                                     117    14 $180,000 02/11/07
               NY      11590                 1      02/06/97

               HAKIM MUHAMMAD               44
     579620127 4725  8TH STREET NW               13500.

     2550559   WASHINGTON
     02
                                   17.00       13397.31     2
                                     180   112         105409
                                     174    14 $107,000 11/08/11
               DC      20011                 1      11/04/96

               ELAM                         23
     5799      492  EAST SCOTT STREET            50000.

     2550560   RIALTO
     02
                                   14.50       49927.90     2
                                     242   122         101583
                                     238    14 $125,000 03/15/17
               CA      92376                 1      01/31/97

               DAVIS                        22
     5803      1164  LAS LOMAS DRIVE #C          25000.

     2550561   LA HABRA
     02
                                   14.00       24715.81     2
                                     181    97          99154
                                     178    04 $129,000 03/10/12
               CA      90631                 1      02/11/97

               JACKSON                      14
     5813      635  TAMARACK LANE                30000.

     2550562   LEMOORE
     02
                                   15.25       29867.01     2
                                     180   113         115734
                                     177    14 $130,000 02/23/12
               CA      93245                 1      02/01/97

               MUHR                         39
     582065064 13234  CHUKAR COURT               27500.

     2550563   CHINO
     02
                                   14.25       27178.65     2
                                     181   110         170287
                                     173    14 $180,000 10/10/11
               CA      91710                 1      09/25/96

               LEON                         25
     582119239 8808  DOVE DRIVE                  40500.

     2550564   BEL ALTON
     02
                                   17.50       38785.62     2
                                     301   113         127885
                                     292    14 $150,000 09/01/21
               MD      20611                 1      08/26/96

               PHELPS                       16
     5824      11852  VILLA HERMOSA              35000.

     2550565   MORENO VALLEY
     02
                                   13.25       34759.48     2
                                     181   118         104983
                                     177    14 $119,000 02/28/12
               CA      92557                 1      01/29/97






               KOPPISCH                     44
     583094781 1924  BRIDGEPORT WAY WEST         50000.
     2550566   TACOMA
     02
                                   16.99       49934.15     2
                                     300   115         107000
                                     294    14 $137,000 11/26/21
               WA      98466                 1      11/20/96

               BAINES                       22
     5831      230  SYCAMORE RIDGE ROAD          34000.

     2550567   LAUREL
     02
                                   16.00       33907.33     2
                                     180   125         147628
                                     178    14 $145,660 03/21/12
               MD      20724                 1      03/17/97

               PABON                        41
     583106445 21054  GROUPER DRIVE              20000.

     2550568   MIAMI
     02
                                   13.99       19599.64     2
                                     181   109          78000
                                     172    14  $90,000 09/03/11
               FL      33189                 1      08/01/96

               POMALES                      44
     583116623 412  WOODPARK WAY                 25000.

     2550569   OCEANSIDE
     02
                                   14.25       24963.91     2
                                     301    93         110825
                                     297    04 $147,450 02/02/22
               CA      92054                 1      01/13/97

               DE LEON                      39
     583765265 26244  KING EDWARDS DRIVE         50000.

     2550570   LOMA LINDA
     02
                                   14.25       47660.24     2
                                      60   117         196144
                                      55    14 $212,000 12/15/01
               CA      92354                 1      12/05/96

               ROWELL                       49
     585155736 818  CIENEGA DRIVE                30000.

     2550571   FULLERTON
     02
                                   13.75       29952.59     2
                                     302   108         226430
                                     296    14 $239,000 01/15/22
               CA      92835                 1      11/25/96

               CRISTOBAL                    39
     585187133 3121  NORTH BERKELEY AVENUE       30000.

     2550572   TURLOCK
     02
                                   15.00       29817.09     2
                                     181   112         108931
                                     176    14 $125,000 01/22/12
               CA      95382                 1      12/18/96

               MARTIN                       31
     585309627 72  HUNTFIELD DRIVE               35000.

     2550573   HENDERSON
     02
                                   13.75       33290.77     2
                                     121   122         122938
                                     110    14 $130,000 07/12/06
               NV      89014                 1      06/21/96

               GARCIA                       37
     5853324071 6348  MOUNT WELLINGTON COURT     41275.

     2550574   ALTA LOMA
     02
                                   14.75       41036.44     2
                                     241   126         171306
                                     232    14 $169,900 09/15/16
               CA      91737                 1      08/30/96






               VIGIL                        39
     585462221 1258  OURAY STREET                22400.
     2550576   AURORA
     02
                                   13.99       22205.99     2
                                     300   125         103819
                                     292    14 $101,000 09/18/21
               CO      80011                 1      09/13/96

               MAIURI                       24
     5855      3632  VINEYARD AVENUE             58000.

     2550577   PLEASANTON
     02
                                   14.75       57981.27     2
                                     301    98         234751
                                     299    14 $300,000 04/20/22
               CA      94566                 1      03/11/97

               GRAMMIER                     32
     585582650 1506  STRAW FLOWER LANE           65000.

     2550578   DIAMOND BAR
     02
                                   14.99       64897.06     2
                                     301   112         222276
                                     295    14 $258,750 12/20/21
               CA      91765                 1      11/26/96

               GROOVER                      22
     5857      66  PEPPERWOOD                    25000.

     2550579   LAGUNA HILLS
     02
                                   12.99       24933.00     2
                                     241   112         152273
                                     237    14 $159,350 02/22/17
               CA      92656                 1      01/22/97

               RINALDI                      45
     585708655 3509  HEARST DRIVE                40000.

     2550580   SIMI VALLEY
     02
                                   15.99       39856.08     2
                                     241   123         175125
                                     233    14 $176,000 10/18/16
               CA      93063                 1      09/14/96

               DECKER                       43
     585924687 4020  COMPASS ROSE WAY            32000.

     2550582   LAS VEGAS
     02
                                   14.25       31812.49     2
                                     300   117         105334
                                     294    14 $118,300 11/16/21
               NV      89108                 1      11/12/96

               TRINIDAD                     23
     5860      9509  EMERALD AVENUE              71000.

     2550583   FONTANA
     02
                                   14.25       70523.77     2
                                     301   125         142052
                                     298    14 $171,000 03/07/22
               CA      92335                 1      02/20/97

               CRUZ                         44
     586036806 3575  BRYAN STREET                72000.

     2550584   RENO
     02
                                   13.75       71646.26     2
                                     241   124         100333
                                     235    14 $140,000 12/05/16
               NV      89503                 1      11/22/96

               BAXTER                       13
     5862      9258  LAGUNA POINTE WAY           25000.

     2550585   ELK GROVE
     02
                                   13.99       24961.29     2
                                     241   117         112343
                                     238    14 $118,000 03/10/17
               CA      95758                 1      02/07/97






               PENIATA                      40
     586222806 3248  AGATE DRIVE                 56000.
     2550586   SANTA CLARA
     02
                                   15.75       55906.93     2
                                     300   113         167000
                                     294    14 $199,000 11/25/21
               CA      95051                 1      11/19/96

               AINSWORTH                    15
     5863      5022  GREENBERRY DRIVE            30000.

     2550587   SACRAMENTO
     02
                                   12.99       29939.21     2
                                     301    93          89689
                                     297    14 $130,000 02/15/22
               CA      95841                 1      01/30/97

               LE                           32
     586361869 44406  15TH STREET EAST #13       23000.

     2550589   LANCASTER
     02
                                   12.75       22696.69     2
                                     241    97          52600
                                     237    04  $78,000 02/15/17
               CA      93535                 1      01/02/97

               GOGUE                        28
     586640178 822  SUNNY CHAPEL ROAD            65000.

     2550590   ODENTON
     02
                                   16.50       64819.24     2
                                     302   116         180146
                                     297    14 $212,000 02/02/22
               MD      21113                 1      12/30/96

               DEGUZMAN                     44
     586684634 6458  PLAZA CUERNAVACA            75000.

     2550591   SAN DIEGO
     02
                                   14.00       74886.76     2
                                     301   105         108785
                                     296    14 $175,500 01/15/22
               CA      92114                 1      12/23/96

               YOUNG                        21
     5869      239  N. HIBBARD ST                22000.

     2550592   FOWLERVILLE
     02
                                   14.25       21831.71     2
                                     121   123          95521
                                     118    14  $96,000 03/25/07
               MI      48836                 1      02/22/97

               ELLISON                      12
     587067142 2381  RUSSELL STREET              43000.

     2550593   TRACY
     02
                                   14.99       42790.99     2
                                     241   118         175000
                                     234    14 $185,000 11/08/16
               CA      95376                 1      10/25/96

               MARINO                       24
     5872      33121  ACAPULCO DRIVE             75000.

     2550594   DANA POINT
     02
                                   12.99       74932.77     2
                                     301   108         208818
                                     298    14 $263,750 03/21/22
               CA      92629                 1      02/06/97

               DUNCAN                       35
     587364152 13605  SE 119TH DRIVE             24990.

     2550595   CLACKAMAS
     02
                                   15.99       24743.14     2
                                     181    87         113500
                                     173    14 $160,000 10/01/11
               OR      97015                 1      09/26/96






               SLAVIK                       22
     5874      6066  "C" STREET                  47000.
     2550596   CHINO
     02
                                   14.25       46965.12     2
                                     242   125         127070
                                     238    14 $140,000 03/15/17
               CA      91710                 1      01/31/97

               Hodges                       43
     587409274 1111  AND 113 WEST 60TH PLACE     24000.

     2550597   LOS ANGELES
     02
                                   11.99       23798.66     2
                                     241    89         130800
                                     232    14 $175,000 09/12/16
               CA      90044                 3      08/12/96

               WALKER                       13
     5875      25810  EAST 26TH STREET           39900.

     2550598   SAN BERNARDINO
     02
                                   13.75       39694.22     2
                                     180   121         111003
                                     177    14 $125,000 02/15/12
               CA      92404                 1      02/03/97

               CRAIG                        43
     587607424 11410  94TH AVENUE EAST           54000.

     2550599   PUYALLUP
     02
                                   15.99       53860.58     2
                                     300   122         118000
                                     295    14 $142,000 12/15/21
               WA      98373                 1      12/04/96

               RONIAN III                   23
     5877      39314  BEACON LANE                40000.

     2550600   PALMDALE
     02
                                   13.50       39933.73     2
                                     241   123         155863
                                     238    14 $160,000 03/28/17
               CA      93551                 1      02/03/97

               SMITH                        37
     587809730 156  EAST 34TH STREET             25000.

     2550601   SAN BERNARDINO
     02
                                   14.99       24891.86     2
                                     240   114         142082
                                     233    14 $146,950 10/22/16
               CA      92404                 1      10/10/96

               THOMSEN                      22
     5888      1715  TRADEWINDS LANE             75000.

     2550602   NEWPORT BEACH
     02
                                   13.50       74738.56     2
                                     181   109         384369
                                     178    14 $425,000 03/02/12
               CA      92660                 1      02/01/97

               KOEGEL                       18
     5889      21714  MARJORIE AVENUE            54000.

     2550603   TORRANCE
     02
                                   12.99       53925.86     2
                                     302    96         236545
                                     298    14 $304,000 03/15/22
               CA      90503                 1      01/31/97

               DAVIS                        31
     589206289 502  CHERRY STREET                20000.

     2550604   BELMONT
     02
                                   15.99       19539.84     2
                                     301   118          65597
                                     294    14  $73,000 11/01/21
               NC      28012                 1      10/02/96






               CERVANTES                    23
     5894      13916  OLIVE STREET               40000.
     2550606   BALDWIN PARK
     02
                                   12.25       39938.28     2
                                     301   123         135716
                                     298    14 $143,000 03/15/22
               CA      91706                 1      02/11/97

               STEPHENS                     16
     5900      3520  EAST MICHELLE STREET        29990.

     2550607   IDAHO FALLS
     02
                                   12.99       29909.60     2
                                     240   107          39155
                                     237    14  $65,000 02/27/17
               ID      83401                 1      02/03/97

               BRINKERHOFF                  19
     5909      11528  BIG FOUR WAY               60000.

     2550608   GOLD RIVER
     02
                                   12.25       59643.89     2
                                     180   122         205000
                                     177    14 $219,000 02/18/12
               CA      95670                 1      02/01/97

               THOMPSON                     44
     590926085 8402  81ST WAY                    20000.

     2550609   SEMINOLE
     02
                                   16.75       19422.70     2
                                     121   121          75358
                                     112    14  $79,000 09/01/06
               FL      34647                 1      08/05/96

               PRAINITO                     43
     591052407 1044  GOLDENROD STREET            32000.

     2550610   ESCONDIDO
     02
                                   14.25       31820.94     2
                                     240   118          99293
                                     234    14 $111,500 11/21/16
               CA      92027                 1      11/07/96

               IYER                         48
     591387368 34  LA COSTA COURT                50000.

     2550611   LAGUNA BEACH
     02
                                   14.25       49502.19     2
                                     181   116         163963
                                     176    14 $185,000 01/28/12
               CA      92651                 1      12/13/96

               CARDANY                      24
     5914      4280  DEBORAH COURT               75000.

     2550612   MOUNT AIRY
     02
                                   14.25       74919.33     2
                                     300   107         261000
                                     297    14 $315,000 02/26/22
               MD      21771                 1      02/21/97

               PROVENZANO                   41
     592011132 2818  CURRY VILLAGE LANE          25000.

     2550613   ORLANDO
     02
                                   14.99       24562.42     2
                                     181   124          55000
                                     172    14  $65,000 09/18/11
               FL      32822                 1      08/26/96

               AGUIRRE                      44
     592186593 1710  104TH AVENUE                20000.

     2550614   OAKLAND
     02
                                   13.99       19651.52     3
                                     181   129          93784
                                     170    14  $96,500 07/22/11
               CA      94603                 1      06/07/96






               TAPIA                        36
     592465042 2614  GLENRIO DRIVE               30000.
     2550615   SAN JOSE
     02
                                   13.75       29775.06     2
                                     240   114         181000
                                     231    14 $185,500 08/14/16
               CA      95121                 1      08/06/96

               MILLER                       22
     5928      2486  82ND AVENUE                 40000.

     2550616   OAKLAND
     02
                                   14.99       39946.16     2
                                     241   116         110291
                                     238    14 $130,000 03/21/17
               CA      94605                 1      02/06/97

               ARANGO                       45
     592980359 1901  BRICKELL AVE. #B1506        25000.

     2550617   MIAMI
     02
                                   13.99       24882.56     2
                                     241    87         110875
                                     233    04 $157,000 10/18/16
               FL      33129                 1      09/11/96

               KOPENSKI                     27
     593168075 1772  GULFSTREAM AVENUE #D-3      15000.

     2550618   FORT PIERCE
     02
                                   14.99       14860.93     2
                                     181    90          39000
                                     173    14  $60,000 10/17/11
               FL      34949                 1      09/19/96

               TAMSE                        45
     593288517 5717  FLORA AVENUE                18000.

     2550619   HOLIDAY
     02
                                   15.99       17755.21     2
                                     181   125          51805
                                     172    14  $56,000 09/03/11
               FL      34690                 1      08/20/96

               REME                         42
     593524259 1189  N.E. 158TH STREET           25000.

     2550620   NORTH MIAMI BEACH
     02
                                   15.99       24684.55     2
                                     301   115          67000
                                     292    14  $80,000 09/25/21
               FL      33162                 1      08/16/96

               HAMMONS                      14
     5936      2318  WINDSOR DRIVE               27000.

     2550621   CALDWELL
     02
                                   13.99       26526.23     2
                                     121   115          87978
                                     118    14 $100,500 03/15/07
               ID      83605                 1      02/06/97

               RANDEL                       10
     5941      4243  GREENWOOD STREET            42500.

     2550623   NEWBURY PARK
     02
                                   12.99       42424.48     2
                                     242   109         174675
                                     238    14 $200,000 03/02/17
               CA      91320                 1      01/25/97

               TILLETT                      22
     5948      5590  MORAN AVENUE                41000.

     2550624   MERCED
     02
                                   13.99       40904.21     2
                                     240   111         152000
                                     237    14 $175,000 02/20/17
               CA      95340                 1      02/06/97






               BLACK                        45
     595053367 2625  7TH AVENUE NORTH            18500.
     2550625   ST. PETERSBURG
     02
                                   13.99       18284.55     2
                                     241    95          42883
                                     233    14  $65,000 10/25/16
               FL      33713                 1      09/24/96

               BENNETT                      18
     5951      1539  ENCHANTMENT AVENUE          50000.

     2550626   VISTA
     02
                                   14.99       49928.60     2
                                     301   123         163527
                                     298    14 $175,000 03/20/22
               CA      92083                 1      02/11/97

               BURMAN                       39
     595143282 9703  SOUTH MARSHALL AVENUE       25000.

     2550627   MARSHALL
     02
                                   17.99       24972.78     2
                                     300    99          83000
                                     294    14 $110,000 11/27/21
               WA      99020                 1      11/22/96

               HAWK                         23
     5969      6216  EAST CARITA STREET          38000.

     2550628   LONG BEACH
     02
                                   13.75       37804.94     2
                                     181   114         143152
                                     178    14 $160,000 03/01/12
               CA      90808                 1      02/07/97

               WILSON                       20
     5972      872  DEBORAH STREET               75000.

     2550629   UPLAND
     02
                                   12.99       74898.58     2
                                     300   120         187315
                                     297    14 $219,000 02/20/22
               CA      91784                 1      02/05/97

               SAMMAK                       23
     5975      12940  CALLE DE LAS ROSAS         68000.

     2550630   SAN DIEGO
     02
                                   14.25       67926.86     2
                                     301   115         149439
                                     298    14 $190,000 03/05/22
               CA      92129                 1      02/07/97

               MILLER                       20
     5980      2404  E. QUEENS STREET            38000.

     2550631   BROKEN ARROW
     02
                                   13.99       37873.68     2
                                     182   119          44861
                                     178    14  $70,000 03/04/12
               OK      74014                 1      01/30/97

               EMERSON                      21
     5983      15726  BIRWOOD                    54500.

     2550632   BEVERLY HILLS
     02
                                   15.25       53937.50     2
                                     240   125         100361
                                     237    14 $124,000 02/28/17
               MI      48025                 1      02/11/97

               BRANDTS                      20
     5990      4055  ROSEBAY STREET              26200.

     2550633   CHINO HILLS
     02
                                   13.75       25897.18     2
                                     181    98         119601
                                     177    14 $150,000 02/18/12
               CA      91709                 1      01/31/97






               MCMURRAY                     23
     5994      4764  MILLIS                      25000.
     2550634   DEERFIELD TWP
     02
                                   15.25       24889.16     2
                                     181   112          64582
                                     178    14  $80,000 03/10/12
               MI      48461                 1      02/22/97

               OTERO                        17
     5995      9731  BIRCHDALE AVENUE            53000.

     2550635   DOWNEY
     02
                                   12.99       52928.33     2
                                     300   125         184248
                                     297    14 $190,000 02/20/22
               CA      90240                 1      02/03/97

               LOYD                         13
     6000      2740  E. TREGALLIS ROAD           49300.

     2550636   ANTIOCH
     02
                                   14.50       49249.35     2
                                     300   123         125000
                                     297    14 $142,000 02/24/22
               CA      94509                 1      02/05/97

               JAMES                        39
     600053186 1209  W. BENTRUP STREET           19000.

     2550637   CHANDLER
     02
                                   15.99       18895.32     2
                                     241   123          86000
                                     232    14  $86,000 09/01/16
               AZ      85224                 1      08/26/96

               HUERTA                       17
     6001      2970  JUNIPER DRIVE               73000.

     2550638   CORONA
     02
                                   12.99       72804.39     2
                                     240   126         202419
                                     237    14 $220,000 02/05/17
               CA      91720                 1      02/04/97

               ATTERBERRY                   23
     6008      319  WEST GEARY STREET            69000.

     2550639   FRESNO
     02
                                   14.25       68950.82     2
                                     300   125          34573
                                     298    14  $83,000 03/20/22
               CA      93706                 1      03/01/97

               MARTIN                       24
     6009      567  SKOKORAT ROAD                72500.

     2550640   BEACON FALLS
     02
                                   13.75       71637.95     2
                                     120   107         116963
                                     117    14 $178,000 02/13/07
               CT      06403                 1      02/07/97

               MARTINEZ                     17
     6010      12794  HICKMAN ROAD               30000.

     2550641   VICTORVILLE
     02
                                   13.99       29953.55     2
                                     241   124         112017
                                     238    14 $115,000 03/20/17
               CA      92392                 1      02/27/97

               HUDSON-GILPIN                22
     6016      36909  HYACINTH COURT             47000.

     2550642   PALMDALE
     02
                                   14.25       46929.82     2
                                     241   119         118571
                                     238    14 $140,000 03/10/17
               CA      93552                 1      02/08/97






               FULCHER                      18
     6018      4879  FRANCES STREET              50000.
     2550643   SANTA BARBARA
     02
                                   13.75       49960.93     2
                                     301   110         206989
                                     298    14 $234,000 03/22/22
               CA      93111                 1      02/13/97

               DHALIWAL                     22
     6019      433  433 1/2 WEST COMMERCIAL AV   40000.

     2550644   EL CENTRO
     02
                                   13.99       39867.03     2
                                     181    95          42587
                                     178    15  $87,000 03/28/12
               CA      92243                 1      02/12/97

               LIMBO                        46
     602327787 1382  VILLA TEMPRA DRIVE          25000.

     2550646   CHULA VISTA
     02
                                   15.49       24903.45     2
                                     241   101         101142
                                     235    04 $126,000 12/05/16
               CA      91911                 1      11/07/96

               NIETO                        18
     6027      8724  CULLEN COURT                50000.

     2550647   ELK GROVE
     02
                                   15.75       49973.04     2
                                     301   122         150000
                                     298    14 $165,000 03/05/22
               CA      95624                 1      02/13/97

               HANDY JR.                    22
     6028      9  VIA JAQUIMA                    59000.

     2550648   RANCHO SANTA MARGARITA
     02
                                   12.99       58841.90     2
                                     241   125         190220
                                     237    14 $200,000 02/15/17
               CA      92688                 1      01/31/97

               ROJAS                        52
     603030262 836  JEFFRY DRIVE                 50000.

     2550649   PLEASANT HILL
     02
                                   13.75       49613.66     2
                                     301   116         175500
                                     292    14 $195,000 09/17/21
               CA      94523                 1      08/07/96

               ZAMORA                       21
     603054159 14414  LA CUARTA STREET           40000.

     2550650   WHITTIER
     02
                                   13.99       39712.23     2
                                     240   121         172816
                                     230    14 $177,000 07/23/16
               CA      90602                 1      07/11/96

               OLIVA                        38
     603095188 36638  BONNIE STREET              13000.

     2550651   NEWARK
     02
                                   13.25       12840.79     2
                                     121    98         147958
                                     117    14 $165,000 02/15/07
               CA      94560                 1      01/09/97

               TURCIOS                      30
     603160989 10308  WASHINGTON AVENUE          25000.

     2550654   SOUTH GATE
     02
                                   14.50       24947.70     2
                                     300    94         161696
                                     292    14 $200,000 09/18/21
               CA      90280                 1      09/05/96






               ALAMAR                       37
     603524652 27964  MANDARIN AVENUE            50000.
     2550655   HAYWARD
     02
                                   14.25       49964.35     2
                                     301   119         130629
                                     296    14 $152,000 01/28/22
               CA      94544                 1      12/17/96

               PEREZ                        41
     603529494 988  N. SHERIDAN AVENUE           25000.

     2550656   POMONA
     02
                                   13.99       24857.91     2
                                     241   119         117741
                                     232    14 $120,000 09/16/16
               CA      91767                 1      08/19/96

               HARVEY                       25
     6037      8251  ATLANTA AVE                 40000.

     2550657   HUNTINGTON BEACH
     02
                                   14.99       37370.44     2
                                     181   106         196424
                                     173    14 $225,000 10/01/11
               CA      92646                 1      09/17/96

               GAMEZ                        43
     604012094 4286  VIA SAN JOSE                10000.

     2550658   RIVERSIDE
     02
                                   13.99        9888.09     2
                                     181   115          68634
                                     173    14  $68,634 10/10/11
               CA      92504                 1      09/13/96

               AGUDO                        40
     604038231 818  WEST 9TH STREET              40000.

     2550659   POMONA
     02
                                   14.50       39883.24     2
                                     242   125         105631
                                     236    14 $117,000 01/15/17
               CA      91766                 1      11/11/96

               EWELL                        19
     6042      13107  SOUTH ST. ANDREWS PLACE    35000.

     2550660   GARDENA
     02
                                   15.50       34899.72     2
                                     183   118         176660
                                     178    14 $180,000 03/21/12
               CA      90249                 1      12/31/96

               MENEELY                      16
     6045      1656  DANEHURST AVENUE            75000.

     2550661   GLENDORA
     02
                                   12.99       74873.34     2
                                     301   111         110614
                                     298    14 $168,000 03/20/22
               CA      91740                 1      02/08/97

               YARBROUGH                    20
     6046      5695  E. MADISON AVENUE           48000.

     2550662   FRESNO
     02
                                   14.25       47844.44     2
                                     180   124          73135
                                     178    14  $98,000 03/20/12
               CA      93727                 1      03/01/97

               WALDE                        45
     605107692 106  BRACEBRIDGE ROAD             50000.

     2550664   RIVERSIDE
     02
                                   14.25       49771.34     2
                                     241   109         111234
                                     235    14 $149,000 12/26/16
               CA      92506                 1      11/19/96






               ARAGON                       45
     605200842 9636  SOUTH HARVARD BOULEVARD     39000.
     2550665   LOS ANGELES
     02
                                   14.25       38958.06     2
                                     302   123         125731
                                     297    14 $135,000 02/25/22
               CA      90047                 1      12/26/96

               EMMITT                       13
     6054      2000  ESTHER DRIVE                25000.

     2550666   BAKERSFIELD
     02
                                   13.75       24980.47     2
                                     301   104          68445
                                     298    14  $90,000 03/15/22
               CA      93308                 1      02/06/97

               HACK                         21
     6057      8016  SUNFLOWER DRIVE             35000.

     2550667   COTATI
     02
                                   12.99       34912.51     2
                                     302   124         125000
                                     298    14 $130,000 03/20/22
               CA      94931                 1      01/17/97

               CODE                         14
     6058      57  CAMP ROAD                     24600.

     2550668   MASSAPEQUA
     02
                                   13.99       23766.58     2
                                     120   116         125000
                                     117    14 $130,000 02/18/07
               NY      11758                 1      02/12/97

               SEETAL                       45
     606144334 3223  GRANDEUR AVENUE             36100.

     2550669   ALTADENA
     02
                                   14.25       36061.17     2
                                     301   125         132524
                                     297    14 $135,000 02/16/22
               CA      91001                 1      01/10/97

               MAXFIELD                     40
     606441013 551  VERONA PLACE                 75000.

     2550670   HOLLISTER
     02
                                   13.75       74615.03     2
                                     181   119         174000
                                     177    14 $210,000 02/20/12
               CA      95023                 1      01/14/97

               LACULLE                      44
     606529598 740  NORTH KINGS ROAD #109        28000.

     2550671   LOS ANGELES
     02
                                   14.50       27914.94     2
                                     241    94          84116
                                     237    04 $120,000 02/22/17
               CA      90069                 1      01/13/97

               HILL                         23
     6066      17822  SEMINOLE WAY               40000.

     2550672   YORBA LINDA
     02
                                   13.25       39784.54     2
                                     182   101         222565
                                     178    14 $260,000 03/05/12
               CA      92886                 1      01/24/97

               MARISCAL                     20
     6068      2291  CAPITOL AVENUE              50000.

     2550673   EAST PALO ALTO
     02
                                   15.25       49651.87     2
                                     240   111         121000
                                     237    14 $155,000 02/26/17
               CA      94303                 1      02/11/97






               DAVIS                        18
     6072      601  EAST COUGAR DRIVE            21000.
     2550674   MERIDIAN
     02
                                   13.99       20836.82     2
                                     121   111         112000
                                     118    14 $120,000 03/13/07
               ID      83642                 1      02/04/97

               MC KEE                       17
     6077      1584  FALLBROOK AVENUE            37300.

     2550675   CLOVIS
     02
                                   13.99       37272.11     2
                                     301   121         134802
                                     299    14 $143,000 04/10/22
               CA      93611                 1      03/04/97

               BURNHAM                      18
     6079      24773  FAY AVENUE                 39999.

     2550676   MORENO VALLEY
     02
                                   13.50       39543.88     2
                                     180    90          94114
                                     177    14 $150,000 02/26/12
               CA      92553                 1      02/12/97

               ESTRADA                      42
     608075196 4818  SOUTH IVY STREET            25000.

     2550677   PICO RIVERA
     02
                                   13.99       24845.13     2
                                     241   111         149541
                                     232    14 $158,000 09/13/16
               CA      90660                 1      08/30/96

               ROBERTS                      12
     6081      5169  NORTH LIVERPOOL AVENUE      35000.

     2550678   BOISE
     02
                                   12.99       34843.99     2
                                     181   104          99271
                                     178    14 $130,000 03/26/12
               ID      83703                 1      02/17/97

               ROJAS                        39
     608249594 1032  W AVENUE J-14               25000.

     2550679   LANCASTER
     02
                                   14.99       24808.07     2
                                     180   127          80307
                                     175    04  $83,400 12/12/11
               CA      93534                 1      12/09/96

               CLIFFORD JR.                 22
     6090      37266  HUCKABY LANE               71500.

     2550680   MURRIETA
     02
                                   12.99       71435.50     2
                                     301   126         178615
                                     298    14 $200,000 03/17/22
               CA      92562                 1      02/08/97

               ORTEGA                       38
     609242492 10535  BARON LANE                 44000.

     2550681   SAN DIEGO
     02
                                   14.00       43690.14     2
                                     182   123         152526
                                     176    14 $160,300 01/23/12
               CA      92126                 1      11/24/96

               CUETO                        43
     609343996 12828  RAMONA BOULEVARD #42       15000.

     2550682   BALDWIN PARK
     02
                                   10.99       14900.02     2
                                     181   109         103933
                                     177    04 $110,000 02/15/12
               CA      91706                 1      01/10/97






               FALLON                       23
     6094      188  HENRY COCHRAN ROAD           75000.
     2550683   LUCEDALE
     02
                                   15.50       74957.61     2
                                     301   120          56000
                                     298    14 $110,000 03/22/22
               MS      39452                 1      02/13/97

               QUEZADA                      17
     6098      5645  DARIEN COURT                35000.

     2550684   RIVERSIDE
     02
                                   13.99       34926.18     2
                                     301   126         121290
                                     298    14 $125,000 03/24/22
               CA      92505                 1      02/12/97

               MANLY                        13
     6103      9942  GREAT OAKS WAY              75000.

     2550685   FAIRFAX
     02
                                   16.25       74606.91     2
                                     180   123         247003
                                     177    14 $262,000 02/27/12
               VA      22030                 1      02/21/97

               BANGLE                       22
     6104      3709  CAPETOWN STREET             58900.

     2550686   LAKEWOOD
     02
                                   12.50       58813.06     2
                                     300   126         151472
                                     297    14 $168,000 02/28/22
               CA      90712                 1      02/21/97

               VIVIT                        29
     610583297 20539  MOCKINGBIRD AVE.           25000.

     2550687   APPLE VALLEY
     02
                                   14.00       24767.19     2
                                     242    79          97145
                                     230    14 $155,000 07/09/16
               CA      92308                 1      05/31/96

               HAIKIN                       20
     6106      742  NORTH PEG STREET             75000.

     2550688   RIDGECREST
     02
                                   14.50       74880.57     2
                                     301   124         110486
                                     298    14 $150,000 03/17/22
               CA      93555                 1      02/21/97

               SMITH                        22
     6109      116-38  228TH STREET              41000.

     2550689   CAMBRIA HEIGHTS
     02
                                   14.99       40974.52     2
                                     300   118         152180
                                     298    14 $165,000 03/10/22
               NY      11411                 1      03/05/97

               DUVAL                        22
     6117      431  PARKFRONT ROAD               75000.

     2550690   SIMI VALLEY
     02
                                   12.99       74799.02     2
                                     241   120         200643
                                     239    14 $230,000 04/15/17
               CA      93065                 1      03/17/97

               DORAIRAJ                     46
     612207005 945  SOUTH DYLAN WAY              75000.

     2550692   ANAHEIM
     02
                                   13.75       74850.80     2
                                     300   124         196094
                                     295    14 $219,314 12/13/21
               CA      92808                 1      12/06/96






               KIRBY                        23
     6124      79  BEAR CREEK                    62600.
     2550693   BUELLTON
     02
                                   13.75       62526.20     2
                                     300   125         159876
                                     297    14 $178,000 02/20/22
               CA      93427                 1      02/06/97

               CRUZ MAERINA                 17
     6125      1647  SHENANDOAH AVENUE           62000.

     2550694   MILPITAS
     02
                                   14.25       61871.74     2
                                     241   108         216607
                                     238    14 $260,000 03/14/17
               CA      95035                 1      02/28/97

               DABALOS                      21
     612547649 23515  KINARD AVE.                25000.

     2550695   CARSON
     02
                                   14.99       24177.35     2
                                     241   114         145539
                                     232    14 $150,000 09/06/16
               CA      90745                 1      08/15/96

               ARNOLD                       12
     6126      12202  EAST BROOK AVENUE          25000.

     2550696   DOWNEY
     02
                                   12.99       24908.46     2
                                     182   105         147319
                                     178    14 $165,000 03/15/12
               CA      90242                 1      01/24/97

               CALLADO                      45
     613360230 5134  ACACIA STREET               50000.

     2550697   SAN GABRIEL
     02
                                   14.99       49863.68     2
                                     241   124         235895
                                     236    14 $230,750 01/17/17
               CA      91776                 1      12/11/96

               ARELLANO                     37
     614038564 11610  NORRIS AVE.                20000.

     2550699   SAN FERNANDO
     02
                                   13.99       19905.00     2
                                     242    88         112865
                                     233    14 $152,000 10/23/16
               CA      91340                 1      08/13/96

               ALIX                         26
     614207413 12287  COBBLESTONE CIRCLE         50000.

     2550700   VICTORVILLE
     02
                                   15.75       49857.91     2
                                     301   124          91823
                                     290    14 $115,000 07/16/21
               CA      92392                 1      06/07/96

               GARIBAY                      41
     614224226 1322  KERN STREET                 24700.

     2550701   BAKERSFIELD
     02
                                   15.99       24528.12     2
                                     182   106          61607
                                     174    14  $82,000 11/05/11
               CA      93302                 1      09/24/96

               RIVERA                       44
     614285200 14335  ELAINE AVENUE              20000.

     2550702   NORWALK
     02
                                   12.99       19944.87     2
                                     241   105         133003
                                     237    14 $147,000 02/15/17
               CA      90650                 1      01/22/97






               HABER                        23
     6146      1819  WYE MILLS LANE              33500.
     2550703   BEL AIR
     02
                                   16.99       33283.06     2
                                     180   118         102870
                                     177    14 $116,000 02/25/12
               MD      21015                 1      02/20/97

               AMEND                        23
     6151      6123  ACADEMY AVENUE              68000.

     2550704   RIVERSIDE
     02
                                   14.25       67951.53     2
                                     301   120         105539
                                     298    14 $145,000 03/15/22
               CA      92506                 1      02/05/97

               PALACIO                      23
     6153      6523  TORINO ROAD                 75000.

     2550705   RANCHO CUCAMONGA
     02
                                   12.25       74092.68     2
                                     181   123         231804
                                     178    14 $250,000 03/02/12
               CA      91701                 1      02/11/97

               ELLIS                        18
     6154      3272  SHARI WAY                   49134.

     2550706   SPARKS
     02
                                   12.99       49044.53     2
                                     181   125         130866
                                     178    14 $144,000 03/28/12
               NV      89431                 1      02/19/97

               SHEARER                      22
     6157      16227  TENAYA ROAD                30000.

     2550708   APPLE VALLEY
     02
                                   12.99       29973.12     2
                                     301   122         103363
                                     298    14 $110,000 03/28/22
               CA      92307                 1      02/12/97

               SLABAUGH                     15
     6158      59  RANDALL AVENUE                23000.

     2550709   BALTIMORE
     02
                                   15.25       22834.34     2
                                     120   106         102000
                                     118    14 $118,000 03/07/07
               MD      21227                 1      03/03/97

               OROZCO                       32
     616071860 28562  FOXBORO LANE               40000.

     2550710   HIGHLAND
     02
                                   13.25       39905.29     2
                                     301   119          78419
                                     297    14 $100,000 02/22/22
               CA      92346                 1      01/16/97

               ANUDOKEM                     31
     616072436 4243  MONET CIRCLE                25000.

     2550711   SAN JOSE
     02
                                   15.75       24958.44     2
                                     300   107         201850
                                     294    14 $212,500 11/15/21
               CA      95136                 1      11/09/96

               STURDIVANT                   39
     616091812 414  ARROYO SECO DRIVE            68000.

     2550712   SAN DIEGO
     02
                                   15.50       67902.37     2
                                     301   124         132712
                                     295    14 $162,300 12/20/21
               CA      92114                 1      11/19/96






               SIEBUHR                      16
     6162      77190  CALLE COLIMA               33500.
     2550713   LA QUINTA
     02
                                   13.50       33458.67     2
                                     300   125          80875
                                     297    14  $91,500 02/28/22
               CA      92253                 1      02/05/97

               ELMAN                        47
     616707483 2371  TITLEIST CT.                25000.

     2550714   STOCKTON
     02
                                   15.99       24960.28     2
                                     302   114          88676
                                     294    14 $100,000 11/01/21
               CA      95206                 1      09/26/96

               BIRD                         20
     6172      2446  NORTH CAPECOD WAY           23000.

     2550716   MERIDIAN
     02
                                   13.99       22991.45     2
                                     301   114         112000
                                     299    14 $118,900 04/27/22
               ID      83642                 1      03/24/97

               ANDERSON                     22
     6173      40522  MILAN DRIVE                60000.

     2550717   PALMDALE
     02
                                   13.75       59952.73     2
                                     302   124         137452
                                     298    14 $160,000 03/20/22
               CA      93551                 1      01/28/97

               ERAMELA                      31
     617303667 29884  VENTNOR COURT              30000.

     2550718   HAYWARD
     02
                                   14.99       29924.64     2
                                     302   118         200000
                                     293    14 $196,500 10/02/21
               CA      94544                 1      08/31/96

               CARRASCO                     23
     6178      2306  EAST JOANA DRIVE            24350.

     2550719   SANTA ANA
     02
                                   12.99       24305.84     2
                                     300   100         113641
                                     297    04 $138,000 02/19/22
               CA      92705                 1      02/10/97

               ALSTINE                      23
     6182      394  ROOSVELT AVE                 40000.

     2550720   POMONA
     02
                                   13.25       39780.22     2
                                     301   101         125304
                                     297    14 $165,000 02/26/22
               CA      91767                 1      01/22/97

               BUFORD                       22
     6185      2205  EAST SERENA AVENUE          69500.

     2550721   FRESNO
     02
                                   13.50       69443.20     2
                                     302   125         117021
                                     299    14 $150,000 04/03/22
               CA      93720                 1      02/25/97

               CASTILLO                     19
     6188      537  EAKER WAY                    46450.

     2550722   ANTIOCH
     02
                                   12.99       46408.36     2
                                     301   125         151000
                                     299    14 $158,000 04/15/22
               CA      94509                 1      03/07/97






               HUTTON                       22
     6190      2373  JEROME STREET               50000.
     2550723   POCATELLO
     02
                                   12.99       49955.16     2
                                     302   119          74693
                                     299    14 $105,500 04/02/22
               ID      83202                 1      02/21/97

               HOOD                         20
     620032119 3704  BRENTCOVE DRIVE             25000.

     2550725   NORTH LAS VEGAS
     02
                                   14.99       24716.18     2
                                     240   113          96631
                                     231    14 $108,000 08/15/16
               NV      89030                 1      08/02/96

               BRAZA                        42
     620057232 2504  BANKHEAD                    13000.

     2550727   SAN JOSE
     02
                                   14.99       12887.73     2
                                     301   108         121154
                                     293    14 $125,000 10/24/21
               CA      95121                 1      09/09/96

               SORTINO                      21
     6201      305  JUSTINA DRIVE                65000.

     2550728   OCEANSIDE
     02
                                   12.99       64434.23     2
                                     121   116         253864
                                     118    14 $275,000 03/19/07
               CA      92057                 1      02/19/97

               HUNG                         23
     6203      7  BIENVENUE DR                   28000.

     2550729   FOOTHILL RANCH
     02
                                   14.25       27390.32     2
                                     240   110         169780
                                     237    14 $180,900 02/10/17
               CA      92610                 1      02/05/97

               BALLESTEROS                  25
     6205      28280  AVENIDA CONDESA            50000.

     2550730   CATHEDRAL CITY
     02
                                   14.99       49968.91     2
                                     301   123         177154
                                     298    14 $185,000 03/15/22
               CA      92234                 1      02/24/97

               MALIK                        19
     6206      1588  HEATHER LANE                50000.

     2550731   LIVERMORE
     02
                                   14.50       49761.40     2
                                     181    96         121547
                                     178    14 $180,000 03/07/12
               CA      94550                 1      02/08/97

               YADGARI                      17
     6209      9551  VIA VENEZIA #75             40000.

     2550733   SUN VALLEY
     02
                                   13.75       39863.91     2
                                     182   122         129909
                                     178    04 $140,000 03/02/12
               CA      91504                 1      01/28/97

               LOPEZ                        37
     621183192 725  WEST MARGARET STREET         30000.

     2550734   PASCO
     02
                                   15.50       29947.76     2
                                     300   118          58000
                                     294    14  $75,000 11/26/21
               WA      99301                 1      11/18/96






               K. MANGAHAS                  19
     6213      4527  BURNHAM CIRCLE              22750.
     2550735   STOCKTON
     02
                                   12.99       22467.12     2
                                     122   125          89646
                                     118    14  $90,000 03/09/07
               CA      95207                 1      01/31/97

               MENDOZA                      21
     6215      350  S.W. "L" STREET              30000.

     2550736   GRANTS PASS
     02
                                   12.75       29944.10     2
                                     181   106          73744
                                     179    14  $98,000 04/07/12
               OR      97526                 1      03/03/97

               DELORENZO                    24
     6216      6643  BROOKDALE COURT             75000.

     2550737   LIVERMORE
     02
                                   13.50       74907.53     2
                                     301   124         202000
                                     299    14 $223,401 04/25/22
               CA      94550                 1      03/18/97

               SOMOZA                       43
     621780419 18933  RUNNYMEDE STREET           13500.

     2550738   LOS ANGELES
     02
                                   15.50       13434.30     2
                                     300   111         118237
                                     293    14 $119,000 10/22/21
               CA      91335                 1      10/08/96

               GUNZELMAN                    16
     6219      2604  HUDSON STREET               20000.

     2550739   BALTIMORE
     02
                                   15.25       19946.75     2
                                     300   120          46000
                                     298    14  $55,000 03/19/22
               MD      21224                 1      03/14/97

               ALCANTAR                     45
     622073277 24130  CRAIG DRIVE                20000.

     2550740   MORENO VALLEY
     02
                                   10.99       19636.24     2
                                     181   132          82840
                                     172    14  $78,000 09/11/11
               CA      92553                 1      08/08/96

               MUNRO                        18
     6223      1095  DURHAM ROAD               20069.79

     2550741   WALLINGFORD
     02
                                   12.75       19816.71     2
                                     120    55          59200
                                     118    14 $146,000 03/16/07
               CT      06492                 1      03/12/97

               ORTIZ                        47
     622762823 7338  SHOUP AVENUE                25000.

     2550742   CANOGA PARK
     02
                                   13.99       24911.61     2
                                     241   113         132694
                                     236    14 $140,000 01/15/17
               CA      91304                 1      12/24/96

               HILLIKER                     21
     6228      3443  LA CIENEGA WAY              47500.

     2550743   CAMERON PARK
     02
                                   12.75       47455.34     2
                                     301   124         163000
                                     298    14 $170,000 03/10/22
               CA      95682                 1      02/10/97






               DIMATTEI                     23
     6229      832  205TH STREET                 23000.
     2550744   PASADENA
     02
                                   14.99       22930.69     2
                                     181   114         119000
                                     179    14 $125,000 04/01/12
               MD      21122                 1      03/25/97

               LEMUS-NOVA                   33
     623014699 8934  SAGE STREET                 49100.

     2550745   RANCHO CUCAMONGA
     02
                                   13.25       48374.89     2
                                     181   124         132102
                                     173    14 $147,000 10/01/11
               CA      91701                 1      09/18/96

               RUIZ                         21
     6231      11562  POTTER STREET              32000.

     2550746   NORWALK
     02
                                   12.99       31691.14     2
                                     181   123         173991
                                     178    14 $168,250 03/12/12
               CA      90650                 1      02/08/97

               RODRIGUEZ                    41
     623107816 21236  GERONIMO ROAD              18000.

     2550747   APPLE VALLEY
     02
                                   14.99       17878.14     2
                                     240   119          74313
                                     231    14  $78,000 08/14/16
               CA      92308                 1      08/06/96

               DEAN                         22
     6238      2964  MARENGO AVENUE              46100.

     2550749   ALTA DENA
     02
                                   13.75       46063.31     2
                                     241   119         164300
                                     239    14 $177,000 04/28/17
               CA      91001                 1      03/10/97

               AYALA                        44
     624267839 3697  REGAL OAKS PLACE            25000.

     2550751   PERRIS
     02
                                    9.99       24817.37     2
                                     182    94          96456
                                     178    14 $130,000 03/02/12
               CA      92571                 1      01/22/97

               WIPPERMAN                    21
     6243      30430  MIRA LOMA DR               50000.

     2550752   TEMECULA
     02
                                   13.99       49943.60     2
                                     301    96          72438
                                     297    14 $128,500 02/28/22
               CA      92592                 1      01/24/97

               PLANAS                       25
     624680923 1125  MAYFIELD CIRCLE             45000.

     2550753   SUISUN CITY
     02
                                   14.99       44812.02     2
                                     301   119         163000
                                     293    14 $175,000 10/24/21
               CA      94585                 1      09/18/96

               DORRANCE                     23
     6251      1808  E. 98TH AVENUE              46000.

     2550754   THORTON
     02
                                   12.99       45428.02     2
                                     121   111          57150
                                     118    14  $93,000 03/15/07
               CO      80229                 1      02/04/97






               ENEBRAD                      16
     6253      51  BURLINGTON CIRCLE             25400.
     2550755   BURLINGTON
     02
                                   12.25       25291.19     2
                                     122   115          55000
                                     119    14  $70,000 04/15/07
               SC      29902                 1      02/27/97

               PIERCE                       12
     6254      4716  GEARY STREET S.E.           33000.

     2550756   ALBANY
     02
                                   12.75       32813.55     2
                                     181    85          38099
                                     178    14  $84,000 03/15/12
               OR      97321                 1      02/05/97

               JARDELEZA                    46
     625403072 16042  INDIAN CREEK ROAD          35000.

     2550757   CERRITOS
     02
                                   14.75       34875.87     2
                                     240   106         202500
                                     235    14 $225,000 12/14/16
               CA      90703                 1      12/10/96

               NORTHRUP                     41
     625486213 17781  PRESCOTT LANE              18000.

     2550758   HUNTINGTON BEACH
     02
                                   14.99       17662.54     2
                                     181   112         214066
                                     170    14 $208,545 07/10/11
               CA      92647                 1      06/19/96

               BUCIO                        28
     625629439 224  NORTH CRAGMONT AVENUE        15000.

     2550759   SAN JOSE
     02
                                   14.75       14930.14     2
                                     182   106         163290
                                     176    14 $169,500 01/15/12
               CA      95127                 1      11/26/96

               SEAY                         18
     6258      942  SYLVAN MEADOWS DRIVE         26000.

     2550760   MODESTO
     02
                                   12.99       25856.41     2
                                     180   100          98850
                                     177    04 $125,000 02/19/12
               CA      95356                 1      02/10/97

               TAFOYA                       33
     626078438 14191  LIBERTY WAY                15000.

     2550761   VICTORVILLE
     02
                                   14.99       14836.73     2
                                     181   115          76494
                                     174    14  $80,000 11/05/11
               CA      92392                 1      10/08/96

               HOWARTH                      37
     626226484 43757  TRANQUILITY COURT          30000.

     2550762   LANCASTER
     02
                                   13.75       29781.55     2
                                     301   112         109273
                                     297    14 $125,000 02/20/22
               CA      93535                 1      01/09/97

               BARNHART                     23
     6266      3240  GIBRALTAR DRIVE             38500.

     2550764   RIVERSIDE
     02
                                   14.25       38485.44     2
                                     301   125         143865
                                     298    14 $146,000 03/18/22
               CA      92506                 1      02/11/97






               ZILLINI                      17
     6280      636  71ST ST.                     20000.
     2550765   BROOKLYN
     02
                                   12.75       19979.09     2
                                     300    98          96958
                                     298    04 $120,000 03/28/22
               NY      11209                 1      03/24/97

               SOSNOVSKE                    17
     6291      14927  SE SIEBEN CREEK DRIVE      63000.

     2550766   CLACKAMAS
     02
                                   12.25       62935.53     2
                                     301   124         129000
                                     298    14 $155,000 03/20/22
               OR      97015                 1      02/17/97

               ALLEN                        24
     6297      1444  GREY OAKS COURT             52000.

     2550767   OCEANSIDE
     02
                                   13.50       51935.86     2
                                     301   125         135455
                                     298    14 $150,000 03/07/22
               CA      92056                 1      02/07/97

               CABALLES                     23
     6299      817  ARTHUR AVENUE                25000.

     2550768   OCEANSIDE
     02
                                   13.99       24981.31     2
                                     302   123         183449
                                     299    14 $170,000 04/15/22
               CA      92057                 1      02/25/97

               FLORES                       17
     6301      448  PAMELA DRIVE                 40200.

     2550769   BAY POINT
     02
                                   13.99       40066.38     2
                                     182    97         100000
                                     179    14 $145,000 04/02/12
               CA      94565                 1      02/06/97

               COX                          20
     6303      2753  SOUTH LINLEY COURT          39900.

     2550770   DENVER
     02
                                   14.75       39577.01     2
                                     240   124          77494
                                     237    14  $95,000 02/15/17
               CO      80236                 1      02/05/97

               ALDRED                       22
     6310      7604  CASTLEROCK DRIVE            40000.

     2550771   CLINTON
     02
                                   15.75       39978.14     2
                                     301   107         176217
                                     298    14 $203,000 03/03/22
               MD      20735                 1      02/26/97

               GALLOWAY                     22
     6317      838  HOLLOWBROOK DRIVE            47000.

     2550772   BRENTWOOD
     02
                                   13.99       46890.22     2
                                     240   115         206330
                                     237    14 $221,000 02/25/17
               CA      94513                 1      02/17/97

               ADAMS                        22
     6325      5837  LAKE CROWLEY PLACE #268     55000.

     2550773   SAN JOSE
     02
                                   12.25       54886.26     2
                                     301   124         150000
                                     297    04 $166,000 02/25/22
               CA      95123                 1      01/24/97






               GARCIA                       22
     6327      14538  FOOTHILL ROAD              38000.
     2550774   VICTORVILLE
     02
                                   12.99       37860.85     2
                                     181   125          93000
                                     178    14 $105,000 03/15/12
               CA      92392                 1      02/05/97

               MICHELSON                    22
     6329      13761  TOBIASSON ROAD             61000.

     2550775   POWAY
     02
                                   12.99       60836.53     2
                                     241   108         122717
                                     238    14 $171,000 03/15/17
               CA      92064                 1      02/19/97

               WALKER                       17
     6332      3742  LETICIA STREET              27000.

     2550776   CHINO
     02
                                   12.25       26840.06     2
                                     180   102         114928
                                     177    14 $140,000 02/15/12
               CA      91710                 1      02/06/97

               RHOADES                      18
     6335      8916  DONTREE WAY                 40000.

     2550777   ELK GROVE
     02
                                   13.99       39604.81     2
                                     241   125         165000
                                     238    14 $165,000 03/02/17
               CA      95624                 1      02/11/97

               STEWART                      23
     6341      4111  CALAVO DRIVE                50000.

     2550778   LA MESA
     02
                                   13.99       49943.60     2
                                     300   123         201331
                                     297    14 $205,000 02/28/22
               CA      91941                 1      02/07/97

               RIVERA                       21
     6343      2890  WALKER AVENUE               45000.

     2550779   CAMARILLO
     02
                                   14.50       44935.11     2
                                     241   115         152436
                                     238    14 $172,000 03/25/17
               CA      93010                 1      02/22/97

               BARNETT                      15
     6344      12065  WORLD TRADE DRIVE #3       25000.

     2550780   SAN DIEGO
     02
                                   13.99       24902.30     2
                                     240   100         196284
                                     237    04 $222,000 02/25/17
               CA      92128                 1      02/10/97

               GREEN                        23
     6347      3507  LONERIDGE COURT             35600.

     2550781   ANTELOPE
     02
                                   13.50       35570.90     2
                                     301   123         128507
                                     298    14 $134,000 03/10/22
               CA      95843                 1      02/10/97

               FITZSIMMONS                  25
     6348      2944  EL MONTE WAY                59000.

     2550782   ANTIOCH
     02
                                   13.99       58803.86     2
                                     180   125         111000
                                     178    14 $136,000 03/25/12
               CA      94509                 1      03/04/97






               PHILLIPS                     18
     6351      6451  MOYINA WAY                  30000.
     2550783   KLAMATH FALLS
     02
                                   13.75       29897.92     2
                                     181   114          66644
                                     178    14  $85,000 03/15/12
               OR      97603                 1      02/07/97

               CRESPO                       24
     6356      6541  NAOMI AVENUE                71600.

     2550784   BUENA PARK
     02
                                   13.25       71530.78     2
                                     301   125         153373
                                     298    14 $180,000 03/15/22
               CA      90620                 1      02/14/97

               MILLER                       22
     6359      23681  CANDLEWOOD WAY             35000.

     2550785   WEST HILLS
     02
                                   12.99       34968.63     2
                                     301   115         204959
                                     298    14 $210,250 03/21/22
               CA      91307                 1      02/10/97

               JONES                        22
     6361      6383  BRENDA LANE                 30000.

     2550786   SAN BERNARDINO
     02
                                   13.99       29906.01     2
                                     240   104         105000
                                     237    14 $130,000 02/15/17
               CA      92407                 1      02/06/97

               PROFFITT SR.                 12
     6362      8969  COLOMBARD WAY               50000.

     2550787   SACRAMENTO
     02
                                   13.99       49962.62     2
                                     301   121         106025
                                     298    14 $130,000 03/15/22
               CA      95829                 1      02/12/97

               GOLDSMITH                    13
     6368      18922  SHEFFIELD STREET           40000.

     2550788   HESPERIA
     02
                                   13.99       39954.87     2
                                     300   104          59812
                                     297    14  $96,000 02/25/22
               CA      92345                 1      02/10/97

               DACPANO                      20
     6386      2647  VERSTL WAY                  34000.

     2550789   STOCKTON
     02
                                   14.75       33947.87     2
                                     182   120          85978
                                     179    14 $100,000 04/15/12
               CA      95206                 1      02/11/97

               DUGAN                        21
     6391      1518  AMHERST STREET              46000.

     2550790   SUPERIOR
     02
                                   13.75       45256.04     2
                                     300   112         148763
                                     298    14 $175,000 03/25/22
               CO      80027                 1      03/04/97

               LOOMAN                       14
     6401      1021  WILLOW SPRINGS DRIVE        40000.

     2550791   NORTH AUGUSTA
     02
                                   12.99       39764.73     2
                                     181   115          78853
                                     178    14 $103,950 03/15/12
               SC      29841                 1      02/11/97






               LAM                          19
     6406      75  LYMAN AVE.                    45000.
     2550792   STATEN ISLAND
     02
                                   12.99       44959.66     2
                                     301   115         131797
                                     298    14 $155,000 03/01/22
               NY      10305                 1      02/14/97

               AUTON                        15
     6415      ROUTE  5 BOX 1240-A LIMESTONE R   35000.

     2550793   ORANGEBURG
     02
                                   12.99       34984.40     2
                                     301   121          55313
                                     299    14  $75,000 04/15/22
               SC      29118                 1      03/10/97

               LUMLEY                       22
     6416      33293  HIDDEN HOLLOW DRIVE        30000.

     2550794   LAKE ELSINORE
     02
                                   13.99       29977.57     2
                                     301   120          81973
                                     298    14  $94,000 03/15/22
               CA      92532                 1      02/17/97

               PARSON                       18
     6417      34273  GADWALL COMMONS            46500.

     2550795   FREMONT
     02
                                   12.75       46456.47     2
                                     301   113         173000
                                     298    14 $195,000 03/21/22
               CA      94555                 1      02/18/97

               ALDAZ                        20
     6422      693  WEST CALLE ALTA LOMA         47000.

     2550796   ORO VALLEY
     02
                                   12.99       46827.91     2
                                     182   114         161234
                                     179    14 $184,000 04/03/12
               AZ      85737                 1      02/25/97

               VERLEY                       21
     6431      261  BUCKSKIN LANE                45000.

     2550797   NORCO
     02
                                   13.99       44859.02     2
                                     240   117         127137
                                     237    14 $147,250 02/11/17
               CA      91760                 1      02/06/97

               COURTNEY                     22
     6433      1660  APPLE DRIVE                 70000.

     2550798   CONCORD
     02
                                   13.99       69947.66     2
                                     301   124          96560
                                     299    14 $135,000 04/10/22
               CA      94518                 1      03/05/97

               DIOKNO                       55
     6443      1361  BRANHAM LANE                70000.

     2550799   SAN JOSE
     02
                                   13.99       69921.03     2
                                     301   110         183000
                                     297    14 $230,000 02/15/22
               CA      95118                 1      01/10/97

               BOSLEY                       21
     6451      106  FLEETWOOD DRIVE              40000.

     2550800   LEXINGTON
     02
                                   12.25       39968.33     2
                                     301   115          74129
                                     299    14 $100,000 04/15/22
               SC      29073                 1      03/04/97






               MC GRATH                     16
     6459      1132  WAGON WHEEL COURT           50000.
     2550802   SAN DIMAS
     02
                                   13.99       47833.79     2
                                     181   124         180053
                                     178    14 $187,000 03/22/12
               CA      91773                 1      02/13/97

               NEDD                         22
     6465      5026  WEST ROBERTS DRIVE          55000.

     2550803   SANTA ANA
     02
                                   14.75       54699.33     2
                                     301   107         142357
                                     298    14 $185,000 03/18/22
               CA      92704                 1      02/27/97

               MATHESON                     17
     6466      4226  WEST TOLUCA LAKE LANE       75000.

     2550804   BURBANK
     02
                                   13.75       74940.32     2
                                     242    77         309678
                                     239    14 $500,000 04/02/17
               CA      91505                 1      02/25/97

               JOHNSON                      22
     6467      1662  BLUEBERRY WAY               34500.

     2550805   TUSTIN
     02
                                   13.25       34209.65     2
                                     241   113         201000
                                     237    14 $210,000 02/19/17
               CA      92780                 1      01/30/97

               BELL                         18
     6469      7436  MORNINGSIDE WAY             39000.

     2550806   CITRUS HEIGHTS
     02
                                   13.75       38799.80     2
                                     179   123         111000
                                     177    14 $122,000 02/27/12
               CA      95621                 1      03/18/97

               MIDDLETON                    23
     6470      266  NISBET AVENUE                58000.

     2550807   UPLAND
     02
                                   13.25       57824.61     2
                                     301   119         150009
                                     297    14 $175,000 02/20/22
               CA      91786                 1      01/31/97

               BROWNING                     25
     6471      9313  QUINTANNNA COURT            39000.

     2550808   ELK GROVE
     02
                                   13.75       38969.54     2
                                     301   124         116000
                                     298    14 $125,000 03/13/22
               CA      95758                 1      02/27/97

               HERNANDEZ                    14
     6472      841  WOODWARD AVENUE              24907.

     2550809   NEW HAVEN
     02
                                   14.50       24718.55     2
                                     120   123          75900
                                     118    14  $82,000 03/10/07
               CT      06512                 1      03/06/97

               JONES                        20
     6481      2428  CHERRY BLOSSOM DRIVE        45000.

     2550810   SUFFOLK
     02
                                   14.75       44931.00     2
                                     182   118         105000
                                     179    14 $128,000 04/15/12
               VA      23434                 1      02/13/97






               MCLAUGHLIN                   23
     6484      10  NE ANCHOR COURT               51500.
     2550811   BELFAIR
     02
                                   13.50       51320.49     2
                                     182   125          82000
                                     179    14 $107,000 04/02/12
               WA      98528                 1      02/27/97

               BAILEY                       19
     6493      2978  NORTH YELLOW PEAK WAY       10000.

     2550812   MERIDIAN
     02
                                   12.99        9760.25     2
                                      61   101         121000
                                      58    14 $130,000 03/06/02
               ID      83642                 1      02/12/97

               CAYAS                        23
     6497      1555  CUMBRE VIEW                 75000.

     2550814   BONITA
     02
                                   12.99       74966.57     2
                                     301   106         183153
                                     299    14 $245,000 04/15/22
               CA      91902                 1      03/18/97

               FRANKLIN                     22
     6503      4307  LAW WAY                     39500.

     2550815   BAKERSFIELD
     02
                                   12.25       39382.99     2
                                     241   102          96965
                                     237    14 $135,000 02/15/17
               CA      93312                 1      01/24/97

               SANZARI                      22
     6505      4219  E. AVALON DR.               50000.

     2550816   PHOENIX
     02
                                   14.75       49727.50     2
                                     182   124          67540
                                     179    14  $95,000 04/01/12
               AZ      85018                 1      02/28/97

               WELCH JR.                    23
     6508      2110  LOQUAT PLACE                75000.

     2550817   OCEANSIDE
     02
                                   12.99       74822.80     2
                                     301   104         159700
                                     298    14 $226,000 03/24/22
               CA      92054                 1      02/19/97

               NASON II                     20
     6510      3949  HARMON ROAD                 50000.

     2550818   EL SOBRANTE
     02
                                   14.99       49937.04     2
                                     300   119         133000
                                     297    14 $155,000 02/18/22
               CA      94803                 1      02/10/97

               WALKER                       23
     6511      7008  FUQUA AVENUE                24000.

     2550819   RICHMOND
     02
                                   16.25       23959.22     2
                                     240   121          81207
                                     238    14  $87,000 03/14/17
               VA      23237                 1      03/10/97

               BONILLA                      21
     6514      2505  MCCURDY DRIVE               51000.

     2550820   BAKERSFIELD
     02
                                   13.99       50794.58     2
                                     182   124         133961
                                     179    14 $150,000 04/15/12
               CA      93306                 1      02/13/97






               JACKSON                      17
     6515      9038  MANORWOOD ROAD              55000.
     2550821   LAUREL
     02
                                   14.25       54579.27     2
                                     121   120         181320
                                     118    14 $198,000 03/03/07
               MD      20723                 1      02/26/97

               MAYCOTT                      25
     6523      15812  WEST WHITEWATER CANYON     74000.
               R
     2550822   CANYON COUNTRY
     02
                                   12.99       73599.95     2
                                     301   122         474859
                                     298    14 $450,000 03/15/22
               CA      91351                 1      02/12/97

               BARRIERE                     17
     6530      12  ALTA LOMA DRIVE               60000.

     2550823   AMERICAN CANYON
     02
                                   12.99       59893.39     2
                                     241   118         105000
                                     238    14 $140,000 03/27/17
               CA      94589                 1      02/19/97

               SIMMONS                      23
     6533      5431  SHRESBURY AVENUE            50000.

     2550824   WESTMINSTER
     02
                                   12.99       49251.21     2
                                     241   125         229067
                                     238    14 $225,000 03/10/17
               CA      92683                 1      02/13/97

               CHAND                        15
     6541      24631  SOTO ROAD                  45000.

     2550825   HAYWARD
     02
                                   13.25       44961.50     2
                                     302   107         136000
                                     299    14 $170,000 04/05/22
               CA      94544                 1      02/11/97

               BURRILL                      24
     6544      658-660  QUINCY AVENUE            55000.

     2550826   LONG BEACH
     02
                                   14.25       54905.70     2
                                     301   118         186061
                                     298    15 $205,000 03/15/22
               CA      90814                 1      02/11/97

               ROBINSON JR.                 18
     6550      216  WEST NORTH STREET            45000.

     2550828   ROYAL CENTER
     02
                                   13.99       44894.88     2
                                     241   123          46000
                                     237    14  $74,000 02/28/17
               IN      46978                 1      01/29/97

               MURRAY                       22
     6553      8807  SOUTH PINION LANE           75000.

     2550829   WEST JORDAN
     02
                                   13.99       74972.13     2
                                     301   117          52873
                                     299    14 $110,000 04/25/22
               UT      84088                 1      03/19/97

               NASCIMENTO                   22
     6554      5376  DUNCANNON AVENUE            75000.

     2550830   WESTMINSTER
     02
                                   13.25       74806.01     2
                                     241   114         184000
                                     237    14 $229,000 02/25/17
               CA      92683                 1      01/29/97






               RODRIGUEZ                    22
     6557      21121  COHASSET STREET            30000.
     2550831   CANOGA PARK
     02
                                   14.25       29977.73     2
                                     242   115         135057
                                     239    14 $144,000 04/15/17
               CA      91303                 1      02/27/97

               VELAZQUEZ                    23
     6561      1410  PEQUENA STREET              50000.

     2550832   SAN DIEGO
     02
                                   13.99       49917.39     2
                                     182   124         115477
                                     179    14 $134,000 04/20/12
               CA      92154                 1      02/17/97

               TAYLOR                       18
     6577      15051  LASHBURN STREET            48400.

     2550833   LOS ANGELES
     02
                                   14.25       48290.95     2
                                     240   125         157037
                                     237    14 $165,000 02/21/17
               CA      90604                 1      02/14/97

               CORREA                       23
     6579      403  SOUTH NEW HOPE #I            35000.

     2550834   SANTA ANA
     02
                                   12.25       34719.03     2
                                     300   121         107000
                                     297    04 $118,000 02/15/22
               CA      92704                 1      02/04/97

               NICHOLS                      23
     6580      5075  SHALIMAR CIRCLE             30000.

     2550835   FREMONT
     02
                                   12.75       29621.69     2
                                     122   100         169000
                                     118    04 $201,000 03/07/07
               CA      94555                 1      01/29/97

               YONKMAN                      21
     6581      5579  FIRESTONE ROAD              10000.

     2550836   LIVERMORE
     02
                                    9.99        9902.19     2
                                     181    96         140900
                                     177    14 $158,000 02/10/12
               CA      94550                 1      01/17/97

               BARRON                       21
     6583      6338  CRESCENT AVENUE             30000.

     2550837   BUENA PARK
     02
                                   12.99       29949.75     2
                                     241   104         130126
                                     239    14 $155,000 04/20/17
               CA      90620                 1      03/17/97

               GILL                         23
     6587      60  IRVING PLACE                  23500.

     2550838   STATEN ISLAND
     02
                                   14.99       23285.77     2
                                     240   108          84392
                                     238    14 $100,000 03/18/17
               NY      10304                 1      03/12/97

               WILLIAMS                     21
     6590      4004  WALLINGFORD COURT           30000.

     2550839   CHARLESTON
     02
                                   13.25       29956.95     2
                                     301   125          85689
                                     298    14  $93,000 03/15/22
               SC      29414                 1      02/13/97






               GRIFFIN                      14
     6593      416  AMICKS FERRY ROAD            40000.
     2550840   CHAPIN
     02
                                   13.25       39931.42     2
                                     241   114          63298
                                     239    14  $91,000 04/15/17
               SC      29036                 1      03/06/97

               THOMAS                       16
     6598      8221  LA ALMENDRA WAY             14000.

     2550841   SACRAMENTO
     02
                                   13.99       13984.21     2
                                     301   110          84290
                                     298    14  $90,000 03/10/22
               CA      95823                 1      02/13/97

               KEELER                       22
     6606      2608  NORTH ROYAL OAKS            40800.

     2550842   BEAUFORT
     02
                                   14.50       40786.20     2
                                     302   125          77783
                                     299    14  $95,000 04/15/22
               SC      29902                 1      02/26/97

               LEXA                         14
     6607      2024  NORTH IRIS PLACE            36000.

     2550843   BOISE
     02
                                   12.99       35852.39     2
                                     302   124          97703
                                     299    14 $108,000 04/02/22
               ID      83704                 1      02/24/97

               GAJDA                        18
     6610      1910  AZTEC CIRCLE                50000.

     2550844   CORONA
     02
                                   13.99       49922.59     2
                                     241   126         184010
                                     238    14 $187,000 03/18/17
               CA      91719                 1      02/12/97

               TORRES                       21
     6616      1513  GUERNEVILLE ROAD            30000.

     2550845   SANTA ROSA
     02
                                   12.99       29775.39     2
                                     181    96          70346
                                     178    04 $105,000 03/02/12
               CA      95403                 1      02/01/97

               FLYNN                        23
     6617      16687  ARBOR CIRCLE               39950.

     2550846   HUNTINGTON BEACH
     02
                                   14.25       39921.53     2
                                     301   117         105352
                                     298    04 $125,000 03/17/22
               CA      92647                 1      02/24/97

               SHOCKLEE                     15
     6620      14019  LEFFINGWELL ROAD UNIT 20   40000.

     2550847   WHITTIER
     02
                                   12.75       39962.54     2
                                     301   100          98170
                                     298    04 $139,000 03/15/22
               CA      90604                 1      02/12/97

               RENTERIA                     19
     6622      9318  FIREBIRD AVENUE             40000.

     2550848   WHITTIER
     02
                                   12.25       39960.33     2
                                     241   125         152470
                                     239    14 $155,000 04/23/17
               CA      90605                 1      03/18/97






               BARCENAS                     17
     6633      3524  GREY BULL LANE              31700.
     2550849   CORONA
     02
                                   13.50       31589.50     2
                                     181   119         138973
                                     178    14 $144,000 03/20/12
               CA      91720                 1      02/17/97

               THAMES                       18
     6635      963  JOSEPHINE STREET             60000.

     2550850   OREGON CITY
     02
                                   13.99       59905.14     2
                                     302   125         120909
                                     299    14 $145,000 04/10/22
               OR      97045                 1      02/22/97

               BREDESON                     21
     6637      400  LUCRETIA COURT               60000.

     2550851   BAKERSFIELD
     02
                                   12.99       59946.21     2
                                     301   120         144052
                                     298    14 $171,000 03/15/22
               CA      93312                 1      02/15/97

               MILAZZO                      23
     6651      8370  DIAMOND PLACE               30000.

     2550852   RANCHO CUCAMONGA
     02
                                   13.25       29974.34     2
                                     301   123         116823
                                     298    14 $120,000 03/20/22
               CA      91730                 1      02/04/97

               BLOM                         18
     6653      24741  DAPHNE EAST                25000.

     2550853   MISSION VIEJO
     02
                                   10.99       24833.36     2
                                     180   116         188190
                                     177    14 $184,500 02/15/12
               CA      92691                 1      02/03/97

               SARNA II                     22
     6654      203  CONDOR PLACE                 50000.

     2550854   CLAYTON
     02
                                   13.25       49730.68     2
                                     181    98         126445
                                     177    04 $181,250 02/22/12
               CA      94517                 1      01/28/97

               FLYNN III                    18
     6655      713  NORTH SUNLAND STREET         30000.

     2550855   RIDGECREST
     02
                                   13.25       29892.85     2
                                     182   122          85673
                                     178    14  $95,000 03/09/12
               CA      93555                 1      01/31/97

               DURHAM                       15
     6656      7604  AMATO AVENUE                25000.

     2550856   LAS VEGAS
     02
                                   12.25       23425.98     2
                                      61    97          86506
                                      57    04 $116,000 02/10/02
               NV      89128                 1      01/24/97

               NISHIMOTO                    19
     6658      22925  CROL LANE                  25000.

     2550857   LAKE FOREST
     02
                                   10.99       24759.89     2
                                     180   110         123000
                                     177    14 $135,000 02/13/12
               CA      92630                 1      02/04/97






               QUESADA                      15
     6660      1756 N WILLOW WOODS DR  # A       30000.
     2550858   ANAHEIM
     02
                                   12.99       29724.31     2
                                     241   100         118000
                                     238    04 $148,500 03/19/17
               CA      92807                 1      02/21/97

               THOMAS                       23
     6663      14569  KENNEBUNK STREET           35000.

     2550859   POWAY
     02
                                   13.99       34986.99     2
                                     300    97         127802
                                     298    14 $169,000 03/28/22
               CA      92064                 1      03/03/97

               RODRIGUEZ                    17
     6672      58  SUNDANCE DRIVE                40000.

     2550860   POMONA
     02
                                   12.50       39768.58     2
                                     180   100         169165
                                     177    14 $209,800 02/28/12
               CA      91766                 1      02/23/97

               GARCIA                       15
     6673      2441  TAMMY LANE                  25000.

     2550861   SELMA
     02
                                   13.50       24812.85     2
                                     181   117          98078
                                     178    14 $106,000 03/16/12
               CA      93662                 1      02/12/97

               COLELLA                      24
     6674      3869-B  SCHROEDER AVENUE          75000.

     2550862   PERRY HALL
     02
                                   15.99       74700.20     2
                                     300    96          58877
                                     297    14 $140,000 02/28/22
               MD      21128                 1      02/21/97

               LAWLER JR.                   23
     6675      3240  GUILFORD DRIVE              38000.

     2550863   WALDORF
     02
                                   16.25       37957.24     2
                                     240   119         132996
                                     238    14 $144,000 03/17/17
               MD      20602                 1      03/12/97

               KIRCHNAVY                    24
     6676      9043  CABALLERO DRIVE             75000.

     2550864   RANCHO CUCAMONGA
     02
                                   12.99       74932.75     2
                                     302   101         200887
                                     299    14 $275,000 04/10/22
               CA      91737                 1      02/19/97

               DOREST                       17
     6681      303  HERRINGTON DRIVE             37000.

     2550865   UPPER MARLBORO
     02
                                   15.25       36946.06     2
                                     241    95         151738
                                     238    14 $200,000 03/04/17
               MD      20774                 1      02/27/97

               MIKKELSEN                    18
     6683      7780  EAST JOSHUA TREE LANE       75000.

     2550866   SCOTTSDALE
     02
                                   12.99       74966.56     2
                                     301   107         109756
                                     299    04 $174,000 04/22/22
               AZ      85250                 1      03/05/97






               JOHNSON                      20
     6688      20950  VAN DEENE AVENUE           27400.
     2550867   TORRANCE
     02
                                   12.75       27054.46     2
                                     121    92         165263
                                     118    14 $210,000 03/22/07
               CA      90502                 1      02/13/97

               HOTCHKISS                     8
     6701      6745  ENDORA DRIVE                54000.

     2550868   LAS VEGAS
     02
                                   12.99       53901.67     2
                                     182   125         117203
                                     179    14 $138,000 04/15/12
               NV      89103                 1      02/13/97

               BOYER                        21
     6703      1675  GLENWOOD DRIVE              75000.

     2550869   UKIAH
     02
                                   13.99       74915.40     2
                                     301   100         135275
                                     298    14 $211,250 03/10/22
               CA      95482                 1      02/04/97

               MIRANDA                      23
     6705      13548  FUSANO AVENUE              26650.

     2550870   SYMAR
     02
                                   12.99       26602.64     2
                                     241   113         152094
                                     238    14 $158,800 03/27/17
               CA      91342                 1      02/18/97

               GRANDI                       14
     6707      53475  AVENIDA OBREGON            40000.

     2550871   LA QUINTA
     02
                                   13.25       39665.77     2
                                     301   122          87098
                                     298    14 $105,000 03/28/22
               CA      92253                 1      02/27/97

               BUCKLES                      16
     6710      1512  CANARY DRIVE                25000.

     2550872   VISALIA
     02
                                   12.75       24976.59     2
                                     301   106          48885
                                     298    14  $70,000 03/23/22
               CA      93291                 1      02/14/97

               BATTLES                      22
     6747      2053  BOULDER CREEK DRIVE         15000.

     2550873   MODESTO
     02
                                   12.75       14831.13     2
                                     181   110          72488
                                     178    14  $80,000 03/23/12
               CA      95351                 1      02/14/97

               CARLSON                      23
     6749      22714  FAIRBURN DRIVE             42400.

     2550874   GRAND TERRACE
     02
                                   14.99       42207.16     2
                                     180   125         107532
                                     177    14 $120,000 02/28/12
               CA      92324                 1      02/17/97

               ANDERSON                     18
     6803      531  COLUSA WAY                   25000.

     2550875   LIVERMORE
     02
                                   13.25       24910.71     2
                                     182    99         170000
                                     178    14 $198,000 03/05/12
               CA      94550                 1      01/31/97






               PERRY                        36
     6814      4  MCGUFFFEY HOLLOW               65000.
     2550876   GERTON
     02
                                   13.75       64664.75     2
                                     180    93          87524
                                     178    14 $165,500 03/21/12
               NC      28735                 1      03/10/97

               SHERMAN                      23
     6819      32582  SALTON SEA LANE            25000.

     2550877   FREMONT
     02
                                   13.25       24797.01     2
                                     121   111         197000
                                     118    14 $200,000 03/27/07
               CA      94555                 1      02/18/97

               NEVOLA                       21
     6824      51  VICKSBURG STREET              14900.

     2550878   PROVIDENCE
     02
                                   13.49       14847.99     2
                                     181   114          75841
                                     179    14  $80,000 04/01/12
               RI      02904                 1      03/06/97

               NAVARRETE                    23
     6830      2008  CAMDEN PLACE                65000.

     2550879   SANTA ANA
     02
                                   13.75       64949.23     2
                                     301   125         148836
                                     298    14 $172,000 03/26/22
               CA      92704                 1      02/20/97

               SCHAUL JR.                   22
     6831      20895  CASHEW STREET              75000.

     2550880   WILDOMAR
     02
                                   12.99       74933.73     2
                                     242   117          81952
                                     239    14 $135,000 04/15/17
               CA      92595                 1      02/25/97

               REDMON                       20
     6832      7410  HARVEST STREET              39900.

     2550881   FONTANA
     02
                                   13.75       39625.35     2
                                     180   117         163554
                                     177    14 $175,000 02/25/12
               CA      92336                 1      02/13/97

               ORTEGA                       25
     6838      2669  CROOKED CREEK DRIVE         66500.

     2550882   DIAMOND BAR
     02
                                   12.25       66170.01     2
                                     182   119         147363
                                     179    14 $180,000 04/15/12
               CA      91765                 1      02/24/97

               JUAREZ                       20
     6839      1676  RIVERGLEN WAY               28100.

     2550883   COALINGA
     02
                                   15.25       27975.41     2
                                     181   125         126257
                                     178    14 $124,475 03/18/12
               CA      93210                 1      02/27/97

               KILLIAN                      23
     6841      1316  BAYSHIRE LANE               46000.

     2550884   HERNDON
     02
                                   14.75       45858.07     2
                                     181   125         128113
                                     178    14 $140,000 03/03/12
               VA      20170                 1      02/26/97






               MILLER                       22
     6842      1340  CABRILLO PARK DRIVE #B      25000.
     2550885   SANTA ANA
     02
                                   13.25       24955.10     2
                                     301    98          23570
                                     297    04  $50,000 02/15/22
               CA      92701                 1      01/23/97

               BRODOSI                      16
     6846      1622  RAYLAND DRIVE               25000.

     2550886   HICKORY
     02
                                   13.50       24956.67     2
                                     182   101          70213
                                     179    14  $95,000 04/15/12
               NC      28601                 1      02/25/97

               TAYLOR                       20
     6851      7224  HALLDALE AVENUE             25000.

     2550887   LOS ANGELES
     02
                                   13.75       24802.96     2
                                     121   121         113543
                                     118    14 $115,000 03/23/07
               CA      90047                 1      02/14/97

               CAMBARE                      19
     6853      3352  LOMBARDO DRIVE              40000.

     2550888   SANTA ANA
     02
                                   12.25       39921.40     2
                                     240   115         179072
                                     238    14 $192,000 03/28/17
               CA      92704                 1      03/03/97

               GAMEZ                        19
     6876      3528  NORTH BRUNSWICK AVENUE      40000.

     2550889   FRESNO
     02
                                   13.25       39675.23     2
                                     121   123         101289
                                     118    14 $115,000 03/22/07
               CA      93722                 1      02/13/97

               LOPEZ                        21
     6886      278  ESTHER AVENUE                25000.

     2550890   MOORPARK
     02
                                   13.99       24966.46     2
                                     301   109         142618
                                     299    14 $155,000 04/15/22
               CA      93021                 1      03/11/97

               LEMOS                        24
     6930      7119  HANOVER CIRCLE              34890.

     2550891   BAKERSFIELD
     02
                                   13.75       34862.08     2
                                     302   125          82900
                                     298    14  $94,250 03/08/22
               CA      93309                 1      01/30/97

               LETT                         20
     6938      1629  DOUBLEGROVE STREET          51500.

     2550892   WEST COVINA
     02
                                   13.50       51436.49     2
                                     300   123         138601
                                     297    14 $155,000 02/28/22
               CA      91791                 1      02/04/97

               CRUGER                       16
     6939      8401  CHIMINEAS AVENUE            30000.

     2550893   NORTHRIDGE
     02
                                   13.99       29962.06     2
                                     301   121         179105
                                     298    14 $173,000 03/02/22
               CA      91325                 1      02/19/97






               HALPIN                       21
     6945      271  ROUNDUP ROAD                 67500.
     2550896   GLENDORA
     02
                                   13.50       67416.74     2
                                     301   113         169440
                                     298    14 $210,000 03/05/22
               CA      91741                 1      02/21/97

               GLOVER                       27
     6947      6650  BAMBURGH DRIVE              60000.

     2550897   SAN DIEGO
     02
                                   14.75       59538.68     2
                                     300   118         146173
                                     298    14 $175,000 03/17/22
               CA      92117                 1      03/03/97

               BOOGHER                      22
     6953      304  BLUE RIDGE DRIVE             31500.

     2550898   YORK
     02
                                   15.99       31475.46     2
                                     300   110         101750
                                     297    14 $121,500 02/10/22
               PA      17402                 1      02/06/97

               LEVY                         21
     6962      2628  COFFEE TREE WAY             23000.

     2550899   ANTIOCH
     02
                                   13.25       22917.87     2
                                     181   116         128000
                                     178    14 $131,000 03/23/12
               CA      94509                 1      02/14/97

               MEDINA                       23
     6964      5050  BLUESTEM DRIVE              51500.

     2550900   COLORADO SPRINGS
     02
                                   12.99       51477.04     2
                                     301   125         100969
                                     299    14 $122,000 04/09/22
               CO      80917                 1      03/04/97

               HENRY                        19
     6965      9066  HARDESTY DRIVE              29300.

     2550901   CLINTON
     02
                                   15.25       29261.98     2
                                     240   117         154000
                                     238    14 $157,000 03/26/17
               MD      20735                 1      03/21/97

               DELGADILLO                   19
     6973      2425  WEST GLENCREST AVENUE       50000.

     2550902   ANAHEIM
     02
                                   15.75       49930.60     2
                                     182   124         156500
                                     179    14 $167,000 04/10/12
               CA      92801                 1      02/19/97

               MADONIA                      18
     6974      31995  CORTE ALGETE               40000.

     2550903   TEMECULA
     02
                                   12.99       39964.65     2
                                     242   119         107710
                                     239    14 $125,000 04/15/17
               CA      92592                 1      02/24/97

               ELLIOTT                      19
     6978      1710  MARENDA DRIVE               42790.

     2550904   DIXON
     02
                                   14.50       42760.88     2
                                     301   125         131434
                                     298    14 $140,000 03/20/22
               CA      95620                 1      02/27/97






               MORSE                        21
     6980      11884  MOUNT WILSON COURT         72000.
     2550905   RANCHO CUCAMONGA
     02
                                   15.25       71906.57     2
                                     241   123         134302
                                     238    14 $168,000 03/15/17
               CA      91737                 1      02/25/97

               BRIGANCE                     22
     6981      12673  STILL POND LANE            40000.

     2550906   HERNDON
     02
                                   14.75       39552.42     2
                                     241   104         224822
                                     238    14 $256,000 03/04/17
               VA      20171                 1      02/27/97

               WATERS                       23
     6988      5706  STONE MEADOW DRIVE          28400.

     2550907   FREDERICKSBURG
     02
                                   14.00       28341.07     2
                                     301   112          94081
                                     297    14 $110,000 02/20/22
               VA      22407                 1      01/31/97

               COGGINS JR.                  17
     6992      2813  NESTER COURT                16900.

     2550908   BOWIE
     02
                                   16.75       16732.23     2
                                     120   106         115000
                                     117    14 $125,000 02/24/07
               MD      20716                 1      02/18/97

               BOND                         19
     6993      1306  WHISTLE TOWN COURT          22000.

     2550909   CHESAPEAKE
     02
                                   16.50       21913.32     2
                                     180   118         118742
                                     177    14 $120,000 02/27/12
               VA      23320                 1      02/22/97

               MOSER                        22
     6994      26502  PASEO BELARDES             94000.

     2550910   SAN JUAN CAPISTRANO
     02
                                   12.25       93903.79     2
                                     301   125         199000
                                     298    04 $235,000 03/22/22
               CA      92675                 1      02/22/97

               CHRISTENSEN                  22
     6995      1019  1ST STREET                  23250.

     2550911   GLEN BURNIE
     02
                                   16.00       23154.33     2
                                     180   125         132810
                                     177    14 $125,000 02/28/12
               MD      21060                 1      02/07/97

               MCCRACKEN                    21
     6996      572  HOPE ROAD                    32000.

     2550912   STAFFORD
     02
                                   15.25       30909.80     2
                                      61   121         116093
                                      58    14 $123,250 03/04/02
               VA      22554                 1      02/27/97

               CONTE                        21
     6997      3603  APPLECROSS WAY              44000.

     2550913   CLINTON
     02
                                   17.25       43733.83     2
                                     240   107          89488
                                     237    14 $125,000 02/19/17
               MD      20735                 1      02/09/97






               STREJC                       15
     6998      3455  ANGEL                       25000.
     2550914   SAGINAW
     02
                                   15.25       24834.37     2
                                     180   125          37297
                                     178    14  $50,000 03/21/12
               MI      48601                 1      03/05/97

               CARSON                       20
     7000      2440  SHEVLIN STREET              35000.

     2550915   FERNDALE
     02
                                   15.25       34888.88     2
                                     180   125          80366
                                     178    14  $93,000 03/24/12
               MI      48220                 1      03/15/97

               NICKEL JR.                   20
     7010      5672  LEIDEN ROAD                 27600.

     2550916   BALTIMORE
     02
                                   13.75       27271.52     2
                                     180   104          53000
                                     178    14  $78,000 03/21/12
               MD      21206                 1      03/17/97

               RAUSCHKOLB                   20
     7015      1  ZION AVENUE                    22300.

     2550917   PITTSBURG
     02
                                   15.99       22239.15     2
                                     182   107         153000
                                     179    14 $165,000 04/03/12
               CA      94565                 1      02/20/97

               ESPINOZA                     23
     7016      533  WEST CORNELL DRIVE           35300.

     2550918   RIALTO
     02
                                   12.99       35268.33     2
                                     301   124          74372
                                     298    14  $88,500 03/23/22
               CA      92376                 1      02/14/97

               CASTILLO                     13
     7020      4404  VOGUE STREET                64000.

     2550919   LA MESA
     02
                                   13.99       63894.24     2
                                     182   111         118719
                                     179    14 $165,000 04/02/12
               NV      89129                 1      02/25/97

               PARENT                       23
     7022      9557  KRISTINE WAY                35500.

     2550920   WINDSOR
     02
                                   13.25       35373.22     2
                                     181   109         166000
                                     178    14 $185,000 03/28/12
               CA      95492                 1      02/19/97

               HUERTA                       21
     7029      338  ARBOR WAY                    42000.

     2550921   MILPITAS
     02
                                   12.25       41751.18     2
                                     181   122         177000
                                     178    14 $180,000 03/03/12
               CA      95035                 1      02/18/97

               O'SULLIVAN                   21
     7030      2110  DEERWOOD COURT              27200.

     2550922   MARTINEZ
     02
                                   12.99       27200.00     2
                                     301   111         171000
                                     300    14 $180,000 05/14/22
               CA      94553                 1      04/07/97






               HARRISON                     21
     7037      18534  BELSHIRE AVENUE            50000.
     2550923   ARTESIA
     02
                                   14.99       49968.91     2
                                     301   125         172471
                                     298    14 $178,000 03/28/22
               CA      90701                 1      02/28/97

               CARTER                       19
     7038      856  PISTACHIO AVENUE             25000.

     2550924   CLOVIS
     02
                                   13.99       24967.76     2
                                     301    93         136882
                                     298    14 $175,000 03/20/22
               CA      93611                 1      02/20/97

               CLAYTON                      23
     7039      1617  GIAMMONA COURT              23500.

     2550925   MODESTO
     02
                                   13.99       23463.61     2
                                     241   113         100120
                                     238    14 $110,000 03/26/17
               CA      95358                 1      02/22/97

               FREAS JR.                    20
     7041      362  VIA CAPRI                    36400.

     2550926   HEMET
     02
                                   14.25       36345.64     2
                                     241   125          71100
                                     238    14  $86,000 03/10/17
               CA      92545                 1      02/16/97

               GREENE                       22
     7043      7509  FREESTONE LANE              30000.

     2550927   LITTLEROCK
     02
                                   13.50       29947.50     2
                                     182   116         119048
                                     179    14 $129,403 04/15/12
               CA      93543                 1      02/25/97

               FERTAL                       18
     7046      31238  FLYING CLOUD DRIVE         33900.

     2550928   LAGUNA NIGUEL
     02
                                   13.25       33841.32     2
                                     300    75         161000
                                     297    04 $261,750 02/20/22
               CA      92677                 1      02/06/97

               ABNEY                        15
     7047      720  ARNCLIFFE ROAD               23500.

     2550929   BALTIMORE
     02
                                   16.50       23407.99     2
                                     180   110          72000
                                     177    14  $87,000 02/21/12
               MD      21221                 1      02/17/97

               BARTON                       22
     7048      12018  HEATHER DRIVE              39600.

     2550930   HAGERSTOWN
     02
                                   16.50       39444.98     2
                                     180   125          66649
                                     176    14  $85,000 01/28/12
               MD      21740                 1      01/23/97

               BOYLE                        17
     7051      4963  TIBBITT LANE                30000.

     2550931   BURKE
     02
                                   15.99       29484.06     2
                                     120   115         106808
                                     117    14 $120,000 02/19/07
               VA      22015                 1      02/13/97






               JARAMILLO                    20
     7055      722  WASATCH DRIVE                50000.
     2550932   FREMONT
     02
                                   14.25       49786.24     2
                                     181   116         170868
                                     178    14 $190,750 03/10/12
               CA      94536                 1      02/05/97

               PERRY                        20
     7065      41244  VIA CEDRO                  25000.

     2550934   MURRIETA
     02
                                   13.25       24971.93     2
                                     301   121          89300
                                     298    14  $95,000 03/16/22
               CA      92562                 1      02/07/97

               PATTERSON                    21
     7070      245  SOUTH VINE STREET            15000.

     2550935   ANAHEIM
     02
                                   13.99       14777.63     2
                                     181    91         147250
                                     178    14 $180,000 03/14/12
               CA      92805                 1      02/24/97

               SEEDER                       20
     7072      31685  BOBCAT WAY                 71200.

     2550936   CASTAIC
     02
                                   15.50       71159.76     2
                                     301   125         128795
                                     298    14 $160,000 03/27/22
               CA      91384                 1      02/18/97

               YOUNG                        15
     7073      25771  SERENATA DRIVE             26000.

     2550937   MISSION VIEJO
     02
                                   13.50       25978.58     2
                                     241    96         193500
                                     239    14 $230,000 04/10/17
               CA      92691                 1      03/05/97

               THORP                        18
     7080      23959  CADENZA DRIVE              25000.

     2550938   MURRIETA
     02
                                   13.75       24914.93     2
                                     181   110         149746
                                     178    14 $160,000 03/28/12
               CA      92562                 1      02/18/97

               HOUSEHOLDER                  17
     7081      1417  WEST 18TH STREET            34000.

     2550939   ANTIOCH
     02
                                   14.25       33975.76     2
                                     300   125         135000
                                     298    14 $136,000 03/28/22
               CA      94509                 1      03/12/97

               ALEXANDER JR.                23
     7082      1317  JODI DRIVE                  50000.

     2550940   LOMPOC
     02
                                   12.25       49902.27     2
                                     182   123         175094
                                     179    14 $183,750 04/26/12
               CA      93436                 1      02/22/97

               JOHNSON                      19
     7084      4627  ALMAYO AVENUE               21000.

     2550941   SAN DIEGO
     02
                                   13.25       20925.00     2
                                     181   104         149815
                                     178    14 $165,000 03/16/12
               CA      92117                 1      02/05/97






               WASHINGTON                   19
     7085      4244  SAN JUAN AVENUE             36000.
     2550942   OXNARD
     02
                                   12.25       35944.44     2
                                     301    97         147933
                                     298    14 $190,000 03/10/22
               CA      93033                 1      02/04/97

               COLLINS                      22
     7086      3846  SOUTH GIBRALTER STREET      50000.

     2550943   AURORA
     02
                                   14.25       49837.96     2
                                     181   123          92569
                                     178    14 $116,500 03/11/12
               CO      80013                 1      02/11/97

               BERNAL                       22
     7088      3219  GROGAN N.W.                 50000.

     2550944   ALBUQUERQUE
     02
                                   14.75       49967.50     2
                                     301   119          42608
                                     298    14  $78,000 03/14/22
               NM      87120                 1      02/12/97

               VALLE                        20
     7089      403  CHESTER ST                   39990.

     2550945   UNIONDALE
     02
                                   13.99       39896.61     2
                                     240   123         140614
                                     237    14 $148,000 02/21/17
               NY      11553                 1      02/17/97

               MARKEL                       14
     7090      31929  EMERALD LANE               50000.

     2550946   CASTAIC
     02
                                   13.25       49957.21     2
                                     301   125         172598
                                     298    14 $179,500 03/15/22
               CA      91384                 1      02/19/97

               SCHOOLEY                     21
     7102      5692  WEST BEECHWOOD AVENUE       17700.

     2550947   FRESNO
     02
                                   12.75       17676.00     2
                                     301   107         120445
                                     298    14 $130,000 03/28/22
               CA      93722                 1      02/19/97

               JACKSON                      50
     7104      45627  CAMINITO OLITE             75000.

     2550948   TEMECULA
     02
                                   13.99       74943.93     2
                                     301   119         156000
                                     298    14 $195,000 03/20/22
               CA      92592                 1      02/15/97

               RIDDLE                       20
     7111      25181  AVOCET CIRCLE              46500.

     2550949   HEMET
     02
                                   13.99       46388.26     2
                                     301   123          98736
                                     298    14 $119,000 03/02/22
               CA      92544                 1      02/18/97

               RICHTER                      18
     7114      1121  CLAYCREST                   24000.

     2550950   ST. CHARLES
     02
                                   13.25       23958.83     2
                                     242   119          94018
                                     239    14 $100,000 04/01/17
               MO      63304                 1      02/27/97






               HARRIS JR.                   22
     7115      14715  CLOYD WAY                  32500.
     2550951   WOODBRIDGE
     02
                                   14.25       31881.03     2
                                     120   114         151106
                                     117    14 $162,000 02/10/07
               VA      22193                 1      02/03/97

               HAWK                         21
     7116      4322  EBERSOLE DRIVE              61900.

     2550952   SAN DIEGO
     02
                                   16.75       61848.00     2
                                     300   123         112861
                                     296    14 $143,000 01/15/22
               CA      92154                 1      01/02/97

               CABALLA                      19
     7130      2308  WIND RIVER ROAD             49500.

     2550953   EL CAJON
     02
                                   13.99       49335.46     2
                                     181   110         181692
                                     178    14 $212,000 03/14/12
               CA      92019                 1      02/25/97

               LINTON                       21
     7133      44  PASEO ALBA                    40000.

     2550954   SAN CLEMENTE
     02
                                   12.75       39850.13     2
                                     180   119         284050
                                     177    14 $273,750 02/28/12
               CA      92672                 1      02/03/97

               ZAMORA                       23
     7135      17513  KITTRIDGE STREET           75000.

     2550955   VAN NUYS
     02
                                   13.75       74873.13     2
                                     181   116         178640
                                     179    14 $220,000 04/13/12
               CA      91406                 1      03/07/97

               HADE                         20
     7136      32525  LAKE BARLEE LANE           31750.

     2550956   FREMONT
     02
                                   12.75       31509.54     2
                                     181    91         171000
                                     177    14 $224,000 02/15/12
               CA      94555                 1      01/31/97

               WILLIAMS-SINGLETON           26
     7138      1915  NORTH MICHAEL WAY           35500.

     2550957   LAS VEGAS
     02
                                   12.75       35454.14     2
                                     302   125         144000
                                     298    14 $144,200 03/09/22
               NV      89108                 1      01/31/97

               OROZCO                       21
     7148      7458  MILWOOD AVENUE              30000.

     2550958   CANOGA PARK
     02
                                   14.25       29977.73     2
                                     241   116         108393
                                     239    14 $120,000 04/10/17
               CA      91303                 1      03/01/97

               CAMPBELL                     17
     7152      14050  BLUEFIN DRIVE              38500.

     2550959   WOODBRIDGE
     02
                                   15.99       38394.97     2
                                     180   112         168013
                                     178    14 $186,000 03/12/12
               VA      22193                 1      03/07/97






               UNDEN                        22
     7158      9937  HIGHWAY 79                  40000.
     2550960   DESCANSO
     02
                                   12.99       39928.92     2
                                     241    98         144500
                                     238    14 $190,000 03/15/17
               CA      91916                 1      02/20/97

               HILTON                       19
     7160      6176  ROBIN ROAD                  29000.

     2550961   SAN BERNARDINO
     02
                                   12.99       28625.84     2
                                     241   118         106188
                                     238    14 $115,000 03/15/17
               CA      92407                 1      02/19/97

               MAYNARD                      21
     7161      22715  VIA CASTILLA               40000.

     2550962   LAKE FOREST
     02
                                   12.25       39938.28     2
                                     300   125         141000
                                     297    04 $145,000 02/22/22
               CA      92630                 1      02/07/97

               RAMOS                        23
     7162      1632  YORK STREET                 20000.

     2550963   DELANO
     02
                                   12.75       19981.26     2
                                     302   115          83400
                                     298    14  $90,000 03/09/22
               CA      93215                 1      01/31/97

               RUMLEY                       21
     7163      23620  VIA ANDORRA                30000.

     2550964   VALENCIA
     02
                                   13.25       29782.28     2
                                     180   118         186542
                                     177    14 $185,000 02/25/12
               CA      91355                 1      02/07/97

               LUJAN                        22
     7164      8426  SAN MIGUEL AVENUE           16600.

     2550965   SOUTH GATE
     02
                                   13.99       16506.59     2
                                     181   111         127113
                                     179    14 $130,000 04/15/12
               CA      90280                 1      03/26/97

               SANCHEZ                      20
     7170      1128  MORSE STREET                70000.

     2550966   SAN JOSE
     02
                                   12.25       69724.95     2
                                     181   109         263000
                                     178    14 $308,250 03/15/12
               CA      95126                 1      02/06/97

               NAVARRO                      21
     7172      840  EAST BASTANCHURY ROAD        48000.

     2550967   PLACENTIA
     02
                                   13.25       47394.95     2
                                     241   125         148000
                                     238    14 $157,000 03/14/17
               CA      92870                 1      02/03/97

               WINTERS                      23
     7173      4  TARA DRIVE                     50000.

     2550968   COLUSA
     02
                                   13.99       49922.59     2
                                     242   122         150570
                                     238    14 $165,000 03/12/17
               CA      95932                 1      01/15/97






               SCHEIDECKER                  18
     7175      17680  TREAT AVENUE               54500.
     2550969   ANDERSON
     02
                                   12.75       54448.97     2
                                     301   106          77700
                                     298    14 $125,000 03/20/22
               CA      96007                 1      02/19/97

               ELDER                        22
     7180      3907  BUCK CREEK ROAD             60000.

     2550970   TEMPLE HILLS
     02
                                   13.50       59949.72     2
                                     301   124         138000
                                     298    14 $160,000 03/11/22
               MD      20748                 1      02/24/97

               ELLARD                       42
     7183      4176  CORALEE LANE                42800.

     2550971
     02


[NY01B:338109.3]  16069-00399  06/25/97 4:54pm

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Purchaser,

                                       and

                         RESIDENTIAL FUNDING CORPORATION

                                    as Seller









                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 26, 1997















[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                       TABLE OF CONTENTS


                                                                      Page
             ARTICLE I

            DEFINITIONS

Section 1.1. Definitions................................................. 1
             -----------
            ARTICLE II

                SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1. Sale of Mortgage Loans...................................... 2
             ----------------------

Section 2.2. Payment of Purchase Price................................... 4
             -------------------------
            ARTICLE III

              REPRESENTATIONS AND WARRANTIES;
               REMEDIES FOR BREACH

Section 3.1. Seller Representations and Warranties....................... 4
             -------------------------------------
            ARTICLE IV

              SELLER'S COVENANTS

Section 4.1. Covenants of the Seller.....................................12
             -----------------------
             ARTICLE V

             SERVICING

Section 5.1. Servicing...................................................12
             ---------
            ARTICLE VI

              INDEMNIFICATION BY THE SELLER
              WITH RESPECT TO THE MORTGAGE

Section 6.1. Indemnification With Respect to the Mortgage Loans..........12
             --------------------------------------------------

Section 6.2. Limitation on Liability of the Seller.......................12
             -------------------------------------
            ARTICLE VII

            TERMINATION


                                       -i-
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



Section 7.1.Termination..................................................13
            -----------
             ARTICLE VIII

             MISCELLANEOUS PROVISIONS

Section 8.1.Amendment....................................................13
            ---------

Section 8.2.GOVERNING LAW................................................13
            -------------

Section 8.3.Notices......................................................14
            -------

Section 8.4.Severability of Provisions...................................14
            --------------------------

Section 8.5.Relationship of Parties......................................14
            -----------------------

Section 8.6.Counterparts.................................................14
            ------------

Section 8.7.Further Agreements...........................................14
            ------------------

Section 8.8.Intention of the Parties.....................................15
            ------------------------

Section 8.9.Successors and Assigns; Assignment of This Agreement.........15
            ----------------------------------------------------

Section 8.10Survival.....................................................15
            --------



                                      -ii-
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


                                                                    Page

Exhibits

Exhibit 1                  Mortgage Loan Schedule

                                      -iii-
[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                  This MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of June 26, 1997, is made between Residential Funding Corporation (the "Seller") and Residential Funding Mortgage Securities II, Inc. (the "Purchaser").

                              W I T N E S S E T H :

                  WHEREAS, the Seller owns Mortgage Loans and the Related Documents for the mortgage loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (collectively, the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Mortgage Loans to the Issuer in exchange for the cash proceeds of the Securities;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates, evidencing the beneficial ownership interest in the Trust;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Mortgage Loans;

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated June 26, 1997 (the "Indenture"), between Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.


[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1.              Sale of Mortgage Loans.

                  (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Mortgage Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-off Date Loan Balances, as of the Closing Date, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

                  (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans specifying for each Mortgage Loan (i) its account number and (ii) its Cut-off Date Loan Balance. Such lists, which form part of the Mortgage Loan Schedule, shall be marked as Exhibit 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

                  (c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Custodian, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                         (i) the original Mortgage Note endorsed without recourse in blank or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

                        (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the public recording office in which such original Mortgage has been recorded;

                       (iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form to "The Chase Manhattan Bank as trustee" c/o the Seller at an address specified by the Seller;


[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                        (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded; and

                         (v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan.

                  Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Credit Enhancer in such Mortgage Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section
3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

                  Within 60 days after the receipt by the Master Servicer of the recording information, the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph.

                  In the event that the Seller delivers to the Custodian on behalf of the Indenture Trustee any Mortgage Note or assignment in blank, the Seller shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the assignment within 45 days after the Closing Date.

                  In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.


[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

                  (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Minnesota
(which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Mortgage Loan and the proceeds thereof.

                  Section 2.2.              Payment of Purchase Price.

          (a) The "Purchase Price" for the Mortgage Loans shall be an amount equal to $4,029,776.13 in immediately available funds.
                  (b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a); provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. In addition, the Purchaser agrees to cause Master Financial, Inc., to transfer to the Seller a 50.00% Certificate Percentage Interest in the Certificates on the Closing Date.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section  3.1.  Seller  Representations  and  Warranties.   The  Seller
     represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):
         (a)      As to the Seller:

[NY01B:340848.3]  16069-00399  06/25/97 4:57pm

                         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

                        (ii) The  Seller  has the power and  authority  to make,
         execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                       (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                        (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

                         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

                        (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of

[NY01B:340848.3]  16069-00399  06/25/97 4:57pm
         creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                       (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller; and

                      (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder.

         (b)      As to the Mortgage Loans:

                         (i) The information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

                        (ii)        None of the Mortgage Loans are Title I
 Loans;

                       (iii) The related Mortgage Note and the Mortgage have not
         been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

          (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage;

          (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

          (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;
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

                       (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

          (viii) As of the Cut-off Date, no Mortgage Loan was 30 days or more delinquent;

          (ix) For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                         (x) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

                        (xi) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

          (xii)  None  of  the  Mortgaged  Properties  is  a  mobile  home  or a
     manufactured   housing  unit  that  is  not  permanently  attached  to  its foundation;

          (xiii) No more than 54.2% of the Mortgage Loans, by Cut-off Date Loan Balance, are secured by Mortgaged Properties located in California;

          (xiv) As of the Cut-off Date, 85.8% of the Mortgage Loans had a Combined Loan-to-Value Ratio in excess of 100%;
                        (xv)        [Reserved];

          (xvi) The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

                      (xvii)        [Reserved];

                     (xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;


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

          (xix) Each Mortgage is substantially similar one to the other and is an enforceable obligation of the related Mortgagor;

          (xx) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

                       (xxi) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

                      (xxii)        [Reserved];

   (xxiii)    None of the Mortgage Loans are reverse mortgage loans;

                      (xxiv) No Mortgage Loan has an original term to maturity of less than 180 months. All of the Mortgage Loans are fixed rate and are fully amortizing. As of the Cut-off Date, the Mortgage Rates on the Mortgage Loans range between 11.88% and 16.5% and the weighted average Mortgage Rate is approximately 13.63% The weighted average remaining term to scheduled maturity of the Mortgage Loans as of the Cut-off Date is approximately 178 months;

                       (xxv) (A) Each Mortgaged Property with respect to the Mortgage Loans consists of a single parcel of real property with a single family residence erected thereon, manufactured housing or an individual condominium unit. (B) With respect to the Mortgage Loans (i) approximately 7.45% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units and (ii) approximately 80.09% (by Cut-off Date Loan Balance) are secured by real property with a single family residence erected thereon;

                      (xxvi)        All of the Mortgage Loans are second liens;

                     (xxvii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Mortgage Loans and has been servicing the Mortgage Loans prior to the Cut-off Date in accordance with the terms of the Program Guide;

                    (xxviii) For each Mortgage Loan, flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement. For each Mortgage Loan (other than an FHA Title I
         Loan), hazard insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement;


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

                      (xxix) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                       (xxx) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

                      (xxxi) With respect to each Mortgage Loan that is a second or third lien, either (i) no consent for the Mortgage Loan was required by the holder of the related prior lien or liens or (ii) such consent has been obtained and is contained in the mortgage file;

                     (xxxii) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                    (xxxiii) Each FHA Title I Loan has been submitted to the FHA for insurance pursuant to the FHA Title I loan program and each FHA Title I Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program within 240 days from the date hereof; and

                     (xxxiv) The portion of the FHA Reserve Amount with respect to each FHA Title I Loan has been or will be transferred to the Title I Contract Holder within 240 days from the date hereof.

         (c) Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Mortgage Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

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

                  Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) above with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

                  The Seller may only substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1 if the Seller obtains an Opinion of Counsel generally to the effect that the substitution of an Eligible Substitute Loan or Loans for a Deleted Loan will not cause an entity level federal or state income tax to be imposed on the Owner Trust. The Seller shall also deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Owner Trust and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment has been received by the Owner Trust, for such month in respect of the Deleted Loan. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii), (xiii), (xiv), (xxv)(B) and (xxvi) (and other than clauses (ii), (xxxiii) and (xxxiv) if such Mortgage Loan substituted by the Seller is not a Title I Loan)) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as

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
provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee shall release to the Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

                  It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein, the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to

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
and under the Mortgage Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.


                                    ARTICLE V

                                    SERVICING

          Section 5.1. Servicing. The Seller will service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Mortgage Loans directly or through one or more subservicers in accordance therewith.

                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

                  Section 6.1. Indemnification With Respect to the Mortgage Loans. The Seller shall indemnify and hold harmless the Purchaser from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this Agreement which materially and adversely affects the Purchaser's interest in any Mortgage Loan or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or negligence or as a result of the breach by the Purchaser of its obligations hereunder.

                  Section 6.2. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller shall not be under any liability to the Owner Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


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

                                   ARTICLE VII

                                   TERMINATION

                  Section 7.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Owner Trust pursuant to the terms of the Trust Agreement.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
                  Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)      if to the Seller:

                                    Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota  55437
                                    Attention:Home Loan Trust 1997-HI3

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

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

                  (ii)     if to the Purchaser:

                Residential Funding Mortgage Securities II, Inc.
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota 55437
                                    Attention: Home Loan Trust 1997-HI3

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.
                  Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

                  Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
                  Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans, rather than a loan by the Purchaser to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

          Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement
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
cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of transferring them to the Issuer, which will issue Certificates representing interests in and Notes secured by such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all the Purchaser's rights against the Seller pursuant to this Agreement, insofar as such rights relate to Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

          Section 8.10. Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.
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



                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.
                                              as Purchaser


                                     By:
                                      Name:
                                     Title:



                                        RESIDENTIAL FUNDING CORPORATION
                                                 as Seller


                                        By:
                                      Name:
                                        Title:            Director

                                    Exhibit 1

                             MORTGAGE LOAN SCHEDULE



                           TO BE PROVIDED UPON REQUEST

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

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Purchaser,

                                       and

                         RESIDENTIAL FUNDING CORPORATION

                                    as Seller









                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 26, 1997















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



                       TABLE OF CONTENTS


                                                                      Page
             ARTICLE I

            DEFINITIONS

Section 1.1. Definitions................................................. 1
             -----------
            ARTICLE II

                SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

Section 2.1. Sale of Mortgage Loans...................................... 2
             ----------------------

Section 2.2. Payment of Purchase Price................................... 4
             -------------------------
            ARTICLE III

              REPRESENTATIONS AND WARRANTIES;
               REMEDIES FOR BREACH

Section 3.1. Seller Representations and Warranties....................... 4
             -------------------------------------
            ARTICLE IV

              SELLER'S COVENANTS

Section 4.1. Covenants of the Seller.....................................12
             -----------------------
             ARTICLE V

             SERVICING

Section 5.1. Servicing...................................................12
             ---------
            ARTICLE VI

              INDEMNIFICATION BY THE SELLER
              WITH RESPECT TO THE MORTGAGE

Section 6.1. Indemnification With Respect to the Mortgage Loans..........12
             --------------------------------------------------

Section 6.2. Limitation on Liability of the Seller.......................12
             -------------------------------------
            ARTICLE VII

            TERMINATION


                                       -i-
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Section 7.1.Termination..................................................13
            -----------
             ARTICLE VIII

             MISCELLANEOUS PROVISIONS

Section 8.1.Amendment....................................................13
            ---------

Section 8.2.GOVERNING LAW................................................13
            -------------

Section 8.3.Notices......................................................14
            -------

Section 8.4.Severability of Provisions...................................14
            --------------------------

Section 8.5.Relationship of Parties......................................14
            -----------------------

Section 8.6.Counterparts.................................................14
            ------------

Section 8.7.Further Agreements...........................................14
            ------------------

Section 8.8.Intention of the Parties.....................................15
            ------------------------

Section 8.9.Successors and Assigns; Assignment of This Agreement.........15
            ----------------------------------------------------

Section 8.10Survival.....................................................15
            --------



                                      -ii-
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                                                                    Page

Exhibits

Exhibit 1                  Mortgage Loan Schedule

                                      -iii-
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                  This  MORTGAGE  LOAN PURCHASE  AGREEMENT  (this  "Agreement"), dated as of June 26, 1997, is made between  Residential Funding Corporation (the
"Seller")  and   Residential   Funding   Mortgage   Securities   II,  Inc.  (the
"Purchaser").

                              W I T N E S S E T H :

                  WHEREAS, the Seller owns Mortgage Loans and the Related Documents for the mortgage loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (collectively, the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Mortgage Loans to the Issuer in exchange for the cash proceeds of the Securities;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates, evidencing the beneficial ownership interest in the Trust;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Mortgage Loans;

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated June 26, 1997 (the "Indenture"), between Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.


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

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1.              Sale of Mortgage Loans.

                  (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Mortgage Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date; (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of the foregoing. Such conveyance shall be deemed to be made: with respect to the Cut-off Date Loan Balances, as of the Closing Date, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

                  (b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser true and complete lists of all of the Mortgage Loans specifying for each Mortgage Loan (i) its account number and (ii) its Cut-off Date Loan Balance. Such lists, which form part of the Mortgage Loan Schedule, shall be marked as Exhibit 1 to this Agreement and are hereby incorporated into and made a part of this Agreement.

                  (c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Custodian, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                         (i) the original Mortgage Note endorsed without recourse in blank or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

                        (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the public recording office in which such original Mortgage has been recorded;

                       (iii) assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form to "The Chase Manhattan Bank as trustee" c/o the Seller at an address specified by the Seller;


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

                        (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded; and

                         (v) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan.

                  Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, if a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Credit Enhancer in such Mortgage Loan, including the Seller's failure to deliver any document required to be delivered to the Custodian on behalf of the Indenture Trustee (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section
3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

                  Within 60 days after the receipt by the Master Servicer of the recording information, the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph.

                  In the event that the Seller delivers to the Custodian on behalf of the Indenture Trustee any Mortgage Note or assignment in blank, the Seller shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the assignment within 45 days after the Closing Date.

                  In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the respective Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.


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

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

                  (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Minnesota
(which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Mortgage Loan and the proceeds thereof.

                  Section 2.2.              Payment of Purchase Price.

          (a) The "Purchase Price" for the Mortgage Loans shall be an amount equal to $4,029,776.13 in immediately available funds.
                  (b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a); provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. In addition, the Purchaser agrees to cause Master Financial, Inc., to transfer to the Seller a 50.00% Certificate Percentage Interest in the Certificates on the Closing Date.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section  3.1.  Seller  Representations  and  Warranties.   The  Seller
     represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):
         (a)      As to the Seller:

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

                         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

                        (ii) The  Seller  has the power and  authority  to make,
         execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                       (iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                        (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

                         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

                        (vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of

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
         creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                       (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller; and

                      (viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder.

         (b)      As to the Mortgage Loans:

                         (i) The information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

                        (ii)        None of the Mortgage Loans are Title I
 Loans;

                       (iii) The related Mortgage Note and the Mortgage have not
         been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;

          (iv) To the best of Seller's knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage;

          (v) To the best of Seller's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

          (vi) To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;
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

                       (vii) To the best of Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

          (viii) As of the Cut-off Date, no Mortgage Loan was 30 days or more delinquent;

          (ix) For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                         (x) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws;

                        (xi) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

          (xii)  None  of  the  Mortgaged  Properties  is  a  mobile  home  or a
     manufactured   housing  unit  that  is  not  permanently  attached  to  its foundation;

          (xiii) No more than 54.2% of the Mortgage Loans, by Cut-off Date Loan Balance, are secured by Mortgaged Properties located in California;

          (xiv) As of the Cut-off Date, 85.8% of the Mortgage Loans had a Combined Loan-to-Value Ratio in excess of 100%;
                        (xv)        [Reserved];

          (xvi) The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

                      (xvii)        [Reserved];

                     (xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;


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

          (xix) Each Mortgage is substantially similar one to the other and is an enforceable obligation of the related Mortgagor;

          (xx) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

                       (xxi) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

                      (xxii)        [Reserved];

   (xxiii)    None of the Mortgage Loans are reverse mortgage loans;

                      (xxiv) No Mortgage Loan has an original term to maturity of less than 180 months. All of the Mortgage Loans are fixed rate and are fully amortizing. As of the Cut-off Date, the Mortgage Rates on the Mortgage Loans range between 11.88% and 16.5% and the weighted average Mortgage Rate is approximately 13.63% The weighted average remaining term to scheduled maturity of the Mortgage Loans as of the Cut-off Date is approximately 178 months;

                       (xxv) (A) Each Mortgaged Property with respect to the Mortgage Loans consists of a single parcel of real property with a single family residence erected thereon, manufactured housing or an individual condominium unit. (B) With respect to the Mortgage Loans (i) approximately 7.45% (by Cut-off Date Loan Balance) are secured by real property improved by individual condominium units and (ii) approximately 80.09% (by Cut-off Date Loan Balance) are secured by real property with a single family residence erected thereon;

                      (xxvi)        All of the Mortgage Loans are second liens;

                     (xxvii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Mortgage Loans and has been servicing the Mortgage Loans prior to the Cut-off Date in accordance with the terms of the Program Guide;

                    (xxviii) For each Mortgage Loan, flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement. For each Mortgage Loan (other than an FHA Title I
         Loan), hazard insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement;


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

                      (xxix) There is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                       (xxx) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

                      (xxxi) With respect to each Mortgage Loan that is a second or third lien, either (i) no consent for the Mortgage Loan was required by the holder of the related prior lien or liens or (ii) such consent has been obtained and is contained in the mortgage file;

                     (xxxii) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                    (xxxiii) Each FHA Title I Loan has been submitted to the FHA for insurance pursuant to the FHA Title I loan program and each FHA Title I Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program within 240 days from the date hereof; and

                     (xxxiv) The portion of the FHA Reserve Amount with respect to each FHA Title I Loan has been or will be transferred to the Title I Contract Holder within 240 days from the date hereof.

         (c) Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Mortgage Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

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

                  Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) above with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

                  The Seller may only substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1 if the Seller obtains an Opinion of Counsel generally to the effect that the substitution of an Eligible Substitute Loan or Loans for a Deleted Loan will not cause an entity level federal or state income tax to be imposed on the Owner Trust. The Seller shall also deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Owner Trust and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment has been received by the Owner Trust, for such month in respect of the Deleted Loan. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii), (xiii), (xiv), (xxv)(B) and (xxvi) (and other than clauses (ii), (xxxiii) and (xxxiv) if such Mortgage Loan substituted by the Seller is not a Title I Loan)) as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as

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
provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee shall release to the Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

                  It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 6.1 of this Agreement, constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein, the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to

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
and under the Mortgage Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings.


                                    ARTICLE V

                                    SERVICING

          Section 5.1. Servicing. The Seller will service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Mortgage Loans directly or through one or more subservicers in accordance therewith.

                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

                  Section 6.1. Indemnification With Respect to the Mortgage Loans. The Seller shall indemnify and hold harmless the Purchaser from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.1 of this Agreement which materially and adversely affects the Purchaser's interest in any Mortgage Loan or from the failure by the Seller to perform its obligations under this Agreement in any material respect, provided that the Seller shall have no obligation to indemnify the Purchaser in respect of any loss, liability or expense that arises as a result of the Purchaser's willful malfeasance, bad faith or negligence or as a result of the breach by the Purchaser of its obligations hereunder.

                  Section 6.2. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller shall not be under any liability to the Owner Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


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

                                   ARTICLE VII

                                   TERMINATION

                  Section 7.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Owner Trust pursuant to the terms of the Trust Agreement.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
                  Section 8.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)      if to the Seller:

                                    Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota  55437
                                    Attention:Home Loan Trust 1997-HI3

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

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

                  (ii)     if to the Purchaser:

                Residential Funding Mortgage Securities II, Inc.
                                    8400 Normandale Lake Boulevard
                                    Suite 700
                                    Minneapolis, Minnesota 55437
                                    Attention: Home Loan Trust 1997-HI3

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.
                  Section 8.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

                  Section 8.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
                  Section 8.8. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans, rather than a loan by the Purchaser to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

          Section 8.9. Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement
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
cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of transferring them to the Issuer, which will issue Certificates representing interests in and Notes secured by such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all the Purchaser's rights against the Seller pursuant to this Agreement, insofar as such rights relate to Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

          Section 8.10. Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.
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



                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.
                                              as Purchaser


                                     By:
                                      Name:
                                     Title:



                                        RESIDENTIAL FUNDING CORPORATION
                                                 as Seller


                                        By:
                                      Name:
                                        Title:            Director

                                    Exhibit 1

                             MORTGAGE LOAN SCHEDULE



                           TO BE PROVIDED UPON REQUEST

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

                        RESIDENTIAL FUNDING CORPORATION,
                   as Master Servicer, Title I Contract Holder
                          and FHA Claims Administrator,



                            HOME LOAN TRUST 1997-HI3,
                                    as Issuer


                                       and


                            THE CHASE MANHATTAN BANK
                              as Indenture Trustee


                             ----------------------

                               SERVICING AGREEMENT

                            Dated as of June 26, 1997

                             ----------------------













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



                   TABLE OF CONTENTS

                                                                   Page

              ARTICLE I

              Definitions

Section 1.01.  Definitions..................................................  1
               -----------
Section 1.02.  Other Definitional Provisions................................  1
               -----------------------------
Section 1.03.  Interest Calculations........................................  2
               ---------------------

                  ARTICLE II

                Representations and Warranties

Section 2.01.  Representations and Warranties Regarding the Master
              Servicer...................................................... 3
                  --------
Section 2.02.  Representations and Warranties of the Issuer.................  4
               --------------------------------------------
Section 2.03.  Enforcement of Representations and Warranties................  4
               ---------------------------------------------

                ARTICLE III

                  Administration and Servicing
                     of Mortgage Loans

Section 3.01.The Master Servicer........................................... 6
             -------------------
Section 3.02.Collection of Certain Mortgage Loan Payments.................. 8
             --------------------------------------------
Section 3.03.Withdrawals from the Custodial Account........................10
             --------------------------------------
Section 3.04.Maintenance of Hazard Insurance; Property Protection
                 Expenses.................................................12
Section 3.05.Modification Agreements.......................................13
Section 3.06.Trust Estate; Related Documents...............................13
Section 3.07.Realization Upon Defaulted Mortgage Loans.....................14
Section 3.08.Issuer and Indenture Trustee to Cooperate.....................15
Section 3.09.Servicing Compensation; Payment of Certain Expenses by
                Master Servicer.......................................... 16
Section 3.10.Annual Statement as to Compliance.............................17
             ---------------------------------
Section 3.11.Annual Servicing Report.......................................17
             -----------------------
Section 3.12.Access to Certain Documentation and Information
               Regarding the Mortgage Loans................................ 18
Section 3.13.Maintenance of Certain Servicing Insurance Policies...........18
             ---------------------------------------------------
Section 3.14.Information Required by the Internal Revenue Service and
             Reports of Foreclosures and Abandonments of Mortgaged Property.18
Section 3.15.Optional Repurchase of Defaulted Mortgage Loans...............18
Section 3.16.Claim for FHA Insurance and Foreclosure.......................18


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                                                    i

                                                                       Page



                        ARTICLE IV

                   Servicing Certificate

Section 4.01.    Statements to Securityholders......................... 22
                 -----------------------------
Section 4.02.    Tax Reporting......................................... 24
                 -------------

                ARTICLE V

             Payment Account
Section 5.01.    Payment Account....................................... 25
                 ---------------

                          ARTICLE VI

                      The Master Servicer

Section 6.01. Liability of the Master Servicer...................... 26
              --------------------------------
Section 6.02. Merger or Consolidation of, or Assumption of the
              ------------------------------------------------
              Obligations of, the Master Servicer.......................... 26
Section 6.03. Limitation on Liability of the Master Servicer and
                  Others.................................................... 26
Section 6.04. Master Servicer Not to Resign............................... 27
              -----------------------------
Section 6.05. Delegation of Duties........................................ 27
              --------------------
Section 6.06. Master Servicer to Pay Indenture Trustee's and Owner
                  Trustee's Fees and Expenses; Indemnification............ 28

              ARTICLE VII

              Default

Section 7.01. Servicing Default..........................................30
              -----------------
Section 7.02. Indenture Trustee to Act; Appointment of Successor.........32
              --------------------------------------------------
Section 7.03. Notification to Securityholders............................33
              -------------------------------

             ARTICLE VIII

              Miscellaneous Provisions

Section 8.01. Amendment..................................................34
              ---------
SECTION 8.02. GOVERNING LAW..............................................34
              -------------
Section 8.03. Notices....................................................34
              -------
Section 8.04. Severability of Provisions.................................34
              --------------------------
Section 8.05. Third-Party Beneficiaries..................................35
              -------------------------

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                                                    ii

                                                                      Page



Section 8.06.  Counterparts................................................35
               ------------
Section 8.07.  Effect of Headings and Table of Contents....................35
               ----------------------------------------
Section 8.08.  Termination Upon Purchase by the Master Servicer or
              Liquidation of All Mortgage Loans; Partial Redemption........ 35
Section 8.09.  Certain Matters Affecting the Indenture Trustee.............35
Section 8.10.  Owner Trustee Not Liable for Related Documents..............36

              ARTICLE IX

               Concerning the Title I Contract Holder

Section 9.01.  Compliance with Title I and Filing of FHA Claims............37
               ------------------------------------------------
Section 9.02.  Regarding the Title I Contract Holder.......................37
               -------------------------------------


EXHIBIT A - MORTGAGE LOAN SCHEDULE.........................................A-1
EXHIBIT B - POWER OF ATTORNEY..............................................B-1
EXHIBIT C - FORM OF REQUEST FOR RELEASE....................................D-1


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                                       iii

                  This Servicing Agreement, dated as of June 26, 1997, among Residential Funding Corporation (in each capacity, as applicable, the "Master Servicer", the "Title I Contract Holder" and the "FHA Claims Administrator"), the Home Loan Trust 1997-HI3 (the "Issuer"), and The Chase Manhattan Bank (the "Indenture Trustee"),


                                           W I T N E S S E T H T H A T:


                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreements, Residential Funding Corporation (in its capacity as Seller) and Master Financial will sell to the Depositor the Mortgage Loans pursuant to the terms of the Mortgage Loan Purchase Agreements together with the Related Documents on the Closing Date;

                  WHEREAS, the Depositor will sell the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreements to the Issuer, together with the Related Documents on the Closing Date;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

          WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes;

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated June 26, 1997 (the "Indenture"), between Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank, as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.02. Other Definitional Provisions. (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

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



         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d)  The  definitions   contained  in  this  Servicing   Agreement  are
applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Loan Balance of a Mortgage Loan shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. All calculations of interest on the Notes shall be made on the basis of a 30-day month and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

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                                                         2

                                   ARTICLE II

                         Representations and Warranties

          Section 2.01. Representations and Warranties Regarding the Master Servicer. The Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Cut-off Date:
                         (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer;

                        (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                       (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                        (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

                         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Master Servicer

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



         has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

         The  foregoing   representations   and  warranties  shall  survive  any
termination of the Master Servicer hereunder.

         Section 2.02. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Master Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Cut-off Date:

                         (i) The Issuer is a business  trust duly  formed and in
         good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

                        (ii) The execution and delivery by the Issuer of this Servicing Agreement and the performance by the Issuer of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

         Section 2.03. Enforcement of Representations and Warranties. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Issuer, shall enforce the representations and warranties of Residential Funding and Master Financial pursuant to the Mortgage Loan Purchase Agreements. Upon the discovery by Residential Funding, Master Financial, the Depositor, the Master Servicer, the Indenture Trustee, the Credit Enhancer, the Issuer, or any Custodian of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreements, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding or Master Financial of such breach and request that, pursuant to the terms of the related Mortgage Loan Purchase Agreement, Residential Funding or Master Financial either (i) cure such breach in all material respects within 45 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the related Mortgage Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the related Mortgage Loan Purchase Agreement) from the date Residential Funding or Master Financial was notified of such breach or (ii) purchase such Mortgage Loan at the price and in the manner set forth in Section 3.1(c) of the related Mortgage Loan Purchase Agreement; provided that

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Residential  Funding or Master Financial  shall,  subject to compliance with all the conditions set forth in the related Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan. In the event that Residential Funding or Master Financial elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(c) of the Mortgage Loan Purchase Agreement, Residential Funding or Master Financial shall deliver to the Issuer with respect to such Eligible Substitute Loans, the Mortgage, and such other documents and agreements as are required by the related Mortgage Loan Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Trust and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding or Master Financial on the next succeeding Payment Date provided a payment at least equal to the applicable Monthly Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Loans and the Master Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is understood and agreed that the obligation of Residential Funding or Master Financial to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, against Residential Funding or Master Financial. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding or Master Financial, the Issuer shall assign to Residential Funding or Master Financial, as applicable, all of its right, title and interest in respect of the related Mortgage Loan Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Master Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer which the Indenture Trustee shall execute.

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



                                   ARTICLE III

                          Administration and Servicing
                                of Mortgage Loans

         Section 3.01. The Master Servicer. (a) The Master Servicer shall service and administer the Mortgage Loans in a manner generally consistent with the terms of the Program Guide and in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities, and in addition, with respect to the Title I Loans, shall service and administer the Title I Loans in accordance with the Title I Regulations (except for good-faith disputes relating to Title I Regulations or such FHA Insurance) so that the related FHA Insurance remains in full force and effect, and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Issuer, the Indenture Trustee, as pledgee of the Mortgage Loans; and for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide and the Title I Regulations, as applicable. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Master Servicer and, if required by the Title I Regulations with respect to the Title I Loans, shall furnish the Title I Contract Holder or FHA Claims Administrator, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer, the Title I Contract Holder or FHA Claims Administrator, as appropriate, to carry out their servicing and administrative duties hereunder. In addition, the Master Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a "credit score" from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Master Servicer a limited power of attorney generally in the form of Exhibit B hereto.

         If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

         (i) with respect to Mortgage Loans other than Title I Loans, the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the borrower does not receive any cash from the refinancing), the Combined Loan-to-Value Ratio may increase to the extent of either (a) the

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



reasonable closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged Property, if the borrower is in good standing;

(ii) with respect to Title I Loans, such refinancing meets the requirements of HUD;
         (iii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided, however if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior lien; and

          (iv) the loan evidencing the refinanced senior lien is not subject to negative amortization. The relationship of the Master Servicer (and of any successor to the
Master Servicer as servicer under this Servicing Agreement) to the Issuer under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. References in this Servicing Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and any amount actually received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Master Servicer whether or not actually received by the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Master Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. The Master Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Sub-servicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated

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



Master Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trust Estate, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.02. Collection of Certain Mortgage Loan Payments. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement and generally consistent with the Program Guide and with respect to the Title I Loans, the Title I Regulations, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided such arrangement is generally consistent with the Master Servicer's policies with respect to mortgage loans similar to those in the Mortgage Pool (meaning, mortgage loans used for home improvement or debt consolidation) and with respect to the Title I Loans, the Title I Regulations; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The Master Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy (including, if applicable, FHA
Insurance) or materially adversely affect the lien of the related Mortgage (except as described below) or the interests of the Securityholder or the Credit Enhancer. Consistent with the terms of this Servicing Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Credit Enhancer and would not impair the FHA Insurance, if applicable, provided, however, that the Master Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, and if such Mortgage Loan is a Title

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



I Loan, only if such modification would not impair the FHA Insurance and is allowable under the Title I Regulations. In connection with any of the foregoing modifications to a Title I Loan, the Master Servicer shall or shall cause the FHA Claims Administrator to submit to HUD within the required time period any reports required by the Title I Regulations.

                  In addition to the foregoing, the Master Servicer or any Subservicer may in its discretion enter into an agreement with a Mortgagor to release (a "Release Agreement") the lien on the Mortgaged Property relating to a Mortgage Loan and take an unsecured note if, at the time the Release Agreement is executed, the Mortgage Loan is current in payment of principal and interest and has a Combined Loan-to-Value Ratio which exceeds 100%, provided, however, the Master Servicer or any Subservicer shall not enter into a Release Agreement if such Release Agreement would: (i) change the nature of the Mortgage Note from recourse of the borrower to nonrecourse; (ii) impair the FHA Insurance with respect to a Title I Loan; (iii) change the related Mortgage Rate or remaining term to maturity; or (iv) reduce the likelihood of the timely payment of amounts due on such Mortgage Loan. The Master Servicer or any Subservicer in the aggregate shall not enter into (i) with respect to the Mortgage Loans, other than the Title I Loans, more than 10 Release Agreements during any calendar year and (ii) with respect to the Title I Loans, a Release Agreement if doing so would cause the aggregate amount of all outstanding Release Agreements relating to the Title I Loans to be greater than the FHA Reserve relating to the Title I Loans, provided, however, in no event shall the Master Servicer or any Subservicer enter into a Release Agreement if at the time the aggregate amount of all outstanding Release Agreements equals or exceeds 5% of the Pool Balance.

         (b) The Master Servicer shall establish a Custodial Account, which shall be an Eligible Account in which the Master Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Mortgage Loans received by it subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within one Business Day following receipt thereof (or otherwise on or prior to the Closing
Date), including the following payments and collections received or made by it (without duplication):

                         (i) all payments of principal or interest on the Mortgage Loans received by the Master Servicer from the respective Subservicer, net of any portion of the interest thereof retained by the Subservicer as Subservicing Fees;

          (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Master Servicer pursuant to Sections 3.15 or 3.16;

          (iii) Net Liquidation Proceeds net of any related Foreclosure Profit;

                        (iv) all proceeds of any Mortgage Loans repurchased by Residential Funding or Master Financial pursuant to the Mortgage Loan Purchase Agreements, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Mortgage Loan Purchase Agreements;


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



                         (v) insurance proceeds (including all proceeds of FHA Insurance claims with respect to any Title I Loan), other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

          (vi) amounts  required to be paid by the Master  Servicer  pursuant to
     Section 8.08.
provided, however, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Master Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors, or amounts received by the Master Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for the notes or certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Custodial Account to the extent they represent collections on the Mortgage Loans for the benefit of the Trust Estate and the Indenture Trustee, as their interests may appear. The Master Servicer shall retain all Foreclosure Profits as additional servicing compensation.

         The Master Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Master Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature not later than the Business Day next preceding the Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

         (c) The Master Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master Servicer on a daily basis for deposit into the Custodial Account, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

         Section 3.03. Withdrawals from the Custodial Account. The Master Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

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




                         (i) to deposit in the Payment Account, on the Business Day prior to each Payment Date, an amount equal to the Interest Collections and Principal Collections required to be distributed on such Payment Date;

                        (ii) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer or, in connection with a Title I Loan, the FHA Claims Administrator, for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

                       (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Master Servicing Fee (to the extent not retained pursuant to Section 3.02), and to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

                        (iv) to the extent deposited in the Custodial Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

          (v) to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any Foreclosure Profits (to the extent permitted by law);
                        (vi) to pay to itself, Residential Funding or Master Financial, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to Residential Funding or Master Financial, the Master Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

          (vii) to reimburse the FHA Claims  Administrator  in  accordance  with
     Section 3.16(g);

    (viii)        to reimburse itself in accordance with Section 4.02; and

          (ix) to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02.

Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v), (vi) and (vii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage

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Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to
Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Master Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

         Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than any Title I Loan) hazard insurance naming the Master Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than any Title I Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan (other than any Title I Loan) in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). With respect to a Title I Loan, in cases in which any Mortgaged Property is located at any time during the life of a Title I Loan in an area that has been identified by the Federal Emergency Management Agency as having special flood hazards, flood insurance shall be maintained in an amount equal to the amount required by the Title I Regulations. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance or, with respect to the Title I Loans, as shall be required by the Title I Regulations. If the Master Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the

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Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

         Section 3.05. Modification Agreements. The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Master Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the Cut-off Date. Any fee collected by the Master Servicer or the related Subservicer for processing such request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         Section 3.06. Trust Estate; Related Documents. (a) When required by the provisions of this Servicing Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) If from time to time the Master Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Master Servicer do not meet the above qualifications, such documents shall promptly be

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



returned by the Custodian to the Master Servicer, with a direction to the Master Servicer to forward the correct documentation.

         (c) Upon receipt of a Request for Release from the Master Servicer, substantially in the form of Exhibit C to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and the related Mortgage Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage
Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the Related Documents to the Master Servicer, which the Indenture Trustee shall execute, along with such documents as the Master Servicer or the Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan, upon request of the Master Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer acting alone or on behalf of the Title I Contract Holder or FHA Claims Administrator requests the Custodian to release the Related Documents and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Master Servicer, the Custodian shall release the Related Documents to the Master Servicer. If such Mortgage Loans shall be liquidated and the Custodian receives a certificate from the Master Servicer as provided above, then, upon request of the Master Servicer, the Custodian shall release the trust receipt to the Master Servicer.

         Section 3.07. Realization Upon Defaulted Mortgage Loans. With respect to such of the Mortgage Loans (other than the Title I Loans) as come into and continue in default, the Master Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Mortgage Loans, (ii) write off the unpaid principal balance of the Mortgage Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan,
(vi) agree to a modification  in accordance  with this Servicing  Agreement,  or
(vii) take an unsecured note in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Master Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. With respect to such of the Title I Loans as come into and continue in default, the Master Servicer will take such actions as set forth in Section 3.16. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall

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



determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Master Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding any provision of this Servicing Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan have been received; provided, however, the Master Servicer shall treat any Mortgage Loan that is 180 days or more delinquent as having been finally liquidated. Any subsequent collections with respect to any such Mortgage Loan shall be deposited to the Custodial Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Master Servicer may take into account any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuer until such time as such property shall be sold.

         Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with this
Section 3.07; second, to the Master Servicer or the related Subservicer, all Servicing Fees payable therefrom; third, to the extent of accrued and unpaid interest on the related Mortgage Loan, at the Mortgage Rate (less the Servicing Fee Rate) to the Payment Date on which such amounts are to be deposited in the Payment Account; fourth, as a recovery of principal on the Mortgage Loan; and fifth, to Foreclosure Profits.

         Section 3.08. Issuer and Indenture Trustee to Cooperate. On or before each Payment Date, the Master Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period. Upon receipt of payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required under the Mortgage Loan Purchase Agreements, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or the Custodian shall, upon request of the Master Servicer (which may be on behalf of the Title I Contract Holder or FHA Claims Administrator) and delivery to the Indenture Trustee or Custodian, with a copy to the Issuer, of

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



a Request for Release, in the form annexed hereto as Exhibit C, signed by a Servicing Officer, release or cause to be released the related Mortgage File to the Master Servicer (which may be on behalf of the Title I Contract Holder or FHA Claims Administrator) and the Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as specified in such receipt) when the need therefor by the Master Servicer (or Title I Contract Holder or FHA Claims Administrator, if applicable) no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Master Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Mortgage Loan Purchase Agreements, the Indenture Trustee or the Issuer shall, if so requested in writing by the Master Servicer, promptly execute an appropriate assignment in the form provided by the Master Servicer to assign such Mortgage Loan for the purpose of collection to the Master Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Custodial Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

         In connection with the Issuer's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to
Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Master Servicer in connection therewith; provided that if the Master Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Master Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

         Section 3.09. Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to receive the Master Servicing Fee in accordance with Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges and other receipts not required to be deposited in the Custodial Account as specified in Section 3.02 shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including,

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without  limitation,  the fees and  expenses  of the  Owner  Trustee,  Indenture
Trustee and any Custodian and shall not be entitled to reimbursement therefor.

         The Master Servicer shall pay all FHA Insurance premiums required by the Title I Regulations in respect of the Title I Loans; if Residential Funding Corporation is no longer the Master Servicer and fails to pay such FHA Insurance premiums, the successor Master Servicer shall pay such premiums. If the Master Servicer or a successor Master Servicer fail to pay such premiums and, if the Indenture Trustee receives written notice of such failure, the Indenture Trustee shall pay such FHA Insurance premiums (including any past premiums owed if so notified). The Master Servicer shall reimburse the Indenture Trustee for any FHA Insurance premiums paid by it from a portion of the Master Servicing Fee.

         Section 3.10. Annual Statement as to Compliance. (a) The Master Servicer will deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, on or before March 31 of each year, beginning March 31, 1998, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under servicing agreements, including this Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Servicing Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

         (b) The Master Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

         Section 3.11. Annual Servicing Report. On or before March 31 of each year, beginning March 31, 1998, the Master Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Issuer, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.10 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of such Mortgage Loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

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         Section 3.12. Access to Certain Documentation and Information Regarding
the  Mortgage  Loans.  Whenever  required by statute or  regulation,  the Master
Servicer  shall  provide  to  the  Credit  Enhancer,   any  Securityholder  upon
reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

         Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and with respect to the Title I Loans any such insurance that is required with respect thereto by the Title I Regulations and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for revolving credit loans purchased by such entity.

         Section 3.14. Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Master Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1998, the Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Master
Servicer (i) on behalf of the Issuer, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.15. Optional Repurchase of Defaulted Mortgage Loans. Notwithstanding any provision in Section 3.07 to the contrary, the Master Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan delinquent in payment for a period of 60 days or longer for a price equal to the Repurchase Price.

         Section 3.16.     Claim for FHA Insurance and Foreclosure.

         (a) If any Monthly Payment due under any Title I Loan is not paid when the same becomes due and payable, or if the Mortgagor fails to perform any other covenant or obligation under the Title I Loan and such failure continues beyond any applicable grace period, the Master Servicer and the FHA Claims
Administrator shall take such action (consistent with Title I Regulations, including efforts to cure the default of such Title I Loan pursuant to the Title I Regulations) as it shall deem to be in the best interest of the Trust Estate. If the maturity of the

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related note has been  accelerated  pursuant to the  requirements of the Title I
Regulations following the Master Servicer's efforts to cure the default of the Title I Loan (and such Title I Loan is not required to be purchased pursuant to Section 3.1 of the Mortgage Loan Purchase Agreements), (i) if an FHA Insurance Coverage Insufficiency does not exist, the FHA Claims Administrator (with the consent of the Master Servicer) shall initiate, on behalf of the Trust Estate and the Title I Contract Holder, a claim under the Contract of Insurance for reimbursement for loss on such Title I Loan pursuant to Title I, or (ii) the FHA Claims Administrator (with the consent of the Master Servicer) shall proceed against the property securing the Title I Loan, and thereafter, if an FHA Insurance Coverage Insufficiency does not exist, may submit a claim under the Contract of Insurance with respect to such Title I Loan if it has obtained the prior approval of the Secretary of HUD pursuant to the Title I Regulations.

         (b) If the FHA Claims Administrator (with the consent of the Master Servicer) determines to initiate a claim for reimbursement for loss on any Title I Loan under this Section 3.16, the FHA Claims Administrator shall comply with applicable provisions of the Title I Regulations and diligently pursue such claim and, in any event, shall initiate such claim no later than the last day permitted under the Title I Regulations. For purposes of this Agreement, the term "initiate a claim for reimbursement" shall mean the filing of the claim application pursuant to the requirements set forth in the Title I Regulations, including the filing of all related assignments and documents and materials required for file review. If for the purpose of such filing, the FHA Claims Administrator requests any Related Documents for such Title I Loan or any other item in the related Mortgage File necessary to make such claim, the Master Servicer shall request such documents from the Custodian in accordance with
Section 3.06. Each Securityholder hereby consents to the assignment of such Title I Loan for the sole purpose of initiating a claim under the Contract of Insurance for reimbursement with respect to such Title I Loan. If required, the Title I Contract Holder shall furnish the FHA Claims Administrator a power of attorney to file claims under the Contract of Insurance. The Indenture Trustee and the Title I Contract Holder agree to execute and deliver to the FHA Claims Administrator, within 5 Business Days of receipt of a request for same from the FHA Claims Administrator, all documents, if any, necessary to initiate and file a claim under the Contract of Insurance for such Title I Loan, which documents shall be prepared by the FHA Claims Administrator. If any claim to the FHA is rejected by the FHA, upon receipt of the rejection notice by the FHA Claims Administrator and a determination by the FHA Claims Administrator that the rejection was not due to clerical error, the FHA Claims Administrator shall promptly notify the Title I Contract Holder (if such notice has not already been given), the Master Servicer and the Credit Enhancer of the notice of such rejection.

         If the FHA indicates in writing why the claim is rejected and such rejection constituted a breach of Residential Funding's or Master Financial's representations and warranties contained in Section 3.1(b) of the related Mortgage Loan Purchase Agreement which occurred prior to the Closing Date, the FHA Claims Administrator shall notify the Title I Contract Holder, the Master Servicer, Residential Funding or Master Financial, as applicable, the Indenture Trustee and the Credit Enhancer of such determination, and Residential Funding or Master Financial, as applicable, shall repurchase such Title I Loan in accordance with Section 3.1(c) of the related Mortgage Loan Purchase Agreement. If the FHA indicates in writing that the claim is a rejected claim due to a failure to service such Title I Loan in accordance with Title I, the FHA Claims Administrator shall notify the Title I Contract Holder, the Indenture Trustee, the Master Servicer

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and the Credit  Enhancer of such  determination,  and the Master  Servicer shall within 45 days from the date on which such rejection notice is received by the Master Servicer, repurchase such Title I Loan at the Repurchase Price. In the event that the FHA fails to indicate in writing why the claim is rejected, the FHA Claims Administrator shall determine why the claim is rejected. If the FHA Claims Administrator determines that the claim is rejected for a reason that
constituted   a  breach  of   Residential   Funding's   or  Master   Financial's
representations and warranties contained in Section 3.1(b) of the related Mortgage Loan Purchase Agreement which occurred prior the Closing Date, Residential Funding or Master Financial shall be obligated to repurchase such Title I Loan in accordance with Section 3.1(c) of the related Mortgage Loan Purchase Agreement. If the FHA Claims Administrator determines that the claim is a rejected claim due to a servicing failure, the Master Servicer shall be obligated to repurchase such Title I Loan at the Repurchase Price within 45 days from the date on which such rejection notice is received by the Master Servicer. Notwithstanding any provisions herein to the contrary, none of Residential Funding, Master Financial or the Master Servicer shall be required to repurchase any Title I Loan rejected as a result of the insufficiency of the FHA Reserves to cover such loss.

         (c) With respect to a Title I Loan that has been accelerated pursuant to the requirements of Title I following the Master Servicer's efforts to cure the default of the Title I Loan, in accordance with the criteria for proceeding against the property set forth in Section 3.16(a), unless otherwise prohibited by applicable law or court or administrative order or the Title I Regulations, the Master Servicer, on behalf of the Issuer may at any time, in accordance with
Section 3.07, institute foreclosure proceedings, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any property by operation of law or otherwise in accordance with this Agreement.

         In connection with any foreclosure proceeding on a Title I Loan, the Master Servicer shall comply with the requirements under the Title I Regulations and shall follow such practices and procedures in a manner which is consistent with this Agreement respecting other Mortgage Loans.

         (d) The Title I Contract Holder shall remit to the Master Servicer within one Business Day for deposit in the Custodial Account all amounts received from the FHA or any other Person with respect to the Title I Loans or any other assets of the Trust. The Title I Contract Holder and, if applicable, the FHA Claims Administrator shall provide to the Master Servicer (and the Master Servicer shall provide to the Indenture Trustee the information relating to the Title I Loans required pursuant to Section 4.01) with respect to each Payment Date, on the Business Day following the related Determination Date, a written summary of any correspondence received from the FHA including, but not limited to, any correspondence regarding the balance of the FHA Reserve, premiums due and claims paid and claims rejected.

         (e) If, prior to a termination pursuant to Section 8.08, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Title I Contract Holder repurchase such Title I Loan, the FHA Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Title I Contract Holder repurchase such Title I Loan after the FHA Claims Administrator exhausts such administrative appeals as are reasonable, then FHA Claims Administrator shall notify the Title I Contract Holder of such fact and the Title I

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Contract  Holder  shall  instruct  the  Indenture  Trustee to cause the Trust to repurchase such Title I Loan from funds available in the Payment Account. To the extent allowed by FHA, the Indenture Trustee may repurchase directly from FHA any Title I Loan for which an insurance claim has been paid and later rejected by FHA. If the FHA indicates in writing why the claim was rejected or refused and such rejection or refusal constituted a breach of Residential Funding's or Master Financial's representations and warranties contained in Section 3.1(b) of the related Mortgage Loan Purchase Agreement which occurred prior to the Closing Date, Residential Funding or Master Financial, as applicable, shall be required to repurchase such Title I Loan in accordance with Section 3.1(c) of the related Mortgage Loan Purchase Agreement. If the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with the FHA's rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Title I Loan in accordance with Title I, the Master Servicer shall repurchase such Title I Loan at the Repurchase Price within 45 days from the date on which such rejection notice is received by the Master Servicer.

         (f) If, after a termination pursuant to Section 8.08, the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Title I Contract Holder repurchase such Title I Loan, the FHA Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Title I Contract Holder repurchase such Title I Loan after the FHA Claims Administrator exhausts such administrative appeals as are reasonable, the FHA Claims Administrator shall notify the Title I Contract Holder of such fact and the Title I Contract Holder shall repurchase such Title I Loan from the FHA. If the FHA indicates in writing why the claim was rejected or refused and such rejection or refusal is due to a breach of Residential Funding's or Master Financial's representations and warranties contained in Section 3.1(b) of the related Mortgage Loan Purchase Agreement that occurred prior to the Closing Date, Residential Funding or Master Financial shall be liable to reimburse the Title I Contract Holder for any amounts paid by the Title I Contract Holder to the FHA in order to repurchase such Title I Loan. If the FHA indicates in writing, or it is agreed by the Master Servicer, in connection with the FHA's rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Title I Loan in accordance with Title I, the Master Servicer shall repurchase such Title I Loan at the Repurchase Price within 45 days from the date on which such rejection notice is received by the Master Servicer.

         (g) The FHA Claims Administrator shall be entitled to reimbursement of expenses associated with the filing of any FHA Insurance claim from and to the extent that such amounts are reimbursed by HUD.

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                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01. Statements to Securityholders. (a) With respect to each Payment Date, on the Business Day following the related Determination Date the Master Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes and Certificates, to the extent applicable:

          (i) the aggregate amount of (a) Interest Collections, (b) Principal Collections and (c) Substitution Adjustment Amounts;

          (ii) the amount of such distribution as principal to the Noteholders of each Class of Notes;

                     (iii) the amount of such distribution as interest to the Noteholders of each Class of Notes, separately stating the portion thereof in respect of overdue accrued interest;

                      (iv) the amount of any Credit Enhancement Draw Amount;

                       (v) the amount of such distribution as principal and interest to the Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Principal Balance thereof;

          (vi) the aggregate Loan Balance of the Mortgage Loans as of the end of the preceding Collection Period;

                     (vii) the number and aggregate Loan Balances of Mortgage Loans (a) as to which the Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, (b) that are foreclosed,
         (c) that have become REO, and (d) that have been finally liquidated due to being 180 days or more delinquent, in each case as of the end of the preceding Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

 (viii) the weighted average Mortgage Rate for the related Collection Period;

                      (ix) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Distribution Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;


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                       (x) the aggregate Excess Loss Amounts with respect to the
         related Collection Period and the aggregate of the Excess Loss Amounts from all Collection Periods to date;

                      (xi) the aggregate Special Hazard Losses and losses caused by or resulting from an Extraordinary Event with respect to the related Collection Period and the aggregate of each of such losses from all Collection Periods to date;

                     (xii) the Note Balance of each Class of Notes and the Certificate Principal Balance of the Certificates after giving effect to the distribution of principal on such Payment Date;

 (xiii) the aggregate Servicing Fees for the related Collection Period;

          (xiv) the Outstanding Reserve Amount, the Special Hazard Amount and the Reserve Amount Target immediately following such Payment Date;
                      (xv) with respect to the related Collection Period, the aggregate number and principal amount of Title I Loans on which an FHA Insurance payment has been received and the aggregate number and principal amount of Title I Loans on which either (i) the FHA Claims Administrator has submitted a claim for FHA Insurance, HUD rejected such claim and the FHA Claims Administrator has determined not to resubmit such claim, or (ii) the FHA Claims Administrator has determined not to submit a claim for FHA Insurance because such claim would not be paid by HUD;

                     (xvi) the amount in the FHA Reserves available to pay FHA Insurance claims on the Title I Loans and the amount, if any, of overdue FHA Insurance premiums; and

                    (xvii) the number and principal amount of Release Agreements entered into during the calendar year and since the Closing Date, stated separately for the Mortgage Loans (other than the Title I Loans) and the Title I Loans and, the aggregate outstanding amount of the Release Agreements expressed as a percentage of the Pool Balance.

         In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note with a $1,000 denomination.

         In addition the Master Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Payment Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Master Servicer shall promptly

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furnish  information  reasonably  requested  by the  Issuer  that is  reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 4.02. Tax Reporting. Residential Funding Corporation (the "Trust Tax Matters Person") hereby agrees (i) to cause the Issuer to file or cause to be filed federal and state income tax returns and information statements as a partnership for each of its taxable years, (ii) to cause the Issuer to file or cause to be filed any information returns or reports and to make any elections or take any other similar action required for the Issuer to be classified as a partnership for federal income tax purposes, and (iii) pursuant to Section 5.05 of the Trust Agreement, to act as "tax matters partner" (as defined in Section 6231(a)(7) of the Code) for the Issuer. The Trust Tax Matters Person, as tax matters partner, shall (i) act on behalf of the Issuer in relation to any tax matter or controversy involving the Issuer and (ii) represent the Issuer in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Issuer and the Trust Tax Matters Person shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.03 of the Servicing Agreement unless such legal expenses and costs are incurred by reason of the Trust Tax Matters Person's willful misfeasance, bad faith or gross negligence. Within 90 days after the end of each calendar year, the Trust Tax Matters Person shall cause the Issuer to provide to each Certificateholder an Internal Revenue Service "K-1" or any successor schedule and supplemental information, if required by law, to enable each Certificateholder to file its federal and state income tax returns.

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                                    ARTICLE V

                                 Payment Account

         Section 5.01. Payment Account. The Indenture Trustee shall establish and maintain a Payment Account titled "The Chase Manhattan Bank, as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of June 26, 1997, between Home Loan Trust 1997-HI3 and The Chase Manhattan Bank". The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. The Indenture Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that (i) any investment in the institution with which the Payment Account is maintained may mature on such Payment Date and (ii) any other investment may mature on such Payment Date if the Indenture Trustee shall advance funds on such Payment Date to the Payment Account in the amount payable on such investment on such Payment Date, pending receipt thereof to the extent necessary to make distributions on the Securities) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized.

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                                   ARTICLE VI

                               The Master Servicer

         Section 6.01. Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

         Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer. Any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         The Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans similar to those in the Mortgage Pool (meaning, mortgage loans used for home improvement or debt consolidation), is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans), the Issuer and the Credit Enhancer, is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Servicing Agreement and is a Title I approved servicer if required pursuant to the Title I Regulations to service the Title I Loans; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Credit Enhancement Instrument.

         Section 6.03. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b), other than any loss,

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liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Master Servicer shall be entitled to be reimbursed therefor. The Master Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04. Master Servicer Not to Resign. Subject to the provisions of Section 6.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Credit Enhancer; (b) each Rating Agency shall have delivered a letter to the Issuer, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Securities, if determined without regard to the Credit Enhancement Instrument; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Loans, shall have designated a successor servicer in accordance with Section
7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

         Section 6.05. Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01 and is a Title I approved servicer if required pursuant to the Title I Regulations. Such delegation shall not relieve the

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Master  Servicer of its liabilities  and  responsibilities  with respect to such duties and shall not  constitute  a  resignation  within the  meaning of Section
6.04.

         Section 6.06. Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification. (a) The Master Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence, wilful misfeasance or bad faith.

         (b) The Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                         (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

                        (ii) while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                       (iii) notwithstanding anything in this Servicing Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Master Servicer.

No termination of this Servicing Agreement shall affect the obligations created by this Section 6.06 of the Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim,

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incurred in connection  with any actions  taken by the Indenture  Trustee or the
Owner Trustee at the direction of the Securityholders, as the case may be, pursuant to the terms of this Servicing Agreement.

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                                   ARTICLE VII

                                     Default

          Section 7.01. Servicing Default. If any one of the following events ("Servicing Default") shall occur and be continuing:

                         (i) Any failure by the Master Servicer to deposit in the Custodial Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Issuer or the Indenture Trustee or to the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

                        (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Securities or in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Master Servicer by the Issuer or the Indenture Trustee or to the Master Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

                       (iii) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conserva-torship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (iv) The Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Master Servicer, Indenture Trustee, with the consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing

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         to the Master Servicer (and to the Issuer and the Indenture  Trustee if
         given by the Credit Enhancer) may terminate all of the rights and obligations of the Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer or the Indenture Trustee, with the consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Credit Enhancer and the Issuer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Servicing Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee as pledgee of the Mortgage Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as
         attorney-in-fact  or  otherwise,   any  and  all  documents  and  other
         instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Master Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Master Servicer in the Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. All
         reasonable  costs  and  expenses   (including,   but  not  limited  to,
         attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Master Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the Master Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Master Servicing Fee in respect thereof, and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Master Servicer shall provide the Indenture Trustee, the Credit

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



Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

         Section 7.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee as pledgee of the Mortgage Loans shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof. Nothing in this Servicing Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Master Servicer in its capacity as Seller under the related Mortgage Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Master Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Permitted Investment directed by any other Master Servicer, or (v) be responsible for the representations and warranties of the Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee as pledgee of the Mortgage Loans may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 and is a Title I approved lender if required pursuant to the Title I Regulations as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that any such successor Master Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld and provided further that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies, if determined without regard to the Credit Enhancement Instrument. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Servicing Agreement prior to its termination as Master Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such

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



Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Indenture Trustee, to the Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to
Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

         (c) Any successor Master Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 7.03. Notification to Securityholders. Upon any termination of or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

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



                                  ARTICLE VIII

                            Miscellaneous Provisions

         Section 8.01. Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Securities, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer and the Indenture Trustee.

         SECTION 8.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Master Servicer, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: Managing Director - Mortgage Finance, (b) in the case of the Credit Enhancer, AMBAC Indemnity Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, (c) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001, (d) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and (f) in the case of the Issuer, to Home Loan Trust 1997- HI3, c/o Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and (g) in the case of the Indenture Trustee, The Chase Manhattan Bank, 450 West 33rd Street, 10th Floor, New York, NY, 10001,
Attention: Global Trust Services, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

         Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.


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         Section 8.05. Third-Party Beneficiaries.  This Servicing Agreement will
inure  to  the  benefit  of  and  be  binding  upon  the  parties  hereto,   the
Securityholders, the Credit Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

          Section 8.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 8.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
         Section 8.08. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans; Partial Redemption. (a) The respective obligations and responsibilities of the Master Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

          (i) the date on or before which the Indenture or Trust Agreement is terminated, or
                  (ii) the purchase by the Master Servicer from the Issuer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price equal to 100% of the unpaid Loan Balance of each Mortgage Loan, plus accrued and unpaid interest thereon at the Mortgage Rate (less the Servicing Fee Rate) up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer under the Insurance Agreement.

The right of the Master Servicer to purchase the assets of the Issuer pursuant to clause (ii) above is conditioned upon the Pool Balance as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Master Servicer, the files pertaining to the Mortgage Loans being purchased.

         (b) The Master Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Mortgage Loans are to be released to the Master Servicer, appropriate documents assigning each such Mortgage Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

          Section 8.09. Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

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



         Section 8.10. Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or Residential Funding with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm
                                                        36

                                   ARTICLE IX

                     Concerning the Title I Contract Holder

         Section 9.01.     Compliance with Title I and Filing of FHA Claims.

                  (a) As of the Closing Date, the Title I Contract Holder has, and shall at all times while any Notes are outstanding have, a valid Contract of Insurance with the FHA covering the Title I Loans. To the extent applicable to the duties of the Title I Contract Holder hereunder, the Title I Contract Holder shall comply with the requirements of the Title I Regulations and shall take or refrain from taking such actions as are necessary or appropriate to maintain a valid Contract of Insurance for the Trust with the FHA covering the Title I Loans.

                  (b)   Residential   Funding   Corporation,   as   FHA   Claims
Administrator, shall perform the duties associated with the submission of claims under Title I in connection with the Contract of Insurance.

                  (c) If the Title I Contract Holder is no longer Residential Funding Corporation, the Title I Contract Holder shall not be deemed to have violated this Section 9.01 and shall otherwise incur no liability hereunder if any failure to maintain a valid Contract of Insurance or to comply with the requirements of Title I or any denial by FHA of an insurance claim under Title I shall have been caused by any act or omission of the Master Servicer or FHA Claims Administrator in the performance of its duties hereunder.

         Section 9.02.     Regarding the Title I Contract Holder.

                  (a) The Title I Contract Holder shall not resign from the obligations and duties imposed on it by this Agreement as Title I Contract Holder except upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Title I Contract Holder or cause it to become ineligible to hold the Contract of Insurance and the Credit Enhancer (so long as a Credit Enhancer Default shall not have occurred and be continuing) and the Noteholders by a majority percentage interest of the outstanding Notes (if a Credit Enhancer Default shall have occurred and be continuing) does not elect to waive the obligation of the Title I Contract Holder to perform the duties which render it legally unable to act or to delegate those duties to another Person or if the circumstances giving rise to such illegality cannot be waived or delegated. Any such determination permitting the resignation of the Title I Contract Holder shall be evidenced by an Opinion of Counsel (at the expense of the Title I Contract Holder) to such effect delivered and acceptable to the Indenture Trustee and the Credit Enhancer. Upon receiving such notice of resignation, the Contract of Insurance shall be transferred to a qualified successor, provided that such successor meets the requirements of Title I, with the consent of the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Title I Contract Holder and one copy to the successor contract of insurance holder. Notwithstanding the foregoing, the Title I Contract Holder may resign, with the prior written consent of the Credit Enhancer, which may be withheld in its sole and absolute discretion, upon transfer of the FHA Reserves with respect to

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm
                                                        37
the Title I Loans to a contract of insurance held by a successor Title I Contract Holder provided, however, that any Contract of Insurance held by such successor Title I Contract shall satisfy the requirements of Title I, and, at the time of succession, shall have a FHA insurance reserve not less than that of the FHA Reserve at the time of succession.

                  (b) If at any time (i) the Contract of Insurance shall be revoked, suspended or otherwise terminated, or (ii) the Title I Contract Holder shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Title I Contract Holder or of its property shall be appointed, or any public officer shall take charge or control of the Title I Contract Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Credit Enhancer may remove the Title I Contract Holder and appoint a successor contract of insurance holder, provided that such successor meets the requirements of Title I, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Title I Contract Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Title I Contract Holder, the outgoing Title I Contract Holder shall take any action required to transfer the benefits of the FHA Reserve to the successor contract of insurance holder.

                  (c) Any resignation or removal of the Title I Contract Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 9.02 shall become effective upon acceptance of appointment by the successor Title I contract holder.

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm
                                                        38

         IN WITNESS WHEREOF, the Master Servicer, Title I Contract Holder and FHA Claims Administrator, the Indenture Trustee and the Issuer have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                           RESIDENTIAL FUNDING CORPORATION,
                                    as Master Servicer, Title I Contract Holder and FHA Claims Administrator


                           By:
                           Title: Director


                           HOME LOAN TRUST 1997-HI3


                           By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                           By:
                           Title:Vice President


                           THE CHASE MANHATTAN BANK, as Indenture
                           Trustee


                                           By:
                                           Title:Vice President


[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE



                           TO BE PROVIDED UPON REQUEST

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

                                    EXHIBIT B
                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That The Chase Manhattan Bank, as Indenture Trustee (the "Trustee"), under the Indenture (the "Indenture") among ________________________________________ and the Indenture Trustee, a organized and existing under the laws of the State of New York, and having an office located at 450 West 33rd Street, in the City of New York, State of New York, hath made, constituted and appointed, and does by these presents make, constitute and appoint Residential Funding Corporation, a corporation organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) creating a trust or second lien or an estate in fee simple interest in real property securing a Mortgage Loan and promissory notes secured thereby (the "Mortgage Notes") for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of indorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which Residential Funding Corporation is acting as master servicer.

This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

1. The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recording is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

2. The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfaction/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3. The qualified subordination of the lien of a Mortgage or Deed of Trust to a lien of a creditor that is created in connection with the refinancing of a debt secured by seller that was superior to the lien of the Mortgage or Deed of Trust.

4. With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

a. The substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;
         b.       Statements of breach or non-performance;

         c.       Notices of default;

d.   Cancellations/rescissions of notices of default and/or notices of sale;
         e.       The taking of a deed in lieu of foreclosure; and

f. Such other documents and actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions.
5. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

6.       The completion of loan assumption agreements.

7. The full satisfaction/release of a Mortgage or Deed of Trust or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

8. The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the Mortgage Loan secured and evidenced thereby pursuant to the requirements of a Residential Funding Corporation Seller Contract, including, with limitation, by reason of conversion of an adjustable rate mortgage loan from a variable rate to a fixed rate.

9. The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the endorsement of the related Mortgage Note.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.



[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.


                                                              THE          CHASE
                                                              MANHATTAN    BANK,
                                                              not     to     its
                                                              individual
                                                              capacity,       by
                                                              solely   Indenture
                                                              Trustee  under the
                                                              Agreements and the
                                                              Indentures




Name:                                                         Name:
Title:                                                        Title:


[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

STATE OF                            )
                                    SS.
COUNTY OF                  )


         On this __th day of June, 1997, before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of The Chase Manhattan Bank that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of The Chase Manhattan Bank therein named, and acknowledged to me such The Chase Manhattan Bank executed the within instrument pursuant to its by-laws.

                                           WITNESS   my  hand
and official seal.



                                           Notary Public in and for the
                                           State of


After recording, please mail to:



Attn:

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

                                    EXHIBIT C
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full
                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

-------------------------------------
Residential Funding Corporation
Authorized Signature

******************************************************************
TO CUSTODIAN/INDENTURE TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

         Enclosed Documents: [  ]    Promissory Note
                 [  ]     Mortgage or Deed of Trust
                 [  ]     Assignment(s) of Mortgage or
                           Deed of Trust
                 [  ]     Title Insurance Policy
                 [  ]     Other:  ___________________________

Name

Title

Date

[NY01B:338111.4]  16069-00399  06/25/97 4:27pm

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY

                                as Owner Trustee


                    -----------------------------------------

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                            Dated as of June 26, 1997

                   ------------------------------------------



                         Home Loan-Backed Certificates,
                                 Series 1997-HI3









[NY01B:337999.5]  16069-00399  06/26/97 10:42am

                       Table of Contents

Section
                  ARTICLE I

                 Definitions
1.01.Definitions........................................................... 1
     -----------
1.02.Other Definitional Provisions......................................... 1
     -----------------------------

                 ARTICLE II

                Organization
2.01.Name.................................................................. 3
     ----
2.02.Office................................................................ 3
     ------
2.03.Purposes and Powers................................................... 3
     -------------------
2.04.Appointment of Owner Trustee.......................................... 3
     ----------------------------
2.05.Initial Capital Contribution of Owner Trust Estate.................... 4
     --------------------------------------------------
2.08.Title to Trust Property............................................... 5
     -----------------------
2.09.Situs of Trust........................................................ 5
     --------------
2.10.Representations and Warranties of the Depositor....................... 5
     -----------------------------------------------
2.11.Payment of Trust Fees................................................. 6
     ---------------------

                 ARTICLE III
3.01.Conveyance of the Mortgage Loans...................................... 7
     --------------------------------
3.02.Initial Ownership..................................................... 7
     -----------------
3.03.The Certificates...................................................... 7
     ----------------
3.04.Authentication of Certificates........................................ 7
     ------------------------------
3.05.Registration of and Limitations on Transfer and Exchange of
     -----------------------------------------------------------
     Certificates.......................................................... 8
     ------------
3.06.Mutilated, Destroyed, Lost or Stolen Certificates.....................10
     -------------------------------------------------
3.07.Persons Deemed Certificateholders.....................................11
     ---------------------------------
3.08.Access to List of Certificateholders' Names and Addresses.............11
     ---------------------------------------------------------
3.09.Maintenance of Office or Agency.......................................11
     -------------------------------
3.10.Certificate Paying Agent..............................................11
     ------------------------
3.11.Ownership by RFC Asset Holdings, Inc..................................13
     ------------------------------------
3.12.Subrogation and Cooperation...........................................13
     ---------------------------
3.13.Additional Classes of Certificates....................................13
     ----------------------------------

                 ARTICLE IV

     uthority and Duties of Owner Trustee
4.01.General Authority.....................................................15
     -----------------
4.02.General Duties........................................................15
     --------------
4.03.Action upon Instruction...............................................15
     -----------------------
4.04.No Duties Except as Specified under Specified Documents or in
     -------------------------------------------------------------
     Instructions..........................................................16

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                                                    i

Section                                                             Page


4.05.Restrictions............................................................16
     ------------
4.06.Prior Notice to Certificateholders and the Credit Enhancer with
     ---------------------------------------------------------------
     Respect to Certain Matters..............................................16
     --------------------------
4.07.Action by Certificateholders with Respect to Certain Matters............17
     ------------------------------------------------------------
4.08.Action by Certificateholders with Respect to Bankruptcy.................17
     -------------------------------------------------------
4.09.Restrictions on Certificateholders' Power...............................17
     -----------------------------------------
4.10.Majority Control........................................................17
     ----------------
4.11.Doing Business in Other Jurisdictions...................................18
     -------------------------------------

                  ARTICLE V

         Application of Trust Funds
5.01.Distributions...........................................................19
     -------------
5.02.Method of Payment.......................................................19
     -----------------
5.03.Signature on Returns....................................................19
     --------------------
5.04.Statements to Certificateholders........................................20
     --------------------------------
5.05.Tax Reporting; Tax Elections............................................20
     ----------------------------

                 ARTICLE VI

        Concerning the Owner Trustee
6.01.Acceptance of Trusts and Duties.........................................21
     -------------------------------
6.02.Furnishing of Documents.................................................22
     -----------------------
6.03.Representations and Warranties..........................................22
     ------------------------------
6.04.Reliance; Advice of Counsel.............................................23
     ---------------------------
6.05.Not Acting in Individual Capacity.......................................23
     ---------------------------------
6.06.Owner Trustee Not Liable for Certificates or Related Documents..........23
     --------------------------------------------------------------
6.07.Owner Trustee May Own Certificates and Notes............................24
     --------------------------------------------

                 ARTICLE VII

        Compensation of Owner Trustee
7.01.Owner Trustee's Fees and Expenses.......................................25
     ---------------------------------
7.02.Indemnification.........................................................25
     ---------------

                ARTICLE VIII

       Termination of Trust Agreement
8.01.Termination of Trust Agreement..........................................27
     ------------------------------
8.02.Termination upon Bankruptcy of the Holder of the Designated
     -----------------------------------------------------------
     Certificate.............................................................28
     -----------
8.03.Distribution of Assets on Termination Resulting from an Event of
     ----------------------------------------------------------------
     Liquidation.............................................................28


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                                                    ii

                 ARTICLE IX

       Successor Owner Trustees and Additional Owner Trustees
9.01.Eligibility Requirements for Owner Trustee.............................29
     ------------------------------------------
9.02.Replacement of Owner Trustee...........................................29
     ----------------------------
9.03.Successor Owner Trustee................................................30
     -----------------------
9.04.Merger or Consolidation of Owner Trustee...............................30
     ----------------------------------------
9.05.Appointment of Co-Trustee or Separate Trustee..........................30
     ---------------------------------------------

                  ARTICLE X

                Miscellaneous
10.01Amendments.............................................................32
     ----------
10.02No Legal Title to Owner Trust Estate...................................33
     ------------------------------------
10.03Limitations on Rights of Others........................................33
     -------------------------------
10.04Notices................................................................34
     -------
10.05Severability...........................................................34
     ------------
10.06Separate Counterparts..................................................34
     ---------------------
10.07Successors and Assigns.................................................34
     ----------------------
10.08No Petition............................................................34
     -----------
10.09No Recourse............................................................35
     -----------
10.10Headings...............................................................35
     --------
10.11GOVERNING LAW..........................................................35
     -------------
10.12Integration............................................................35
     -----------
10.13Rights of Credit Enhancer To Exercise Rights of Certificateholders.....35
     ------------------------------------------------------------------

Signatures ..................................................................40


EXHIBIT

Exhibit A - Form of Certificate.............................................A-1
Exhibit B - Certificate of Trust of Residential Home
                             Loan Trust 1997-HI3 ...........................B-1
Exhibit C - Form of 144A Investment Representation..........................C-1
Exhibit D - Form of Investor Representation Letter..........................D-1
Exhibit E - Form of Transferor Representation Letter........................E-1
Exhibit F - Form of Certificate of Non-Foreign Status.......................F-1
Exhibit G - Form of ERISA Representation Letter.............................G-1


[NY01B:337999.5]  16069-00399  06/26/97 10:42am
                                       iii

         This Amended and Restated Trust Agreement, dated as of June 26, 1997 (as amended from time to time, this "Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee"),


                                WITNESSETH THAT:

         WHEREAS, the Depositor and the Owner Trustee entered into a trust agreement dated as of June 23, 1997, in connection with the formation of a Delaware business trust (the "Original Trust Agreement");

          WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement;
         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:


                                    ARTICLE I

                                   Definitions

         Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated June 26, 1997 (the "Indenture"), between Home Loan Trust 1997-HI3, as issuer, and The Chase Manhattan Bank, as indenture trustee. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

         (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate  or  other  document  to the  extent  not  defined,  shall  have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.


[NY01B:337999.5]  16069-00399  06/26/97 10:42am

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

[NY01B:337999.5]  16069-00399  06/26/97 10:42am
                                                         2

                                   ARTICLE II

                                  Organization

         Section 2.01. Name. The trust shall be known as "Home Loan Trust 1997-HI3" (the "Trust"), in which name the Owner Trustee may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and the  Certificates
     pursuant  to  this  Trust   Agreement   and  to  sell  the  Notes  and  the
     Certificates;

          (ii) to purchase the Mortgage Loans and to pay the organizational, start-up and transactional expenses of the Trust;

                  (iii) to assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of a majority of the Certificateholders and the Indenture Trustee.

          Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

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         Section 2.05.  Initial Capital  Contribution of Owner Trust Estate. The
Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account. The Owner Trustee also acknowledges on behalf of the Trust, the receipt in trust of the Mortgage Loans and a Credit Enhancement Instrument assigned to the Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Owner Trust under the Basic Documents. It is the intention of the parties hereto that the Owner Trust constitute a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Owner Trust shall be treated as a partnership, with the assets of the partnership being the Owner Trust Estate, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership and the provisions of this Trust Agreement shall be interpreted to further this intention. Solely for federal, state and local income and franchise tax purposes, the rights of the Certificateholders (other than the Holder of the Designated Certificate) will be those of limited partners and the rights of the Holder of the Designated Certificate will be those of a general partner in a partnership formed under the Delaware Revised Uniform Limited Partnership Act. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Owner Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Owner Trust.

         Section 2.07.  Liability of the Holder of the  Designated  Certificate.
(a) The Holder of the Designated Certificate shall be liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Owner Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Holder of the Designated Certificate would be liable if the Owner Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Holder of the Designated Certificate were a general partner; provided, however, that the Holder of the Designated Certificate shall not be liable for payments required to be made on the Securities, or for any losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes or the Credit Enhancer for any amount due and owing under the Credit Enhancement Instrument. The Holder of the Designated Certificate shall be liable for any entity level taxes imposed on the Owner Trust. In addition, any third party creditors of the Owner Trust, including the Credit Enhancer (other than in connection with the obligations described in the first sentence of this Section 2.07 for which the Holder of the Designated Certificate shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Holder of the Designated Certificate under this paragraph shall be evidenced by the Designated Certificate.


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         (b) Subject to subsection (a) above,  the  Certificateholders  shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 2.08. Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

          Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:
                      (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                     (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

                    (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                     (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor,

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         or any indenture,  agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          Section 2.11. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.
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                                   ARTICLE III

                        Conveyance of the Mortgage Loans;
                                  Certificates

         Section 3.01. Conveyance of the Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to the Mortgage Loans. The Depositor will also provide the Trust with the Credit Enhancement Instrument.

         The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Mortgage Loans. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Owner Trust Estate, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Mortgage Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

          Section 3.03. The Certificates. The Certificates shall be issued in minimum denominations of a 1.00% Certificate Percentage Interest and integral multiples of a 0.01% Certificate Percentage Interest in excess thereof.
         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

          Section 3.04. Authentication of Certificates. Concurrently with the acquisition of the Mortgage Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the Certificates in an aggregate Certificate Percentage Interest of 100.00% to be executed on behalf
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



of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.05. Registration of and Limitations on Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described below, each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status set forth in Exhibit F hereto. Each Certificateholder establishing its non-foreign status shall submit to the Certificate Paying Agent an additional Certificate of Non-Foreign Status and IRS Form W-9 no later than the end of the third year after the taxable year of the partnership in which the initial Certificate of Non-Foreign Status and IRS Form W-9 is submitted and no later than the end of the third year after the taxable year of the partnership during which

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



each such additional Certificate of Non-Foreign Status and IRS Form W-9 is submitted, or at such times as the IRS may hereafter require.

         A Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate
Registrar or the Depositor, satisfactory to the Depositor and the Credit Enhancer, that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any Certificateholder, Noteholder or the Credit Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Indenture Trustee at the direction of the Trust Tax Matters Person.

         No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute (A) either (i) (a) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the

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



Certificate Registrar, the Master Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of Certificates or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

         In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, if such transfer or the registration of such transfer would cause the Trust to be classified as a publicly traded partnership, taxable as a corporation for federal income tax purposes by causing the Trust to have more than 100 Certificateholders at any time during the taxable year of the Trust.

         In addition, no transfer, sale, assignment, pledge or other disposition of a Certificate shall be made unless the proposed transferee certifies, in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and (2) the transferee is not a partnership, grantor trust or S corporation for federal income tax purposes.

          Section 3.06. Mutilated,  Destroyed,  Lost or Stolen Certificates.  If
     (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and
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



(b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Trust from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

         Section 3.08. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09. Maintenance of Office or Agency. The Owner Trustee on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10. Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent and the Indenture Trustee hereby accepts such appointment and further agrees that it will

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



be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

                         (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                        (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                       (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

                        (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                         (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                        (vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

         (b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

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         (c) The  Certificate  Paying Agent shall  establish  and maintain  with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of Certificate Distribution Amounts on the Certificates from moneys on deposit in the Certificate Distribution Account.

          Section 3.11. Ownership by RFC Asset Holdings, Inc. (a) RFC Asset Holdings, Inc. shall on the Closing Date purchase a Certificate representing a 1.00% Certificate Percentage Interest of the Certificates (the "Designated Certificate") and shall thereafter retain beneficial and record ownership of the Designated Certificate. The Owner Trustee shall cause the Designated Certificate to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.11(b) OF THE TRUST AGREEMENT."
         (b) The Designated Certificate shall, for federal, state and local income and franchise tax purposes, be treated as the general partnership interest of the Owner Trust in accordance with Sections 2.06 and 2.07. The Designated Certificate shall not be transferred by RFC Asset Holdings, Inc. or any subsequent Holder unless (i) the transferee shall be either (1) Residential Funding or an Affiliate of Residential Funding, or (2) a "qualified institutional buyer" under Rule 144A under the Securities Act in which case the prior written consent of the Credit Enhancer is obtained, which will not be unreasonably withheld, (ii) the applicable provisions of Section 3.05 are satisfied, (iii) the Certificate Registrar receives an Opinion of Counsel to the effect that the transfer of the Designated Certificate shall not cause the Owner Trust to be subject to an entity level tax and (iv) the Rating Agencies shall consent to such transfer.

         Section 3.12. Subrogation and Cooperation. The Owner Trustee acknowledges that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Notes, the Credit Enhancer will be fully subrogated to the rights of the holders of the Notes to receive such principal and interest from the Trust, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein, in the Indenture and in the Insurance Agreement for the payment of such principal and interest.

         The Owner Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit
Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise set forth in this Trust Agreement.

         Section 3.13. Additional Classes of Certificates.The Issuer and the Owner Trustee shall, as directed by the Holders of Certificates which represent not less than 100% of the Certificate Percentage Interests thereof, amend this Trust Agreement and the Certificate of Trust, as appropriate, for the purpose of providing for the issuance of one or more additional Classes of Certificates entitled to payments derived solely from all or a portion of the payments to which the Certificates issued on the Closing Date are entitled; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the

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interests of any  Noteholder or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity level tax. Each such Class of Certificates shall be a non-recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments. Promptly after the execution by the Issuer and the Owner Trustee of any amendments pursuant to this Section
3.13 and the issuance of the related Class or Classes of Certificates, the Issuer shall require the Owner Trustee to give notice to the Holders of the Certificates setting forth in general terms the substance of the provisions of such amendment. Any failure of the Owner Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any Class of Certificates issued pursuant thereto.

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                                   ARTICLE IV

                      Authority and Duties of Owner Trustee

         Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02. General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

          Section 4.03. Action upon Instruction. (a) Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.
         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is required to decide or is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Holders of Certificates representing a majority of the Certificate Percentage Interests thereof, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

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         Section 4.04. No Duties Except as Specified under  Specified  Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility to prepare or file any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 4.05. Restrictions. (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06. Prior Notice to Certificateholders and the Credit Enhancer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action and Holders of Certificates representing a majority of the Certificate Percentage Interests thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders or the Credit Enhancer have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Mortgage Loans);


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          (b) the election by the Trust to file an amendment to the  Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute); (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and
         (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

         Section 4.07. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of Certificateholders evidencing not less than a majority of the Certificate Percentage Interests of the Certificates, and with the consent of the Credit Enhancer, to (a) remove the Master Servicer under the Servicing Agreement pursuant to Sections 7.01 and 8.05 thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by Certificateholders evidencing not less than a majority of the Certificate Percentage Interests of the Certificates and with the consent of the Credit Enhancer.

         Section 4.08. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.09. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders evidencing not less than a majority of the Certificate Percentage Interests of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the Certificate Percentage Interests of the Certificates at the time of the delivery of such notice.


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



         Section 4.11. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

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



                                    ARTICLE V

                           Application of Trust Funds

         Section 5.01. Distributions. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor (as provided in Section 3.05 of the Indenture), as the Certificate Distribution Amount for such Payment Date. All distributions made pursuant to this Section shall be made to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

         (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent. The amount of any such withholding tax shall be remitted by the Certificate Paying Agent to the Trust Tax Matters Person, who shall then remit such amounts, as required, to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

          (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.
 (d)  Allocations  of
     profits and losses, as determined for federal income tax purposes, shall be made to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

         Section 5.02. Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by, in the case of any Certificateholder owning Certificates, having denominations aggregating at least $1,000,000, wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

          Section 5.03. Signature on Returns. The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

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



         Section 5.04. Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

         Section 5.05. Tax Reporting; Tax Elections. The Holder of the majority Certificate Percentage Interest in the Certificates hereby designates Residential Funding Corporation (the "Trust Tax Matters Person") (i) to cause the Trust to file or cause to be filed federal and state income tax returns and information statements as a partnership for each of its taxable years, (ii) to cause the Trust to file or cause to be filed any information returns or reports and to make any elections or take any other similar action required for the Trust to be classified as a partnership for federal income tax purposes, and
(iii) as its agent, to act as "tax matters partner" (as defined in Section 6231(a)(7) of the Code) for the Trust. Within 90 days after the end of each calendar year, the Trust Tax Matters Person shall cause the Trust to provide to each Certificateholder an Internal Revenue Service "K-1" or any successor schedule and supplemental information, if required by law, to enable each Certificateholder to file its federal and state income tax returns. The Trust Tax Matters Person may from time to time make and revoke such tax elections with respect to the Trust as it deems necessary or desirable in its sole discretion to carry out the business of the Trust or the purposes of this Trust Agreement if permitted by applicable law. Notwithstanding the foregoing, an election under
Section 754 of the Code shall not be made without the written consent of a majority Certificate Percentage Interest of the Holders of the Certificates.

         The Trust Tax Matters Person, acting as the tax matters partner of the Trust, shall (i) act on behalf of the Trust in relation to any tax matter or controversy involving the Trust and (ii) represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust and the Trust Tax Matters Person shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.03 of the Servicing Agreement unless such legal expenses and costs are incurred by reason of the Trust Tax Matters Person's willful misfeasance, bad faith or gross negligence.

         The Certificateholders agree by their purchase of Certificates to treat the Trust as a partnership solely for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership.

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



                                   ARTICLE VI

                          Concerning the Owner Trustee

         Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (b) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;
         (c) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (d) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

         (e) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture, or Residential Funding or Master Financial under the Mortgage Loan Purchase Agreements; and


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         (f) The Owner  Trustee  shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

          Section 6.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:
         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

         (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

         (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

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         (f) No  litigation  is pending  or, to the best of the Owner  Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document

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or the  accuracy of any such  warranty or  representation,  or any action of the
Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Sellers, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

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                                   ARTICLE VII

                          Compensation of Owner Trustee

         Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

         Section 7.02. Indemnification. The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee, both as Owner Trustee and in its individual capacity, and its successors, assigns, agents and servants
(collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

                         (i) the Master Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                        (ii) with respect to any such claim, the Indemnified Party shall have given the Master Servicer written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

          (iii) while maintaining control over its own defense, the Master Servicer shall consult with the Indemnified Party in preparing such defense; and
                        (iv) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the

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approval  of the  Master  Servicer,  which  approval  shall not be  unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Master Servicer has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

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                                  ARTICLE VIII

                         Termination of Trust Agreement

         Section 8.01. Termination of Trust Agreement. (a) The Trust shall dissolve upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement, (ii) the Payment Date in December 2022,
(iii) at the time provided in Section 8.02 or (iv) the purchase by the Master Servicer of all Mortgage Loans pursuant to Section 8.08(a) of the Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certifi-cateholder other than the Holder of the Designated Certificate as described in Section 8.02, shall not (x) operate to terminate this Trust
Agreement or the Trust or (y) entitle such Certifi-cateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.01(a), neither the Depositor nor any other Certif-icateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Credit Enhancer mailed within five Business Days of receipt of notice of such dissolution from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Master Servicer.

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         (d) Upon the completion of the winding up of the Trust and notification to the Owner Trustee as to the satisfaction of the obligations of the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute, upon which filing the Trust shall terminate.

         Section 8.02. Termination upon Bankruptcy of the Holder of the Designated Certificate. In the event that an Insolvency Event shall occur with respect to the Holder of the Designated Certificate, the Owner Trust shall be dissolved in accordance with Section 8.01, 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) if no Credit Enhancer Default shall have occurred and be continuing, Holders of Certificates (other than the Holder of the Designated Certificate) representing a majority of the Certificate Percentage Interests of the Certificates (not including the Certificate Percentage Interest of the Designated Certificate), to the effect that such Holders disapprove of the termination of the Owner Trust or (b) if a Credit Enhancer Default shall have occurred and be continuing, (i) each of the Holders of Certificates (other than the Holder of the Designated Certificate) and (ii) each of the Holders of Notes to the effect that such Holders disapprove of the termination of the Owner Trust. Promptly after the occurrence of any Insolvency Event with respect to the Holder of the Designated Certificate (A) the Holder of the Designated Certificate shall give the Indenture Trustee, the Credit Enhancer and the Owner Trustee written notice of such Insolvency Event,
(B) the Owner Trustee shall, upon the receipt of such written notice from the Holder of the Designated Certificate, give prompt written notice to the Certificateholders of the occurrence of such event and (C) the Indenture Trustee shall give prompt written notice of such event to the Noteholders; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Owner Trust pursuant to the first sentence of this Section 8.02. Upon a termination pursuant to this
Section 8.02, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Owner Trust (other than the Payment Account) in a commercially reasonable manner and on commercially reasonable terms. Such sale shall be effected by the Indenture Trustee, as trustee for the benefit of the Holders of the Notes, by the liquidation of the assets of the Owner Trust and distribution thereof as provided in Section 8.03.

         Section 8.03. Distribution of Assets on Termination Resulting from an Event of Liquidation. Upon the dissolution of the Owner Trust caused by the occurrence of an Event of Liquidation, as provided in Section 8.02, the Indenture Trustee shall take full account of the assets and liabilities of the Owner Trust, shall liquidate the assets, in a commercially reasonable manner and on commercially reasonable terms, as promptly as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom in the following order:

                           first, to the payment of the debts and liabilities of the Owner Trust to creditors in satisfaction of such debts and liabilities, and to the payment of necessary expenses of liquidation;

                           second, for deposit into the Payment Account for distribution in accordance with Section 5.04(b) of the Indenture.


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                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

         Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long term debt obligations with a rating of at least A by Moody's and/or Standard & Poor's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02. Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Credit Enhancer and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may and shall at the direction of the Credit Enhancer remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.


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         Section 9.03.  Successor  Owner  Trustee.  Any successor  Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

         Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.


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         Each separate trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

          (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.
         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust
Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

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                                                        31

                                    ARTICLE X

                                  Miscellaneous

         Section 10.01. Amendments. (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment
(i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax.

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e. to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Credit Enhancer shall be obtained.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) the consent of the Credit Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any security if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of Certificates evidencing a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

          (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent
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                                                        32
of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer shall be obtained.

         (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this
Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02. No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

         Section 10.03. Limitations on Rights of Others. The provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Credit Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.


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                                                        33

         Section 10.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt , if to the Owner Trustee, addressed to Wilmington Trust Company, Corporate Trust Administration, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; if to the Depositor, addressed to Residential Funding Mortgage Securities II, Inc., 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437; if to the Credit Enhancer, addressed to AMBAC Indemnity Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention: Structured Finance-MBS; if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10001 and Standard & Poor's Ratings Services, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.
         Section 10.05. Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06. Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07. Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08. No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.


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                                                        34

         Section 10.09. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Sellers, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

          Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
         Section 10.11. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12. Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

         Section 10.13. Rights of Credit Enhancer To Exercise Rights of Certificateholders. By accepting its Certificate, each Certificateholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Certificateholders under this Agreement without any further consent of the Certificateholders.

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                                                        35

         IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                                            By:
                                            Name:    Diane Wold
                                            Title:            Vice President


                                            WILMINGTON TRUST COMPANY, not in its
                                            individual  capacity  but  solely as
                                            Owner  Trustee,  except with respect
                                            to    the     representations    and
                                            warranties contained in Section 6.03
                                            hereof,


                                            By:
                                            Name:    Emmett R. Harmon
                                            Title:            Vice President


Acknowledged and Agreed:

The Chase Manhattan Bank
         Indenture Trustee, as Certificate
         Registrar and Certificate
         Paying Agent



By:
Name:    Regina Bishop
Title:            Vice President

Residential Funding Corporation
         as Master Servicer



By:
Name:
Title:

                                    EXHIBIT A

                               FORM OF CERTIFICATE


                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

                  [THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION 3.11(b) OF THE TRUST
AGREEMENT.]

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT ("THE AGREEMENT").

                  NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. ss.2510.3-101, TO ACQUIRE THIS CERTIFICATE (COLLECTIVELY A "PLAN INVESTOR"), OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, AN OPINION OF COUNSEL, OR A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT IN LIEU OF SUCH OPINION OF COUNSEL, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE COMPANY, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                  THE TRANSFEREE OF THIS CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE

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



REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS
CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR
CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

                  THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE COMPANY, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

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                                       A-2

Certificate No. __

Cut-off Date:
June 9, 1997

First Payment Date:                    Certificate Percentage Interest
July 25, 1997                 this Certificate:  ____%

Assumed Final Payment Date:            CUSIP [_____]
December __, 2022


                          HOME LOAN-BACKED CERTIFICATE
                                 SERIES 1997-HI3


evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Mortgage Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).

                  This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Company, the Sellers, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the Mortgage Loans is guaranteed or insured by any governmental agency or instrumentality or by the Company, the Sellers, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Sellers, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that [name of Holder] is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Mortgage Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately

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                                       A-3
following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereof) of the Certificate Distribution Amount required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

                  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

                  No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Company. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Company) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Master Servicer and the Certificate Registrar, or a certification in the form of Exhibit G to the Agreement, to the effect that the purchase or holding of the Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the

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                                       A-4

Company, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Home Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Company is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 26, 1997, between Home Loan Trust 1997-HI3 (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture").

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

                  The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and the counsel of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument or (b) the consent of Holders of the Certificates evidencing a majority of the Certificate Percentage Interests of the Certificates and the Indenture

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                                       A-5

Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

                  Except as provided in the Agreement, the Certificates are issuable only in minimum denominations of a 1.00% Certificate Percentage Interest and in integral multiples of a 0.01% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

                  The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in December 2022, (iii) at the time provided in
Section 8.02 or (iv) the purchase by the Master Servicer of all Mortgage Loans pursuant to Section 8.08(a) of the Servicing Agreement.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

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                                       A-6

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                      HOME LOAN TRUST 1997-HI3

                      by    WILMINGTON TRUST COMPANY, not in
                            its individual capacity but solely as Owner
                            Trustee



Dated: June 26, 1997
                                       Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.


WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By:
           Authorized Signatory



or                                                            ,
         as Authenticating Agent of the Trust


By:
           Authorized Signatory

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                                       A-7

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                 ___________________________________________*/
                              Signature Guaranteed:


                          ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.



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                                       A-8

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
----------------------------------------------
-----------------------------------------------------------------
for the account of ________________________________________, account number
______________, or, if mailed by check, to ______________.

         Applicable statements should be mailed to__________________.


                                ------------------------------
                                Signature of assignee or agent
                                (for authorization of wire
                                 transfer only)

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                                       A-9

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT










                              CERTIFICATE OF TRUST

                                       OF

                            HOME LOAN TRUST 1997-HI3



         THE   UNDERSIGNED,   ______________________,   as  owner  trustee  (the
"Trustee"), for the purpose of forming a business trust does hereby certify as follows:

         1.       The name of the business trust is:

                            HOME LOAN TRUST 1997-HI3

          2. The name and business address of the Trustee of the business trust in the State of Delaware is ______________________, _________________,
     __________, Delaware _____.
         3. The business trust reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE UNDERSIGNED, being the Trustee hereinbefore named, for the purpose of forming a business trust pursuant to the provisions of the Delaware Business Trust Act, does make this certificate of trust, hereby declaring and further certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                            [NAME OF OWNER TRUSTEE],

                                            not in its individual capacity but
                                      solely as owner trustee under a Trust
                                            Agreement dated as of June 26, 1997


                                            By:
                                            Name:
                                            Title:


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                                       B-1

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                              Description  of Rule  144A  Securities,  including
numbers:
                       ===============================================
                       ===============================================


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (as defined in the Trust Agreement (the "Agreement"), dated as of _________, ____ between Residential Funding Mortgage Securities II, Inc., as Depositor and ______________________, as Owner Trustee pursuant to Section 3.05 of the Agreement and __________________________________
as indenture trustee, as follows:

                           a.  The   Buyer   understands   that  the  Rule  144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

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




                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.  The Buyer represents that:

         (i)      either (a) or (b) is satisfied, as marked below:

                           ____ a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           ____ b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master

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                                       C-2

Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and
         (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                       Print Name of Buyer

By:                                        By:
     Name:                                 Name:
     Title:                                Title:

Taxpayer Identification:                   Taxpayer Identification:

No.                                        No.

Date:                                      Date:

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                                       C-3

                                                            ANNEX 1 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:
             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


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                                       C-4

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ___  Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
     Section 15 of the ------------- Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.
     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.
___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.
             10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


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                                       C-5

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___          Will the Buyer be purchasing the Rule 144A
  Yes         No  Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                      Name:
                                     Title:
                                      Date:

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                                       C-6

                              ANNEX 2 TO EXHIBIT C


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).
____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements
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                                       C-7
made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     Print Name of Buyer


                                                     By:
                                      Name:
                                     Title:

                                 IF AN ADVISER:


                                                     Print Name of Buyer


                                      Date:

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                                       C-8

                                    EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


                                                       , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street, 10th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

                  Re:      Home Loan-Backed Certificates
                           Series 1997-HI3

Ladies and Gentlemen:

                  (the "Purchaser") intends to purchase from  (the
"Seller") ____% Certificate Percentage Interest of Series 1997-HI3 (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of June 26, 1997 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                           1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and
                  (e) the Certificates will bear a legend to the foregoing effect.


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                           2. The  Purchaser is acquiring the  Certificates  for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the
                  Company  as has  been  requested  by the  Purchaser  from  the
                  Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or

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                  that would  require  registration  or  qualification  pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                           6.  The Purchaser represents:

         (i) that either (a) or (b) is satisfied, as marked below:

                           ____ a. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

         (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                           7.  The Purchaser is not a non-United States person.

                                                              Very truly yours,




                                                              By:
                                                              Name:
                                                              Title:


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                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                     , 19


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank
450 West 33rd Street, 10th Floor
New York, NY  10001

Attention:  Corporate Trust Administration

                  Re:      Home Loan-Backed Certificates
                           Series 1997-HI3

Ladies and Gentlemen:

                         (the "Purchaser") intends to purchase from        (the
"Seller") ____% Certificate Percentage Interest of Series 1997-HI3 (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of June 26, 1997 between Residential Funding Mortgage Securities II, Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Chase Manhattan Bank as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with

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



respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                              Very truly yours,


                                                              (Seller)



                                                              By:
                                                              Name:
                                                              Title:



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                                    EXHIBIT F

                        CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Trust Agreement, dated as of _________, ____ (the "Trust Agreement"), between Residential Funding Mortgage Securities II, Inc., as depositor and ______________________, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Residential Home Loan-Backed Certificates, Series 1997-HI3 (the "Certificate"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III. In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                   Complete Either A or B

 A.       Individual as Beneficial Owner

          1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

          2.       My (The Beneficial Owner's) name and home address are:


                                                            ; and

3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is .
B.   Corporate, Partnership or Other Entity as Beneficial Owner
1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;
2. The Beneficial Owner's office address and place of incorporation (if applicable) is ; and

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




        3.       The Beneficial Owner's U.S. employer identification number is
                                    ------------------------.


Part II -                  Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                         an IRS Form W-9

                         a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

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




         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.



         Name


         Title (if applicable)


         Signature and Date




*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this
certificate.


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                                    EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER


                                            _____________, 199__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

[CERTIFICATE REGISTRAR]

      Re:      Residential Funding Mortgage Securities II, Inc.
                 Home Loan-Backed Certificates, Series 1997-HI3

Dear Sirs:

                  __________________________________  (the "Transferee") intends to acquire from _____________________  (the "Transferor")  $____________ Initial
Certificate Principal Balance of Residential Mortgage Securities II, Inc. Home Loan-Backed Certificates, Series 1997- HI3 (the "Certificates"), issued pursuant to a Trust Agreement (the "Trust Agreement") dated June 26, 1997 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

                  The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

                  (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in

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



         which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101; or

                  (2) The purchase of the Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor or the Trustee to any obligation in addition to those undertaken in the Trust Agreement and, with respect to each source of funds being used by the Transferee to acquire the Certificates (each being referred to as a "Source") and the following statements in at least one of (a) or (b):

                           (a) the  Transferee  is an insurance  company and (i)
                  the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under PTCE 95-60 and
                  (iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                           (b) the  Transferee  is an insurance  company and (i)
                  the Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL regulations to be promulgated thereunder ("401(c) Regulations") have been satisfied and will continue to be satisfied and (iii) the Transferee represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final; and

                  (3) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                                     Very truly yours,



                                                     By:

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                                      Name:
                                     Title:


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